UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 1
to
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material under §240.14a-12
Columbia Care Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☐   No fee required
☒   Fe e paid previously with preliminary materials
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

No securities regulatory authority in Canada or any other jurisdiction has expressed an opinion about, or passed upon the fairness or merits of, the transaction described in this document, the securities offered pursuant to such transaction or the adequacy of the information contained in this document and it is an offense to claim otherwise.
NOTICE OF MEETING
AND
MANAGEMENT INFORMATION CIRCULAR
FOR THE
SPECIAL MEETING OF SHAREHOLDERS OF
COLUMBIA CARE INC.
TO BE HELD ON
   •
Dated as of    •
The members of the Board of Directors of Columbia Care Inc.
UNANIMOUSLY recommend that Columbia Care Shareholders vote FOR the Arrangement Resolution

These materials are important and require your immediate attention. They require Shareholders of Columbia Care Inc. to make an important decision. If you are in doubt as to how to make such decision, please contact your financial, legal or other professional advisor. If you have any questions or require more information with regard to the transactions described herein or procedures for voting, please contact the Company’s proxy solicitation agent, Morrow Sodali, at 1-888-999-2785 toll free in North America, or call collect outside North America at 1-289-695-3075 or by email at assistance@morrowsodali.com.

   •
Dear Shareholder:
You are invited to attend a special meeting (the “Meeting”) of shareholders (the “Columbia Care Shareholders”) of Columbia Care Inc. (the “Company” or “Columbia Care”) to vote on a proposed business combination of Columbia Care and Cresco Labs Inc. (“Cresco”). This is an exciting opportunity for Columbia Care Shareholders in this dynamic and growing industry and we encourage all Columbia Care Shareholders to participate in the vote. The Meeting will be held at 10:00 a.m. (Toronto time), on    •    virtually via live audio webcast online at https://web.lumiagm.com/200807187.
The proposed business combination with Cresco involves the acquisition by Cresco of all of the issued and outstanding common shares and proportionate voting shares of the Company (collectively, the “Columbia Care Shares”) by way of a plan of arrangement (the “Arrangement”) under the Business Corporations Act (British Columbia) in accordance with the terms of an arrangement agreement dated March 23, 2022 (the “Arrangement Agreement”) between Columbia Care and Cresco.
Following completion of the Arrangement, the combined company will be well placed to compete in the cannabis industry as one of the largest vertically-integrated multi-state cannabis operators in the United States, a leading North American cannabis company by footprint, and one of the largest cannabis brand distributors in the industry.
The notice of meeting and management information circular that follow contain details about the proposed Arrangement, including the background that led to the Company’s board of directors recommending the Arrangement to Columbia Care Shareholders and their reasons for doing so. Some of the main benefits to you as a Columbia Care Shareholder include:
•
receiving a premium of approximately 16.0% based on the closing prices of the Columbia Care common shares and the subordinate voting shares in the capital of Cresco (the “Cresco Shares”), each on the Canadian Securities Exchange as of March 22, 2022, the last trading day prior to the announcement of the entering into of the Arrangement Agreement;

•
keeping your exposure to Columbia Care while gaining exposure to Cresco’s multi-state facilities, distribution channels and networks;

•
owning a stock that leverages the best of Columbia Care and Cresco and the exciting growth potential and synergies of rolling out a proven model to an increasing geographic footprint. The combined company is expected to have a strong pro forma cash position to support profitable growth initiatives;

•
Columbia Care’s board unanimously recommends that you vote FOR the Arrangement. The board reached its conclusion after receiving legal and financial advice, including fairness opinions from its financial advisors that the consideration to be received in the Arrangement is fair to Columbia Care Shareholders, from a financial point of view, a recommendation of the Columbia Care Special Committee (as defined in the accompanying management information circular) and careful consideration of, among other things, the current and expected future financial position of Columbia Care, the terms of the Arrangement Agreement and the plan of arrangement, as well as various benefits and risks presented by the Arrangement; and

•
certain Columbia Care Shareholders, including directors and senior officers of Columbia Care, have entered into voting support agreements and lock up agreements with Cresco, which, as of the record date for the Meeting, represents approximately 17.84% of the voting rights attached to all Columbia Care Shares.

In order for the Arrangement to be effective, the Arrangement must be approved by at least two-thirds (66 2∕3%) of the votes cast by Columbia Care Shareholders, voting together as a single class, present or represented by proxy at the Meeting and entitled to vote at the Meeting. In addition, the Arrangement must be approved by at least a simple majority of the votes cast by Columbia Care Shareholders, voting together as a single class, present or represented by proxy at the Meeting and entitled to vote at the Meeting, excluding the votes of the persons whose votes may not be included under the minority approval requirements for a business combination under Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The Arrangement is also subject to certain other conditions, including the approval of the Supreme Court of British Columbia and certain regulatory approvals in the United States.
If the Arrangement becomes effective, Columbia Care Shareholders will receive 0.5579 of a Cresco Share for each Columbia Care common share held and 55.79 Cresco Shares for each Columbia Care proportionate voting share held, subject to potential adjustment as described herein.
The accompanying notice of meeting of shareholders and management information circular describes the Arrangement and includes certain additional information to assist you in considering how to vote on the special resolution approving the Arrangement. This information is important and you are urged to read this information carefully and, if you require assistance, to consult your financial, legal, tax and other professional advisors.
Your vote is important regardless of the number of Columbia Care Shares you own and you are urged to submit your proxy well in advance of the voting deadline in order to have your voice heard. Even if you are a registered Columbia Care Shareholder and plan to attend the Meeting, we encourage you to take the time now to follow the instructions on the enclosed form of proxy so that your Columbia Care Shares can be voted at the Meeting in accordance with your instructions. We encourage you to use the internet voting option to ensure your vote is received prior to the voting deadline. Alternatively, you can complete, sign, date and return the enclosed form by mail. If you hold your Columbia Care Shares through a broker, trustee, financial institution or other intermediary, you are a non-registered Columbia Care Shareholder and you will receive instructions from such intermediary, or on the intermediary’s behalf, as to how to vote your Columbia Care Shares. We encourage non-registered Columbia Care Shareholders to carefully follow such instructions so that your Columbia Care Shares can be voted at the Meeting.
If you are a registered holder of Columbia Care Shares, we also encourage you to complete, sign, date and return the enclosed letter of transmittal along with the share certificate(s) representing your Columbia Care Shares so that, if the proposed Arrangement is approved, the consideration for your Columbia Care Shares can be sent to you at the correct address as soon as possible following the implementation of the Arrangement and in order for you to make the election described herein to be an Electing Columbia Care Shareholder (as defined in the accompanying management information circular), if you are eligible and wish to do so, so that your Columbia Care Shares will be transferred directly to Cresco pursuant to the Arrangement, see “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Resident in Canada — Resident Holders of Columbia Care Common Shares Participating in the Arrangement”. Only registered Columbia Care Shareholders will receive a letter of transmittal. Non-registered Columbia Care Shareholders will receive instructions from their intermediaries as to how to receive the consideration for their Columbia Care Shares following the implementation of the Arrangement and in order for you to provide instructions as to whether you wish to make the election described herein to be an Electing Columbia Care Shareholder, if you are eligible, so that your Columbia Care Shares will be transferred directly to Cresco pursuant to the Arrangement, see “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Resident in Canada — Resident Holders of Columbia Care Common Shares Participating in the Arrangement”.
If you have any questions or require assistance with voting your proxy, please contact the Company’s proxy solicitation agent, Morrow Sodali, at 1-888-999-2785 toll free in North America, or call collect outside North America at 1-289-695-3075 or by email at assistance@morrowsodali.com.

Subject to obtaining court approval, receipt of any regulatory approvals and the satisfaction or waiver of all other conditions to closing, including the approval of Columbia Care Shareholders, it is expected that the Arrangement will be completed in the fourth quarter of 2022.
Sincerely,
On behalf of the Board of Directors of the Company,
• Nicholas Vita Director and Chief Executive Officer
NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE ARRANGEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE ARRANGEMENT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION DISCLOSED IN THE ACCOMPANYING CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COLUMBIA CARE INC.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN that the special meeting (the “Meeting”) of the holders (the “Columbia Care Common Shareholders”) of common shares (“Columbia Care Common Shares”) and holders (the “Columbia Care PV Shareholders” and, together with the Columbia Care Common Shareholders, the “Columbia Care Shareholders”) of proportionate voting shares (“Columbia Care PV Shares” and, together with the Columbia Care Common Shares, the “Columbia Care Shares”) of Columbia Care Inc. (the “Company” or “Columbia Care”) will be held at 10:00 a.m. (Toronto time), on    •    virtually via live audio webcast online at https://web.lumiagm.com/200807187 for the following purposes:
(a)
to consider pursuant to an interim order of the Supreme Court of British Columbia dated May 10, 2022, as amended (the “Interim Order”) and, if thought advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Appendix B to the accompanying management information circular (the “Circular”), to approve a plan of arrangement (the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (“BCBCA”); and

(b)
to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Particulars of the foregoing matters are set forth in the Circular. The Board of Directors of the Company has fixed the close of business on May 10, 2022 as the record date (the “Record Date”) for the determination of the Columbia Care Shareholders entitled to receive notice of, and to vote at, the Meeting. Only Columbia Care Shareholders whose names have been entered in the register of Columbia Care Shareholders as of the Record Date will be entitled to receive notice of, and to vote at, the Meeting.
Columbia Care Shareholders are entitled to vote at the Meeting or by proxy, as described in the Circular under the heading “General Proxy Information”. Only registered Columbia Care Shareholders, or the persons appointed as their proxies, are entitled to attend and vote at the Meeting. For information with respect to Columbia Care Shareholders who own their Columbia Care Shares through an intermediary, see “General Proxy Information — Non-Registered Columbia Care Shareholders” in the accompanying Circular.
Whether or not you are able to attend the Meeting, you are encouraged to provide voting instructions on the enclosed form of proxy as soon as possible. The Company’s transfer agent, Odyssey Trust Company, must receive your proxy no later than    •    at 10:00 a.m. (Toronto time), or, if the Meeting is adjourned or postponed, no later than 48 hours (excluding Saturdays, Sundays and holidays in the Province of Ontario) before any adjourned or postponed Meeting. You must send your proxy to the Company’s transfer agent by either using the envelope provided or by mailing the proxy to Odyssey Trust Company, Attention: Proxy Department, 67 Yonge Street, Suite 702, Toronto, Ontario M5E 1J8. You may also vote through the internet by going to https://login.odysseytrust.com/pxlogin and click on VOTE and enter the 12 digit control number found on the form of proxy. If you wish to vote on the internet, you must do so no later than    •    at 10:00 a.m. (Toronto time). In addition, you may personally deliver your completed, dated and signed form of proxy to Odyssey Trust Company, Attention: Proxy Department, 67 Yonge Street, Suite 702, Toronto, Ontario M5E 1J8 no later than    •    at 10:00 a.m. (Toronto time).
If you are a non-registered Columbia Care Shareholder (for example, if you hold Columbia Care Shares in an account with an intermediary), you should follow the voting procedures described in the form of proxy or voting instruction form provided by your intermediary or call your intermediary for information as to how you can vote your Columbia Care Shares. Note that the deadlines set by your intermediary for submitting your form of proxy or voting instruction form may be earlier than the dates described above, and non-registered Columbia Care Shareholders wishing to vote on the internet must do so no later than    •    at 10:00 a.m. (Toronto time).
Late proxies may be accepted or rejected by the Chairman of the Meeting at his or her sole discretion. The Chairman is under no obligation to accept or reject any particular late proxy. The time limit for deposit of proxies may be waived or extended by the Chairman of the Meeting at his or her discretion, without notice.
Registered Columbia Care Shareholders as at the Record Date have the right to dissent with respect to the Arrangement Resolution and, if the Arrangement Resolution becomes effective, to be paid the fair value of their Columbia Care Shares in accordance with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Interim Order and the plan of arrangement. A Columbia Care Shareholder’s right to dissent is more particularly described in the Circular under the heading “Dissenting Shareholders’ Rights” and the text of Sections 237 to 247 of the BCBCA is set forth in Appendix F to the Circular and a copy of the Interim Order is attached to the Circular as Appendix D.
Please refer to the Circular for a description of the right to dissent in respect of the Arrangement Resolution.
Failure to strictly comply with the requirements set forth in Sections 237 to 247 of the BCBCA (as modified by the Interim Order and the plan of arrangement (as applicable)) with respect to the Arrangement may result in the loss of any right to dissent. Persons who are beneficial owners of Columbia Care Shares as at the Record Date registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent should be aware that only the registered holders of Columbia Care Shares as at the Record Date are entitled to dissent. Accordingly, a beneficial owner of Columbia Care Shares as at the Record Date desiring to exercise the right to dissent must make arrangements for the registered holder of such Columbia Care Shares to dissent on behalf of the holder or, alternatively, they may make arrangements for the Columbia Care Shares beneficially owned by such holder to be registered in such holder’s name prior to the time the written objection to the Arrangement Resolution is required to be received by the Company.
DATED at Toronto, Ontario this    •   .
BY ORDER OF THE BOARD
Nicholas Vita Director and Chief Executive Officer

i

Appendices
ii

COLUMBIA CARE INC.
MANAGEMENT INFORMATION CIRCULAR
This management information circular (the “Circular”) and accompanying form of proxy are furnished in connection with the solicitation of proxies by the management of Columbia Care Inc. (“Columbia Care” or the “Company”) for use at the special meeting (the “Meeting”) of holders (the “Columbia Care Common Shareholders”) of common shares (“Columbia Care Common Shares”) and holders (the “Columbia Care PV Shareholders” and, together with the Columbia Care Common Shareholders, the “Columbia Care Shareholders”) of proportionate voting shares (“Columbia Care PV Shares” and, together with the Columbia Care Common Shares, the “Columbia Care Shares”) of Columbia Care to be held at 10:00 a.m. (Toronto time), on    •    virtually via live audio webcast online at https://web.lumiagm.com/200807187, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of special meeting (the “Notice of Meeting”).
All summaries of, and references to, the Plan of Arrangement, the Arrangement Resolution, the Arrangement Agreement, the ATB Fairness Opinion and the Canaccord Genuity Fairness Opinion in this Circular are qualified in their entirety by reference to the complete text of these documents, each of which is either included as an appendix to this Circular or filed (or will be filed) under the Company’s profile on SEDAR at www.sedar.com and the SEC website (“EDGAR”) at www.sec.gov. Columbia Care Shareholders are urged to carefully read the full text of these documents.
GENERAL MATTERS
Defined Terms
In this Circular, unless otherwise indicated or the context otherwise requires, terms defined in Appendix A shall have the meanings attributed thereto. Words importing the singular include the plural and vice versa and words importing gender include all genders.
Information Contained in this Circular
This Circular is dated    •    and is first being mailed to Columbia Care Shareholders on or about    •   . The information contained in this Circular, unless otherwise indicated, is given as of May 24, 2022.
No person has been authorized by the Company to give any information (including any representations) in connection with the matters to be considered at the Meeting other than the information contained in this Circular. This Circular does not constitute an offer to buy, or a solicitation of an offer to acquire, any securities, or a solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or is unlawful. Information contained in this Circular should not be construed as legal, tax or financial advice, and Columbia Care Shareholders should consult their own professional advisors concerning the consequences of the Arrangement in their own circumstances.
This Circular and the transactions contemplated by the Arrangement Agreement and the Plan of Arrangement have not been approved or disapproved by any securities regulatory authority nor has any securities regulatory authority passed upon the fairness or merits of such transactions or upon the accuracy or adequacy of the information contained in this Circular. Any representation to the contrary is unlawful.
Information Contained in this Circular Regarding Cresco
Certain information included in this Circular pertaining to Cresco, including, but not limited to, information pertaining to Cresco in Appendix J, has been furnished by Cresco, or is derived from Cresco’s publicly available documents. With respect to this information, the Columbia Care Board has relied exclusively upon Cresco, without independent verification by the Company. Although the Company does not have any knowledge that would indicate that such information is untrue or incomplete, neither the Company nor any of its directors or officers assumes any responsibility for the accuracy or completeness of such information, or for the failure by Cresco to disclose events or information that may affect the completeness or accuracy of such information.

For further information regarding Cresco, please refer to Cresco’s filings with the securities regulatory authorities which may be obtained under Cresco’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov. See also Appendix J.
Financial Information
Unless otherwise indicated, all financial information referred to in this Circular was prepared in accordance with U.S. GAAP.
Currency
Unless otherwise indicated, all references to “$” or “dollars” set forth in this Circular are to United States dollars.

FREQUENTLY ASKED QUESTIONS
The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting (the “Meeting”) of the holders (the “Columbia Care Common Shareholders”) of common shares (“Columbia Care Common Shares”) and the holders (the “Columbia Care PV Shareholders” and, together with the Columbia Care Common Shareholders, the “Columbia Care Shareholders”) of proportionate voting shares (“Columbia Care PV Shares” and, together with the Columbia Care Common Shares, the “Columbia Care Shares) of Columbia Care. The following questions and answers may not include all the information that is important to Columbia Care Shareholders. We urge Columbia Care Shareholders to carefully read the entire management information circular of Columbia Care (the “Circular”), including the appendices and the other documents referred to herein.
Q: What proposals will be voted on at the Meeting?
A: At the Meeting, Columbia Care Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Appendix B to this Circular, to approve the Arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (“BCBCA”) whereby, among other things, Cresco Labs Inc. (“Cresco”) will acquire all of the issued and outstanding Columbia Care Shares as more particularly described in this Circular.
Q: How does the Columbia Care Board recommend I vote on this proposal?
A: The board of directors of Columbia Care (the “Columbia Care Board”) unanimously recommends that you vote FOR the Arrangement. The Columbia Care Board reached its conclusion after receiving legal and financial advice, including fairness opinions from its financial advisors that the consideration to be received in the Arrangement is fair to Columbia Care Shareholders, from a financial point of view; a recommendation of the special committee of the Columbia Care Board comprised of independent directors (the “Columbia Care Special Committee”) and careful consideration of, among other things, the current and expected future financial position of Columbia Care, the terms of the Arrangement Agreement and the plan of arrangement, as well as various benefits and risks presented by the Arrangement.
In making its recommendation, the Columbia Care Board and the Columbia Care Special Committee considered a number of factors which are described in this Circular under the headings “The Arrangement — Background to the Arrangement”, “The Arrangement — Description of the Arrangement”, “The Arrangement — Reasons for the Arrangement”, “The Arrangement — ATB Fairness Opinion” and “The Arrangement — Canaccord Genuity Fairness Opinion”.
Q: Has a fairness opinion been provided on the Arrangement?
A: Yes, the Columbia Care Board and the Columbia Care Special Committee received fairness opinions from Canaccord Genuity Corp. (the “Canaccord Genuity Fairness Opinion”) and ATB Capital Markets Inc. (the “ATB Fairness Opinion”), respectively, stating that as of the date of such opinions and based upon and subject to the assumptions made, limitations considered and qualifications set forth therein, the Consideration to be received under the Arrangement by Columbia Care Shareholders is fair, from a financial point of view, to the Columbia Care Shareholders. The ATB Fairness Opinion can be found in Appendix G to this Circular and the Canaccord Genuity Fairness Opinion can be found in Appendix H to this Circular.
See “The Arrangement — ATB Fairness Opinion” and “The Arrangement — Canaccord Genuity Fairness Opinion”.
Q: Have any existing Columbia Care Shareholders already agreed to vote in favor of these proposals or lock-up their Columbia Care Shares?
A: Yes, certain Columbia Care Shareholders, including directors and senior officers of Columbia Care holding approximately 17.84% of the voting rights attached to the Columbia Care Shares as of the Record Date, have entered into Voting Support Agreements and Lock-Up Agreements.
See “Summary — Voting Support Agreements” and “Summary — Lock-up Agreements”.

Q: When and where is the Meeting?
A: The Meeting will be held at 10:00 a.m. (Toronto time), on    •   , 2022 virtually via live audio webcast online at https://web.lumiagm.com/200807187. Online check-in will begin at 9:00 a.m. Toronto time, and we encourage you to allow ample time for the online check-in procedures. To participate in the Meeting, Registered Columbia Care Shareholders will need their unique control number located on the form or proxy or voting instruction form, as applicable, and a password; Duly appointed proxy holders will need the Username provided to them by Odyssey Trust Company (“Odyssey”) and a password. The Password to attend the live audio webcast of the Meeting for both groups is columbia2022 (which is case sensitive). Online access to the Meeting will open approximately 60 minutes prior to the start of the Meeting.
Q: Who can attend and vote at the Meeting?
A: Only registered Columbia Care Shareholders as of the close of business on May 10, 2022, the record date of the Meeting (“Record Date”), and duly appointed proxyholders, are entitled to virtually attend, participate and vote at the Meeting or any postponement or adjournment thereof. Guests are welcome to attend and view the webcast, but will be unable to participate or vote at the Meeting.
Q: How do I attend and participate in the Meeting?
A: Columbia Care is holding the Meeting in a virtual only format, which will be conducted via live audio webcast. Columbia Care Shareholders will not be able to attend the Meeting in person. In order to attend, participate or vote at the Meeting (including for voting and asking questions at the Meeting), Columbia Care Shareholders must have a valid Username. To join as a guest please visit the Meeting online at https://web.lumiagm.com/200807187 and select “Join as a Guest” when prompted.
Registered Columbia Care Shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at https://web.lumiagm.com/200807187. Such persons may then enter the Meeting by clicking “I have a login” and entering a Username and Password before the start of the Meeting.
Registered Columbia Care Shareholders
The control number located on the form of proxy is the Username. The Password to the Meeting is “columbia2022” (case sensitive). If, as a Registered Columbia Care Shareholder, you are using your control number to login to the Meeting and you have previously voted, you do not need to vote again when the polls open. By voting at the meeting, you will revoke your previous voting instructions received prior to the voting deadline.
Duly appointed proxyholders
Odyssey will provide the proxyholder with a Username by e-mail after the voting deadline has passed. The Password to the Meeting is “columbia2022” (case sensitive). Only Registered Columbia Care Shareholders and duly appointed proxyholders will be entitled to attend, participate and vote at the Meeting. Non-Registered Columbia Care Shareholders who have not duly appointed themselves as proxyholder will be able to attend the meeting as a guest but not be able to participate or vote at the Meeting. Columbia Care Shareholders who wish to appoint a Third-Party Proxyholder to represent them at the Meeting, including Non-Registered Columbia Care Shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting, MUST submit their duly completed proxy or voting instruction form AND register the proxyholder. See “Appointment of a Third Party as a Proxy”.
If you attend the Meeting online, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedure.

Q: What if I need technical assistance?
A: If you encounter any difficulties accessing the Meeting during the Meeting time, please call the technical support number that will be posted on the Meeting log-in page. The operator of the Meeting website will check the functioning of the Meeting website on the day of the Meeting for any problems. The Meeting website also has a “Help” button in the top right corner of the screen in the event that the website is not functioning properly during the Meeting. Please be sure to check in by 9:00 a.m. Toronto time on    •   , 2022, the date of the Meeting, so that any technical difficulties may be addressed before the live audio webcast begins.
Q: Why is Columbia Care proposing the Arrangement Resolution Proposal?
A: In evaluating the Arrangement and the Arrangement Agreement, and in making their recommendations, the Columbia Care Board and the Columbia Care Special Committee gave careful consideration to the current and expected future financial position of Columbia Care and all terms of the Arrangement Agreement and the Plan of Arrangement. The Columbia Care Board and the Columbia Care Special Committee considered a number of factors including, among others, the following:
•
Meaningful Participation by Shareholders in the Future Growth of the Combined Company.    Under the Arrangement, Columbia Care Shareholders will receive, in consideration for their Columbia Care Shares, Cresco subordinate voting shares (“Cresco Shares”). As a result, Columbia Care Shareholders will have an opportunity to own approximately 35% of the enlarged Cresco on a pro forma basis. The combination of Columbia Care with Cresco is an opportunity to own shares in a larger licensed cannabis operator with (i) superior market access based on establishments in the largest and fastest-growing markets across the United States, (ii) market and category share leadership based on the strongest brands in cannabis and leading retail productivity, and (iii) balanced economics, through an industry-proven channel mix, diversified state exposure and stronger financials.

•
No Other Expression of Interest.   Since first announcing a potential business combination transaction with Cresco on March 23, 2022, Columbia Care has not received any inquiries or proposals that are, or could reasonably be expected to lead to, an Acquisition Proposal (as defined in the Arrangement Agreement).

•
Key Shareholder Support.   The Columbia Care Shareholders who, collectively, as of the Record Date, beneficially own or exercise control or direction over, directly or indirectly, approximately 17.84% of the voting rights attached to the Columbia Care Shares, have entered into the Voting Support Agreements under which they have agreed to vote FOR the Arrangement Resolution.

•
Receipt of the Canaccord Genuity Fairness Opinion and the ATB Fairness Opinion.   The Columbia Care Board and the Columbia Care Special Committee have received the Canaccord Genuity Fairness Opinion and the ATB Fairness Opinion, respectively, stating that, as of the date of such opinions and based upon and subject to the assumptions made, limitations considered and qualifications set forth therein, the Consideration to be received under the Arrangement by Columbia Care Shareholders is fair, from a financial point of view, to Columbia Care Shareholders.

•
Strong Management Ability and Skills.   Cresco has an experienced management team with a proven track record of generating shareholder value in the context of the evolving cannabis regulatory regimes in the United States and elsewhere, as well as substantial knowledge of all stages of cannabis production and sales.

•
Evaluation and Analysis.   The Columbia Care Special Committee was formed in October 2021 to review, consider and evaluate a strategic opportunity which arose from an unsolicited proposal from a third party, as well as any other strategic alternatives that might be available to Columbia Care. The Columbia Care Special Committee considered and evaluated an unsolicited third party proposal in the fall of 2021 and a subsequent unsolicited third party proposal late in 2021. As a result, the Columbia Care Special Committee and the Columbia Care Board have, for an extended period of time, been involved in reviewing strategic alternatives that could enhance shareholder value. With respect to the Arrangement, the Columbia Care Board has given lengthy consideration to the business, operations, assets, financial condition, operating results and prospects for the combined company as well as current industry, economic and market conditions and related risks. The Columbia Care Board considered the current and anticipated future opportunities and risks associated with the business, operations, assets, financial performance and condition of Columbia Care, both in giving effect to the Arrangement and in considering Columbia Care continuing as a stand-alone company.
See “The Arrangement — Reasons for the Arrangement”.
Q: How many votes do I have?
A: Each Columbia Care Common Share will entitle the holder of record thereof to one vote at the Meeting and each Columbia Care PV Share will entitle the holder of record thereof to 100 votes at the Meeting.
Q: What constitutes a quorum?
A: A quorum for the transaction of business at the Meeting is present if Columbia Care Shareholders who, together, hold not fewer than 25% of the votes attaching to the outstanding Columbia Care Shares entitled to vote at the Meeting are present or represented by proxy. In the event that a quorum is not present at the time fixed for holding the Meeting, the Meeting shall stand adjourned to such date and to such time and place as may be determined by the Columbia Care Shareholders present at the Meeting.
Q: What vote is required to approve the proposals presented at the Meeting?
A: The votes required to approve the Arrangement Resolution are as follows: (i) at least two thirds (66 2∕3%) of the votes cast on the Arrangement Resolution by Columbia Care Shareholders, voting together as a single class, present or represented by proxy at the Meeting and entitled to vote at the Meeting; and (ii) at least a simple majority of the votes cast on the Arrangement Resolution by Columbia Care Shareholders, voting together as a single class, present or represented by proxy at the Meeting and entitled to vote at the Meeting, excluding the votes of the persons whose votes may not be included under the minority approval requirements for a business combination under MI 61-101.
See “The Arrangement — Required Shareholder Approval”.
Q: How do I vote my Columbia Care Shares?
A: You should carefully read and consider the information contained in this Circular. Registered Columbia Care Shareholders may vote on matters presented at the Meeting in any of the following ways:
•
Virtually.   You may exercise your right to vote by completing a ballot online during the Meeting. For Registered Columbia Care Shareholders, the control number located on the form of proxy is the username and the password to the Meeting is “columbia2022” (case sensitive). For duly appointed proxyholders, Odyssey will provide the proxyholder with a username by e-mail after the voting deadline has passed and the password to the Meeting is “columbia2022” (case sensitive).

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Via the Internet.   You may vote through the internet by going to https://login.odysseytrust.com/pxlogin, clicking on VOTE PROXY and entering in the 12-digit control number found on the form of proxy.

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By Mail.   You may exercise your right to vote by dating, signing and returning the accompanying form of proxy to Odyssey. To be valid, completed proxy forms must be dated, completed, signed and deposited with Odyssey by mail to: Odyssey Trust Company, Attention: Proxy Department, 67 Yonge Street, Suite 702, Toronto, Ontario M5E 1J8.

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By Personal Delivery.   You may exercise your right to vote by personally delivering your completed, dated and signed form of proxy to Odyssey Trust Company, Attention: Proxy Department, 67 Yonge Street, Suite 702, Toronto, Ontario M5E 1J8.

A Columbia Care Shareholder’s proxy or voting instructions must be received by 10:00 a.m. Toronto time on    •   , 2022, or if the Meeting is postponed or adjourned, two Business Days preceding the date of any adjournment or postponement. The Chairman of the Meeting shall have the discretion to waive or extend the proxy deadline without notice. See “General Proxy Information — Voting of Proxies”.
Columbia Care Shareholders who wish to appoint a Third Party Proxyholder to attend, participate or vote at the Meeting as their proxy and vote their Columbia Care Shares must follow the steps below:

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Step 1- Submit your proxy or voting instruction form — To appoint a Third Party Proxyholder, insert such person’s name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you are a Non-Registered Columbia Care Shareholder located in the United States, you must also provide Odyssey with a duly completed legal proxy if you wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder. See below under this section for additional details.

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Step 2- Register your proxyholder — To register a proxyholder, shareholders MUST send an email to appointee@odysseytrust.com by 10:00 a.m. (Toronto time) on    •   , 2022 and provide Odyssey with the required proxyholder contact information, amount of Columbia Care Shares appointed, name in which the Columbia Care Shares are registered if they are a Registered Columbia Care Shareholder, or name of broker where the shares are held if a Non-Registered Columbia Care Shareholder, so that Odyssey may provide the proxyholder with a Username via email. Without a Username, proxyholders will not be able to attend, participate or vote at the Meeting.

If you are a Non-Registered Columbia Care Shareholder, please follow the instructions on the voting instruction form provided by your Intermediary to ensure that your vote is counted at the Meeting. If you are a Non-Registered Columbia Care Shareholder and wish to attend, participate or vote at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your Intermediary, follow all of the applicable instructions provided by your Intermediary AND register yourself as your proxyholder, as described above.
If you are a Columbia Care Shareholder and have any questions or require more information with regard to the procedures for voting, please contact the proxy solicitation agent for Columbia Care, Morrow Sodali, at 1-888-999-2785 toll free in North America, or call collect outside North America at 1-289-695-3075 or by email at assistance@morrowsodali.com.
See “General Proxy Information — Voting at the Meeting”.
Q: Should I send in my proxy now?
A: Yes. You are encouraged to vote well in advance of the proxy cut-off at 10:00 a.m. (Toronto time) on    •   , 2022 or in case of any adjournment or postponement of the Meeting, at least 48 hours (excluding Saturdays, Sundays and holidays in the Province of British Columbia) prior to the time of the adjourned or postponed Meeting.
Q: Should I send in my Letter of Transmittal and Columbia Care Share certificates now?
A: If you are a Registered Columbia Care Shareholder, we also encourage you to complete, sign, date and return the enclosed letter of transmittal along with the share certificate(s) or Direct Registration System advice(s) (“DRS Advices”) representing your Columbia Care Shares so that, if the proposed Arrangement is approved, the consideration for your Columbia Care Shares can be sent to you at the correct address as soon as possible following the implementation of the Arrangement and in order for you to make the election described herein to be an Electing Columbia Care Shareholder, if you are eligible and wish to do so, so that your Columbia Care Shares will be transferred directly to Cresco pursuant to the Arrangement.
See “Procedures for the Surrender of Share Certificates and Payment of Consideration — Letter of Transmittal” and “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Resident in Canada — Resident Holders of Columbia Care Common Shares Participating in the Arrangement”.
Q: If my Columbia Care Shares are held by an Intermediary, will they vote my Columbia Care Shares for me?
A: An Intermediary will vote the Columbia Care Shares held by you only if you provide instructions to such Intermediary on how to vote or which election to make. If you fail to give proper instructions, those Columbia Care Shares will not be voted on your behalf. If you are a Non-Registered Columbia Care Shareholder and wish to attend, participate or vote at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your Intermediary, follow all of the applicable instructions provided by your Intermediary AND register yourself as your proxyholder, as described in this Circular. By doing so, you are instructing your Intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your Intermediary.
See “General Proxy Information — Non-Registered Columbia Care Shareholders”, “General Proxy information — Voting at the Meeting — Appointment of a Third Party as Proxy”, and "How to Attend and Participate in the Meeting".
Q: Can I revoke my vote after I have voted by proxy?
A: Yes. A Registered Columbia Care Shareholder who has given a proxy may revoke the proxy at any time prior to use by depositing an instrument in writing, including another completed form of proxy, executed by such Registered Columbia Care Shareholder or by his or her attorney authorized in writing or by electronic signature, or, if the Registered Columbia Care Shareholder is a corporation, by an authorized officer or attorney thereof, or by transmitting by telephone or electronic means, a revocation signed, subject to the BCBCA, by electronic signature: (i) to the registered office of Columbia Care, located at 666 Burrard St., #1700, Vancouver, BC V6C 2X8, at any time prior to 5:00 p.m. (Toronto time); or (ii) to Odyssey Trust Company, Attention: Proxy Department, 67 Yonge Street, Suite 702, Toronto, Ontario M5E 1J8, on the last Business Day preceding the day of the Meeting (or any adjournment or postponement thereof).
See “General Proxy Information — Revocation of Proxies”.
Q: When will I receive the Cresco Subordinate Voting Shares in exchange for my Columbia Care Shares under the Arrangement?
A: You will receive the certificate(s) or DRS Advice(s) representing the Cresco Shares due to you under the Arrangement, less any amounts withheld pursuant to the Plan of Arrangement, as soon as practicable after the Arrangement becomes effective and your Letter of Transmittal, Columbia Care Share certificate(s) or DRS Advice(s), and all other required documents are properly completed and received by the Depositary.
Q: What happens if I send in my Columbia Care Share certificate(s) or DRS Advice(s) and the Arrangement Resolution is not approved or the Arrangement is not completed?
A: If the Arrangement Resolution is not approved or if the Arrangement is not otherwise completed, your Columbia Care Share certificate(s) or DRS Advice(s) will be returned as soon as practicable to you by the Depositary.
Q: What will I receive for my Columbia Care Shares under the Arrangement?
A: Subject to the terms and conditions set forth in the Arrangement Agreement and the Plan of Arrangement, Columbia Care Shareholders will receive 0.5579 of a Cresco Share, subject to adjustment as described below, for each Columbia Care Share (on an as converted to Columbia Care Common Share basis) outstanding immediately prior to the Effective Time (such ratio, subject to adjustment as described in this Circular, the “Exchange Ratio”), with the Columbia Care PV Shares treated on an as-converted basis to Columbia Care Common Shares pursuant to their respective terms. The Exchange Ratio is subject to adjustment in the event that Columbia Care is required to issue Columbia Care Shares in satisfaction of an earn-out payment for a prior acquisition, with the potential adjustment in proportion to the additional dilution from such potential issuance relative to Columbia Care’s current fully diluted in-the-money outstanding Columbia Care Shares (see: question below entitled “How will the Exchange Ratio Adjustment Factor impact the Exchange Ratio?”).
You will no longer own any Columbia Care Shares and will instead own Cresco Shares. As an example, if you owned 1,000 Columbia Care Common Shares on a fully-converted basis on the closing day of the Arrangement, after closing, provided that the Exchange Ratio has not been downwardly adjusted by the Adjustment Factor, you will own 557 Cresco Shares. If you owned 1,000 Columbia Care PV Shares on the closing day of the Arrangement, you will own 55,790 Cresco Shares, after closing.
At the Effective Time, (i) all Columbia Care equity awards granted under Columbia Care’s equity incentive plan or otherwise that are outstanding immediately prior to the Effective Time will be exchanged for replacement equity awards such that, upon exercise (with respect to Columbia Care Options) or vesting (with respect to Columbia Care PSUs and Columbia Care RSUs), as applicable, the holder of such award will be entitled to receive Cresco Shares, with the number of shares underlying such award and, in the case of Columbia Care Options, the exercise price of such award, adjusted based on the Exchange Ratio; (ii) each of the Columbia Care Warrants that are outstanding immediately prior to the Effective Time will be exercisable, in accordance with the terms of such Columbia Care Warrants, for the number of Cresco Shares that the holder of such Columbia Care Warrants would have been entitled to receive as a result of the transactions contemplated by the Arrangement if, immediately prior to the Effective Date, such holder had been the registered holder of the number of Columbia Care Common Shares to which such holder would have been entitled if such holder had exercised such holder’s Columbia Care Warrants immediately prior to the Effective Time; and (iii) each of the Columbia Care Convertible Notes that are outstanding immediately prior to the Effective Time will be convertible, in accordance with the terms of such Columbia Care Convertible Notes, into the number of Cresco Shares that the holder of such Columbia Care Convertible Notes would have been entitled to receive as a result of the transactions contemplated by the Arrangement if, immediately prior to the Effective Date, such holder had been the registered holder of the number of Columbia Care Common Shares to which such holder would have been entitled if such holder had converted such holder’s Columbia Care Convertible Notes immediately prior to the Effective Time.
Q: Why am I receiving 0.5579 of a Cresco Share for each of my Columbia Care Shares on an as-converted basis?
A: The agreed Exchange Ratio is 0.5579, subject to downward adjustment in the event that Columbia Care is required to issue shares in satisfaction of certain earn-out payments under the gLeaf Agreement. The Exchange Ratio was based on certain values negotiated by Columbia Care and Cresco and represents a premium of approximately 16.0% based on the closing prices of the Columbia Care Shares and the Cresco Shares, each on the Canadian Securities Exchange as of March 22, 2022, the last trading day prior to the announcement of the entering into of the Arrangement Agreement. As mentioned, Columbia Care Shareholders will have an opportunity to own approximately 35% of the enlarged Cresco on a pro forma basis.
Q: How will the Exchange Ratio Adjustment Factor impact the Exchange Ratio?
A: If Columbia Care Shares are issued under the gLeaf Agreement, the Exchange Ratio would be adjusted by multiplying such ratio by a fraction, the numerator of which is 418,821,453 and the denominator of which is equal to the sum of:
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418,821,453; and

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the number of Columbia Care Common Shares (if any) that Columbia Care becomes obligated to issue under the provisions of the gLeaf Agreement in respect of the period from July 1, 2021 through June 30, 2022, up to a maximum number of Columbia Care Shares having a value of $58 million (calculated using the volume-weighted average price of the Columbia Care Shares for the 10 days prior to the release of Columbia Care’s interim financial statements for the period ended June 30, 2022 or the dissemination of the press release in respect thereof);

Q: Will I receive fractional Cresco Shares?
A: In no event shall any former Columbia Care Shareholder be entitled to a fractional Cresco Share. Where the aggregate number of Cresco Shares to be issued to a former Columbia Care Shareholder under the Arrangement would result in a fraction of a Cresco Share being issuable, the number of Cresco Shares to be received by such former Columbia Care Shareholder shall be rounded down to the nearest whole Cresco Share and, in lieu of the issuance of a fractional Cresco Share, Cresco will pay to each such holder a cheque representing a cash payment (rounded down to the nearest cent) based on a price per Cresco Share equal to CAD$7.4296.
Q: What approvals are required for the Arrangement to be implemented?
A: The completion of the Arrangement requires the approval from the Columbia Care Shareholders, receipt of the Final Order from the Court, and receipt of the Key Regulatory Approvals. See “The Arrangement

Agreement — Key Regulatory Approvals” and “The Arrangement — Court Approval of the Arrangement and Completion of the Arrangement”.
Q: Are Columbia Care Shareholders entitled to Dissent Rights?
A: Yes. Registered Columbia Care Shareholders as at the Record Date may exercise Dissent Rights from the Arrangement Resolution pursuant to and in the manner set forth under Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court. Anyone who is a Non-Registered Columbia Care Shareholder as at the Record Date and who wishes to dissent should be aware that only Registered Columbia Care Shareholders as at the Record Date are entitled to exercise Dissent Rights. Accordingly, a Non-Registered Columbia Care Shareholder as at the Record Date desiring to exercise Dissent Rights must make arrangements for the Registered Columbia Care Shareholder as at the Record Date who holds Columbia Care Shares as an Intermediary for the Non-Registered Columbia Care Shareholder, to dissent on behalf of the holder or, alternatively, may make arrangements for the Columbia Care Shares beneficially owned by such holder to be registered in such holder’s name prior to the time the written objection to the Arrangement Resolution is required to be received by Columbia Care.
If you wish to exercise Dissent Rights, you should review the requirements summarized in this Circular carefully and consult with your legal advisor. See “Dissenting Shareholders’ Rights”.
Q: When will the Arrangement become effective?
A: Subject to obtaining the approvals described above, as well as the satisfaction or waiver of all other conditions precedent set out in the Arrangement Agreement, it is currently anticipated that the Arrangement will be completed in the fourth quarter of 2022.
Q: What will happen to Columbia Care if the Arrangement is completed?
A: If the Arrangement is completed, Cresco will acquire all outstanding Columbia Care Shares and Columbia Care will become a wholly-owned subsidiary of Cresco.
Q: Are the Cresco Shares listed on a stock exchange or marketplace?
A: The Cresco Shares are currently listed and posted for trading on the Canadian Securities Exchange under the symbol “CL” and quoted on the OTCQX under the symbol “CRLBF”. See “Regulatory Matters — Stock Exchange Matters”.
Q: What are the Canadian federal income tax consequences of the Arrangement for Columbia Care Shareholders?
A: Under the Arrangement, a Holder of Columbia Care PV Shares will be deemed to have converted such shares into Columbia Care Common Shares. Such conversion will generally constitute a tax-deferred exchange for purposes of the Tax Act.
A Resident Holder of Columbia Care Common Shares who is an Electing Columbia Care Shareholder will exchange their Columbia Care Common Shares directly to Cresco in exchange for Cresco Shares pursuant to the Arrangement. Such exchange should generally be tax-deferred for purposes of the Tax Act. A Resident Holder that is not an Electing Columbia Care Shareholder will dispose of its Columbia Care Common Shares to AcquisitionCo under the Arrangement. Such a Resident Holder will generally realize a capital gain (or capital loss) and may be subject to tax as a result of the disposition. A Non-Resident Holder will not be subject to tax under the Tax Act in respect of any gain realized on the transfer of its Columbia Care Common Shares to AcquisitionCo, unless such shares constitute “taxable Canadian property” for the purposes of the Tax Act.
For a summary of certain of the principal Canadian federal income tax consequences of the Arrangement applicable to Columbia Care Shareholders, see below under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders.” Such summary is not intended to be legal or tax advice. Columbia Care Shareholders should consult with and rely upon their own tax advisors as to the tax consequences of the Arrangement to them with respect to their particular circumstances.

Q: What happens if I hold my Columbia Care Shares in a registered retirement savings plan (“RRSP”), tax-free savings account (“TFSA”) or registered education savings plan (“RESP”) account?
A: For Resident Holders that hold their Columbia Care Shares in a RRSP, TFSA, RESP or other registered account, no immediate Canadian income tax will arise as a result of the disposition of their Columbia Care Shares pursuant to the Arrangement, whether or not any gain is realized on the disposition of their Columbia Care Shares.
For a summary of certain of the principal Canadian federal income tax consequences of the Arrangement applicable to Columbia Care Shareholders, see below under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders.” Such summary is not intended to be legal or tax advice. Columbia Care Shareholders should consult with and rely upon their own tax advisors as to the tax consequences of the Arrangement to them with respect to their particular circumstances.
Q: What are the U.S. federal income tax consequences of the Arrangement?
A: A U.S. Holder or a Non-U.S. Holder (other than a Dissenting Columbia Care Shareholder that properly exercises Dissent Rights in respect of its Columbia Care Shares) generally should not recognize gain or loss for U.S. federal income tax purposes as a result of the Arrangement, including with respect to the deemed conversion of Columbia Care PV Shares to Columbia Care Common Shares (if applicable) and the exchange of Columbia Care Common Shares for Cresco Shares.
In the case of the deemed conversion of Columbia Care PV Shares to Columbia Care Common Shares, if applicable, a U.S. Holder or a Non-U.S. Holder generally should not recognize gain or loss for U.S. federal income tax purposes as a result of the conversion, such holder’s aggregate tax basis in the Columbia Care Common Shares received pursuant to the deemed conversion should equal the aggregate tax basis of the holder’s Columbia Care PV Shares surrendered in the exchange, and such holder’s holding period for the Columbia Care Common Shares received pursuant to the deemed conversion should include the holder’s holding period for the Columbia Care PV Shares surrendered in the exchange. A U.S. Holder or a Non-U.S. Holder who acquired different blocks of Columbia Care PV Shares at different times and at different prices generally must apply the foregoing rules separately to each identifiable block of Columbia Care PV Shares. Any such holder should consult its tax advisor with regard to identifying the bases or holding periods of the particular Columbia Care Common Shares received pursuant to this portion of the Arrangement, if applicable.
Similarly, a U.S. Holder or a Non-U.S. Holder generally should not recognize gain or loss for U.S. federal income tax purposes as a result of such holder’s exchange of Columbia Care Common Shares (including any Columbia Care Common Shares received in exchange for the deemed conversion of Columbia Care PV Shares held by such holder immediately before the Effective Time) for Cresco Shares pursuant to the Arrangement. Such holder’s aggregate tax basis in the Cresco Shares received in the Arrangement should equal the aggregate tax basis of the holder’s Columbia Care Common Shares surrendered in the Arrangement. Such holder’s holding period for Cresco Shares received in the Arrangement should include the holder’s holding period for the Columbia Care Common Shares surrendered in the Arrangement. A U.S. Holder or a Non-U.S. Holder who acquired different blocks of Columbia Care Common Shares at different times and at different prices generally must generally apply the foregoing rules separately to each identifiable block of Columbia Care Common Shares. Any such holder should consult its tax advisor with regard to identifying the bases or holding periods of the particular Cresco Shares received in the Arrangement.
A U.S. Holder or a Non-U.S. Holder that is a Dissenting Columbia Care Shareholder that properly exercises Dissent Rights in respect of its Columbia Care Shares will, pursuant to the Arrangement, be deemed to have sold its Columbia Care Shares to Columbia Care and will be entitled to be paid the fair value of such Columbia Care Shares by Columbia Care. Such holder will realize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the amount realized by such holder on such disposition and such holder’s adjusted tax basis in the Columbia Care Shares sold. A U.S. Holder generally will recognize, and be subject to U.S. federal income tax on, any such realized gain or loss as capital gain or loss, which gain or loss will be long-term capital gain or loss if the holder’s holding period for the sold Columbia Care Shares exceeds one year as of the date of the sale. A Non-U.S. Holder generally will not be subject to U.S. federal income taxation on gain realized in its sale of Columbia Care Shares to Columbia Care, except in certain, limited circumstances.

Notwithstanding the foregoing, since your tax circumstances may be unique, you should consult your tax advisor to determine the tax consequences of the Arrangement.
See “Material U.S. Federal Income Tax Considerations for Shareholders” for a more detailed discussion of the U.S. federal income tax treatment of the Arrangement.
Q: Are there risks I should consider in deciding whether to vote for the proposed Arrangement?
A: Yes. The proposed Arrangement is subject to a number of risks and uncertainties. There can be no certainty that all conditions precedent to the Arrangement will be satisfied or waived, and, accordingly, the Arrangement may not be completed. For example: (i) the Key Regulatory Approvals may not be obtained and, therefore, Arrangement may not be completed; (ii) the Arrangement may be terminated in certain circumstances and the termination amount provided under the Arrangement Agreement may discourage other parties from attempting to acquire Columbia Care or Cresco; and (iii) if the Arrangement is consummated, the difficulties that management of the combined company may encounter in the process of integrating the business and operations of Columbia Care and Cresco could have an adverse effect on the revenues, level of expenses and operating results of the combined company.
Before deciding whether to vote for or against the Arrangement Resolution, you should carefully consider these and other risks as well as the more detailed discussion of risks found at “Risk Factors Relating to the Arrangement” and other information included in this Circular.
Q: Who can help answer my questions?
A: If you have any questions or require assistance with voting your proxy, please contact the Columbia Care proxy solicitation agent, Morrow Sodali, at 1-888-999-2785 toll free in North America, or call collect outside North America at 1-289-695-3075 or by email at assistance@morrowsodali.com.

SUMMARY
The following is a summary of the principal features of the Arrangement and certain other matters and should be read together with the more detailed information contained elsewhere in the Circular, including the appendices hereto. Capitalized terms have the meanings ascribed to such terms in the Glossary of Terms in Appendix A. This summary is qualified in its entirety by the more detailed information appearing or referred to elsewhere herein.
The Meeting and Record Date
The Meeting will be held at 10:00 a.m. (Toronto time), on    •    virtually via live audio webcast online at https://web.lumiagm.com/200807187. The Columbia Care Board has fixed the close of business on May 10, 2022, as the record date for the determination of the Columbia Care Shareholders entitled to receive notice of, and to vote at, the Meeting. Only Columbia Care Shareholders whose names have been entered in the register of Columbia Care Shareholders as of the Record Date will be entitled to receive notice of, and to vote at, the Meeting. The purpose of the Meeting is for Columbia Care Shareholders to consider and vote upon the Arrangement Resolution. To be effective, the Arrangement Resolution must receive the Required Shareholder Approval.
See “The Arrangement — Required Shareholder Approval”.
The Arrangement
Purpose of the Arrangement
The purpose of the Arrangement is for Cresco to acquire all of the issued and outstanding Columbia Care Shares. Pursuant to the Arrangement Agreement and the Plan of Arrangement, Columbia Care Shareholders will receive 0.5579 of a Cresco Share for each Columbia Care Share (on an as converted to Columbia Care Common Share basis) outstanding immediately prior to the Effective Time.
See “The Arrangement — Purpose of the Arrangement”.
Background to the Arrangement
A summary of the material events leading up to the negotiation of the Arrangement Agreement and the material meetings, negotiations, and discussions between the Company and Cresco that preceded the execution and public announcement of the Arrangement Agreement are included in this Circular under the heading “The Arrangement — Background to the Arrangement”.
ATB Fairness Opinion
ATB was engaged to provide the ATB Fairness Opinion pursuant to the ATB Engagement Agreement.
The summary of the ATB Fairness Opinion in this Circular is qualified in its entirety by, and should be read in conjunction with, the full text of the ATB Fairness Opinion attached to this Circular as Appendix G. The full text of the ATB Fairness Opinion describes, among other things, the assumptions made, matters considered, and limitations and qualifications on the review undertaken in connection with the ATB Fairness Opinion. Columbia Care Shareholders are encouraged to read the ATB Fairness Opinion carefully in its entirety.
Based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken described in the ATB Fairness Opinion and such other factors as ATB considered relevant, ATB was of the opinion that, as of March 22, 2022, the Consideration to be received under the Arrangement by the Columbia Care Shareholders is fair, from a financial point of view, to the Columbia Care Shareholders.
See “The Arrangement — ATB Fairness Opinion”.
Canaccord Genuity Fairness Opinion
Canaccord Genuity was engaged to provide the Canaccord Genuity Fairness Opinion pursuant to the Canaccord Genuity Engagement Agreement.

The summary of the Canaccord Genuity Fairness Opinion in this Circular is qualified in its entirety by, and should be read in conjunction with, the full text of the Canaccord Genuity Fairness Opinion attached to this Circular as Appendix H. The full text of the Canaccord Genuity Fairness Opinion describes, among other things, the assumptions made, matters considered, and limitations and qualifications on the review undertaken in connection with the Canaccord Genuity Fairness Opinion. Columbia Care Shareholders are encouraged to read the Canaccord Genuity Fairness Opinion carefully in its entirety.
Based upon and subject to the assumptions, qualifications, explanations and limitations set forth in the Canaccord Genuity Fairness Opinion and such other factors as Canaccord Genuity considered relevant, Canaccord Genuity was of the opinion that, as of March 22, 2022, the Consideration to be received under the Arrangement by the Columbia Care Shareholders is fair, from a financial point of view, to the Columbia Care Shareholders.
See “The Arrangement — Canaccord Genuity Fairness Opinion”.
Recommendation of the Columbia Care Special Committee
After consultation with management of Columbia Care and after careful consideration and having considered, among other things, the ATB Fairness Opinion and the Canaccord Genuity Fairness Opinion, the Columbia Care Special Committee unanimously recommended that the Columbia Care Board approve the Arrangement and the Arrangement Agreement, authorize the submission of the Arrangement to Columbia Care Shareholders for their approval at the Meeting and recommend to Columbia Care Shareholders that they vote FOR the Arrangement Resolution.
See “The Arrangement — Recommendation of the Columbia Care Special Committee”.
Recommendation of the Columbia Care Board
After careful consideration and having considered, among other things, the ATB Fairness Opinion, the Canaccord Genuity Fairness Opinion and the recommendation of the Columbia Care Special Committee, the Columbia Care Board has unanimously determined that the Arrangement is, and continues to be, in the best interests of the Company and that the Arrangement is fair to Columbia Care Shareholders, and has authorized the submission of the Arrangement to Columbia Care Shareholders for their approval at the Meeting. The Columbia Care Board has unanimously determined to recommend to Columbia Care Shareholders that they vote FOR the Arrangement Resolution.
See “The Arrangement — Recommendation of the Columbia Care Board”.
Reasons for the Arrangement
In evaluating the Arrangement and the Arrangement Agreement, and in making their recommendations, the Columbia Care Board and the Columbia Care Special Committee gave careful consideration to the current and expected future financial position of the Company and all terms of the Arrangement Agreement and the Plan of Arrangement. The Columbia Care Board and the Columbia Care Special Committee considered a number of factors including, among others, the following:
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Meaningful Participation by Shareholders in the Future Growth of the Combined Company.   Under the Arrangement, Columbia Care Shareholders will receive, in consideration for their Columbia Care Shares, Cresco Shares. As a result, Columbia Care Shareholders will have an opportunity to own approximately 35% of the enlarged Cresco on a pro forma basis. The combination of Columbia Care with Cresco is an opportunity to own shares in a larger licensed cannabis operator with (i) superior market access based on establishments in the largest and fastest-growing markets across the United States, (ii) market and category share leadership based on the strongest brands in cannabis and leading retail productivity, and (iii) balanced economics, through an industry-proven channel mix, diversified state exposure and stronger financials.

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No Other Expression of Interest.   Since first announcing a potential business combination transaction with Cresco on March 23, 2022, Columbia Care has not received any inquiries or proposals that are, or could reasonably be expected to lead to, an Acquisition Proposal.

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Key Shareholder Support.   The Supporting Columbia Care Shareholders, who collectively as of the Record Date, beneficially own, or exercise control or direction over, directly or indirectly, approximately 17.84% of the voting rights attached to the Columbia Care Shares, have entered into the Voting Support Agreements under which they have agreed to vote FOR the Arrangement Resolution.

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Receipt of the Canaccord Genuity Fairness Opinion and the ATB Fairness Opinion.   The Columbia Care Board and the Columbia Care Special Committee have received the Canaccord Genuity Fairness Opinion and the ATB Fairness Opinion, respectively, stating that, as of the date of such opinions and based upon and subject to the assumptions made, limitations considered and qualifications set forth therein, the Consideration to be received under the Arrangement by Columbia Care Shareholders is fair, from a financial point of view, to Columbia Care Shareholders.

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Strong Management Ability and Skills.   Cresco has an experienced management team with a proven track record of generating shareholder value in the context of the evolving cannabis regulatory regimes in the United States and elsewhere, as well as substantial knowledge of all stages of cannabis production and sales.

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Shareholder Approval.   The Required Shareholder Approval is protective of the rights of Columbia Care Shareholders. To be effective, the Arrangement Resolution must be approved by the affirmative vote of at least (i) 66 2∕3% of the votes cast by Columbia Care Shareholders, voting together as a single class, present or represented by proxy at the Meeting and entitled to vote at the Meeting; and (ii) a simple majority of the votes cast by Columbia Care Shareholders, voting together as a single class, present or represented by proxy at the Meeting and entitled to vote at the Meeting, excluding the votes of the persons whose votes may not be included under minority approval requirements for a business combination under MI 61-101.

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Court Process.   The Arrangement will be subject to a judicial determination of the Court that the Arrangement is fair and reasonable, both procedurally and substantively, to Columbia Care Shareholders.

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Dissent Rights.   Registered Columbia Care Shareholders as at the Record Date who do not vote in favour of the Arrangement will have the right to require a judicial appraisal of their Columbia Care Shares and obtain “fair value” pursuant to the proper exercise of the Dissent Rights.

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Evaluation and Analysis.   The Columbia Care Special Committee was formed in October 2021 to review, consider and evaluate a strategic opportunity which arose from an unsolicited proposal from a third party, as well as any other strategic alternatives that might be available to the Company. The Columbia Care Special Committee considered and evaluated an unsolicited third party proposal in the fall of 2021 and a subsequent unsolicited third party proposal late in 2021. As a result, the Columbia Care Special Committee and the Columbia Care Board have for an extended period of time been involved in reviewing strategic alternatives that could enhance shareholder value. With respect to the Arrangement, the Columbia Care Board has given lengthy consideration to the business, operations, assets, financial condition, operating results and prospects for the combined company as well as current industry, economic and market conditions and related risks. The Columbia Care Board considered the current and anticipated future opportunities and risks associated with the business, operations, assets, financial performance and condition of Columbia Care, both in giving effect to the Arrangement and in considering Columbia Care continuing as a stand-alone company.

•
Terms of the Arrangement Agreement.   The Arrangement Agreement is the result of an arm’s length negotiation process (which negotiations included an increase in the Exchange Ratio) and includes terms and conditions that the Columbia Care Board, with advice from its advisors and the Columbia Care Special Committee, determined to be reasonable in the circumstances including the right to change the Columbia Care Board Recommendation if Columbia Care receives a Superior Proposal. Though the Company is limited in its ability to solicit additional interest from third parties, by virtue of the right to change the Columbia Care Board Recommendation, the Columbia Care Board is able to advise Columbia Care Shareholders of any Superior Proposal so that they may make an informed decision with respect to approving the Arrangement Resolution.

The Columbia Care Board and the Columbia Care Special Committee also considered a number of potential risks and potential negative factors relating to the Arrangement.

See “The Arrangement — Reasons for the Arrangement” and “Cautionary Statement Regarding Forward-Looking Information”.
Arrangement Mechanics
Pursuant to the Plan of Arrangement attached to this Circular as Appendix C, at the Effective Time, the following transactions, among others, will occur and will be deemed to occur sequentially in the following order:
(a)
each Columbia Care Share outstanding immediately prior to the Effective Time held by a Dissenting Holder in respect of which Dissent Rights have been validly exercised will be deemed to have been transferred (free and clear of all Liens) without any further act or formality by or on behalf of any Dissenting Holder, to the Company for cancellation, in consideration for a debt claim against the Company for the amount determined in accordance with the Plan of Arrangement;

(b)
each Columbia Care PV Share outstanding immediately prior to the Effective Time (other than a Columbia Care PV Share held by a Dissenting Holder in respect of which Dissent Rights have been validly exercised) will, without any further action by or on behalf of such Columbia Care PV Shareholder, be deemed to be converted by the holder thereof for 100 Columbia Care Common Shares per Columbia Care PV Share in accordance with the terms of the Columbia Care PV Shares;

(c)
each Columbia Care Common Share outstanding immediately following the preceding step, including, for greater certainty, the Columbia Care Common Shares issued upon conversion of the Columbia Care PV Shares pursuant to the step above (other than a Columbia Care Common Share held by a Dissenting Holder in respect of which Dissent Rights have been validly exercised and Columbia Care Common Shares held by any Electing Columbia Care Shareholder) will, without any further action by or on behalf of such Columbia Care Shareholder, be deemed to be assigned and transferred by the holder thereof to AcquisitionCo solely in exchange for the issuance by Cresco to the holder thereof of the Consideration;

(d)
concurrently with the preceding step, AcquisitionCo will issue to Cresco as consideration for the Cresco Shares issued to Columbia Care Shareholders pursuant to such step an equal number of AcquisitionCo Shares;

(e)
concurrently with the transfer in step (c) above, each Columbia Care Common Share outstanding immediately prior to the Effective Time and each Columbia Care Common Share acquired by a Columbia Care Shareholder pursuant to step (b) above that is, in each case, held by an Electing Columbia Care Shareholder, will, without any further action by or on behalf of such Electing Columbia Care Shareholder, be deemed to be assigned and transferred by the holder thereof to Cresco solely in exchange for the issuance by Cresco to the holder thereof of the Consideration;

(f)
each Columbia Care Common Share held by Cresco immediately following the preceding step will be, and will be deemed to be, transferred to and acquired by AcquisitionCo in consideration for such number of AcquisitionCo Shares equal to the number of Cresco Shares issued in exchange for the Columbia Care Common Shares;

(g)
each Columbia Care Option outstanding at the Effective Time (whether vested or unvested) will cease to represent an option or other right to acquire Columbia Care Common Shares and will be exchanged for a Replacement Option to acquire such number of Cresco Shares as is equal to: (A) that number of Columbia Care Common Shares that were issuable upon exercise of such Columbia Care Option immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, rounded down to the nearest whole number of Cresco Shares, at an exercise price per Cresco Share equal to the quotient determined by dividing: (X) the exercise price per Columbia Care Common Share at which such Columbia Care Option was exercisable immediately prior to the Effective Time, by (Y) the Exchange Ratio rounded up to the nearest whole cent. All terms and conditions of a Replacement Option, including the term to expiry, vesting, conditions to and manner of exercising, will be the same as the Columbia Care Option for which it was exchanged, and any certificate or option agreement previously evidencing the Columbia Care Option will thereafter evidence and be deemed to evidence such Replacement Option;

(h)
each Columbia Care RSU held by Columbia Care RSU Holders will be exchanged for a Replacement RSU and upon vesting thereof on or after the Effective Time, each such former Columbia Care RSU Holder will accept the Consideration in lieu of each Columbia Care Common Share to which such holder was theretofore entitled upon such vesting, and all other terms and conditions of any Replacement RSU, including term to expiry, vesting and conditions to vesting, will be the same as the Columbia Care RSU so exchanged (as may have been amended from time to time);

(i)
each Columbia Care PSU held by Columbia Care PSU Holders will be exchanged for a Replacement PSU and upon vesting thereof on or after the Effective Time, each such former Columbia Care PSU Holder will accept the Consideration in lieu of each Columbia Care Common Share to which such holder was theretofore entitled upon such vesting, and all other terms and conditions of any Replacement PSU, including term to expiry, vesting and conditions to vesting, will be the same as the Columbia Care PSU so exchanged (as may have been amended from time to time);

(j)
Columbia Care will reduce its capital and paid-up capital to CAD$1, without any payment to its shareholders;

(k)
the Company and AcquisitionCo will amalgamate to continue as one corporate entity with the same effect as if they had amalgamated under Section 276 of the BCBCA;

(l)
each CCLLC Membership Interest held by Amalco will be, and will be deemed to be, transferred to and acquired by HoldingCo in consideration for the HoldingCo Consideration;

(m)
Cresco and Amalco will adopt a plan of complete liquidation of Amalco under Division 3 of Part 10 of the BCBCA and pursuant to subsection 319(1) of the BCBCA, Amalco will commence to wind-up and dissolve in accordance with subsection 88(1) of the Tax Act, and pursuant thereto, will transfer beneficial ownership in all of its property to Cresco as its sole shareholder and Cresco will assume all obligations of Amalco; and

(n)
each HoldingCo Membership Interest held by Cresco will be, and will be deemed to be, transferred to and acquired by CUSCo in consideration for a CUSCo Share.

The foregoing share entitlement may be subject to downward adjustment in the event that Columbia Care is required to issue shares in satisfaction of certain earn-out payments under the gLeaf Agreement, with the potential adjustment in proportion to the additional dilution from such potential issuance relative to Columbia Care’s current fully diluted in-the-money outstanding shares. See “The Arrangement — Downward Adjustment”.
See “The Arrangement — Arrangement Mechanics” or the Plan of Arrangement, a copy of which is attached to this Circular as Appendix C.
Required Shareholder Approval
Pursuant to the Interim Order, to be effective, the Arrangement Resolution must receive the Required Shareholder Approval. The Arrangement Resolution must receive such Required Shareholder Approval in order for the Company to seek the Final Order and implement the Arrangement on the Effective Date in accordance with the Final Order.
See “The Arrangement — Required Shareholder Approval”.
Voting Support Agreements
The Supporting Columbia Care Shareholders entered into the Voting Support Agreements with Cresco pursuant to which, among other things, and subject to certain terms, conditions and exceptions, the Supporting Columbia Care Shareholders agreed to vote the Subject Securities (to the extent such securities carry the right to vote) FOR the Arrangement Resolution.
The Supporting Columbia Care Shareholders, collectively as of the Record Date, beneficially own, or exercise control or direction over, directly or indirectly, approximately 17.20% of the Columbia Care Common

Shares and 35.89% of the Columbia Care PV Shares, representing together approximately 17.84% of the voting rights attached to the Columbia Care Shares.
The Voting Support Agreements will automatically terminate and be of no further force or effect upon the earliest to occur of: (a) the mutual agreement in writing of the Supporting Columbia Care Shareholder and Cresco; (b) written notice by the Supporting Columbia Care Shareholder to Cresco if, without the prior written consent of the Supporting Columbia Care Shareholder, the Arrangement Agreement is amended to change the amount or form of consideration payable pursuant to the Arrangement (other than to increase the total Consideration and/or to add additional consideration); (c) valid termination of the Arrangement Agreement, including, without limitation, where the Arrangement Agreement is terminated in connection with the acceptance by the Company of a Superior Proposal; and (d) the acquisition of the Subject Securities by Cresco.
Under the terms of the Voting Support Agreements, the Supporting Columbia Care Shareholders have agreed to support an Alternative Transaction including any take-over bid made by Cresco, that occurs during the term of the Voting Support Agreement.
See “The Arrangement — Voting Support Agreements”.
Lock-up Agreements
The Lock-up Columbia Care Shareholders, collectively as of the Record Date, beneficially own, or exercise control or direction over, directly or indirectly, Columbia Care Shares representing approximately 17.84% of the voting rights attached to the Columbia Care Shares.
The Lock-up Agreements set forth, among other things, and subject to certain terms, conditions and exceptions, the agreement of each Lock-up Columbia Care Shareholder that it will not, for the applicable Lock-up Period, directly or indirectly: (a) sell, offer, contract or grant any option or right to sell, pledge, transfer, or otherwise dispose of Lock-up Securities, whether of record or beneficially held; (b) monetize, or engage in any swap or hedging transaction, or enter into any form of agreement, arrangement or understanding the effect of which is to alter, directly or indirectly, the Lock-Up Columbia Care Shareholder’s economic interest in, or economic exposure to Lock-up Securities; or (c) publicly announce an intention to do any of the foregoing. The Lock-up Securities will be released over a period of eight months following closing of the Arrangement.
The Lock-up Agreements terminate on the close of trading on the date that the last Lock-up Period expires.
See “The Arrangement — Lock-up Agreements”.
Expenses of the Arrangement
Except as otherwise provided in the Arrangement Agreement, all out-of-pocket third party transaction expenses incurred in connection with the Arrangement Agreement and the Plan of Arrangement and the transactions contemplated thereunder, will be paid by the party incurring such fees, costs or expenses, whether or not the Arrangement is consummated.
See “The Arrangement — Expenses of the Arrangement”.
Court Approval of the Arrangement and Completion of the Arrangement
An arrangement under the BCBCA requires Court approval. Prior to the sending of this Circular, the Company obtained the Interim Order, which provides for the calling and holding of the Meeting, the Dissent Rights and other procedural matters. A copy of the Interim Order is attached to this Circular as Appendix D.
Subject to obtaining the Required Shareholder Approval, the hearing in respect of the Final Order is currently scheduled to take place on    •    at    •    (Vancouver time) in Vancouver, British Columbia.
If the Arrangement is approved at the Meeting, the Final Order approving the Arrangement is issued by the Court and the applicable conditions to the completion of the Arrangement are satisfied or waived, the

Arrangement is expected to take effect at 12:01 a.m. (Vancouver time) on the Effective Date, which is expected to occur in the fourth quarter of 2022, or such other date as may be agreed by Cresco and the Company.
The Final Order of the Court will, if granted, constitute the basis for the Section 3(a)(10) Exemption with respect to the securities to be issued under the Arrangement. Prior to the hearing on the Final Order, the Court will be informed of this effect of the Final Order. See “Securities Law Matters — U.S. Securities Laws”.
See “The Arrangement — Court Approval of the Arrangement and Completion of the Arrangement”.
Unaudited Pro Forma Condensed Financial Information
The unaudited pro forma condensed combined financial information of the combined company, can be found in Appendix K.
See “Unaudited Pro Forma Condensed Financial Information”.
Canadian Securities Laws
A general overview of certain requirements of Canadian Securities Laws relating to the Arrangement that may be applicable to certain Columbia Care securityholders is described in this Circular under the heading “Securities Law Matters — Canadian Securities Laws”. Each Columbia Care securityholder is urged to consult such person’s professional advisors to determine the Canadian conditions and restrictions applicable to trade in the securities issuable pursuant to the Arrangement.
The issuance of securities pursuant to the Arrangement will constitute a distribution of securities that is exempt from the prospectus requirements of applicable Canadian Securities Laws. Securities issued pursuant to the Arrangement may be resold in each province and territory of Canada provided that certain conditions are met.
To the extent that a Columbia Care securityholder resides outside Canada, the securities received by such person may be subject to certain additional transfer restrictions under Securities Laws. All Columbia Care securityholders residing outside Canada are advised to consult their own legal advisors regarding such transfer restrictions.
Application of Multilateral Instrument 61-101
Columbia Care is a reporting issuer (or its equivalent) in all of the provinces of Canada except in Quebec and, accordingly, is subject to the applicable Securities Laws of such provinces, including MI 61-101 which has been adopted in Ontario and certain other provinces of Canada. MI 61-101 regulates transactions which raise the potential for conflicts of interest, including issuer bids, insider bids, related party transactions and business combinations.
As Mr. Vita may be considered to be entitled to a “collateral benefit” owing to the acceleration or potential acceleration of his Columbia Care RSUs and Columbia Care PSUs and his right in certain circumstances to receive change of control entitlements following completion of the Arrangement, the minority approval requirement for a business combination under MI 61-101 will apply in connection with the Arrangement. Accordingly, the Arrangement Resolution must receive the Required Shareholder Approval.
Mr. Vita is the only party whose votes will be excluded for the purposes of determining minority approval for the Arrangement under MI 61-101. As of the Record Date, Mr. Vita (including any related party or joint actor of Mr. Vita) beneficially owns, or exercises control or direction over, 36,283,801 Columbia Care Common Shares (representing approximately 9.43% of the Columbia Care Common Shares and 9.10% of the votes attaching to all of the outstanding Columbia Care Shares) which will be excluded for purposes of determining minority approval in accordance with MI 61-101.
Columbia Care is not required to obtain a formal valuation under MI 61-101 as no interested party is, as a consequence of the Arrangement, directly or indirectly acquiring Columbia Care or its business and neither the Arrangement nor the transactions contemplated thereunder is a “related party transaction” (as defined in MI 61-101) for which Columbia Care would be required to obtain a formal valuation.

See “Securities Law Matters — Canadian Securities Laws” and “The Arrangement — Interests of Certain Persons in the Arrangement”.
U.S. Securities Laws
A general overview of certain requirements of U.S. Securities Laws relating to the Arrangement that may be applicable to certain Columbia Care securityholders is described in this Circular under the heading “Securities Law Matters — U.S. Securities Laws”. Each Columbia Care securityholder is urged to consult such person’s professional advisors to determine the U.S. conditions and restrictions applicable to trade in the securities issuable pursuant to the Arrangement.
Further information applicable to the holders of such securities resident in the United States is disclosed in this Circular under the heading “Notice to Securityholders in the United States”.
Dissenting Shareholders’ Rights
Registered Columbia Care Shareholders as at the Record Date may exercise Dissent Rights from the Arrangement Resolution pursuant to and in the manner set forth under Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court. Any Registered Columbia Care Shareholder as at the Record Date is entitled to be paid the fair value of the Columbia Care Shares held by such holder in accordance with Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, if such holder validly exercises Dissent Rights and the Arrangement becomes effective.
A brief summary of the Dissent Rights available to Registered Columbia Care Shareholders in respect of the Arrangement Resolution is set forth under the heading “Dissenting Shareholders’ Rights” in this Circular. However, such summary is qualified in its entirety by the provisions of Sections 237 to 247 of the BCBCA, the full text of which is set forth in Appendix F, and by the Plan of Arrangement and Interim Order, the full texts of which are set forth in Appendix C and Appendix D, respectively. Failure to comply strictly with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, may result in the loss of all Dissent Rights.
Anyone who is a Non-Registered Columbia Care Shareholder as at the Record Date and who wishes to dissent should be aware that only Registered Columbia Care Shareholders as at the Record Date are entitled to exercise Dissent Rights.
Risk Factors Relating to the Arrangement
Columbia Care Shareholders should carefully consider the following risk factors relating to the Arrangement before deciding to vote or instruct their vote to be cast to approve the matters relating to the Arrangement.
Some of these risks include, but are not limited to: risk that not all the conditions precedent to closing of the Arrangement will be satisfied; risk that the Key Regulatory Approvals may not be obtained or, if obtained, may not be obtained on a favorable basis; risks that Columbia Care and Cresco may not be able to complete the Divestitures, or if completed, may not be completed on a favorable basis; risk that if the Arrangement is not approved by the Columbia Care Shareholders, or the Arrangement is otherwise not completed, then the market price for the Columbia Care Common Shares may decline; risk that there can be no assurance that the Arrangement Agreement will not be terminated by Columbia Care or Cresco in certain circumstances; risk that the Termination Fee may discourage other parties from attempting to acquire Columbia Care; risk that the uncertainty surrounding the Arrangement could negatively impact Columbia Care’s current and future operations, financial condition and prospects; risk that restrictions during the pending Arrangement that prevent Columbia Care from pursuing business opportunities could have an adverse effect on Columbia Care; risk that there can be no assurance that the value of the Cresco Shares received by Columbia Care Shareholders will equal or exceed the value of the Columbia Care Common Shares prior to the Effective Date; risk that potential payments to Columbia Care Shareholders who exercise Dissent Rights could have an adverse effect on Columbia Care’s financial condition or prevent the completion of the Arrangement; risk that another attractive take-over, merger or business combination may not be available if the Arrangement is not completed;

risk that Columbia Care will incur costs even if the Arrangement is not completed and may have to pay the Termination Fee; risk that following completion of the Arrangement, former Columbia Care Shareholders will not have the ability to significantly influence certain corporate actions of Cresco; risk that the pending Arrangement may divert the attention of Columbia Care’s management; risk that Cresco may issue additional equity securities; risk that the Columbia Care directors and executive officers may have interests in the Arrangement that are different from those of the Columbia Care Shareholders; risks associated with COVID-19 and disease outbreaks; risk that Columbia Care Notes and Columbia Care Warrants may cease to be qualified investments for Registered Plans; risk that Columbia Care and Cresco may not integrate successfully; risk that the issuance and future sale of Cresco Shares could affect the market price for Cresco Shares; risk that it may be challenging for Cresco to service any additional indebtedness incurred; risk that enforcement of rights against Cresco in Canada may not be possible; risk that cannabis remains illegal under U.S. federal law; risk that, to the extent Cresco, following the completion of the Arrangement, is not able to be competitive, such inability could adversely affect Cresco’s results; risk that any ability to secure necessary supplies and services from third-party suppliers, manufacturers and contractors could have a material adverse impact on Cresco’s business; risk that U.S. state and local regulation of cannabis is uncertain and changing; and risks that tax consequences of the Arrangement may differ from anticipated treatment, including if the Arrangement does not qualify as a “reorganization” under Section 368(a) of the Code, U.S. Holders may be required to pay substantial U.S. federal income taxes.
In addition to the risk factors relating to the Arrangement as set out in “Risk Factors Relating to the Arrangement”, there are also significant risks associated with Cresco’s businesses. Columbia Care Shareholders are strongly encouraged to carefully consider the risks discussed in the section titled “Risk Factors” in Appendix J. In addition, Columbia Care Shareholders should also carefully consider the risk factors applicable to the Company, which have been disclosed in Columbia Care’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2021 filed with the SEC on EDGAR and with certain Canadian securities regulators on SEDAR.
Additional risks and uncertainties, including those currently unknown or considered immaterial by Cresco, may also adversely affect the business of the Company and Cresco following completion of the Arrangement. These risks could have a material adverse effect on, among other things, the operating results, earnings, properties, business and condition (financial or otherwise) of Cresco.
See “Cautionary Statement Regarding Forward-Looking Information”, “Risk Factors Relating to the Arrangement”and “Information Concerning Cresco — Risk Factors” in Appendix J.
Procedures for the Surrender of Share Certificates and Payment of Consideration
If the Arrangement Resolution is passed and the Arrangement is implemented, in order to receive the Consideration that you are entitled to, Registered Columbia Care Shareholders must complete and sign the Letter of Transmittal enclosed with this Circular and deliver it (or an originally signed facsimile thereof), together with the certificates or DRS advices representing their Columbia Care Shares and the other relevant documents required by the instructions set out therein, to the Depositary in accordance with the instructions contained in the Letter of Transmittal. The Letter of Transmittal contains procedural information relating to the Arrangement and should be reviewed carefully. The deposit of Columbia Care Shares pursuant to the procedures in the Letter of Transmittal will constitute a binding agreement between the depositing Registered Columbia Care Shareholder and Cresco upon the terms and subject to the conditions of the Arrangement.
Each Registered Columbia Care Shareholder that meets the required conditions will have the right to elect in the applicable Letter of Transmittal delivered to the Depositary to be an Electing Columbia Care Shareholder in order to transfer its Columbia Care Shares directly to Cresco in exchange for Cresco Shares pursuant to the Arrangement. A Columbia Care Shareholder that does not meet the required conditions to, or does not elect in a duly completed Letter of Transmittal deposited with the Depositary no later than the Election Deadline to, be an Electing Columbia Care Shareholder, will dispose of its Columbia Care Shares to AcquisitionCo, under the Arrangement. Columbia Care Shareholders, if eligible, must make the appropriate election in the Letter of Transmittal to be Electing Columbia Care Shareholders. See “Procedures for the Surrender of Share Certificates and Payment of Consideration” and “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Resident in Canada — Resident Holders of Columbia Care Common Shares Participating in the Arrangement”.

Registered Columbia Care Shareholders who do not deliver certificates or DRS advices representing their Columbia Care Shares and all other required documents to the Depositary on or before the second anniversary of the Effective Date will lose their right to receive any Consideration for their Columbia Care Shares and any claim or interest of any kind or nature against Cresco or the Company. On such date, all Consideration to which such former holder was entitled shall be deemed to have been surrendered to Cresco and shall be delivered by the Depositary to Cresco or as directed by Cresco.
If you are a Non-Registered Columbia Care Shareholder, you should carefully follow the instructions from the Intermediary that holds Columbia Care Shares on your behalf in order to receive the Consideration for your Columbia Care Shares and in order for you to make the election described herein to be an Electing Columbia Care Shareholder, if you are eligible and wish to do so, so that your Columbia Care Shares will be transferred directly to Cresco pursuant to the Arrangement.
See “Procedures for the Surrender of Share Certificates and Payment of Consideration”.
Income Tax Considerations
Holders of securities of the Company should consult their own tax advisors about the applicable Canadian or United States federal, provincial, state and local tax consequences of the Arrangement. See “Notice to Securityholders in the United States”, “Certain Canadian Federal Income Tax Considerations for Shareholders”and “Material U.S. Federal Income Tax Considerations for Shareholders”.
Information Concerning Cresco
For information concerning Cresco, including information concerning Cresco following the completion of the Arrangement, please see Appendix J.

NOTICE TO SECURITYHOLDERS IN THE UNITED STATES
THE ARRANGEMENT AND THE SECURITIES TO BE ISSUED IN CONNECTION WITH THE ARRANGEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR THE SECURITIES REGULATORY AUTHORITIES OF ANY STATE OF THE UNITED STATES, NOR HAS THE SEC OR THE SECURITIES REGULATORY AUTHORITIES OF ANY STATE OF THE UNITED STATES PASSED UPON THE FAIRNESS OR MERITS OF THE ARRANGEMENT OR UPON THE ADEQUACY OR ACCURACY OF THIS CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.
The following discussion is only a general overview of certain requirements of U.S. Securities Laws relating to the Arrangement that may be applicable to Columbia Care Shareholders, Columbia Care Optionholders, Columbia Care RSU Holders, Columbia Care PSU Holders, holders of Columbia Care Warrants and holders of Columbia Care Notes. Each Columbia Care securityholder is urged to consult such person’s professional advisors to determine the U.S. conditions and restrictions applicable to trades in the Cresco Shares issuable pursuant to the Arrangement.
Exemption from U.S. Registration
The Cresco Shares, Replacement Options, Replacement RSUs and Replacement PSUs to be distributed to Columbia Care Shareholders, Columbia Care Optionholders, Columbia Care RSU Holders and Columbia Care PSU Holders, respectively, under the Arrangement have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and will be issued and exchanged in reliance upon the Section 3(a)(10) Exemption and exemptions under the securities laws of each of the respective U.S. states in which U.S. Columbia Care Shareholders, Columbia Care Optionholders, Columbia Care RSU Holders and Columbia Care PSU Holders reside. The Section 3(a)(10) Exemption exempts from registration a security that is issued in exchange for outstanding securities and other property where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange have the right to appear (and receive timely and adequate notice thereof), by a court or by a Governmental Entity expressly authorized by law to grant such approval. Such court or Governmental Entity must be advised before the hearing that the issuer will rely on the Section 3(a)(10) Exemption based on the court’s or Governmental Entity’s approval of the transaction.
Pursuant to the terms of the Arrangement Agreement, to the extent permitted by applicable Law, Cresco will, as promptly as practicable following the Effective Date, cause a registration statement on Form S-8 to be filed with the SEC which registers the issuance of the Cresco Shares issuable upon exercise, vesting or settlement of the Replacement Options, Replacement RSUs and Replacement PSUs, as applicable. In addition, if Cresco is not permitted by applicable Law to file a Form S-8 registering the issuance of the Cresco Shares issuable upon exercise, vesting or settlement, as applicable, of the Replacement Options, Replacement PSUs and Replacement RSUs, Cresco will promptly file a registration statement on appropriate form to register the resale of the Cresco Shares issuable upon exercise, vesting or settlement of the Replacement Options, Replacement PSUs and Replacement RSUs, as applicable or otherwise take all necessary actions to cause the Cresco Shares issuable upon exercise, vesting or settlement of the Replacement Options, Replacement PSUs and Replacement RSUs, as applicable, to be issued without restrictive legends.
The Court issued the Interim Order on May 10, 2022, and, subject to the approval of the Arrangement by the Columbia Care Shareholders, a hearing for a Final Order approving the Arrangement is currently scheduled to take place on    •    at    •    (Vancouver time) in Vancouver, British Columbia. All Columbia Care Shareholders, Columbia Care Optionholders, Columbia Care RSU Holders and Columbia Care PSU Holders are entitled to appear and be heard at this hearing, provided that they satisfy the applicable conditions set forth in the Interim Order. The Final Order of the Court will, if granted, constitute the basis for the Section 3(a)(10) Exemption with respect to the Cresco Shares, Replacement Options, Replacement RSUs and Replacement PSUs to be issued under the Arrangement. Prior to the hearing on the Final Order, the Court will be informed of this effect of the Final Order. See “The Arrangement — Court Approval of the Arrangement and Completion of the Arrangement”.

The Cresco Shares to be received by Columbia Care securityholders under the Arrangement will be freely tradable for purposes of the U.S. Securities Act, except by any person who is an “affiliate” (as defined in Rule 144 under the U.S. Securities Act) of Cresco after completion of the Arrangement (such as Columbia Care directors or executive officers who become directors or executive officers of Cresco after the Arrangement and any person deemed to be an affiliate of Cresco within 90 days before the closing of the Arrangement). Any resale of Cresco Shares by such an affiliate (or former affiliate) may be subject to the registration requirements of the U.S. Securities Act, absent an exemption therefrom. The summary presented in this Circular does not cover resales of any Cresco Shares received by any person upon completion of the Arrangement, and no person is authorized to make any use of this Circular in connection with any resale.
Holders of Columbia Care Options, Columbia Care RSUs and Columbia Care PSUs are advised that the Section 3(a)(10) Exemption will not be available with respect to the Cresco Shares issuable upon exercise or vesting, as applicable, of the Replacement Options, Replacement RSUs or Replacement PSUs. In addition, unless and until the registration statement on Form S-8 (or other appropriate form as described above and in the Arrangement Agreement) is filed with the SEC, the Cresco Shares issuable upon the exercise of the Replacement Options will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and may be issued only pursuant to an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. In connection with any exercise or vesting, as applicable, of Replacement Options, Replacement RSUs or Replacement PSUs, that is not registered pursuant to a Form S-8 (or other appropriate form as described above and in the Arrangement Agreement), Cresco may require the delivery of reasonably satisfactory evidence, which may include, without limitation, an opinion of counsel of recognized standing, to the effect that such exercise does not require registration under the U.S. Securities Act.
Holders of Columbia Care Warrants and Columbia Care Convertible Notes, are advised that the Section 3(a)(10) Exemption will not be available with respect to the Cresco Shares issuable upon exercise or conversion, as applicable, of the Columbia Care Warrants and Columbia Care Convertible Notes. The Cresco Shares issuable upon the exercise or conversion of the Columbia Care Warrants and Columbia Care Convertible Notes will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and may be issued only pursuant to an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. In connection with any such exercise or conversion, Cresco may require the delivery of reasonably satisfactory evidence, which may include, without limitation, an opinion of counsel of recognized standing, to the effect that such exercise or conversion does not require registration under the U.S. Securities Act.
See “Securities Law Matters — U.S. Securities Laws” and “Regulatory Matters — Stock Exchange Matters”.
GAAP Accounting Principles
All financial statements and financial data derived therefrom included in this Circular pertaining to Columbia Care and Cresco, including the unaudited pro forma condensed combined financial statements, have been prepared and presented in accordance with United States GAAP except as otherwise noted. Critical accounting policies, estimates, assumptions and elections may vary between Columbia Care and Cresco. Management of Columbia Care and Cresco have reviewed the unaudited pro forma condensed combined financial statements included in this Circular. For further details, see the notes to the unaudited pro forma condensed combined financial statements set forth under the heading “Unaudited Pro Forma Condensed Financial Information” below.
Pro forma financial information included in this Circular is for informational purposes only and is unaudited. All unaudited pro forma financial information contained in this Circular has been derived from underlying financial statements prepared and adjusted in accordance with GAAP to illustrate the effect of the Arrangement. The pro forma financial information set forth in this Circular should not be considered to be what the actual financial position or other results of operations would have necessarily been had Columbia Care and Cresco operated as a single combined company as, at, or for the periods stated.
Tax Matters
This Circular does not address any tax considerations of the Arrangement other than certain Canadian federal income tax considerations and certain U.S. federal income tax considerations applicable to Columbia

Care Shareholders. Columbia Care Shareholders that are resident or subject to tax in any jurisdiction outside of Canada or the United States (a “Foreign Tax Jurisdiction”) should be aware that the Arrangement may have tax consequences to such Columbia Care Shareholder in one or more Foreign Tax Jurisdictions. No tax advice or opinion whatsoever is provided in this Circular to Columbia Care Shareholders with respect to tax considerations involving Foreign Tax Jurisdictions. Columbia Care Shareholders that are resident or subject to tax in any Foreign Tax Jurisdiction are urged to consult their own independent tax advisors with respect to the relevant tax implications of the Arrangement and for advice regarding the specific federal, provincial, state, local and foreign tax considerations applicable to them, including, without limitation, any associated filing requirements, in such jurisdictions.
HOLDERS OF COLUMBIA CARE WARRANTS, COLUMBIA CARE OPTIONS, COLUMBIA CARE RSUS, COLUMBIA CARE PSUS AND COLUMBIA CARE NOTES SHOULD CONSULT THEIR OWN TAX, LEGAL AND FINANCIAL ADVISORS REGARDING THE PARTICULAR CONSEQUENCES TO THEM OF THE ARRANGEMENT.
Enforcement of Civil Liabilities
The enforcement by securityholders of civil liabilities under U.S. federal securities laws may be affected adversely by the fact that each of the Company and Cresco are incorporated or organized outside the United States, that some or all of their respective directors and officers and the experts named in this Circular may not be residents of the United States, and that all or a substantial portion of their respective assets and the assets of said persons may be located outside the United States. As a result, securityholders in the United States may be unable to effect service of process within the United States upon the Company or Cresco, their respective officers and directors or the experts named herein, or to realize against them upon judgments of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States or any applicable securities laws of any state of the United States. In addition, securityholders in the United States should not assume that the courts of Canada: (i) would enforce judgments of United States courts obtained in actions against such persons predicated upon civil liabilities under the federal securities laws of the United States or any applicable securities laws of any state of the United States; or (ii) would enforce, in original actions, liabilities against such persons predicated upon civil liabilities under the federal securities laws of the United States or any applicable securities laws of any state of the United States.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
This Circular contains “forward-looking statements” and “forward-looking information” within the meaning of Securities Laws (forward-looking statements and forward-looking information being collectively referred to as “forward-looking information”) that are based on expectations, estimates and projections as at the date of this Circular. This forward-looking information includes, but is not limited to, statements and information concerning: the Arrangement; the anticipated timing for completion of the Arrangement; the anticipated benefits of the Arrangement; the likelihood of the Arrangement being completed; the principal steps of the Arrangement; statements made in, and based upon, the ATB Fairness Opinion and the Canaccord Genuity Fairness Opinion; statements relating to the business and future activities of the Company and Cresco after the date of this Circular and prior to the Effective Time and after the Effective Time; Columbia Care Shareholder and Court approval of the Arrangement; regulatory approval of the Arrangement; the expected timing to complete the Arrangement and other statements that are not historical facts. To the extent any forward-looking information constitutes future-oriented financial information or financial outlook, as those terms are defined under applicable Canadian Securities Laws, such statements are being provided to describe the current anticipated effect of the Arrangement, and readers are cautioned that these statements may not be appropriate for any other purpose, including investment decisions.
Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes”, “intends” or “proposes” or variations of such words and phrases or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements and are intended to identify forward-looking information. This forward-looking information is based on the beliefs of the Company’s management, as well as on assumptions and other factors, which management believes to be reasonable based on information available at the time such information was given. Such assumptions include, among other things, the satisfaction of the terms and conditions of the Arrangement, including the approval of the Arrangement and its fairness by the Court, and the receipt of the required governmental and regulatory approvals and consents.
By its nature, forward-looking information, including future-oriented financial information or financial outlook, is based on assumptions and involves known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements expressed or implied herein to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information, including, without limitation: the Arrangement Agreement may be terminated in certain circumstances; the conditions to the completion of the Arrangement may not be satisfied; Dissent Rights may be exercised with respect to more than 5.0% of the Columbia Care Shares; that the Tax Proposals will be enacted as proposed or at all; general economic conditions; industry conditions; currency fluctuations; competition from other industry participants; and stock market volatility. This list is not exhaustive of the factors that may affect any of the forward-looking information contained herein.
Forward-looking information is information about the future and is inherently uncertain. There can be no assurance that the forward-looking information will prove to be accurate. Actual results could differ materially from those reflected in the forward-looking information as a result of, among other things, the matters set out in this Circular generally and economic and business factors, some of which may be beyond the control of the Company. Some of the more important risks and uncertainties that could affect forward-looking information are described further under the heading “Risk Factors Relating to the Arrangement”. Additional risks are discussed in the Columbia Care management discussion and analysis and annual report on Form 10-K, copies of which are available under the Company’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov, and under the heading “Information Concerning Cresco — Risk Factors” in Appendix J. The Company expressly disclaims any intention or obligation to update or revise any information contained in this Circular (including forward-looking information) except as required by applicable Laws, and Columbia Care Shareholders should not assume that any lack of update to information contained in this Circular means that there has been no change in that information since the date of this Circular and should not place undue reliance on forward-looking information.

GENERAL PROXY INFORMATION
Solicitation of Proxies
This Circular is furnished in connection with the solicitation of proxies by the management and the directors of the Company for use at the Meeting of the Columbia Care Shareholders to be held at 10:00 a.m. (Toronto time), on    •   virtually via live audio webcast online at https://web.lumiagm.com/200807187 and at all adjournments or postponements thereof for the purposes set forth in the accompanying Notice of Meeting. The solicitation of proxies will be made primarily by mail and electronic delivery and may be supplemented by telephone or other personal contact by the directors, officers and employees of the Company. Directors, officers, and employees of the Company will not receive any extra compensation for such activities. The Company has retained Morrow Sodali as its proxy solicitation agent and will pay fees of approximately $100,000 to Morrow Sodali for the services, in addition to certain out-of-pocket expenses. The Company may pay brokers or other persons holding Columbia Care Shares in their own names, or in the names of nominees, for their reasonable expenses for sending forms of proxy and this Circular to beneficial owners of Columbia Care Shares and obtaining proxies therefrom. The cost of any such solicitation will be borne by the Company.
The Company is not using “notice and access” to send its proxy related materials to Columbia Care Shareholders, and copies of such materials will be sent to all Columbia Care Shareholders. The Company intends to pay for an Intermediary to deliver to objecting Non-Registered Columbia Care Shareholders the proxy-related materials and Form 54-101F7 — Request for Voting Instructions Made by Intermediary of NI 54-101.
No person is authorized to give any information or to make any representation other than those contained in this Circular and, if given or made, such information or representation should not be relied upon as having been authorized by the Company. The delivery of this Circular shall not, under any circumstances, create an implication that there has not been any change in the information set forth herein since the date hereof.
Appointment of Proxies
The information in this section applies to Columbia Care Shareholders who hold their own Columbia Care Shares in their own name and have a share certificate or direct registration system (DRS) statement (a “Registered Columbia Care Shareholder”). As a Registered Columbia Care Shareholder, you are identified on the share register maintained by the Company’s registrar and transfer agent, Odyssey Trust Company (“Odyssey”), as being a Columbia Care Shareholder.
Enclosed herewith is a form of proxy for use at the Meeting. The persons named in the form of proxy are directors and/or officers of the Company. Each Registered Columbia Care Shareholder submitting a proxy has the right to appoint a person other than the management nominees identified on the form of proxy, who need not be a Columbia Care Shareholder, to represent him, her or it at the Meeting and may do so by inserting such person’s name in the blank space provided in the form of proxy and following the instructions for submitting such form of proxy. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you wish that a person other than the management nominees identified on the form of proxy or voting instruction form attend and participate at the Meeting as your proxy and vote your Columbia Care Shares, including if you are a Non-Registered Columbia Care Shareholder and wish to appoint yourself as proxyholder to attend, participate and vote at the Meeting, you MUST register such proxyholder after having submitted your form of proxy or voting instruction form identifying such proxyholder. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting. Without a Username, proxyholders will not be able to attend, participate or vote at the Meeting. To register a proxyholder, shareholders MUST send an email to appointee@odysseytrust.com and provide Odyssey with their proxyholder’s contact information, amount of Columbia Care Shares appointed, name in which the Columbia Care Shares are registered if they are a Registered Columbia Care Shareholder, or name of broker where the Columbia Care Shares are held if a Non-Registered Columbia Care Shareholder, so that Odyssey may provide the proxyholder with a Username via email.
Revocation of Proxies
A Registered Columbia Care Shareholder who has given a proxy may revoke the proxy at any time prior to use by depositing an instrument in writing, including another completed form of proxy, executed by such

Registered Columbia Care Shareholder or by his or her attorney authorized in writing or by electronic signature, or, if the Registered Columbia Care Shareholder is a corporation, by an authorized officer or attorney thereof, or by transmitting by telephone or electronic means, a revocation signed, subject to the BCBCA, by electronic signature: (i) to the registered office of the Company, located at 666 Burrard St., #1700, Vancouver, BC V6C 2X8, at any time prior to 5:00 p.m. (Toronto time); or (ii) to Odyssey Trust Company, Attention: Proxy Department, 67 Yonge Street, Suite 702, Toronto, Ontario M5E 1J8, on the last Business Day preceding the day of the Meeting (or any adjournment or postponement thereof).
Non-Registered Columbia Care Shareholders
The information set forth in this section is of significant importance to many Columbia Care Shareholders, as a substantial number of Columbia Care Shareholders do not hold Columbia Care Shares in their own name. Columbia Care Shareholders who do not hold their Columbia Care Shares in their own name (referred to in this Circular as “Non-Registered Columbia Care Shareholders”) should note that only proxies deposited by Registered Columbia Care Shareholders can be recognized and acted upon at the Meeting. If Columbia Care Shares are listed in an account statement provided to a Columbia Care Shareholder by a broker, then in almost all cases those Columbia Care Shares will not be registered in the Columbia Care Shareholder’s name on the records of the Company. Such Columbia Care Shares will more likely be registered under the names of the Columbia Care Shareholder’s broker or an agent of that broker (an “Intermediary”). In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for CDS Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms). Columbia Care Shares held by Intermediaries or their agents or nominees can only be voted upon the instructions of the Non-Registered Columbia Care Shareholder. Without specific instructions, Intermediaries and their agents and nominees are prohibited from voting Columbia Care Shares for the Intermediary’s clients. Therefore, Non-Registered Columbia Care Shareholders should contact their broker or other Intermediary as soon as practicable to ensure that instructions respecting the voting of their Columbia Care Shares are communicated to the appropriate person.
In accordance with the requirements of NI 54-101, the Company has distributed copies of the Meeting Materials to CDS & Co. and Intermediaries for onward distribution to Non-Registered Columbia Care Shareholders.
Non-Registered Columbia Care Shareholders fall into two categories — those who object to their identity being known to the issuers of the securities which they own (“OBOs”) and those who do not object to their identity being made known to the issuers of the securities which they own (“NOBOs”). Subject to the provisions of NI 54-101, issuers may request and obtain a list of their NOBOs from Intermediaries directly or via their transfer agent and may obtain and use the NOBO list for the distribution of proxy-related materials to such NOBOs. If you are a NOBO and the Company or its agent has sent the Meeting Materials directly to you, your name, address and information about your holdings of Columbia Care Shares have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding the Columbia Care Shares on your behalf.
The Company’s OBOs can expect to be contacted by their Intermediary. The Company intends to pay for Intermediaries to deliver the Meeting Materials to OBOs.
Applicable regulatory policy requires Intermediaries/brokers to seek voting instructions from Non-Registered Columbia Care Shareholders in advance of shareholders’ meetings. Every Intermediary or broker has its own mailing procedures and provides its own return instructions, which should be carefully followed by Non-Registered Columbia Care Shareholders in order to ensure that their Columbia Care Shares are voted at the Meeting. Often, the form of proxy supplied to a Non-Registered Columbia Care Shareholders by its broker is identical to the form of proxy provided to Registered Columbia Care Shareholders; however, its purpose is limited to instructing the Registered Columbia Care Shareholder how to vote on behalf of the Non-Registered Columbia Care Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Services, Inc. (“Broadridge”). Broadridge typically mails a scannable voting instruction form in lieu of the form of proxy. The Non-Registered Columbia Care Shareholder is requested to complete and return the voting instruction form to them by mail or facsimile. Alternatively, the Non-Registered Columbia Care Shareholder can call a toll-free telephone number or visit www.proxyvote.com to vote the Columbia Care Shares held by the Non-Registered Columbia Care

Shareholder. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Columbia Care Shares to be represented at the Meeting. A Non-Registered Columbia Care Shareholder receiving a voting instruction form cannot use that voting instruction form to vote Columbia Care Shares directly at the Meeting as the voting instruction form must be returned as directed by Broadridge well in advance of the Meeting in order to have the Columbia Care Shares voted.
Although a Non-Registered Columbia Care Shareholder may not be recognized directly at the Meeting for the purposes of voting Columbia Care Shares registered in the name of his, her or its broker (or agent of the broker), a Non-Registered Columbia Care Shareholder may attend at the Meeting as proxyholder for a Registered Columbia Care Shareholder and vote the Columbia Care Shares in that capacity. Non-Registered Columbia Care Shareholders who wish to attend at the Meeting and indirectly vote their Columbia Care Shares as proxyholder for a Registered Columbia Care Shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.
Voting of Proxies
If you are a Registered Columbia Care Shareholder and are unable to virtually attend the Meeting, please exercise your right to vote by dating, signing and returning the accompanying form of proxy to Odyssey, the transfer agent of the Company. To be valid, completed proxy forms must be dated, completed, signed and deposited with Odyssey by mail to: Odyssey Trust Company, Attention: Proxy Department, 67 Yonge Street, Suite 702, Toronto, Ontario M5E 1J8. You may also vote through the internet by going to https://login.odysseytrust.com/pxlogin and click on VOTE PROXY and enter the 12 digit control number found on the form of proxy. Your proxy or voting instructions must be received in each case no later than 10:00 a.m. (Toronto time) on    •   or two Business Days preceding the date of any adjournment or postponement. If you are unable to attend the Meeting, we encourage you to complete the enclosed form of proxy as soon as possible. If a Columbia Care Shareholder received more than one form of proxy because such holder owns Columbia Care Shares registered in different names or addresses, each form of proxy should be completed and returned. The Chairman of the Meeting shall have the discretion to waive or extend the proxy deadline without notice.
All Columbia Care Shares represented at the Meeting by properly executed proxies will be voted on any matter that may be called for and, where a choice with respect to any matter to be acted upon has been specified in the accompanying form of proxy, the Columbia Care Shares represented by the proxy will be voted in accordance with such instructions. In the absence of any such instructions, the persons whose names appear on the printed form of proxy will vote in favour of all the matters set out thereon.
The enclosed form of proxy confers discretionary authority upon the persons named therein. If any other business or amendments or variations to matters identified in the Notice of Meeting properly comes before the Meeting, then discretionary authority is conferred upon the person appointed in the proxy to vote in the manner they see fit, in accordance with their best judgment.
At the time of the printing of this Circular, the management of the Company knew of no such amendment, variation or other matter to come before the Meeting other than the matters referred to in the Notice of Meeting.
Voting at the Meeting
Registered Columbia Care Shareholders may vote at the Meeting by completing a ballot online during the Meeting, as further described below. See “How to Attend and Participate in the Meeting”.
Non-Registered Columbia Care Shareholders who have not duly appointed themselves as proxyholder will not be able to attend, participate or vote at the Meeting. This is because the Company and Odyssey do not have a record of the Non-Registered Columbia Care Shareholders, and, as a result, will have no knowledge of your shareholdings or entitlement to vote, unless you appoint yourself as proxyholder. If you are a Non-Registered Columbia Care Shareholder and wish to vote at the Meeting, you have to appoint yourself as proxyholder, by inserting your own name in the space provided on the voting instruction form sent to you and must follow all of the applicable instructions provided by your Intermediary. See “Appointment of a Third Party as a Proxy” and “How to Attend and Participate in the Meeting”.
Appointment of a Third Party as a Proxy
The following applies to Columbia Care Shareholders who wish to appoint a person (a “Third Party Proxyholder”) other than the management nominees set forth in the form of proxy or voting instruction form as proxyholder, including Non-Registered Columbia Care Shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting.
Columbia Care Shareholders who wish to appoint a Third Party Proxyholder to attend, participate or vote at the Meeting as their proxy and vote their Columbia Care Shares MUST submit their proxy or voting instruction form (as applicable) appointing such Third Party Proxyholder AND register the Third Party Proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to attend, participate or vote at the Meeting.
Step 1 — Submit your proxy or voting instruction form — To appoint a Third Party Proxyholder, insert such person’s name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you are a Non-Registered Columbia Care Shareholder located in the United States, you must also provide Odyssey with a duly completed legal proxy if you wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder. See below under this section for additional details.
Step 2 — Register your proxyholder — To register a proxyholder, shareholders MUST send an email to appointee@odysseytrust.com by 10:00 a.m. (Toronto time) on    •   and provide Odyssey with the required proxyholder contact information, amount of Columbia Care Shares appointed, name in which the Columbia Care Shares are registered if they are a Registered Columbia Care Shareholder, or name of broker where the shares are held if a Non-Registered Columbia Care Shareholder, so that Odyssey may provide the proxyholder with a Username via email. Without a Username, proxyholders will not be able to attend, participate or vote at the Meeting.
If you are a Non-Registered Columbia Care Shareholder and wish to attend, participate or vote at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your Intermediary, follow all of the applicable instructions provided by your Intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your Intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your Intermediary. Please also see further instructions below under the heading “How to Attend and Participate in the Meeting”.
Legal Proxy — Beneficial Shareholders
If you are a Non-Registered Columbia Care Shareholder located in the United States and wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above and below under “How to Attend and Participate in the Meeting”, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary included with the legal proxy form and the voting information form sent to you, or contact your Intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your Intermediary, you must then submit such legal proxy to Odyssey. Requests for registration from Non-Registered Columbia Care Shareholders located in the United States that wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by e-mail to appointee@odysseytrust.com and received by 10:00 a.m. (Toronto time) on   •   .
How to Attend and Participate in the Meeting
The Company is holding the Meeting in a virtual only format, which will be conducted via live audio webcast. Columbia Care Shareholders will not be able to attend the Meeting in person. In order to attend, participate or vote at the Meeting (including for voting and asking questions at the Meeting), Columbia Care Shareholders must have a valid Username. Guests are welcome to attend and view the webcast, but will be unable to participate or vote at the Meeting. To join as a guest please visit the Meeting online at https://web.lumiagm.com/200807187 and select “Join as a Guest” when prompted.
Registered Columbia Care Shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at https://web.lumiagm.com/200807187. Such persons may then enter the Meeting by clicking “I have a login” and entering a Username and Password before the start of the Meeting:
Registered Columbia Care Shareholders:   The control number located on the form of proxy is the Username. The Password to the Meeting is “columbia2022” (case sensitive). If as a Registered Columbia Care Shareholder you are using your control number to login to the Meeting and you have previously voted, you do not need to vote again when the polls open. By voting at the meeting, you will revoke your previous voting instructions received prior to the voting deadline.
Duly appointed proxyholders:   Odyssey will provide the proxyholder with a Username by e-mail after the voting deadline has passed. The Password to the Meeting is “columbia2022” (case sensitive). Only Registered Columbia Care Shareholders and duly appointed proxyholders will be entitled to attend, participate and vote at the Meeting. Non-Registered Columbia Care Shareholders who have not duly appointed themselves as proxyholder will be able to attend the meeting as a guest but not be able to participate or vote at the Meeting. Columbia Care Shareholders who wish to appoint a Third Party Proxyholder to represent them at the Meeting, including Non-Registered Columbia Care Shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting, MUST submit their duly completed proxy or voting instruction form AND register the proxyholder. See “Appointment of a Third Party as a Proxy”.
If you attend the Meeting online, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedure.
Quorum
A quorum for the transaction of business at the Meeting is present if Columbia Care Shareholders who, together, hold not fewer than 25% of the votes attaching to the outstanding Columbia Care Shares entitled to vote at the Meeting are present or represented by proxy. In the event that a quorum is not present at the time fixed for holding the Meeting, the Meeting shall stand adjourned to such date and to such time and place as may be determined by the Columbia Care Shareholders present at the Meeting.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The record date for the determination of the Columbia Care Shareholders entitled to receive the Notice of Meeting has been fixed at the close of business on May 10, 2022 (the “Record Date”). Columbia Care Shareholders of record on the Record Date will be entitled to vote at the Meeting and at all adjournments thereof. Each Columbia Care Common Share will entitle the holder of record thereof to one vote at the Meeting and each Columbia Care PV Share will entitle the holder of record thereof to 100 votes at the Meeting.
As of the Record Date, there were 384,943,683 Columbia Care Common Shares and 136,410.48 Columbia Care PV Shares outstanding. To the knowledge of the directors and executive officers of the Company, as of the Record Date, no persons or companies beneficially owned, directly or indirectly, or exercised control or direction over, 10% or more of the voting rights attached to the Columbia Care Shares.

THE ARRANGEMENT
At the Meeting, Columbia Care Shareholders will be asked to consider and, if thought advisable, to pass, with or without variation, the Arrangement Resolution to approve, inter alia, the Arrangement pursuant to Division 5 of Part 9 of the BCBCA. The terms of the Arrangement, the Plan of Arrangement and the Arrangement Agreement are summarized below. This summary does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement and the Plan of Arrangement attached thereto, which have been, or will be, filed on SEDAR at www.sedar.com and EDGAR at www.sec.gov under the Company’s profile. A copy of the Plan of Arrangement is also attached to this Circular as Appendix C.
To be effective, the Arrangement Resolution must receive the Required Shareholder Approval. See “The Arrangement — Required Shareholder Approval”. A copy of the Arrangement Resolution is set out in Appendix B.
Unless otherwise directed in properly completed forms of proxy, it is the intention of the individuals named in the enclosed form of proxy to vote FOR the Arrangement Resolution. If you do not specify how you want your Columbia Care Shares to be voted at the Meeting, the persons named as proxyholders in the enclosed form of proxy will cast the votes represented by your proxy at the Meeting FOR the Arrangement Resolution.
If the Arrangement is approved at the Meeting, the Final Order approving the Arrangement is issued by the Court and the applicable conditions to the completion of the Arrangement are satisfied or waived, the Arrangement is expected to take effect at 12:01 a.m. (Vancouver time) on the Effective Date, which is expected to occur in the fourth quarter of 2022, or such other date as may be agreed by Cresco and the Company.
Purpose of the Arrangement
The purpose of the Arrangement is for Cresco to acquire all of the issued and outstanding Columbia Care Shares. Subject to the terms and conditions set forth in the Arrangement Agreement and the Plan of Arrangement, Columbia Care Shareholders will receive 0.5579 of a Cresco Share, subject to adjustment as described below, for each Columbia Care Share (on an as converted to Columbia Care Common Share basis) outstanding immediately prior to the Effective Time (such ratio, subject to adjustment as described herein, the “Exchange Ratio”), with the Columbia Care PV Shares treated on an as-converted basis to Columbia Care Common Shares pursuant to their respective terms; provided, the Exchange Ratio is subject to adjustment in the event that Columbia Care is required to issue Columbia Care Shares in satisfaction of an earn-out payment for a prior acquisition, with the potential adjustment in proportion to the additional dilution from such potential issuance relative to Columbia Care’s current fully diluted in-the-money outstanding Columbia Care Shares. See “The Arrangement — Downward Adjustment”.
Background to the Arrangement
The Arrangement Agreement is the result of extensive arm’s length negotiations among representatives of Cresco and Columbia Care and their respective legal and financial advisors. The following is a summary of the material meetings, negotiations, discussions and actions among the Parties which preceded the execution of the Arrangement Agreement and the public announcement of the Arrangement.
The cannabis industry is rapidly evolving, which necessitates the frequent consideration of various strategic opportunities. In this regard, in October 2021, the Company established the Columbia Care Special Committee, consisting of independent directors Jeff Clarke, Alison Worthington and Julie Hill, to review, consider and evaluate a strategic opportunity which arose from an unsolicited proposal from a third party (the “October Proposal”), as well as any other strategic alternatives that might be available to the Company in the future to enhance shareholder value. In connection with the October Proposal, the Company entered into a mutual non-disclosure agreement with a third party which contemplated standstill provisions in favour of both parties for a period of 12 months, which standstill expired in connection with the execution of the Arrangement Agreement. Although the October Proposal never led to material negotiations following brief mutual diligence, the Columbia Care Special Committee was maintained to consider future strategic alternatives and established a routine of meeting for updates with management on a bi-weekly basis. In late 2021, the Company received another unsolicited expression of interest from a different third party in connection with a proposed business combination (the “December Proposal”). The Columbia Care Special Committee reviewed, considered and evaluated the December Proposal and sought the advice of its Canadian legal counsel, Stikeman Elliott LLP (“Stikeman Elliott”) and the financial advisor of the Columbia Care Board, Canaccord Genuity Corp. (“Canaccord Genuity”) with respect to same. At the recommendation of the Columbia Care Special Committee and based in part on the advice of such advisors, the Columbia Care Board decided not to pursue the December Proposal.
In mid-January 2022, Charles Bachtell, Chief Executive Officer of Cresco, approached Nicholas Vita, Chief Executive Officer of Columbia Care, about having a call to discuss potential strategic opportunities between the companies, including potential strategic opportunities between the companies. Cresco and Columbia Care are two of the longest-standing multi-state operators in the United States cannabis industry.
On January 20, 2022, the Columbia Care Special Committee met as a matter of routine for one of its bi-weekly updates with management, which meeting included an in-camera session. The principal topic at this meeting was to confirm that the work associated with the December Proposal was fully closed as both parties appeared to have moved on from the discussions. At the meeting, in the wake of the December Proposal no longer being considered, Mr. Vita informed the Columbia Care Special Committee that Cresco had reached out to have an initial discussion with Columbia Care regarding potential strategic opportunities between the companies. The Columbia Care Special Committee was supportive of entering into discussions with Cresco and executing a mutual non-disclosure agreement with a view to exploring a potential transaction with Cresco.
On January 21, 2022, Cresco and Columbia Care conducted a conference call, which was attended by Nicholas Vita and Joshua Snyder from Columbia Care and Charles Bachtell and TJ Cole from Cresco. Following this call, Cresco and Columbia Care executed a mutual non-disclosure agreement on January 21, 2022 and made available to each other certain confidential business information in connection with a potential business combination transaction. Shortly thereafter, Joshua Snyder of Columbia Care and TJ Cole of Cresco spoke via telephone to discuss next steps for the potential business combination and to arrange for reciprocal site visits to occur as part of the mutual due diligence process.
On January 26, 2022, the Columbia Care Business Development team, including Joshua Snyder and Andrew Kessner flew to Illinois to provide Cresco management team members, including TJ Cole, Nate Reid, Joe Ales, Danny Rohloff and Melissa Goldfarb, with a tour of its Aurora cultivation facility. Following that tour, Joshua Snyder and Andrew Kessner also toured Cresco’s Joliet manufacturing and processing facility as well as their cultivation facility in Lincoln. The Columbia Care team was impressed with both the management team members that they spoke with as well as the facilities which they visited.
On January 29, 2022, the Columbia Care Special Committee held a brief meeting at which Mr. Vita provided an update on Columbia Care’s initial due diligence, including his positive impressions of the Illinois facility and the Cresco management team The meeting included an in-camera session. In addition to the Columbia Care Special Committee members and Mr. Vita, other attendees at this meeting were Columbia Care’s Executive Chairman Michael Abbott and management team members Derek Watson, Chief Financial Officer of Columbia Care; David Sirolly, Chief Legal Officer and General Counsel of Columbia Care and Joshua Snyder, Senior Vice President, Mergers and Acquisitions of Columbia Care. Mr. Vita noted that Cresco had historically taken a similar approach to Columbia Care with respect to how to build a multi-state cannabis operation in the United States. Cresco had developed strong retail brands and was believed to have a significant presence in California, Illinois and Pennsylvania. Mr. Vita indicated that if Cresco made an offer to acquire Columbia Care, that it would be on a stock-for-stock basis and that certain asset sales would likely be needed due to overlapping footprint in certain regions.
On January 31, 2022, Cresco continued its operational due diligence by visiting Columbia Care’s facilities in Portsmouth, Virginia and Richmond, Virginia, which left the visiting Cresco teams impressed with the Virginia market and Columbia Care’s business infrastructure.
On February 1, 2022, members of the Cresco management team, including Charles Bachtell, TJ Cole, Joe Ales, Drew Duvall and Donny Trivisonno, toured Columbia Care’s New Jersey facilities and met with Joshua Snyder of Columbia Care. That evening, the teams met jointly for a dinner to discuss the transaction more generally as well as proposed next steps to diligence. The dinner was also attended by Derek Watson; David Hart, Chief Operating Officer of Columbia Care and Dennis Olis, Chief Financial Officer of Cresco.

On February 2, 2022, members of the Cresco management team, including Charles Bachtell, TJ Cole, Joe Ales, Drew Duvall and Donny Trivisonno, toured Columbia Care’s Colorado facilities and met with Joshua Snyder of Columbia Care.
On February 3, 2022, the Columbia Care Special Committee held its bi-weekly update with management. Columbia Care Special Committee members Jeff Clarke and Alison Worthington attended, as did Columbia Care management team members Nicholas Vita, David Hart and David Sirolly. With respect to Cresco, Mr. Vita briefly updated that initial reciprocal due diligence was continuing.
Following multiple weeks of reciprocal due diligence among the parties, on February 12, 2022, Cresco delivered to Columbia Care a draft letter of intent (the “Letter of Intent”) along with a supporting presentation outlining the strategic rationale and financial implications of a potential business combination transaction. The Letter of Intent and supporting materials were shared with the Columbia Care Special Committee, Stikeman Elliott and Canaccord Genuity. The Letter of Intent contemplated an Exchange Ratio of 0.5474 Cresco Shares for each Columbia Care Share (on an as-converted to Columbia Care Common Share basis), which implied a value per Columbia Care Common Share of US$4.08, representing a premium of 30% per Columbia Care Common Share based on the most recent closing share prices of Cresco and Columbia Care, being February 11, 2022. The Letter of Intent also contemplated a “force the vote” requirement, which is a firm requirement for Columbia Care to hold a shareholder meeting regarding a Cresco transaction, significant Columbia Care Shareholders to enter into voting support agreements and a unilateral exclusivity covenant in favour of Cresco.
On February 13, 2022, the Columbia Care Special Committee held a meeting to review the Letter of Intent and supporting documents and authorized Columbia Care management to engage independent financial advisors in connection with the potential transaction. Directors Nicholas Vita and Michael Abbott as well as Columbia Care management members David Hart, David Sirolly and Joshua Snyder were also in attendance at such meeting, which included an in-camera session. The principal point of discussion by the Columbia Care Special Committee at this meeting was the need for additional financial analysis from a third party financial advisor to more fully evaluate and assess the Letter of Intent in light of a variety of factors including premium precedents for comparable deals; relative valuation and ownership between the two companies, especially given Cresco’s wholesale focus and Columbia Care’s retail focus; Columbia Care’s growth prospects and trajectory as a standalone enterprise; and the potential for federal regulatory changes for the cannabis industry in the United States. This meeting concluded with the Columbia Care Special Committee asking management to re-engage with Canaccord Genuity for additional analysis and assessment of the Letter of Intent and also to begin to develop a potential response to the offer.
On February 14, 2022, Joshua Snyder from Columbia Care toured the Cresco facility in Fall River, Massachusetts, as well as the adjoining dispensary.
On February 15, 2022, the Columbia Care Special Committee held another meeting for the purpose of updating the other members of the Columbia Care Board on the progressing discussions with Cresco, which meeting was also attended by David Sirolly, Board Observer Kevin Goldberg and Stikeman Elliott and included an in-camera session. At this meeting, the Columbia Care Special Committee noted that it had received an initial written presentation and assessment of the Letter of Intent from Canaccord Genuity and that proposed revisions to the Letter of Intent were being developed, specifically with respect to transaction economics, deal protections, closing conditions and mutual exclusivity.
On February 16, 2022, Columbia Care delivered to Cresco proposed revisions to the Letter of Intent based on feedback from the Columbia Care Special Committee and Columbia Care’s advisors. The revised Letter of Intent contemplated an increased Exchange Ratio of 0.5684 Cresco Shares for each Columbia Care Share (on an as-converted to Columbia Care Common Share basis), which implied a value per Columbia Care Common Share of US$4.25, representing a premium of 35% per Columbia Care Common Share based on the closing share prices of Columbia Care and Cresco on February 11, 2022, the last trading day prior to receipt of the Letter of Intent. The revisions also removed the proposed “force the vote” requirement, removed the “hard” requirement on the voting support agreements and limited the obligation of executing voting support agreements to only the directors and officers of Columbia Care. Additionally, the revised Letter of Intent contemplated a mutual exclusivity covenant and provided that Nicholas Vita would join not only the Cresco

Board (as contemplated in the draft previously circulated by Bennett Jones LLP (“Bennett Jones”), Cresco’s legal counsel), but also the executive committee of the Cresco Board upon closing of the proposed transaction.
On February 17, 2022, Cresco returned a revised draft of the Letter of Intent to Columbia Care. This revised draft accepted the majority of Columbia Care’s previous revisions, other than its increase of the Exchange Ratio, which reverted to its original position of 0.5474 Cresco Shares for each Columbia Care Share (on an as-converted to Columbia Care Common Share basis). However, following discussions between Nicholas Vita and Joshua Snyder of Columbia Care and Charles Bachtell and TJ Cole of Cresco, Cresco returned a further revised draft of the Letter of Intent to Columbia Care which contemplated an Exchange Ratio of 0.5579 Cresco Shares for each Columbia Care Share (on an as-converted to Columbia Care Common Share basis), which implied a value per Columbia Care Common Share of US$4.16, representing a premium of 32.5% per Columbia Care Common Share based on the February 11, 2022 closing share prices of Columbia Care and Cresco. This Exchange Ratio was lower than the ratio proposed by Columbia Care on February 16, 2022, but higher than the one initially proposed by Cresco on February 12, 2022 (and subsequently on February 17, 2022).
On February 18, 2022, the Columbia Care Special Committee held a meeting with Stikeman Elliott and Canaccord Genuity to discuss the revised Letter of Intent, which was also attended by directors Nicholas Vita and Michael Abbott and Columbia Care management members David Sirolly and Joshua Snyder. This meeting included an in-camera session. At this meeting, based partially on the input from its legal and financial advisors, and with support from Columbia Care Special Committee member Julie Hill, who was unable to attend the meeting, the Columbia Care Special Committee recommended that Columbia Care continue negotiations regarding a potential transaction with Cresco on the basis of the terms set forth in the revised Letter of Intent and the Parties agreed to negotiate exclusively for an initial period of 30 days regarding a potential transaction.
On February 18, 2022, Cresco and Columbia Care also entered into a new mutual confidentiality agreement containing customary standstill provisions for purposes of facilitating a more intensive reciprocal due diligence undertaking by all parties.
In the weeks that followed, Cresco and Columbia Care engaged in cross-functional due diligence, including respective site visits (including Cresco’s facilities in Arizona, California, Colorado, Florida, Maryland, Massachusetts and Pennsylvania) and recurring management meetings among Nicholas Vita and Joshua Snyder of Columbia Care and Charlie Bachtell and TJ Cole of Cresco to maintain momentum of the diligence process. Columbia Care Special Committee members Jeff Clarke and Julie Hill, as well as directors Michael Abbott and Jim Kennedy, also had individual telephone conversations with each of Charles Bachtell and Tom Manning, Chairman of Cresco, respectively, to discuss and assess Cresco’s governance model, its decision-making processes and the strategic direction of the proposed combined company, all of which left positive impressions on the Columbia Care Board and members of their management team. The Columbia Care Special Committee also retained an additional independent financial advisor, ATB, to prepare the ATB Fairness Opinion, and also engaged Foley Hoag LLP (“Foley Hoag”) to assist with U.S. legal considerations during the deal process (including legal due diligence) and Kroll Inc. to assist with financial due diligence.
On March 3, 2022, the Columbia Care Special Committee held a meeting with Columbia Care directors Nicholas Vita, Michael Abbott and Frank Savage, as well as Columbia Care management members David Sirolly and Joshua Snyder, which meeting included an in-camera session. At this meeting, the Columbia Care Special Committee was updated with respect to the proposed transaction, the due diligence process and transaction timing. Among the topics that were discussed at this meeting were the engagement letter process with Canaccord Genuity, the risk for leaks and associated contingency plans with respect to a delay, the impact, if any, on the timing of the deal and Columbia Care’s scheduled fourth quarter earnings call and confirmation that access to Cresco information had been adequate during due diligence to date.
On March 4, 2022, Bennett Jones circulated an initial draft of the Arrangement Agreement to Stikeman Elliott, which was promptly shared with Columbia Care management, as well as its financial and legal advisors. Columbia Care and its advisors noted a number of material issues with respect to the initial draft Arrangement Agreement, including the non-solicitation covenants of Columbia Care; the interim period covenants; the conditions precedent to the Arrangement, which included conditions in favour of Cresco to obtain the consent of all holders of Columbia Care Convertible Notes and the Key Regulatory Approvals; the amount of the

Termination Fee and circumstances in which it would be payable; the scope of the representations and warranties of the parties (which were not reciprocal); and responsibility for expenses incurred in connection with the Arrangement.
On March 9, 2022, as the parties continued their due diligence efforts, the Columbia Care Special Committee held another meeting with director Nicholas Vita and Columbia Care management members David Sirolly and Joshua Snyder, which meeting included an in-camera session. At this meeting, the Columbia Care Special Committee was updated by Columbia Care management with respect to the proposed transaction, including an overview of the corporate governance schedule and a summary of the material issues noted above.
On March 11, 2022, Stikeman Elliott, with input from Columbia Care, Canaccord Genuity and Foley Hoag, delivered a revised draft Arrangement Agreement to Bennett Jones, which addressed the material Columbia Care issues noted above, among other changes.
On March 14, 2022, the Columbia Care Board met via video conference for its regularly scheduled quarterly Board meeting, which meeting was attended by the Columbia Care management team, Board Observer Kevin Goldberg, and representatives from each of Stikeman Elliott, Foley Hoag, Canaccord Genuity and Kroll Inc. and included an in-camera session. At this meeting, the Columbia Care Board was updated by its external advisors as to their preliminary conclusions with respect to valuation and financial analysis, financial and legal due diligence, as well as an update on deal process and definitive documentation, including the draft Arrangement Agreement. After the meeting, the Columbia Care Board, consistent with its standard quarterly practices, held a meeting of independent directors, also attended by David Sirolly.
On March 15, 2022, Bennett Jones delivered to Stikeman Elliott a revised draft of the Arrangement Agreement, which reverted, in large part, to Cresco’s initial positions on the material issues noted above. This revised draft also included certain new concepts, including consideration adjustment mechanisms and the requirement for roll-ups of minority interest holders.
On March 16, 2022, Stikeman Elliott delivered to Bennett Jones a further revised draft Arrangement Agreement which addressed the Columbia Care issues noted above in a similar fashion to their prior draft.
On March 17, 2022, the Columbia Care Special Committee held a meeting with Columbia Care directors Nicholas Vita and Michael Abbott, as well as Columbia Care management members David Sirolly, Bryan Olson and Derek Watson, which meeting was followed by an in-camera session. Representatives of Stikeman Elliott and Foley Hoag were also in attendance. At this meeting, the Columbia Care Special Committee was updated with respect to the proposed transaction, including the due diligence process. Following this meeting, the Columbia Care Special Committee and Columbia Care management updated the Columbia Care Board with respect to the matters discussed therein.
On March 19, 2022, Bennett Jones delivered to Stikeman Elliott a revised draft of the Arrangement Agreement, which accepted a number of Columbia Care’s previous proposals. However, there remained several unresolved issues, including interim period covenants, conditions precedent, the Termination Fee and expense reimbursement. On March 20, 2022, Stikeman Elliott delivered to Bennett Jones a revised draft of the Arrangement Agreement which took into consideration the changes proposed by Bennett Jones in their prior draft.
On March 21, 2022, the Columbia Care Special Committee held a meeting with members of Columbia Care management, including directors Nicholas Vita and Michael Abbott as well as Bryan Olson, David Sirolly, Derek Watson, David Hart and Joshua Snyder, along with Stikeman Elliott, Canaccord Genuity, Foley Hoag and Kroll, which meeting was followed by an in-camera session. At this meeting, the Columbia Care Special Committee was updated by Columbia Care management with respect to the proposed transaction, including the due diligence process, as well as the status of the Arrangement Agreement. Following such meeting, the Columbia Care Special Committee and Columbia Care management updated the Columbia Care Board with respect to the matters discussed therein.
On March 22, 2022, Bennett Jones delivered to Stikeman Elliott a revised draft of the Arrangement Agreement. Over the course of the day, Cresco, Columbia Care and their respective legal and financial advisors held a number of conference calls to resolve the remaining issues in the Arrangement Agreement, including the interim period covenants such as the requirement to obtain all Key Regulatory Approvals, the Exchange Ratio adjustment mechanisms, minority interest holder roll-ups and expense reimbursements.
On the evening of March 22, 2022, each of the Columbia Care Special Committee and the Columbia Care Board attended meetings with Stikeman Elliott, Canaccord Genuity, ATB and Foley Hoag, which meetings included an in-camera session. The Columbia Care Board received an oral version of the Canaccord Genuity Fairness Opinion from Canaccord Genuity and the Columbia Care Special Committee received an oral version of the ATB Fairness Opinion from ATB, each of which confirmed that the Consideration to be received by Columbia Care Shareholders pursuant to the Arrangement was fair, from a financial point of view, to Columbia Care Shareholders and each of which was subsequently provided in writing. Based in part on the receipt of such fairness opinions, on March 22, 2022, the Columbia Care Special Committee recommended that the Columbia Care Board approve the Arrangement and enter into the Arrangement Agreement and the Columbia Care Board unanimously approved the Arrangement and the execution by Columbia Care of the Arrangement Agreement and unanimously recommended that Columbia Care Shareholders vote in favour of the Arrangement Resolution.
The Arrangement Agreement was executed early on March 23, 2022 and announced before the opening of financial markets in Toronto, Canada on that day.
Description of the Arrangement
The Arrangement provides for the acquisition by Cresco of all of the issued and outstanding Columbia Care Shares. Pursuant to the Arrangement Agreement and the Plan of Arrangement, Columbia Care Shareholders will receive Cresco Shares based on the Exchange Ratio, which is subject to adjustment. The Arrangement further involves a number of steps in addition to the ones discussed in this section, which will be deemed to occur sequentially commencing at the Effective Time without any further act or formality except as expressly provided in the Plan of Arrangement.
At the Effective Time:
1)
all Columbia Care equity awards granted under Columbia Care’s equity incentive plan or otherwise that are outstanding immediately prior to the Effective Time will be exchanged for replacement equity awards such that, upon exercise (with respect to Columbia Care Options) or vesting (with respect to Columbia Care PSUs and Columbia Care RSUs), as applicable, the holder of such award will be entitled to receive Cresco Shares, with the number of shares underlying such award and, in the case of Columbia Care Options, the exercise price of such award, adjusted based on the Exchange Ratio;

2)
each of the Columbia Care Warrants that are outstanding immediately prior to the Effective Time will be exercisable, in accordance with the terms of such Columbia Care Warrants, for the number of Cresco Shares that the holder of such Columbia Care Warrants would have been entitled to receive as a result of the transactions contemplated by the Arrangement if, immediately prior to the Effective Date, such holder had been the registered holder of the number of Columbia Care Common Shares to which such holder would have been entitled if such holder had exercised such holder’s Columbia Care Warrants immediately prior to the Effective Time; and

3)
each of the Columbia Care Convertible Notes that are outstanding immediately prior to the Effective Time will be convertible, in accordance with the terms of such Columbia Care Convertible Notes, into the number of Cresco Shares that the holder of such Columbia Care Convertible Notes would have been entitled to receive as a result of the transactions contemplated by the Arrangement if, immediately prior to the Effective Date, such holder had been the registered holder of the number of Columbia Care Common Shares to which such holder would have been entitled if such holder had converted such holder’s Columbia Care Convertible Notes immediately prior to the Effective Time.

The Arrangement is subject to a number of conditions, including the approval by Columbia Care Shareholders at the Meeting. To be effective, the Arrangement Resolution must receive the Required Shareholder Approval. It is a condition to closing in favor of Cresco that holders of less than 5% of the outstanding Columbia Care Shares will have validly exercised dissent rights with respect to the Arrangement that have not been withdrawn as of the Effective Date.

In addition, the Arrangement is subject to approval of the Supreme Court of British Columbia (or any other court with appropriate jurisdiction) at a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, the Canadian Securities Exchange and certain regulatory approvals, including, but not limited to, clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Arrangement is also conditioned upon neither a delisting from the Canadian Securities Exchange having occurred nor a cease trade order having been issued by any Governmental Entity in respect of the Cresco Shares between the date of the Arrangement Agreement and the Effective Date.
ATB Fairness Opinion
On March 4, 2022, Columbia Care and ATB held a meeting to discuss general business opportunities, during which Columbia Care brought to ATB’s attention the potential acquisition of Columbia Care by Cresco and the need for an opinion from an independent financial advisor. ATB advised Columbia Care of its interest in providing such services and delivered a proposal to Columbia Care later that evening. Subsequent to those discussions, and in connection with the Arrangement, ATB was formally engaged by the Columbia Care Special Committee pursuant to an engagement agreement dated March 13, 2022 (the “ATB Engagement Agreement”) to render an opinion as to the fairness, from a financial point of view, of the Consideration to be received by Columbia Care Shareholders pursuant to the Arrangement, to Columbia Care Shareholders. On March 22, 2022, at a meeting of the Columbia Care Special Committee held to evaluate the Arrangement, ATB rendered an oral opinion, confirmed by delivery of the ATB Fairness Opinion, to the Columbia Care Special Committee to the effect that, as of that date and based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken and described in its opinion, the Consideration to be received by Columbia Care Shareholders pursuant to the Arrangement was fair, from a financial point of view, to Columbia Care Shareholders. Except as otherwise described in this summary, Columbia Care and the Columbia Care Board imposed no other instructions or limitations on ATB with respect to the investigations made or procedures followed by ATB in rendering the ATB Fairness Opinion.
The full text of the ATB Fairness Opinion, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, is attached as Appendix G to this Circular and is incorporated into this Circular by reference. Except with respect to the matters set out under the headings “Overview of Financial and Comparative Analyses” and “March 15, 2022 Financial Presentation to the Columbia Care Special Committee” below, the description of the ATB Fairness Opinion set forth below is qualified in its entirety by reference to the full text of the ATB Fairness Opinion.
The ATB Fairness Opinion was provided to the Columbia Care Special Committee (in ATB’s capacity as advisor to the Columbia Care Special Committee) for its benefit and use in evaluating the Consideration from a financial point of view. The ATB Fairness Opinion did not address the relative merits of the Arrangement as compared to any other transactions or strategic alternatives or business strategies that may be available to Columbia Care, nor did it address the underlying Columbia Care business decision to enter into the Arrangement Agreement and carry out the Arrangement. In considering the fairness, from a financial point of view, of the Consideration to be received by the Columbia Care Shareholders, ATB considered the Arrangement from the perspective of the Columbia Care Shareholders generally and did not consider the specific circumstances of any particular Columbia Care Shareholder or holders of any class of securities, creditors or other constituencies of Columbia Care (together, the “Columbia Care Stakeholders”), and ATB expressed no opinion as to whether the Arrangement was consistent with the best interests of any Columbia Care Stakeholders. Furthermore, the ATB Fairness Opinion did not constitute a recommendation as to how any securityholder or any other party should vote or act on any matter relating to the Arrangement and was not a recommendation to the Columbia Care Board to enter into the Arrangement Agreement or to proceed with the Arrangement or any other action the Columbia Care Board, any securityholder or any other party should take in connection with the Arrangement or otherwise.
The ATB Fairness Opinion was prepared in accordance with the Disclosure Standards for Formal Valuations and Fairness Opinion of the Investment Industry Regulatory Organization of Canada (“IIROC”) but IIROC was not involved in the preparation and review of such opinion.
The ATB Fairness Opinion did not constitute an independent formal valuation for the purposes of MI 61-101.

In connection with rendering the ATB Fairness Opinion, ATB reviewed and relied upon, or carried out, among other things, the following:
1.
the Arrangement Agreement;

2.
the unaudited condensed interim consolidated financial statements of Columbia Care and Cresco for the three and nine months ended September 30th, 2021 and September 30th, 2020 and the management discussion and analysis related thereto;

3.
the unaudited condensed interim consolidated financial statements of Columbia Care and Cresco for the three and six months ended June 30th, 2021 and June 30th, 2020 and the management discussion and analysis related thereto;

4.
the unaudited condensed interim consolidated financial statements of Columbia Care and Cresco for the three months ended March 31st, 2021 and March 31st, 2020 and the management discussion and analysis related thereto;

5.
the audited consolidated financial statements of Columbia Care and Cresco for the years ended December 31st, 2020 and December 31st, 2019 and the management discussion and analysis related thereto;

6.
certain other public filings of Columbia Care and Cresco available on SEDAR;

7.
certain publicly available information relating to the business, operations, financial condition and trading history of Columbia Care, Cresco and other selected public companies ATB considered relevant;

8.
certain press releases issued by Columbia Care and Cresco;

9.
certain internal financial, operating, corporate and other information prepared or provided by or on behalf of Columbia Care and Cresco relating to the business, operations and financial condition of Columbia Care and Cresco;

10.
certain internal management models, forecasts, projections, estimates and budgets prepared or provided by or on behalf of management of Columbia Care and Cresco;

11.
discussions with management of Columbia Care relating to Columbia Care’s current stand-alone business plan, financial condition, industry outlook and prospects and other issues considered relevant;

12.
discussions with management of Cresco relating to Cresco’s current stand-alone business plan, financial condition, industry outlook and prospects and other issues considered as relevant;

13.
certain other non-public information in respect of Columbia Care and Cresco, including information provided to ATB through the respective data rooms of Columbia Care and Cresco;

14.
various reports published by equity research analysts and industry sources, as available, which ATB considered relevant;

15.
public information with respect to selected precedent transactions ATB considered relevant;

16.
a letter of representation as to certain factual matters and the completeness and accuracy of certain information upon which the ATB Fairness Opinion was based, addressed to ATB and dated March 29, 2022 and provided by senior officers of Columbia Care; and

17.
such other corporate, industry, and financial market information, investigations, analyses and discussions as ATB considered necessary or appropriate in the circumstances.

With the Columbia Care Special Committee’s acknowledgement and agreement as provided for in the ATB Engagement Agreement, ATB relied upon the accuracy, completeness and fair presentation of all financial information, data, advice, opinions, representations and other information obtained by it from public sources, provided to it by or on behalf of Columbia Care and/or Cresco, or otherwise obtained by ATB

(collectively, the “ATB Fairness Opinion Information”) and relied upon the representations of management of Columbia Care to confirm that the terms agreed to between the parties to the Arrangement and the Consideration to be received by Columbia Care Shareholders pursuant to the Arrangement appropriately reflected all material information relating to Columbia Care and Cresco and their respective businesses, operations and assets. ATB assumed that such information, data, advice, opinions and representations were complete, accurate and fairly presented as of the date thereof and did not omit to state any material fact or any fact necessary to be stated to make such information, data, advice, opinions and representations not misleading. ATB was advised, and it assumed, without independent investigation, that forecasts, projections, estimates and budgets provided to ATB and used in its analyses were reasonably prepared on bases reflecting the best currently available assumptions, estimates and good faith judgments of the management of Columbia Care and/or Cresco, having regard to the business, plans, financial condition and prospects of Columbia Care and/or Cresco. ATB expressed no opinion with respect to any such forecasts, projections, estimates or budgets or the assumptions on which they were based nor attempted to verify independently the accuracy, completeness or fair presentation of any of the ATB Fairness Opinion Information.
With respect to the budgets, forecasts, projections or estimates of Columbia Care and/or Cresco provided to ATB and used in its analyses, ATB noted that projected future results are inherently subject to uncertainty. However, ATB assumed that such budgets, forecasts, projections and estimates were prepared using the assumptions identified therein, which ATB had been advised were (or were at the time of preparation and continued to be), in the opinion of Columbia Care and/or Cresco, reasonable in the circumstances.
In preparing the ATB Fairness Opinion, ATB made several assumptions, including that all conditions to the Arrangement can and will be satisfied in due course, all consents, permissions, exemptions or orders of relevant regulatory authorities or third parties will be obtained, without adverse conditions or qualifications, the procedures being followed to implement the Arrangement are valid and effective, the Circular will be distributed to Columbia Care Shareholders in accordance with all applicable Laws, and the disclosure in the Circular will be accurate, in all material respects, and will comply, in all material respects, with the requirements of all applicable Laws. In its analysis in connection with the preparation of the ATB Fairness Opinion, ATB made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters, many of which were beyond the control of ATB, Columbia Care, Cresco, or their respective affiliates. Among other things, ATB assumed the accuracy, completeness and fair presentation of and relied upon, without independent verification, the financial statements forming part of the ATB Fairness Opinion Information.
ATB assumed that the Arrangement will be consummated in accordance with the terms and conditions of the Arrangement Agreement without waiver of, or amendment to, any term or condition that is in any way material to ATB’s analysis. In rendering the ATB Fairness Opinion, ATB expressed no view as to the likelihood that the conditions respecting the Arrangement will be satisfied or waived or that the Arrangement will be implemented within the time frame which may be set out in the Circular or any other public disclosure. ATB also assumed that all of the representations and warranties contained in the Arrangement Agreement were true and correct as of the date thereof.
The ATB Fairness Opinion was provided to the Columbia Care Special Committee (in its capacity as such) for its benefit and use in evaluating the Consideration from a financial point of view. The ATB Fairness Opinion does not constitute a recommendation as to how any securityholder or any other party should vote or act on any matter relating to the Arrangement and was not a recommendation to the Columbia Care Special Committee to enter into the Arrangement Agreement or to proceed with the Arrangement or any other action the Columbia Care Special Committee, any securityholder or any other party should take in connection with the Arrangement or otherwise.
On March 16, 2022, ATB delivered a presentation to Columbia Care with respect to its analysis and opinion. On March 22, 2022, and at the request of the Columbia Care Special Committee, ATB orally presented its analysis and opinion to the Columbia Care Special Committee. The ATB Fairness Opinion was rendered on the basis of securities markets, economic and general business and financial conditions prevailing as of March 15, 2022 and the condition and prospects, financial and otherwise, of Columbia Care and Cresco, as they were reflected in the ATB Fairness Opinion Information provided or otherwise available to ATB. ATB disclaimed any undertaking or obligation to update, revise or reaffirm its opinion, or otherwise comment on or advise any person of any change in any fact or matter affecting its opinion which may come or be brought to the attention of ATB after the date of such opinion, including potential changes in trade, tax or other Laws, regulations and government policies and the enforcement thereof as have been or may be proposed or effected, and the potential effects such changes may have on the Arrangement or the participants in the Arrangement or their respective businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects. Without limiting the foregoing, if ATB learns that any of the ATB Fairness Opinion Information it relied upon in preparing its opinion was inaccurate, incomplete or misleading in any material respect, ATB reserves the right to change or withdraw the ATB Fairness Opinion. In rendering the ATB Fairness Opinion, ATB assumed that the Arrangement is not subject to the valuation requirements under MI 61-101. ATB was not engaged to prepare, and has not prepared, a valuation or appraisal of Columbia Care, Cresco or any of Columbia Care’s or Cresco’s assets or liabilities and its opinion should not be construed as such.
Overview of Financial and Comparative Analyses
In preparing its opinion, ATB performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below is not a complete description of the ATB Fairness Opinion or the analyses underlying, and factors considered in connection with, the ATB Fairness Opinion, which involved various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The preparation of a financial opinion is a complex process and is not necessarily amenable to partial analysis or summary. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. ATB arrived at its ultimate opinion based on the results of all analyses and factors assessed as a whole, and it did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. ATB believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, could create an incomplete or misleading view of the process underlying the ATB Fairness Opinion.
In its analyses, ATB considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of the ATB Fairness Opinion, many of which are beyond the control of Columbia Care and Cresco. No company, business or transaction reviewed was identical or directly comparable to Columbia Care and Cresco or the Arrangement and an evaluation of these analyses was not entirely mathematical; rather, the analyses involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed or the results from any particular analysis.
The estimates contained in ATB’s analyses and the ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the results derived from, ATB’s analyses are inherently subject to substantial uncertainty. For the purposes of ATB’s analysis:
•
“Enterprise Value”, which is also referred to as “EV” in this summary of the ATB Fairness Opinion, was generally calculated as the market value of the relevant company’s fully diluted common equity (calculated on an in-the-money basis using the treasury stock method) based on its closing share price as of March 15, 2022, which was referred to as “equity value”, (i) plus preferred shares, if any, (ii) plus non-controlling interests, if any, (iii) plus debt, and (iv) less cash and cash equivalents (in each of the foregoing case (i) through (iv), as of the relevant company’s most recently reported quarter end, adjusted for subsequent transactions and events up to March 15, 2022, or in the case of Columbia Care and Cresco, and as per financial information provided by Columbia Care and Cresco).

•
“EBITDA” was generally calculated as the relevant company’s earnings before interest, taxes, depreciation and amortization, as adjusted to exclude one-time charges and benefits, stock-based compensation, fair value gains or losses from biological assets and derivative liabilities, and certain other material non-cash and certain other adjustments ATB viewed as not being reflective of the ongoing operations and performance of the relevant company.

ATB noted that, as of the date of the ATB Fairness Opinion, Columbia Care prepared its financial statements in accordance with IFRS. In addition, ATB noted that Cresco prepared (and continues to prepare)

its financial statements in accordance with U.S. GAAP. Furthermore, the Comparable Companies (as defined below) prepare their financial statements in either of the two financial reporting standards. As such, there are accounting differences with each company’s financial statements when under comparison. In particular, there are significant differences in the treatment of leases between the two accounting standards. ATB made certain adjustments to the financial estimates and Enterprise Values of certain companies as applicable to ensure valuation metrics are as comparable as possible.
ATB was not requested to, and it did not, recommend or determine the specific Consideration payable in the Arrangement. The type and amount of consideration payable in the Arrangement were determined through negotiations between Columbia Care and Cresco and the decision to recommend and enter into the Arrangement Agreement was solely that of the Columbia Care Board. The ATB Fairness Opinion was only one of many factors considered by the Columbia Care Board in its evaluation of the Arrangement and should not be viewed as determinative of the views of the Columbia Care Board or the management of Columbia Care with respect to the Arrangement or the Consideration.
The summary of the financial analyses described below under the heading “March 15, 2022 Financial Presentation to the Columbia Care Special Committee” is a summary of the material financial analyses prepared and reviewed with the Columbia Care Special Committee in connection with the ATB Fairness Opinion, dated March 15, 2022. The summary set forth below does not purport to be a complete description of the financial analyses performed by, and underlying the ATB Fairness Opinion, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by ATB. In order to fully understand the financial analyses summarized below, the analyses or the factors considered by it must be considered as a whole as selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, does not constitute a complete description of the financial analyses, including the methodologies and assumptions underlying the financial analyses, and could create a misleading or incomplete view of such financial analyses. ATB does not assume responsibility if future results are different from those described, whether or not any such difference is material. Financial data for Columbia Care and Cresco utilized in the financial analyses described below were based on, among other things, internal management forecasts and estimates prepared or provided by or on behalf of the management of Columbia Care and Cresco.
March 15, 2022 Financial Presentation to the Columbia Care Special Committee
Financial Analyses
The financial presentation provided to the Columbia Care Special Committee in connection with the ATB Fairness Opinion, included the following material financial analyses:
Select Publicly Traded Companies Analyses
ATB performed an analysis of select publicly traded companies, which ATB believed, in its professional judgment and experience, to be relevant for comparison purposes (the “Comparable Companies”). ATB reviewed financial and stock market information of the Comparable Companies based on public filings and other publicly available information available as of March 15, 2022. When utilizing estimated revenue for calendar year 2022 (“CY2022E Revenue”), estimated EBITDA for calendar year 2022 (“CY2022E EBITDA”), estimated revenue for calendar year 2023 (“CY2023E Revenue”) and estimated EBITDA for calendar year 2023 (“CY2023E EBITDA”), except where specifically noted below, ATB used the mean of the consensus estimates available on S&P Capital IQ as of March 15, 2022 (each, an “Average Consensus Estimate” and together, the “Average Consensus Estimates”).
Columbia Care
The Comparable Companies used in the analysis of Columbia Care included select U.S. multi-state operators with enterprise values of between $500 million and $2 billion (the “Columbia Care Comparable Companies”):
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Ascend Wellness Holdings, Inc.

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Ayr Wellness Inc.

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Jushi Holdings Inc.

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TerrAscend Corp.

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4Front Ventures Corp.

As of the date of ATB’s analysis, the Columbia Care Comparable Companies traded between ranges of (i) 1.4x to 3.4x EV to CY2022E Revenue, (ii) 1.0x to 2.3x EV to CY2023E Revenue, (iii) 4.1x to 11.1x EV to CY2022E EBITDA, and (iv) 2.7x to 7.5x EV to CY2023E EBITDA. In light of the foregoing and based on its professional judgement and experience, ATB applied ranges of multiples derived from the Columbia Care Comparable Companies to Columbia Care’s CY2022E Revenue, CY2023E Revenue, CY2022E EBITDA and CY2023E EBITDA forecasts, (a) as projected by Columbia Care management, and (b) based on Columbia Care’s Average Consensus Estimates, to calculate implied equity value ranges for Columbia Care.
In selecting the Columbia Care Comparable Companies and establishing ATB’s ranges of multiples to calculate the implied equity value ranges for Columbia Care, which were informed by the Columbia Care Comparable Companies and determined using ATB’s professional judgement and expertise, ATB considered various factors including, but not limited to, the financial performance, expected growth, timing of cash flows, margin profile, size (from a financial, operational and valuation perspective) and other factors, which ATB considered generally relevant to Columbia Care and the Columbia Care Comparable Companies.
Cresco
The Comparable Companies used in the analysis of Cresco, included select U.S. multi-state operators with enterprise values of greater than $2 billion (the “Cresco Comparable Companies”):
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Curaleaf Holdings, Inc.

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Green Thumb Industries Inc.

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Trulieve Cannabis Corp.

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Verano Holdings Corp.

As of the date of ATB’s analysis, the Cresco Comparable Companies traded between ranges of (i) 2.3x to 3.6x EV to CY2022E Revenue, (ii) 1.9x to 2.8x EV to CY2023E Revenue, (iii) 6.1x to 12.2x EV to CY2022E EBITDA, and (iv) 5.1x to 8.6x EV to CY2023E EBITDA. In light of the foregoing and based on its professional judgement and experience, ATB applied ranges of multiples derived from the Cresco Comparable Companies to Cresco’s CY2022E Revenue, CY2023E Revenue, CY2022E EBITDA and CY2023E EBITDA forecasts, (a) as projected by Cresco management, and (b) based on Cresco’s Average Consensus Estimates, to calculate implied equity value ranges for Cresco.
In selecting the Cresco Comparable Companies and establishing ATB’s ranges of multiples to calculate the implied equity value ranges for Cresco, which were informed by the Cresco Comparable Companies and determined using ATB’s professional judgement and expertise, we considered various factors including, but not limited to, the financial performance, expected growth, timing of cash flows, margin profile, size (from a financial, operational and valuation perspective) and other factors, which ATB considered generally relevant to Cresco and the Cresco Comparable Companies.
Although the Comparable Companies were used for comparison purposes, none of those companies are directly comparable to Columbia Care or Cresco. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgements concerning the differences in historical and projected financial and operating characteristics of the Comparable Companies and other factors that could affect the public trading value of the Comparable Companies or Columbia Care or Cresco to which they were compared.
Precedent Transaction Premiums Paid
ATB reviewed and analyzed the offer premiums paid for select U.S. cannabis operators, which ATB believed were generally relevant in certain respects to Columbia Care, and compared such offer premiums to the offer premiums implied by the Exchange Ratio in connection with the Arrangement based on the closing prices and various volume-weighted average prices of Columbia Care and Cresco on March 15th, 2022 and as of the date of signing of the non-binding letter of intent between Columbia Care and Cresco in connection with the Arrangement.
Precedent Transaction Multiples Paid
ATB reviewed and analyzed the implied enterprise value multiples paid on a one-year forward revenue and EBITDA basis (based on Average Consensus Estimates) for select recent U.S. cannabis precedent M&A transactions (the “Selected Precedent Transactions”), which ATB believed were generally relevant in certain respects to Columbia Care.
ATB noted that the public U.S. cannabis sector had experienced significant market volatility over the last twelve months. As an illustration, the AdvisorShares Pure US Cannabis ETF, a U.S.-listed exchange traded fund with dedicated cannabis exposure focusing exclusively on U.S. operators, declined 62.4% during the twelve-month period ending March 15, 2022.
In ATB’s analysis and review of the Selected Precedent Transactions, ATB took into consideration the changing market conditions experienced by the public U.S. cannabis markets for the relevant time periods as well as considered various factors, including, but not limited to, the financial performance, expected growth, timing of cash flows, margin profile, size (from a financial, operational and valuation perspective) and other factors, which ATB considered generally relevant in its analysis and using its professional judgement and experience, for each Selected Precedent Transaction.
As of the date of ATB’s analysis, the adjusted Selected Precedent Transaction multiples ranged between (i) 0.6x to 2.0x on an EV to one-year forward revenue basis, and (ii) 2.1x to 8.2x on an EV to one-year forward EBITDA basis. In light of the foregoing and based on its professional judgement and experience, ATB applied ranges of multiples derived from the Select Precedent Transactions to Columbia Care’s CY2023E Revenue and CY2023E EBITDA forecasts, (a) as projected by Columbia Care management and (b) based on Columbia Care’s Average Consensus Estimates, to calculate implied equity value ranges for Columbia Care.
Discounted Cash Flow Analysis
ATB performed a discounted cash flow (“DCF”) analyses of both Columbia Care and Cresco using each respective company’s management forecasts to calculate the present value of the estimated future unlevered free cash flows and the present value of the estimated terminal value of each of Columbia Care and Cresco.
Columbia Care
ATB utilized a range of discount rates of 12.0% to 14.0% based on an estimated range of Columbia Care’s weighted average cost of capital (“WACC”) to calculate the present value of the estimated future unlevered free cash flows and the present value of the estimated terminal value, which was derived by applying a range of multiples informed by the estimated EV to CY2022E trading multiples from the Columbia Care Comparable Companies to the projected terminal EBITDA provided by Columbia Care management. Based on the foregoing, ATB derived stand-alone implied equity value ranges and implied per share price ranges for Columbia Care.
Cresco
ATB utilized a range of discount rates of 11.0% to 13.0% based on an estimated range of Cresco’s WACC to calculate the present value of the estimated future unlevered free cash flows and the present value of the estimated terminal value, which was derived by applying a range of multiples informed by the estimated EV to CY2022E trading multiples from the Cresco Comparable Companies to the projected terminal EBITDA provided by Cresco management. Based on the foregoing, ATB derived stand-alone implied equity value ranges and implied per share price ranges for Cresco.
Relative Contribution and Pro Forma Ownership Analysis
ATB reviewed and compared the expected financial contribution of Columbia Care to the pro forma company against Columbia Care’s expected ownership percentage of the pro forma company implied by the Exchange Ratio. In particular, ATB considered the expected contribution of Columbia Care to the pro forma company’s expected CY2022E Revenue, CY2023E Revenue, CY2022E EBITDA and CY2023E EBITDA, as (i) projected by management of Columbia Care and Cresco, and (ii) based on Columbia Care’s and Cresco’s Average Consensus Estimates, as well as from a balance sheet perspective.
Has/Gets Analysis
ATB performed a has/gets analysis to calculate value accretion/dilution on a per share basis to the pre-Arrangement Columbia Care Shareholders (calculated on a fully diluted, in-the-money basis using the treasury stock method) implied by the Arrangement by comparing the range of implied equity values of Columbia Care and Cresco based on ATB’s analysis (as described above) with the implied aggregate value of the pro forma equity in the combined company that is owned by the pre-Arrangement Columbia Care Shareholders. As part of the has/gets analysis, ATB also reviewed and considered the potential value creation from anticipated annual cost synergies (as provided by the management of Columbia Care and Cresco) and from potential improvements to the pro forma company’s cost of capital.
Other Information
ATB also reviewed and considered other factors that were not considered part of its financial analyses in connection with rendering its opinion but were referenced for informational purposes.
Historical Exchange Ratio
ATB reviewed the exchange ratio implied by historical closing trading prices of Columbia Care Common Shares and Cresco Shares during the 52-week period ended March 15, 2022, which reflected low and high exchange ratios during such period of 0.3296 and 0.5396. ATB noted that the Exchange Ratio being offered pursuant to the Arrangement is 0.5579.
Historical Trading Prices
ATB reviewed the historical closing trading prices for Columbia Care Common Shares during the 52-week period ended March 15, 2022, which reflected low and high share prices during such period of CAD$3.14 and CAD$8.50 per share. ATB noted the closing price per Columbia Care Common Share of CAD$3.14 as of March 15, 2022.
ATB reviewed the historical closing trading prices for Cresco Shares during the 52-week period ended March 15, 2022, which reflected low and high share prices during such period of CAD$6.97 and CAD$17.25 per share. ATB noted the closing price per Cresco Share of CAD$7.16 as of March 15, 2022.
Equity Research Price Targets
ATB noted the one-year forward share price targets for Columbia Care Common Shares in recently published investment banking research analyst reports available on S&P Capital IQ, which indicated low and high share price targets ranging from CAD$6.42 to CAD$19.00 per share, compared with the closing price per Columbia Care Common Share of CAD$3.14 as of March 15, 2022.
ATB noted the one-year forward share price targets for Cresco in recently published investment banking research analyst reports available on S&P Capital IQ, which indicated low and high share price targets ranging from CAD$15.00 to CAD$40.00 per share, compared with the closing price per Cresco Share of CAD$7.16 as of March 15, 2022.
Miscellaneous
ATB is a Canadian investment banking firm with operations in a broad range of investment banking activities, including corporate finance, mergers and acquisitions, debt capital markets, equity sales and trading and investment research. ATB and its senior investment banking professionals have participated in a significant number of transactions involving public and private companies and have extensive experience in preparing valuations and fairness opinions.

The ATB Fairness Opinion and its form and content have been approved by a committee of senior investment banking professionals of ATB, each of whom is experienced in merger, acquisition, divestiture, valuation and fairness opinion matters.
As of the date of the ATB Fairness Opinion, neither ATB nor any of its affiliates or associates was an insider, associate or affiliate (as those terms are defined in the Securities Act (Ontario)) of Columbia Care, Cresco, or any of their respective associates or affiliates, each referred to as an “interested party” and collectively referred to as the “interested parties”. Neither ATB nor any of its affiliates or associates is an advisor to any interested party in respect of the Arrangement other than to the Columbia Care Special Committee pursuant to the ATB Engagement Agreement. In the 24-month period preceding the date of the ATB Fairness Opinion, ATB has not been engaged by Columbia Care, Cresco or any of their respective associates or affiliates to provide any financial advisory services nor has it participated in any financings in connection to any interested party other than in respect of (i) the engagement by Columbia Care with respect to rendering the ATB Fairness Opinion with respect to the Arrangement, (ii) Columbia Care’s February 2022 private placement of senior secured notes for gross proceeds of $185 million, for which ATB acted as co-lead agent to Columbia Care, (iii) Columbia Care’s June 2021 private placement of Columbia Care Convertible Notes for gross proceeds of $74.5 million, for which ATB acted as co-lead agent to Columbia Care, (iv) Columbia Care’s January 2021 bought deal Columbia Care Common Share financing for gross proceeds of approximately CAD$149.5 million, for which ATB acted as co-lead underwriter, and (v) Cresco’s January 2021 overnight marketed offering of common shares for gross proceeds of approximately $125 million, for which ATB acted as sole bookrunner and agent, for which services described in clauses (ii) through (iv) above ATB and its affiliates received during the 24-month period preceding the date of the ATB Fairness Opinion aggregate fees of approximately CAD$3.3 million from Columbia Care and for which services described in clause (v) above ATB and its affiliates received during such 24-month period aggregate fees of approximately CAD$0.9 million from Cresco.
Other than as set forth above, there were no understandings, agreements or commitments as of the date of the ATB Fairness Opinion between ATB and any of the interested parties with respect to future financial advisory or investment banking business. ATB may in the future, in the ordinary course of its business, perform financial advisory or investment banking services for the interested parties. In addition, ATB has, and may in the future have, other normal course financial dealings with one or more of the interested parties.
ATB acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have and may in the future have positions in the securities of one or more of the interested parties and, from time to time, may have executed or may execute transactions on behalf of one or more of the interested parties or other clients for which it may have received or may receive compensation. As an investment dealer, ATB conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including matters with respect to the Arrangement, or any of the interested parties.
ATB was formally engaged by the Columbia Care Special Committee pursuant to the ATB Engagement Agreement to render an opinion as to the fairness, from a financial point of view, of the Consideration to be received by Columbia Care Shareholders pursuant to the Arrangement, to Columbia Care Shareholders. The terms of the ATB Engagement Agreement provide that ATB will receive a fixed fee of approximately $0.5 million for the delivery of the ATB Fairness Opinion, no portion of which is contingent upon the completion of the Arrangement or the conclusions reached in its opinion. No other fees are payable to ATB pursuant to the ATB Engagement Agreement. Columbia Care has also agreed to reimburse all reasonable expenses incurred by ATB in connection with its engagement under the ATB Engagement Agreement, whether or not the Arrangement is completed. In addition, Columbia Care has agreed to indemnify ATB, each of its subsidiaries and affiliates, and each of their respective directors, officers, employees, partners, agents, shareholders, each other person, if any, controlling ATB or any of its respective subsidiaries and affiliates, against certain losses, expenses, claims, actions, damages and liabilities arising from the ATB Engagement Agreement (all as further set out therein).
Canaccord Genuity Fairness Opinion
Canaccord Genuity was formally engaged by Columbia Care as its financial advisor through an agreement between Columbia Care and Canaccord Genuity dated as at March 21, 2022 (“Canaccord Genuity

Engagement Agreement”). The Canaccord Genuity Engagement Agreement provides the terms upon which Canaccord Genuity has agreed to act as a financial advisor to Columbia Care in connection with the Arrangement.
Columbia Care selected Canaccord Genuity as its financial advisor in connection with the Arrangement, in part, because Canaccord Genuity is an internationally recognized investment banking firm that has substantial M&A experience in the cannabis industry, including transactions similar to the Arrangement, as well as their familiarity with Columbia Care. Canaccord Genuity provides a full range of corporate finance, merger and acquisition, financial restructuring, sales and trading, and equity research services.
On March 22, 2022, Canaccord Genuity verbally delivered its opinion to the Columbia Care Board, which was subsequently confirmed in writing, that, as at the date of such opinion and based upon and subject to the assumptions, qualifications, explanations and limitations set forth therein, and such other matters as Canaccord Genuity considered relevant, the Consideration to be received by Columbia Care Shareholders pursuant to the Arrangement is fair, from a financial point of view, to Columbia Care Shareholders. Canaccord Genuity’s opinion was one of many factors considered by the Columbia Care Board in its evaluation of the Arrangement and should not be viewed as determinative of the views of the Columbia Care Board in its evaluation with respect to the Arrangement or the consideration to be received by Columbia Care Shareholders pursuant to the Arrangement. The full text of the Canaccord Genuity Fairness Opinion, is attached to this Circular as Appendix H and is incorporated into this Circular by reference. The summary of the Canaccord Genuity Fairness Opinion set forth in this Circular is qualified in its entirety by reference to the full text of such opinion. Columbia Care Shareholders are encouraged to read the Canaccord Genuity Fairness Opinion carefully and in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Canaccord Genuity in connection with its opinion. Canaccord Genuity’s opinion was addressed to the Columbia Care Board and only addresses the fairness to Columbia Care Shareholders, from a financial point of view, of the Consideration to be received by Columbia Care Shareholders pursuant to the Arrangement, and did not address any other aspect or potential implication of the Arrangement or the Arrangement Agreement. The Canaccord Genuity Fairness Opinion was furnished solely for the use of the Columbia Care Board in connection with, and for the purpose of, its consideration of the Arrangement and is not intended to be relied upon by any other person (including, without limitation, Columbia Care Shareholders, securityholders, creditors or other stakeholders of Columbia Care) or used for any other purpose. The Canaccord Genuity Fairness Opinion does not constitute a recommendation as to how the Columbia Care Board (or any director), management, Columbia Care Shareholder or any securityholder should vote or otherwise act with respect to any matters relating to the Arrangement (including whether the Columbia Care Shareholders should vote for the Arrangement or any related transaction) and does not address the relative merits of the Arrangement as compared to other transactions or business strategies that might be available to Columbia Care. Furthermore, the Canaccord Genuity Fairness Opinion is not, and should not be construed as, a formal valuation or appraisal of Columbia Care or Cresco Labs or any of their respective assets or securities, or advice as to the price at which any securities of Columbia Care or Cresco may trade at any future date, whether before or after implementation of the Arrangement or before or after completion of the Arrangement.
As provided for in the Canaccord Genuity Engagement Agreement, Canaccord Genuity has relied upon and assumed, without attempting to independently verify, the completeness, accuracy and fair presentation of all of the financial and other information, data, documents, advice, opinions or representations, whether in written, electronic, graphic, oral or any other form or medium, including as it relates to Columbia Care and Cresco, obtained by it from public sources, or provided to it by Columbia Care and Cresco and their respective associates, affiliates, agents, consultants and advisors, including, among other things: (i) financial projections provided by Columbia Care’s and Cresco’s respective management teams; (ii) selected public market trading statistics and other public / non-public relevant financial information in respect of both Columbia Care and Cresco, as well as other comparable public entities considered by Canaccord Genuity to be relevant; and (iii) certain other internal financial, operational and corporate information prepared or provided by Columbia Care’s and Cresco’s respective management teams. With respect to the financial projections provided to Canaccord Genuity used in the analysis supporting the Canaccord Genuity Fairness Opinion, Canaccord Genuity assumed that they were reasonably prepared on bases reflecting, at the time, the best available estimates and judgements of the management of each of Columbia Care and Cresco, as applicable, as to the matters covered thereby and which, in the opinion of Columbia Care and Cresco, as applicable, are (and were at the time of preparation and continue to be) reasonable in the circumstances. By rendering the Canaccord Genuity Fairness Opinion, Canaccord Genuity expresses no view as to the reasonableness of such forecasts, projections, estimates or the assumptions on which they are based.
In preparing the Canaccord Genuity Fairness Opinion, Canaccord Genuity made several other assumptions, including that all of the conditions required to implement the Arrangement will be met, that all of the representations and warranties contained in the Arrangement Agreement are true and correct as of the date of the Canaccord Genuity Fairness Opinion, that the Arrangement will be completed substantially in accordance with its terms and all applicable laws, and that this Circular will disclose all material facts relating to the Arrangement and will satisfy all applicable legal requirements.
In support of the Canaccord Genuity Fairness Opinion, Canaccord Genuity performed certain financial analyses on each of Columbia Care and Cresco based upon the methodologies and assumptions that Canaccord Genuity considered appropriate in the circumstances for the purposes of arriving at its opinion. The summary below does not purport to be a complete description of the factors considered or financial analyses performed by Canaccord Genuity, nor does the order of analyses described represent relative importance or weight given to those analyses by Canaccord Genuity. In performing its analyses, Canaccord Genuity made numerous assumptions, including with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Canaccord Genuity, Columbia Care and Cresco. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In the context of the Canaccord Genuity Fairness Opinion, Canaccord Genuity considered the following principal methodologies:
(a)
Contribution Analysis.   In order to determine an implied Columbia Care ownership percentage in the pro forma entity, Canaccord Genuity compared Columbia Care’s and Cresco’s relative contribution, after adjusting for their respective capital structures, of (A) EBITDA, which was calculated as revenue, and earnings before interest, taxes, depreciation and amortization, for the calendar years 2021, 2022, and 2023, in each case subject to availability of information, and (B) certain other market capitalization parameters. With respect to (A) above, for each of Columbia Care and Cresco, Canaccord Genuity used both forecast estimates as provided by the respective management teams, as well as research analysts estimates. In addition, where applicable to both management estimates and research analyst estimates, Canaccord Genuity considered the impact of potential synergies, as well as differences due to accounting practices related to IFRS and U.S. GAAP. Canaccord Genuity understands that (i) up to and including the quarter-ended September 30, 2021, Columbia Care prepared its financial statements in accordance with IFRS, and (ii) beginning with the quarter-ended December 31, 2021, Columbia Care prepared its financial statements in accordance with U.S. GAAP. With respect to (B) above, for each of Columbia Care and Cresco, Canaccord Genuity used trading market capitalization with various price inputs, including certain volume-weighted average trading prices and research analysts estimates for target prices. The contribution analysis implied a pro forma ownership range between approximately 27.4% and 39.5% for Columbia Care. Canaccord Genuity then compared the above range to the Columbia Care ownership percentage in the pro forma entity as implied by the consideration.

(b)
Comparable Companies Trading Analysis.   Canaccord Genuity performed an analysis on selected publicly listed U.S. cannabis companies that Canaccord Genuity believed to be generally comparable to each of Columbia Care and Cresco. In performing this analysis, Canaccord Genuity analyzed certain publicly available financial information, including, without limitation, estimated financial information for the selected public companies based on research analysts estimates. When utilizing this approach, Canaccord Genuity considered “Enterprise Value”, which was calculated as fully-diluted equity value plus debt, less cash and cash equivalents, and if applicable, adjusted for any minority interests, compared to calendar years 2021 (estimated or actual, to the extent information was available), 2022 (estimated), and 2023 (estimated) (A) revenue, and (B) EBITDA, to be the primary financial metrics, in each case subject to availability of information. Excluding select outliers, the Enterprise Value to calendar years 2021 (estimated or actual, to the extent information was available), 2022 (estimated), and 2023 (estimated) revenue multiple range for the primary set of comparable companies reviewed by Canaccord Genuity ranged from approximately 2.4x – 4.1x, 1.9x – 2.8x, and 1.3x – 2.4x, respectively. Excluding select outliers, the Enterprise Value to calendar years 2021 (estimated or actual, to the extent information was available), 2022 (estimated), and 2023 (estimated) EBITDA multiple range for the primary set of comparable companies reviewed by Canaccord Genuity ranged from approximately 9.2x – 26.0x, 6.6x – 14.3x, and 4.2x – 8.0x, respectively. Canaccord Genuity then compared the above ranges to the Enterprise Value multiples as implied at the time by (a) the consideration, in the case of Columbia Care and (b) valuation parameters, in the case of Cresco, and in each case in respect of calendar years 2021, 2022, and 2023 revenue and EBITDA forecasts, respectively, and (i) as provided by Columbia Care’s and Cresco’s respective management teams and (ii) based on respective research analysts estimates, and in each case subject to availability of information.
(c)
Precedent Transactions Analysis.   Precedent transactions analysis involves the comparison of Enterprise Value multiples as implied by the consideration, to those paid in acquisition transactions involving public and private companies which Canaccord Genuity considered relevant to each of Columbia Care and Cresco, in each case where information is publicly available. Given that each of the precedent transactions identified by Canaccord Genuity were: (i) unique in terms of size, geographic footprint (state-by-state), relative equity cycle in the cannabis market and the broader economic cycle, respective market position, regulatory framework and environment (including medical and/or adult-use), business mix and risks, opportunities for growth, profitability and margin profile; and (ii) reflective of the strategic rationale of each of the acquirer and target, respectively, as well as their respective views on potential synergies, Canaccord Genuity did not rely exclusively on precedent transactions analysis.

(d)
Discounted Cash Flow Analysis.   The DCF approach is used to determine the value of a company by utilizing a net present value calculation on a company’s future cash flows. It requires that certain assumptions be made regarding, among other things, future annual net discretionary (or “free”) cash flows for each year of the cash flow projection period, as well as appropriate discount rates and terminal values. When a company is expected to operate beyond the specified cash flow projection period, these subsequent projected results are accounted for by deriving a terminal value, which is calculated by capitalizing the end of the cash flow period utilizing certain terminal cash flow methodologies, and then discounting such terminal value at an appropriate discount rate to calculate its net present value. There is a possibility that some or all of the assumptions will prove to be inaccurate. Given that (i) the financial projections provided by each of Columbia Care’s and Cresco’s respective management teams was only for the fiscal year ending December 31, 2022, (ii) uncertainty regarding the potential impact of the Exchange Ratio adjustment in respect of gLeaf, (iii) uncertainty regarding the amount and nature of pro forma leverage, (iv) the industry in which Columbia Care and Cresco operate, and (v) the high degree of regulatory uncertainty, including with respect to state-by-state and federal regulations, Canaccord Genuity determined that there was a limited ability to predict long-term free cash flows with accuracy and, as a result, did not perform a DCF analysis on either of Columbia Care or Cresco.

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create a misleading view of the processes underlying the Canaccord Genuity Fairness Opinion. In arriving at its fairness determination, Canaccord Genuity considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Canaccord Genuity made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses, taken as a whole.
Canaccord Genuity prepared its analyses for purposes of providing its opinion to the Columbia Care Board, which opinion only addresses the fairness to Columbia Care Shareholders, from a financial point of view, of the Consideration to be received by Columbia Care Shareholders pursuant to the Arrangement. These analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities may actually be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than as outlined by Canaccord Genuity’s analyses. Given that its analyses is inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Canaccord Genuity, Columbia Care or Cresco or any other person assumes any responsibility if future results are materially different from those forecasted or outlined herein.

The Canaccord Genuity Fairness Opinion was given as at March 22, 2022 and it should be understood that (i) subsequent developments may affect the conclusions expressed in the Canaccord Genuity Fairness Opinion if such opinion were to be rendered as of a later date, and (ii) Canaccord Genuity disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the opinion which may come, or be brought, to the attention of Canaccord Genuity after the date of such opinion. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Canaccord Genuity Fairness Opinion after the date of such opinion, including, without limitation, the terms and conditions of the Arrangement, or if Canaccord Genuity learns that the information relied upon in rendering the opinion was inaccurate, incomplete or misleading in any material respect, Canaccord Genuity reserves the right to change, modify or withdraw the opinion. Canaccord Genuity are not legal, tax or accounting experts, had not been engaged to review any legal, tax or accounting aspects of the Arrangement and express no opinion concerning any legal, tax or accounting matters concerning the Arrangement. Without limiting the generality of the foregoing, Canaccord Genuity has not reviewed and did not opine upon the tax treatment under the Arrangement.
The Canaccord Genuity Fairness Opinion represents the views and opinions of Canaccord Genuity, and the form and content of the opinion have been approved for release by a committee of Canaccord Genuity’s managing directors, each of whom is experienced in merger, acquisition, divestiture, fairness opinion, and capital markets matters.
Canaccord Genuity is not an insider, associate, or affiliate (as such terms are defined in the Securities Act (Ontario)) of Columbia Care or Cresco. Canaccord Genuity has not been engaged to provide any financial advisory services, have not acted as lead or co-lead manager on any offering of securities of Columbia Care, Cresco or their respective affiliates during the 24 months preceding the date on which Canaccord Genuity was first contacted by Columbia Care in respect of the Arrangement, other than services provided under the Canaccord Genuity Engagement Agreement or as otherwise described herein. Canaccord Genuity acted as financial advisor to Columbia Care in connection with a merger involving wholly-owned subsidiaries of Columbia Care and gLeaf pursuant to the gLeaf Agreement. In addition, Canaccord Genuity acted as (a) agent for Columbia Care’s private placement of debenture units which closed on May 14, 2020, (b) agent for Columbia Care’s add-on debt issuance via a private placement of units which closed on October 29, 2020, (c) sole bookrunner and co-lead underwriter for Columbia Care’s bought deal public offering of Columbia Care Common Shares which closed on January 13, 2021, (d) sole underwriter for Columbia Care’s bought deal private placement of Columbia Care Common Shares which closed on February 25, 2021, (e) sole bookrunner and co-lead agent for Columbia Care’s private placement of Columbia Care Convertible Notes which closed on June 29, 2021, and (f) lead bookrunner and sole lead agent for Columbia Care’s private placement of Columbia Care First-Lien Notes which closed on February 3, 2022. Canaccord Genuity was also appointed to coordinate and facilitate purchases under Columbia Care’s share repurchase program commencing on July 23, 2019 and running through July 17, 2020. Aggregate fees received by Canaccord Genuity from Columbia Care in relation to these engagements totalled approximately $8.2 million (which excludes any fees in relation to the Arrangement). In addition, Canaccord Genuity entered into equity distribution agreements with Cresco on (A) December 3, 2019, pursuant to which Cresco Labs could, from time to time, sell up to CAD$55 million Cresco Shares, and (B) April 26, 2021, pursuant to which Cresco could, from time to time, sell up to $100 million Cresco Shares.
In addition, Columbia Care was incorporated on August 13, 2018 under the name Canaccord Genuity Growth Corp. (“CGGC”) as a special purpose acquisition corporation for the purpose of effecting a “qualifying transaction” in accordance with the rules of the NEO. The sponsor of CGGC was CG Investments Inc., a wholly-owned subsidiary of Canaccord Genuity Group Inc. and an affiliate of Canaccord Genuity.
In addition, Canaccord Genuity and its affiliates act as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have had and may in the future have long or short positions in the securities of Columbia Care, Cresco or any of their respective associates or affiliates and, from time to time, may have executed or may execute transactions on behalf of such companies or clients for which it receives or may receive commission(s). As an investment dealer, Canaccord Genuity and its affiliates conduct research on securities and may, in the ordinary course of their business, provide research reports and investment advice to their clients on investment matters, including with respect to Columbia Care, Cresco and the Arrangement. In addition, Canaccord Genuity and its affiliates may, in the ordinary course of their business, provide other financial services to Columbia Care, Cresco or any of their respective associates or affiliates, including financial advisory, investment banking and capital market activities such as raising debt or equity capital. In addition, Canaccord Genuity and certain employees of Canaccord Genuity currently own or may have owned securities of either or both of Columbia Care and Cresco.
Except as otherwise described in this summary, Columbia Care and the Columbia Care Board imposed no other instructions or limitations on Canaccord Genuity with respect to the investigations made or procedures followed by Canaccord Genuity in rendering the Canaccord Genuity Fairness Opinion. The consideration was determined through arms-length negotiations between Columbia Care, on the one hand, and Cresco, on the other, and was approved by each of the Columbia Care Board and the Cresco Board. Canaccord Genuity did not recommend any specific consideration to Columbia Care or the Columbia Care Board, or that any specific amount or type of consideration constituted the only appropriate consideration for the Arrangement.
Canaccord Genuity acted as the financial advisor to Columbia Care in connection with the Arrangement and will receive a transaction fee for its services equal to $7.0 million, and which is contingent upon the consummation of the Arrangement or any alternative transaction. Canaccord Genuity also received a fee of $500,000, which fee became payable upon the delivery of the Canaccord Genuity Fairness Opinion, no part of which is contingent upon the opinion being favorable or upon the successful consummation of the Arrangement or any alternative transaction. In addition, Columbia Care has agreed to reimburse Canaccord Genuity for its reasonable out-of-pocket expenses and to indemnify Canaccord Genuity in respect of certain expenses, losses, claims, including shareholder actions, derivative or otherwise, actions, costs, damages and liabilities, that might arise in connection with its engagement under the Canaccord Genuity Engagement Agreement (all as further set out therein).
Recommendation of the Columbia Care Special Committee
After consultation with management of Columbia Care and after careful consideration and having considered, among other things, the ATB Fairness Opinion and the Canaccord Genuity Fairness Opinion, the Columbia Care Special Committee unanimously recommended that the Columbia Care Board approve the Arrangement and the Arrangement Agreement, authorize the submission of the Arrangement to Columbia Care Shareholders for their approval at the Meeting and recommend to Columbia Care Shareholders that they vote FOR the Arrangement Resolution.
Recommendation of the Columbia Care Board
After careful consideration and having considered, among other things, the ATB Fairness Opinion, the Canaccord Genuity Fairness Opinion and the recommendation of the Columbia Care Special Committee, the Columbia Care Board has unanimously determined that the Arrangement is, and continues to be, in the best interests of the Company and that the Arrangement is fair to Columbia Care Shareholders, and has authorized the submission of the Arrangement to Columbia Care Shareholders for their approval at the Meeting. The Columbia Care Board has unanimously determined to recommend to Columbia Care Shareholders that they vote FOR the Arrangement Resolution.
Reasons for the Arrangement
In evaluating the Arrangement and the Arrangement Agreement, and in making their recommendations, the Columbia Care Board and the Columbia Care Special Committee gave careful consideration to the current and expected future financial position of the Company and all terms of the Arrangement Agreement and the Plan of Arrangement. The Columbia Care Board and the Columbia Care Special Committee considered a number of factors including, among others, the following:
(a)
Meaningful Participation by Shareholders in the Future Growth of the Combined Company.   Under the Arrangement, Columbia Care Shareholders will receive, in consideration for their Columbia Care Shares, Cresco Shares. As a result, Columbia Care Shareholders will have an opportunity to own approximately 35% of the enlarged Cresco on a pro forma basis. The combination of Columbia Care with Cresco is an opportunity to own shares in a larger licensed cannabis operator with

(i) superior market access based on establishments in the largest and fastest-growing markets across the United States, (ii) market and category share leadership based on the strongest brands in cannabis and leading retail productivity, and (iii) balanced economics, through an industry-proven channel mix, diversified state exposure and stronger financials.
(b)
No Other Expression of Interest.   Since first announcing a potential business combination transaction with Cresco on March 23, 2022, Columbia Care has not received any inquiries or proposals that are, or could reasonably be expected to lead to, an Acquisition Proposal.

(c)
Key Shareholder Support.   The Supporting Columbia Care Shareholders, who collectively as of the Record Date, beneficially own, or exercise control or direction over, directly or indirectly, approximately 17.84% of the voting rights attached to the Columbia Care Shares, have entered into the Voting Support Agreements under which they have agreed to vote FOR the Arrangement Resolution.

(d)
Receipt of the Canaccord Genuity Fairness Opinion and the ATB Fairness Opinion.   The Columbia Care Board and the Columbia Care Special Committee have received the Canaccord Genuity Fairness Opinion and the ATB Fairness Opinion, respectively, stating that, as of the date of such opinions and based upon and subject to the assumptions made, limitations considered and qualifications set forth therein, the Consideration to be received under the Arrangement by Columbia Care Shareholders is fair, from a financial point of view, to Columbia Care Shareholders.

(e)
Strong Management Ability and Skills.   Cresco has an experienced management team with a proven track record of generating shareholder value in the context of the evolving cannabis regulatory regimes in the United States and elsewhere, as well as substantial knowledge of all stages of cannabis production and sales.

(f)
Shareholder Approval.   The Required Shareholder Approval is protective of the rights of Columbia Care Shareholders. To be effective, the Arrangement Resolution must receive the Required Shareholder Approval.

(g)
Court Process.   The Arrangement will be subject to a judicial determination of the Court that the Arrangement is fair and reasonable, both procedurally and substantively, to Columbia Care Shareholders.

(h)
Dissent Rights.   Registered Columbia Care Shareholders as at the Record Date who do not vote in favour of the Arrangement will have the right to require a judicial appraisal of their Columbia Care Shares and obtain “fair value” pursuant to the proper exercise of the Dissent Rights.

(i)
Evaluation and Analysis.   The Columbia Care Special Committee was formed in October 2021 to review, consider and evaluate a strategic opportunity which arose from an unsolicited proposal from a third party, as well as any other strategic alternatives that might be available to the Company. The Columbia Care Special Committee considered and evaluated an unsolicited third party proposal in the fall of 2021 and a subsequent unsolicited third party proposal late in 2021. As a result, the Columbia Care Special Committee and the Columbia Care Board have for an extended period of time been involved in reviewing strategic alternatives that could enhance shareholder value. With respect to the Arrangement, the Columbia Care Board has given lengthy consideration to the business, operations, assets, financial condition, operating results and prospects for the combined company as well as current industry, economic and market conditions and related risks. The Columbia Care Board considered the current and anticipated future opportunities and risks associated with the business, operations, assets, financial performance and condition of Columbia Care, both in giving effect to the Arrangement and in considering Columbia Care continuing as a stand-alone company.

(j)
Terms of the Arrangement Agreement.   The Arrangement Agreement is the result of an arm’s length negotiation process (which negotiations included an increase in the Exchange Ratio) and includes terms and conditions that the Columbia Care Board, with advice from its advisors and the Columbia Care Special Committee, determined to be reasonable in the circumstances including the right to change the Columbia Care Board Recommendation if Columbia Care receives a Superior Proposal.

Though the Company is limited in its ability to solicit additional interest from third parties, by virtue of the right to change the Columbia Care Board Recommendation, the Columbia Care Board is able to advise Columbia Care Shareholders of any Superior Proposal so that they may make an informed decision with respect to approving the Arrangement Resolution.
The Columbia Care Board and the Columbia Care Special Committee also considered a number of potential risks and potential negative factors relating to the Arrangement, including the following:
(a)
Regulatory Risk.   To complete the Arrangement, each of Cresco and Columbia Care must make certain filings with and obtain certain consents and approvals from various governmental and regulatory authorities. The Regulatory Approvals have not been obtained yet. The regulatory approval processes may take a lengthy period of time to complete, which could delay completion of the Arrangement. If obtained, the Regulatory Approvals may be conditioned, with the conditions imposed by the applicable Governmental Entity not being acceptable to either Cresco or Columbia Care, or, if acceptable, not being on terms that are favorable to the combined company. There can be no assurance as to the outcome of the regulatory approval processes, including the undertakings and conditions that may be required for approval or whether the Regulatory Approvals will be obtained. If not obtained, or if obtained on terms that are not satisfactory to either Cresco or Columbia Care, the Arrangement may not be completed.

(b)
Completion Risk.   The risks to the Company if the Arrangement is not completed, including that: (i) the market price of the Columbia Care Shares may decline, to the extent that the market price reflects an assumption that the Arrangement will be completed; (ii) the Company will have incurred significant costs in pursuing the Arrangement; (iii) management of the Company will have their attention diverted from the Company’s business in the Ordinary Course; (iv) under certain circumstances, there could be negative and irreparable impacts on the Company’s business relationships (including with current and prospective employees, customers, suppliers, partners and regulators, among others); and (v) if the Arrangement Agreement is terminated under certain circumstances, the Company must pay the Termination Fee to Cresco, as described under the heading “The Arrangement Agreement — Termination Fee”.

(c)
Non-Solicitation Covenants.   There are limitations contained in the Arrangement Agreement on the Company’s ability to solicit additional interest from third parties.

(d)
Anticipated Benefits May Not Occur.   The combined company may fail to realize growth opportunities and synergies currently anticipated due to, among other things, challenges associated with integrating the operations and personnel of the Company and Cresco and the ability of the combined company to attract capital.

(e)
Exchange Ratio.   The Consideration is at a fixed exchange ratio per Columbia Care Share and, as a result, there is a possibility that the Cresco Shares to be issued on the Effective Time will have a market value different than at the time of the entering into of the Arrangement Agreement.

(f)
Downward Adjustment.   The fixed exchange ratio per Columbia Care Share is subject to certain downward adjustments in prescribed circumstances that may result in Columbia Care Shareholders receiving fewer Cresco Shares than expected. See “The Arrangement — Downward Adjustment.”

(g)
Termination Rights.   Cresco has the right to terminate the Arrangement Agreement under certain limited circumstances.

(h)
Ability to Respond to a Superior Proposal.   While the Company has reserved the right to respond to a Superior Proposal provided certain conditions are met, (i) Cresco has the right to match any such Superior Proposal and (ii) if Cresco fails to match such Superior Proposal and Columbia Care proceeds to terminate the Arrangement Agreement, it will be required to pay a Termination Fee in the amount of $65 million to Cresco. These circumstances may discourage other parties from attempting to acquire the Columbia Care Shares, even if those parties would otherwise be willing to offer greater value than offered under the Arrangement.

(i)
Restrictions on the Company’s Business.   The Arrangement Agreement imposes certain restrictions on the conduct of the Company’s business during the period between the execution of the

Arrangement Agreement and the consummation of the Arrangement, which may have a negative impact on the Company’s performance and may adversely affect the ability of the Company to execute certain business strategies. These restrictions may prevent the Company from pursuing attractive business opportunities that may arise prior to the completion of the Arrangement. As the Arrangement is dependent upon the satisfaction of certain conditions, its completion is subject to uncertainty and the Company’s customers and suppliers may delay or defer decisions concerning the Company, which could have a negative impact on the Company’s business and operations, regardless of whether the Arrangement is ultimately completed.
The reasons of the Columbia Care Board and the Columbia Care Special Committee for recommending the Arrangement include certain assumptions relating to forward-looking information, and such information and assumptions are subject to various risks. See “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors Relating to the Arrangement” in this Circular.
The Columbia Care Board and the Columbia Care Special Committee evaluated all the factors summarized above in light of their knowledge of the business and operations of the Company, based on the advice of financial and legal advisors to the Columbia Care Board and the Columbia Care Special Committee and in the exercise of their business judgment. However, the foregoing summary of the information and factors considered by the Columbia Care Board and the Columbia Care Special Committee is not intended to be exhaustive. In view of the variety of factors and the amount of information considered in connection with its evaluation of the Arrangement, the Columbia Care Board and the Columbia Care Special Committee did not find it practicable to, and did not, quantify, rank or otherwise attempt to assign relative weights to the foregoing factors considered in their determinations. In addition, in considering the factors described above, individual members of the Columbia Care Board and the Columbia Care Special Committee may have given different weights to various factors and may have applied a different analysis to each of the material factors considered by the Columbia Care Board and the Columbia Care Special Committee.
Arrangement Mechanics
The following description is qualified in its entirety by reference to the full text of the Plan of Arrangement, a copy of which is attached to this Circular as Appendix C. Commencing at the Effective Time and pursuant to the Plan of Arrangement, the following transactions, among others, will occur and will be deemed to occur sequentially in the following order:
(a)
each Columbia Care Share outstanding immediately prior to the Effective Time held by a Dissenting Holder in respect of which Dissent Rights have been validly exercised will be deemed to have been transferred (free and clear of all Liens) without any further act or formality by or on behalf of any Dissenting Holder, to the Company for cancellation, in consideration for a debt claim against the Company for the amount determined in accordance with the Plan of Arrangement;

(b)
each Columbia Care PV Share outstanding immediately prior to the Effective Time (other than a Columbia Care PV Share held by a Dissenting Holder in respect of which Dissent Rights have been validly exercised) will, without any further action by or on behalf of such Columbia Care PV Shareholder, be deemed to be converted by the holder thereof for 100 Columbia Care Common Shares per Columbia Care PV Share in accordance with the terms of the Columbia Care PV Shares;

(c)
each Columbia Care Common Share outstanding immediately following the preceding step, including, for greater certainty, the Columbia Care Common Shares issued upon conversion of the Columbia Care PV Shares pursuant to the step above (other than a Columbia Care Common Share held by a Dissenting Holder in respect of which Dissent Rights have been validly exercised and Columbia Care Common Shares held by any Electing Columbia Care Shareholder) will, without any further action by or on behalf of such Columbia Care Shareholder, be deemed to be assigned and transferred by the holder thereof to AcquisitionCo solely in exchange for the issuance by Cresco to the holder thereof of the Consideration;

(d)
concurrently with the preceding step, AcquisitionCo will issue to Cresco as consideration for the Cresco Shares issued to Columbia Care Shareholders pursuant to such step an equal number of AcquisitionCo Shares;

(e)
concurrently with the transfer in step (c) above, each Columbia Care Common Share outstanding immediately prior to the Effective Time and each Columbia Care Common Share acquired by a Columbia Care Shareholder pursuant to step (b) above that is, in each case, held by an Electing Columbia Care Shareholder, will, without any further action by or on behalf of such Electing Columbia Care Shareholder, be deemed to be assigned and transferred by the holder thereof to Cresco solely in exchange for the issuance by Cresco to the holder thereof of the Consideration;

(f)
each Columbia Care Common Share held by Cresco immediately following the preceding step will be, and will be deemed to be, transferred to and acquired by AcquisitionCo in consideration for such number of AcquisitionCo Shares equal to the number of Cresco Shares issued in exchange for the Columbia Care Common Shares;

(g)
each Columbia Care Option outstanding at the Effective Time (whether vested or unvested) will cease to represent an option or other right to acquire Columbia Care Common Shares and will be exchanged for a Replacement Option to acquire such number of Cresco Shares as is equal to: (A) that number of Columbia Care Common Shares that were issuable upon exercise of such Columbia Care Option immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, rounded down to the nearest whole number of Cresco Shares, at an exercise price per Cresco Share equal to the quotient determined by dividing: (X) the exercise price per Columbia Care Common Share at which such Columbia Care Option was exercisable immediately prior to the Effective Time, by (Y) the Exchange Ratio rounded up to the nearest whole cent. All terms and conditions of a Replacement Option, including the term to expiry, vesting, conditions to and manner of exercising, will be the same as the Columbia Care Option for which it was exchanged, and any certificate or option agreement previously evidencing the Columbia Care Option will thereafter evidence and be deemed to evidence such Replacement Option;

(h)
each Columbia Care RSU held by Columbia Care RSU Holders will be exchanged for a Replacement RSU and upon vesting thereof on or after the Effective Time, each such former Columbia Care RSU Holder will accept the Consideration in lieu of each Columbia Care Common Share to which such holder was theretofore entitled upon such vesting, and all other terms and conditions of any Replacement RSU, including term to expiry, vesting and conditions to vesting, will be the same as the Columbia Care RSU so exchanged (as may have been amended from time to time);

(i)
each Columbia Care PSU held by Columbia Care PSU Holders will be exchanged for a Replacement PSU and upon vesting thereof on or after the Effective Time, each such former Columbia Care PSU Holder will accept the Consideration in lieu of each Columbia Care Common Share to which such holder was theretofore entitled upon such vesting, and all other terms and conditions of any Replacement PSU, including term to expiry, vesting and conditions to vesting, will be the same as the Columbia Care PSU so exchanged (as may have been amended from time to time);

(j)
Columbia Care will reduce its capital and paid-up capital to CAD$1, without any payment to its shareholders;

(k)
the Company and AcquisitionCo will amalgamate to continue as one corporate entity (as so amalgamated, “Amalco”) with the same effect as if they had amalgamated under Section 276 of the BCBCA;

(l)
each CCLLC Membership Interest held by Amalco will be, and will be deemed to be, transferred to and acquired by HoldingCo in consideration for the HoldingCo Consideration;

(m)
Cresco and Amalco will adopt a plan of complete liquidation of Amalco under Division 3 of Part 10 of the BCBCA and pursuant to subsection 319(1) of the BCBCA, Amalco will commence to wind-up and dissolve in accordance with subsection 88(1) of the Tax Act, and pursuant thereto, will transfer beneficial ownership in all of its property to Cresco as its sole shareholder and Cresco will assume all obligations of Amalco; and

(n)
each HoldingCo Membership Interest held by Cresco will be, and will be deemed to be, transferred to and acquired by CUSCo in consideration for a CUSCo Share.

The foregoing share entitlement may be subject to downward adjustment in the event that Columbia Care is required to issue shares in satisfaction of an earn-out payment for a prior acquisition, with the potential adjustment in proportion to the additional dilution from such potential issuance relative to Columbia Care’s current fully diluted in-the-money outstanding shares.
Downward Adjustment
The Consideration is subject to downward adjustment in connection with potential issuances of Columbia Care Shares pursuant to the terms of the Agreement and Plan of Merger dated December 21, 2020 (as amended, the “gLeaf Agreement”) between, among others, Columbia Care, Columbia Care LLC and Green Leaf Medical, LLC (“gLeaf”), in satisfaction of certain earn-out payments that Columbia Care will be required to pay in the event that gLeaf successfully meets or exceeds certain Adjusted EBITDA targets as set forth in the gLeaf Agreement.
If Columbia Care Shares are issued under the gLeaf Agreement, the Exchange Ratio would be adjusted by multiplying such ratio by a fraction, (the “Exchange Ratio Adjustment Factor”), the numerator of which is 418,821,453 and the denominator of which is equal to the sum of:
(a)
418,821,453; and

(b)
the number of Columbia Care Shares (if any) that Columbia Care becomes obligated to issue under the provisions of the gLeaf Agreement in respect of the period from July 1, 2021 through June 30, 2022, up to a maximum number of Columbia Care Shares having a value of $58 million (calculated using the volume-weighted average price of the Columbia Care Shares for the 10 days prior to the release of Columbia Care’s interim financial statements for the period ended June 30, 2022 or the dissemination of the press release in respect thereof);

Required Shareholder Approval
Pursuant to the Interim Order, to be effective, the Arrangement Resolution must receive the Required Shareholder Approval. The Arrangement Resolution must receive such Required Shareholder Approval in order for the Company to seek the Final Order and implement the Arrangement on the Effective Date in accordance with the Final Order. See “Securities Law Matters — Canadian Securities Laws — Application of Multilateral Instrument 61-101”.
Voting Support Agreements
The Supporting Columbia Care Shareholders entered into the Voting Support Agreements with Cresco pursuant to which, among other things, and subject to certain terms, conditions and exceptions, the Supporting Columbia Care Shareholders agreed to vote the Columbia Care Shares legally or beneficially owned by them, or over which they exercise control or direction, as applicable (the “Subject Securities”) (to the extent such securities carry the right to vote) FOR the Arrangement Resolution.
The Supporting Columbia Care Shareholders, collectively as of the Record Date, beneficially own, or exercise control or direction over, directly or indirectly, approximately 17.20% of the Columbia Care Common Shares and 35.89% of the Columbia Care PV Shares, representing together approximately 17.84% of the voting rights attached to the Columbia Care Shares.
The Voting Support Agreements set forth, among other things, and subject to certain terms, conditions and exceptions, the agreement of each Supporting Columbia Care Shareholder to vote their Columbia Care Shares in favour of the Arrangement Resolution at the Meeting and any matters related thereto. In addition, Supporting Columbia Care Shareholders have agreed, among other things and subject to the terms and conditions of the Voting Support Agreements, during the term of the Voting Support Agreements, to:
(a)
not sell, transfer, gift, assign, convey, pledge, hypothecate, encumber, option or otherwise dispose of any right or interest in any of the Subject Securities or tender any of the Subject Securities to a take-over bid or enter into any agreement, arrangement, commitment or understanding in connection therewith, other than: (i) pursuant to the Arrangement or the completion of the acquisition of the Columbia Care Shares by Cresco other than as contemplated by the Arrangement

Agreement on a basis that (A) provides for economic terms which, in relation to the Supporting Columbia Care Shareholder, on an after-tax basis, are at least equivalent to or better than those contemplated by the Arrangement Agreement, (B) would not likely result in a delay or time to completion of the Arrangement, and (C) is otherwise on terms and conditions not materially more onerous on the Columbia Care Shareholder than the Arrangement (including any take-over bid) (any such transaction, an “Alternative Transaction”); (ii) any exercise, conversion or exchange of securities exercisable, convertible or exchangeable for Columbia Care Shares in accordance with their terms (including, for greater certainty, any conversion of Columbia Care PV Shares in exchange for Columbia Care Common Shares); or (iii) to one or more of a parent, spouse, child or grandchild of, or a corporation partnership, limited liability company or other entity controlled by the Supporting Columbia Care Shareholder or a trust or account (including an RRSP, RESP, RRIF or similar account) existing for the benefit of such Person or entity; and (D) transfers of Subject Securities for the sole purpose of paying taxes that become due and payable upon the vesting of an equity incentive held by the Supporting Columbia Care Shareholder at the closing of the Arrangement, provided that the Supporting Columbia Care Shareholder has sold all of the free trading subordinate voting shares of Cresco received by the Supporting Columbia Care Shareholder upon closing of the Arrangement and the proceeds of such sales are insufficient to pay such taxes; and provided further that the Supporting Columbia Care Shareholder provides notice to Cresco of the number of Subject Securities sold pursuant to this exemption, provided that in the case of (A), (B) and (C), and for greater certainty, any Subject Securities acquired as a result thereof shall remain Subject Securities and subject to the terms and conditions of the Voting Support Agreement and any such transferee shall agree in writing with Cresco to be bound hereby and, in the case of a corporation, partnership, limited liability company or other entity controlled by, the Supporting Columbia Care Shareholder, provided that such entity remains controlled by the Supporting Columbia Care Shareholder until the termination of the Voting Support Agreement;
(b)
not grant or agree to grant any proxies or powers of attorney, deliver any voting instruction form, deposit any Subject Securities into a voting trust or pooling agreement, or enter into a voting agreement, commitment, understanding or arrangement, oral or written, with respect to the voting of the Subject Securities (other than as otherwise set out in the Voting Support Agreements);

(c)
not requisition or join in the requisition of any meeting of any of the securityholders of the Company for the purpose of considering any resolution (other than the Meeting and the Arrangement Resolution);

(d)
to cause to be counted as present for purposes of establishing quorum and to vote (or cause to be voted) all of the Subject Securities: (i) at any meeting of any of the securityholders of the Company at which the Supporting Columbia Care Shareholder or any registered or beneficial owner of the Subject Securities are entitled to vote, including the Meeting, and (ii) in any action, by written consent of the securityholders of the Company, in favour of the approval, consent, ratification and adoption of the Arrangement Resolution and the transactions contemplated by the Arrangement Agreement (and any actions required for the consummation of the transactions contemplated by the Arrangement Agreement) and to not take, nor permit any person on its behalf to take, any action to withdraw, revoke, change, amend or invalidate any proxy or voting instruction form deposited pursuant to the Voting Support Agreement;

(e)
to cause to be counted as present for purposes of establishing quorum and to vote (or cause to be voted) all of the Subject Securities against any proposed action by the Company, any Columbia Care Shareholders, any of the Subsidiaries of the Company or any other Person (or group of Persons) other than Cresco: (i) in respect of any Acquisition Proposal; or (ii) which would reasonably be regarded as being directed towards or likely to prevent or delay the successful completion of the Arrangement, including without limitation any amendment to the articles or by-laws of the Company or any of its Subsidiaries or their respective corporate structures or capitalization;

(f)
not (i) solicit, initiate, or knowingly facilitate any proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal, (ii) solicit proxies or become a participant in or act jointly or in concert with any person in connection with a solicitation in opposition to or competition with Cresco’s proposed purchase of the Columbia Care Shares as contemplated by the Arrangement, (iii) participate in any discussions or negotiations with any Person (other than Cresco) regarding any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to an Acquisition Proposal, or (iv) accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement, arrangement or understanding regarding any Acquisition Proposal; and

(g)
not (i) exercise any Dissent Rights in respect of the Arrangement, (ii) contest in any way the approval of the Arrangement by any Governmental Entity, or (iii) take any other action of any kind, in each case which would reasonably be regarded as likely to reduce the success of, or materially delay or interfere with, the completion of the transactions contemplated by the Arrangement Agreement.

Each Voting Support Agreement automatically terminates upon the earliest of:
(a)
the mutual agreement in writing of the Supporting Columbia Care Shareholder and Cresco;

(b)
written notice by the Supporting Columbia Care Shareholder to Cresco if, without the prior written consent of the Supporting Columbia Care Shareholder, the Arrangement Agreement is amended to change the amount or form of consideration payable pursuant to the Arrangement (other than to increase the total Consideration and/or to add additional consideration); provided that at the time of such termination, the Supporting Columbia Care Shareholder has not breached the Voting Support Agreement in any material respect and is not in material default in the performance of its obligations under the Voting Support Agreement;

(c)
the valid termination of the Arrangement Agreement , including, without limitation, where the Arrangement Agreement is terminated in connection with the acceptance by the Company of a Superior Proposal pursuant to Section 5.4 thereof; and

(d)
the acquisition of the Subject Securities by Cresco.

Lock-up Agreements
The Lock-up Columbia Care Shareholders entered into the Lock-up Agreements with Cresco pursuant to which, among other things, and subject to certain terms, conditions and exceptions, the Lock-up Columbia Care Shareholders agreed to refrain from taking certain actions with respect to 90% of the Cresco Shares to be received by the Lock-up Columbia Care Shareholder under the Arrangement (collectively, the “Lock-up Securities”), to be legally or beneficially owned by them following the Arrangement, for the period commencing on the closing date of the Arrangement and expiring:
(a)
in respect of the first 25% of the Lock-up Securities, the date that is 60 days following the closing of the Arrangement;

(b)
in respect of the second 25% of the Lock-up Securities, the date that is 120 days following the closing of the Arrangement;

(c)
in respect of the third 25% of the Lock-up Securities, the date that is 180 days following the closing of the Arrangement; and

(d)
in respect of the balance of the Lock-up Securities, the date that is 240 days following the closing of the Arrangement (“Lock-up Period”).

The Lock-up Columbia Care Shareholders, collectively as of the Record Date, beneficially own, or exercise control or direction over, directly or indirectly, Columbia Care Shares representing approximately 17.84% of the voting rights attached to the Columbia Care Shares.
The Lock-up Agreements set forth, among other things, and subject to certain terms, conditions and exceptions, the agreement of each Lock-up Columbia Care Shareholder that it will not, for the applicable Lock-up Period, directly or indirectly:
(a)
sell, offer, contract or grant any option or right to sell, pledge, transfer, or otherwise dispose of Lock-up Securities, whether of record or beneficially held;

(b)
monetize, or engage in any swap or hedging transaction, or enter into any form of agreement, arrangement or understanding the effect of which is to alter, directly or indirectly, the Lock-Up Columbia Care Shareholder’s economic interest in, or economic exposure to Lock-up Securities; or

(c)
publicly announce an intention to do any of the foregoing (collectively, a “Transfer”).

Despite the foregoing restrictions on Transfers on the Lock-up Securities, the Lock-up Columbia Care Shareholders may undertake any of the following Transfers of Lock-up Securities during the applicable Lock-up Period:
(a)
by way of pledge or security interest, provided that the pledgee or beneficiary of the security interest agrees in writing with Cresco to be bound by the Lock-up Agreement for the remainder of the applicable Lock-up Period;

(b)
a Transfer to a spouse, parent, child or grandchild of, or corporations, partnerships, limited liability companies or other entities controlled by, the Shareholder or a trust or account (including RRSP, RESP, RRIF or similar account) existing for the benefit of such person or entity, so long as such person or entity agrees in writing with Cresco to be bound by the Lock-up Agreement for the remainder of the applicable Lock-up Period and, in the case of corporations, partnerships, limited liability companies or other entities controlled by, the Shareholder, so long as such entity remains controlled by the Shareholder for the remainder of the applicable Lock-up Period;

(c)
a Transfer of Lock-up Securities pursuant to a bona fide take-over bid, merger, plan of arrangement or other similar transaction made to all holders of such Lock-up Securities, involving a change of control of Cresco, provided that in the event that the take-over bid, merger, plan of arrangement or other such transaction is not completed, the Lock-up Securities owned by the Lock-up Columbia Care Shareholders will remain subject to the restrictions contained in the Lock-up Agreement;

(d)
Transfers of Lock-up Securities for the sole purpose of paying taxes that become due and payable upon the vesting of an equity incentive held by the Lock-up Columbia Care Shareholder at the closing of the Arrangement, provided that the Lock-up Columbia Care Shareholder has sold all of the free trading Cresco Shares received by the Lock-up Columbia Care Shareholder upon closing of the Arrangement and the proceeds of such sales are insufficient to pay such taxes; and provided further that the Lock-up Columbia Care Shareholder provides notice to Cresco of the number of Lock-up Securities sold pursuant to this exemption; and

(e)
a Transfer occurring by operation of law or in connection with transactions as a result of the death or incapacitation of the Lock-up Columbia Care Shareholder.

The Lock-up Agreements terminate on the close of trading on the date that the last Lock-up Period expires.
Interests of Certain Persons in the Arrangement
In considering the Arrangement and the recommendation of the Columbia Care Board with respect to the Arrangement, Columbia Care Shareholders should be aware that certain directors and certain executive officers of the Company have interests in connection with the Arrangement that may present them with actual or potential conflicts of interest in connection with the Arrangement. These interests and benefits are described below.

Except as otherwise disclosed below or elsewhere in this Circular, all benefits received, or to be received, by directors or executive officers of Columbia Care as a result of the Arrangement are, and will be, solely in connection with their services as directors or employees of Columbia Care. No benefit has been, or will be, conferred for the purpose of increasing the value of consideration payable to any such person for Columbia Care Shares, nor is it, or will it be, conditional on the person supporting the Arrangement.
Columbia Care Shares
As of the Record Date, the directors and executive officers of Columbia Care beneficially owned, or exercised control or direction, directly or indirectly, over Columbia Care Shares representing in the aggregate approximately 13.38% of the voting rights attached to all issued and outstanding Columbia Care Shares. All of the Columbia Care Shares held by such directors and executive officers of Columbia Care will be treated in the same fashion under the Arrangement as Columbia Care Shares held by all other Columbia Care Shareholders.
See “The Arrangement — Arrangement Mechanics”.
Columbia Care Options
As of the Record Date, the directors and executive officers of Columbia Care do not own any Columbia Care Options.
Columbia Care Warrants
As of the Record Date, the only director or executive officer that owns any Columbia Care Warrants is Jonathan P. May who owns 60,775. All other directors and executive officers of Columbia Care do not own any Columbia Care Warrants.
Columbia Care RSUs
As of the Record Date, the directors and executive officers of Columbia Care owned an aggregate of 5,361,746 Columbia Care RSUs granted pursuant to the LTIP or otherwise (representing in the aggregate approximately 34.31% of all outstanding Columbia Care RSUs), all of which are unvested. Upon vesting, each Columbia Care RSU shall be exchanged for one Columbia Care Common Share within 60 days of such vesting.
All of the Columbia Care RSUs held by such directors and executive officers of Columbia Care will be treated in the same fashion under the Arrangement as Columbia Care RSUs held by all other holders of Columbia Care RSUs. Pursuant to the Arrangement, all Columbia Care RSUs outstanding as of the Effective Time will be exchanged for Replacement RSUs and upon vesting thereof on or after the Effective Time, each former holder of Columbia Care RSUs will receive the Consideration in lieu of each Columbia Care Common Share to which such holder was theretofore entitled upon such vesting.
Columbia Care PSUs
As of the Record Date, the directors and executive officers of Columbia Care owned an aggregate of 7,155,204 Columbia Care PSUs granted pursuant to the LTIP or otherwise (representing in the aggregate approximately 82.93% of all outstanding Columbia Care PSUs), all of which are unvested. Upon vesting, each Columbia Care PSU shall be exchanged for one Columbia Care Common Share within 60 days of such vesting.
All of the Columbia Care PSUs held by such directors and executive officers of Columbia Care will be treated in the same fashion under the Arrangement as Columbia Care PSUs held by all other holders of Columbia Care PSUs. Pursuant to the Arrangement, all Columbia Care PSUs outstanding as of the Effective Time will be exchanged for Replacement PSUs and upon vesting thereof on or after the Effective Time, each former holder of Columbia Care PSUs will receive the Consideration in lieu of each Columbia Care Common Share to which such holder was theretofore entitled upon such vesting.
See “The Arrangement — Arrangement Mechanics”. See also “Securities Law Matters — Canadian Securities Laws — Minority Approval”.

Ownership of Columbia Care Shares, Columbia Care Options, Columbia Care Warrants, Columbia Care Convertible Notes, Columbia Care RSUs and Columbia Care PSUs
None of the directors and executive officers of Columbia Care nor, to the knowledge of the Company after reasonable enquiry: (a) their respective associates and affiliates; (b) any insider of Columbia Care (other than the directors and executive officers) and their respective associates and affiliates; (c) any associate or affiliate of Columbia Care; and (d) any person acting jointly or in concert with Columbia Care, beneficially own, or exercise control or direction over, securities of Columbia Care except as set forth below and which will be affected by the Arrangement as described under “The Arrangement — Arrangement Mechanics.”
		Securities of Columbia Care Beneficially Owned, Directly or Indirectly, over which Control or Direction is Exercised(1)
Name and Position(s) / Relationship with Columbia Care	Number of Columbia Care Common Shares Held(2)	Number of Columbia Care PV Shares Held(3)	Percentage of Voting Rights of Columbia Care Shares(4)	Number of Columbia Care Options Held(5)	Number of Columbia Care Warrants Held(6)	Number of Columbia Care Convertible Notes Held(7)	Number of Columbia Care RSUs Held(8) (%)	Number of Columbia Care PSUs Held(9) (%)	Total Estimated Value of Consideration to be Received from the Arrangement(10)
Nicholas Vita, Chief Executive Officer and Director	36,283,801	—	9.10%	—	—	—	9.36%	29.55%	$95,545,145.49
Michael Abbott, Executive Chairman and Director	481,550	—	0.12%	—	—	—	7.32%	26.85%	$11,186,526.94
Frank Savage, Director	106,987	—	0.03%	—	—	—	0.23%	0.00%	$329,015.60
James A.C. Kennedy, Director	98,618	18,234.28	0.48%	—	—	—	0.04%	0.00%	$4,431,522.38
Jonathan P. May, Director	89,388	29,467.67	0.76%	—	60,775	—	0.25%	0.00%	$7,068,103.53
Jeff Clarke, Director	453,039	47.29	0.11%	—	—	—	0.23%	0.00%	$1,135,204.72
Alison Worthington, Director	43,257	—	0.01%	—	—	—	0.23%	0.00%	$182,546.91
Julie Hill, Director	—	—	0.00%	—	—	—	0.35%	0.00%	$124,694.89
Philip Goldberg, Director	7,760,627	—	1.95%	—	—	—	0.55%	0.00%	$18,035,117.08
David Hart, Chief Operating Officer	1,035,419	746.92	0.28%	—	—	—	5.25%	9.48%	$7,401,746.85
Lars Boesgaard,(11) Former Chief Financial Officer	48,866	—	0.01%	—	—	—	0.00%	0.00%	$112,307.22
Dr. Rosemary Mazanet, Chief Scientific Officer	1,286,858	186.74	0.33%	—	—	—	2.31%	4.31%	$5,412,559.21
Bryan Olson, Chief People and Administrative Officer	397,698	248.97	0.11%	—	—	—	2.60%	4.51%	$3,555,917.64
Guy Hussussian, Chief Data Officer	131,070	31.13	0.03%	—	—	—	1.23%	2.79%	$1,835,245.51
Jesse Channon, Chief Growth Officer	270,417	—	0.07%	—	—	—	3.89%	4.97%	$3,763,460.52
Derek Watson, Chief Financial Officer	—	—	0.00%	—	—	—	0.00%	0.00%	$731,736.00
David Sirolly, Chief Legal Officer and General Counsel	—	—	0.00%	—	—	—	0.46%	0.45%	$1,002,549.94

Notes
(1)
As of the Record Date. Information as to securities of Columbia Care beneficially owned, or over which control or direction is exercised, not being within the knowledge of Columbia Care, has been obtained by Columbia Care from publicly disclosed information and/or provided by the Columbia Care securityholder listed above.

(2)
Based on 384,943,683 Columbia Care Common Shares outstanding as at the Record Date.

(3)
Based on 136,410.48 Columbia Care PV Shares outstanding as at the Record Date.

(4)
Based on 384,943,683 Columbia Care Common Shares and 136,410.48 Columbia Care PV Shares outstanding as at the Record Date.

(5)
Based on 27,692 Columbia Care Options outstanding as at the Record Date.

(6)
Based on 11,482,766 Columbia Care Warrants outstanding as at the Record Date.

(7)
Based on $80,100,000 principal amount of Columbia Care Convertible Notes outstanding as at the Record Date.

(8)
Based on 15,628,370 Columbia Care RSUs outstanding as at the Record Date.

(9)
Based on 8,628,465 Columbia Care PSUs outstanding as at the Record Date.

(10)
Based on the trading price of the Cresco Shares on the CSE as of the close of markets on the Record Date, which was $4.12 (equal to CAD$5.35 using an exchange ratio of CAD$1 equals US$0.77), and assuming no exercise of Columbia Care Options or Columbia Care Warrants held by the above securityholders.

(11)
Mr. Boesgaard resigned effective as of August 31, 2021.

To the knowledge of the Company, there are no agreements, commitments or understandings to acquire securities of the Company or of Cresco by any of the persons referred to above except for Columbia Care Shares and/or Cresco Shares that may be acquired upon the exercise of Columbia Care Options, Replacement Options, Columbia Care Warrants, Columbia Care Convertible Notes, Columbia Care RSUs, Replacement RSUs, Columbia Care PSUs or Replacement PSUs, respectively, or as otherwise disclosed herein.
Change of Control Benefits
Nicholas Vita
On April 26, 2019, the Company entered into an employment agreement with Mr. Vita (the “Vita Agreement”). In the event of termination without cause of Mr. Vita’s employment or if Mr. Vita resigns for good reason in connection with a change of control, Mr. Vita shall receive (i) an amount equal to thirty-six (36) months of the sum of Mr. Vita’s then base salary and target bonus paid over such 36-month period in installments on the Company’s regular payroll schedule following the termination date; (ii) the Company shall pay its share of Mr. Vita’s health insurance premiums to continue Mr. Vita’s health insurance coverage for thirty-six (36) months beyond the termination date; and (iii) Mr. Vita shall receive outplacement services for a period of one (1) year following the termination date. The change of control payments and benefits that would be made to Mr. Vita are conditioned on and subject to Mr. Vita signing and not rescinding a non-disclosure agreement and an effective, general release of all claims in favour of the Company within no greater than 60 days following the termination date. Upon a qualifying termination in connection with a change of control, Mr. Vita’s outstanding time-vested Columbia Care RSUs, including the time-vested portion of his outstanding restricted stock unit award, granted April 26, 2019 (the “Vita Post-Closing RSU Grant”), will vest in full and his outstanding performance-vested Columbia Care RSUs and Columbia Care PSUs, including his performance-vested portion of the Vita Post-Closing RSU Grant, will vest, with the number of Columbia Care Shares earned to be based on actual performance through the consummation of the change of control. The total estimated incremental payments, payables and benefits to Mr. Vita in the event his employment is terminated in connection with a change of control, as if such event occurred on May 24, 2022 is $12,155,208.63 with Mr. Vita’s health insurance coverage continuing for thirty-six (36) months from the termination date.
Michael Abbott
On April 26, 2019, the Company entered into an employment agreement with Mr. Abbott (the “Abbott Agreement”). In the event of termination without cause of Mr. Abbott’s employment or if Mr. Abbott resigns for good reason in connection with a change of control, Mr. Abbott shall receive (i) an amount equal to thirty-six (36) months of the sum of Mr. Abbott’s then base salary and target bonus paid over such 36-month period in installments on the Company’s regular payroll schedule following the termination date; (ii) the Company shall pay its share of Mr. Abbott’s health insurance premiums to continue Mr. Abbott’s health insurance coverage for thirty-six (36) months beyond the termination date; and (iii) Mr. Abbott shall receive outplacement services for a period of one (1) year following the termination date. The change of control payments and benefits that would be made to Mr. Abbott are conditioned on and subject to Mr. Abbott signing and not rescinding a non-disclosure agreement and an effective, general release of all claims in favour of the Company within no greater than 60 days following the termination date. Upon a qualifying termination in connection with a change of control, Mr. Abbott’s outstanding time-vested Columbia Care RSUs, including the time-vested portion of his outstanding restricted stock unit award, granted April 26, 2019 (the “Abbott Post-Closing RSU Grant”), will vest in full and his outstanding performance-vested Columbia Care RSUs/Columbia Care PSUs, including his performance-vested portion of the Abbott Post-Closing RSU Grant, will vest, with the number of shares earned to be based on actual performance through the consummation of the change of control. The total estimated incremental payments, payables and benefits to Mr. Abbott in the event his employment is terminated in connection with a change of control, as if such event occurred on May 24, 2022 is $10,079,795.48 with Mr. Abbott’s health insurance coverage continuing for thirty-six (36) months from the termination date.
David Hart
The Company has entered into an employment agreement with David Hart (Chief Operating Officer), (the “Hart Employment Agreement”). Pursuant to the terms of the Hart Employment Agreement, which may be terminated at any time by either party thereto, in the event of termination without cause of Mr. Hart in connection with a change of control of the Company, Mr. Hart would be entitled to receive: (i) an amount equal to twenty-four (24) months of Mr. Hart’s then base salary, plus target bonus, paid over such 24-month period in installments on the Company’s regular payroll schedule following the termination date; and (ii) the Company shall pay its share of Mr. Hart’s health insurance premiums to continue his health insurance coverage for twenty-four (24) months beyond the termination date. The change of control payments and benefits that would be made to Mr. Hart are conditioned on and subject to Mr. Hart signing and not rescinding a non-disclosure agreement and an effective, general release of all claims in favor of the Company within no greater than 60 days following the termination date. Furthermore, upon a qualifying termination in connection with a change of control, Mr. Hart’s Columbia Care RSUs and Columbia Care PSUs shall vest, with the number of shares earned to be based on actual performance through the consummation of the change of control. If Mr. Hart was terminated without cause in connection with a change of control, the total estimated incremental payments, payable and benefits to him would be $4,850,413.09 in the aggregate, calculated as at May 24, 2022 with Mr. Hart’s health insurance coverage continuing for twenty-four (24) months from the termination date.
Other Executive Officers of Columbia Care
The Company has entered into employment agreements with each of Derek Watson (Chief Financial Officer), Dr. Rosemary Mazanet (Chief Scientific Officer), Bryan Olson (Chief People & Administrative Officer), Guy Hussussian (Chief Data Officer), Jesse Channon (Chief Growth Officer) and David Sirolly (Chief Legal Officer & General Counsel) (the “Executive Employment Agreements”). Pursuant to the terms of the Executive Employment Agreements, which may be terminated at any time by either party thereto, in the event of termination without cause of any officer of the of the Company listed above, in connection with a change of control of the Company, such officer would be entitled to receive: (i) an amount equal to eighteen (18) months of such officer’s then base salary, plus target bonus, paid over such 18-month period in installments on the Company’s regular payroll schedule following the termination date; and (ii) the Company shall pay its share of such officer’s health insurance premiums to continue such officer’s health insurance coverage for eighteen (18) months beyond the termination date. The change of control payments and benefits that would be made to such officer are conditioned on and subject to such officer signing and not rescinding a non-disclosure agreement and an effective, general release of all claims in favor of the Company within no greater than 60 days following the termination date. Furthermore, upon a qualifying termination in connection with a change of control, certain of the officers’ Columbia Care RSUs and Columbia Care PSUs shall vest, with the number of shares earned to be based on actual performance through the consummation of the change of control. If all of the officers party to the Executive Employment Agreements were terminated without cause in connection with a change of control, the total estimated incremental payments, payable and benefits to the officers would be $11,399,888.37 in the aggregate, calculated as at May 24, 2022 with each officer’s health insurance coverage continuing for eighteen (18) months from the termination date.

Continuing Insurance Coverage for Directors and Executive Officers of Columbia Care
The Arrangement Agreement provides that, prior to the Effective Date, the Company will purchase customary “tail” policies of directors’ and officers’ liability insurance providing protection no less favourable in the aggregate to the protection provided by the policies maintained by the Company and its Subsidiaries which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date and Cresco will, or will cause Columbia Care and its Subsidiaries to maintain such tail policies in effect without any reduction in scope or coverage for six years from the Effective Date; provided that Cresco is not required to pay any amounts in respect of such coverage prior to the Effective Time and provided further that the cost of such policies will not exceed 300% of the Company’s current annual aggregate premium for policies currently maintained by it or its Subsidiaries.
Directorship
Pursuant to the terms of the Arrangement Agreement, on the Effective Date, up to three individuals nominated by the Company (such group of three to include Nicholas Vita, who would also join the executive committee of the Cresco Board), each of which must be acceptable to Cresco, acting reasonably, will be appointed to the Cresco Board.
Expenses of the Arrangement
Except as otherwise provided in the Arrangement Agreement, all out-of-pocket third party transaction expenses incurred in connection with the Arrangement Agreement and the Plan of Arrangement and the transactions contemplated thereunder, will be paid by the party incurring such fees, costs or expenses, whether or not the Arrangement is consummated.
The estimated fees, costs and expenses of the Company in connection with the Arrangement are approximately    •   in the aggregate, which includes, without limitation, fees, costs and expenses with respect to financial advisors, legal services and printing and mailing matters.
Court Approval of the Arrangement and Completion of the Arrangement
An arrangement under the BCBCA requires Court approval. Prior to the sending of this Circular, the Company obtained the Interim Order, which provides for the calling and holding of the Meeting, the Dissent Rights and other procedural matters. A copy of the Interim Order is attached to this Circular as Appendix D.
Subject to obtaining the Required Shareholder Approval, the hearing in respect of the Final Order is currently scheduled to take place on    •   at    •   (Vancouver time) in Vancouver, British Columbia. Any Columbia Care Shareholder, Columbia Care Optionholder, Columbia Care RSU Holder, Columbia Care PSU Holder or other person who wishes to appear, or to be represented, and to present evidence or arguments must serve and file a Notice of Appearance as set out in the Petition for an Interim Order and Final Order and satisfy any other requirements of the Court. The Court will consider, among other things, the substantive and procedural fairness of the Arrangement to the parties affected, including the Columbia Care Shareholders, Columbia Care Optionholders, Columbia Care RSU Holders and Columbia Care PSU Holders. The Court may approve the Arrangement in any manner the Court may direct, subject to compliance with any terms and conditions, if any, as the Court deems fit. In the event that the hearing is postponed, adjourned or rescheduled then, subject to further order of the Court, only those persons having previously served a Notice of Appearance in compliance with the Petition for an Interim Order and Final Order will be given notice of the postponement, adjournment or rescheduled date. A copy of the Petition for the Final Order is attached to this Circular as Appendix E.
THE ARRANGEMENT AGREEMENT
The following descriptions of certain provisions of the Arrangement Agreement are not comprehensive and are qualified in their entirety by reference to the full text of the Arrangement Agreement. Please refer to the Arrangement Agreement for a full description of the terms and conditions thereof. Capitalized terms used herein, but not defined, have the meanings ascribed thereto in the Arrangement Agreement. The Arrangement Agreement has, or will be, filed on SEDAR at www.sedar.com and EDGAR at www.sec.gov, under the Company’s profile.
On March 23, 2022, Cresco entered into the Arrangement Agreement with the Company. Pursuant the Arrangement Agreement, Cresco has agreed to acquire all of the issued and outstanding Columbia Care Shares by way of the Arrangement.
Representations and Warranties
The Arrangement Agreement contains certain customary representations and warranties provided between the Company and Cresco. The assertions embodied in those representations and warranties are solely for the purposes of the Arrangement Agreement. Certain representations and warranties may not be accurate and complete as of any specified date because they are qualified by certain disclosure provided by the Company to Cresco or are subject to a standard of materiality or are qualified by reference to a Columbia Care Material Adverse Effect. Therefore, Columbia Care Shareholders should not rely on the representations and warranties as statements of factual information.
The representations and warranties provided by Columbia Care in favour of Cresco in the Arrangement Agreement relate to, among other things, the Fairness Opinions and directors’ approval, organization and qualification, authority relative to the Arrangement Agreement, no violation, government approvals, capitalization, ownership of subsidiaries, reporting issuer status and securities laws matters, Company filings, financial statements, internal controls and financial reporting, books and records, disclosure, independent auditors, minute books, no undisclosed liabilities, no material change, litigation, taxes, data privacy and security, property, title to assets, material contracts, authorizations, environmental matters, compliance with laws, employment and labour matters, intellectual property, related party transactions, brokers, insurance, warranties and claims, Competition Act, Investment Canada Act and no misrepresentations.
The representations and warranties provided by Cresco in favour of Columbia Care in the Arrangement Agreement relate to, among other things, organization and qualification, authority relative to the Arrangement Agreement, no violation, government approvals, capitalization, Cresco Shares, ownership of subsidiaries, reporting issuer status and securities laws matters, Cresco filings, financial statements, internal controls and financial reporting, books and records, disclosure, independent auditors, no undisclosed liabilities, no material change, restrictions on business activities, authorizations, shareholder approval, litigation, taxes, data, privacy and security, property, sufficiency of assets, material contracts, environmental matters, compliance with laws, security ownership, intellectual property, brokers, insurance, warranties and claims and no misrepresentation.
Covenants
Conduct of Business
The Arrangement Agreement includes a general covenant by the Company in favour of Cresco that, during the Pre-Effective Date Period, (i) except with the prior written consent of Cresco, (ii) as required or expressly permitted by the Arrangement Agreement or the Plan of Arrangement, (iii) as required by applicable Law, (iv) as required to comply with any COVID-19 measures, or (v) as expressly contemplated in the Columbia Care Disclosure Letter, the Company will, and will cause each of its Subsidiaries to, conduct business only in the Ordinary Course and in accordance with applicable Laws and use commercially reasonable efforts to maintain and preserve its and its Subsidiaries’ business organization, properties, employees, goodwill and business relationships with Governmental Entities, customers, suppliers, partners and other Persons with which the Company or any of its Subsidiaries has material business relations.
The Company has particularly covenanted and agreed that, during the Pre-Effective Date Period, except (i) with the prior written consent of Cresco (not to be unreasonably withheld, conditioned or delayed), (ii) as required or expressly permitted by the Arrangement Agreement or the Plan of Arrangement, (iii) as required by applicable Law, or (iv) as disclosed in the Columbia Care Disclosure Letter, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly:
(a)
amend its Constating Documents, or, in the case of any Subsidiary which is not a corporation, its similar organizational documents, in any manner;

(b)
split, combine or reclassify any shares of its authorized share structure or declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) or amend any term of any outstanding debt or security therefor;

(c)
redeem, repurchase, or otherwise acquire or offer to redeem, repurchase or otherwise acquire any shares of its authorized share structure or the capital stock of its Subsidiaries;

(d)
issue, grant, deliver, sell, pledge or otherwise encumber, or authorize the issuance, delivery, sale, pledge or other encumbrance of any shares of its authorized share structure or other equity or voting interests, including the capital stock of its Subsidiaries, or any options, warrants or similar rights exercisable or exchangeable for or convertible into such authorized share structure or other equity or voting interests, or other rights that are linked to the price or the value of Columbia Care Shares or other share capital of the Company or any Subsidiary except for (i) the issuance of Columbia Care Common Shares issuable upon conversion of Columbia Care PV Shares that are outstanding as of the date of the Arrangement Agreement in each case upon conversion by the holder thereof, (ii) the issuance of Columbia Care Common Shares issuable in connection with the exercise of the Columbia Care Options or Columbia Care Warrants that are outstanding as of the date of the Arrangement Agreement in each case upon exercise by the holder thereof; and (iii) the issuance of Columbia Care Common Shares issuable upon the vesting of the Columbia Care RSUs and Columbia Care PSUs that are outstanding as of the date of the Arrangement Agreement or that will be outstanding after the date of the Arrangement Agreement and are disclosed in the Columbia Care Disclosure Letter;

(e)
amend, modify or waive the terms of any of its securities;

(f)
except purchases of inventory in the Ordinary Course consistent with past practice, acquire or agree to acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, in one transaction or in a series of related transactions, assets, securities, properties, interests or businesses or make any investment either by the purchase of securities, contribution of capital, property transfer, or purchase of any other property or assets of any other Person, or acquire any license rights, for an amount greater than $1,500,000, in the aggregate, other than transactions between two or more of its wholly-owned Subsidiaries or a wholly-owned Subsidiary of the Company and the Company;

(g)
except as directed by Cresco conditional upon the Effective Time occurring, sell, pledge, lease, transfer, license, mortgage, encumber or otherwise transfer or dispose of any of its assets the value of which in the aggregate exceed $250,000, except for inventory sold in the Ordinary Course;

(h)
enter into any joint venture or similar agreement, arrangement or relationship;

(i)
make any capital expenditures or commitments to do so, to the extent not included in the budget of the Company contained in the Columbia Care Disclosure Letter, in excess of 10% of the budget of the Company contained in the Columbia Care Disclosure Letter; provided that the Company will notify Cresco in advance and provide regular updates to Cresco of any of the capital expenditures listed in the Columbia Care Disclosure Letter in excess of CAD$2,000,000 in aggregate;

(j)
except as expressly set forth in the Columbia Care Disclosure Letter, prepay indebtedness before its scheduled maturity or increase, create, incur, assume or otherwise become liable for any indebtedness for borrowed money or guarantees thereof;

(k)
make any loan or advance to, or any capital contribution or investment in, or assume, guarantee or otherwise become liable with respect to the liabilities or obligations of, any Person;

(l)
reduce the capital of any of its securities;

(m)
reorganize, amalgamate or merge the Company or any Subsidiary or adopt a plan of liquidation or resolution providing for the liquidation or dissolution of the Company or any of its Subsidiaries;

(n)
grant any Lien (other than Permitted Liens) on any assets of the Company or its Subsidiaries;

(o)
(A) make, change or rescind any material Tax election, (B) amend, in any manner adverse to the Company, any Tax Return, (C) settle or compromise any material liability for Taxes, (D) change or revoke any of its methods of Tax accounting, (E) file any amended Tax Return if doing so is reasonably likely to result in a material increase to a Tax liability, (F) enter into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) relating to any Tax, (G) agree to an extension of a statute of limitations with respect to any Tax, (H) take any action with respect to the computation of Taxes or the preparation of Tax Returns that is in any material respect inconsistent with past practice, (I) incur any material liability for Taxes other than in the ordinary course of business consistent with past practice, or (J) file any Tax Return in a jurisdiction where the Company or the applicable Subsidiary did not file a Tax Return of the same type in the immediately preceding Tax period;

(p)
enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments in excess of $500,000;

(q)
except as required by Law or Contract, make profit sharing distribution or similar payment of any kind;

(r)
make any material change in the Company’s accounting methods, principles or practices, except as required by concurrent changes in U.S. GAAP or as required by a Governmental Entity;

(s)
except as required by Law or Contract existing as of the date of the Arrangement Agreement, grant any general increase in the rate of wages, salaries, bonuses or other remuneration of any employees, or accelerate the vesting of any securities of the Company other than to non-executive employees where such increase does not exceed 5% of their annual compensation;

(t)
except as required by Law or Contract existing as of the date of the Arrangement Agreement: (i) increase any severance, change of control or termination pay (or improvements to notice or pay in lieu of notice) to (or amend any existing arrangement with) any current or former employee of the Company or any current or former director of the Company or any of its Subsidiaries; (ii) increase the benefits payable under any existing severance or termination pay policies with any current or former employee of the Company or any current or former director of the Company or any of its Subsidiaries; (iii) increase the benefits payable under any employment agreements with any current or former employee of the Company or any current or former director of the Company or any of its Subsidiaries; (iv) enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with any current or former employee of the Company or any current or former director of the Company or any of its Subsidiaries; (v) increase by more than $5,000 per individual compensation, bonus levels or other benefits payable to: (A) any current or former employee of the Company whose compensation exceeds, or at the time of their employment in the case of former employees, exceeded, $150,000 annually; or (B) any current or former director of the Company or any of its Subsidiaries; (vi) adopt any new Employee Plan or any amendment or modification of an existing Employee Plan; (vii) increase or agree to increase, any funding obligation or accelerate, or agree to accelerate, the timing of any funding contribution under any Employee Plan; (viii) grant any equity, equity-based or similar awards, except for equity grants to new employees in the Ordinary Course; or (ix) materially reduce the Company’s or its Subsidiaries’ work force;

(u)
enter into any agreement or arrangement that limits or otherwise restricts in any material respect the Company or any of its Subsidiaries or any successor thereto, or that would, after the Effective Time, limit or restrict in any material respect the Company or any of its affiliates from competing in any manner;

(v)
enter into or amend any Contract with any broker, finder or investment banker;

(w)
cancel, waive, release, assign, settle or compromise any material claims or rights of the Company or its Subsidiaries;

(x)
compromise or settle any material litigation, proceeding or governmental investigation relating to the assets or the business of the Company;

(y)
amend or modify, or terminate or waive any material right under, any Material Contract or enter into any contract or agreement that would be a Material Contract if in effect on the date of the Arrangement Agreement;

(z)
enter into, amend or modify, in any material respect, any union recognition agreement, Collective Agreement or similar agreement with any trade union or representative body;

(aa)
except as contemplated in Section 4.9 [Indemnification] of the Arrangement Agreement, amend, modify in any material respect or terminate any material insurance policy of the Company or any Subsidiary in effect on the date of the Arrangement Agreement;

(bb)
abandon or intentionally fail to maintain in good standing any existing material licences, permits, Authorizations or registrations, or abandon or fail to diligently pursue any ongoing application for any material licences, permits, Authorizations or registrations;

(cc)
grant or commit to grant an exclusive licence or otherwise transfer any Intellectual Property or exclusive rights in or in respect thereto that is material to the Company and its Subsidiaries taken as a whole, other than in the Ordinary Course or to wholly-owned Subsidiaries;

(dd)
release any Columbia Care Shareholders from any share transfer restrictions, lock-up or similar trading, transfer or restrictions on encumbrances in respect of the Columbia Care Shares or any Columbia Care Options, Columbia Care RSUs or Columbia Care Warrants subject to the Lock-Up Agreements;

(ee)
materially change its business or regulatory strategy;

(ff)
knowingly take any action or knowingly enter into any transaction (other than a transaction or action undertaken in the ordinary course of business or a transaction or action contemplated by the Arrangement Agreement (including the Pre-Acquisition Reorganization) or otherwise requested in writing by Cresco) that could reasonably be expected to have the effect of materially reducing or eliminating the amount of the tax cost ”bump” pursuant to paragraphs 88(1)(c) and 88(1)(d) of the Tax Act in respect of the securities of any affiliates or Subsidiaries and other non-depreciable capital property owned by the Company or any of its Subsidiaries on the date of the Arrangement Agreement, upon an amalgamation or winding-up of the Company or any of its Subsidiaries (or any of their respective successors); or

(gg)
authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

The Company has further agreed to use all commercially reasonable efforts to cause the current insurance (or re-insurance) policies maintained by the Company or any of its Subsidiaries not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect; provided that, neither the Company nor any of its Subsidiaries will obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months.
Pursuant to the Arrangement Agreement, Cresco has covenanted and agreed that, during the Pre-Effective Date Period, except (i) with the prior written consent of the Company (not to be unreasonably withheld), (ii) as required or expressly permitted by the Arrangement Agreement or the Plan of Arrangement; (iii) as required by applicable Law, (iv) as required to comply with any COVID-19 measures, or (v) as expressly contemplated in the Cresco Disclosure Letter, Cresco will, and will cause each of its Subsidiaries to conduct business only in the Ordinary Course and in accordance with Laws and use commercially reasonable efforts to maintain and preserve its and its subsidiaries’ business organization, properties, employees, goodwill and business relationships with Governmental Entities, customers, suppliers, partners and other Persons with which Cresco or any of its Subsidiaries has material business relations.

Cresco has particularly covenanted and agreed that, during the Pre-Effective Date Period, and subject to the above noted exceptions, Cresco will not, and will not permit any of its Subsidiaries to, directly or indirectly:
(a)
amend its Constating Documents, or, in the case of any Subsidiary which is not a corporation, its similar organizational documents, in any manner;

(b)
split, combine or reclassify any shares of its authorized share structure or declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any Cresco Shares or amend or modify the terms of the Cresco Shares;

(c)
except for any obligation existing pursuant to any Contract on the date of the Arrangement Agreement, redeem, repurchase, or otherwise acquire or offer to redeem, repurchase or otherwise acquire any shares of its authorized share structure or the capital stock of its Subsidiaries;

(d)
issue, deliver or sell, or authorize the issuance, delivery or sale, of any shares of its authorized share structure or other equity or voting interests, other than (i) as contemplated by the Arrangement Agreement and the Arrangement, (ii) the issuance of awards under Cresco’s equity incentive plans, (iii) in connection with an arm’s length acquisition by Cresco, (iv) the issuance of voting or equity securities of Cresco (including any securities convertible or exchangeable into voting or equity securities of Cresco) pursuant prospectus offerings or private placements, provided that such issuances do not in the aggregate exceed 20% of Cresco’s outstanding voting or equity securities as of the date of the Arrangement Agreement, or (v) pursuant to the exercise or redemption of outstanding securities of Cresco or Cresco Labs, LLC in accordance with the terms thereof;

(e)
acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or agree to acquire any assets, if the entering into of a definitive agreement relating to, or the consummation of such acquisition, merger or consolidation is reasonably expected to: (i) result in a Governmental Entity entering an order, decision or judgement prohibiting the consummation of the Arrangement or refusing to provide any Regulatory Approval; or (ii) materially delay or prevent the consummation of the Arrangement;

(f)
except as set out in the Cresco Disclosure Letter, in the Ordinary Course or as required in connection with obtaining any Regulatory Approval, sell, pledge, lease, transfer, license, mortgage, encumber or otherwise transfer or dispose of any of its assets the value of which in the aggregate exceed $5,000,000, except for inventory sold in the Ordinary Course;

(g)
reduce the capital of any of its securities;

(h)
reorganize, amalgamate or merge Cresco or any Subsidiary or adopt a plan of liquidation or resolution providing for the liquidation or dissolution of Cresco or any of its Subsidiaries;

(i)
make any change in Cresco’s accounting methods, principles or practices, except as required by concurrent changes in U.S. GAAP or as required by a Governmental Entity;

(j)
materially change its business or regulatory strategy;

(k)
abandon or intentionally fail to maintain in good standing any existing material licences, permits, Authorizations or registrations, or abandon or fail to diligently pursue any ongoing application for any material licences, permits, Authorizations or registrations;

(l)
take any action that would result in the need for shareholder approval of Cresco of the transactions contemplated by the Arrangement Agreement; or

(m)
authorize, agree, resolve or otherwise commit, whether or not in writing, to do any of the foregoing.

Key Regulatory Approvals
Promptly following the date of the Arrangement Agreement, each Party will use their respective best efforts and will cooperate fully with one another to obtain promptly the Key Regulatory Approvals, including the Antitrust Approvals. In furtherance of the foregoing, each Party agreed to (i) make any appropriate filing pursuant to the HSR Act and any other applicable Antitrust Laws with respect to the transactions contemplated by the Arrangement Agreement within fifteen (15) Business Days after the date of the Arrangement Agreement, such time period having been extended from ten (10) Business Days as mutually agreed by the Parties in writing, (ii) respond as promptly as practicable to any request for additional information and documentary material from any Governmental Entity pursuant to any Antitrust Law, and (iii) make such applications and submissions as may be required in order to obtain and maintain any other Key Regulatory Approvals as promptly as practicable after the date of the Arrangement Agreement, and (iv) take certain other actions as set forth in the Columbia Care Disclosure Letter. The Parties further agreed to reasonably cooperate with one another to submit such filings contemporaneously and will request that any filings for the Key Regulatory Approvals be processed by the applicable Governmental Entity on an expedited basis where possible and, to the extent that a public hearing is held, the Parties will request the earliest possible hearing date for the consideration of the Key Regulatory Approvals and provide reasonable cooperation to prepare for and participate in such hearing(s).
Prior to submitting or making any substantive correspondence, filing or communication to any Governmental Entity or members of their respective staffs, regarding the Antitrust Laws or any efforts to secure any Key Regulatory Approvals, to the extent permitted by applicable Law, the Parties will first provide the other Party with a copy of such correspondence, filing or communication in draft form and give such other Party a reasonable opportunity to discuss its content before it is submitted or filed with the relevant Governmental Entities, and will consider and take account of all reasonable comments timely made by the other Party with respect thereto. To the extent permitted by applicable Law, each of the Parties will ensure that the other Party is given the opportunity to attend any substantive meetings with or other appearances before any Governmental Entity relating to any Key Regulatory Approval.
Each of Cresco and the Company has agreed to pay 50% of all filing fees incurred in connection with obtaining any necessary or appropriate Antitrust Approvals.
The Parties will use best efforts to resolve any objections that a Governmental Entity may assert under any Law with respect to the Arrangement, and to avoid or eliminate each and every impediment under any Law that may be asserted by any Governmental Entity with respect to the Arrangement so as to enable the completion of the Arrangement to occur as promptly as practicable and in any event no later than the Outside Date. The Parties’ best efforts will include agreeing to propose, negotiate, commit to and effect, by consent decree or otherwise, the sale, divestiture, license, or disposition of any businesses, assets, equity interests, product lines or properties of Columbia Care or Cresco (or any of their respective Subsidiaries) identified in the Columbia Care Disclosure Letter, including by proposing, negotiating, committing to, and effecting, any ancillary agreements or arrangements reasonably necessary to effectuate such sale, divestiture, license, or disposition (including, but not limited to, any temporary, pre-divestiture hold separate order) as may be required in order to obtain all Key Regulatory Approvals or to avoid the commencement of any action to prohibit the Arrangement under any Law, or to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other order in any action or proceeding seeking to prohibit the Arrangement or delay the completion of the Arrangement beyond the Outside Date. No Party will have any obligation to litigate or contest any administrative or judicial action or proceeding or any decree, judgment, injunction or other order, whether temporary, preliminary or permanent.
Pre-Acquisition Reorganization
Upon request of Cresco and at Cresco’s expense, the Company will be required to perform certain reorganizations of its corporate structure, capital structure, business, operations and assets or such other transactions and cooperate with Cresco and its advisors to determine the nature of such transactions that might be undertaken and the manner in which they would most effectively be undertaken, provided that such transactions:
(a)
can be implemented immediately prior to the Effective Date;

(b)
is not materially prejudicial to the Company or the Columbia Care Shareholders, as a whole, in any material respect;

(c)
does not materially and unreasonably interfere with the ongoing operations of the Company and its Subsidiaries taken as a whole;

(d)
does not result in (i) any material breach by the Company of any Material Contract; (ii) a breach of any Law or (iii) a breach of the Company’s or any of its Subsidiaries’ Constating Documents;

(e)
does not require the approval of the Columbia Care Shareholders;

(f)
would not adversely impact any of the Regulatory Approvals in any material respect;

(g)
would not reasonably be expected to impede or delay the completion of the Arrangement in any material respect;

(h)
would not result in any Taxes being imposed on, or any adverse Tax or other consequences to any securityholder of the Company greater than the Taxes or other consequences to such party in connection with the Arrangement in the absence of any Pre-Acquisition Reorganization;

(i)
will not become effective unless Cresco has waived or confirmed in writing the satisfaction of all conditions in its favour under the Arrangement Agreement and will have confirmed in writing that it is prepared to promptly and without condition proceed to effect the Arrangement; and

(j)
can be unwound in the event the Arrangement is not consummated without adversely affecting the Company or any of its Subsidiaries in any material manner.

Cresco has agreed to indemnify the Company, its Subsidiaries and their respective officers, directors and employees for all costs or losses, liabilities, damages, claims, costs, expenses, interest awards, judgments and penalties, including any adverse Tax consequences, out of-pocket costs and expenses, including out-of-pocket legal fees and disbursements, suffered or incurred in connection with or as a result of any proposed reorganization transactions or the unwinding of any such transactions.
Indemnification and Insurance
The Arrangement Agreement provides that, prior to the Effective Date, the Company will purchase customary “tail” policies of directors’ and officers’ liability insurance providing protection no less favourable in the aggregate to the protection provided by the policies maintained by the Company and its Subsidiaries which are in effect immediately prior to the Effective Date and providing protection in respect of claims arising from facts or events which occurred on or prior to the Effective Date and Cresco will, or will cause Columbia Care and its Subsidiaries to maintain such tail policies in effect without any reduction in scope or coverage for six years from the Effective Date; provided that Cresco is not required to pay any amounts in respect of such coverage prior to the Effective Time and provided further that the cost of such policies will not exceed 300% of the Company’s current annual aggregate premium for directors’ and officers’ liability insurance policies maintained by the Company and its Subsidiaries as of the date of the Arrangement Agreement.
Cresco will, from and after the Effective Time, honour all rights to indemnification or exculpation now existing in favour of present and former employees, officers and directors of Columbia Care and its Subsidiaries to the extent that they are contained in the Constating Documents of the Company or disclosed in the Columbia Care Disclosure Letter, and acknowledges that such rights will survive unamended the completion of the Plan of Arrangement and will continue in full force and effect in accordance with their terms for a period of not less than six years from the Effective Date.
NEO and CSE Delisting
Subject to Laws, Cresco and Columbia Care will use their commercially reasonable efforts to cause Columbia Care Common Shares to be de-listed from the NEO, the CSE and any other stock exchange on which the Columbia Care Common Shares are listed or quoted with effect promptly following the acquisition by Cresco of the Columbia Care Shares pursuant to the Arrangement.
Appointment of Directors
On the Effective Date, in accordance with the steps set forth in the Plan of Arrangement, Cresco will (a) set the number of directors on its board of directors at thirteen, and (b) subject to the receipt of customary regulatory approvals, appoint to Cresco’s board of directors up to three individuals nominated by the Company (such group of three to include Nicholas Vita, who would also join the executive committee of Cresco’s board of directors), each of which must be acceptable to Cresco, acting reasonably.
Convertible Securities
To the extent permitted by applicable Law, Cresco will, as promptly as practicable following the Effective Date, cause a registration statement on Form S-8 to be filed with the SEC which registers the issuance of the Cresco Shares issuable upon exercise, vesting or settlement of the Replacement Options, Replacement PSUs and Replacement RSUs, as applicable. If Cresco is not permitted by applicable Law to file a Form S-8 registering the issuance of the Cresco Shares issuable upon exercise, vesting or settlement, as applicable, of the Replacement Options, Replacement PSUs and Replacement RSUs, Cresco will promptly file a registration statement on appropriate form to register the resale of the Cresco Shares issuable upon exercise, vesting or settlement of the Replacement Options, Replacement PSUs and Replacement RSUs, as applicable or otherwise take all necessary actions to cause the Cresco Shares issuable upon exercise, vesting or settlement of the Replacement Options, Replacement PSUs and Replacement RSUs, as applicable, to be issued without restrictive legends.
Indebtedness
The Company will use commercially reasonable efforts to provide information reasonably requested and required by Cresco in connection with the Company and its Subsidiaries becoming guarantors for Cresco’s senior secured credit facility and providing security over all, or substantially all, of the assets of the Company and its Subsidiaries as additional security for such senior secured credit facility.
Cresco has agreed to indemnify and hold harmless the Company, its Subsidiaries and their respective directors, officers, employees, agents and representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by any of them in connection with or as a result of their compliance with a request made by Cresco, except to the extent any of the foregoing arises from the bad faith, gross negligence or willful misconduct of the Company or any of its Subsidiaries or their respective directors, officers, employees, agents and representatives.
Purchase of Minority Interests
The Company will, and will cause its Subsidiaries to, use best efforts to purchase or otherwise acquire prior to the Effective Date the equity interests in its Subsidiaries held by each of those Persons listed in the Columbia Care Disclosure Letter, in each case on terms satisfactory to Cresco, acting reasonably.
gLeaf Amendments
The Company will use commercially reasonable efforts to amend the gLeaf Agreement, to provide that any Columbia Care Common Shares that may be become issuable to the parties thereto following completion of the Arrangement may be satisfied by the delivery of that number of Cresco Shares determined based on the Exchange Ratio.
Conditions for Completion of the Arrangement
Conditions in favour of Cresco and Columbia Care
The closing of the Arrangement is subject to the following outstanding terms and conditions for the mutual benefit of Cresco and Columbia Care, to be fulfilled or performed at or prior to the Effective Time:
(a)
The Arrangement Resolution has been approved and adopted by the Columbia Care Shareholders at the Meeting in accordance with the Interim Order and applicable Law.

(b)
The Interim Order and the Final Order have each been obtained on terms consistent with the Arrangement Agreement, and have not been set aside or modified in a manner unacceptable to either the Company or Cresco, each acting reasonably, on appeal or otherwise.

(c)
The Antitrust Approval has been made, given or obtained on terms acceptable to Cresco, acting reasonably, and is in force and has not been modified or rescinded.

(d)
No Law is in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company or Cresco from consummating the Arrangement.

(e)
The distribution of the Cresco Shares pursuant to the Arrangement will be exempt from the registration requirements of applicable Securities Laws in Canada either by virtue of exemptive relief from the securities regulatory authorities of each of the provinces of Canada or by virtue of exemptions under applicable Securities Laws and will not be subject to resale restrictions in Canada under applicable Securities Laws (other than as applicable to control persons or pursuant to Section 2.6 of National Instrument 45-102 — Resale of Securities).

(f)
The issuance of the Cresco Shares, Replacement Options, Replacement RSUs and Replacement PSUs pursuant to the Arrangement will be exempt from the registration requirements of the U.S. Securities Act.

Conditions in favour of Cresco
The closing of the Arrangement is subject to the following outstanding terms and conditions for the exclusive benefit of Cresco, to be fulfilled or performed at or prior to the Effective Time:
(a)
The representations and warranties of the Company set forth in Section (b) [Organization and Qualification], Section (c) [Authority Relative to the Arrangement Agreement], Section (f) [Capitalization], Section (w) [Authorizations], and Section (cc) [Brokers] of Schedule “C” of the Arrangement Agreement were true and correct as of the date of the Arrangement Agreement and are true and correct as of the Effective Time other than for de minimis inaccuracies, and all other representations and warranties of the Company set forth in the Arrangement Agreement were true and correct as of the date of the Arrangement Agreement and are true and correct as of the Effective Time in all respects, except where any failure or failures of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Columbia Care Material Adverse Effect (disregarding any materiality or “Columbia Care Material Adverse Effect” qualification contained in any such representation and warranty for the purpose of determining whether any such failure or failures would not, individually or in the aggregate, reasonably be expected to result in such a Columbia Care Material Adverse Effect), in each case except for representations and warranties made as of a specified date, the accuracy of which will be determined as of such specified date, and the Company has delivered a certificate confirming same to Cresco, executed by two senior officers of the Company (in each case without personal liability) addressed to Cresco and dated the Effective Date.

(b)
The Company has fulfilled or complied in all material respects with each of the covenants of the Company contained in the Arrangement Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and the Company has delivered a certificate confirming same to Cresco, executed by two senior officers of the Company (in each case without personal liability) addressed to Cresco and dated the Effective Date.

(c)
Each of the Key Regulatory Approvals has been made, given or obtained on terms acceptable to Cresco, acting reasonably, and each such Key Regulatory Approval is in force and has not been modified or rescinded.

(d)
Other than in connection with any Regulatory Approval, there is no action or proceeding (whether, for greater certainty, by a Governmental Entity or any other Person other than Cresco or a Subsidiary of Cresco) pending or threatened in any jurisdiction to: (a) cease trade, enjoin, prohibit, or impose any material limitations, damages or conditions on, Cresco’s ability to acquire, hold, or exercise full rights of ownership over, any Columbia Care Shares, including the right to vote the Columbia Care Shares; (b) prohibit or restrict the Arrangement, or the ownership or operation by Cresco or its Subsidiaries of a material portion of the business or assets of Cresco and its Subsidiaries, the Company or any of its Subsidiaries, or compel Cresco or its Subsidiaries to dispose of or hold separate any material portion of the business or assets of Cresco and its Subsidiaries, the Company or any of its Subsidiaries as a result of the Arrangement or the transactions contemplated by the Arrangement Agreement; or (c) prevent or materially delay the consummation of the Arrangement, or if the Arrangement is consummated, have a Columbia Care Material Adverse Effect or a material and adverse effect on Cresco.
(e)
Dissent Rights have not been exercised (excluding any Dissent Rights that have been exercised and subsequently withdrawn) with respect to more than 5.0% of the issued and outstanding Columbia Care Shares.

(f)
Since the date of the Arrangement Agreement, there will have not occurred or have been disclosed to the public (if previously undisclosed to the public) a Columbia Care Material Adverse Effect.

(g)
The Company will have acquired for no consideration the equity interests in its Subsidiaries held by each of the Persons listed in Section 4.16 of the Columbia Care Disclosure Letter, in each case on terms and conditions satisfactory to Cresco, acting reasonably.

Conditions in favour of the Company
The closing of the Arrangement is subject to the following terms and conditions for the exclusive benefit of the Company, to be fulfilled or performed at or prior to the Effective Time:
(a)
The representations and warranties of Cresco set forth in Section (a) Organization and Qualification, Section (b) Authority Relative to this Agreement, Section (e) Capitalization, Section (p) Authorizations, and Section (dd) Brokers of Schedule D of the Arrangement Agreement were true and correct as of the date of the Arrangement Agreement and are true and correct as of the Effective Time other than for de minimis inaccuracies, and all other representations and warranties of Cresco set forth in the Arrangement Agreement were true and correct as of the date of the Arrangement Agreement and are true and correct as of the Effective Time in all respects, except where any failure or failures of such representations and warranties to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Cresco Material Adverse Effect (disregarding any materiality or “Cresco Material Adverse Effect” qualification contained in any such representation and warranty for the purpose of determining whether any such failure or failures would not, individually or in the aggregate, reasonably be expected to result in such a Cresco Material Adverse Effect), in each case except for representations and warranties made as of a specified date, the accuracy of which will be determined as of such specified date, and Cresco has delivered a certificate confirming same to Columbia Care, executed by two senior officers of Cresco (in each case without personal liability) addressed to Columbia Care and dated the Effective Date.

(b)
Cresco has fulfilled or complied in all material respects with each of the covenants of Cresco contained in the Arrangement Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and Cresco has delivered a certificate confirming same to Company, executed by two senior officers of Cresco (in each case without personal liability) addressed to Columbia Care and dated the Effective Date.

(c)
Since the date of the Arrangement Agreement, there will have not occurred or have been disclosed to the public (if previously undisclosed to the public) a Cresco Material Adverse Effect.

(d)
No delisting from the CSE or cease trade order issued by any Governmental Entity in respect of the Cresco Shares will have occurred since the date of the Arrangement Agreement that remains in effect.

Notice and Cure
The Arrangement Agreement provides that each Party will promptly notify the other Party of the occurrence, or failure to occur, of any event or state of facts which occurrence would, or would be reasonably like to:
(a)
cause any of the representations or warranties of such Party contained in the Arrangement

Agreement to be untrue or inaccurate in any material respect at any time from the date of the Arrangement Agreement to the Effective Time if such failure to be true or accurate would cause any condition in Sections 6.2(1) [Company Reps and Warranties Conditions] or 6.3(1) [Purchaser Reps and Warranties Conditions] of the Arrangement Agreement, as applicable, to not be satisfied;
(b)
result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party under the Arrangement Agreement if such failure to comply would cause any condition in Sections 6.2(2) [Company Covenants Condition] or 6.3(2) [Purchaser Covenants Condition] of the Arrangement Agreement, as applicable, to not be satisfied; or

(c)
result in the failure to satisfy any of the conditions precedent in favour of the other Party contained in Sections 6.1, 6.2 and 6.3 of the Arrangement Agreement, as the case may be.

Cresco may not elect to exercise its right to terminate the Arrangement Agreement pursuant to Sections 7.2(1)(d)(i) or 7.2(1)(d)(iv) and Columbia Care may not elect to exercise its right to terminate the Arrangement Agreement pursuant to Sections 7.2(1)(c)(i) or 7.2(1)(c)(iii), unless the Terminating Party (as defined in the Arrangement Agreement) has delivered a Termination Notice (as defined in the Arrangement Agreement) to the Breaching Party (as defined in the Arrangement Agreement) specifying in reasonable detail all breaches of covenants, or incorrect representations and warranties or other matters which the Terminating Party asserts as the basis for termination. After delivering a Termination Notice, provided the Breaching Party is proceeding diligently to cure such matter and such matter is capable of being cured prior to the Outside Date (with any intentional breach being deemed to be incurable), the Terminating Party may not exercise such termination right until the earlier of (a) the Outside Date, and (b) if such matter has not been cured by the date that is 10 Business Days following receipt of such Termination Notice by the Breaching Party.
If the Terminating Party delivers a Termination Notice prior to the date of the Meeting, unless the Parties agree otherwise, the Company shall, to the extent permitted by Law, postpone or adjourn the Meeting to the earlier of (a) 10 Business Days prior to the Outside Date and (b) the date that is 10 Business Days following receipt of such Termination Notice by the Breaching Party. If such notice has been delivered prior to the making of the application for the Final Order, such application shall be postponed until the expiry of such period.
Additional Covenants Regarding Non-Solicitation
Except as expressly provided in the Arrangement Agreement, the Company and its Subsidiaries will not, directly or indirectly, through any officer, director, employee, representative (including any financial or other adviser) or agent of the Company or of any of its Subsidiaries, or otherwise, and will not permit any such Person to:
(a)
solicit, assist, initiate, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of the Company or any Subsidiary) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

(b)
enter into or otherwise engage or participate in any discussions or negotiations with any Person (other than Cresco or any of its affiliates) regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal; or

(c)
make a Change in Recommendation other than following the occurrence of a Cresco Material Adverse Effect.

The Arrangement Agreement requires the Company to, and to cause its Subsidiaries and their respective Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion, negotiations, or other activities commenced on or prior to the date of the Arrangement Agreement with any Person (other than Cresco) with respect to any inquiry, proposal or offer that constitutes, or may reasonably be expected to constitute or lead to, an Acquisition Proposal, and in connection therewith the Company will:

(a)
promptly discontinue access to and disclosure of all confidential information, including any data room and any confidential information, properties, facilities, books and records of the Company or any of its Subsidiaries; and

(b)
within two Business Days of the date of the Arrangement Agreement, to the extent it is permitted to do so, request, and use commercially reasonable efforts to exercise all rights it has to require (i) the return or destruction of all copies of any confidential information regarding the Company or any Subsidiary of Columbia Care provided to any such Person other than Cresco; and (ii) the destruction of such material including or incorporating or otherwise reflecting such confidential information regarding the Company or any Subsidiary of Columbia Care, to the extent that such information has not previously been returned or destroyed, using its commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights or entitlements.

Notification of Acquisition Proposal
If the Company or any of its Subsidiaries receives any bona fide inquiry, proposal or offer that constitutes or could reasonably be expected to constitute or lead to an Acquisition Proposal, or any request for copies of, access to, or disclosure of, confidential information relating to the Company or any Subsidiary in relation to a possible Acquisition Proposal, the Company (a) will promptly notify Cresco, at first orally within 24 hours, and then, and in any event within 48 hours in writing, of such Acquisition Proposal, inquiry, proposal, offer or request, including a description of its material terms and conditions, the identity of all Persons making the Acquisition Proposal, inquiry, proposal, offer or request, and will provide Cresco with copies of all documents, correspondence or other material received in respect of, from or on behalf of any such Person and such other details of such Acquisition Proposal, inquiry, proposal, offer or request as Cresco may reasonably request in writing; and (b) may contact the Person making such Acquisition Proposal, inquiry, proposal, offer or request and its Representatives solely for the purpose of clarifying the terms and conditions of such Acquisition Proposal, inquiry, proposal, offer or request so as to determine whether such Acquisition Proposal, inquiry, proposal, offer or request is, or may reasonably be expected to constitute or lead to, a Superior Proposal.
Columbia Care will keep Cresco reasonably informed on a prompt basis of the status of material developments and negotiations with respect to any Acquisition Proposal, inquiry, proposal, offer or request, including any material changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer or request and will provide Cresco with copies of all material correspondence and documents if in writing or electronic form, and if not in writing or electronic form, a description of the material terms of such correspondence communicated to Columbia Care by or on behalf of any Person making such Acquisition Proposal, inquiry, proposal, offer or request.
Responding to an Acquisition Proposal
If at any time, prior to obtaining the Required Shareholder Approval at the Meeting, Columbia Care receives an unsolicited written Acquisition Proposal, Columbia Care and its Representatives may engage in or participate in discussions or negotiations with such Person regarding such Acquisition Proposal and may provide copies of, access to or disclosure of confidential information, properties, facilities, books or records of the Company or its Subsidiaries, if and only if:
(a)
the Columbia Care Board first determines in good faith, after consultation with its financial advisors and its outside legal counsel, that such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal (disregarding for such determination any due diligence or access condition);

(b)
such Person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill, non-disclosure, use, business purpose or similar agreement or restriction with the Company or its Subsidiaries;

(c)
the Acquisition Proposal did not arise as a result of a violation, in any material respect, by the Company of Article 5 [Additional Covenants Regarding Non-Solicitation] of the Arrangement Agreement;

(d)
prior to providing copies of, access to or disclosure of confidential information, properties, facilities, books or records of the Company or its Subsidiaries, the Company enters into a confidentiality and standstill agreement with such Person on customary terms having a term not less than 12 months, provided that such confidentiality and standstill agreement may allow such Person to make an Acquisition Proposal and related communication confidentially to the Columbia Care Board; and

(e)
the Company promptly provides Cresco with:

(i)
prior written notice stating the Company’s intention to participate in such discussions or negotiations and to provide such copies, access or disclosure;

(ii)
prior to providing any such copies, access or disclosure, a true, complete and final executed copy of the confidentiality and standstill agreement referred to in subsection (d) above; and

(iii)
any non-public information concerning the Company and its Subsidiaries provided to such other Person which was not previously provided to Cresco.

Right to Match
If the Company receives an Acquisition Proposal that constitutes a Superior Proposal prior to obtaining the Required Shareholder Approval, the Columbia Care Board may, or may cause Columbia Care to make a Change in Recommendation or approve, recommend or enter into a definitive agreement with respect to such Superior Proposal, if and only if:
(a)
the Person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill, non-disclosure or similar agreement or restriction;

(b)
the Acquisition Proposal did not arise as a result of a violation, in any material respect, by the Company of Article 5 [Additional Covenants Regarding Non-Solicitation] of the Arrangement Agreement;

(c)
the Company has delivered to Cresco a written notice of the determination of the Columbia Care Board that such Acquisition Proposal constitutes a Superior Proposal and of the intention of the Columbia Care Board to enter into such definitive agreement, together with a written notice from the Columbia Care Board regarding the value and financial terms that the Columbia Care Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under such Superior Proposal (the “Superior Proposal Notice”);

(d)
the Company or its Representatives has provided Cresco a copy of the proposed definitive agreement for the Superior Proposal;

(e)
at least five Business Days (the “Matching Period”) have elapsed from the date that is the later of the date on which Cresco received the Superior Proposal Notice and the date on which Cresco received a copy of the proposed definitive agreement for the Superior Proposal from the Company;

(f)
during any Matching Period, Cresco has had the opportunity (but not the obligation) in accordance with the Arrangement Agreement to offer to amend the Arrangement Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

(g)
after the Matching Period, the Columbia Care Board has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal (and, if applicable, compared to the terms of the Arrangement as proposed to be amended by Cresco);

(h)
the Columbia Care Board has determined in good faith, after consultation with the Company’s outside legal counsel that the failure to take the relevant action would be inconsistent with its fiduciary duties; and

(i)
prior to or concurrently with making a Change in Recommendation or entering into such definitive agreement, the Company terminates the Arrangement Agreement pursuant Section 7.2(1)(c)(ii) of the Arrangement Agreement and pays the Termination Fee pursuant to Section 8.2(3)(a) of the Arrangement Agreement.

During the Matching Period, or such longer period as the Company may approve in writing for such purpose (in its sole discretion): (a) the Columbia Care Board will review any offer made by Cresco to amend the terms of the Arrangement Agreement in good faith, in consultation with the Company’s outside legal counsel and financial advisors, in order to determine whether such proposal would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal; and (b) if the Columbia Care Board determines such Acquisition Proposal would cease to be a Superior Proposal as a result of such amendment, the Company will negotiate in good faith with Cresco to make such amendments to the terms of the Arrangement Agreement as would enable Cresco to proceed with the transactions contemplated thereby on such amended terms. If the Columbia Care Board determines that such Acquisition Proposal would cease to be a Superior Proposal, the Company will promptly so advise Cresco and the Company and Cresco will amend the Arrangement Agreement to reflect such offer made by Cresco, and will take and cause to be taken all such actions as are necessary to give effect to the foregoing.
Each successive amendment or modification to any Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by the Columbia Care Shareholders or other material terms or conditions thereof will constitute a new Acquisition Proposal for the purposes of Section 5.4 of the Arrangement Agreement, and Cresco will be afforded a new five Business Day Matching Period from the later of the date on which Cresco received the new Superior Proposal Notice from the Company and the date on which Cresco received a copy of the proposed definitive agreement for the new Superior Proposal from the Company.
At Cresco’s reasonable request, the Columbia Care Board will promptly reaffirm the Columbia Care Board Recommendation by press release after any Acquisition Proposal which is not determined to be a Superior Proposal is publicly announced or if the Columbia Care Board determines that a proposed amendment to the terms of the Arrangement Agreement as contemplated under Section 5.4(2) of the Arrangement Agreement would result in an Acquisition Proposal which has been publicly announced no longer being a Superior Proposal. The Company will provide Cresco and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and will consider all reasonable comments to such press release as requested by Cresco and its outside legal counsel.
If the Company provides a Superior Proposal Notice to Cresco after a date that is less than five Business Days before the Meeting, the Company will either proceed with or will postpone or adjourn the Meeting to a date acceptable to both Columbia Care and Cresco (acting reasonably), that is not more than five Business Days after the scheduled date of the Meeting, but in any event to a date that is not less than six Business Days prior to the Outside Date.
Termination of Arrangement Agreement
The Arrangement Agreement may be terminated prior to the Effective Time (notwithstanding any approval of the Arrangement Agreement or the Arrangement Resolution by Columbia Care Shareholders or the approval of the Arrangement by the Court) by:
(a)
the mutual written agreement of the Parties; or

(b)
either the Company or Cresco if:

(i)
the Required Shareholder Approval is not obtained at the Meeting in accordance with the Interim Order, provided that a Party may not terminate the Arrangement Agreement if the failure to obtain the Required Shareholder Approval has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Arrangement Agreement;

(ii)
after the date of the Arrangement Agreement, any Law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Company or Cresco from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable, provided the Party seeking to terminate the Arrangement Agreement has used its commercially reasonable efforts to, as applicable, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or
(iii)
the Effective Time does not occur on or prior to the Outside Date, provided that a Party may not terminate the Arrangement Agreement if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Arrangement Agreement; or

(c)
the Company if:

(i)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Cresco under the Arrangement Agreement occurs that would cause any condition in Section 6.3(1) [Purchaser Reps and Warranties Condition] or Section 6.3(1) [Purchaser Covenants Condition] of the Arrangement Agreement not to be satisfied, and such breach or failure is incapable of being cured or is not cured on or prior to the Outside Date in accordance with the terms of Section 4.8(3) of the Arrangement Agreement; provided that the Company is not then in breach of the Arrangement Agreement so as to directly or indirectly cause any condition in Section 6.2(1) [Company Reps and Warranties Condition] or Section 6.2(2) [Company Covenants Condition] of the Arrangement Agreement not to be satisfied;

(ii)
prior to obtaining the Required Shareholder Approval, the Columbia Care Board makes a Change in Recommendation or the Company enters into a written agreement (other than a confidentiality agreement permitted by and in accordance with Section 5.4 of the Arrangement Agreement) with respect to a Superior Proposal in accordance with Section 5.4 of the Arrangement Agreement, provided the Company is then in compliance with Article 5 of the Arrangement Agreement, in all material respects, and that prior to or concurrent with such termination, the Company pays the Termination Fee in accordance with Section 8.2(1) of the Arrangement Agreement; or

(iii)
since the date of the Arrangement Agreement, there has occurred and is continuing a Cresco Material Adverse Effect which is incapable of being cured on or prior to the Outside Date; or

(d)
Cresco if:

(i)
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under the Arrangement Agreement occurs that would cause any condition in Section 6.2(1) [Company Reps and Warranties Condition] or Section 6.2(2) [Company Covenants Condition] of the Arrangement Agreement not to be satisfied, and such breach or failure is incapable of being cured on or prior to the Outside Date or is not cured in accordance with the terms of Section 4.8(3) of the Arrangement Agreement; provided that Cresco is not then in breach of the Arrangement Agreement so as to directly or indirectly cause any condition in Section 6.3(1) [Purchaser Reps and Warranties Condition] or Section 6.3(1) [Purchaser Covenants Condition] not to be satisfied;

(ii)
the Columbia Care Board or the Columbia Care Special Committee (A) fails to unanimously recommend or withdraws, amends, modifies or qualifies, or publicly proposes or states an intention to withdraw, amend, modify or qualify, in a manner adverse to Cresco, the Columbia Care Board Recommendation, (B) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend or takes no position or a neutral position, in each case with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for more than five Business Days (or beyond the third Business Day prior to the date of the Meeting, if sooner), (C) enters into (other than a confidentiality agreement permitted by and in accordance with Section 5.3 of the Arrangement Agreement) or publicly proposes to enter into, any agreement, letter of intent, or Contract in respect of an Acquisition Proposal; (D) fails to publicly reaffirm the Columbia Care Board Recommendation (without qualification) within five Business Days after having been requested in writing by Cresco to do so, acting reasonably (collectively, a “Change in Recommendation”), or (E) the Company breaches Article 5 [Additional Covenants Regarding Non-Solicitation] of the Arrangement Agreement in any material respect;
(iii)
any event occurs as a result of which the condition set forth in Section 6.2(5) [Dissent Rights Condition] of the Arrangement Agreement is not capable of being satisfied by the Outside Date; or

(iv)
since the date of the Arrangement Agreement, there has occurred and is continuing a Columbia Care Material Adverse Effect, which is incapable of being cured on or prior to the Outside Date.

The Party desiring to terminate the Arrangement Agreement will give notice of such termination to the other Party, specifying in reasonable detail the basis for such Party’s exercise of its termination right.
Termination Fee
The Termination Fee is payable by the Company to Cresco in the event that:
(a)
Cresco terminates the Arrangement Agreement following a Change in Recommendation, or a breach by the Company of any of its covenants regarding non-solicitation in any material respect;

(b)
Columbia Care terminates the Arrangement Agreement following a Change in Recommendation or the entering by the Company into a written agreement (other than a confidentiality agreement permitted by and in accordance with Section 5.4 of the Arrangement Agreement) with respect to a Superior Proposal in accordance with Section 5.4 of the Arrangement Agreement;

(c)
the Company or Cresco terminates the Arrangement Agreement:

(i)
if the Required Shareholder Approval is not obtained;

(ii)
the Effective Time does not occur on or prior to the Outside Date; or

(iii)
Cresco terminates the Arrangement Agreement as a result of the Company’s breach of its representations or warranties;

in each circumstance if: (A) prior to such termination, an Acquisition Proposal is publicly announced or otherwise publicly disclosed by any Person (other than Cresco or any of its affiliates) or any Person (other than Cresco or any of its affiliates) will have publicly announced an intention to make an Acquisition Proposal; and (B) within twelve months following the date of such termination: (I) an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in (A) above) is consummated; or (II) the Company or one or more of its Subsidiaries, directly or indirectly, in one or more transactions, enters into a contract in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in (A) above) and such Acquisition Proposal is later consummated (whether or not within twelve months after such termination).
For purposes of the foregoing, the term “Acquisition Proposal” has the meaning assigned under Appendix A, except that references to “20% or more” will be deemed to be references to “50% or more”.
UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
Columbia Care is providing the unaudited pro forma condensed combined financial information under Appendix K to aid you in your analysis of the financial aspects of the Arrangement and related transactions. The unaudited pro forma condensed combined financial statements are based on the historical consolidated financial statements of Columbia Care and Cresco, as adjusted to give effect to the Arrangement. The unaudited pro forma condensed combined balance sheets at March 31, 2022 and December 31, 2021 give effect to the Arrangement as if it had occurred on January 1, 2021. The unaudited pro forma condensed statement of operations for the three months ended March 31, 2022 and the year ended December 31, 2021 give effect to the Arrangement as if it had occurred on January 1, 2021.

The pro forma financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the Arrangement occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial condition and results of operations of the combined company may differ significantly from the pro forma amounts reflected herein due to a variety of factors, including differences in accounting policies, elections, and estimates.
SECURITIES LAW MATTERS
The following is a brief summary of the Canadian and United States securities law considerations applying to the transactions contemplated herein not discussed elsewhere in this Circular.
Canadian Securities Laws
The following is only a general overview of certain requirements of Canadian Securities Laws relating to the Arrangement that may be applicable to Columbia Care securityholders. Each Columbia Care securityholder is urged to consult such person’s professional advisors to determine the Canadian conditions and restrictions applicable to trades in the securities issuable pursuant to the Arrangement.
The issuance of securities pursuant to the Arrangement will constitute a distribution of securities that is exempt from the prospectus requirement of applicable Canadian Securities Laws. Securities issued pursuant to the Arrangement may be resold, subject to the terms of such security, in each province and territory of Canada, provided: (i) that Cresco is a reporting issuer in a jurisdiction of Canada for the four months immediately preceding the trade; (ii) the trade is not a “control distribution” as defined in NI 45-102; (iii) no unusual effort is made to prepare the market or create a demand for those securities; (iv) no extraordinary commission or consideration is paid in respect of that trade; and (v) if the selling securityholder is an “insider” or “officer” of Cresco (as such terms are defined by applicable Canadian Securities Laws), the insider or officer has no reasonable grounds to believe that Cresco is in default of applicable Canadian Securities Laws.
To the extent that a Columbia Care securityholder resides outside Canada, the securities received by such person may be subject to certain additional transfer restrictions under Securities Laws. All Columbia Care securityholders residing outside Canada are advised to consult their own legal advisors regarding such transfer restrictions.
Application of Multilateral Instrument 61-101
Columbia Care is a reporting issuer (or its equivalent) in all of the provinces of Canada except in Quebec and, accordingly, is subject to the applicable Securities Laws of such provinces, including MI 61-101 which has been adopted in Ontario and certain other provinces of Canada. MI 61-101 regulates transactions which raise the potential for conflicts of interest, including issuer bids, insider bids, related party transactions and business combinations.
MI 61-101 is intended to ensure the protection and fair treatment of all securityholders. MI 61-101 regulates certain transactions, generally requiring enhanced disclosure, approval by a majority of the minority securityholders excluding interested parties, related parties of interested parties and their joint actors and, in certain circumstances, independent valuations. The protections of MI 61-101 generally apply to “business combination” (as defined in MI 61-101) transactions in which the interests of securityholders may be terminated without their consent and where, inter alia, a “related party” of an issuer (as defined in MI 61-101 and including directors, executive officers and shareholders holding over 10% of outstanding voting shares of the issuer) is entitled to receive, inter alia, a “collateral benefit” (as defined in MI 61-101) in connection with an arrangement.
As previously described in this Circular, all of the outstanding Columbia Care Shares will be exchanged for Cresco Shares under the terms of the Plan of Arrangement. Unless no related party of Columbia Care is entitled to receive a “collateral benefit” (as defined in MI 61-101) in connection with the Arrangement, the transaction would be considered a “business combination” and subject to the minority approval requirements at the Meeting.
A collateral benefit (as defined in MI 61-101) includes any benefit that a related party of Columbia Care is entitled to receive as a consequence of the Arrangement, including an increase in salary, a lump sum payment, a payment for surrendering securities, or other enhancement in benefits related to services as an employee, director or consultant of Columbia Care. MI 61-101 excludes from the meaning of collateral benefit: (i) a payment per security that is identical in amount and form to the entitlement of the general body of holders in Canada of securities of the same class, as well as (ii) certain benefits to a related party received solely in connection with the related party’s services as an employee, director or consultant of an issuer, of an affiliated entity of such issuer or of a successor to the business of such issuer where: (A) the benefit is not conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to the related party for securities relinquished under the transaction; (B) the conferring of the benefit is not, by its terms, conditional on the related party supporting the transaction in any manner; (C) full particulars of the benefit are disclosed in the disclosure document for the transaction; and (D) either: (I) at the time of the transaction the related party and his or her associated entities beneficially own, or exercise control or direction over, less than 1% of the outstanding securities of each class of equity securities of the issuer; or (II) the related party discloses to an independent committee of the issuer the amount of consideration that he or she expects to be beneficially entitled to receive, under the terms of the transaction, in exchange for the equity securities he or she beneficially owns and the independent committee acting in good faith determines that the value of the benefit, net of any offsetting costs to the related party, is less than 5% of the value of the consideration the related party will receive pursuant to the terms of the transaction for the equity securities it beneficially owns, and the independent committee’s determination is disclosed in the disclosure document for the transaction.
Minority Approval Requirements
Certain of the directors and executive officers of Columbia Care hold Columbia Care RSUs and Columbia Care PSUs. The terms governing the Columbia Care RSUs and PSUs held by officers of Columbia Care granted prior to 2022 contain “double trigger” change of control provisions which provide for accelerated vesting following a change of control where there has been a qualified termination of employment following a change of control. For awards granted in 2022, their terms provide for “single trigger” vesting upon a change of control. In respect of Columbia Care RSUs held by directors of Columbia Care, for awards granted in 2022, such awards vest upon a change of control, and for any awards granted prior to 2022, such awards vest upon a change of control if the director is no longer a director of Columbia Care following such change of control or the continuing entity. In addition, certain officers of Columbia Care have an employment agreement with Columbia Care which contain certain “double trigger” change of control provisions, under which the completion of the Arrangement will be considered a change of control of Columbia Care. Accordingly, such individuals may become entitled to change of control entitlements. The acceleration of the Columbia Care RSUs and Columbia Care PSUs and receipt of change of control entitlement following a change of control and a qualified termination of employment may be considered to be collateral benefits receivable by the applicable directors and executive officers of Columbia Care for purposes of MI 61-101. See “The Arrangement — Interests of Certain Persons in the Arrangement”.
As of the Record Date, each of the directors and executive officers of Columbia Care and their respective associated entities beneficially own, or exercise control or direction over, less than 1% of each class of the issued and outstanding Columbia Care Common Shares and Columbia Care PV Shares other than Nicholas Vita (Chief Executive Officer), who owns 9.43% of the Columbia Care Common Shares (in the aggregate, Mr. Vita owns 9.10% of the votes attached to the Columbia Care Shares voting as a single class), Philip Goldberg (director), who owns 2.02% of the Columbia Care Common Shares (in the aggregate, Mr. Goldberg owns 1.95% of the votes attached to the Columbia Care Shares voting as a single class), James A.C. Kennedy, who owns 13.37% of the Columbia Care PV Shares (in the aggregate, Mr. Kennedy owns 0.48% of the votes attached to the Columbia Care Shares voting as a single class) and Johnathan May (director), who owns 21.60% of the Columbia Care PV Shares (in the aggregate, Mr. Kennedy owns 0.76% of the votes attached to the Columbia Care Shares voting as a single class)
An independent committee, in accordance with the provisions of MI 61-101, considered whether the above mentioned directors and executive officers of Columbia Care will receive a “collateral benefit” as a consequence of the Arrangement. Such committee determined that the value of any benefit (i.e. the possible acceleration of vesting of Columbia Care RSUs), net of any offsetting costs, to be received by each of Messrs. Goldberg, Kennedy and May is, in each case, less than 5% of the total value of the consideration they expect to be entitled to receive under the Arrangement in respect of their Columbia Care Shares and, therefore, each of the foregoing individuals will not receive a “collateral benefit” as a consequence of the Arrangement.

Mr. Vita may be considered to be entitled to a “collateral benefit” owing to the acceleration or potential acceleration of his Columbia Care RSUs and Columbia Care PSUs and his right in certain circumstances to receive change of control entitlements following completion of the Arrangement. See “The Arrangement — Interests of Certain Persons in the Arrangement”.
As a result of the foregoing analysis, the minority approval requirements for a business combination under MI 61-101 will apply in connection with the Arrangement. Accordingly, in addition to obtaining approval of the Arrangement Resolution by the affirmative vote of at least two-thirds (66 2∕3%) of the votes cast on the Arrangement Resolution by Columbia Care Shareholders, voting together as a single class, present or represented by proxy at the Meeting and entitled to vote at the Meeting, for the Arrangement Resolution to be effective, the Arrangement Resolution must also be approved by the affirmative vote of at least a simple majority of the votes cast on the Arrangement Resolution by Columbia Care Shareholders, voting together as a single class, present or represented by proxy at the Meeting and entitled to vote at the Meeting, excluding the votes of the persons whose votes may not be included under the minority approval requirements for a business combination under MI 61-101.
Mr. Vita is the only party whose votes will be excluded for the purposes of determining minority approval for the Arrangement under MI 61-101. As of the Record Date, Mr. Vita (including any related party or joint actor of Mr. Vita) beneficially owns, or exercises control or direction over, 36,283,801 Columbia Care Common Shares (representing approximately 9.43% of the Columbia Care Common Shares and 9.10% of the votes attaching to all of the outstanding Columbia Care Shares) which will be excluded for purposes of determining minority approval in accordance with MI 61-101.
Pursuant to an application made to the Ontario Securities Commission, as principal regulator, Columbia Care obtained an order from the Ontario Securities Commission dated May 11, 2022, exempting Columbia Care from the requirements in subsection 8.1(1) of MI 61-101 to obtain minority approval for the Arrangement from the holders of each affected class of Columbia Care Shares, in each case voting separately as a class. As a result of the granting of such order, the holders of Columbia Care Common Shares and Columbia Care PV Shares will vote together as a single class as set forth herein.
Formal Valuation
Columbia Care is not required to obtain a formal valuation under MI 61-101 as no interested party is, as a consequence of the Arrangement, directly or indirectly acquiring Columbia Care or its business and neither the Arrangement nor the transactions contemplated thereunder is a “related party transaction” (as defined in MI 61-101) for which Columbia Care would be required to obtain a formal valuation.
MI 61-101 also requires Columbia Care to disclose any “prior valuations” (as defined in MI 61-101) of Columbia Care or its material assets or securities made within the 24-month period preceding the date of this Circular. After reasonable inquiry, neither Columbia Care nor any director or officer of Columbia Care has knowledge of any such prior valuation. Disclosure is also required for any bona fide prior offer for the Columbia Care Shares during the 24 months before entry into the Arrangement Agreement. Other than as set forth herein, there has not been any such offer during such 24-month period.
U.S. Securities Laws
The following discussion is only a general overview of certain requirements of U.S. Securities Laws that may be applicable to Columbia Care Shareholders, Columbia Care Optionholders, Columbia Care RSU Holders, Columbia Care PSU Holders and holders of Columbia Care Warrants and Columbia Care Convertible Notes. Each Columbia Care securityholder is urged to consult such person’s professional advisors to determine the U.S. conditions and restrictions applicable to trades in the Cresco Shares issuable pursuant to the Arrangement. Further information applicable to the holders of such securities resident in the United States is disclosed in this Circular under the heading “Notice to Securityholders in the United States”.
Exemption From U.S. Registration
The Cresco Shares, Replacement Options, Replacement RSUs and Replacement PSUs to be distributed to Columbia Care Shareholders, Columbia Care Optionholders, Columbia Care RSU Holders and Columbia

Care PSU Holders, respectively, under the Arrangement have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and will be issued and exchanged in reliance upon the Section 3(a)(10) Exemption and exemptions under the securities laws of each of the respective U.S. states in which U.S. Columbia Care Shareholders, Columbia Care Optionholders, Columbia Care RSU Holders and Columbia Care PSU Holders reside. The Section 3(a)(10) Exemption exempts from registration a security that is issued in exchange for outstanding securities and other property where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange have the right to appear (and receive timely and adequate notice thereof), by a court or by a Governmental Entity expressly authorized by law to grant such approval. Such court or Governmental Entity must be advised before the hearing that the issuer will rely on the Section 3(a)(10) Exemption based on the court’s or Governmental Entity’s approval of the transaction.
Pursuant to the terms of the Arrangement Agreement, to the extent permitted by applicable Law, Cresco will, as promptly as practicable following the Effective Date, cause a registration statement on Form S-8 to be filed with the SEC which registers the issuance of the Cresco Shares issuable upon exercise, vesting or settlement of the Replacement Options, Replacement RSUs and Replacement PSUs, as applicable. In addition, if Cresco is not permitted by applicable Law to file a Form S-8 registering the issuance of the Cresco Shares issuable upon exercise, vesting or settlement, as applicable, of the Replacement Options, Replacement PSUs and Replacement RSUs, Cresco will promptly file a registration statement on appropriate form to register the resale of the Cresco Shares issuable upon exercise, vesting or settlement of the Replacement Options, Replacement PSUs and Replacement RSUs, as applicable or otherwise take all necessary actions to cause the Cresco Shares issuable upon exercise, vesting or settlement of the Replacement Options, Replacement PSUs and Replacement RSUs, as applicable, to be issued without restrictive legends.
The Court issued the Interim Order on May 10, 2022, and, subject to the approval of the Arrangement by the Columbia Care Shareholders, a hearing for a Final Order approving the Arrangement is currently scheduled to take place on    •   at    •   (Vancouver time) in Vancouver, British Columbia. All Columbia Care Shareholders, Columbia Care Optionholders, Columbia Care RSU Holders and Columbia Care PSU Holders are entitled to appear and be heard at this hearing, provided that they satisfy the applicable conditions set forth in the Interim Order. The Final Order of the Court will, if granted, constitute the basis for the Section 3(a)(10) Exemption with respect to the securities to be issued under the Arrangement. Prior to the hearing on the Final Order, the Court will be informed of this effect of the Final Order.
Holders of Columbia Care Options, Columbia Care RSUs and Columbia Care PSUs are advised that the Section 3(a)(10) Exemption will not be available with respect to the Cresco Shares issuable upon exercise or vesting, as applicable, of the Replacement Options, Replacement RSUs or Replacement PSUs. In addition, unless and until the registration statement on Form S-8 (or other appropriate form as described above and in the Arrangement Agreement) is filed with the SEC, the Cresco Shares issuable upon the exercise of the Replacement Options will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and may be issued only pursuant to an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. In connection with any exercise or vesting, as applicable, of Replacement Options, Replacement RSUs or Replacement PSUs, that is not registered pursuant to a Form S-8 (or other appropriate form as described above and in the Arrangement Agreement), Cresco may require the delivery of reasonably satisfactory evidence, which may include, without limitation, an opinion of counsel of recognized standing, to the effect that such exercise does not require registration under the U.S. Securities Act.
The Cresco Shares to be issued under the Arrangement will be freely transferable for purposes of the U.S. Securities Act, except that the U.S. Securities Act imposes restrictions on the resale of Cresco Shares received pursuant to the Arrangement by Persons who are, become after consummation of the Arrangement or within 90 days of the Effective Time have been, “affiliates” of Cresco.
As defined in Rule 144 under the U.S. Securities Act, an “affiliate” of an issuer is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such issuer and may include certain officers and directors of such issuer as well as principal shareholders of such issuer. “Control” means the possession, direct or indirect, of the power to direct or cause direction of the management and policies of an issuer, whether through the ownership of voting securities, by contract or otherwise.

An “affiliate” of Cresco is a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, Cresco and may include certain executive officers and directors of Cresco, as well as principal shareholders of Cresco, directors or executive officers of Columbia Care who become directors or executive officers of Cresco after the Arrangement, and any person deemed to be an affiliate of Cresco within 90 days before the closing of the Arrangement.
Any Columbia Care Shareholder who, after consummation of the Arrangement is an “affiliate” (as defined in Rule 144 under the U.S. Securities Act) of Cresco or was, at any time during the 90 days immediately before the resale of any Cresco Shares received under the Arrangement, an “affiliate” of Cresco, may not resell such Cresco Shares, unless such shares are registered under the U.S. Securities Act or an exemption from registration, such as the exemptions contained in Rule 144 and Rule 904 of Regulation S (for transfers outside the United States), is available. This Circular does not cover resales of any Cresco Shares received by any person upon completion of the Arrangement, and no person is authorized to make any use of this Circular in connection with any resale.
Holders of Columbia Care Warrants and Columbia Care Convertible Notes, are advised that the Section 3(a)(10) Exemption will not be available with respect to the Cresco Shares issuable upon exercise or conversion, as applicable, of the Columbia Care Warrants and Columbia Care Convertible Notes. The Cresco Shares issuable upon the exercise or conversion of the Columbia Care Warrants and Columbia Care Convertible Notes will be “restricted securities” within the meaning of Rule 144 under the U.S. Securities Act, and may be issued only pursuant to an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. In connection with any such exercise or conversion, Cresco may require the delivery of reasonably satisfactory evidence, which may include, without limitation, an opinion of counsel of recognized standing, to the effect that such exercise or conversion does not require registration under the U.S. Securities Act.
Affiliates — Rule 144
In general, under Rule 144, persons that are affiliates of Cresco after consummation of the Arrangement or were affiliates of Cresco within the 90 days immediately before the resale of the Cresco Shares or other Cresco securities received under the Arrangement will be entitled to sell such securities that they receive under the Arrangement in the United States, provided that the number of such shares sold, together with all other shares of the same class sold for their account during any three-month period, does not exceed the greater of 1% of the then outstanding securities of such class or, if such shares are listed on a U.S. securities exchange and/or reported through the automated quotation system of a U.S. registered securities association, the average weekly trading volume of such shares during the four calendar week period preceding the date of sale, subject to aggregation rules, specified restrictions on manner of sale, reporting requirements, and the availability of current public information about the relevant issuer. Persons that are affiliates of Cresco after the Arrangement will continue to be subject to the resale restrictions described in this paragraph for so long as they continue to be affiliates of Cresco, and for 90 days thereafter.
Affiliates — Regulation S
In general, pursuant to Rule 904 of Regulation S, persons who are affiliates of Cresco solely by virtue of their status as an officer or director of such company may sell Cresco Shares or other Cresco securities outside the United States in an “offshore transaction” (which would include a sale through the CSE, if applicable) if neither the seller nor any person acting on its behalf engages in “directed selling efforts” in the United States and no selling commission, fee or other remuneration is paid in connection with such sale other than a usual and customary broker’s commission. For purposes of Regulation S, “directed selling efforts” means, “any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being offered” in the sale transaction. Pursuant to Rule 903 of Regulation S, certain additional restrictions are applicable to a holder of Cresco securities who is an affiliate of Cresco after the Arrangement other than solely by virtue of his or her status as an officer or director of Cresco.

REGULATORY MATTERS
U.S. Antitrust Matters
Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the related rules and regulations that have been issued by the U.S. Federal Trade Commission (the “FTC”), Cresco’s acquisition of all the outstanding shares of Columbia Care in exchange for shares of Cresco as contemplated by the Arrangement Agreement may not be consummated until the expiration or termination of a waiting period following the filing of required information and documentary material with the FTC and the Antitrust Division of the U.S. Department of Justice (the “Antitrust Division”).
On April 13, 2022, Columbia Care and Cresco filed the Notification and Report Forms under the HSR Act with the FTC and the Antitrust Division in connection with the Arrangement Agreement. The initial waiting period will expire at 11:59 p.m. (Eastern Time) on May 13, 2022, unless: (i) Cresco and Columbia Care receive a request for additional information or documentary material or (ii) the FTC or the Antitrust Division grant early termination of the waiting period prior to that time. If, within the initial 30-calendar-day waiting period, either the FTC or the Antitrust Division requests additional information or documentary material, the waiting period would be extended for an additional period of 30 calendar days following the date of substantial compliance with that request. Columbia Care and Cresco may also agree to extend the waiting period prior to closing by agreement with the FTC or the Antitrust Division, as applicable. Additionally, the FTC and the Antitrust Division may terminate any extended waiting period before its expiration. On April 27, 2022, the New York Attorney General issued a subpoena to Columbia Care and indicated that they intend to conduct an antitrust investigation of the proposed transaction between Cresco Labs and Columbia Care.
Stock Exchange Matters
The Columbia Care Shares are currently listed and posted for trading on the NEO and the CSE under the symbol “CCHW”, on the OTCQX under the symbol “CCHWF” and on the Frankfurt Stock Exchange under the symbol “3LP”. Following completion of the Arrangement, Columbia Care will become a wholly-owned subsidiary of Cresco and it is anticipated that Columbia Care will apply to the applicable Canadian securities regulators to have Columbia Care cease to be a reporting issuer and Columbia Care will apply to the NEO, CSE, OTCQX and Frankfurt Stock Exchange to have the Columbia Care Shares delisted or removed from the NEO, CSE, OTCQX and Frankfurt Stock Exchange, respectively.
The Cresco Shares are currently listed and posted for trading on the CSE under the symbol “CL” and quoted on the OTCQX under the symbol “CRLBF”. It is a condition of closing that the CSE shall have conditionally approved the listing of the Cresco Shares issuable under the Arrangement (subject to official notice of issuance), as of the Effective Date (such approval being a Key Regulatory Approval), with final notice of issuance to be provided by the CSE as soon as possible thereafter. Cresco applied for conditional approval from the CSE on March 25, 2022 to list the Cresco Shares to be issued under the Arrangement to Columbia Care Shareholders (other than the Dissenting Columbia Care Shareholders) in exchange for their Columbia Care Shares (including Cresco Shares issuable upon the exercise, vesting or conversion, as applicable, of the Replacement Options, Replacement RSUs, Replacement PSUs, Columbia Care Warrants and Columbia Care Convertible Notes) on the CSE.
Cannabis Licenses
The regulations of certain states where Columbia Care holds cannabis licenses, including Arizona, Colorado, Delaware, Florida, Illinois, Maryland, Massachusetts, Missouri, New Jersey, New York, Ohio, Virginia, West Virginia and the District of Columbia, require that certain Cresco directors, officers and owners be approved by the state cannabis regulators before the completion of the Arrangement. The regulators will make a determination as to whether such individuals are qualified based on criteria in the applicable regulations. Grounds for disqualification vary by state but include: (i) criminal convictions substantially related to the qualifications, functions, or duties of the licensee; (ii) prior denials, revocations, or suspensions of cannabis licenses; (iii) material misrepresentations; and (iv) the possession of an ownership interest in a state-licensed cannabis testing laboratory. California and Pennsylvania, where Columbia Care also holds licenses, have similar processes to vet certain Cresco directors, officers and owners; however, the vetting process will occur after the completion of the Arrangement. Some states where Columbia Care holds licenses will also vet Cresco and its subsidiaries to determine whether the entities have been disciplined for cannabis related violations or fraudulent related activities in other states. In addition to state approvals, certain local jurisdictions where Columbia Care holds cannabis licenses primarily but not exclusively in California will also need to approve the ownership change to Cresco.
In certain states, Columbia Care and Cresco will need to divest licenses in order to meet license caps or other restrictions imposed by those states. Individuals and entities associated with the third parties buyers will need to be approved by state and local regulators in the manner described above. In connection therewith, Cresco and Columbia Care with advisory support from Stoic Advisory Inc., Solidum Capital Advisors, ATB Capital Markets Inc., and Gramercy Capital Group, LLC, are working to divest certain licenses and assets owned by Cresco’s and Columbia Care’s affiliated entities licensed to operate in Florida (1 license), Illinois (2 adult use dispensary licenses, 1 medical dispensary license, 1 adult use cultivation license and 1 medical cultivation license), Maryland (1 processor license), Massachusetts (3 adult use dispensary licenses, 2 medical dispensary licenses, 1 adult use cultivation license, 1 adult use product manufacturing license, and 1 medical cultivation and product manufacturing license), New York (1 license), Ohio (5 dispensary licenses, 1 processor license and 1 cultivation license), and Pennsylvania (1 grower processor license). Cresco and Columbia Care believe that the proposed divestitures are the appropriate number of licenses to divest to comply with the cannabis license limitations in the relevant states, but any and all divestitures of licenses are subject to review and approval by the relevant state regulatory bodies.
Columbia Care and Cresco will be applying for the required regulatory approvals in the states and local jurisdictions later this year.
DISSENTING SHAREHOLDERS’ RIGHTS
Columbia Care Shareholders who wish to dissent should take note that the procedures for dissenting to the Arrangement Resolution require strict compliance with the applicable dissent procedures.
Dissent Rights to the Arrangement Resolution for Shareholders
The following is a summary of the provisions of the BCBCA, as modified by the Plan of Arrangement and the Interim Order, relating to a Columbia Care Shareholder’s Dissent Rights in respect of the Arrangement Resolution. Such summary is not a comprehensive statement of the procedures to be followed by a Dissenting Columbia Care Shareholder who seeks payment of the fair value of their Columbia Care Shares and is qualified in its entirety by reference to the full text of Sections 237 to 247 of the BCBCA, which is attached to this Circular as Appendix F, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court.
The statutory provisions dealing with the right of dissent are technical and complex. Any Dissenting Columbia Care Shareholder should seek independent legal advice, as failure to comply strictly with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, may result in the loss of all Dissent Rights.
Registered Columbia Care Shareholders as at the Record Date may exercise Dissent Rights from the Arrangement Resolution pursuant to and in the manner set forth under Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, provided that, notwithstanding Sections 237 to 247 of the BCBCA, the written notice of dissent pursuant to Section 242 of the BCBCA (the “Dissent Notice”) must be sent to Columbia Care by holders who wish to dissent and must be received by Columbia Care not later than 5:00 p.m. (Vancouver time) on the date that is two Business Days immediately prior to the Meeting or any date to which the Meeting may be postponed or adjourned.
Columbia Care Shareholders who wish to exercise Dissent Rights should take note that the procedures for dissenting to the Arrangement Resolution require strict compliance with the applicable dissent procedures. In addition to any other restrictions in the Interim Order or the BCBCA, pursuant to the Plan of Arrangement, the following do not have Dissent Rights: (i) holders of Columbia Care Options; (ii) holders of Columbia Care RSUs, (iii) holders of Columbia Care PSUs, (iv) holders of Columbia Care Warrants, (v) Columbia Care Shareholders who only become Columbia Care Shareholders after the Record Date, and (vi) holders of Columbia Care Shares who vote in favor or have instructed a proxyholder to vote in favor of the Arrangement Resolution.
Dissent Rights to the Arrangement Resolution for Columbia Care Shareholders
As indicated in the Notice of Meeting, any Registered Columbia Care Shareholder as at the Record Date is entitled to be paid the fair value of the Columbia Care Shares held by such holder in accordance with

Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, if such holder validly exercises Dissent Rights and the Arrangement becomes effective.
Anyone who is a Non-Registered Columbia Care Shareholder as at the Record Date and who wishes to dissent should be aware that only Registered Columbia Care Shareholders as at the Record Date are entitled to exercise Dissent Rights. Accordingly, a Non-Registered Columbia Care Shareholder as at the Record Date desiring to exercise Dissent Rights must make arrangements for the Registered Columbia Care Shareholder as at the Record Date who holds Columbia Care Shares as an Intermediary for the Non-Registered Columbia Care Shareholder, to dissent on behalf of the holder or, alternatively, may make arrangements for the Columbia Care Shares beneficially owned by such holder to be registered in such holder’s name prior to the time the written objection to the Arrangement Resolution is required to be received by the Company. Where Dissent Rights are being exercised by an Intermediary who is not the beneficial owner of such Columbia Care Shares, the Dissent Notice should specify the number of Columbia Care Shares held by the Intermediary for such beneficial owner. A Dissenting Columbia Care Shareholder may dissent only with respect to all the Columbia Care Shares held on behalf of any one beneficial owner and registered in the name of the Dissenting Columbia Care Shareholder.
The following description of the dissent procedures is not a comprehensive statement of the procedures to be followed by a Dissenting Columbia Care Shareholder who seeks payment of the fair value of its Columbia Care Shares and is qualified in its entirety by reference to the full text of the Plan of Arrangement, the Interim Order and any other order of the Court, and Sections 237 to 247 of the BCBCA, which are attached to this Circular as Appendix C, Appendix D and Appendix F, respectively. A Registered Columbia Care Shareholder as at the Record Date who intends to exercise Dissent Rights should carefully consider and comply with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Interim Order, the Plan of Arrangement and any other order of the Court, and seek independent legal advice. Failure to strictly comply with the provisions of the BCBCA, as modified by the Interim Order, the Plan of Arrangement and any other order of the Court, and to adhere to the procedures established therein, may result in the loss of all rights thereunder.
The Court hearing the application for the Final Order has the discretion to alter the Dissent Rights described herein.
Columbia Care Shareholders who exercise Dissent Rights and who:
(a)
are ultimately entitled to be paid fair value for their Dissent Shares, which fair value shall be the fair value of such Dissent Shares as of the close of business on the last Business Day before the day on which the Arrangement is approved by Columbia Care Shareholders at the Meeting, shall be paid an amount equal to such fair value by Columbia Care and shall be deemed to have transferred such Dissent Shares to Columbia Care in accordance with the Plan of Arrangement; or

(b)
are ultimately not entitled, for any reason, to be paid fair value for their Columbia Care Shares in respect of which they have exercised Dissent Rights, shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting Columbia Care Shareholder and shall be entitled to receive only the Cresco Shares that such holder would have received pursuant to the Arrangement if such holder had not exercised Dissent Rights, but in no case shall Columbia Care, Cresco or any other person be required to recognize Registered Columbia Care Shareholders who exercise Dissent Rights as Columbia Care Shareholders after the Effective Time, and the names of such Registered Columbia Care Shareholders who exercise Dissent Rights shall be removed from the applicable register of Columbia Care Shareholders as at the Effective Time. There can be no assurance that a Dissenting Columbia Care Shareholder will receive consideration for its Columbia Care Shares of equal or greater value to the Cresco Shares that such Dissenting Columbia Care Shareholder would have received under the Arrangement.

Sections 237 to 247 of the BCBCA
Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court provides that Registered Columbia Care Shareholders as at the Record Date who dissent to the Arrangement in compliance with Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, may exercise a right of dissent and require

Cresco to purchase the Columbia Care Shares held by such Columbia Care Shareholders at the fair value of such Columbia Care Shares.
The exercise of Dissent Rights does not deprive a Registered Columbia Care Shareholder of the right to vote at the Meeting. However, a Registered Columbia Care Shareholder is not entitled to exercise Dissent Rights in respect of the Arrangement Resolution if such holder votes any of the Columbia Care Shares beneficially held by such holder FOR the Arrangement Resolution. A vote against or abstaining from voting on the Arrangement Resolution, whether at the Meeting or by proxy, does not constitute a Dissent Notice for purposes of the right to dissent under Sections 237 to 247 of the BCBCA.
A Registered Columbia Care Shareholder as at the Record Date who wishes to dissent must deliver the Dissent Notice to Columbia Care as set forth above and such Dissent Notice must strictly comply with the requirements of Section 242 of the BCBCA as modified by the Interim Order, the Plan of Arrangement and any other order of the Court. Any failure by a Columbia Care Shareholder to fully comply with the provisions of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, may result in the loss of that holder’s Dissent Rights. Non-Registered Columbia Care Shareholders as at the Record Date who wish to exercise Dissent Rights must cause the Registered Columbia Care Shareholder holding their Columbia Care Shares to deliver the Dissent Notice of such Non-Registered Columbia Care Shareholders or, alternatively, make arrangements for the Columbia Care Shares beneficially owned by such holder to be registered in such holder’s name prior to the time the written objection to the Arrangement Resolution is required to be received by the Company.
To exercise Dissent Rights, a Registered Columbia Care Shareholder must prepare a separate Dissent Notice for him, her or itself, if dissenting on his, her or its own behalf, and one for each other Non-Registered Columbia Care Shareholder who beneficially owns Columbia Care Shares registered in such Registered Columbia Care Shareholder’s name and on whose behalf such Registered Columbia Care Shareholder intends to exercise Dissent Rights; and, if dissenting on its own behalf, must dissent with respect to all of the Columbia Care Shares registered in his, her or its name beneficially owned by such Registered Columbia Care Shareholder or if dissenting on behalf of a Non-Registered Columbia Care Shareholder, with respect to all of the Columbia Care Shares registered in his, her or its name and beneficially owned by such Non-Registered Columbia Care Shareholder. The Dissent Notice must set out the number and the class of Columbia Care Shares in respect of which the Dissent Rights are being exercised (the “Dissent Shares”) and: (a) if such Dissent Shares constitute all of the Columbia Care Shares of which the Columbia Care Shareholder is the registered and beneficial owner and the Columbia Care Shareholder owns no other Columbia Care Shares beneficially, a statement to that effect; (b) if such Dissent Shares constitute all of the Columbia Care Shares of which the Columbia Care Shareholder is both the registered and beneficial owner, but the Columbia Care Shareholder owns additional Columbia Care Shares beneficially, a statement to that effect and the names of the Registered Columbia Care Shareholder(s) of those other Columbia Care Shares, the number and the class of Columbia Care Shares held by each such Registered Columbia Care Shareholder and a statement that written notices of dissent are being or have been sent with respect to such other Columbia Care Shares; and (c) if the Dissent Rights are being exercised by a Registered Columbia Care Shareholder who is not the beneficial owner of such Columbia Care Shares, a statement to that effect and the name and address of the Non-Registered Columbia Care Shareholder and a statement that the Registered Columbia Care Shareholder is dissenting with respect to all Columbia Care Shares of the Non-Registered Columbia Care Shareholder registered in such Registered Columbia Care Shareholder’s name.
If the Arrangement Resolution is approved by the Columbia Care Shareholders at the Meeting, and if Columbia Care notifies the Dissenting Columbia Care Shareholders of its intention to act upon the Arrangement Resolution, pursuant to Section 243 of the BCBCA, in order to exercise Dissent Rights, such Dissenting Columbia Care Shareholder must, within one month after the date of such notice, send to Columbia Care or its transfer agent a written statement that such holder requires Columbia Care to purchase all of the Dissent Shares. Such a written statement must be accompanied by the certificate(s) or DRS Statement, if any, representing such Dissent Shares, and, if the dissent is being exercised by the Registered Columbia Care Shareholder on behalf of a Non-Registered Columbia Care Shareholder who is not such Registered Columbia Care Shareholder, a written statement that: (i) is signed by the Non-Registered Columbia Care Shareholder on whose behalf dissent is being exercised; and (ii) sets out whether or not the Non-Registered Columbia Care Shareholder is the beneficial owner of other Columbia Care Shares and, if so, sets out: (A) the names of the registered owners of those other Columbia Care Shares, (B) the number and the class of those other Columbia Care Shares that are held by each of those registered owners, and (C) that dissent is being exercised in respect of all of those other Columbia Care Shares, all in accordance with Section 244 of the BCBCA.
If a Dissenting Columbia Care Shareholder fails to strictly comply with the requirements of the Dissent Rights, it will lose its Dissent Rights, Cresco will return to the Dissenting Columbia Care Shareholder the certificate(s) or DRS Statement representing the Columbia Care Shares that were delivered to Cresco, if any, and if the Arrangement is completed, that Dissenting Columbia Care Shareholder will be deemed to have participated in the Arrangement on the same terms as a Columbia Care Shareholder who has not exercised Dissent Rights. A vote against or abstaining from voting on the Arrangement Resolution, whether at the Meeting or by proxy, or not voting on the Arrangement Resolution does not constitute a Dissent Notice.
Upon delivery of the written statement and the required documents, the Dissenting Columbia Care Shareholder ceases to have any rights as a Columbia Care Shareholder other than the right to be paid the fair value of the Columbia Care Shares, except where, before full payment is made for the Dissent Shares, the Arrangement in respect of which the Dissent Notice was sent is abandoned or by its terms will not proceed, a court permanently enjoins or sets aside the corporate action approved by the Arrangement Resolution, or the Dissenting Columbia Care Shareholder withdraws the Dissent Notice with Columbia Care’s written consent. If any of these events occur, Columbia Care must return the share certificate(s) or DRS Statement, if any, representing the Columbia Care Shares to the Dissenting Columbia Care Shareholder and the Dissenting Columbia Care Shareholder will regain the ability to vote and exercise its rights as a Columbia Care Shareholder at the Meeting.
The Dissenting Columbia Care Shareholder and Columbia Care may agree on the payout value of the Dissent Shares; otherwise, either party may apply to the Court to determine the fair value of the Dissent Shares or apply for an order that value be established by arbitration or by reference to the Registrar or a referee of the Court. If the matters provided for in the Arrangement Resolution become effective and the Dissenting Columbia Care Shareholder has complied with Sections 237 to 247 of the BCBCA, after a determination of the payout value of the Dissent Shares, Columbia Care must then promptly pay that amount to the Dissenting Columbia Care Shareholder.
Addresses for Notice
Notwithstanding Section 242(1)(a) of the BCBCA, the written Dissent Notice to the Arrangement Resolution must be received from Dissenting Columbia Care Shareholders by Columbia Care at 666 Burrard St., #1700, Vancouver, BC V6C 2X8 not later than 5:00 p.m. (Vancouver time) two Business Days immediately preceding the date of the Meeting (as it may be adjourned or postponed from time to time).
Strict Compliance with Dissent Provisions Required
The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a Dissenting Columbia Care Shareholder under Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, and reference should be made to the specific provisions of Sections 237 to 247 of the BCBCA, the Plan of Arrangement and the Interim Order. The BCBCA requires strict adherence to the procedures regarding the exercise of rights of dissent established therein. The failure to adhere to such procedures may result in the loss of all rights of dissent. Accordingly, each Registered Columbia Care Shareholder as at the Record Date who wishes to exercise Dissent Rights should carefully consider and comply with the provisions of Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, and consult a legal advisor. A copy of Sections 237 to 247 of the BCBCA is set out in Appendix F to this Circular and a copy of the Plan of Arrangement and the Interim Order are set out in Appendix C and Appendix D, respectively, to this Circular. Dissenting Columbia Care Shareholders should note that the exercise of Dissent Rights can be a complex, time-consuming and expensive process, and strict compliance with Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and any other order of the Court, is required.

RISK FACTORS RELATING TO THE ARRANGEMENT
Columbia Care Shareholders should carefully consider all of the information disclosed or referred to in this Circular prior to voting on the matters being put before them at the Meeting. In addition to the other information presented in this Circular, the following risk factors should be given special consideration.
Risks Related to the Arrangement
There can be no assurance that all of the conditions precedent to closing of the Arrangement will be satisfied.
The completion of the Arrangement is subject to a number of conditions precedent, some of which are outside of Columbia Care’s control, including receipt of the Key Regulatory Approvals.
In addition, the completion of the Arrangement by Columbia Care and Cresco is conditional on, among other things, no material adverse effect having occurred or having been disclosed to the public (if previously undisclosed to the public) in respect of the other Party.
There can be no certainty, nor can Columbia Care provide any assurance, that all conditions precedent to the Arrangement will be satisfied or waived, or, if satisfied or waived, when they will be satisfied or waived and, accordingly, the Arrangement may not be completed. If the Arrangement is not completed, the market price of the Columbia Care Shares may be adversely affected.
The Key Regulatory Approvals may not be obtained or, if obtained, may not be obtained on a favorable basis.
To complete the Arrangement, each of Columbia Care and Cresco must make certain filings with and obtain certain consents and approvals from various governmental and regulatory authorities, including certain state cannabis regulators. The Key Regulatory Approvals have not yet been obtained and in some cases will be dependent on the successful divestiture of certain of Columbia Care’s and Cresco’s assets (the “Divestitures”). The regulatory approval processes and the Divestitures may take a lengthy period of time to complete, which could delay completion of the Arrangement. If obtained, the Key Regulatory Approvals may be conditioned, with the conditions imposed by the applicable governmental entity not being acceptable to either Columbia Care or Cresco. There can be no assurance as to the outcome of the regulatory approval processes, including the undertakings and conditions that may be required for approval or whether the Key Regulatory Approvals will be obtained. If not obtained, the Arrangement may not be completed.
Columbia Care and Cresco may not be able to complete the Divestitures, or if completed, may not be completed on a favorable basis.
Obtaining the Key Regulatory Approvals will, in some cases, be dependent on the completion of the Divestitures. There can be no assurance that Columbia Care and Cresco will be able to complete the Divestitures on terms acceptable to Columbia Care and/or Cresco or at all. If all of the Divestitures are not completed and the conditions to the completion of the Arrangement are not waived or satisfied, the Arrangement may not be consummated and any Divestiture that may have been completed in connection with the Arrangement could have an adverse affect on the business of Columbia Care.
If the Arrangement is not approved by the Columbia Care Shareholders, or the Arrangement is otherwise not completed, then the market price for the Columbia Care Common Shares may decline.
If the Arrangement is not approved by the Columbia Care shareholders, or if, for any reason, the Arrangement is not completed or its completion is materially delayed and/or the Arrangement Agreement is terminated, then the market price of the Columbia Care Common Shares may decline to the extent that the current market price of the Columbia Care Common Shares reflects an assumption by the market that the Arrangement will be completed. Depending on the reasons for terminating the Arrangement Agreement, Columbia Care’s business, financial condition or results of operations could also be subject to various material adverse consequences, including as a result of paying the Termination Fee. If the Arrangement Resolution is not approved and the Columbia Care Board decides to seek another merger or arrangement, there can be no assurance that it will be able to find a party willing to pay an equivalent or more attractive price than the value of the Cresco Shares to be transferred pursuant to the Arrangement.

There can be no assurance that the Arrangement Agreement will not be terminated by Columbia Care or Cresco in certain circumstances.
Each of Columbia Care and Cresco has the right, in certain circumstances, in addition to termination rights relating to the failure to satisfy the conditions of closing, to terminate the Arrangement Agreement. Accordingly, there can be no certainty, nor can Columbia Care provide any assurance that the Arrangement Agreement will not be terminated by either of Columbia Care or Cresco prior to the completion of the Arrangement. The Arrangement Agreement also contemplates the payment of the Termination Fee if the Arrangement Agreement is terminated in certain circumstances. Additionally, any termination will result in the failure to realize the expected benefits of the Arrangement in respect of the operations and business of Columbia Care and Cresco.
The Termination Fee may discourage other parties from attempting to acquire Columbia Care.
Under the Arrangement Agreement, in the event the Arrangement Agreement is terminated, Columbia Care may be required to pay the Termination Fee (see “The Arrangement Agreement — Termination Fee”). The Termination Fee may discourage other parties from attempting to acquire the Columbia Care Shares or otherwise make any acquisition proposal to Columbia Care, even if those parties would otherwise be willing to offer greater value to Columbia Care Shareholders than that offered by Cresco under the Arrangement.
The uncertainty surrounding the Arrangement could negatively impact Columbia Care’s current and future operations, financial condition and prospects.
As the Arrangement is dependent upon receipt of, among other things, the Key Regulatory Approvals and satisfaction of certain other conditions, its completion is uncertain. If the Arrangement is not completed for any reason, there are risks that the announcement of the Arrangement and the dedication of Columbia Care’s resources to the completion thereof could have a negative impact on its relationships with its stakeholders and could negatively impact current and future operations, financial condition and prospects of Columbia Care. In addition, Columbia Care has, and will continue to, incur significant transaction expenses in connection with the Arrangement, regardless of whether the Arrangement is completed.
Restrictions during the pending Arrangement that prevent Columbia Care from pursuing business opportunities could have an adverse effect on Columbia Care.
Columbia Care is subject to customary non-solicitation provisions under the Arrangement Agreement, pursuant to which, the Company is restricted from soliciting, initiating or knowingly encouraging any acquisition proposal, among other things. The Arrangement Agreement also restricts the Company from taking specified actions until the Arrangement is completed without the consent of Cresco. These restrictions may prevent Columbia Care from pursuing attractive business opportunities that may arise prior to the completion of the Arrangement and could have an adverse effect on the business, operating results or prospects of Columbia Care.
There can be no assurance that the value of the Cresco Shares received by Columbia Care Shareholders will equal or exceed the value of the Columbia Care Common Shares prior to the Effective Date.
The Exchange Ratio will not increase or decrease due to fluctuations in the market price of the Columbia Care Common Shares or Cresco Shares; provided, the Exchange Ratio may potentially be adjusted in the event that Columbia Care is required to issue shares in satisfaction of an earn-out payment under the gLeaf Agreement, with the potential adjustment in proportion to the additional dilution from such potential issuance relative to Columbia Care’s current fully diluted in-the money outstanding shares. The market price of the Columbia Care Common Shares or Cresco Shares could each fluctuate significantly prior to the Effective Date in response to various factors and events, including, without limitation, as a result of the differences between Columbia Care’s and Cresco’s actual financial or operating results and those expected by investors and analysts, changes in analysts’ projections or recommendations, changes in general economic or market conditions, and broad market fluctuations. As a result of such fluctuations, historical market prices are not indicative of future market prices or the market value of the Cresco Shares that holders of Columbia Care Common Shares will receive on the Effective Date. There can be no assurance that the market value of the Cresco Shares that the holders of Columbia Care Common Shares will receive on the Effective Date will equal or exceed the market value of the Columbia Care Common Shares held by such Columbia Care Shareholders prior to the Effective Date. Similarly, there can be no assurance that the trading price of Cresco Shares will not decline following the completion of the Arrangement.
Potential payments to Columbia Care Shareholders who exercise Dissent Rights could have an adverse effect on Columbia Care’s financial condition or prevent the completion of the Arrangement.
Registered Columbia Care Shareholders as at the Record Date have the right to exercise Dissent Rights and demand payment equal to the fair value of their Columbia Care Common Shares. If dissent rights are exercised in respect of a significant number of Columbia Care Common Shares, a substantial payment may be required to be made to such Columbia Care Shareholders, which could have an adverse effect on Columbia Care’s financial condition and cash resources. Further, Cresco’s obligation to complete the Arrangement is conditional upon Columbia Care Shareholders holding no more than 5% of the outstanding Columbia Care Common Shares having exercised dissent rights. Accordingly, the Arrangement may not be completed if Columbia Care Shareholders exercise dissent rights in respect of more than 5% of the outstanding Columbia Care Shares.
Another attractive take-over, merger or business combination may not be available if the Arrangement is not completed.
If the Arrangement is not completed and is terminated, there can be no assurance that Columbia Care will be able to find a party willing to pay equivalent or more attractive consideration than the consideration to be provided by Cresco under the Arrangement or be willing to proceed at all with a similar transaction or any alternative transaction.
Columbia Care will incur costs even if the Arrangement is not completed and may have to pay the Termination Fee.
Certain costs related to the Arrangement, such as legal, accounting and certain financial advisor fees, must be paid by Columbia Care even if the Arrangement is not completed. There can be no assurance that Columbia Care will have the funds to pay these costs which would adversely affect the share price of the Columbia Care Common Shares. If the Arrangement Agreement is terminated, Columbia Care may be required in certain circumstances to pay the Termination Fee.
Following completion of the Arrangement, former Columbia Care Shareholders will not have the ability to significantly influence certain corporate actions of Cresco.
Immediately following the completion of the Arrangement, former Columbia Care Shareholders are expected to own approximately 35% of the pro forma Cresco Shares (on a fully diluted in-the-money, treasury method basis), based on the number of Columbia Care Shares outstanding upon completion of the Arrangement and assuming that (i) there are no Dissenting Holders, (ii) there are no Columbia Care Options exercised prior to the Effective Time, (iii) there are no Columbia Care Convertible Notes converted prior to the Effective Time, and (iv) there are no Columbia Care Warrants exercised prior to the Effective Time. Former Columbia Care Shareholders (other than any Dissenting Holders) will not be in a position to exercise significant influence over all matters requiring shareholder approval, including the election of directors, determination of significant corporate actions, amendments to Cresco’s constating documents and the approval of any business combinations, mergers or takeover attempts.
The pending Arrangement may divert the attention of Columbia Care’s management.
The pending Arrangement could cause the attention of Columbia Care’s management to be diverted from the day-to-day operations. These disruptions could be exacerbated by a delay in the completion of the Arrangement and could have an adverse effect on the business, operating results or prospects of Columbia Care regardless of whether the Arrangement is ultimately completed.
Cresco may issue additional equity securities.
Following, or prior to, the completion of the Arrangement, Cresco may issue equity securities to finance its activities, including in order to finance acquisitions. If Cresco were to issue additional equity securities, the ownership interest of existing Cresco shareholders may be diluted and some or all of Cresco financial measures on a per share basis could be reduced. Moreover, as Cresco’s intention to issue additional equity securities becomes publicly known, its share price may be materially adversely affected.
The Columbia Care directors and executive officers may have interests in the Arrangement that are different from those of the Columbia Care Shareholders.
In considering the recommendation of the Columbia Care Board to vote in favor of the Arrangement Resolution, Columbia Care Shareholders should be aware that certain members of the Columbia Care Board and management team have agreements or arrangements that provide them with interests in the Arrangement that differ from, or are in addition to, those of Columbia Care Shareholders generally. See “The Arrangement — Interests of Certain Persons in the Arrangement”.
Risks associated with COVID-19 and disease outbreaks.
A local, regional, national or international outbreak of a contagious disease, including COVID-19 could, (i) delay or prevent the satisfaction of the conditions precedent to the completion of the Arrangement, including the receipt of the Key Regulatory Approvals, (ii) result in a reduction in the demand for, and prices of, Columbia Care’s and Cresco’s products, (iii) cause shortages of employees to staff Columbia Care’s and Cresco’s facilities, (iv) interrupt supplies from third parties upon which Columbia Care and Cresco relies, (v) result in governmental regulation adversely impacting Columbia Care’s and Cresco’s respective businesses, including restrictions to contain the virus being imposed which may restrict, among other things, movement of individuals or the operation of certain businesses, and (vi) otherwise have a negative effect on Columbia Care’s and Cresco’s respective businesses.
Columbia Care Notes and Columbia Care Warrants may cease to be qualified investments for Registered Plans.
As a result of the Arrangement, Columbia Care Notes and Columbia Care Warrants may cease to be qualified investments under the Tax Act for trusts governed by a RRSP, RRIF, RESP, RDSP, TFSA or deferred profit sharing plan (each, a “Registered Plan”) and adverse tax consequences may arise as a result. The tax considerations applicable to holders of Columbia Care Notes or Columbia Care Warrants are not described herein. Any holder of Columbia Care Notes or Columbia Care Warrants to which this may apply should consult with and rely upon their own tax advisors to discuss the tax consequences to them of the Arrangement.
Risks Related to Cresco following the Arrangement
Columbia Care and Cresco may not integrate successfully.
Cresco intends to integrate Columbia Care’s business into its own. However, comprehensive operational and strategic decisions and staffing decisions have not yet been made. As a result, the Arrangement will present challenges to management, including the integration of management structures, operations, information technology and accounting systems and personnel of the two companies, and special risks, including possible unanticipated liabilities, unanticipated costs, diversion of management’s attention and the loss of key employees or customers.
The ability to realize the benefits of the Arrangement may depend in part on successfully consolidating functions and integrating operations, procedures and personnel in a timely and efficient manner, as well as on Cresco’s ability to realize the anticipated growth opportunities and synergies, efficiencies and cost savings from integrating Columbia Care’s business into Cresco following completion of the Arrangement. The performance of Cresco after completion of the Arrangement could be adversely affected if Cresco cannot retain key employees to assist in the ongoing operations. As a result of these factors, it is possible that the cost reductions and synergies expected will not be realized.
The difficulties that management of Cresco encounters in the transition and integration processes could have an adverse effect on the revenues, level of expenses and operating results of Cresco. The amount and timing of the synergies the Parties hope to realize may not occur as planned. As a result of these factors, it is possible that any anticipated benefits from the Arrangement will not be realized.

The pro forma financial statements contained in this Circular are presented for illustrative purposes only and may not be an indication of Cresco’s financial condition or results of operations following the Arrangement for a number of reasons. For example, the pro forma financial statements have been derived from the historical financial statements of Columbia Care and certain adjustments and assumptions have been made regarding Cresco after giving effect to the Arrangement. The information upon which these adjustments and assumptions have been made is preliminary, and these types of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by Columbia Care and Cresco in connection with the Arrangement. For example, the impact of any incremental costs incurred in integrating Columbia Care and Cresco is not reflected in the pro forma financial statements. As a result, the actual financial condition and results of operations of Cresco following the Arrangement may not be consistent with, or evident from, these pro forma financial statements. In addition, the assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect Cresco’s financial condition or results of operations following the Arrangement. Any potential decline in Cresco’s financial condition or results of operations may cause a significant decrease in the share price of Cresco.
The issuance and future sale of Cresco Shares could affect the market price for Cresco Shares.
Based on the number of outstanding Columbia Care Common Shares and Columbia Care PV Shares as of the Record Date, Cresco currently expects to issue at the Effective Time an aggregate of 222,370,421 Cresco Shares in exchange for such Columbia Care Common Shares and Columbia Care PV Shares, if the Exchange Ratio has not been downwardly adjusted by the Exchange Ratio Adjustment Factor. The issuance of these shares, and the sale of Cresco Shares in the public market from time to time, could depress the market price for Cresco Shares.
It may be challenging for Cresco to service any additional indebtedness incurred.
Cresco may be required to draw down or incur additional indebtedness under its credit facilities or other sources of debt financing. The additional indebtedness will increase the interest payable by Cresco from time to time until such amounts are repaid, which will represent an increase in Cresco’s cost and a potential reduction in its income. In addition, Cresco may need to find additional sources of financing to repay this amount when it becomes due, which could have an adverse effect on Cresco.
Enforcement of rights against Cresco in Canada may not be possible.
Certain of Cresco’s directors, officers and experts reside outside of Canada and are expected to continue to reside outside of Canada. Accordingly, it may not be possible for shareholders to effect service of process within Canada upon Cresco or the majority of its directors, officers or experts, or to enforce judgments obtained in Canadian courts against Cresco or certain of its directors, officers or experts.
Cannabis remains illegal under U.S. federal law.
Columbia Care and Cresco currently engage in the cannabis industry in the United States, both directly and indirectly, where local and state laws permit such activities. However, cannabis is a Schedule I controlled substance pursuant to the United States Controlled Substances Act and is illegal under U.S. federal law. Even in those states in which the use of cannabis has been legalized, the manufacturing, distributing, selling and possessing cannabis remains a violation of federal law. Since federal law criminalizing the use of cannabis pre-empts state laws that legalize its use, strict enforcement of federal law regarding cannabis would harm each of Columbia Care’s and Cresco’s respective businesses, prospects, results of operations, and financial condition. The business activities of Columbia Care and Cresco, while believed to be compliant with applicable state and local U.S. law, are illegal under U.S. federal law.
Columbia Care and Cresco are subject to a number of other risks relating to the cannabis industry in the United States and the laws and regulations applicable thereto.
To the extent that Cresco, following the completion of the Arrangement, is not able to be competitive, such inability could adversely affect Cresco’s results.
Cresco, following the Arrangement, expects significant competition from other companies. Some of these companies may have significantly greater financial, technical, marketing and other resources than Cresco, may be able to devote greater resources to the development, promotion, sale and support of their products and services, and may have more extensive customer bases and broader customer relationships. Cresco’s future success depends upon its ability to achieve competitive per unit costs through increased production and on its ability to produce and sell higher margin products. To the extent that Cresco is not able to produce its products at competitive prices or consumers prioritize established low margin products over innovative, higher margin products, Cresco’s business, financial condition and results of operations could be materially and adversely affected.
Should the size of the cannabis market increase as projected, the overall demand for products and number of competitors will increase as well, and in order for Cresco to be competitive it will need to invest significantly in research and development, market development, marketing, production expansion, new client identification, distribution channels and client support. If Cresco is not successful in obtaining sufficient resources to invest in these areas, Cresco’s ability to compete in the market may be adversely affected, which could materially and adversely affect Cresco’s business, financial condition, results of operations and prospects.
Any ability to secure necessary supplies and services from third-party suppliers, manufacturers and contractors could have a material adverse impact on Cresco’s business.
Cresco intends to maintain a full supply chain for the provision of products and services to the regulated cannabis industry. Due to the variability surrounding the regulation of cannabis in the U.S., the Cresco’s third-party suppliers, manufacturers and contractors may elect, at any time, to decline or withdraw services necessary for Cresco’s operations. Loss of these suppliers, manufacturers and contractors, including for non-cannabis based products coming from the U.S., may have an adverse effect on Cresco’s business, financial condition, results of operations and prospects.
In addition, any significant interruption, negative change in the availability or economics of the supply chain or increase in the prices for the products or services provided by any such third party suppliers, manufacturers and contractors could materially impact Cresco’s business, financial condition, results of operations and prospects. Any inability to secure required supplies and services or to do so on appropriate terms could have a materially adverse impact on Cresco’s business, financial condition, results of operations and prospects.
U.S. state and local regulation of cannabis is uncertain and changing.
There is no assurance that state laws legalizing and regulating the sale and use of cannabis will not be repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. If the U.S. federal government begins to enforce U.S. federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing state laws are repealed or curtailed, Cresco’s business or operations in those states or under those laws would be materially and adversely affected. Federal actions against any individual or entity engaged in the cannabis industry or a substantial repeal of cannabis related legislation could materially adversely affect Cresco, its business and its assets or investments.
The rulemaking process at the state level that applies to cannabis operators in any state will be ongoing and result in frequent changes. As a result, a compliance program is essential to manage regulatory risk. Notwithstanding Cresco’s efforts and diligence, regulatory compliance and the process of obtaining regulatory approvals can be costly and time-consuming. No assurance can be given that Cresco will receive the requisite licenses, permits or cards to continue operating its business.
In addition, local laws and ordinances could restrict Cresco’s business activity. Although Cresco’s operations are legal under the laws of the states in which it will operate, local governments have the ability to limit, restrict and ban cannabis businesses from operating within their jurisdiction. Land use, zoning, local ordinances and similar laws could be adopted or changed and have a material adverse effect on Cresco’s business.
Multiple states where medical and/or adult use cannabis is legal have or are considering special taxes or fees on businesses in the marijuana industry. It is uncertain at this time whether other states are in the process of reviewing such additional taxes and fees. The implementation of special taxes or fees could have a material adverse effect upon Cresco’s business, prospects, revenue, results of operation and financial condition.
Risks Related to the Operations of Cresco
Whether or not the Arrangement is completed, Cresco will continue to face many of the risks that it currently faces with respect to its business and affairs. Certain of these risk factors have been disclosed in the section titled “Risk Factors” in Appendix J and Cresco’s annual information form for the year ended December 31, 2021 filed with certain Canadian securities regulators on SEDAR.
Risks Related to the Operations of Columbia Care
Whether or not the Arrangement is completed, Columbia Care will continue to face many of the risks that it currently faces with respect to its business and affairs. Certain of these risk factors have been disclosed in Columbia Care’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2021 filed with the SEC on EDGAR and with certain Canadian securities regulators on SEDAR.
Risks Related to Taxes
Tax consequences of the Arrangement may differ from anticipated treatment, including if the Arrangement does not qualify as a “reorganization” under Section 368(a) of the Code, U.S. Holders may be required to pay substantial U.S. federal income taxes.
There can be no assurance that the CRA, the IRS or other applicable taxing authorities will agree with the Canadian and U.S. federal income tax consequences of the Arrangement, as applicable, as set forth in this Circular. Furthermore, there can be no assurance that applicable Canadian and U.S. income tax laws, regulations or tax treaties or conventions will not change (legislatively, judicially or otherwise, and potentially with retroactive effect) or be interpreted in a manner, or that applicable taxing authorities will not take an administrative position, that is adverse to Columbia Care, Cresco and their respective shareholders (in each case, including any successor thereto) following completion of the Arrangement. Taxation authorities may also disagree with how Columbia Care and Cresco following the Arrangement calculate or have in the past calculated their income or other amounts for tax purposes. Any such events could adversely affect Cresco following the Arrangement, its share price or the dividends that may be paid to Cresco’s shareholders following completion of the Arrangement.
The Arrangement is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and Columbia Care and Cresco intend to report the Arrangement consistent with such qualification. If the IRS or a court determines that the Arrangement should not be treated as a “reorganization” within the meaning of Section 368(a) of the Code, a U.S. holder of Columbia Care Shares would generally recognize taxable gain or loss upon the exchange of Columbia Care Shares for Cresco Shares pursuant to the Arrangement. See the discussion under the heading “Material U.S. Federal Income Tax Considerations for Shareholders” below.
PROCEDURES FOR THE SURRENDER OF SHARE CERTIFICATES AND PAYMENT OF CONSIDERATION
Letter of Transmittal
If you are a Registered Columbia Care Shareholder, you should have received with this Circular, a form of proxy and a Letter of Transmittal. If the Arrangement Resolution is passed and the Arrangement is implemented, in order to receive the Consideration that you are entitled to, Registered Columbia Care Shareholders must complete and sign the Letter of Transmittal enclosed with this Circular and deliver it (or an originally signed facsimile thereof), together with the certificates or DRS advices representing their Columbia Care Shares and the other relevant documents required by the instructions set out therein, to the Depositary in accordance with the instructions contained in the Letter of Transmittal. You can request additional copies of the Letter of Transmittal by contacting the Depositary. The Letter of Transmittal is also available under SEDAR at www.sedar.com and EDGAR at www.sec.gov under the Company’s profile.

Each Registered Columbia Care Shareholder that meets the required conditions will have the right to elect in the applicable Letter of Transmittal delivered to the Depositary to be an Electing Columbia Care Shareholder in order to transfer its Columbia Care Shares directly to Cresco in exchange for Cresco Shares pursuant to the Arrangement. A Columbia Care Shareholder that does not meet the required conditions to, or does not elect in a duly completed Letter of Transmittal deposited with the Depositary no later than the Election Deadline to, be an Electing Columbia Care Shareholder, will dispose of its Columbia Care Shares to AcquisitionCo, under the Arrangement. Columbia Care Shareholders, if eligible, must make the appropriate election in the Letter of Transmittal to be Electing Columbia Care Shareholders. See “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Resident in Canada — Resident Holders of Columbia Care Common Shares Participating in the Arrangement”. Any Letter of Transmittal deposited with the Depositary will be revocable up to the Election Deadline by written notice or by filing a later-dated Letter of Transmittal received by the Depositary prior to the Election Deadline. A Letter of Transmittal may not be withdrawn by a Columbia Care Shareholder after the Election Deadline.
There is one Letter of Transmittal for both the Columbia Care Common Shares and the Columbia Care PV Shares. When completing your Letter of Transmittal, please include your Columbia Care Shares of either class and indicate which class(es) you hold in the space provided.
The Letter of Transmittal contains procedural information relating to the Arrangement and should be reviewed carefully. The deposit of Columbia Care Shares pursuant to the procedures in the Letter of Transmittal will constitute a binding agreement between the depositing Registered Columbia Care Shareholder and Cresco upon the terms and subject to the conditions of the Arrangement.
In all cases, delivery of the Consideration for Columbia Care Shares deposited will be made only after timely receipt by the Depositary of certificates or DRS advices representing such Columbia Care Shares, together with a properly completed and duly executed Letter of Transmittal in the form accompanying this Circular relating to such Columbia Care Shares, with signatures guaranteed if so required in accordance with the instructions in the Letter of Transmittal, and any other required documents.
Where a certificate for Columbia Care Shares has been destroyed, lost or stolen, the Registered Columbia Care Shareholder of that certificate should complete the Letter of Transmittal as fully as possible and forward it, together with a letter describing the loss, to the Depositary at its office specified in the Letter of Transmittal. The Depositary and/or the registrar and Transfer Agent for the Columbia Care Shares will respond with replacement requirements (which will include a bonding or indemnity requirement) that must be satisfied in order for the Registered Columbia Care Shareholder to receive the Consideration in accordance with the Arrangement.
If a Letter of Transmittal is executed by a person other than the Registered Columbia Care Shareholder of the certificate(s) or DRS advice(s) deposited therewith, the certificate(s) or DRS advice(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney properly completed by the Registered Columbia Care Shareholder, and the signature on such endorsement or share transfer power of attorney must correspond exactly to the name of the Registered Columbia Care Shareholder as registered or as appearing on the certificate(s)or DRS advice(s) and must be guaranteed by an Eligible Institution.
All questions as to validity, form, eligibility (including timely receipt) and acceptance of any Columbia Care Shares deposited pursuant to the Arrangement will be determined by Cresco in its sole discretion. Depositing Registered Columbia Care Shareholders agree that such determination shall be final and binding. Columbia Care reserves the right if they so elect in their absolution discretion to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal and/or accompanying documents received by it.
The method of delivery of certificates or DRS advices representing Columbia Care Shares and all other required documents is at the option and risk of the person depositing the same, and delivery will be deemed effective only when such documents are actually received by the Depositary. The Company recommends that such documents be delivered by hand to the Depositary and a receipt obtained. However, if documents are mailed, the Company recommends that registered mail be used and that appropriate insurance be obtained.
If you are a Non-Registered Columbia Care Shareholder, you should carefully follow the instructions from the Intermediary that holds Columbia Care Shares on your behalf in order to receive the Consideration for your Columbia Care Shares and in order for you to make the election described herein to be an Electing Columbia Care Shareholder, if you are eligible and wish to do so, so that your Columbia Care Shares will be transferred directly to Cresco pursuant to the Arrangement, see “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Resident in Canada — Resident Holders of Columbia Care Common Shares Participating in the Arrangement”.
Delivery of Consideration
Upon surrender to the Depositary for cancellation of a certificate(s) or DRS advice(s) which immediately prior to the Effective Time represented one or more Columbia Care Shares, together with the Letter of Transmittal and such additional documents and instruments duly executed and completed as the Depositary may reasonably require, the Columbia Care Shareholder of such surrendered certificate(s) or DRS advice(s) shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Columbia Care Shareholder as soon as practicable after the Effective Time the certificate(s) or DRS advice(s) representing the Cresco Shares which such Columbia Care Shareholder is entitled to receive in accordance with the Plan of Arrangement, less any amounts withheld pursuant to the Plan of Arrangement, and the certificate(s) or DRS advice(s) representing Columbia Care Shares so surrendered shall forthwith be cancelled. Until surrendered, each certificate or DRS advice which immediately prior to the Effective Time represented a Columbia Care Share shall be deemed after the Effective Time to represent only the right to receive upon the surrender of such certificate or DRS advice the applicable Consideration in lieu of such certificate or DRS advice representing one or more Columbia Care Shares, less any amounts withheld pursuant to the Plan of Arrangement.
Unless otherwise directed in the Letter of Transmittal, a certificate(s) or DRS advice(s) representing the Cresco Shares payable to a Columbia Care Shareholder pursuant to the Arrangement will be issued in the name of the registered holder of Columbia Care Shares so deposited. Unless the person who deposits Columbia Care Shares instructs the Depositary to hold a certificate or DRS advice representing the Cresco Shares for pick-up by checking the appropriate box in the Letter of Transmittal, such certificate or DRS advice and cheques will be forwarded by mail to the address provided in the Letter of Transmittal. If no address is provided, such certificate or DRS advice and cheques will be forwarded to the address of the person as shown on the applicable register of the Company.
Notwithstanding the provisions of the Arrangement and the Letter of Transmittal, certificates or DRS advices in payment of Columbia Care Shares deposited pursuant to the Arrangement will not be mailed if Cresco determines that delivery thereof by mail may be delayed. Persons entitled to certificates or DRS advices and other relevant documents which are not mailed for the foregoing reason may take delivery thereof at the office of the Depositary at which the deposited certificates or DRS advices representing Columbia Care Shares in respect of which certificates or DRS advices are being issued were originally deposited upon application to the Depositary, until such time as Cresco has determined that delivery by mail will no longer be delayed. Certificates or DRS advices and other relevant documents not mailed for the foregoing reason will be conclusively deemed to have been delivered on the first day upon which they are available for delivery at the office of the Depositary at which the Columbia Care Shares were deposited and payment for those Columbia Care Shares shall be deemed to have been immediately made upon such deposit.
Registered Columbia Care Shareholders who do not deliver certificates or DRS advices representing their Columbia Care Shares and all other required documents to the Depositary on or before the second anniversary of the Effective Date will lose their right to receive any Consideration for their Columbia Care Shares and any claim or interest of any kind or nature against Cresco or the Company. On such date, all Consideration to which such former holder was entitled shall be deemed to have been surrendered to Cresco and shall be delivered by the Depositary to Cresco or as directed by Cresco.
In no event shall any former holder of Columbia Care Shares be entitled to a fractional Cresco Share. Where the aggregate number of Cresco Shares to be issued to a former holder of Columbia Care Shares under the Arrangement would result in a fraction of a Cresco Share being issuable, the number of Cresco Shares to be received by such former holder of Columbia Care Shares shall be rounded down to the nearest whole Cresco Share and, in lieu of the issuance of a fractional Cresco Share, Cresco will pay to each such holder a cheque representing a cash payment (rounded down to the nearest cent) based on a price per Cresco Share equal to CAD$7.4296.

Cresco, the Company, and the Depositary will be entitled to deduct and withhold from any consideration otherwise payable to a Columbia Care Shareholder, such amounts as Cresco, the Company, or the Depositary is required to deduct and withhold with respect to such payment under any provision of applicable laws.
The Depositary will receive reasonable and customary compensation for its services in connection with the Arrangement, will be reimbursed for certain out of pocket expenses and will be indemnified by the Company against certain liabilities under applicable securities laws and expenses in connection therewith.
CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS
The following summary describes, as of the date hereof, the principal Canadian federal income tax considerations of the Arrangement generally applicable to a beneficial owner of Columbia Care Shares who, at all relevant times, for purposes of the Tax Act: (i) deals at arm’s length with Columbia Care, AcquisitionCo and Cresco; (ii) is not affiliated with Columbia Care, AcquisitionCo or Cresco; and (iii) holds its Columbia Care Shares and will hold its Cresco Shares received upon the Arrangement, as capital property (a “Holder”).
Generally, the Columbia Care Shares and Cresco Shares will be capital property to a Holder for purposes of the Tax Act provided the Holder does not use or hold the shares in the course of carrying on a business of trading or dealing in securities or as part of an adventure in the nature of trade. Certain Holders who are resident in Canada for purposes of the Tax Act and whose Columbia Care Shares or Cresco Shares might not otherwise qualify as capital property may, in certain circumstances, be entitled to make the irrevocable election permitted by subsection 39(4) of the Tax Act to have their Columbia Care Shares and Cresco Shares (and any other “Canadian security”, as defined in the Tax Act) owned by such Holder in the taxation year in which the election is made and in all subsequent taxation years, to be deemed to be capital property. Holders should consult with and rely upon their own tax advisors as to whether they hold or will hold their Columbia Care Shares and Cresco Shares, as applicable, as capital property and whether this election is available or advisable in their particular circumstances.
This summary is not applicable to a Holder: (i) that is a “financial institution” for purposes of certain rules in the Tax Act referred to as the mark-to-market rules; (ii) an interest in which is a “tax shelter investment”; (iii) that reports its “Canadian tax results” in a currency other than Canadian currency; (iv) that is a “specified financial institution”; (v) that is a “foreign affiliate” of a taxpayer resident in Canada; (vi) that has entered into or will enter into a “derivative forward agreement” or a “synthetic disposition arrangement” with respect to such Holder’s Columbia Care Shares or Cresco Shares (all such terms as defined in the Tax Act). Such Holders should consult with and rely upon their own tax advisors to determine the tax consequences to them of the Arrangement.
This summary is also not applicable to a Holder: (i) where, immediately after the exchange of Columbia Care Common Shares for Cresco Shares under the Arrangement, the Holder, persons with whom the Holder did not deal at arm’s length for purposes of the Tax Act, or the Holder together with such persons, either control Cresco for purposes of the Tax Act or beneficially own shares of Cresco that have a fair market value in excess of 50% of the fair market value of all outstanding shares in the capital stock of Cresco; (ii) that is a partnership for Canadian federal income tax purposes; or (iii) that is exempt from tax under Part I of the Tax Act. This summary is also not applicable to a Holder who acquired their Columbia Care Shares under or in connection with the LTIP or any other equity-based compensation arrangement. In addition, this summary does not address the tax considerations to holders of Columbia Care Warrants, Columbia Care Options, Columbia Care RSUs, Columbia Care PSUs, or Columbia Care Notes. All such Holders should consult with and rely upon their own tax advisors to determine the tax consequences to them of the Arrangement.
This summary also does not address the possible application of the “foreign affiliate dumping” rules that may be applicable to a Holder that is a corporation resident in Canada (for the purposes of the Tax Act) and is or becomes, or does not deal at arm’s length with a corporation resident in Canada that is or becomes, as part of a transaction or event or series of transactions or events that includes the Arrangement, controlled by a non-resident person, or a group of non-resident persons not dealing with each other at arm’s length (for purposes of the Tax Act) for purposes of the rules in section 212.3 of the Tax Act. Any such Holder should consult with and rely upon their own tax advisors with respect to the tax consequences to them of the Arrangement.
This summary is based on the current provisions of the Tax Act, the regulations thereunder, all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada)

prior to the date hereof (the “Tax Proposals”) and an understanding of the current published administrative policies and assessing practices of the CRA. This summary assumes that the Tax Proposals will be enacted in the form proposed. No assurances can be given that the Tax Proposals will be enacted as proposed, if at all. This summary is not exhaustive of all possible Canadian federal income tax considerations and, except for the Tax Proposals, does not take into account or anticipate any changes in law, whether by legislative, governmental or judicial decision or action, or any changes in the administrative practices or assessing policies of the CRA. This summary does not take into account tax legislation of any province, territory or foreign jurisdiction, which may differ from the Canadian federal income tax considerations discussed herein.
This summary is of a general nature only and is not, and is not intended to be, legal or tax advice or representations to any particular Holder. This summary is not exhaustive of all Canadian federal income tax considerations. No advance income tax ruling has been applied for or obtained from the CRA to confirm the tax consequences of any of the transactions described herein. Accordingly, Holders should consult with and rely upon their own tax advisors for advice with respect to the tax consequences to them of the Arrangement, and of holding and disposing of shares of Cresco, having regard to their own particular circumstances.
Currency Conversion
For purposes of the Tax Act, all amounts (including amounts related to the acquisition, holding or disposition of Columbia Care Shares or Cresco Shares, such as dividends, adjusted cost base and proceeds of disposition) must be expressed in Canadian dollars, and amounts denominated in a currency other than the Canadian dollar generally must be converted into Canadian dollars using the applicable rate of exchange (for purposes of the Tax Act) quoted by the Bank of Canada on the date such amounts arose, or such other rate of exchange as is acceptable to the Minister of National Revenue (Canada).
Holders Resident in Canada
This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the application of the Tax Act and any applicable income tax treaty or convention is, or is deemed to be, resident in Canada (a “Resident Holder”).
Resident Holders of Columbia Care PV Shares Participating in the Arrangement
Pursuant to the Arrangement, a Resident Holder of Columbia Care PV Shares will be deemed to have converted each of its Columbia Care PV Shares for 100 Columbia Care Common Shares. This conversion will generally be a tax-deferred exchange and the Resident Holder will be deemed to not have disposed of its Columbia Care PV Shares for purposes of the Tax Act (other than for certain specific purposes) and no capital gain or capital loss will arise. The Resident Holder will be deemed to acquire the Columbia Care Common Shares it receives on the exchange at an aggregate cost equal to the aggregate adjusted cost base to the Resident Holder of the Columbia Care PV Shares held by such Holder immediately before the exchange.
For purposes of determining the adjusted cost base (as defined in the Tax Act) to a Resident Holder of the Holder’s Columbia Care Common Shares, the cost of the Columbia Care Common Shares acquired by the Resident Holder pursuant to the conversion of each of their Columbia Care PV Shares for 100 Columbia Care Common Shares will be averaged with the adjusted cost base of any other Columbia Care Common Shares held by the Resident Holder as capital property at such time.
Resident Holders of Columbia Care Common Shares Participating in the Arrangement
The following disclosure applies to Resident Holders of Columbia Care Common Shares, including such shares acquired pursuant to the Arrangement on a conversion of one Columbia Care PV Share for 100 Columbia Care Common Shares.
Under the Arrangement, Resident Holders who are Electing Columbia Care Shareholders will dispose of their Columbia Care Common Shares to Cresco and Resident Holders who are not Electing Columbia Care Shareholders will dispose of their Columbia Care Common Shares to AcquisitionCo.

Disposition of Columbia Care Common Shares to Cresco
Pursuant to the Arrangement, a Resident Holder who is an Electing Columbia Care Shareholder (a “Resident Electing Holder”) will exchange their Columbia Care Common Shares for the number of Cresco Shares determined pursuant to the Exchange Ratio. Such Resident Electing Holder will generally be deemed to have disposed of such Columbia Care Common Shares to Cresco under a tax-deferred share-for-share exchange pursuant to section 85.1 of the Tax Act, unless such Resident Electing Holder includes any portion of the gain or loss, otherwise determined, in computing its income for the taxation year which includes the Arrangement. More specifically, where a Resident Electing Holder does not choose to recognize a capital gain (or capital loss) on the exchange, in accordance with the preceding sentence, the Resident Electing Holder will be deemed to have disposed of their Columbia Care Common Shares for proceeds of disposition equal to the adjusted cost base of such Columbia Care Common Shares to such Resident Electing Holder, determined immediately before the exchange, and the Resident Electing Holder will be deemed to have acquired the Cresco Shares at an aggregate cost equal to such adjusted cost base of the Columbia Care Common Shares. This cost will be averaged with the adjusted cost base of all other Cresco Shares held by the Resident Electing Holder as capital property for the purpose of determining the adjusted cost base of each Cresco Share held by the Resident Electing Holder as capital property.
If a Resident Electing Holder who exchanges Columbia Care Common Shares for Cresco Shares pursuant to the Arrangement chooses to recognize a capital gain (or capital loss) in respect of the exchange, as described above, the Holder will realize a capital gain (or capital loss) to the extent that the fair market value of the Cresco Shares exceeds (or is less than) the adjusted cost base to the Holder of such Columbia Care Common Shares immediately before the exchange and any reasonable costs of disposition. In this event, the cost to the Holder of the Cresco Shares received will be equal to the fair market value of such Cresco Shares determined at the Effective Time. See “Holders Resident in Canada — Taxation of Capital Gains and Capital Losses” below.
Under the current administrative practice of the CRA, a Resident Electing Holder who, upon the exchange of Columbia Care Common Shares for Cresco Shares, receives cash not in excess of CAD$200 in lieu of a fraction of a Cresco Share, may either treat this amount as proceeds of disposition of a portion of the Columbia Care Common Shares disposed of by the Resident Electing Holder, thereby realizing a capital gain (or capital loss), or reduce the adjusted cost base of the Cresco Share that the Resident Electing Holder receives on the exchange by the amount of the cash received. Such Resident Electing Holders should consult with and rely upon their own tax advisors having regard to their particular circumstances.
Disposition of Columbia Care Common Shares to AcquisitionCo
Pursuant to the Arrangement, a Resident Holder who is not an Electing Columbia Care Shareholder (a “Resident Non-Electing Holder”) will dispose of their Columbia Care Common Shares to AcquisitionCo in exchange for the issuance by Cresco of the number of Cresco Shares determined pursuant to the Exchange Ratio. Such Resident Non-Electing Holder will be considered to have disposed of its Columbia Care Common Shares for proceeds of disposition equal to the aggregate of the amounts received by such Resident Non-Electing Holder, being (i) the fair market value of the Cresco Shares at the Effective Time and (ii) the amount of any non-share consideration received in lieu of any fractional shares. Such Resident Non-Electing Holder will realize a capital gain (or a capital loss) equal to the amount by which the proceeds of disposition of the Columbia Care Common Shares, net of any reasonable costs associated with the disposition, exceed (or are less than) the Resident Non-Electing Holder’s adjusted cost base of the Columbia Care Common Shares. The Resident Non-Electing Holder’s adjusted cost base of its Columbia Care Common Shares will include all amounts paid or payable by the Resident Non-Electing Holder for the Columbia Care Common Shares, subject to certain adjustments under the Tax Act. The adjusted cost base of the Cresco Shares to a Resident Non-Electing Holder will, subject to certain adjustments under the Tax Act, be equal to the fair market value of such shares at the Effective Time. If the Resident Non-Electing Holder holds any other Cresco Shares at the time of the exchange, the adjusted cost base of all Cresco Shares held by such Resident Non-Electing Holder as capital property immediately after the exchange will be determined by averaging the cost to the Resident Non-Electing Holder of such Cresco Shares acquired under the Arrangement with the adjusted cost base of all other Cresco Shares. See “Holders Resident in Canada — Taxation of Capital Gains and Capital Losses” below for a general discussion of the treatment of capital gains and losses under the Tax Act.

Holding and Disposing of Cresco Shares
Dividends on Cresco Shares
A Resident Holder who is an individual will be required to include in its income any dividends received or deemed to be received on the Resident Holder’s Cresco Shares. In the case of a Resident Holder that is an individual (other than certain trusts), such dividends will be subject to the gross-up and dividend tax credit rules normally applicable under the Tax Act to taxable dividends received from taxable Canadian corporations, including the enhanced gross-up and dividend tax credit rules applicable to any dividends designated by Cresco as “eligible dividends”, as defined in the Tax Act. There may be limitations on the ability of Cresco to designate dividends as eligible dividends.
A Resident Holder that is a corporation will be required to include in its income any dividend received or deemed to be received on the Resident Holder’s Cresco Shares, but generally will be entitled to deduct an equivalent amount in computing its taxable income. In certain circumstances, subsection 55(2) of the Tax Act will treat a taxable dividend received or deemed to be received by a Resident Holder that is a corporation as proceeds of a disposition or a capital gain. Resident Holders that are corporations should consult with and rely upon their own tax advisors having regard to their own circumstances.
A “private corporation” or a “subject corporation” (each as defined in the Tax Act) may be liable under Part IV of the Tax Act to pay a refundable tax on any dividend that it receives or is deemed to receive on Cresco Shares to the extent that the dividend is deductible in computing the corporation’s taxable income.
Taxable dividends received by an individual or trust, other than certain specified trusts, may give rise to minimum tax as calculated under the detailed rules set out in the Tax Act.
Disposing of Cresco Shares
Generally, on a disposition or deemed disposition of a Cresco Share (other than in a tax-deferred transaction or a disposition to Cresco, subject to certain detailed exceptions in the Tax Act), a Resident Holder will realize a capital gain (or a capital loss) equal to the amount, if any, by which the proceeds of disposition exceed (or are less than) the aggregate of the adjusted cost base to the Resident Holder of the Cresco Share immediately before the disposition or deemed disposition and any reasonable costs of disposition. For a description of the tax treatment of capital gains and capital losses, see “Holders Resident in Canada — Taxation of Capital Gains and Capital Losses” below.
Taxation of Capital Gains and Capital Losses
Generally, one-half of any capital gain (a “taxable capital gain”) realized by a Resident Holder in a taxation year must be included in the Resident Holder’s income for the year, and one-half of any capital loss (an “allowable capital loss”) realized by a Resident Holder in a taxation year must be deducted from taxable capital gains realized by the Resident Holder in that year (subject to and in accordance with rules contained in the Tax Act). Allowable capital losses for a taxation year in excess of taxable capital gains for that year generally may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years, to the extent and under the circumstances described in the Tax Act.
A Resident Holder that, throughout the relevant taxation year, is a “Canadian-controlled private corporation” (as defined in the Tax Act) may be liable to pay an additional tax (refundable in certain circumstances) on its “aggregate investment income” (as defined in the Tax Act), including any taxable capital gains. Such additional tax may also apply to a Resident Holder if it is a “Substantive CCPC” (as defined in the Tax Proposals contained in the 2022 Canadian Federal Budget) with respect to a taxation year which ends on or after April 7, 2022, in accordance with the Tax Proposals contained in the 2022 Canadian Federal Budget.
The amount of any capital loss realized by a Resident Holder that is a corporation on the disposition or deemed disposition of a share may be reduced by the amount of certain dividends previously received (or deemed to be received) by such Resident Holder on such share (or, in certain circumstances, another share where the share has been acquired in exchange for such other share) to the extent and under circumstances prescribed by the Tax Act. Similar rules may apply where a Resident Holder is a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Resident Holders to whom these rules may be relevant should consult their own tax advisors.
Capital gains realized by an individual or trust, other than certain specified trusts, may give rise to a liability for minimum tax as calculated under the detailed rules set out in the Tax Act.
Eligibility for Investment
The Cresco Shares issued pursuant to the Arrangement will be qualified investments under the Tax Act for trusts governed by a registered retirement savings plan (“RRSP”), a registered retirement income fund (“RRIF”), a deferred profit sharing plan, a registered education savings plan (“RESP”), a registered disability savings plan (“RDSP”) or a tax-free savings account (“TFSA”) (each as defined in the Tax Act), at any particular time, provided that, at that time, the Cresco Shares are listed on a “designated stock exchange” (which currently includes the CSE) or Cresco is a “public corporation” (each as defined in the Tax Act).
Notwithstanding that the Cresco Shares may be qualified investments for a trust governed by a RRSP, RRIF, TFSA, RDSP or RESP, the annuitant under an RRSP or RRIF, the holder of a TFSA or RDSP, or the subscriber of a RESP, will be subject to a penalty tax on such shares if such shares are a “prohibited investment” (as defined in subsection 207.01(1) of the Tax Act). The Cresco Shares will generally not be a “prohibited investment” for a trust governed by a TFSA, RRSP, RRIF, RDSP or RESP provided that (i) the holder of the TFSA or RDSP, the annuitant under the RRSP or the RRIF, or the subscriber under the RESP, as the case may be, deals at arm’s length with Cresco for purposes of the Tax Act and does not have a “significant interest” (as defined in subsection 207.01(4) of the Tax Act) in Cresco, or (ii) the Cresco Shares are “excluded property” (as defined in subsection 207.01(1) of the Tax Act) for the TFSA, RRSP, RRIF, RDSP or RESP. An annuitant under a RRSP or RRIF, a holder of a TFSA or RDSP or a subscriber of a RESP should consult with and rely upon its own tax advisor in this regard.
Dissenting Resident Holders
A Resident Holder who validly exercises Dissent Rights in respect of the Arrangement (a “Dissenting Resident Holder”) and who is entitled to be paid fair value for its Columbia Care PV Shares or Columbia Care Common Shares, as applicable, will be deemed to have transferred its Columbia Care PV Shares or Columbia Care Common Shares, as applicable, to Columbia Care, and will be entitled to receive a payment from Columbia Care of an amount equal to the fair value of such Dissenting Resident Holder’s Columbia Care PV Shares or Columbia Care Common Shares, as applicable. Such Dissenting Resident Holder should, although not free from doubt, be considered to have received a taxable dividend equal to the amount, if any, by which such payment made in respect of the Holder’s Columbia Care PV Shares or Columbia Care Common Shares, as applicable (other than any portion of the payment that is interest, if any, awarded by the Court) exceeds the “paid-up capital” (computed for the purpose of the Tax Act) of its Columbia Care PV Shares or Columbia Care Common Shares, as applicable, immediately before their transfer to Columbia Care pursuant to the Arrangement. In the case of a Dissenting Resident Holder that is a corporation, in some circumstances, the amount of any such deemed dividend may be treated as proceeds of disposition and not a dividend. The tax consequences described above under the heading “Holders Resident in Canada — Dividends on Cresco Shares” will generally apply with respect to any deemed dividend which may arise to a Dissenting Resident Holder.
In addition, the Dissenting Resident Holder will be considered to have disposed of such Columbia Care PV Shares or Columbia Care Common Shares, as applicable for proceeds of disposition equal to the amount paid to such Holder (other than that portion that is in respect of interest, if any, awarded by the Court) for its Columbia Care PV Shares or Columbia Care Common Shares, as applicable, less the amount of any deemed dividend arising on the transfer of such shares as described above. The Dissenting Resident Holder will, in general, realize a capital gain (or a capital loss) equal to the amount by which such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to such Holder of the Columbia Care PV Shares or Columbia Care Common Shares, as applicable, immediately before their transfer to Columbia Care pursuant to the Arrangement. See “Holders Resident in Canada — Taxation of Capital Gains and Capital Losses” above for a general discussion of the treatment of capital gains and losses under the Tax Act.

Any interest awarded by the Court to a Dissenting Resident Holder will be included in such Dissenting Resident Holder’s income for the purposes of the Tax Act.
A Dissenting Resident Holder that is throughout the relevant taxation year a “Canadian-controlled private corporation” (as defined in the Tax Act) may be liable to pay an additional tax (refundable in certain circumstances) on its “aggregate investment income” (as defined in the Tax Act), including any taxable capital gains. Such additional tax may also apply to a Dissenting Resident Holder if it is a “Substantive CCPC” (as defined in the Tax Proposals contained in the 2022 Canadian Federal Budget) with respect to a taxation year which ends on or after April 7, 2022, in accordance with the Tax Proposals contained in the 2022 Canadian Federal Budget.
Resident Holders who are considering exercising their Dissent Rights should consult with and rely upon their own tax advisors with respect to the Canadian federal income tax consequences of exercising Dissent Rights having regard to their own particular circumstances, as the exercise of Dissent Rights could have adverse tax implications to such Resident Holder.
Holders Not Resident in Canada
This portion of the summary is generally applicable to a Holder who, at all relevant times, for the purposes of the Tax Act and any applicable tax treaty or convention, is not, and is not deemed to be, resident in Canada and does not use or hold, and is not deemed to use or hold, its Columbia Care Shares or Cresco Shares in a business carried on in Canada (a “Non-Resident Holder”). Special rules, which are not discussed in this summary, may apply to certain holders that are insurers carrying on an insurance business in Canada and elsewhere or an “authorized foreign bank” (as defined in the Tax Act).
Non-Resident Holders of Columbia Care PV Shares Participating in the Arrangement
Pursuant to the Arrangement, a Non-Resident Holder of Columbia Care PV Shares will be deemed to have converted each of its Columbia Care PV Shares for 100 Columbia Care Common Shares. This conversion will generally be a tax-deferred exchange and the Non-Resident Holder will be deemed to not have disposed of its Columbia Care PV Shares for purposes of the Tax Act (other than for certain specific purposes) and no capital gain or capital loss will arise. The Non-Resident Holder will be deemed to acquire the Columbia Care Common Shares it receives on the exchange at an aggregate cost equal to the aggregate adjusted cost base to the Non-Resident Holder of the Columbia Care PV Shares held by such Holder immediately before the exchange.
If the Columbia Care PV Shares are “taxable Canadian property” (as defined in the Tax Act) to a Non-Resident Holder, the Columbia Care Common Shares received on the conversion of each Columbia Care PV Share for 100 Columbia Care Common Shares will be deemed to be, at any time that is within 60 months of the exchange, taxable Canadian property to such Holder. A Columbia Care PV Share will be taxable Canadian property if, at any particular time during the 60 month period that ends at that time, more than 50% of the fair market value of such share was derived directly or indirectly (otherwise than through a corporation, partnership or trust the shares or interests in which were not themselves taxable Canadian property at the particular time) from one or any combination of (i) real or immovable property situated in Canada (as defined in the Tax Act), (ii) Canadian resource properties (as defined in the Tax Act), (iii) timber resource properties (as defined in the Tax Act), and (iv) options in respect of, or interests in, or for civil law rights in, property described in any of (i) to (iii), whether or not the property exists. In the Arrangement Agreement, Columbia Care represented that, at no time in the 60 month period preceding the date upon which the Arrangement becomes effective, has more than 50% of the fair market value of the shares of Columbia Care been derived directly or indirectly from one or any combination of (i) real or immovable property situated in Canada, (ii) Canadian resource property, (iii) timber resource property or (iv) options in respect of, or interests in, or for civil law rights in, property described in (i) to (iii), whether or not the property exists.
Non-Resident Holders who exchange Columbia Care PV Shares that may constitute “taxable Canadian property” for Columbia Care Common Shares should consult their own tax advisors with respect to the Canadian income tax consequences of the exchange.

Non-Resident Holders of Columbia Care Common Shares Participating in the Arrangement
The following disclosure applies to Non-Resident Holders of Columbia Care Common Shares, including such shares acquired pursuant to the Arrangement on a conversion of one Columbia Care PV Share for 100 Columbia Care Common Shares.
Disposition of Columbia Care Common Shares for Cresco Shares
Non-Resident Holders, other than Dissenting Non-Resident Holders,will dispose of their Columbia Care Common Shares to AcquisitionCo in exchange for the issuance by Cresco of the number of Cresco Shares determined pursuant to the Exchange Ratio, subject to adjustment in accordance with section 2.12 of the Arrangement Agreement, as part of the Arrangement.
A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition or deemed disposition of a Columbia Care Common Share, unless the Columbia Care Common Share is “taxable Canadian property” and is not “treaty-protected property”, each as defined in the Tax Act, to the Non-Resident Holder at the time of the disposition.
Generally, a Columbia Care Common Share will not constitute taxable Canadian property of a Non-Resident Holder at the time of disposition of such share provided that such share is listed on a designated stock exchange (which includes the NEO, the CSE and the Frankfurt Stock Exchange) at that time, unless at any time during the 60 month period immediately preceding the disposition: (i) one or any combination of (a) the Non-Resident Holder, (b) persons with whom the Non-Resident Holder does not deal at arm’s length, and (c) partnerships in which the Non-Resident Holder or a person described in (b) holds a membership interest directly or indirectly through one or more partnerships, owned 25% or more of the issued shares of any class or series of the capital stock of Columbia Care, and (ii) more than 50% of the fair market value of such share was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource property” (as defined in the Tax Act), “timber resource property” (as defined in the Tax Act), and options in respect of, or interests in, or civil law rights in, any such properties (whether or not such property exists). Notwithstanding the foregoing, in certain circumstances set out in the Tax Act, Columbia Care Common Shares may be deemed to be “taxable Canadian property”. Non-Resident Holders should consult with and rely upon their own tax advisors in this regard.
Even if the Columbia Care Common Shares are taxable Canadian property to a Non-Resident Holder, a taxable capital gain realized by such Non-Resident Holder from the disposition of the Columbia Care Common Shares under the Arrangement will not be included in computing the Non-Resident Holder’s income earned in Canada for purposes of the Tax Act and will therefore not be subject to tax in Canada if, at the time of the disposition, the Columbia Care Common Shares constitute “treaty protected property” of the Non-Resident Holder for purposes of the Tax Act. Columbia Care Common Shares owned by a Non-Resident Holder will generally be treaty protected property if the gain from the disposition of such shares would, because of an applicable income tax treaty or convention between Canada and the country of which the Non-Resident Holder is resident for purposes of such treaty or convention and in respect of which the Non-Resident Holder is entitled to benefits thereunder, be exempt from tax under Part I of the Tax Act.
In the event the Columbia Care Common Shares are, or are deemed to be, “taxable Canadian property” to the Non-Resident Holder but not “treaty-protected property” to the Non-Resident Holder at the time of disposition, the consequences to such Non-Resident Holder will generally be the same as described above under the heading “Holders Resident in Canada — Disposition of Columbia Care Common Shares to AcquisitionCo”.
Non-Resident Holders who dispose of Columbia Care Common Shares that may be “taxable Canadian property” should consult with and rely upon their own tax advisors with respect to the Canadian income tax consequences of the disposition, including whether their Columbia Care Common Shares constitute “treaty-protected property” and the potential requirement to file a Canadian income tax return depending on their particular circumstances.
Dividends on Cresco Shares
Dividends paid or credited, or deemed to be paid or credited, on a Non-Resident Holder’s Cresco Shares will be subject to withholding tax under the Tax Act at a rate of 25% of the gross amount of the dividend, unless the withholding rate is reduced under the provisions of an applicable income tax treaty or convention. In the case of a Non-Resident Holder who is a beneficial owner of dividends and who is a resident of the United States for purposes of the Convention, and who is entitled to the benefits of that treaty, the rate of Canadian withholding tax will generally be reduced to 15%. Non-Resident Holders should consult with and rely upon their own tax advisors in this regard.
Disposing of Cresco Shares
A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition or deemed disposition of a Cresco Share acquired pursuant to the Arrangement, unless the Cresco Share is “taxable Canadian property” to the Non-Resident Holder at the time of disposition and is not “treaty protected property” of the Non-Resident Holder at the time of disposition. Provided that. at the time of disposition, the Cresco Shares are listed on a designated stock exchange for purposes of the Tax Act (which currently includes the CSE), the Cresco Shares will not be “taxable Canadian property” at that time, unless at any time during the 60-month period immediately preceding the disposition: (i) one or any combination of (a) the Non-Resident Holder, (b) persons with whom the Non-Resident Holder does not deal at arm’s length, and (c) partnerships in which the Non-Resident Holder or a person described in (b) holds a membership interest directly or indirectly through one or more partnerships, owned 25% or more of the issued shares of any class or series of the capital stock of Cresco, and (ii) more than 50% of the fair market value of such share was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource property” (as defined in the Tax Act), “timber resource property” (as defined in the Tax Act), and options in respect of, or interests in, or civil law rights in, any such property to the Non-Resident Holder for the 60 month period following the exchange (whether or not such property exists).
Where a Non-Resident Holder acquires Cresco Shares pursuant to the Arrangement in exchange for Columbia Care Common Shares that are, at the time of the exchange, “taxable Canadian property” to the Non-Resident Holder, the Cresco Shares will generally be deemed to be “taxable Canadian property” to the Non-Resident Holder for the 60 month period following the exchange. Non-Resident Holders who dispose of Cresco Shares that may constitute “taxable Canadian property” should consult their own tax advisors with respect to the Canadian income tax consequences of the disposition including whether their Cresco Shares constitute treaty-protected property and the potential requirement to file a Canadian income tax return in respect of the disposition depending on their particular circumstances.
Dissenting Non-Resident Holders
A Non-Resident Holder who validly exercises Dissent Rights in respect of the Arrangement (a “Dissenting Non-Resident Holder”) and who is entitled to be paid fair value for its Columbia Care PV Shares or Columbia Care Common Shares, as applicable, will be deemed to have transferred such Dissenting Non-Resident Holder’s Columbia Care PV Shares or Columbia Care Common Shares, as applicable, to Columbia Care and will be entitled to receive a payment from Columbia Care of an amount equal to the fair value of such Dissenting Non-Resident Holder’s Columbia Care PV Shares or Columbia Care Common Shares, as applicable. Such Dissenting Non-Resident Holder should, although not free from doubt, be considered to have received a taxable dividend equal to the amount, if any, by which such payment made in respect of the Holder’s Columbia Care PV Shares or Columbia Care Common Shares, as applicable (other than any portion of the payment that is interest, if any, awarded by the Court) exceeds the “paid-up capital” (computed for the purpose of the Tax Act) of the Dissenting Non-Resident Holder’s Columbia Care PV Shares or Columbia Care Common Shares, as applicable, immediately before their transfer to Columbia Care pursuant to the Arrangement. Any such dividend will be subject to Canadian non-resident withholding tax under the Tax Act at a rate of 25% of the gross amount of the dividend, unless the rate is reduced by an applicable income tax treaty or convention. In the case of a Non-Resident Holder who is a beneficial owner of dividends and who is a resident of the United States for purposes of the Convention and is entitled to the benefits of that treaty, the rate of withholding tax will generally be reduced to 15%. Non-Resident Holders should consult with and rely upon their own tax advisors in this regard.
A Dissenting Non-Resident Holder of Columbia Care PV Shares or Columbia Care Common Shares, as applicable, will also be considered to have disposed of such Columbia Care PV Shares or Columbia Care Common Shares, as applicable, for proceeds of disposition equal to the amount paid to such Dissenting

Non-Resident Holder less an amount in respect of interest, if any, awarded by the Court and the amount of any deemed dividend. A Dissenting Non-Resident Holder will generally not be subject to income tax under the Tax Act in respect of any capital gain realized on a disposition of Columbia Care Common Shares pursuant to the exercise of their Dissent Rights unless such Columbia Care Common Shares constitute, or are deemed to constitute, “taxable Canadian property” of the Dissenting Non-Resident Holder and the Dissenting Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention. See the discussion above under the heading “Holders Not Resident in Canada — Disposition of Columbia Care Common Shares for Cresco Shares”.
Any interest paid or credited to a Dissenting Non-Resident Holder will generally not be subject to Canadian withholding tax under the Tax Act provided such interest is not “participating debt interest” (as defined in the Tax Act).
Non-Resident Holders who are considering exercising their Dissent Rights should consult with and rely upon their own tax advisors with respect to the Canadian federal income tax consequences of exercising Dissent Rights having regard to their own particular circumstances, as the exercise of Dissent Rights could have adverse tax implications to such Non-Resident Holder.
This summary is of a general nature only and is not exhaustive of all possible Canadian federal income tax considerations. This summary is not intended to be, nor should it be construed to be, legal or tax advice to any Holder. No advance income tax ruling has been applied for or obtained from the CRA to confirm the tax consequences of any of the transactions described herein. Accordingly, Holders should consult with and rely upon their own tax advisors for advice as to the income tax consequences to them of the Arrangement in their particular circumstances.
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS
The following summary describes certain anticipated material U.S. federal income tax consequences applicable to a U.S. Holder (as defined below) and a Non-U.S. Holder (as defined below) with respect to the receipt of Cresco Shares pursuant to the Arrangement and the ownership and disposition of such Cresco Shares. This summary addresses only U.S. Holders and Non-U.S. Holders who hold their Columbia Care Shares, and, after the Effective Time, their Cresco Shares, as a capital asset within the meaning of Section 1221 of the Code (as defined below).
This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. Holder or a Non-U.S. Holder as a result of the Arrangement or that may apply to a U.S. Holder or a Non-U.S. Holder as a result of the ownership and disposition of Cresco Shares received pursuant to the Arrangement. This summary does not take into account the individual facts and circumstances of any particular U.S. Holder or Non-U.S. Holder that may affect the U.S. federal income tax consequences to the U.S. Holder or Non-U.S. Holder, including specific tax consequences to a U.S. Holder or a Non-U.S. Holder under an applicable tax treaty. Except as specifically set forth below, this summary does not discuss applicable tax reporting requirements. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Holder or Non-U.S. Holder. Without limitation to the foregoing, this summary does not address the U.S. federal alternative minimum, U.S. federal estate and gift, U.S. state and local or non-U.S. tax consequences of the Arrangement or the ownership and disposition of Cresco Shares received pursuant to the Arrangement.
No opinion from U.S. legal counsel or ruling from the U.S. Internal Revenue Service (the “IRS”) has been requested, nor will one be obtained, regarding the U.S. federal income tax consequences of the Arrangement or the ownership and disposition of Cresco Shares received pursuant to the Arrangement. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the positions taken in this summary.
As used in this summary, the “Code” is the U.S. Internal Revenue Code of 1986, as amended, and “Treasury Regulations” are the U.S. Treasury regulations promulgated under the Code (whether final, temporary or proposed). This summary is based on the Code, Treasury Regulations, published rulings of the

IRS, published administrative positions of the IRS, and U.S. court decisions that are applicable and, in each case, as in effect and available as of the date of the Circular. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive or prospective basis which could affect the U.S. federal income tax considerations described in this summary. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.
This summary does not address U.S. Holders or Non-U.S. Holders subject to special tax rules, including without limitation, the following:
•
banks, financial institutions, underwriters or insurance companies;

•
brokers, dealers or traders in securities or foreign currencies, or that use the mark-to-market method of accounting;

•
real estate investment trusts and regulated investment companies;

•
tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax-deferred accounts;

•
U.S. expatriates or former long-term residents of the United States;

•
entities or arrangements that are treated as partnerships for U.S. federal income tax purposes and investors in such partnerships;

•
dealers or traders in securities, commodities or currencies;

•
grantor trusts;

•
S corporations;

•
controlled foreign corporations or passive foreign investment companies;

•
a U.S. Holder or a Non-U.S. Holder subject to the U.S. federal alternative minimum tax;

•
a U.S. Holder or a Non-U.S. Holder whose “functional currency” is not the U.S. dollar;

•
a U.S. Holder or a Non-U.S. Holder who received its Columbia Care Shares, or, after the Effective Time, a U.S. Holder or a Non-U.S. Holder who received its Cresco Shares, through the exercise of employment options or otherwise as compensation in connection with the performance of services or through a tax-qualified retirement plan, or through the exercise or acceleration of Columbia Care RSUs, Columbia Care PSUs, Columbia Care Options or Columbia Care Warrants;

•
a U.S. Holder or a Non-U.S. Holder who owns (directly, indirectly or through attribution) 10% or more, by vote or value, of the outstanding Columbia Care Shares prior to the Effective Time or outstanding Cresco Shares after the Effective Time; or

•
a U.S. Holder or a Non-U.S. Holder who owns Columbia Care Shares, or, after the Effective Time, Cresco Shares, as part of a straddle, synthetic security, hedge, constructive sale, conversion transaction or other integrated investment or risk reduction strategy or transaction.

A U.S. Holder or a Non-U.S. Holder that is subject to special provisions under the Code, including holders described immediately above, should consult its tax advisors regarding all U.S. federal, U.S. state and local, and non-U.S. tax consequences of the Arrangement and the ownership and disposition of Cresco Shares received pursuant to the Arrangement.
If an entity or arrangement that is classified as a partnership (including any other “pass-through” entity) for U.S. federal income tax purposes holds Columbia Care Shares (or after the Effective Time, Cresco Shares), the U.S. federal income tax consequences to such partnership and the partners (or owners) of such partnership participating in the Arrangement and the ownership and disposition of Cresco Shares received pursuant to the Arrangement generally will depend on the activities of the partnership and the status of such partners (or owners). This summary does not address the tax consequences to any such partnership or partner (or owner). Partners (or owners) of entities and arrangements that are classified as partnerships (or other “pass-through”

entities) for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences of the Arrangement and the ownership and disposition of Cresco Shares received pursuant to the Arrangement.
As used in this summary, a “U.S. Holder” means a beneficial owner of Columbia Care Shares or, after the Effective Time, Cresco Shares who is, for U.S. federal income tax purposes: (i) a citizen or resident of the United States; (ii) a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States or any state or political subdivision thereof or the District of Columbia; (iii) a trust that (A) is subject to the primary jurisdiction of a court within the United States and the control of one or more U.S. persons with respect to all of its substantial decisions, or (B) has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or (iv) an estate that is subject to U.S. federal income tax on its income, regardless of source.
As used in this summary, a “Non-U.S. Holder” is a beneficial owner of Columbia Care Shares or, after the Effective Time, Cresco Shares, participating in the Arrangement that is not a U.S. Holder or an entity classified as a partnership (or other “pass-through” entity) for U.S. federal income tax purposes.
This summary does not address the U.S. federal income tax consequences of transactions effected prior or subsequent to, or concurrently with, the Arrangement (whether or not any such transactions are undertaken in connection with the Arrangement), including, without limitation, the following:
•
any vesting, conversion, assumption, disposition, exercise, exchange, or other transaction involving any rights to acquire Columbia Care Shares or Cresco Shares, including Columbia Care RSUs, Columbia Care PSUs, Columbia Care Options and Columbia Care Warrants; and

•
any transaction, other than the Arrangement, in which Columbia Care Shares or Cresco Shares are acquired.

Please consult your own tax advisor as to the specific tax consequences of the Arrangement and the ownership and disposition of Cresco Shares received pursuant to the Arrangement, including the applicable U.S. federal, state, local and non-U.S. tax consequences to you of the Arrangement and the ownership and disposition of Cresco Shares received pursuant to the Arrangement.
Tax Classification of Columbia Care and Cresco as U.S. Domestic Corporations
For U.S. federal income tax purposes, each of Columbia Care and Cresco is treated as a U.S. domestic corporation pursuant to Section 7874(b) of the Code and the Treasury Regulations promulgated thereunder, notwithstanding that each of Columbia Care and Cresco is organized under the provisions of the BCBCA. For Canadian income tax purposes, each of Columbia Care and Cresco is treated as a Canadian resident company (as defined in the Tax Act).
Section 7874 of the Code and the Treasury Regulations promulgated thereunder do not address all the possible U.S. federal income tax consequences that arise from Columbia Care and Cresco each being treated as a U.S. domestic corporation for U.S. federal income tax purposes. For example, it is not clear whether Columbia Care and Cresco qualify for certain U.S.-Canada income tax treaty benefits, which could have a material adverse effect on their respective financial conditions and results of operations. In addition, holders of Cresco Shares will be subject to U.S. income tax withholding on dividends paid by Cresco and such dividend payments may not be eligible for a reduced rate of withholding under the U.S.-Canada income tax treaty or eligible for a foreign tax credit with respect to any foreign income taxes paid. A Non-U.S. Holder that is not treated as resident of either the United States or Canada may be subject to both U.S. and Canadian withholding taxes. In addition to the foregoing examples, it is expected that Cresco will experience a number of significant and complicated U.S. federal income tax consequences as a result of being treated as a U.S. domestic corporation for U.S. federal income tax purposes and this summary does not attempt to describe all such U.S. federal income tax consequences. Accordingly, there may be additional or unforeseen U.S. federal income tax consequences to Cresco and its shareholders.
Generally, Cresco is subject to U.S. federal income tax on certain of its worldwide taxable income (regardless of its source) and is required to file a U.S. federal income tax return annually with the IRS. Cresco is also subject to income tax in Canada. It is unclear how the foreign tax credit rules under the Code will apply in certain circumstances, given the treatment of Cresco as a U.S. domestic corporation for U.S. federal income tax purposes and the taxation of Cresco in Canada. Accordingly, it is possible that Cresco will be subject to double taxation with respect to all or part of its taxable income. It is anticipated that such U.S. and Canadian tax treatment will continue indefinitely and that Cresco Shares will be treated indefinitely as shares in a U.S. domestic corporation for U.S. federal income tax purposes.
The remainder of this summary assumes that each of Columbia Care and Cresco is a U.S. domestic corporation for U.S. federal income tax purposes.
Material U.S. Federal Income Tax Considerations of the Arrangement
Deemed Conversion of Columbia Care PV Shares into Columbia Care Common Shares
Pursuant to the Arrangement, each Columbia Care PV Share outstanding immediately prior to the Effective Time (other than a Columbia Care PV Share held by a U.S. Holder or a Non-U.S. Holder that is a Dissenting Columbia Care Shareholder and properly exercises Dissent Rights in respect of its Columbia Care PV Shares) shall, without any further action by or on behalf of the U.S. Holder or Non-U.S. Holder thereof, be deemed to be converted by such U.S. Holder or Non-U.S. Holder for 100 Columbia Care Common Shares per Columbia Care PV Share in accordance with the terms of the Columbia Care PV Shares. The U.S. federal income tax consequences of this deemed conversion to a U.S. Holder and a Non-U.S. Holder (other than a Dissenting Holder (as defined below)) that exchanges Columbia Care PV Shares for Columbia Care Common Shares should be as follows:
(a)
a U.S. Holder or a Non-U.S. Holder generally will not recognize gain or loss as a result of the deemed conversion;

(b)
a U.S. Holder or a Non-U.S. Holder’s aggregate tax basis of Columbia Care Common Shares received pursuant to the deemed conversion will be the same as the aggregate tax basis of the Columbia Care PV Shares surrendered in exchange therefor; and

(c)
a U.S. Holder or a Non-U.S. Holder’s holding period of the Columbia Care Common Shares received pursuant to the deemed conversion will include the holding period of the Columbia Care PV Shares surrendered therefor.

In the case of a U.S. Holder or a Non-U.S. Holder that acquired different blocks of Columbia Care PV Shares at different times and at different prices, Treasury Regulations provide detailed rules for allocating the tax basis and holding period of such U.S. Holder’s or Non-U.S. Holder’s Columbia Care PV Shares to the Columbia Care Common Shares exchanged therefor.
Exchange of Columbia Care Shares for Cresco Shares by U.S. Holders and Non-U.S. Holders
Columbia Care and Cresco intend for the component steps of the Arrangement to qualify as a single, integrated reorganization under Section 368(a) of the Code. However, as discussed above, neither Columbia Care nor Cresco has requested or intends to request a ruling from the IRS or an opinion of counsel with respect to whether the Arrangement will qualify as a reorganization under Section 368(a) of the Code. Whether the Arrangement qualifies as a reorganization under Section 368(a) of the Code depends on the resolution of complex legal and factual issues, some of which may not be known until after the Effective Time. In particular, among other requirements, Cresco must acquire (or be deemed to acquire for U.S. federal income tax purposes) substantially all of the properties of the Columbia Care in exchange for voting stock of Cresco (and, subject to certain limitations, money or other property in addition to voting stock of Cresco). In addition, qualification of the Arrangement as a reorganization under Section 368(a) of the Code depends on whether certain technical requirements of U.S. federal income tax law are satisfied, including the continuity of business enterprise requirement and the continuity of interest requirement, which may not be known as of the Effective Time, and whether the Arrangement has a valid business purpose for U.S. federal income tax purposes. Therefore, no assurance can be given that the Arrangement qualifies as a reorganization under Section 368(a) of the Code. U.S. Holders and Non-U.S. Holders are urged to consult their tax advisors regarding the U.S. federal income tax consequences of the Arrangement.

If the Arrangement qualifies as a reorganization under Section 368(a) of the Code, the U.S. federal income tax consequences of the Arrangement to a U.S. Holder and a Non-U.S. Holder (other than a Dissenting Holder (as defined below)) of Columbia Care Common Shares, including such Columbia Care Common Shares acquired pursuant to the Arrangement on a deemed conversion of one Columbia Care PV Share for 100 Columbia Care Common Shares, that exchanges Columbia Care Common Shares solely for Cresco Shares should be as follows:
(a)
a U.S. Holder or a Non-U.S. Holder generally will not recognize gain or loss as a result of the Arrangement;

(b)
a U.S. Holder or a Non-U.S. Holder’s aggregate tax basis of Cresco Shares received pursuant to the Arrangement will be the same as the aggregate tax basis of the Columbia Care Common Shares surrendered in exchange therefor; and

(c)
a U.S. Holder or a Non-U.S. Holder’s holding period of the Cresco Shares received pursuant to the Arrangement will include the holding period of the Columbia Care Common Shares surrendered therefor.

In the case of a U.S. Holder or a Non-U.S. Holder that acquired different blocks of Columbia Care Common Shares (including such Columbia Care Common Shares acquired pursuant to the Arrangement on a deemed conversion of one Columbia Care PV Share for 100 Columbia Care Common Shares) at different times and at different prices, Treasury Regulations provide detailed rules for allocating the tax basis and holding period of such U.S. Holder’s or Non-U.S. Holder’s Columbia Care Common Shares to the Cresco Shares exchanged therefor. Any such U.S. Holder or Non-U.S. Holder is urged to consult its tax advisors regarding the allocation of tax basis and holding period of such U.S. Holder’s or Non-U.S. Holder’s Columbia Care Shares to the Cresco Shares received pursuant to the Arrangement.
If the Arrangement does not qualify as a reorganization under Section 368(a) of the Code, each U.S. Holder’s or Non-U.S. Holder’s exchange of Columbia Care Common Shares for Cresco Shares (including such Columbia Care Common Shares acquired pursuant to the Arrangement or a deemed conversion of one Columbia Care PV Share for 100 Columbia Care Common Shares) will be a taxable exchange for U.S. federal income tax purposes. Each U.S. Holder’s or Non-U.S. Holder’s amount realized will be the fair market value of the Cresco Shares received pursuant to the Arrangement and a U.S. Holder generally will be subject to U.S. federal income tax as a result of the Arrangement in the same manner as described below under “Material U.S. Federal Income Tax Considerations of the Ownership and Disposition of Cresco Shares — U.S. Holders — Sale, Exchange or Other Taxable Disposition” and a Non-U.S. Holder generally will be subject to U.S. federal income tax as a result of the Arrangement in the same manner as described below under “Material U.S. Federal Income Tax Considerations of the Ownership and Disposition of Cresco Shares — Non-U.S. Holders — Sale, Exchange or Other Taxable Disposition”.
Exercise of Dissenter’s Rights by U.S. Holders and Non-U.S. Holders
A U.S. Holder or a Non-U.S. Holder that is a Dissenting Columbia Care Shareholder (a “Dissenting Holder”) and properly exercises Dissent Rights in respect of its Columbia Care PV Shares or Columbia Care Common Shares (including such Columbia Care Common Shares acquired pursuant to the Arrangement on a conversion of one Columbia Care PV Share for 100 Columbia Care Common Shares), as applicable, will, pursuant to the Plan of Arrangement, be deemed to have sold its Columbia Care PV Shares or Columbia Care Common Shares, as applicable, to Columbia Care and will be entitled to be paid the fair value of such Columbia Care PV Shares or Columbia Care Common Shares, as applicable, by Columbia Care. A Dissenting Holder’s amount realized will equal the consideration received by such Dissenting Holder from Columbia Care (other than that portion that is in respect of interest, if any, awarded by the Court).
Accordingly, (other than the portion of consideration that is treated as interest awarded by the Court, which, in the case of a U.S. Holder is taxable as ordinary income and, in the case of a Non-U.S. Holder is subject to U.S. federal income tax withholding) a Dissenting Holder that is a U.S. Holder generally should be subject to U.S. federal income tax as a result of the Arrangement in the same manner as described below under “Material U.S. Federal Income Tax Considerations of the Ownership and Disposition of Cresco Shares — U.S. Holders — Sale, Exchange or Other Taxable Disposition” and a Dissenting Holder who is a Non-U.S. Holder

generally should be subject to U.S. federal income tax as a result of the Arrangement in the same manner as described below under “Material U.S. Federal Income Tax Considerations of the Ownership and Disposition of Cresco Shares — Non-U.S. Holders — Sale, Exchange or Other Taxable Disposition”. Notwithstanding the foregoing, it is possible that a Dissenting Holder be deemed to receive a distribution in respect of its sold Columbia Care Shares based on such Dissenting Holder’s particular circumstances. Each Dissenting Holder is urged to consult its tax advisors regarding the U.S. federal income tax consequences of its sale of Columbia Care PV Shares or Columbia Care Common Shares, as applicable, to Columbia Care.
Material U.S. Federal Income Tax Considerations of the Ownership and Disposition of Cresco Shares
U.S. Holders
Distributions
A U.S. Holder is treated as receiving a distribution with respect to such U.S. Holder’s Cresco Shares in an amount equal to the amount of cash or the fair market value of any property (including the amount of any Non-U.S. withholding taxes withheld in respect of such distribution) received by such U.S. Holder with respect to its Cresco Shares. The distribution is treated as a dividend to the extent of Cresco’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. The amount of any distribution in excess of Cresco’s current or accumulated earnings and profits is treated as a tax-free return of the U.S. Holder’s adjusted tax basis in its Cresco Shares, and thereafter as gain from the sale or exchange of the Cresco Shares and subject to U.S. federal income tax in the same manner as is described immediately below in “U.S. Holders — Sale, Exchange or Other Taxable Disposition”.
A dividend received by a corporate U.S. Holder may be eligible for a dividends received deduction (subject to applicable exceptions and limitations). A corporate U.S. Holder should consult its tax advisors regarding whether a dividend received deduction is available to it.
See “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Not Resident in Canada — Dividends on Cresco Shares” for a summary of the Canadian withholding taxes that a U.S. Holder may be subject to on distributions with respect to such U.S. Holder’s Cresco Shares.
Sale, Exchange or Other Taxable Disposition
Upon a U.S. Holder’s sale, exchange or other disposition of its Cresco Shares (other than in certain non-recognition transactions), such U.S. Holder recognizes gain or loss in an amount equal to the difference between (i) the amount realized by such U.S. Holder on such disposition and (ii) such U.S. Holder’s adjusted tax basis in the Cresco Shares sold, exchanged or otherwise disposed therefor. Any gain or loss will be capital gain or loss, and will be long-term capital gain or loss if the U.S. Holder’s holding period for the sold, exchanged or disposed Cresco Shares exceeds one year as of the date of the sale, exchange or disposition. Certain non-corporate U.S. Holders (including individuals) are currently subject to reduced rates of U.S. federal income tax in respect of long-term capital gain. A U.S. Holder’s ability to deduct capital losses may be subject to limitations under the Code. Gain or loss recognized by a U.S. Holder on a sale, exchange or other disposition of its Cresco Shares generally will be treated as U.S. source income for U.S. federal income tax purposes.
See “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Not Resident in Canada — Dividends on Cresco Shares” for a summary of the Canadian income tax consequences to a U.S. Holder upon a U.S. Holder’s sale, exchange or other disposition of its Cresco Shares.
Net Investment Income Tax
Certain non-corporate U.S. Holders (including individuals, estates and trusts) may be subject to a 3.8% U.S. federal tax on all or some portion of such U.S. Holder’s “net investment income” to the extent it exceeds certain thresholds. For this purpose, “net investment income” generally will include any dividend income received with respect to, or capital gain recognized upon a sale, exchange or other disposition of, Cresco Shares. A U.S. Holder should consult its tax advisor as to the application of the U.S. federal net investment income tax to its particular circumstances.

Foreign Tax Credit Limitations
Because it is anticipated that Cresco will be subject to income tax as both a U.S. domestic corporation and as a Canadian corporation, a U.S. Holder may pay, through withholding, Canadian income tax, as well as U.S. federal income tax, with respect to dividends paid on Cresco Shares. For U.S. federal income tax purposes, a U.S. Holder generally may elect for any taxable year to receive either a credit or a deduction for foreign income taxes paid by the U.S. Holder during the year. Complex limitations apply to the foreign tax credit, including a general limitation that the credit cannot exceed the proportionate share of a taxpayer’s U.S. federal income tax that the taxpayer’s foreign source taxable income bears to the taxpayer’s worldwide taxable income. In applying this limitation, items of income and deduction must be classified, under complex rules, as either foreign source or U.S. source. The status of Cresco as a U.S. domestic corporation for U.S. federal income tax purposes will cause dividends paid by Cresco to be treated as U.S. source rather than foreign source for this purpose. As a result, a foreign tax credit may be unavailable to U.S. Holders for any Canadian tax paid on dividends received from Cresco. Similarly, to the extent a sale, exchange or disposition of Cresco Shares by a U.S. Holder results in Canadian income tax payable by the U.S. Holder (for example, in the event the disposed Cresco Shares constitute taxable Canadian property within the meaning of the Tax Act), a U.S. foreign tax credit may be unavailable to the U.S. Holder for such Canadian income tax. In each case, however, the U.S. Holder may be able to take a deduction for the U.S. Holder’s Canadian income tax paid, provided that the U.S. Holder has not elected to credit other foreign income taxes during the same taxable year. The foreign tax credit rules are complex, and each U.S. Holder should consult its own tax advisors regarding these rules.
Foreign Currency
The amount of any distribution paid to a U.S. Holder in foreign currency, or the amount of proceeds paid in foreign currency on the sale, exchange or other taxable disposition of Cresco Shares, generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. Holder will have a basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. Holder who converts or otherwise disposes of the foreign currency after the date of receipt may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Holders who use the accrual method of tax accounting. Each U.S. Holder should consult its own U.S. tax advisors regarding the U.S. federal income tax consequences of receiving, owning, and disposing of foreign currency.
Information Reporting and Backup Withholding
A U.S. Holder generally is subject to information reporting requirements with respect to dividends received on, or proceeds from the sale, exchange or disposition of, Cresco Shares. In addition, a U.S. Holder, under certain circumstances, may be subject to U.S. federal backup withholding (currently imposed at a rate equal to 24%) with respect to dividends received on, or proceeds from the sale, exchange or disposition of, Cresco Shares unless the U.S. Holder satisfies the applicable certification requirements, including by providing a U.S. taxpayer identification number on a properly completed IRS Form W-9, or otherwise establishing an exemption from U.S. federal backup withholding. Cresco must report annually to the IRS and to each U.S. Holder the amount of distributions and dividends paid to that U.S. Holder, unless such U.S. Holder is an exempt recipient, as determined for U.S. federal tax purposes. U.S. federal backup withholding is not an additional tax and may be refunded or credited against the U.S. Holder’s U.S. federal income tax liability, provided that the required information and returns are timely furnished by such U.S. Holder to the IRS.
A U.S. Holder that, immediately prior to the Effective Time, owns at least 1% (of total voting power or total value) of the Columbia Care Shares or owns Columbia Care Shares with an adjusted tax basis of $1 million or more, may be required to file with the IRS certain Section 368(a) reorganization statements. Any such U.S. Holder should consult its tax advisor as to its filing requirements with respect to Section 368(a) reorganization statements.
Non-U.S. Holders
Distributions
A Non-U.S. Holder is treated as receiving a distribution with respect to such Non-U.S. Holder’s Cresco Shares in an amount equal to the amount of cash or the fair market value of any property (including the amount of any U.S. withholding taxes withheld in respect of such distribution) received by such Non-U.S. Holder with respect to its Cresco Shares. The distribution is treated as a dividend to the extent of Cresco’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. The amount of any distribution in excess of Cresco’s current or accumulated earnings and profits is treated as a tax-free return of the Non-U.S. Holder’s adjusted tax basis in its Cresco Shares, and thereafter as gain from the sale or exchange of Cresco Shares and subject to U.S. federal income tax in the same manner as is described immediately below in “Non-U.S. Holders — Sale, Exchange or Other Taxable Disposition”.
Except as described below, a dividend paid to a Non-U.S. Holder generally is subject to U.S. federal withholding tax at a 30% rate or at a lower rate if the Non-U.S. Holder is eligible for the benefits of an income tax treaty that provides for a lower rate. Even if the Non-U.S. Holder is eligible for a lower income tax treaty rate, Cresco (or its paying agent) generally is required to withhold at a 30% rate (rather than the lower income tax treaty rate) on a dividend payment to a Non-U.S. Holder unless the Non-U.S. Holder has furnished to Cresco (or its paying agent) a properly executed IRS Form W-8BEN or W-8BEN-E (or other appropriate Form W-8 or any successor form) certifying that such Non-U.S. Holder is entitled to benefits under an applicable income tax treaty. Additional certification requirements apply if a Non-U.S. Holder holds its Cresco Shares through a foreign partnership or a foreign intermediary. If a Non-U.S. Holder is eligible for a reduced rate of U.S. federal withholding tax under an income tax treaty but fails to furnish a properly executed IRS Form W-8BEN or W-8BEN-E (or other appropriate Form W-8 or any successor form), such Non-U.S. Holder may obtain a refund of any excess amounts withheld by timely filing a refund claim with the IRS.
If a Non-U.S. Holder holds its Cresco Shares in a U.S. brokerage account or otherwise through a U.S. broker, dealer, commercial bank, trust company or other nominee, such U.S. broker or other nominee generally will be the withholding agent for the dividend payment made to the Non-U.S. Holder. A Non-U.S. Holder generally will be required to deliver a properly completed IRS Form W-8BEN or W-8BEN-E (or other appropriate Form W-8 or any successor form) or other certifications to such U.S. brokers or other nominees and such U.S. brokers or other nominees may deduct and withhold from any payments made to such Non-U.S. Holders in accordance with their own procedures and applicable law. A Non-U.S. Holder that holds its Cresco Shares through a U.S. broker or other nominee should consult such U.S. broker or other nominee and their own tax advisors to determine the particular certification and withholding procedures that will be applicable to them.
A dividend paid to a Non-U.S. Holder that is “effectively connected” with its conduct of a trade or business within the United States, and, if required by an income tax treaty, attributable to a permanent establishment that the Non-U.S. Holder maintains in the United States, is not subject to U.S. federal withholding tax as described above, provided that the Non-U.S. Holder furnishes to Cresco (or paying agent, broker or other nominee, as applicable) a properly executed IRS Form W-8ECI (or acceptable substitute form) upon which the Non-U.S. Holder represents, under penalties of perjury, that (i) the Non-U.S. Holder is a non-U.S. person; and (ii) the dividend is effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States and is includable in its gross income for U.S. federal income tax purposes. Any such dividend generally is subject to U.S. federal income tax as if the Non-U.S. Holder were a U.S. Holder. In addition, any such dividend received by a corporate Non-U.S. Holder may, under certain circumstances, be subject to an additional U.S. federal “branch profits” tax at a 30% rate or at a lower rate if the corporate Non-U.S. Holder is eligible for the benefits of an income tax treaty that provides for a lower rate.
See “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Not Resident in Canada — Dividends on Cresco Shares” for a summary of the Canadian withholding taxes that a Non-U.S. Holder may be subject to on distributions with respect to such Non-U.S. Holder’s Cresco Shares.
Sale, Exchange or Other Taxable Disposition
Upon a Non-U.S. Holder’s sale, exchange or other disposition of its Cresco Shares (other than in certain non-recognition transactions), any gain realized by such Non-U.S. Holder generally is not subject to U.S. federal income tax unless:
•
such gain realized is effectively connected with the Non-U.S. Holder’s conduct of a trade or business in the United States (and, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the Non-U.S. Holder);

•
the Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year that includes the sale and certain other conditions are satisfied; or

•
the rules of the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) apply to treat the gain as effectively connected with a U.S. trade or business.

If the Non-U.S. Holder’s gain is described in the first bullet above, such Non-U.S. Holder generally is subject to U.S. federal income tax under the rules described above as if it were a U.S. Holder and, in the case of a foreign corporation, may be subject to an additional U.S. federal “branch profits” tax at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty).
If the Non-U.S. Holder is described in the second bullet above, such Non-U.S. Holder generally is subject to U.S. federal income tax at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty) on any gain, which may be offset by certain U.S.-source capital losses of the Non-U.S. Holder.
If the third bullet above applies, a Non-U.S. Holder generally is subject to U.S. federal income tax under the rules described above as if it were a U.S. Holder and subject to U.S. federal withholding generally at a rate equal to 15% of the amount realized by such Non-U.S. Holder on the disposition of its Cresco Shares. The FIRPTA rules would apply if Cresco is or had been a “United States real property holding corporation” (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the Non-U.S. Holder’s disposition or the Non-U.S. Holder’s holding period for Cresco Shares. Cresco would be a USRPHC if the fair market value of its “United States real property interests” (within the meaning of Section 897(c)(1) of the Code) equals or exceeds 50% of the fair market value of all of Cresco’s real property interests, plus any other of its assets which are used or held for use in its trade or business. If the Cresco Shares are considered to be regularly traded on an “established securities market” (within the meaning of U.S. Treasury regulations Section 1.897-1(m)), (i) a Non-U.S. Holder owning more than 5% of the outstanding Cresco Shares generally would not be subject to U.S. federal withholding tax on the disposition of its Cresco Shares, but is subject to U.S. federal income tax under the rules described above as if it were a U.S. Holder and (ii) a Non-U.S. Holder owning 5% or less of the outstanding Cresco Shares generally would not be subject to U.S. federal withholding or income tax. Although there can be no assurances that Cresco will not become a USRPHC, Cresco does not believe that it is or ever has been a USRPHC for U.S. federal income tax purposes.
See “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Not Resident in Canada — Disposing of Cresco Shares” for a summary of the Canadian income tax consequences to a Non-U.S. Holder upon a Non-U.S. Holder’s sale, exchange or other disposition of its Cresco Shares.
Information Reporting and Backup Withholding
A Non-U.S. Holder generally is subject to information reporting requirements with respect to dividends received on Cresco Shares, but generally is not subject to information reporting requirements with respect to proceeds from the sale, exchange or disposition of Cresco Shares. In addition, a Non-U.S. Holder generally is not subject to U.S. federal backup withholding with respect to dividends received on, or proceeds from the sale, exchange or disposition of, Cresco Shares, provided that such Non-U.S. Holder certifies to its foreign status or otherwise establishes an exemption from U.S. federal backup withholding requirements.
A Non-U.S. Holder that, immediately prior to the Effective Time, owns at least 1% (of total voting power or total value) of the Columbia Care Shares or owns Columbia Care Shares with an adjusted tax basis of $1 million or more, may be required to file with the IRS certain Section 368(a) reorganization statements. Any such Non-U.S. Holder should consult its tax advisor as to its filing requirements with respect to Section 368(a) reorganization statements.
FATCA
Withholding taxes may be imposed pursuant to FATCA (Sections 1471 through 1474 of the Code) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, except as discussed below, a 30% withholding tax may be imposed on dividends on Cresco Shares paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code).

Such 30% FATCA withholding will not apply to a foreign financial institution if such institution undertakes certain diligence and reporting obligations, or otherwise qualifies for an exemption from these rules. The diligence and reporting obligations include, among others, entering into an agreement with the U.S. Department of Treasury pursuant to which the foreign financial institution must (i) undertake to identify accounts held by certain “specified United States persons” or “United States-owned foreign entities” (each as defined in the Code), (ii) annually report certain information about such accounts, and (iii) withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the U.S. governing FATCA may be subject to different rules.
The 30% FATCA withholding will not apply to a non-financial foreign entity that (i) certifies that it does not have any “substantial United States owners” (as defined in the Code), (ii) furnishes identifying information regarding each substantial United States owner, or (iii) otherwise qualifies for an exemption from these rules.
The preceding summary is not a complete analysis or summary of all potential tax effects that may be important to you, including the status of Columbia Care and Cresco as U.S. domestic corporations for U.S. federal income tax purposes notwithstanding that each entity is organized under the provisions of the BCBCA. Thus, you are strongly encouraged to consult your tax advisor as to the specific tax consequences resulting from the Arrangement, including tax return reporting requirements, the applicability and effect of U.S. federal, state and local, and other tax laws and the effect of any proposed changes in the tax laws.
LEGAL MATTERS
Certain Canadian legal matters in connection with the Arrangement will be passed upon by Stikeman Elliott, as counsel for the Company and Bennett Jones, as counsel for Cresco.
OTHER BUSINESS
Management is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the form of proxy to vote the Columbia Care Shares represented thereby in accordance with their best judgment on such matter.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Other than as set forth herein, management of the Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last financial year or of any associate or affiliate of any such persons, in any matter to be acted upon at the Meeting.
See “The Arrangement — Interests of Certain Persons in the Arrangement” and “Securities Law Matters — Canadian Securities Laws”.
INDEBTEDNESS OF DIRECTORS AND OFFICERS
No director, proposed director, executive officer, nor any of their respective associates or affiliates, is or has been indebted to the Company or its subsidiaries since the beginning of the Company’s most recently completed financial year.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Other than as set forth herein, no informed person of the Company, any proposed director of the Company, or any associate or affiliate of any informed person or proposed director has any material interest, direct or indirect, in any transaction since December 31, 2021 or in any proposed transaction which has materially affected or would materially affect the Company. An “informed person” means (i) a director or executive office of a reporting issuer, (ii) a director or executive officer of a person or company that is itself an informed person or subsidiary of a reporting issuer, (iii) any person or company who beneficially owns, directly or indirectly, voting shares of a reporting issuer or who exercises control or direction over shares of the reporting issuer or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the reporting issuer and (iv) a reporting issuer that has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.
See “Voting Securities and Principal Holders Thereof”, “The Arrangement — Interests of Certain Persons in the Arrangement” and “Securities Law Matters — Canadian Securities Laws”.
STATEMENT OF RIGHTS
Securities legislation in the provinces and territories of Canada provides security holders of the offeree issuer with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages, if there is a Misrepresentation in a circular or notice that is required to be delivered to those security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult a lawyer.
ADDITIONAL INFORMATION
Additional information relating to the Company can be found on SEDAR at www.sedar.com and EDGAR at www.sec.gov. Financial and other information is provided in the audited consolidated financial statements and management’s discussion and analysis for the financial year ended December 31, 2021, which can be found on SEDAR at www.sedar.com and EDGAR at www.sec.gov and will be sent without charge to any securityholder upon request to the Vice President, Investor Relations of Columbia Care by phone at 212-271-0915, or by e-mail at levans@col-care.com.

APPROVAL
The contents and the provision of this Circular have been approved by the board of directors of the Company.
DATED at Toronto, Ontario as of this    •
BY ORDER OF THE BOARD
• Nicholas Vita
Director and Chief Executive Officer

CONSENT OF CANACCORD GENUITY
To:   The Board of Directors of Columbia Care Inc..
We refer to the fairness opinion dated March 22, 2022 (the “Fairness Opinion”) which we prepared for the Board of Directors of Columbia Care Inc. (“Columbia Care”) in connection with the plan of arrangement involving Columbia Care and Cresco Labs Inc. We consent to the filing of the Fairness Opinion in this information circular of Columbia Care dated    •    (the “Information Circular”) with the applicable securities regulatory authorities, the inclusion of the Fairness Opinion and a summary of the Fairness Opinion in the Information Circular, and all references to the Fairness Opinion and our firm in the Information Circular.
The Fairness Opinion was given as at March 22, 2022 and remains subject to the assumptions qualifications and limitations contained therein. In providing our consent, we do not intend that any person other than the Board of Directors of Columbia Care shall be entitled to rely upon the Fairness Opinion.
(Signed) “Canaccord Genuity Corp.”
CANACCORD GENUITY CORP.
Toronto, Ontario
•

CONSENT OF ATB CAPITAL MARKETS INC.
To:   The Board of Directors of Columbia Care Inc..
We refer to the fairness opinion dated March 23, 2022 (the “Fairness Opinion”) which we prepared for the Board of Directors of Columbia Care Inc. (“Columbia Care”) in connection with the plan of arrangement involving Columbia Care and Cresco Labs Inc. We consent to the filing of the Fairness Opinion in this information circular of Columbia Care dated    •    (the “Information Circular”) with the applicable securities regulatory authorities, the inclusion of the Fairness Opinion and a summary of the Fairness Opinion in the Information Circular, and all references to the Fairness Opinion and our firm in the Information Circular.
The Fairness Opinion was given as at March 23, 2022 and remains subject to the assumptions qualifications and limitations contained therein. In providing our consent, we do not intend that any person other than the Board of Directors of Columbia Care shall be entitled to rely upon the Fairness Opinion.
(Signed) “ATB Capital Markets Inc.”
ATB CAPITAL MARKETS INC.
Toronto, Ontario
•

Appendix A
GLOSSARY OF TERMS
In this Circular, unless the subject matter or context is inconsistent therewith, the following terms have the meanings set forth below and grammatical variations thereof shall have the corresponding meanings.
“Abbott Agreement” has the meaning ascribed thereto under the heading “The Arrangement — Interests of Certain Persons in the Arrangement — Change of Control Benefits”;
“Abbott Post-Closing RSU Grant” has the meaning ascribed thereto under the heading “The Arrangement — Interests of Certain Persons in the Arrangement — Change of Control Benefits”;
“AcquisitionCo” means a wholly-owned subsidiary unlimited liability corporation of Cresco to be incorporated under the laws of the Province of British Columbia;
“AcquisitionCo Share” means a common share in the capital of AcquisitionCo;
“Acquisition Proposal” means, other than the transactions contemplated by the Arrangement Agreement and other than any transaction involving only the Company and/or one or more of its wholly-owned Subsidiaries, any offer, proposal or inquiry (written or oral) from any Person or group of Persons other than Cresco (and/or any affiliate of Cresco) after March 23, 2022 relating to:
(a)
any sale, disposition, alliance or joint venture (or any lease, long-term supply agreement or other arrangement having the same economic effect as the foregoing), direct or indirect, in a single transaction or a series of related transactions, of assets representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of the Company and its Subsidiaries or of 20% or more of the voting or equity securities of the Company or any of its Subsidiaries (or rights or interests in such voting or equity securities);

(b)
any direct or indirect take-over bid, exchange offer, treasury issuance or other transaction that, if consummated, would result in such Person or group of Persons beneficially owning 20% or more of any class of voting, equity or other securities of the Company or any of its Subsidiaries (including securities convertible or exercisable or exchangeable for voting, equity or other securities of the Company or any of its Subsidiaries);

(c)
any plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, joint venture, partnership, liquidation, dissolution or other similar transaction involving the Company or any one or more of its Subsidiaries that, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company and its Subsidiaries or that contribute 20% or more of the consolidated revenue of the Company and its Subsidiaries; or

(d)
any other similar transaction or series of transactions involving the Company or any of its Subsidiaries;

“affiliate” has the meaning specified in NI 45-106;
“allowable capital loss” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Resident in Canada — Taxation of Capital Gains and Capital Losses”;
“Alternative Transaction” has the meaning ascribed thereto under the heading “The Arrangement — Voting Support Agreements”;
“Amalco” has the meaning ascribed thereto under the heading “The Arrangement — Arrangement Mechanics”;
“Antitrust Approval” means all applicable filings pursuant to the HSR Act and New York’s Twenty-First Century Anti-Trust Act, if passed, in respect of the Arrangement shall have been made and all applicable waiting periods (and extensions thereof) shall have expired or been terminated;

“Antitrust Division” has the meaning ascribed thereto under the heading “Regulatory Matters”;
“Antitrust Laws” means all Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, and the rules and regulations promulgated thereunder, including the HSR Act;
“Arrangement” means the arrangement under Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of the Arrangement Agreement, the Plan of Arrangement, or made at the direction of the Court in the Final Order with the prior written consent of Cresco and the Company, each acting reasonably;
“Arrangement Agreement” means the arrangement agreement dated as of March 23, 2022 between the Company and Cresco, as same may be amended, supplemented or restated in accordance therewith, including the recitals and all schedules attached to the Arrangement Agreement, together with disclosure letters of Columbia Care and Cresco, prior to the Effective Time, providing for, among other things, the Arrangement;
“Arrangement Resolution” means the special resolution approving the Plan of Arrangement to be considered at the Meeting, substantially in the form set out in Appendix B and any amendment or variation thereto made in accordance with the provisions of the Arrangement Agreement or made at the direction of the Court in the Interim Order with the prior written consent of Cresco and the Company, each acting reasonably;
“associate” has the meaning ascribed thereto in the Securities Act (British Columbia);
“ATB” means ATB Capital Markets Inc.;
“ATB Engagement Agreement” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion”;
“ATB Fairness Opinion” means the opinion of ATB to the effect that, as of the date of such opinion and based upon and subject to the assumptions, procedures, factors, limitations and qualifications set forth therein, the Consideration to be received by the Columbia Care Shareholders under the Arrangement is fair, from a financial point of view, to Columbia Care Shareholders;
“ATB Fairness Opinion Information” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion”;
“Authorization” means, with respect to any Person, any order, permit, approval, consent, waiver, licence or similar authorization of any Governmental Entity having jurisdiction over the Person, and includes the Company Licenses and the Cresco Licenses;
“Average Consensus Estimates” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion — March 15, 2022 Financial Presentation to the Columbia Care Special Committee”;
“BCBCA” means the Business Corporations Act (British Columbia);
“Bennett Jones” has the meaning ascribed thereto under the heading “The Arrangement — Background to the Arrangement”;
“Broadridge” has the meaning ascribed thereto under the heading “General Proxy Information — Non-Registered Columbia Care Shareholders”;
“Business Day” means any day of the year, other than a Saturday, Sunday or any day on which major banks are generally closed for business in Toronto, Ontario, Vancouver, British Columbia, New York, New York or Chicago, Illinois;
“Canaccord Genuity” means Canaccord Genuity Corp.;
“Canaccord Genuity Engagement Agreement” has the meaning ascribed thereto under the heading “The Arrangement — Canaccord Genuity Fairness Opinion”;

“Canaccord Genuity Fairness Opinion” means the opinion of Canaccord Genuity to the effect that, as of the date of such opinion and based upon and subject to the assumptions, procedures, factors, limitations and qualifications set forth therein, the Consideration to be received by the Columbia Care Shareholders under the Arrangement is fair, from a financial point of view, to Columbia Care Shareholders;
“Canadian Securities Laws” means applicable Canadian provincial and territorial securities laws;
“CCLLC” means Columbia Care, LLC, a wholly-owned subsidiary limited liability company of the Company, existing under the laws of Delaware;
“CCLLC Membership Interest” means a membership interest in the capital of CCLLC;
“CGGC” has the meaning ascribed thereto under the heading “The Arrangement — Canaccord Genuity Fairness Opinion”;
“Change in Recommendation” has the meaning ascribed thereto under the heading “The Arrangement Agreement — Termination of Arrangement Agreement”;
“Circular” means the Notice of Meeting and accompanying management information circular, including all schedules, appendices and exhibits hereto, to be sent to the Shareholders in connection with the Meeting, as amended, supplemented or otherwise modified from time to time;
“Code” has the meaning ascribed thereto under the heading “Material U.S. Federal Income Tax Considerations for Shareholders”;
“Collective Agreement” means a collective bargaining agreement or union agreement;
“Columbia Care Board” means the board of directors of Columbia Care as is constituted from time to time;
“Columbia Care Board Recommendation” means a statement that the Columbia Care Board has received the ATB Fairness Opinion and Canaccord Fairness Opinion and has unanimously determined, after receiving legal and financial advice: (a) that the Arrangement is fair to the Columbia Care Shareholders; (b) that the Arrangement and the entering into of the Arrangement Agreement is in the best interests of the Company; and (c) that the Columbia Care Board recommends that the Columbia Care Shareholders vote in favour of the Arrangement Resolution;
“Columbia Care Common Shareholders” has the meaning ascribed thereto above the heading “General Matters”;
“Columbia Care Common Shares” has the meaning ascribed thereto above the heading “General Matters”;
“Columbia Care Comparable Companies” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion — March 15, 2022 Financial Presentation to the Columbia Care Special Committee”;
“Columbia Care Convertible Notes” means the Company’s (i) 5.00% Senior Secured Convertible Notes due December 19, 2023, and (ii) 6.00% Senior Secured Convertible Notes due June 29, 2025, in each case issued pursuant to the Trust Indenture;
“Columbia Care Disclosure Letter” means the disclosure letter dated March 23, 2022 and delivered by Columbia Care to Cresco with the Arrangement Agreement;
“Columbia Care First-Lien Notes” means the Company’s (i) 13.00% senior secured first-lien notes due May 14, 2023, and (ii) 9.5% senior secured first-lien notes due February 3, 2026, in each case issued pursuant to the Trust Indenture;
“Columbia Care Lease Document” means any written or oral lease, sublease, license, concession and other agreement, including all amendments, modifications, extensions, renewals, guaranties, and other agreements with respect thereto, under which Columbia Care Leased Properties leasehold interests are held;
“Columbia Care Leased Properties” means each property currently leased or subleased by the Company or its Subsidiaries from a third party (together with the improvements included therewith or therein or located thereon, and all easements and other rights and interests in real property appurtenant thereto and all rights and privileges under the leases related thereto);
“Columbia Care Material Adverse Effect” means any change, event, occurrence, effect, state of facts or circumstance that, individually or in the aggregate with other such changes, events, occurrences, effects, state of facts or circumstances, is or would reasonably be expected to be material and adverse to the business, operations, results of operations, assets, properties, capitalization, condition (financial or otherwise) or liabilities (contingent or otherwise) of the Company and its Subsidiaries, taken as a whole, except any such change, event, occurrence, effect, state of facts or circumstance arising out of, relating to or resulting directly or indirectly from:
(a)
general conditions or developments in the cannabis industry as a whole in the United States;

(b)
any change, development or condition relating to global, national or regional political conditions (including the outbreak or escalation of war or acts of terrorism) or in general economic, business, regulatory or political conditions or in national or global financial, banking, currency exchange, interest rate, rates of inflation or in national or global capital markets;

(c)
any adoption, proposal, implementation or change in Law or any interpretation of Law by any Governmental Entity;

(d)
any change in IFRS or U.S. GAAP applicable to the Company;

(e)
any natural disaster (including those arising from or out of climatic or other natural events or conditions such as drought and other weather conditions);

(f)
any epidemic, pandemic, disease outbreak (including COVID-19), other health crisis or public health event, including any worsening or re-occurrence thereof;

(g)
the failure by the Company to meet any internal, third party or public projections, forecasts, guidance or estimates of revenues or earnings or other financial or operating metrics (it being understood that the causes or facts underlying or contributing to any such failure may be taken into account in determining whether a Columbia Care Material Adverse Effect has occurred, to the extent not otherwise excepted by another clause of this definition);

(h)
the announcement or disclosure of the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement;

(i)
any action taken (or omitted to be taken) by the Company or its Subsidiaries that is requested or consented to by Cresco expressly in writing or expressly required by the Arrangement Agreement;

(j)
any matter the full nature and extent of which has been expressly disclosed by the Company in the Columbia Care Disclosure Letter to the extent known by the Company at the time of the Columbia Care Disclosure Letter; or

(k)
any change in the market price or trading volume of any securities of the Company (it being understood that the causes or facts underlying or contributing to such change in market price or trading volume may be taken into account in determining whether a Columbia Care Material Adverse Effect has occurred, to the extent not otherwise excepted by another clause of this definition);

provided, however, that (A) with respect to clauses (a) through to and including (f), such matter does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, relative to other comparable companies and entities operating in the industry in which the Company and/or its Subsidiaries operate, in which case the relevant exclusion from the definitions of “Columbia Care Material Adverse Effect” referred to in clauses (a) through and including (f) above will not be applicable, and (B) unless expressly provided in any particular section of the Arrangement Agreement, references in certain sections of the Arrangement Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a “Columbia Care Material Adverse Effect” has occurred;

“Columbia Care Notes” means, collectively, the Columbia Care Convertible Notes and the Columbia Care First-Lien Notes;
“Columbia Care Optionholder” means the holders of Columbia Care Options;
“Columbia Care Options” means the outstanding options to purchase Columbia Care Common Shares issued pursuant to the LTIP;
“Columbia Care PSU Holder” means the holders of Columbia Care PSUs;
“Columbia Care PSUs” means the outstanding performance share units issued pursuant to the LTIP or otherwise issued by the Company;
“Columbia Care PV Shareholders” has the meaning ascribed thereto above the heading “General Matters”;
“Columbia Care PV Shares” has the meaning ascribed thereto above the heading “General Matters”;
“Columbia Care RSU Holder” means the holders of Columbia Care RSUs;
“Columbia Care RSUs” means the outstanding restricted share units issued pursuant to the LTIP or otherwise issued by the Company;
“Columbia Care Shareholder” or “Shareholder” means the registered or beneficial holders of the Columbia Care Common Shares and the Columbia Care PV Shares, as the context requires;
“Columbia Care Shares” means, collectively, the Columbia Care Common Shares and the Columbia Care PV Shares;
“Columbia Care Special Committee” means the special committee of the Columbia Care Board comprised of independent directors;
“Columbia Care Stakeholders” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion”;
“Columbia Care Warrants” means the outstanding warrants to purchase Columbia Care Common Shares;
“Company” or “Columbia Care”means Columbia Care Inc.;
“Company Licenses” means all material permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Entities for the operation of the Company’s business;
“Comparable Companies” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion — March 15, 2022 Financial Presentation to the Columbia Care Special Committee”;
“Competition Act” means the Competition Act (Canada), RSC 1985 c C-34 and the regulations thereunder, as amended;
“Confidentiality Agreement” means the Mutual Confidentiality and Non-Disclosure Agreement dated February 18, 2022, between Columbia Care and Cresco;
“Consideration” means the consideration to be received by Columbia Care Shareholders pursuant to the Plan of Arrangement as consideration for their Columbia Care Common Shares (including any Columbia Care Common Shares received by holders of Columbia Care PV Shares prior to the Effective Time or under the Plan of Arrangement, consisting of 0.5579 of a Cresco Share for each Columbia Care Common Share multiplied by the Exchange Ratio Adjustment Factor, in each case subject to further adjustments in accordance with Section 2.12 of the Arrangement Agreement;
“Constating Documents” means, with respect to any Person, such Person’s notice of articles or articles of incorporation, amalgamation or continuance, as applicable, and articles or by-laws, as applicable, and all amendments to such notice of articles, articles or by-laws;

“Contract” means any legally binding agreement, commitment, engagement, contract, franchise, licence, obligation or undertaking (written or oral) to which a Party or any of its respective Subsidiaries is a party or by which it or any of its respective Subsidiaries is bound or affected or to which any of their respective properties or assets is subject;
“Controlled Substances Act” means the Controlled Substances Act, 21 USC 801 et seq.;
“Court” means the Supreme Court of British Columbia;
“CRA” means the Canada Revenue Agency;
“Cresco” means Cresco Labs Inc.;
“Cresco Board” means the board of directors of Cresco as constituted from time to time;
“Cresco Comparable Companies” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion — March 15, 2022 Financial Presentation to the Columbia Care Special Committee”;
“Cresco Disclosure Letter” means the disclosure letter dated March 23, 2022 and delivered by Cresco to Columbia Care with the Arrangement Agreement;
“Cresco Licenses” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Entities for the operation of the business of Cresco and its Subsidiaries;
“Cresco Material Adverse Effect” means any change, event, occurrence, effect, state of facts or circumstance that, individually or in the aggregate with other such changes, events, occurrences, effects, state of facts or circumstances, is or would reasonably be expected to be material and adverse to the business, operations, results of operations, assets, properties, capitalization, condition (financial or otherwise) or liabilities (contingent or otherwise) of Cresco and its Subsidiaries, taken as a whole, except any such change, event, occurrence, effect, state of facts or circumstance arising out of, relating to or resulting directly or indirectly from:
(a)
general conditions or developments in the cannabis industry as a whole in the United States;

(b)
any change, development or condition relating to global, national or regional political conditions (including the outbreak or escalation of war or acts of terrorism) or in general economic, business, regulatory or political conditions or in national or global financial, banking, currency exchange, interest rate, rates of inflation or in national or global capital markets;

(c)
any adoption, proposal, implementation or change in Law or any interpretation of Law by any Governmental Entity;

(d)
any change in U.S. GAAP applicable to Cresco;

(e)
any natural disaster (including those arising from or out of climatic or other natural events or conditions such as drought and other weather conditions);

(f)
any epidemic, pandemic, disease outbreak (including COVID-19), other health crisis or public health event, including any worsening or re-occurrence thereof;

(g)
the failure by Cresco to meet any internal, third party or public projections, forecasts, guidance or estimates of revenues or earnings or other financial or operating metrics (it being understood that the causes or facts underlying or contributing to any such failure may be taken into account in determining whether a Cresco Material Adverse Effect has occurred, to the extent not otherwise excepted by another clause of this definition);

(h)
the announcement or disclosure of the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement;

(i)
any action taken (or omitted to be taken) by Cresco or its Subsidiaries that is requested or consented to by Columbia Care expressly in writing or expressly required by the Arrangement Agreement;

(j)
any matter the full nature and extent of which has been expressly disclosed by Cresco in the Cresco Disclosure Letter to the extent known by Cresco at the time of the Cresco Disclosure Letter; or

(k)
any change in the market price or trading volume of any securities of Cresco (it being understood that the causes or facts underlying or contributing to such change in market price or trading volume may be taken into account in determining whether a Cresco Material Adverse Effect has occurred, to the extent not otherwise excepted by another clause of this definition);

provided, however, that (A) with respect to clauses (a) through to and including (f), such matter does not have a disproportionate effect on Cresco and its Subsidiaries, taken as a whole, relative to other comparable companies and entities operating in the industry in which Cresco and/or its Subsidiaries operate, in which case the relevant exclusion from the definitions of “Cresco Material Adverse Effect” referred to in clauses (a) through and including (f) above will not be applicable, and (B) unless expressly provided in any particular section of the Arrangement Agreement, references in certain sections of the Arrangement Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a “Cresco Material Adverse Effect” has occurred;
“Cresco Shares” means subordinate voting shares in the capital of Cresco;
“CSE” means Canadian Securities Exchange;
“CUSCo” means Cresco US Corp, a wholly-owned subsidiary of Cresco existing under the laws of Illinois;
“CUSCo Share” means a share in the capital of CUSCo;
“CY2022E EBITDA” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion — March 15, 2022 Financial Presentation to the Columbia Care Special Committee”;
“CY2022E Revenue” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion — March 15, 2022 Financial Presentation to the Columbia Care Special Committee”;
“CY2023E EBITDA” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion — March 15, 2022 Financial Presentation to the Columbia Care Special Committee”;
“CY2023E Revenue” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion — March 15, 2022 Financial Presentation to the Columbia Care Special Committee”;
“DCF” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion — March 15, 2022 Financial Presentation to the Columbia Care Special Committee”;
“Depositary” means Odyssey, or any other depositary or trust company, bank or financial institution as Cresco may appoint to act as depositary with the approval of the Company, acting reasonably, for the purpose of, among other things, exchanging certificates representing Columbia Care Shares for Cresco Shares in connection with the Arrangement;
“Dissenting Holder” has the meaning ascribed thereto under the heading “Material U.S. Federal Income Tax Considerations for Shareholders — Material U.S. Federal Income Tax Considerations of the Arrangement — Exercise of Dissenter’s Rights by U.S. Holders and Non-U.S. Holders”;
“Dissent Rights” means the rights of dissent of Registered Columbia Care Shareholders as of the Record Date in respect of the Arrangement Resolution pursuant to Sections 237 to 247 of the BCBCA, as modified by the Plan of Arrangement and the Interim Order and any other order of the Court;
“Dissent Notice” has the meaning ascribed thereto under the heading “Dissenting Shareholders’ Rights — Dissent Rights to the Arrangement Resolution for Shareholders”;
“Dissenting Non-Resident Holder” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Not Resident in Canada — Dissenting Non-Resident Holders”;

“Dissenting Columbia Care Shareholder” means a Columbia Care Shareholder who has validly exercised Dissent Rights and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of the Columbia Care Shares in respect of which Dissent Rights are validly exercised by such Shareholder;
“Dissenting Resident Holder” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Resident in Canada — Dissenting Resident Holders”;
“Dissent Shares” has the meaning ascribed thereto under the heading “Dissenting Shareholders’ Rights — Sections 237 to 247 of the BCBCA”;
“Divestitures” has the meaning ascribed thereto under the heading “Risk Factors Relating to the Arrangement”;
“Effective Date” means the date upon which the Arrangement becomes effective pursuant to the Plan of Arrangement;
“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date, or such other time as the Parties agree to in writing before the Effective Date;
“Electing Columbia Care Shareholder” means a registered or beneficial holder of any Columbia Care Share that shall have validly elected (in a duly completed Letter of Transmittal deposited with the Depositary no later than the Election Deadline) to transfer directly to Cresco under the Arrangement as provided for in the Plan of Arrangement, provided that at the Effective Time such electing Columbia Care Shareholder is not (a) a person who holds the Columbia Care Share other than as capital property for purposes of the Tax Act, (b) a non-resident person for the purposes of the Tax Act, unless that Columbia Care Shareholder holds the Columbia Care Share as part of a business carried on by the person in Canada, as determined for the purposes of the Tax Act, (c) a partnership that is not a Canadian partnership for the purposes of the Tax Act, or (d) a person exempt from Tax under section 149 of the Tax Act, which for greater certainty, includes a trust governed by a registered retirement savings plan, registered retirement income fund, registered disability savings plan, deferred profit sharing plan, registered education savings plan or a tax-free savings account, each as defined in the Tax Act;
“Election Deadline” means 5:00 p.m. (Toronto time) at the place of deposit on the date indicated as the election deadline in the Letter of Transmittal;
“Eligible Institution” means a Canadian Schedule I Chartered Bank, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP);
“Employee Plans” means all health, welfare, supplemental unemployment benefit, change of control, bonus, profit sharing, option, insurance, compensation, incentive, incentive compensation, deferred compensation, share purchase, share compensation, disability, pension, vacation, severance or termination pay, retirement or retirement savings plans, or other employee benefit plans, policies, trusts, funds, agreements, or arrangements for the benefit of employees, former employees, directors or former directors of the Company or any of its Subsidiaries, which are maintained by or binding upon the Company or any of its Subsidiaries or in respect of which the Company or any of its Subsidiaries has an actual or contingent liability;
“Exchange Ratio” has the meaning ascribed thereto under the heading “The Arrangement — Purpose of the Arrangement”;
“Exchange Ratio Adjustment Factor” has the meaning ascribed thereto under the heading “The Arrangement — Downward Adjustment”
“Fairness Opinions” means, collectively, the ATB Fairness Opinion and the Canaccord Genuity Fairness Opinion;
“Final Order” means the final order of the Court made pursuant to Section 291 of the BCBCA, after a hearing upon the fairness of the terms and conditions of the Arrangement, in a form acceptable to the

Company and Cresco, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both the Company and Cresco, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company Cresco, each acting reasonably) on appeal;
“FIRPTA” has the meaning ascribed thereto under the heading “Material U.S. Federal Income Tax Considerations for Shareholders — Material U.S. Federal Income Tax Considerations of the Ownership and Disposition of Cresco Shares — Sale, Exchange or Other Taxable Disposition”;
“Foley Hoag” has the meaning ascribed thereto under the heading “The Arrangement — Background to the Arrangement”;
“Foreign Tax Jurisdiction” has the meaning ascribed thereto under the heading “Notice to Securityholders in the United States — Tax Matters”;
“forward-looking information” has the meaning ascribed thereto under the heading “Cautionary Statement Regarding Forward-Looking Information”;
“GAAP” means generally accepted accounting principles as set out in the CPA Canada Handbook — Accounting for an entity that prepares its financial statements in accordance with IFRS, at the relevant time, applied on a consistent basis;
“gLeaf” has the meaning ascribed thereto under the heading “The Arrangement — Downward Adjustment”;
“gLeaf Agreement” has the meaning ascribed thereto under the heading “The Arrangement — Downward Adjustment”;
“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision, agent or authority of any of the foregoing, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, or (iv) any stock exchange, including the CSE and the NEO;
“Hart Agreement” has the meaning ascribed thereto under the heading “The Arrangement — Interests of Certain Persons in the Arrangement — Change of Control Benefits”;
“Hart Post-Closing RSU Grant” has the meaning ascribed thereto under the heading “The Arrangement — Interests of Certain Persons in the Arrangement — Change of Control Benefits”;
“Holder” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders”;
“HoldingCo” means a wholly-owned subsidiary limited liability company of CUSCo, existing under the laws of Delaware;
“HoldingCo Consideration” means such number of HoldingCo Membership Interests, to be determined by Columbia Care and Cresco prior to the Effective Time and in accordance with the Plan of Arrangement, and an assumption by HoldingCo of the Columbia Care Notes, and all outstanding rights and obligations of the Company thereunder;
“HoldingCo Membership Interest” means a membership interest in the capital of HoldingCo;
“HSR Act” has the meaning ascribed thereto under the heading “Regulatory Matters”;
“IFRS” means International Financial Reporting Standards as issued by the International Accounting Standards Board, as incorporated in the CPA Canada Handbook — Accounting at the relevant time applied on a consistent basis;

“IIROC” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion”;
“including” means including without limitation, and “include” and “includes” each have a corresponding meaning;
“Intellectual Property” means domestic and foreign: (i) patents, applications for patents and reissues, divisions, continuations, renewals, extensions and continuations-in-part of patents or patent applications; (ii) proprietary and non-public business information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing; (iii) copyrights, copyright registrations and applications for copyright registration; (iv) mask works, mask work registrations and applications for mask work registrations; (v) designs, design registrations, design registration applications and integrated circuit topographies; (vi) trade names, business names, corporate names, domain names, website names and world wide web addresses, common law trade-marks, trade-mark registrations, trade mark applications, trade dress and logos, and the goodwill associated with any of the foregoing; (vii) computer software and programs (both source code and object code form), all proprietary rights in the computer software and programs and all documentation and other materials related to the computer software and programs; and (viii) any other intellectual property and industrial property;
“Interim Order” means the interim order of the Court made pursuant to Section 291 of the BCBCA, in a form acceptable to the Company and Cresco, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be amended by the Court with the consent of the Company and Cresco, each acting reasonably;
“Intermediary” has the meaning ascribed thereto under the heading “General Proxy Information — Non-Registered Columbia Care Shareholders”;
“Investment Canada Act” means the Investment Canada Act (Canada), RSC 1985 c 28 (1st Supp.) and the regulations thereunder, as amended;
“IRS” has the meaning ascribed thereto under the heading “Material U.S. Federal Income Tax Considerations for Shareholders”;
“Key Regulatory Approvals” means (i) the Stock Exchange Approval, (ii) the Antitrust Approval and (iii) the consents or approvals required under the Company Licenses described in section 1.1 of the Columbia Care Disclosure Letter in connection with the consummation of the Arrangement;
“Law” or “Laws” means, with respect to any Person, any and all applicable law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended; provided that “Law” shall exclude any U.S. federal laws, civil, criminal or otherwise, that is directly or indirectly related to the cultivation, harvesting, production, marketing, distribution, sale and possession of cannabis, marijuana or related substances or products containing cannabis, marijuana or related substances, including the prohibition on drug trafficking under the Controlled Substances Act (21 U.S.C. § 801, et seq.), the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957 and 1960;
“Legacy Management Incentive Plan” means the amended and restated long-term incentive plan of Old Columbia Care;
“Letter of Intent” has the meaning ascribed thereto under the heading “The Arrangement — Background to the Arrangement”

“Letter of Transmittal” means the letter of transmittal sent by the Company to Registered Columbia Care Shareholders together with this Circular in connection with the Arrangement;
“Lien” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute;
“Lock-up Agreement” means lock-up agreements dated on or before March 23, 2022 between Cresco and each of the Lock-up Columbia Care Shareholders, substantially in the form of Schedule “F” to the Arrangement Agreement, that restrict the sale or other transfer of 90% of the Cresco Shares received by each such Lock-up Columbia Care Shareholder pursuant to the Arrangement and providing for the release of such restricted Cresco Shares in four equal installments on the date that is (i) 60 days following the Effective Date; (ii) 120 days following the Effective Date; (iii) 180 days following the Effective Date; and (iv) 240 days following the Effective Date;
“Lock-up Columbia Care Shareholders” means each person that executed a Lock-up Agreement;
“Lock-up Period” has the meaning ascribed thereto under the heading “The Arrangement — Lock-up Agreements”;
“Lock-up Securities” has the meaning ascribed thereto under the heading “The Arrangement — Lock-up Agreements”;
“LTIP” means the Company’s omnibus long term incentive plan effective as of April 26, 2019, as amended and restated pursuant to an amended and restated omnibus long term incentive plan effective as of July 2, 2021;
“Matching Period” has the meaning ascribed thereto under the heading “The Arrangement Agreement — Right to Match”;
“Material Contract” means any Contract to which a Party or any of its Subsidiaries is a party or bound or to which any of their respective assets are subject:
(a)
that if terminated or modified or if it ceased to be in effect, would reasonably be expected to be material to a Party or any of its Subsidiaries;

(b)
relating directly or indirectly to the guarantee of any material liabilities or material obligations or to material indebtedness for borrowed money, other than any guarantee provided by a Party to any wholly-owned Subsidiary;

(c)
restricting the incurrence of indebtedness by a Party or any of its Subsidiaries (including by requiring the granting of an equal and rateable Lien) or the incurrence of any Liens on any properties or assets of a Party or any of its Subsidiaries, or restricting the payment of dividends by a Party in each case, in any material respect;

(d)
under which a Person made payments to a Party and its Subsidiaries in excess of $500,000 during the calendar year ended December 31, 2021;

(e)
under which a Party and/or its Subsidiaries made payments to any Person in excess of $500,000 during the calendar year ended December 31, 2021;

(f)
under which a Party or any of its Subsidiaries is obligated to make or expects to receive payments in excess of $1,000,000 over the remaining term;

(g)
providing for the establishment, investment in, organization or formation of any joint venture, limited liability company, partnership or similar entity that is material to a Party and its Subsidiaries;

(h)
that creates an exclusive dealing arrangement or grants “most favoured nation” status in a manner that would restrict or affect the future business activity of a Party or its Subsidiaries in any material respect;

(i)
that grants any rights of first refusal, rights of first negotiation or other similar rights to any person with respect to the sale of any ownership interest of a Party or its Subsidiary or any material business or assets of a Party or its Subsidiaries;

(j)
with any Governmental Entity;

(k)
that contains any material exclusivity or non-solicitation obligations of a Party or any of its Subsidiaries;

(l)
providing for severance or change in control payments in excess of CAD$250,000;

(m)
providing for the purchase, sale or exchange of, or option to purchase (excluding any option of a Party or any Subsidiary to purchase), sell or exchange, any property or asset where the purchase or sale price or agreed value or fair market value of such property or asset exceeds CAD$500,000 and pursuant to which obligations remain outstanding;

(n)
that limits or restricts in any material respect (A) the ability of a Party or any Subsidiary to engage in any line of business or carry on business in any geographic area, or (B) the scope of Persons to whom a Party or any of its Subsidiaries may sell products or deliver services; or

(o)
that is a Columbia Care Lease Document;

“Meeting” means the special meeting of Columbia Care Shareholders to be held on    •    for the purposes set out in the Notice of Meeting and this Circular;
“Meeting Materials” has the meaning ascribed thereto under the heading “General Proxy Information — Non-Registered Columbia Care Shareholders”;
“MI 61-101” means Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions;
“Misrepresentation” means an untrue statement of a material fact or an omission to state a material fact required or necessary to make the statements contained therein not misleading in light of the circumstances in which they are made;
“NEO” means the NEO Exchange Inc.;
“NI 41-101” means National Instrument 41-101 — General Prospectus Requirements;
“NI 45-102” means National Instrument 45-102 — Resale of Securities;
“NI 45-106” means National Instrument 45-106 — Prospectus Exemptions;
“NI 54-101” means National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer;
“NOBO” has the meaning ascribed thereto under the heading “General Proxy Information — Non-Registered Columbia Care Shareholders”;
“Non-Registered Columbia Care Shareholder” has the meaning ascribed thereto under the heading “General Proxy Information — Non-Registered Columbia Care Shareholders”;
“Non-Resident Holder” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Not Resident in Canada”;
“Non-U.S. Holder” has the meaning ascribed thereto under the heading “Material U.S. Federal Income Tax Considerations for Shareholders”;
“Notice of Meeting” has the meaning ascribed thereto under the heading “Management Information Circular”;
“Ordinary Course” means, with respect to an action taken by a Party or any Subsidiary, that such action is consistent with the past practices of such Party or such Subsidiary and is taken in the ordinary course of the normal day-to-day operations of the business of such Party or such Subsidiary;

“OBO” has the meaning ascribed thereto under the heading “General Proxy Information — Non-Registered Columbia Care Shareholders”;
“Odyssey” means Odyssey Trust Company;
“Old Columbia Care” has the meaning ascribed to under Appendix I;
“Outside Date” means March 31, 2023 or such later date as may be agreed to in writing by the Parties, subject to the right of any Party to extend the Outside Date for up to an additional 90 days if the condition in Section 6.1(3) [Antitrust Approval] of the Arrangement Agreement or Section 6.2(3) [Key Regulatory Approvals] of the Arrangement Agreement has not been satisfied or waived; provided that notwithstanding the foregoing, no Party shall be permitted to extend the Outside Date if the failure of the applicable condition to be satisfied is primarily the result of such Party’s failure to comply with its covenants in the Arrangement Agreement;
“Parties” means the Company and Cresco, and “Party” means either of them;
“Permitted Lien” means, in respect of a Party or any of its Subsidiaries, any one or more of the following:
(a)
Liens for Taxes which are not yet due or delinquent or that are being properly contested in good faith by appropriate proceedings and in respect of which adequate reserves have been provided in such Party’s most recent publicly filed financial statements;

(b)
inchoate or statutory Liens of contractors, subcontractors, mechanics, workers, suppliers, materialmen, carriers and others in respect of the construction, maintenance, repair or operation of assets, provided that such Liens are related to obligations not due or delinquent, are not registered against title to any assets and in respect of which adequate holdbacks are being maintained as required by applicable Law;

(c)
easements, covenants and rights of way and other similar restrictions of record, and zoning, building and other similar restrictions that in each case do not detract from the value or interfere with the use of the real or immovable property subject thereto;

(d)
such other imperfections or irregularities of title or Lien that, in each case, do not adversely affect the use of the properties or assets subject thereto or otherwise impair business operations of such properties;

(e)
agreements with any Governmental Entity and any public utilities or private suppliers of services that in each case do not detract from the value or interfere with the use of the real or immovable property subject thereto; and

(f)
the Liens listed and described in section 1.1 of the Columbia Care Disclosure Letter;

“Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status;
“Plan of Arrangement” means the plan of arrangement of the Company under the BCBCA substantially in the form and content of Appendix C, subject to any amendments or variations to such plan made in accordance with the Arrangement Agreement, the Plan of Arrangement itself, or made at the direction of the Court in the Final Order with the prior written consent of the Parties, each acting reasonably;
“Pre-Acquisition Reorganization” means the reorganizations of the Company’s corporate structure, capital structure, business, operations and assets or such other transactions as Cresco may request, acting reasonably;
“Pre-Effective Date Period” means the period from and including the date of the Arrangement Agreement and including the earlier of the Effective Time and the date of termination of the Arrangement Agreement;
“RDSP” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders —  Holders Resident in Canada — Eligibility for Investment”;

“Record Date” has the meaning ascribed thereto under the heading “Voting Securities and Principal Holders Thereof”;
“Registered Columbia Care Shareholder” means a registered holder of Columbia Care Shares who is in possession of a physical share certificate or who is entitled to receive a physical share certificate and whose name and address are recorded in the Company’s shareholders’ register maintained by the Transfer Agent;
“Registered Plan” has the meaning ascribed thereto under the heading “Risk Factors Relating to the Arrangement”;
“Regulation S” means Regulation S adopted by the SEC pursuant to the U.S. Securities Act;
“Regulations” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders”;
“Regulatory Approval” means any consent, waiver, permit, exemption, review, order, decision or approval of, or any registration and filing with, any Governmental Entity, or the expiry, waiver or termination of any waiting period imposed by Law or a Governmental Entity, in each case in connection with the Arrangement, and includes the Key Regulatory Approvals;
“Replacement Option” means an option to purchase Cresco Shares granted by Cresco in replacement of Columbia Care Options pursuant to the Arrangement;
“Replacement PSU” means a performance share unit which, upon vesting, entitles the holder thereof to Cresco Shares granted by Cresco in replacement of Columbia Care PSUs pursuant to the Arrangement;
“Replacement RSU” means a restricted share unit which, upon vesting, entitles the holder thereof to Cresco Shares granted by Cresco in replacement of Columbia Care RSUs pursuant to the Arrangement;
“Representatives” means the officers, directors, employees, representatives (including any financial or other adviser) or agents of the Company or any of its Subsidiaries;
“Required Shareholder Approval” means at least: (i) two thirds (66 2∕3%) of the votes cast on the Arrangement Resolution by Columbia Care Shareholders, voting together as a single class, present or represented by proxy at the Meeting and entitled to vote at the Meeting; and (ii) a simple majority of the votes cast on the Arrangement Resolution by Columbia Care Shareholders, voting together as a single class, present or represented by proxy at the Meeting and entitled to vote at the Meeting, excluding the votes of the persons whose votes may not be included under the minority approval requirements for a business combination under MI 61-101;
“Resident Holders” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Resident in Canada”;
“Resident Electing Holder” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Resident in Canada — Disposition of Columbia Care Common Shares to Cresco”;
“Resident Non-Electing Holder” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Resident in Canada — Disposition of Columbia Care Common Shares to AcquisitionCo”;
“RESP” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders —  Holders Resident in Canada — Eligibility for Investment”;
“RRIF” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders —  Holders Resident in Canada — Eligibility for Investment”;
“RRSP” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders —  Holders Resident in Canada — Eligibility for Investment”;
“SEC” means the United States Securities and Exchange Commission;

“Section 3(a)(10) Exemption” means the exemption from the registration requirements of the U.S. Securities Act pursuant to Section 3(a)(10) thereof;
“Securities Laws” means (a) the Securities Act (British Columbia), and any other applicable provincial and territorial securities Laws, (b) the U.S. Securities Act and the U.S. Exchange Act and the rules and regulations promulgated thereunder, and (c) the policies, rules and regulations of the CSE, the NEO, the OTCQX Best Market and the Frankfurt Stock Exchange, in each case, to the extent applicable;
“SEDAR” means the System for Electronic Document Analysis and Retrieval;
“Selected Precedent Transactions” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion — March 15, 2022 Financial Presentation to the Columbia Care Special Committee”;
“Stikeman Elliott” has the meaning ascribed thereto under the heading “The Arrangement — Background to the Arrangement”;
“Stock Exchange Approval” means the conditional approval of the CSE to list the Cresco Shares to be issued pursuant to the Arrangement and the Cresco Shares to be issued upon the exercise, conversion or vesting of (as applicable) Replacement Options, Replacement RSUs, Replacement PSUs, Columbia Care Convertible Notes and Columbia Care Warrants from time to time, subject only to customary conditions to be satisfied in connection with the completion of the Arrangement and/or following the completion of the Arrangement;
“Subject Securities” has the meaning ascribed thereto under the heading “The Arrangement — Voting Support Agreements”;
“Subsidiary” has the meaning specified in NI 45-106;
“Superior Proposal” means any bona fide written Acquisition Proposal from Person(s) who are an arm’s length third party or parties, made after the date of this Agreement, to acquire not less than all of the outstanding Columbia Care Shares or all or substantially all of the assets of Columbia Care on a consolidated basis that:
(a)
did not result from or involve a breach of Article 5 [Additional Covenants Regarding Non-Solicitation] of the Arrangement Agreement or any confidentiality or other agreement between the Person making the Acquisition Proposal and the Company or any of its Subsidiaries, in each case, in any material respect;

(b)
if applicable, is reasonably capable of being completed without undue delay, taking into account, all financial, legal, regulatory and other aspects of such proposal and the Person(s) making such proposal;

(c)
is not subject to any financing contingency and in respect of which adequate arrangements have been made to ensure that the required consideration will be available to effect payment in full for all of the Columbia Care Shares or assets, as the case may be;

(d)
is not subject to any due diligence condition;

(e)
the Columbia Care Board determines, in its good faith judgment, after receiving the advice of its outside legal and financial advisors, after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the party making such Acquisition Proposal, would, if consummated in accordance with its terms, but without assuming away the risk of non-completion, result in a transaction which is more favourable, from a financial point of view, to the Columbia Care Shareholders, than the Arrangement (including any amendments to the terms and conditions of the Arrangement proposed by Cresco pursuant to Section 5.4 [Purchaser Right to Match] of the Arrangement Agreement); and

(f)
in the event that the Company does not have the financial resources to pay the Termination Fee, the terms of such Acquisition Proposal provide that the person making such Superior Proposal shall advance or otherwise provide the Company the cash required for the Company to pay the

Termination Fee and such amount shall be advanced or provided on or before the date such Termination Fee becomes payable;
“Superior Proposal Notice” has the meaning ascribed thereto under the heading “The Arrangement Agreement — Right to Match”;
“Supporting Columbia Care Shareholders” means each person that executed a Voting Support Agreement;
“Tax Act” means the Income Tax Act (Canada) and the regulations thereunder, as amended from time to time;
“Tax Proposals” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders”;
“Tax Returns” means any and all returns, reports, declarations, elections, notices, forms, designations, filings, and statements (including estimated tax returns and reports, withholding tax returns and reports, and information returns and reports, and including for the avoidance of doubt all IRS Forms 1099, FinCEN Form 114, U.S. Treasury Form TD F 90-22.1 and any predecessor or successor forms thereto) filed or required to be filed in respect of Taxes;
“taxable capital gain” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders — Holders Resident in Canada — Taxation of Capital Gains and Capital Losses”;
“Taxes” means (i) any and all taxes, duties, fees, excises, premiums, assessments, imposts, levies and other charges or assessments in the nature of a tax imposed by any Governmental Entity, whether computed on a separate, consolidated, unitary, combined or other basis, including those levied on, or measured by, or described with respect to, income, gross receipts, profits, gains, windfalls, capital, capital stock, production, recapture, transfer, land transfer, license, gift, occupation, wealth, environment, net worth, surplus, sales, goods and services, harmonized sales, provincial sales, use, value-added, excise, special assessment, stamp, withholding, business, franchising, real or personal property, unclaimed property, escheat, health, employee health, payroll, workers’ compensation, employment or unemployment, severance, social services, social security, education, utility, surtaxes, customs, import or export, and including all license and registration fees and all employment insurance, health insurance and government pension plan premiums or contributions; and (ii) all interest, penalties, fines, additions to tax or other additional amounts imposed by any Governmental Entity on or in respect of amounts of the type described in clause (i) above or this clause (ii);
“Termination Fee” means $65,000,000;
“Third Party Proxyholder” has the meaning ascribed thereto under the heading “General Proxy Information — Voting at the Meeting”
“TFSA” has the meaning ascribed thereto under the heading “Certain Canadian Federal Income Tax Considerations for Shareholders —  Holders Resident in Canada — Eligibility for Investment”;
“Transfer” has the meaning ascribed thereto under the heading “The Arrangement — Lock-up Agreements”;
“Transfer Agent” means Odyssey;
“Trust Indenture” means the Trust Indenture dated May 14, 2020, between, the Company, as issuer, and Odyssey, as trustee, as amended and supplemented pursuant to a First Supplemental Indenture dated June 19, 2020, a Second Supplemental Indenture dated June 29, 2021, a Third Supplemental Indenture dated February 2, 2022, a Fourth Supplemental Indenture dated February 3, 2022, and a Fifth Supplemental Indenture dated May 5, 2022;
“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;
“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as the same has been, and hereafter from time to time may be, amended, and the rules and regulations promulgated thereunder;

“U.S. GAAP” means accounting principles generally accepted in the United States;
“U.S. Holder” has the meaning ascribed thereto under the heading “Material U.S. Federal Income Tax Considerations for Shareholders”;
“USRPHC” has the meaning ascribed thereto under the heading “Material U.S. Federal Income Tax Considerations for Shareholders — Material U.S. Federal Income Tax Considerations of the Arrangement — Material U.S. Federal Income Tax Considerations of the Ownership and Disposition of Cresco Shares”;
“U.S. Securities Act” means the United States Securities Act of 1933, as the same has been, and hereafter from time to time may be, amended, and the rules and regulations promulgated thereunder;
“U.S. Securities Laws” means all applicable securities legislation in the U.S., including the U.S. Securities Act, the U.S. Exchange Act, and the rules and regulations promulgated thereunder, including judicial and administrative interpretations thereof, and the securities laws of the states of the U.S.;
“Vita Agreement” has the meaning ascribed thereto under the heading “The Arrangement — Interests of Certain Persons in the Arrangement — Change of Control Benefits”;
“Vita Post-Closing RSU Grant” has the meaning ascribed thereto under the heading “The Arrangement — Interests of Certain Persons in the Arrangement — Change of Control Benefits”;
“Voting Support Agreements” means, collectively, the voting support agreements dated on or before the date of the Arrangement Agreement, substantially in the form attached as Schedule “E” to the Arrangement Agreement, entered into by Cresco and each of the Supporting Columbia Care Shareholders, setting forth the terms and conditions upon which the Supporting Columbia Care Shareholders have agreed, among other things, and subject to certain exceptions, to vote their Columbia Care Shares FOR the Arrangement Resolution; and
“WACC” has the meaning ascribed thereto under the heading “The Arrangement — ATB Fairness Opinion — March 15, 2022 Financial Presentation to the Columbia Care Special Committee.”

Appendix B
ARRANGEMENT RESOLUTION
1.
The arrangement (the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) of Columbia Care Inc. (the “Company”), as more particularly described and set forth in the management proxy circular (the “Circular”) dated    •    of the Company accompanying the notice of this meeting (as the Arrangement may be amended, modified or supplemented in accordance with the arrangement agreement (as it may be amended, the “Arrangement Agreement”)) made as of March 23, 2022 between the Company and Cresco Labs Inc. is hereby authorized, approved and adopted.

2.
The plan of arrangement of the Company (as it has been or may be amended, modified or supplemented in accordance with the Arrangement Agreement) (the “Plan of Arrangement”), the full text of which is set out in Appendix C to the Circular, is hereby authorized, approved and adopted.

3.
The (i) Arrangement Agreement and related transactions, (ii) actions of the directors of the Company in approving the Arrangement Agreement, and (iii) actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement, and any amendments, modifications or supplements thereto, are hereby ratified and approved.

4.
The Company is hereby authorized to apply for a final order from the Supreme Court of British Columbia to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be amended, modified or supplemented and as described in the Circular).

5.
Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the shareholders of the Company or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of the Company are hereby authorized and empowered to, without notice to or approval of the shareholders of the Company, (i) amend, modify or supplement the Arrangement Agreement or the Plan of Arrangement to the extent permitted thereby and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement and related transactions.

6.
Any officer or director of the Company is hereby authorized and directed for and on behalf of the Company to execute and deliver such documents as are necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement, such determination to be conclusively evidenced by the execution and delivery of such documents.

7.
Any officer or director of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.

B-1

Appendix C
PLAN OF ARRANGEMENT
(begins on following page)
C-1

PLAN OF ARRANGEMENT
PLAN OF ARRANGEMENT UNDER DIVISION 5 OF PART 9
OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
ARTICLE 1
INTERPRETATION
1.1
Definitions

Unless indicated otherwise, where used in this Plan of Arrangement, capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Arrangement Agreement and the following terms shall have the following meanings (and grammatical variations of such terms shall have corresponding meanings):
“AcquisitionCo” means a wholly-owned subsidiary unlimited liability corporation of the Purchaser to be incorporated under the laws of the Province of British Columbia.
“AcquisitionCo Share” means a common share in the capital of AcquisitionCo.
“Amalco” has the meaning attributed to such term in Section 2.3(k).
“Amalco Share” means a common share in the capital of Amalco.
“Amalgamation” has the meaning attributed to such term in Section 2.3(k).
“Arrangement” means an arrangement pursuant to the provisions of Division 5 of Part 9 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the terms of the Arrangement Agreement or Section 6.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.
“Arrangement Agreement” means the arrangement agreement dated as of March 23, 2022 between the Purchaser and the Company, as same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, providing for, among other things, the Arrangement.
“Arrangement Resolution” means the special resolution approving this Plan of Arrangement to be considered at the Company Meeting.
“BCBCA” means the Business Corporations Act (British Columbia).
“Business Day” means any day of the year, other than a Saturday, Sunday or any day on which major banks are generally closed for business in Toronto, Ontario, Vancouver, British Columbia, New York, New York or Chicago, Illinois.
“CCLLC” means Columbia Care, LLC, a wholly-owned subsidiary limited liability company of the Company, existing under the laws of Delaware.
“CCLLC Member” means a holder of a CCLLC Membership Interest.
“CCLLC Membership Interest” means a membership interest in the capital of CCLLC.
“Closing Certificate” means a certificate in the form attached hereto as Appendix “A” which, when signed by an authorized representative of each of the Parties, will constitute acknowledgement by the Parties that this Plan of Arrangement has been implemented to their respective satisfaction.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Company” means Columbia Care Inc., a company existing under the laws of the Province of British Columbia.
“Company Common Shareholders” means the registered or beneficial holders of the Company Common Shares, as the context requires.

“Company Common Shares” means the common shares in the authorized share structure of the Company.
“Company Convertible Notes” means the Company’s (i) 5.00% Senior Secured Convertible Notes due December 19, 2023, and (ii) 6.00% Senior Secured Convertible Notes due June 29, 2025, in each case issued pursuant to the Company Trust Indenture.
“Company Meeting” means the special meeting of Company Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Arrangement Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution, which Company Meeting may also include annual shareholder meeting matters.
“Company Notes” means the Company’s (i) 13.00% Senior Secured Notes due May 14, 2023, and (ii) 9.50% Senior Secured First Lien Notes due February 3, 2026, in each case issued pursuant to the Company Trust Indenture.
“Company Omnibus Plan” means the Company’s omnibus long term incentive plan effective as of April 26, 2019, as amended and restated pursuant to an amended and restated omnibus long term incentive plan effective as of July 1, 2021.
“Company Option In-The-Money Amount” in respect of a Company Option, means the amount, if any, by which the total fair market value (determined immediately before the step described in Section 2.3(g)) of the aggregate Company Common Shares that a holder is entitled to acquire on exercise of such Company Option immediately before the step described in Section 2.3(g) exceeds the aggregate exercise price to acquire such Company Common Shares.
“Company Optionholders” means the holders of Company Options.
“Company Options” means options to purchase Company Common Shares issued pursuant to the Company Omnibus Plan or otherwise.
“Company Proportionate Voting Shareholders” means the registered or beneficial holders of the Company Proportionate Voting Shares, as the context requires.
“Company Proportionate Voting Shares” means the proportionate voting shares in the authorized share structure of the Company.
“Company PSU Holders” means the holders of Company PSUs.
“Company PSUs” means the outstanding performance share units issued pursuant to the Company Omnibus Plan or otherwise.
“Company RSU Holders” means the holders of Company RSUs.
“Company RSUs” means the outstanding restricted share units issued pursuant to the Company Omnibus Plan or otherwise.
“Company Shareholders” means the registered and beneficial holders of the Company Shares, as the context requires, except that with respect to Dissent Rights, Company Shareholders refers only to registered shareholders.
“Company Shares” means, collectively, the Company Common Shares and the Company Proportionate Voting Shares.
“Company Trust Indenture” means the Trust Indenture dated May 14 2020, between, among others, the Company, as issuer, and Odyssey Trust Company, as trustee, as amended and supplemented pursuant to a First Supplemental Indenture dated June 19, 2020, a Second Supplemental Indenture dated June 29, 2021, a Third Supplemental Indenture dated February 2, 2022, and a Fourth Supplemental Indenture dated February 3, 2022.
“Company Warrant Indentures” means, collectively, the warrant indentures between the Company and Odyssey Trust Company, as warrant agent, dated March 31, 2020, May 14, 2020, July 2, 2020, and
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October 29, 2020, respectively, and the warrant agency agreement dated September 20, 2018, between Canaccord Genuity Growth Corp. and Odyssey Trust Company, as warrant agent.
“Company Warrants” means the outstanding warrants to purchase Company Common Shares issued by the Company pursuant to the Company Warrant Indentures or otherwise.
“Consideration” means the consideration to be received by Company Shareholders pursuant to this Plan of Arrangement as consideration for their Company Common Shares (including, for greater certainty, Company Common Shares issued by the Company upon a conversion of Company Proportionate Voting Shares into Company Common Shares either prior to the Effective Time or pursuant to the step set forth in Section 2.3(b)), consisting of 0.5579 of a Purchaser Subordinate Voting Share for each Company Common Share multiplied by the Exchange Ratio Adjustment Factor, in each case subject to further adjustments in accordance with Section 2.12 of the Arrangement Agreement.
“Court” means the Supreme Court of British Columbia.
“CSE” means the Canadian Securities Exchange.
“CUSCo” means Cresco US Corp, a wholly-owned subsidiary of the Purchaser existing under the laws of Illinois.
“CUSCo Share” means a share in the capital of CUSCo.
“Depositary” means Odyssey Trust Company, or any other depositary or trust company, bank or financial institution as the Purchaser may appoint to act as depositary with the approval of the Company, acting reasonably, for the purpose of, among other things, exchanging certificates representing Company Shares for Consideration Shares in connection with the Arrangement.
“Dissent Rights” has the meaning specified in Section 3.1.
“Dissenting Shareholder” means a registered holder of Company Shares as of the Record Date who has properly exercised its Dissent Rights in accordance with Section 3.1 and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Right and who is ultimately determined to be entitled to be paid the fair value of its Company Shares.
“DRS Advice” means a Direct Registration System advice.
“Effective Date” means the date specified as the “Effective Date” on the Closing Certificate upon which the Arrangement becomes effective.
“Effective Time” means 12:01 a.m. (Vancouver Time) on the Effective Date, or such other time as the Parties agree to in writing before the Effective Date.
“Electing Company Shareholders” means the registered and beneficial holders of Company Shares, as the context requires, that validly elected (in a duly completed Letter of Transmittal deposited with the Depositary no later than the Election Deadline) to transfer Company Common Shares held by that Company Shareholder (or, in the case of a Company Shareholder that holds Company Proportionate Voting Shares, will be held by such Company Shareholder as a result of the conversion of such Company Proportionate Voting Shares into Company Common Shares either prior to the Effective Time or as a result of the step described in Section 2.3(b)), directly to the Purchaser under the Arrangement as provided for in Section 2.3(e), provided that at the Effective Time such Company Shareholder is not: (i) a person who holds the Company Shares other than as capital property for purposes of the Tax Act; (ii) a non-resident person for the purposes of the Tax Act, unless that Company Shareholder holds the Company Shares as part of a business carried on by the person in Canada, as determined for the purposes of the Tax Act; (iii) a partnership that is not a Canadian partnership for the purposes of the Tax Act; or (iv) a person exempt from tax under Section 149 of the Tax Act, which for greater certainty, includes a trust governed by a registered retirement savings plan, registered retirement income fund, registered disability savings plan, deferred profit sharing plan, registered education savings plan or a tax-free savings account, each as defined in the Tax Act.
3

“Election Deadline” means 5:00 p.m. at the place of deposit on the date indicated as the election deadline in the Letter of Transmittal.
“Exchange Ratio” means 0.5579 of a Purchaser Subordinate Voting Share for each Company Common Share multiplied by the Exchange Ratio Adjustment Factor, in each case subject to further adjustments in accordance with Section 2.12 of the Arrangement Agreement.
“Exchange Ratio Adjustment Factor” means the result of: (a) the Fully Diluted In-The-Money Company Share Count divided by (b) the sum of the Fully Diluted In-The-Money Company Share Count plus the gLeaf Milestone Share Count.
“Final Order” means the final order of the Court made pursuant to Section 291 of the BCBCA, after a hearing upon the fairness of the terms and conditions of the Arrangement, in a form acceptable to the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such order may be amended by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal.
“Fully Diluted In-The-Money Company Share Count” means 418,821,453 fully diluted in-the-money shares of the Company, as calculated using the treasury method.
“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision, agent or authority of any of the foregoing, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, or (iv) any stock exchange, including the CSE and the NEO.
“gLeaf Agreement” means the Agreement and Plan of Merger dated December 21, 2020 between, among others, Columbia, Columbia LLC and Green Leaf Medical, LLC, as amended.
“gLeaf Milestone Share Count” means the number, if any, of Milestone Shares (as defined in the gLeaf Agreement) that the Company becomes obligated under the provisions of the gLeaf Agreement to pay in respect of the First Milestone Period (as defined in the gLeaf Agreement); provided that if the Milestone Amount (as defined in the gLeaf Agreement) in respect of the First Milestone Period is paid by the Company in cash, the number of Milestone Shares for purposes of this definition shall be deemed to be the number of Milestone Shares that would have been issuable pursuant to the gLeaf Agreement if such Milestone Amount was paid by the Company in Milestone Shares; provided that in all cases, the Milestone Amount used to calculate the number of Milestone Shares to be issued will not exceed US$58 million in the aggregate.
“HoldingCo” means a wholly-owned subsidiary limited liability company of CUSCo, to be formed under the laws of Delaware.
“HoldingCo Consideration” means [   •   ] HoldingCo Membership Interests and an assumption by HoldingCo of the Company Notes and Company Convertible Notes, and all outstanding rights and obligations of the Company thereunder.
“HoldingCo Member” means a holder of a HoldingCo Membership Interest.
“HoldingCo Membership Interest” means a membership interest in the capital of HoldingCo.
“Interim Order” means the interim order of the Court contemplated by Section 2.2 of the Arrangement Agreement and made pursuant to Section 291 of the BCBCA, in a form acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be amended by the Court with the consent of the Company and the Purchaser, each acting reasonably.
“Law” means, with respect to any Person, any and all applicable law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree,
4

ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended; provided that “Law” shall exclude any U.S. federal laws, civil, criminal or otherwise, that is directly or indirectly related to the cultivation, harvesting, production, marketing, distribution, sale and possession of cannabis, marijuana or related substances or products containing cannabis, marijuana or related substances, including the prohibition on drug trafficking under the Controlled Substances Act (21 U.S.C. § 801, et seq.), the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957 and 1960.
“Letter of Transmittal” means the letter of transmittal to be sent by the Company to Company Shareholders in connection with the Arrangement.
“Lien” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third party interest or encumbrance of any kind, in each case, whether contingent or absolute.
“NEO” means the NEO Exchange Inc.
“Parties” means the Company and the Purchaser and “Party” means any one of them.
“Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.
“Plan of Arrangement” means this plan of arrangement and any amendments or variations made in accordance with Section 8.1 of the Arrangement Agreement or Section 6.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.
“Purchaser” means Cresco Labs Inc., a company existing under the laws of the Province of British Columbia.
“Purchaser Subordinate Voting Shares” means the subordinate voting shares in the capital of the Purchaser.
“Record Date” means the record date for determining Company Shareholders entitled to vote at the Company Meeting.
“Replacement Option” means an option or right to purchase Purchaser Subordinate Voting Shares granted by the Purchaser in replacement of Company Options on the basis set forth in Section 2.3(g).
“Replacement Option In-The-Money Amount” in respect of a Replacement Option means the amount, if any, by which the total fair market value (determined immediately after the step described in Section 2.3(g) of this Plan of Arrangement) of the aggregate Purchaser Subordinate Voting Shares that a holder is entitled to acquire on exercise of the Replacement Option immediately after the step described in Section 2.3(g) of this Plan of Arrangement exceeds the aggregate exercise price to acquire such Purchaser Subordinate Voting Shares.
“Replacement PSU” means a performance share unit which, upon vesting, entitles the holder thereof to Purchaser Subordinate Voting Shares granted by the Purchaser in replacement of Company PSUs pursuant to this Plan of Arrangement.
“Replacement RSU” means a restricted share unit which, upon vesting, entitles the holder thereof to Purchaser Subordinate Voting Shares granted by the Purchaser in replacement of Company RSUs pursuant to this Plan of Arrangement.
5

“Section 3(a)(10) Exemption” means the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof.
“Tax Act” means the Income Tax Act (Canada).
“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
1.2
Certain Rules of Interpretation.

In this Agreement, unless otherwise specified:
(1)
Headings, etc. The division of this Plan of Arrangement into Articles and Sections and the insertion of headings are for convenient reference only and do not affect the construction or interpretation of this Plan of Arrangement.

(2)
Currency. All references to dollars or to $ are references to Canadian dollars unless indicated otherwise.

(3)
Gender and Number. Any reference to gender includes all genders. Words importing the singular number only include the plural and vice versa.

(4)
Certain Phrases, etc. Wherever the word “including,” “includes” or “include” is used in this Plan of Arrangement, it shall be deemed to be followed by the words “without limitation.” The phrase “the aggregate of,” “the total of,” “the sum of” or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of.”

(5)
Statutes. Any reference to a statute refers to such statute and all rules and regulations made under it, as it or they may have been, or may from time to time be, amended or re-enacted, unless stated otherwise.

(6)
Computation of Time. A period of time is to be computed as beginning on the day following the event that began the period and ending at 4:30 p.m. on the last day of the period, if the last day of the period is a Business Day, or at 4:30 p.m. on the next Business Day if the last day of the period is not a Business Day.

(7)
Time References. References to time are to local time, Vancouver, British Columbia.

ARTICLE 2
THE ARRANGEMENT
2.1
Arrangement Agreement

This Plan of Arrangement is made pursuant to, is subject to the provisions of and forms part of the Arrangement Agreement.
2.2
Binding Effect

(1)
This Plan of Arrangement and the Arrangement will become effective at, and be binding at and after, the times referred to in Section 2.3 on: (i) the Company, (ii) the Purchaser, (iii) AcquisitionCo; (iv) CCLLC, (v) HoldingCo, (vi) CUSCo, (vii) Amalco, (viii) all registered and beneficial Company Shareholders (including Dissenting Shareholders), (ix) the Depositary, and (x) Company Optionholders, Company RSU Holders and Company PSU Holders or participants in the Company Omnibus Plan, in each case without any further act or formality required on the part of the Court, the Registrar or any other Person.

(2)
As at and from the completion of the steps set out in Section 2.3:

(a)
the Company will be an indirect wholly-owned subsidiary of the Purchaser;

(b)
the rights of creditors against the property and interests of the Company will be unimpaired by the Arrangement; and

6

(c)
Company Shareholders, other than Dissenting Shareholders, will hold Purchaser Subordinate Voting Shares in replacement for their Company Shares, as provided by this Plan of Arrangement.

2.3
Arrangement

Commencing at the Effective Time, each of the following events shall occur and shall be deemed to occur sequentially as set out below without any further authorization, act or formality, in each case, effective as at two-minute intervals starting at the Effective Time, except as indicated otherwise:
(a)
each Company Common Share and Company Proportionate Voting Share outstanding immediately prior to the Effective Time held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised shall be deemed to have been transferred (free and clear of all Liens), without any further act or formality by or on behalf of any Dissenting Shareholder, to the Company for cancellation, in consideration for a debt claim against the Company (which shall be paid solely with Company funds not directly or indirectly provided by Purchaser or its affiliates) for the amount determined under Article 3, and:

(i)
such Dissenting Shareholder shall cease to be the registered holder of such Company Common Share or Company Proportionate Voting Share, as applicable, and to have any rights as a Company Shareholder other than the right to be paid fair value for such Company Common Share or Company Proportionate Voting Share, as applicable, set out in Section 3.1;

(ii)
such Dissenting Shareholder’s name shall be removed as the registered holder of Company Common Shares or Company Proportionate Voting Shares, as applicable, from the applicable register of Company Shareholders maintained by or on behalf of the Company;

(b)
each Company Proportionate Voting Share outstanding immediately prior to the Effective Time (other than a Company Proportionate Voting Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised under Section 2.3(a)) shall, without any further action by or on behalf of such Company Proportionate Voting Shareholder, be deemed to be converted by the holder thereof for 100 Company Common Shares per Company Proportionate Voting Share in accordance with the terms of the Company Proportionate Voting Shares, and:

(i)
the registered holder of such Company Proportionate Voting Share shall cease to be the registered holder thereof;

(ii)
the name of each such registered holder shall be removed from the register of the Company Proportionate Voting Shareholders maintained by or on behalf of the Company; and

(iii)
the name of each such registered holder shall be added to the register of the Company Common Shareholders maintained by or on behalf of the Company;

(c)
each Company Common Share outstanding immediately following the step set forth in Section 2.3(b), including, for greater certainty, the Company Common Shares issued upon conversion of the Company Proportionate Voting Shares pursuant to the step set forth in Section 2.3(b) (other than a Company Common Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised under Section 2.3(a) and Company Common Shares held by any Electing Company Shareholder in respect of which such Electing Company Shareholder has validly elected to transfer such Company Common Shares directly to the Purchaser) shall, without any further action by or on behalf of such Company Shareholder, be deemed to be assigned and transferred by the holder thereof to AcquisitionCo solely in exchange for the issuance by the Purchaser to the holder thereof of the Consideration, and:

(i)
each registered holder of such Company Common Shares shall cease to be the registered holder thereof and to have any rights as a Company Shareholder other than the right to be paid the Consideration pursuant to this Section 2.3(c) and in accordance with this Plan of Arrangement;

(ii)
the name of each such registered holder shall be removed from the register of the Company Shareholders maintained by or on behalf of the Company; and

7

(iii)
AcquisitionCo shall be deemed to be the transferee of such Company Common Shares free and clear of all Liens and shall be entered in the register of the Company Shareholders maintained by or on behalf of the Company;

(d)
concurrently with the transfer in Section 2.3(c), AcquisitionCo will issue to the Purchaser as consideration for the Purchaser Subordinate Voting Shares issued to Company Shareholders pursuant to such Section 2.3(c) an equal number of AcquisitionCo Shares;

(e)
concurrently with the transfer in Section 2.3(c), each Company Common Share outstanding immediately prior to the Effective Time and each Company Common Share acquired by a Company Shareholder pursuant to the step set forth in Section 2.3(b) that is, in each case, held by an Electing Company Shareholder that has validly elected to transfer such Company Common Shares directly to the Purchaser, shall, without any further action by or on behalf of such Electing Company Shareholder, be deemed to be assigned and transferred by the holder thereof to the Purchaser solely in exchange for the issuance by the Purchaser to the holder thereof of the Consideration, and:

(i)
each registered holder of such Company Common Shares shall cease to be the registered holder thereof and to have any rights as a Company Shareholder other than the right to be paid the Consideration pursuant to this Section 2.3(e) and in accordance with this Plan of Arrangement;

(ii)
the name of each such registered holder shall be removed from the register of the Company Shareholders maintained by or on behalf of the Company; and

(iii)
the Purchaser shall be deemed to be the transferee of such Company Common Shares free and clear of all Liens and shall be entered in the register of the Company Shareholders maintained by or on behalf of the Company;

(f)
each Company Common Share held by the Purchaser immediately following the step described in Section 2.3(e) shall be, and shall be deemed to be, transferred to and acquired by AcquisitionCo in consideration for such number of AcquisitionCo Shares equal to the number of Purchaser Subordinate Voting Shares issued in exchange for the Company Common Share, and, as it is intended that such transfer occur on a tax-deferred basis for Canadian income tax purposes, the Purchaser and AcquisitionCo shall execute and file a joint election under Section 85 of the Tax Act (and any analogous provision of applicable provincial income tax legislation) in respect of such transfer;

(g)
each Company Option outstanding at the Effective Time (whether vested or unvested) will cease to represent an option or other right to acquire Company Common Shares and will be exchanged for a Replacement Option to acquire such number of Purchaser Subordinate Voting Shares as is equal to: (A) that number of Company Common Shares that were issuable upon exercise of such Company Option immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, rounded down to the nearest whole number of Purchaser Subordinate Voting Shares, at an exercise price per Purchaser Subordinate Voting Share equal to the quotient determined by dividing: (X) the exercise price per Company Common Share at which such Company Option was exercisable immediately prior to the Effective Time, by (Y) the Exchange Ratio rounded up to the nearest whole cent. All terms and conditions of a Replacement Option, including the term to expiry, vesting, conditions to and manner of exercising, shall be the same as the Company Option for which it was exchanged, and any certificate or option agreement previously evidencing the Company Option shall thereafter evidence and be deemed to evidence such Replacement Option. Notwithstanding any of the foregoing, in respect only of Company Optionholders, if any, whom are resident in Canada (within the meaning of the Tax Act) or whom received their Company Options in respect of the performance of duties of an office or employment in Canada (for the purposes of the Tax Act), it is intended that the provision of subsection 7(1.4) of the Tax Act apply to the exchange of a Company Option for a Replacement Option, and accordingly, in respect only of such Company Optionholders, in the event that the Replacement Option In-The-Money Amount (for greater certainty, otherwise determined without regard to this sentence of Section 2.3(g)) in respect of a Replacement Option exceeds the Company Option In-The-Money Amount in respect of the Company Option for which it is exchanged, then the exercise price per Purchaser Subordinate Voting Share of such Replacement Option will be increased accordingly with the effect at and from the time of this step set forth in this

8

Section 2.3(g) by the minimum amount necessary to ensure that the Replacement Option In-The-Money Amount (for greater certainty, otherwise determined without regard to this sentence of this Section 2.3(g)) in respect of the Replacement Option does not exceed the Company Option In-The-Money Amount in respect of such Company Option. It is further intended that each Company Option that is held by a holder who is subject to taxation in the United States will be exchanged for a Replacement Option in a manner compliant with Section 409A of the Code and further that if such Company Option is an “incentive stock option” (as defined in Section 422 of the Code) in a manner compliant with Section 424 of the Code, and this Section 2.3(g) will be construed consistently with such intent;
(h)
each Company RSU held by Company RSU Holders will be exchanged for a Replacement RSU and upon vesting thereof on or after the Effective Time, each such former Company RSU Holder shall accept the Consideration in lieu of each Company Common Share to which such holder was theretofore entitled upon such vesting, and all other terms and conditions of any Replacement RSU, including term to expiry, vesting and conditions to vesting, shall be the same as the Company RSU so exchanged (as may have been amended from time to time), provided however that notwithstanding anything to the contrary in the Company RSU, the Company RSU Holder shall be permitted as a matter of right (and without requiring Company approval) to satisfy any tax withholding obligations upon settlement of the RSU by reducing the number of shares otherwise deliverable under the Company RSU;

(i)
each Company PSU held by Company PSU Holders will be exchanged for a Replacement PSU and upon vesting thereof on or after the Effective Time, each such former Company PSU Holder shall accept the Consideration in lieu of each Company Common Share to which such holder was theretofore entitled upon such vesting, and all other terms and conditions of any Replacement PSU, including term to expiry, vesting and conditions to vesting, shall be the same as the Company PSU so exchanged (as may have been amended from time to time), provided however that notwithstanding anything to the contrary in the Company PSU, the Company PSU Holder shall be permitted as a matter of right (and without requiring Company approval) to satisfy any tax withholding obligations upon settlement of the PSU by reducing the number of shares otherwise deliverable under the Company PSU;

(j)
the Company will reduce its capital and paid-up capital to $1, without any payment to its shareholders;

(k)
the Company and AcquisitionCo will amalgamate to continue as one corporate entity (as so amalgamated, “Amalco”) with the same effect as if they had amalgamated under Section 276 of the BCBCA (the “Amalgamation”) except that the legal existence of the Company shall not cease and the Company shall survive the Amalgamation as Amalco and the separate legal existence of AcquisitionCo shall cease on the Amalgamation without AcquisitionCo being liquidated or wound up and the Company and AcquisitionCo shall continue as one company. Amalco will be a limited liability company. The Amalgamation is intended to qualify as an amalgamation as defined in subsections 87(1) and 87(11) of the Tax Act. From and after the Amalgamation:

(i)
the name of Amalco will be [   •   ], as will be set out in the notice of articles of Amalco;

(ii)
the shareholders of Amalco will have the powers and the liability provided in the BCBCA;

(iii)
the property, rights and interests of each of the Company and AcquisitionCo will continue to be the property, rights and interests of Amalco, and the Amalgamation will not constitute an assignment by operation of Law, a transfer or any other disposition of the property, rights and interests of either of the Company or AcquisitionCo to Amalco;

(iv)
Amalco will continue to be liable for the obligations of each of the Company and AcquisitionCo;

(v)
any legal proceedings being prosecuted or pending by or against the Company or AcquisitionCo is unaffected by the Amalgamation and every such legal proceeding may be prosecuted, or their prosecution may be continued, as the case may be, by or against Amalco;

9

(vi)
any existing cause of action, claim or liability to prosecution against either the Company or AcquisitionCo will be unaffected;

(vii)
a conviction against, or a ruling, order or judgment in favour of or against, either the Company or AcquisitionCo may be enforced by or against Amalco;

(viii)
the initial directors of Amalco will be [   •   ], [   •   ] and [   •   ] immediately prior to the Amalgamation, as to be set out in the notice of articles of Amalco;

(ix)
the notice of articles and articles of Amalco will be the notice of articles and articles of the Company immediately prior to the Amalgamation, other than to reflect step 2.3(k)(i) above and the registered and records office of Amalco will be the registered and records office of the Company immediately prior to the Amalgamation;

(x)
each AcquisitionCo Share held by a holder thereof will be cancelled and the holder’s name will be removed from the register of holders of AcquisitionCo Shares, and in consideration therefor, the holder thereof will receive a fully-paid and non-assessable Amalco Share on the basis of one Amalco Share for each AcquisitionCo Share, and the registered holder thereof will be deemed to have executed and delivered all consents, releases, assignments and waivers, statutory or otherwise, required to exchange such AcquisitionCo Shares in accordance with this Plan of Arrangement;

(xi)
all of the issued and outstanding Company Common Shares will be cancelled without any repayment of capital in respect thereof; and

(xii)
the capital of the Amalco Shares will be an amount equal to the paid up capital, as that term is defined in the Tax Act, attributable to the AcquisitionCo Shares immediately prior to the Amalgamation;

(l)
each CCLLC Membership Interest held by Amalco shall be, and shall be deemed to be, transferred to and acquired by HoldingCo in consideration for the HoldingCo Consideration, and:

(i)
Amalco shall cease to be the registered holder of CCLLC Membership Interests and to have any rights as a CCLLC Member other than the right to the HoldingCo Consideration pursuant to this Section 2.3(l) and in accordance with this Plan of Arrangement;

(ii)
the name of Amalco shall be removed from the register of the CCLLC Members maintained by or on behalf of CCLLC;

(iii)
HoldingCo shall be deemed to be the transferee of such CCLLC Membership Interests free and clear of all Liens and shall be entered in the register of the CCLLC Members maintained by or on behalf of CCLLC; and

(iv)
in accordance with the terms of the Company Notes and Company Convertible Notes, Amalco shall be released from all obligations under the Company Notes and Company Convertible Notes, and HoldingCo shall assume all such obligations;

(m)
the Purchaser and Amalco will adopt a plan of complete liquidation of Amalco under Division 3 of Part 10 of the BCBCA and pursuant to subsection 319(1) of the BCBCA, Amalco will commence to wind-up and dissolve in accordance with subsection 88(1) of the Tax Act, and pursuant thereto, will transfer beneficial ownership in all of its property to the Purchaser as its sole shareholder and the Purchaser will assume all obligations of Amalco; and

(n)
each HoldingCo Membership Interest held by the Purchaser shall be, and shall be deemed to be, transferred to and acquired by CUSCo in consideration for a CUSCo Share, and;

(i)
the Purchaser shall cease to be the registered holder of HoldingCo Membership Interests and to have any rights as a HoldingCo Member other than the right to the CUSCo Share pursuant to this Section 2.3(n) and in accordance with this Plan of Arrangement;

(ii)
the name of the Purchaser shall be removed from the register of the HoldingCo Members maintained by or on behalf of HoldingCo; and

10

(iii)
CUSCo shall be deemed to be the transferee of such HoldingCo Membership Interests free and clear of all Liens and shall be entered in the register of the HoldingCo Members maintained by or on behalf of HoldingCo.

2.4
No Fractional Purchaser Subordinate Voting Shares

In no event shall any fractional Purchaser Subordinate Voting Shares be issued under this Plan of Arrangement. Where the aggregate number of Purchaser Subordinate Voting Shares to be issued to a Company Shareholder as consideration under this Plan of Arrangement would result in a fraction of a Purchaser Subordinate Voting Share being issuable, then the number of Purchaser Subordinate Voting Shares to be issued to such Company Shareholder shall be rounded down to the closest whole number and, in lieu of the issuance of a fractional Purchaser Subordinate Voting Share thereof, the Purchaser will pay to each such holder a cash payment (rounded down to the nearest cent) based on a price per Purchaser Subordinate Voting Share equal to $7.4296.
2.5
U.S. Securities Laws

Notwithstanding any provision herein to the contrary, the Company and the Purchaser each agree that this Plan of Arrangement will be carried out with the intention that, and they will use their commercially reasonable best efforts to ensure that, all: (a) Purchaser Subordinate Voting Shares to be issued to Company Common Shareholders pursuant to Section 2.3(c) and 2.3(e); (b) Replacement Options to be issued in exchange for Company Options pursuant to Section 2.3(g); (c) Replacement RSUs to be issued in exchange for Company RSUs pursuant to Section 2.3(h), and (d) Replacement PSUs to be issued in exchange for Company PSUs pursuant to Section 2.3(i), whether in the United States, Canada or any other country, will be issued in reliance on the Section 3(a)(10) Exemption and similar exemptions under applicable state securities laws, and pursuant to the terms, conditions and procedures set forth in the Arrangement Agreement and this Plan of Arrangement.
ARTICLE 3
RIGHTS OF DISSENT
3.1
Rights of Dissent

Each registered holder of Company Shares as of the Record Date may exercise dissent rights with respect to any Company Shares held by such holder (“Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Division 2 of Part 8 of the BCBCA, as modified by the Interim Order and this Section 3.1, provided that, notwithstanding Section 242(1)(a) of the BCBCA, the written objection to the Arrangement Resolution referred to in Section 242(1)(a) of the BCBCA must be received by the Company not later than 5:00 p.m. (Vancouver time) two Business Days immediately preceding the date of the Company Meeting (as it may be adjourned or postponed from time to time). Each Dissenting Shareholder that duly exercises such holder’s Dissent Rights shall, notwithstanding anything to the contrary in Section 245 of the BCBCA, be deemed to have transferred the Company Shares held by such holder and in respect of which Dissent Rights have been validly exercised to the Company for cancellation free and clear of all Liens (other than the right to be paid fair value for such Company Shares as set out in this Section 3.1), as provided in Section 2.3(a) and if they:
(a)
ultimately are entitled to be paid fair value for such Company Shares: (i) shall be deemed not to have participated in the transactions in Article 2 (other than Section 2.3(a)); (ii) will be entitled to be paid the fair value of such Company Shares by the Company (solely with Company funds not directly or indirectly provided by Purchaser or its affiliates), which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be determined as of the close of business on the Business Day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holder not exercised their Dissent Rights in respect of such Company Shares; or

(b)
ultimately are not entitled, for any reason, to be paid fair value for such Company Shares, shall be deemed to have participated in the Arrangement on the same basis as a Company Shareholder that is not a Dissenting Shareholder and shall be entitled to receive only the Consideration contemplated

11

by Section 2.3(d) hereof that such Dissenting Shareholder would have received pursuant to the Arrangement if such Dissenting Shareholder had not exercised its Dissent Rights.
3.2
Recognition of Dissenting Shareholders

(a)
In no circumstances shall the Purchaser, the Company or any other Person be required to recognize a Person exercising Dissent Rights unless such Person is the registered holder of those Company Shares as of the Record Date in respect of which such rights are sought to be exercised.

(b)
For greater certainty, in no case shall the Purchaser, the Company or any other Person be required to recognize Dissenting Shareholders as holders of Company Shares in respect of which Dissent Rights have been validly exercised after the Effective Time, and the names of such Dissenting Shareholders shall be removed from the Company’s central securities register in respect of those Company Shares at the same time as the event described in Section 2.3(a) occurs.

(c)
In addition to any other restrictions under Division 2 of Part 8 of the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) Company RSU Holders, and (ii) holders of Company Shares who vote or have instructed a proxyholder to vote such Company Shares in favour of the Arrangement Resolution (but only in respect of such Company Shares).

ARTICLE 4
COMPANY WARRANTS AND COMPANY CONVERTIBLE NOTES
4.1
Company Warrants

In accordance with the terms of the applicable Company Warrant Indenture or the certificate evidencing the applicable Company Warrant, each holder of a Company Warrant shall be entitled to receive (and such holder shall accept) upon the exercise of such holder’s Company Warrant, in lieu of the Company Common Shares to which such holder was theretofore entitled upon such exercise and for the same aggregate consideration payable therefor, the number of Purchaser Subordinate Voting Shares which the holder would have been entitled to receive as a result of the transactions contemplated by the Arrangement if, immediately prior to the Effective Date, such holder had been the registered holder of the number of Company Common Shares to which such holder would have been entitled if such holder had exercised such holder’s Company Warrants immediately prior to the Effective Time. Each Company Warrant shall continue to be governed by and be subject to the applicable Company Warrant Indenture or the certificate evidencing the applicable Company Warrant.
4.2
Exercise of Company Warrants Post-Effective Time

Upon any exercise of a Company Warrant following the Effective Time, the Purchaser shall deliver the Purchaser Subordinate Voting Shares needed to settle such exercise.
4.3
Company Convertible Notes

In accordance with the terms of the Company Trust Indenture, each holder of a Company Convertible Note shall be entitled to receive (and such holder shall accept) upon the conversion of such holder’s Company Convertible Note, in lieu of the Company Common Shares to which such holder was theretofore entitled upon such conversion, the number of Purchaser Subordinate Voting Shares which the holder would have been entitled to receive as a result of the transactions contemplated by the Arrangement if, immediately prior to the Effective Date, such holder had been the registered holder of the number of Company Common Shares to which such holder would have been entitled if such holder had converted such holder’s Company Convertible Notes immediately prior to the Effective Time. Each Company Convertible Note shall continue to be governed by and be subject to the Company Trust Indenture.
4.4
Conversion of Convertible Notes Post-Effective Time

Upon any conversion of a Company Convertible Note following the Effective Time, the Purchaser shall deliver the Purchaser Subordinate Voting Shares needed to settle such conversion.
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4.5
Idem

This Article 4 is subject to adjustment in accordance with the terms of the Company Warrant Indentures, the certificates evidencing the Company Warrants and Company Trust Indenture, as applicable.
ARTICLE 5
CERTIFICATES AND PAYMENTS
5.1
Payment and Delivery of Consideration

(a)
Following receipt of the Final Order and the satisfaction or, where not prohibited, the waiver by the applicable Party or Parties in whose favour the condition is, of the conditions set out in Article 6 of the Arrangement Agreement (excluding conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, the waiver by the applicable Party or Parties in whose favour the condition is, of those conditions as of the Effective Date), the Purchaser shall deliver, or cause to be delivered, the Purchaser Subordinate Voting Shares to the Depositary in escrow (the terms of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably) to satisfy the Consideration issuable to the Company Shareholders pursuant to this Plan of Arrangement (other than Company Shareholders who have validly exercised Dissent Rights and who have not withdrawn their notice of objection).

(b)
Upon surrender to the Depositary for cancellation of a certificate or DRS Advice which immediately prior to the Effective Time represented outstanding Company Shares that were transferred pursuant to Section 2.3(b), Section 2.3(c), or Section 2.3(e), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, such Company Shareholder shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Company Shareholder, a certificate or DRS Advice representing the number of Purchaser Subordinate Voting Shares to which such Company Shareholder is entitled to receive under the Arrangement, which Purchaser Subordinate Voting Shares will be registered in such name or names and either (A) delivered to the address or addresses as such Company Shareholder directed in their Letter of Transmittal, or (B) made available for pick up at the offices of the Depositary, in accordance with the instructions of the Company Shareholder in the Letter of Transmittal, and any certificate or DRS Advice representing Company Shares so surrendered shall forthwith thereafter be cancelled.

(c)
Until surrendered as contemplated by this Section 5.1, each certificate or DRS Advice that immediately prior to the Effective Time represented Company Shares (other than Company Shares in respect of which Dissent Rights have been validly exercised and not withdrawn), shall be deemed after the Effective Time to represent only the right to receive upon such surrender the Consideration in lieu of such certificate or DRS Advice as contemplated in this Section 5.1, less any amounts withheld pursuant to Section 5.3. Any such certificate or DRS Advice formerly representing Company Shares not duly surrendered on or before the second anniversary of the Effective Date shall cease to represent a claim by or interest of any former Company Shareholder of any kind or nature against or in the Company or the Purchaser. On such date, all Consideration to which such former holder was entitled shall be deemed to have been surrendered to the Purchaser and shall be delivered by the Depositary to the Purchaser or as directed by the Purchaser.

(d)
Any payment made by way of cheque by the Depositary pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the second anniversary of the Effective Time, and any right or claim to payment hereunder that remains outstanding on the second anniversary of the Effective Time, shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable Consideration pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser for no consideration.

5.2
Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Company Shares that were transferred pursuant to Section 2.3 shall have been lost, stolen or
13

destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, the Consideration that such Company Shareholder has the right to receive in accordance with Section 2.3 and such Company Shareholder’s Letter of Transmittal. When authorizing such exchange for any lost, stolen or destroyed certificate, the Person to whom such Consideration is to be delivered shall, as a condition precedent to the delivery of such Consideration, give a bond satisfactory to the Purchaser and the Depositary (each acting reasonably) in such sum as the Purchaser may direct (acting reasonably), or otherwise indemnify the Purchaser and the Depositary in a manner satisfactory to the Purchaser and the Depositary (acting reasonably) against any claim that may be made against the Purchaser or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed.
5.3
Withholding Rights

The Purchaser, the Company or the Depositary shall be entitled to deduct and withhold from any amount payable to any Person under this Plan of Arrangement, such amounts as the Purchaser, the Company or the Depositary, acting reasonably, determines are required or permitted to be deducted and withheld with respect to such payment under the Tax Act, the Code or any provision of any other Law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Person in respect of which such withholding was made, provided that such amounts are actually remitted to the appropriate taxing authority. Each of the Purchaser, the Company and the Depositary shall be permitted to sell or otherwise dispose of, on behalf of any Person, such portion of the Purchaser Subordinate Voting Shares or any other consideration deliverable under the Arrangement to such Person as is necessary to provide sufficient funds to enable the Purchaser, the Company or the Depositary to deduct, withhold or remit any amount for purposes of this Section 5.3 and the Purchaser, the Company or the Depositary, as the case may be, shall notify the applicable Person of the details of such disposition, including the gross and net proceeds and any adjustments thereto, and shall remit any unapplied balance of the net proceeds of such sale or other disposition to the Person.
5.4
No Liens

Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Liens or other claims of third parties of any kind.
ARTICLE 6
AMENDMENTS
6.1
Amendments to Plan of Arrangement

(a)
The Company and the Purchaser may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by the Purchaser and the Company (subject to the Arrangement Agreement), each acting reasonably, (iii) be filed with the Court and, if made following the Company Meeting, approved by the Court, and (iv) be communicated to Company Shareholders if and as required by the Court.

(b)
Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or the Purchaser at any time prior to the Company Meeting (provided that the Purchaser or the Company (subject to the Arrangement Agreement), as applicable, shall have consented thereto in writing) with or without any other prior notice or communication, and if so proposed and accepted by the Persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)
Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Company Meeting shall be effective only if (i) it is consented to in writing by each of the Company and the Purchaser (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Company Shareholders in the manner directed by the Court.

14

(d)
Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by the Purchaser, provided that it concerns a matter which, in the reasonable opinion of the Purchaser, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the economic interest of any former Company Shareholder.

ARTICLE 7
PARAMOUNTCY
From and after the Effective Time (i) this Plan of Arrangement shall take precedence and priority over any and all Company Shares, Company Options, Company RSUs and Company PSUs, (ii) the rights and obligations of registered and beneficial holders of Company Shares (including Dissenting Shareholders), Company Options, Company RSUs and Company PSUs, and the Company, the Purchaser, the Depositary and any trustee or registrar and transfer agent for the Company Shares, Company Options, Company RSUs and Company PSUs, shall be solely as provided for in this Plan of Arrangement, and (iii) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Company Shares, Company Options, Company RSUs and Company PSUs shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.
ARTICLE 8
FURTHER ASSURANCES
8.1
Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order to further document or evidence any of the transactions or events set out in this Plan of Arrangement.
15

Appendix “A” to the Plan of Arrangement
Closing Certificate
Re: Arrangement Agreement dated as of March 23, 2022 between Cresco Labs Inc. and Columbia Care Inc. (the “Arrangement Agreement”)

Defined terms used but not defined in this certificate shall have the meaning ascribed thereto in the Arrangement Agreement.
Each of the undersigned hereby confirms that the undersigned is satisfied that the conditions precedent to its respective obligations to complete the Arrangement Agreement have been satisfied and that the Arrangement is completed as of 12:01 a.m. (Vancouver time) (the “Effective Time”) on                  , 2022 (the “Effective Date”).
CRESCO LABS INC.
Per:	Name: Title:
COLUMBIA CARE INC.
Per:	Name: Title:

Appendix D
INTERIM ORDER
No. Vancouver RegistryIN THE SUPREME COURT OF BRITISH COLUMBIA IN THE MATTER OF SECTION 288 OF THE BRITISH COLUMBIA BUSINESS CORPORATIONS ACT, S.B.C. 2002, CHAPTER 57, AS AMENDEDANDIN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING COLUMBIA CARE INC., ITS SHAREHOLDERS AND CERTAIN OF ITS OTHER SECURITYHOLDERS, and CRESCO LABS INC.COLUMBIA CARE INC. PETITIONER ORDER MADE AFTER APPLICATION(INTERIM ORDER) ) ) MASTER)BEFORE) ) 10/May/2022) ) ON THE APPLICATION of the petitioner, Columbia Care Inc. (“Columbia Care”), pursuant to section 291 of the Business Corporations Act, S.B.C. 2002, c. 57, as amended (the “BCBCA”), for an Interim Order in connection with a proposed plan of arrangement involving its shareholders, certain of its securityholders and Cresco Labs Inc. WITHOUT NOTICE and coming on for hearing BY MSTEAMS at 800 Smithe Street, Vancouver, British Columbia on 10/May/2022 and on hearing Jonathan Buysen, counsel for Columbia Care; and upon reading the Petition herein and the Affidavit #1 of Joshua Snyder sworn on May 6, 2022 (the “Snyder Affidavit”) and Affidavit #1 of Jenn Ward sworn on May 6, 2022 (the “Ward Affidavit”); THIS COURT ORDERS that: DEFINITIONS1. As used in this Order, unless otherwise defined, terms beginning with capital letters shall have the respective meanings set out in draft management information circular of Columbia Care (the “Information Circular”), which contains the draft Notice of

Special Meeting (the “Notice”), a copy of which is attached as Exhibit “A” to the Ward Affidavit. SPECIAL MEETING2. Pursuant to section 291(2)(b)(i) and section 289(1)(a)(i) and (e) of the BCBCA, Columbia Care is authorized and directed to call, hold and conduct a special meeting (the ‘‘Meeting’’) of the holders (collectively, the “Columbia Care Shareholders”) of common shares of Columbia Care (the “Columbia Care Common Shares”) and proportionate voting shares of Columbia Care (the “Columbia Care PV Shares” and together with the Columbia Care Common Shares, the “Columbia Care Shares”) to be held at 10:00 a.m. (Toronto Time) on June 14, 2022 via live audio webcast online at https://web.lumiagm.com/200807187 to, inter alia, consider and, if deemed advisable, approve, with or without variation, a special resolution (the “Arrangement Resolution”) substantially in the form attached as Appendix “B” to the Information Circular approving and adopting in accordance with Division 5 of Part 9 of the BCBCA an arrangement (the “Arrangement”) substantially as contemplated in the plan of arrangement (the “Plan of Arrangement”), a draft of which is attached as Appendix “C” to the Information Circular.3.The Meeting shall be called, held and conducted in accordance with the applicable provisions of the BCBCA, the Notice, the Information Circular, the articles of Columbia Care and applicable securities laws, subject to the terms of this Interim Order and any further Order of this Court, and the rulings and directions of the Chair of the Meeting, such rulings and directions not to be inconsistent with this Interim Order, and to the extent of any inconsistency, this Interim Order shall govern. AMENDMENTS4. Columbia Care is authorized to make, in the manner contemplated by and subject to the Arrangement Agreement and paragraph 5 below, such amendments, modifications or supplements to the Arrangement, the Plan of Arrangement, the Arrangement Agreement, the Notice and the Information Circular as it may determine without (i) any additional notice to, or authorization of, any of the Columbia Care Shareholders or others entitled to receive notice under this Interim Order; or (ii) further orders of this Court. The Arrangement, the Plan of Arrangement, the Arrangement Agreement, the Notice and the Information Circular as so amended, modified or supplemented, shall be the Arrangement, the Plan of Arrangement, the Arrangement Agreement, the Notice and the Information Circular to be submitted to the Meeting and the subject of the Arrangement Resolution. 5.If any amendments, modifications or supplements to the Arrangement or Plan of Arrangement as referred to in paragraph 4 above, would, if disclosed, reasonably be expected to affect a Columbia Care Shareholder’s decision to vote for or against the Arrangement Resolution, subject to further order of this Court, notice of such amendment, modification or supplement shall be distributed to Columbia Care Shareholders by press release, newspaper advertisement, prepaid ordinary mail, or by the method most reasonably practicable in the circumstances, as Columbia Care may determine.

ADJOURNMENTS AND POSTPONEMENTS6.Notwithstanding the provisions of the BCBCA and the articles of Columbia Care, and subject to the terms of the Arrangement Agreement, the board of directors of Columbia Care (the “Board”) by resolution shall be entitled to adjourn or postpone the Meeting on one or more occasions without the necessity of first convening the Meeting or first obtaining any vote of the Columbia Care Shareholders respecting the adjournment or postponement, and without the need for approval of this Court. Columbia Care shall provide notice of any such adjournment or postponement by press release, news release, newspaper advertisement or notice sent to the Columbia Care Shareholders by one of the methods specified in paragraph 10 of this Interim Order, as determined to be the most appropriate method of communication by the Board.RECORD DATE7.The record date for determining the Columbia Care Shareholders entitled to receive the Notice, the Information Circular (including the Notice of Hearing of Petition and this Interim Order), the form of proxy or voting instruction form and the letter of transmittal, all as applicable (collectively, the ‘‘Meeting Materials’’) shall be the close of business on May 10, 2022 (the ‘‘Record Date’’), as previously approved by the Board and published by Columbia Care.8.The Record Date will not change in respect of any adjournments or postponements of the Meeting.NOTICE OF SPECIAL MEETING9.The Information Circular is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of section 290(1)(a) of the BCBCA, and Columbia Care shall not be required to send the Columbia Care Shareholders any other or additional statements pursuant to section 290(1)(a) of the BCBCA.10.The Meeting Materials, with such deletions, amendments and inclusions thereto as counsel for Columbia Care may advise are necessary or desirable and as are not inconsistent with the terms of this Interim Order, shall be sent:(a)to registered Columbia Care Shareholders whose names appear in the securities registers of Columbia Care determined as at the Record Date (the “Registered Columbia Care Shareholders”), at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or delivery, by prepaid ordinary mail or by delivery in person or by recognized courier service, addressed to the Registered Columbia Care Shareholder at his, her or its address as such address appears in Columbia Care’s securities registers as at the Record Date;(b)to beneficial Columbia Care Shareholders (those whose names do not appear in the securities registers of Columbia Care) (the “Beneficial Columbia Care Shareholders”) by providing, in accordance with National Instrument 54-101 – Communications with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators, the requisite number of copies of the Meeting Materials to intermediaries and registered nominees to facilitate the distribution of the Meeting Materials to the Beneficial Columbia Care Shareholders; (c)at any time by email or facsimile transmission to any Columbia Care Shareholder who identifies itself to the satisfaction of Columbia Care (acting through its representatives), who requests such email or facsimile transmission and, if required by Columbia Care, agrees to pay the charges related to such transmission;(d)to the directors and auditor(s) of Columbia Care by prepaid ordinary mail, delivery in person or by recognized courier service, email or facsimile transmission at least twenty-one (21) days prior to the date of the Meeting, excluding the date of mailing or delivery,and substantial compliance with this paragraph shall constitute good and sufficient notice of the Meeting.11.The Meeting Materials shall not be sent to Registered Columbia Care Shareholders where mail previously sent to such holders by Columbia Care or its registrar and transfer agent has been returned to Columbia Care or its registrar and transfer agent on two or more previous consecutive occasions. NOTICE OF FINAL ORDER HEARING12.Columbia Care shall be and is hereby at liberty to give notice of these proceedings to persons outside the jurisdiction of this Court in the manner specified herein. 13.The Notice of Hearing of Petition is hereby authorized for use for purposes as the notice of hearing. Service of the Notice of Hearing of Petition in substantially the form attached as Exhibit “C” to the Ward Affidavit in accordance with this Interim Order shall constitute good and sufficient notice of these proceedings and of the Final Order Hearing (as defined below).14.Columbia Care shall include in the Meeting Materials, when sent in accordance with paragraph 10 of this Interim Order, a copy of this Interim Order and the Notice of Hearing of Petition (collectively, the ‘‘Court Materials’’), and such Court Materials shall be deemed to have been served at the times specified in accordance with paragraphs 19 of this Interim Order, whether such persons reside within British Columbia or within another jurisdiction.15.Columbia Care shall also deliver to the holders of Columbia Care Options, Columbia Care Warrants, Columbia Care PSUs, Columbia Care RSUs and Columbia Care Convertible Notes (“Additional Securityholders”) at least twenty-one (21) days prior to the hearing of the application for a Final Order, a copy of the Information Circular, a copy of the Notice of Hearing of Petition and this Interim Order (collectively, the “Notice Materials”) as follows:(a)to the holders of Columbia Care Options, Columbia Care PSUs and Columbia Care RSUs by either:(i)email transmission to the Columbia Care email accounts used by such persons; or

(ii)by prepaid ordinary mail or by delivery in person or by recognized courier service to the most recent address for such persons in Columbia Care’s records;(b)to the holders of Columbia Care Warrants and Columbia Care Convertible Notes by providing the materials to the indenture trustee, Odyssey Trust Company, who shall send the materials by prepaid ordinary mail or by delivery in person or by recognized courier service to the most recent address for such persons in its records; and(c)for all holders, the Notice Materials shall not be required to be provided to the holder if the holder is also a Columbia Care Shareholder who will receive the Meeting Materials in accordance with paragraph 10.16.For certainty, other than as specifically set out herein, no materials need be served on any persons in respect of these proceedings and, in particular, service of the Petition herein and the accompanying affidavit and additional affidavits as may be filed is hereby dispensed with.OTHER TERMS RE NOTICE AND SERVICE17.Accidental delay, failure, or omission by Columbia Care to deliver the Meeting Materials, Court Materials or Notice Materials, or the non-receipt of such notice or materials by, any one or more of the persons specified herein, or any delay, failure or omission to give such notice as a result of events beyond the reasonable control of Columbia Care (including, without limitation, any inability to use postal services) shall not constitute a breach of this Interim Order, or in relation to notice to the Columbia Care Shareholders, a defect in the calling of the Meeting, and shall not invalidate any resolution passed or proceeding taken at the Meeting, but if any such failure or omission is brought to the attention of Columbia Care, then it shall use reasonable efforts to rectify it by the method and in the time most reasonably practicable in the circumstances. UPDATING MEETING OR COURT MATERIALS18.Notice of any amendments, modifications, updates, or supplements to any of the information provided in the Meeting Materials or Court Materials may be communicated, at any time prior to the Meeting, to the Columbia Care Shareholders and Additional Securityholders, as applicable, or any other persons entitled thereto, by press release, news release, newspaper advertisement, or by any of the means set forth in paragraph 10, as determined to be the most appropriate method of communication by the Board. DEEMED RECEIPT OF NOTICE19.The Meeting Materials and any amendments, modifications, updates or supplements thereto and any notice of adjournment or postponement of the Meeting, shall be deemed to have been received,(a)in the case of mailing, at the time specified at section 6 of the BCBCA;

(b)in the case of delivery in person, upon receipt thereof at the intended recipient’s address or, in the case of delivery by courier, one (1) business day after receipt by the courier; (c)in the case of transmission by email or facsimile, upon the transmission thereof;(d)in the case of any press release, news release or advertisement at the time of publication;(e)in the case of electronic filing on SEDAR, upon the transmission thereof; and(f)in the case of beneficial Columbia Care Shareholders, three (3) days after delivery thereof to intermediaries and registered nominees.SOLICITATION OF PROXIES20.Columbia Care is authorized to use a form of proxy or voting instruction form and letter of transmittal for Columbia Care Shareholders in substantially the same form as attached as Exhibit ‘‘C’’ to the Ward Affidavit, subject to Columbia Care’s ability to insert dates and other relevant information in the final forms thereof and to make other non-substantive changes and changes legal counsel advise are necessary or appropriate. Columbia Care is authorized, at its expense, to solicit proxies directly and through its officers, directors, and employees, and through such agents or representatives as it may retain for that purpose and by mail, telephone or such other form of personal or electronic communication as it may determine.21.The procedures for the use of proxies at the Meeting and revocation of proxies shall be as set out in the Meeting Materials. 22.Columbia Care may, in its discretion, generally waive the time limits for the deposit of proxies by Columbia Care Shareholders if Columbia Care deems it advisable or reasonable to do so, such waiver to be endorsed on the proxy by the initials of the Chair of the Meeting.CONDUCT OF THE MEETING23.The Chair of the Meeting shall be an officer or director of Columbia Care or such other person as may be appointed by the Columbia Care Shareholders for that purpose.24.The Chair of the Meeting is at liberty to call on the assistance of legal counsel to Columbia Care at any time and from time to time, as the Chair of the Meeting may deem necessary or appropriate, during the Meeting.25.The only persons entitled to attend or speak at the Meeting shall be:(a)Columbia Care Shareholders as at the close of business on the Record Date, or their respective duly appointed proxyholders;(b)directors, officers and advisors of Columbia Care;

(c)directors, officers and advisors of Cresco; and(d)such other persons with the prior permission of the Chair of the Meeting.QUORUM AND VOTING26.The quorum required at the commencement of the Meeting shall be Columbia Care Shareholders who, together, hold not fewer than 25% of the votes attaching to the outstanding Columbia Care Shares entitled to vote at the Meeting that are present or represented by proxy.27.The only persons permitted to vote on the Arrangement Resolution at the Meeting will be the Columbia Care Shareholders appearing on Columbia Care’s registers of Columbia Care Shareholders as of the close of business on the Record Date and their valid proxyholders. 28.At the Meeting, the votes shall be taken on the following basis:(a)each holder of a Columbia Care Common Share is entitled to one (1) vote for each Columbia Care Common Share registered in his/her/its name; and(b)each holder of a Columbia Care PV Share is entitled to one hundred (100) votes for each Columbia Care PV Share registered in his/her/its name.29.The vote required to pass the Arrangement Resolution shall be:(a)the affirmative vote of not less than two-thirds of the votes cast by the Columbia Care Shareholders, voting together as a single class, present in person (or virtually) or by proxy and entitled to vote at the Meeting; and(b)a simple majority of the votes cast by the Columbia Care Shareholders, voting separately as a class (unless relief or approval is obtained from the applicable securities regulatory authorities to permit voting as a single class), present in person (or virtually) or by proxy and entitled to vote at the Meeting, excluding the votes of the persons whose votes may not be included pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions for the purposes of the Arrangement.30.For the purposes of the Meeting, any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast. Proxies that are properly signed and dated but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution.SCRUTINEER31.A representative of the Petitioner’s registrar and transfer agent (or any agent thereof) is authorized to act as a scrutineer for the Meeting (the “Scrutineer”). The Scrutineer’s duties shall include:(a)reviewing and reporting to the Chair of the Meeting on the deposit and validity of proxies;

(b)reporting to the Chair of the Meeting on the quorum of the Meeting;(c)reporting to the Chair of the Meeting on the polls taken or ballots cast, if any, at the Meeting; and(d)providing to Columbia Care and to the Chair of the Meeting written reports on matters related to their duties.SHAREHOLDER DISSENT RIGHTS32.Each Registered Columbia Care Shareholder as at the Record Date shall, as set out in the Plan of Arrangement, be permitted to dissent in respect of the Arrangement Resolution in accordance with the dissent procedures set out in Division 2 of Part 8 of the BCBCA, as modified by the terms of this Interim Order, the Plan of Arrangement and the Final Order (the “Dissent Rights”), including that:(a)the written notice containing the information set out in section 242 of the BCBCA (the “Dissent Notice”) must be received by Columbia Care not later than 4:00 p.m. (Vancouver time) on June 10, 2022, or the date that is two Business Days immediately preceding the date of the Meeting (or the date to which the Meeting may be adjourned or postponed from time to time);(b)such dissenting Columbia Care Shareholder must not have voted his, her, or its Columbia Care Shares at the Meeting, either by proxy or in person, in favour of the Arrangement Resolution;(c)such dissenting Columbia Care Shareholder must dissent with respect to all of the Columbia Care Shares held by such person; (d)the exercise of such Dissent Rights must otherwise comply with the requirements of sections 237-247 of the BCBCA, as modified by the Plan of Arrangement and this Interim Order; (e)each Registered Columbia Care Shareholder as at the Record Date that duly exercises such holder’s Dissent Rights (the “Dissenting Shareholder”) shall, notwithstanding anything to the contrary in section 245 of the BCBCA, be deemed to have transferred the shares held by such holder and in respect of which Dissent Rights have been validly exercised to Columbia Care for cancellation free and clear of all Liens (other than the right to be paid fair value for such shares as set out in section 3.1 of the Plan of Arrangement), as provided in section 2.3(a) of the Plan of Arrangement and if they:(i)ultimately are entitled to be paid fair value for such shares, the Dissenting Shareholders: (i) shall be deemed not to have participated in the transactions in Article 2 of the Plan of Arrangement (other than Section 2.3(a)); (ii) will be entitled to be paid the fair value of such shares by Columbia Care (solely with Columbia Care funds not directly or indirectly provided by Cresco or its affiliates), which fair value, notwithstanding anything to the contrary contained in the BCBCA, shall be determined as of the close of business on the Business Day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holder not exercised their Dissent Rights in respect of such shares; or(ii)ultimately are not entitled, for any reason, to be paid fair value for such shares, the Dissenting Shareholders shall be deemed to have participated in the Arrangement on the same basis as a Columbia Care Shareholder that is not a Dissenting Shareholder and shall be entitled to receive only the Consideration contemplated by Section 2.3(d) of the Plan of Arrangement that such Dissenting Shareholder would have received pursuant to the Arrangement if such Dissenting Shareholder had not exercised its Dissent Rights.(f)for greater certainty, in no case shall Cresco, Columbia Care or any other Person be required to recognize the Dissenting Shareholders as holders of Columbia Care Shares in respect of which Dissent Rights have been validly exercised after the Effective Time, and the names of such Dissenting Shareholders shall be removed from Columbia Care’s central securities register in respect of those Columbia Care Shares at the same time as the event described in section 2.3(a) of the Plan of Arrangement occurs; and(g)the exercise of such Dissent Rights must otherwise comply with the requirements of the BCBCA, as modified by the terms of this Interim Order, the Plan of Arrangement and the Final Order.33.In addition to any other restrictions under Division 2 of Part 8 of the BCBCA and this Interim Order, none of the following shall be entitled to exercise Dissent Rights: (i) the Columbia Care RSU Holders; (ii) the Columbia Care Option Holders; (iii) the Columbia Care PSU Holders; (iv) the Columbia Care Warrant Holders; (v) the holders of Columbia Care Convertible Notes, (vi) the Columbia Care Shareholders who only become Columbia Care Shareholders after the Record Date and (vii) holders of Columbia Care Shares who vote, or have instructed a proxyholder to vote, such shares in favour of the Arrangement Resolution.34.Notice to Registered Columbia Care Shareholders as at the Record Date of their Dissent Rights and their rights to receive, subject to the provisions of the BCBCA, the Plan of Arrangement and the Interim Order, the fair value of their Columbia Care Shares, will be included in the Information Circular and sent to the Columbia Care Shareholders in accordance with this Interim Order. APPLICATION FOR FINAL ORDER35.Upon the approval by the Columbia Care Shareholders of the Arrangement Resolution, in the manner set forth in this Interim Order, Columbia Care may apply to this Court (the ‘‘Application’’) for an Order that:(a)pursuant to section 291(4)(a) of the BCBCA approving the Arrangement; and(b)pursuant to section 291(4)(c) of the BCBCA declaring that the Arrangement is procedurally and substantively fair and reasonable to Columbia Care securityholders;

(collectively the "Final Order"),and the hearing shall be held on June 21, 2022 at 9:45 a.m. (Vancouver time) at the Courthouse at 800 Smithe Street, Vancouver, British Columbia (or by video or telephone conference as the Court may direct) or as soon thereafter as the Final Order Hearing can be heard or at such other date and time as this Court may direct (the “Final Order Hearing”). 36.Any Columbia Care Shareholder, Additional Securityholder, any director or auditor of Columbia Care, or any other interested party with leave of the Court may appear and make submissions at the Final Order Hearing provided that such person first file a Response to Petition, in the form prescribed by the Supreme Court Civil Rules, and deliver a copy of the filed Response to Petition, together with a copy of all material on which such person intends to rely at the Final Order Hearing, including an outline of the basis for such person’s proposed submissions and an email address for contact, to the solicitors for Columbia Care at:Stikeman Elliott LLPBarristers and Solicitors1700 – 666 Burrard StreetVancouver, BC V6C 2X8Attention: Jonathan BuysenEmail: jbuysen@stikeman.comwith a copy to the solicitors for Cresco at:Bennett Jones LLP666 Burrard StreetSuite 2500Vancouver, BC V6C 2X8Attention: Alan P. Gardner, Joseph N. Blinick and Devon LucaEmail: gardnera@bennettjones.com, blinickj@bennettjones.com and lucad@bennettjones.com by or before 4:00 p.m. (Vancouver time) on June 15, 2022.37.The persons entitled to appear and be heard at any Final Order Hearing or any court proceedings herein, shall be only:(a)Columbia Care; (b) Cresco; and(c)Columbia Care Shareholders, Additional Securityholders or any other person who has served and filed a Response to Petition and has otherwise complied with paragraph 36 of this Interim Order and the Supreme Court Civil Rules.38.If the Final Hearing is adjourned, only those persons who have filed and delivered a Response to Petition in accordance with this Interim Order need to be served and provided with notice of the adjourned date and any filed materials.VARIANCE AND OTHER TERMS39.Columbia Care shall be entitled, at any time, to apply to vary this Interim Order.

40.To the extent of any inconsistency or discrepancy between this Interim Order and the Information Circular, the BCBCA, applicable Securities Laws or the articles of Columbia Care, this Interim Order shall govern.41.Rules 8-1 and 16-1(8) – (12) will not apply to any further applications in respect of this proceeding, including the Final Order Hearing and any application to vary this Interim Order.THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT: _______________________________________Signature of Lawyer for the Petitioner, Columbia Care Inc.Lawyer: Jonathan Buysen BY THE COURTDeputy Registrar

No.
Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

AND

COLUMBIA CARE INC.

PETITIONER

INTERIM ORDER

COUNSEL: Jonathan Buysen/Kasey Campbell
FILE NO: 145868.1017

No.Vancouver RegistryIN THE SUPREME COURT OF BRITISH COLUMBIAIN THE MATTER OF SECTIONS 288 OF THE BUSINESS CORPORATIONSACT, S.B.C. 2022, CHAPTER 57, AS AMENDEDANDIN THE MATTER OF AN ARRANGEMENT INVOLVING COLUMBIA CARE INC.COLUMBIA CARE INC.PETITIONERINTERIM ORDERSTIKEMAN ELLIOTT LLPSuite 1700, Park Place666 Burrard StreetVancouver, BC V6C 2X8Telephone (604) 631-1300COUNSEL: Jonathan Buysen/Kasey CampbellFILE NO: 145868.1017

Appendix E
NOTICE OF HEARING OF PETITION
No. Vancouver RegistryIN THE SUPREME COURT OF BRITISH COLUMBIAIN THE MATTER OF SECTION 288 OF THE BRITISH COLUMBIA BUSINESS CORPORATIONS ACT, S.B.C. 2002, CHAPTER 57, AS AMENDEDANDIN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING COLUMBIA CARE INC., ITS SHAREHOLDERS AND CERTAIN OF ITS OTHER SECURITYHOLDERS, and CRESCO LABS INC.COLUMBIA CARE INC.PETITIONERNOTICE OF HEARING OF PETITIONTO:the holders (the “Columbia Care Securityholders”) of common shares, proportionate voting shares, options, performance share units, restricted share units, warrants and convertible notes of the Petitioner Columbia Care Inc. (“Columbia Care”)AND TO: Cresco Labs Inc. (“Cresco”)NOTICE IS HEREBY GIVEN that a Petition to the Court has been filed by Columbia Care in the Supreme Court of British Columbia for approval, pursuant to section 291 of the Business Corporations Act, S.B.C. 2002 c. 57 as amended, of an arrangement contemplated in an Arrangement Agreement dated March 23, 2022 involving Columbia Care and Cresco (the “Arrangement”).NOTICE IS FURTHER GIVEN that by Order of Master Schwartz of the Supreme Court of British Columbia, dated May 10, 2022 the Court has given directions by means of an interim order (the ‘‘Interim Order’’) on the calling of a meeting (the ‘‘Meeting’’) of the holders of Columbia Care common shares and proportionate voting shares (the “Columbia Care Shareholders”) for the purpose of, among other things, considering and voting upon a special resolution to approve the Arrangement.NOTICE IS FURTHER GIVEN that if the Arrangement is approved at the Meeting, Columbia Care intends to apply to the Supreme Court of British Columbia for a final order (the ‘‘Final Order’’) approving the Arrangement and declaring it to be fair and reasonable to the Columbia Care Securityholders, which application will be heard at the courthouse at 800 Smithe Street, in the City of Vancouver, in the Province of British Columbia (or by video or telephone conference as the court may direct) on June 21, 2022 at 9:45 a.m. (Vancouver time) or so soon thereafter as counsel may be heard or at such other date and time the Court may direct.
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NOTICE IS FURTHER GIVEN that the Supreme Court of British Columbia has been advised that, if granted, the Final Order approving the Arrangement and the declaration that the Arrangement is fair and reasonable to the holders of Columbia Care common shares, proportionate voting shares, options, performance share units and restricted share units will constitute the basis for an exemption from the registration requirements under the United States Securities Act of 1933, pursuant to section 3(a)(10) thereof, upon which the parties will rely for the issuance and exchange of such securities in connection with the Arrangement.IF YOU WISH TO BE HEARD AT THE HEARING OF THE APPLICATION FOR THE FINAL ORDER OR WISH TO BE NOTIFIED OF ANY FURTHER PROCEEDINGS, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing a form entitled ‘‘Response to Petition’’ together with any evidence or materials which you intend to present to the Court at the Vancouver Registry of the Supreme Court of British Columbia and YOU MUST ALSO DELIVER a copy of the Response to Petition and any other evidence or materials to the Columbia Care’s address for delivery, which is set out below, on or before 4:00 p.m. (Vancouver time) on June 15, 2022 or the Business Day that is two business days prior to the date of the application for the Final Order.YOU OR YOUR SOLICITOR may file the Response to Petition. You may obtain a form of Response to Petition at the Registry (if open) or online from the BC Supreme Court Website. The address of the Registry is 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1.IF YOU DO NOT FILE A RESPONSE TO PETITION AND ATTEND EITHER IN PERSON OR BY COUNSEL at the time of the hearing of the application for the Final Order, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court deems fit, all without further notice to you. If the Arrangement is approved, it will affect the rights of the Columbia Care Securityholders.A copy of the Petition to the Court and the other documents that were filed in support of the Interim Order and will be filed in support of the Final Order will be furnished to any Columbia Care Securityholder upon request in writing addressed to the solicitors of the Petitioner at the address for delivery set out below.The Petitioner’s address for delivery is:Stikeman Elliott LLPBarristers and Solicitors1700 – 666 Burrard StreetVancouver, BC V6C 2X8Attention: Jonathan BuysenDATED this 10 day of May, 2022.Solicitor for the Petitioner,Columbia Care Inc.
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Appendix F
SECTION 237 TO 247 OF THE BCBCA
Definitions and application
237 (1) In this Division:
“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;
“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;
“payout value” means,
(a)
in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)
in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)
in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)
in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations, excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2) This Division applies to any right of dissent exercisable by a shareholder except to the extent that
(a)
the court orders otherwise, or

(b)
in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent
238 (1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:
(a)
under section 260, in respect of a resolution to alter the articles

(i)
to alter restrictions on the powers of the company or on the business the company is permitted to carry on, or

(ii)
without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91; or

(iii)
without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;

(b)
under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)
under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)
in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)
under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)
under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)
in respect of any other resolution, if dissent is authorized by the resolution;

(h)
in respect of any court order that permits dissent.

(1.1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.
(2) A shareholder wishing to dissent must
(a)
prepare a separate notice of dissent under section 242 for

(i)
the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)
each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)
identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)
dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must
(a)
dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)
cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent
239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.
(2) A shareholder wishing to waive a right of dissent with respect to a particular corporate action must
(a)
provide to the company a separate waiver for

(i)
the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)
each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)
identify in each waiver the person on whose behalf the waiver is made.

(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to
(a)
the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)
any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.
Notice of resolution
240 (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,
(a)
a copy of the proposed resolution, and

(b)
a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,
(a)
a copy of the proposed resolution, and

(b)
a statement advising of the right to send a notice of dissent.

(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,
(a)
a copy of the resolution,

(b)
a statement advising of the right to send a notice of dissent, and

(c)
if the resolution has passed, notification of that fact and the date on which it was passed.

(4) Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.
Notice of court orders
241 If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent
(a)
a copy of the entered order, and

(b)
a statement advising of the right to send a notice of dissent.

Notice of dissent
242 (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) must,
(a)
if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)
if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)
if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)
the date on which the shareholder learns that the resolution was passed, and

(ii)
the date on which the shareholder learns that the shareholder is entitled to dissent.

(2) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1)(g) must send written notice of dissent to the company
(a)
on or before the date specified by the resolution or in the statement referred to in section 240(2) (b) or (3)(b) as the last date by which notice of dissent must be sent, or

(b)
if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3) A shareholder intending to dissent under section 238(1)(h) in respect of a court order that permits dissent must send written notice of dissent to the company
(a)
within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)
if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:
(a)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)
the names of the registered owners of those other shares,

(ii)
the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)
a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)
if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)
the name and address of the beneficial owner, and

(ii)
a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5) The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed
243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,
(a)
if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)
the date on which the company forms the intention to proceed, and

(ii)
the date on which the notice of dissent was received, or

(b)
if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2) A notice sent under subsection (1)(a) or (b) of this section must
(a)
be dated not earlier than the date on which the notice is sent,

(b)
state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)
advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent
244 (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,
(a)
a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)
the certificates, if any, representing the notice shares, and

(c)
if section 242(4)(c) applies, a written statement that complies with subsection (2) of this section.

(2) The written statement referred to in subsection (1)(c) must
(a)
be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)
set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)
the names of the registered owners of those other shares,

(ii)
the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)
that dissent is being exercised in respect of all of those other shares.

(3) After the dissenter has complied with subsection (1),
(a)
the dissenter is deemed to have sold to the company the notice shares, and

(b)
the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.
(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.
(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.
Payment for notice shares
245 (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must
(a)
promptly pay that amount to the dissenter, or

(b)
if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may
(a)
determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)
join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244(1), and

(c)
make consequential orders and give directions it considers appropriate.

(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2)(a) of this section, the company must
(a)
pay to each dissenter who has complied with section 244(1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)
if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4) If a dissenter receives a notice under subsection (1)(b) or (3)(b),
(a)
the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)
if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that
(a)
the company is insolvent, or

(b)
the payment would render the company insolvent.

Loss of right to dissent
246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:
(a)
the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)
the resolution in respect of which the notice of dissent was sent does not pass;

(c)
the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)
the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)
the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)
a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)
with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)
the notice of dissent is withdrawn with the written consent of the company;

(i)
the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights
247 If, under section 244(4) or (5), 245(4)(a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,
(a)
the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244(1)(b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)
the dissenter regains any ability lost under section 244(6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)
the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

Appendix G
ATB FAIRNESS OPINION
(begins on following page)
G-1

March 23rd, 2022
Columbia Care Inc.
680 Fifth Ave, 24th Floor
New York, New York
10019
To the Special Committee of the Board of Directors of Columbia Care Inc.:
ATB Capital Markets Inc. (“ATB”, “we” or “us”) understands that Columbia Care Inc. (“Columbia Care” or the “Company”) has entered into an arrangement agreement dated March 23rd, 2022 (the “Agreement”) with Cresco Labs Inc. (“Cresco”), pursuant to which Cresco will acquire all of the issued and outstanding common shares of Columbia Care (or equivalent) (the “Columbia Care Shares”) by way of court approved plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”, and the transactions contemplated in the Agreement being collectively referred to as the “Transaction”).
Pursuant to the Transaction, shareholders of Columbia Care (the “Columbia Care Shareholders”) will receive in respect of each Columbia Care Share held 0.5579 (the “Exchange Ratio”) of a subordinate voting share of Cresco, subject to adjustment (the “Consideration”). The Exchange Ratio is subject to adjustment (a) in the event that Columbia Care is required to issue shares in satisfaction of a certain earn-out payment in connection with the Company’s acquisition of Green Leaf Medical, LLC (“gLeaf”) or if such gLeaf earnout obligation is paid by the Company in cash (the “gLeaf Earnout Amount”), as described in the Agreement and the Agreement and Plan of Merger dated December 21st, 2020 between, among others, Columbia, Columbia LLC and gLeaf, and provided that in all cases, the gLeaf Earnout Amount used to calculate the adjusted Exchange Ratio will not exceed US$58 million in the aggregate, all as further set out in the Agreement, and (b) pursuant to other customary adjustments as described in section 2.12 of the Agreement. The specific terms and conditions of the Transaction are fully described in the Agreement and will be described in a management information circular (the “Circular”) to be mailed to shareholders of Columbia Care (the “Columbia Care Shareholders”) in connection with the Transaction. Columbia Care Shareholders are being asked to consider and vote on, among other matters, the Transaction at a special meeting of Columbia Care Shareholders (the “Columbia Care Meeting”).
ATB understands that Columbia Care Shareholders holding an aggregate of approximately 25% of the voting power of the issued and outstanding Columbia Care Shares have committed to enter into voting support agreements with Cresco to vote in favor of the Transaction. In addition, ATB understands that certain Columbia Care Shareholders have entered into lock-up agreements with respect to 90% of the subordinate voting shares of Cresco to be received by such shareholders under the Arrangement and providing for the release of such subordinate voting shares of Cresco to be received in four equal installments on the date that is (i) 60 days, (ii) 120 days, (iii) 180 days and (iv) 240 days following the closing of the Arrangement.
ATB was retained to provide its opinion as to the fairness, from a financial point of view, of the Consideration to be received by Columbia Care Shareholders pursuant to the Transaction, to Columbia Care Shareholders (this “Fairness Opinion”). ATB has not been engaged to prepare, and has not prepared, a valuation or appraisal of Columbia Care, Cresco or any of Columbia Care’s or Cresco’s assets or liabilities and this Fairness Opinion should not be construed as such.
This Fairness Opinion has been prepared in accordance with the Disclosure Standards for Formal Valuations and Fairness Opinions of the Investment Industry Regulatory Organization of Canada (“IIROC”) but IIROC has not been involved in the preparation or review of this Fairness Opinion.
In rendering this Fairness Opinion, we have assumed that the Transaction is neither a “related party transaction” nor an “insider bid” as defined in Multilateral Instrument 61-101-Protection of Securityholders in
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Special Transactions (“MI 61-101”), and, accordingly, the Transaction is not subject to the valuation requirements under MI 61-101. This Fairness Opinion does not constitute an independent formal valuation for the purposes of MI 61-101.
ENGAGEMENT OF ATB BY COLUMBIA CARE
ATB was formally engaged by the special committee of the board of directors of Columbia Care (the “Columbia Care Special Committee”) pursuant to an engagement agreement (the “Engagement Agreement”) dated March 13th, 2022 to render an opinion as to the fairness, from a financial point of view, of the Consideration to be received by Columbia Care Shareholders pursuant to the Transaction, to Columbia Care Shareholders. The terms of the Engagement Agreement provide that ATB will receive a fixed fee for the delivery of this Fairness Opinion, no portion of which is contingent upon the completion of the Transaction or the conclusions reached in this Fairness Opinion. No other fees are payable to ATB pursuant to the Engagement Agreement. The Company has also agreed to reimburse all reasonable expenses incurred by ATB in connection with its engagement under the Engagement Agreement whether or not the Transaction is completed. In addition, Columbia Care has agreed to indemnify ATB, each of its subsidiaries and affiliates, and each of their respective directors, officers, employees, partners, agents, shareholders, each other person, if any, controlling ATB or any of its respective subsidiaries and affiliates, against certain losses, claims, damages and liabilities arising from the Engagement Agreement (all as further set out therein).
On March 16th, 2022, we delivered a presentation to Columbia Care with respect to our analysis and Fairness Opinion. On March 22nd, 2022, at the request of the Columbia Care Special Committee, we orally presented our analysis and Fairness Opinion based on the scope of review and subject to the assumptions and limitations set out herein. This Fairness Opinion provides the same opinion, in writing. Subject to the terms of the Engagement Agreement, ATB consents to the inclusion of this Fairness Opinion in the Circular, with a summary thereof, in a form acceptable to ATB, and to the filing thereof by Columbia Care with the applicable Canadian securities regulatory authorities.
CREDENTIALS OF ATB
ATB is a Canadian investment banking firm with operations in a broad range of investment banking activities, including corporate finance, mergers and acquisitions, debt capital markets, equity sales and trading and investment research. ATB and its senior investment banking professionals have participated in a significant number of transactions involving public and private companies and have extensive experience in preparing valuations and fairness opinions.
This Fairness Opinion is the opinion of ATB and its form and content have been approved by a committee of senior investment banking professionals of ATB, each of whom is experienced in merger, acquisition, divestiture, valuation and fairness opinion matters.
INDEPENDENCE OF ATB
Neither ATB, nor any of its affiliates or associates is an insider, associate or affiliate (as those terms are defined in the Securities Act (Ontario)) of Columbia Care, Cresco, or any of their respective associates or affiliates (each an “Interested Party”, and collectively, the “Interested Parties”). Neither ATB nor any of its affiliates or associates is an advisor to any Interested Party in respect of the Transaction other than to the Columbia Care Special Committee pursuant to the Engagement Agreement. In the past 24-month period preceding the date hereof, ATB has not been engaged by the Company, Cresco or any of their respective associates or affiliates to provide any financial advisory services nor has it participated in any financings in connection to any Interested Party other than in respect of (i) the engagement by the Company with respect to rendering this opinion with respect to the Transaction, (ii) Columbia Care’s February 2022 private placement of senior secured notes for gross proceeds of US$185 million, for which ATB acted as co-lead agent to Columbia Care, (iii) Columbia Care’s June 2021 private placement of secured convertible notes for gross proceeds of US$74.5 million, for which ATB acted as co-lead agent to Columbia Care, (iv) Columbia Care’s January 2021 bought deal common share financing for gross proceeds of approximately C$149.5 million, for which ATB acted as co-lead underwriter, and (v) Cresco’s January 2021 overnight marketed offering of common shares for gross proceeds of approximately US$125 million, for which ATB acted as sole bookrunner and agent.
2

Other than as set forth above, there were no understandings, agreements or commitments as of the this Fairness Opinion between ATB and any of the Interested Parties with respect to future financial advisory or investment banking business. ATB may in the future, in the ordinary course of its business, perform financial advisory or investment banking services for the Interested Parties. In addition, ATB has, and may in the future have, other normal course financial dealings with one or more of the Interested Parties.
ATB acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have and may in the future have positions in the securities of one or more of the Interested Parties and, from time to time, may have executed or may execute transactions on behalf of one or more of the Interested Parties or other clients for which it may have received or may receive compensation. As an investment dealer, ATB conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including matters with respect to the Transaction, or any of the Interested Parties. In addition, ATB Financial, of which ATB is a wholly-owned subsidiary, or one or more affiliates of ATB Financial, may provide banking or other financial services to one or more of the Interested Parties in the ordinary course of business.
OVERVIEW OF COLUMBIA CARE
Columbia Care is a U.S. cannabis multi-state operator engaging in the cultivation, manufacturing and provisioning of adult-use and medical cannabis products and services.
SCOPE OF REVIEW
In connection with this Fairness Opinion, ATB reviewed and relied upon (without attempting to verify independently the completeness or accuracy of) or carried out, among other things, the following:
1.
the Agreement;

2.
the unaudited condensed interim consolidated financial statements of Columbia Care and Cresco for the three and nine months ended September 30th, 2021 and September 30th, 2020 and the management discussion and analysis related thereto;

3.
the unaudited condensed interim consolidated financial statements of Columbia Care and Cresco for the three and six months ended June 30th, 2021 and June 30th, 2020 and the management discussion and analysis related thereto;

4.
the unaudited condensed interim consolidated financial statements of Columbia Care and Cresco for the three months ended March 31st, 2021 and March 31st, 2020 and the management discussion and analysis related thereto;

5.
the audited consolidated financial statements of Columbia Care and Cresco for the years ended December 31st, 2020 and December 31st, 2019 and the management discussion and analysis related thereto;

6.
certain other public filings of Columbia Care and Cresco available on SEDAR;

7.
certain publicly available information relating to the business, operations, financial condition and trading history of Columbia Care, Cresco and other selected public companies ATB considered relevant;

8.
certain press releases issued by Columbia Care and Cresco;

9.
certain internal financial, operating, corporate and other information prepared or provided by or on behalf of Columbia Care and Cresco relating to the business, operations and financial condition of Columbia Care and Cresco;

10.
certain internal management models, forecasts, projections, estimates and budgets prepared or provided by or on behalf of management of Columbia Care and Cresco;

11.
discussions with management of Columbia Care relating to Columbia Care’s current stand-alone business plan, financial condition, industry outlook and prospects and other issues considered relevant;

3

12.
discussions with management of Cresco relating to Cresco’s current stand-alone business plan, financial condition, industry outlook and prospects and other issues considered as relevant;

13.
certain other non-public information in respect of Columbia Care and Cresco, including information provided to ATB through the respective data rooms of Columbia Care and Cresco;

14.
various reports published by equity research analysts and industry sources, as available, which ATB considered relevant;

15.
public information with respect to selected precedent transactions ATB considered relevant;

16.
a letter of representation as to certain factual matters and the completeness and accuracy of certain information upon which this Fairness Opinion is based, addressed to ATB and dated March 29th, 2022 and provided by senior officers of Columbia Care; and

17.
such other corporate, industry, and financial market information, investigations, analyses and discussions as ATB considered necessary or appropriate in the circumstances.

ATB did not meet with the auditors of Columbia Care or Cresco and has assumed the accuracy and fair presentation of the audited and unaudited financial statements of Columbia Care and Cresco, and, as applicable, the reports of the auditors therein.
ATB has not, to the best of its knowledge, been denied access to any information requested.
ASSUMPTIONS AND LIMITATIONS
The Fairness Opinion is subject to the assumptions, explanations and limitations set forth below.
With the Columbia Care Special Committee’s acknowledgement and agreement as provided for in the Engagement Agreement, ATB relied upon the accuracy, completeness and fair presentation of all financial information, data, advice, opinions, representations and other information obtained by it from public sources, provided to it by or on behalf of Columbia Care and/or Cresco, or otherwise obtained by ATB (collectively, the “Information”) and has relied upon the representations of management of Columbia Care to confirm that the terms agreed to between the parties to the Transaction and the Consideration to be received by Columbia Care Shareholders pursuant to the Transaction appropriately reflects all material information relating to Columbia Care and Cresco and their respective businesses, operations and assets. ATB has assumed that such information, data, advice, opinions and representations were complete, accurate and fairly presented as of the date thereof and did not omit to state any material fact or any fact necessary to be stated to make such information, data, advice, opinions and representations not misleading. This Fairness Opinion is conditional upon the accuracy, completeness and fair presentation of such Information. Subject to the exercise of professional judgment, and except as expressly described herein, ATB has not attempted to verify independently the accuracy, completeness or fair presentation of any of the Information.
With respect to the budgets, forecasts, projections or estimates of Columbia Care and/or Cresco provided to ATB and used in its analyses, ATB notes that projected future results are inherently subject to uncertainty. ATB has assumed, however, that such budgets, forecasts, projections and estimates were prepared using the assumptions identified therein, which ATB has been advised are (or were at the time of preparation and continue to be), in the opinion of Columbia Care and/or Cresco, reasonable in the circumstances.
Senior officers of Columbia Care have represented to ATB in a letter of representation delivered as of the date hereof, among other things, that: (i) the information provided to ATB orally by, or in the presence of, an officer or employee of, Columbia Care, or in writing by Columbia Care or any of its subsidiaries or their respective agents relating to Columbia Care or any of its subsidiaries or the Transaction for the purpose of preparing this Fairness Opinion was, at the date the information was provided to ATB, and is, as of the date of the letter of representation, complete, true and correct in all material respects, and did not and does not contain any untrue statement of a material fact in respect of Columbia Care, its subsidiaries or the Transaction and did not and does not omit to state a material fact in respect of Columbia Care, its subsidiaries or the Transaction necessary to make the information not misleading in light of the circumstances under which the information was made or provided (except to the extent that any such Information has been superseded by
4

information subsequently delivered to ATB); and (ii) since the dates on which the information was provided to ATB, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of Columbia Care or any of its subsidiaries and there is no new material fact or material change which has occurred in the Information or any part thereof which is of such a nature as to render any portion of the information or any part thereof untrue or misleading in any material respect or would have or which would reasonably be expected to have a material effect on this Fairness Opinion.
In preparing this Fairness Opinion, ATB has made several assumptions, including that all conditions to the Transaction can and will be satisfied in due course, all consents, permissions, exemptions or orders of relevant regulatory authorities or third parties will be obtained, without adverse conditions or qualifications, the procedures being followed to implement the Transaction are valid and effective, the Circular will be distributed to Columbia Care Shareholders in accordance with all applicable laws, and the disclosure in the Circular will be accurate, in all material respects, and will comply, in all material respects, with the requirements of all applicable laws. In its analysis in connection with the preparation of this Fairness Opinion, ATB made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of ATB, Columbia Care, Cresco, or their respective affiliates. Among other things, ATB has assumed the accuracy, completeness and fair presentation of and has relied upon, without independent verification, the financial statements forming part of the Information.
In preparing this Fairness Opinion, we have assumed that the Transaction will be consummated in accordance with the terms and conditions of the Agreement without waiver of, or amendment to, any terms or conditions that is in any way material to our analysis.
In rendering this Fairness Opinion, ATB expresses no view as to the likelihood that the conditions respecting the Transaction will be satisfied or waived or that the Transaction will be implemented within the time frame which may be set out in the Circular or any other public disclosure. ATB has also assumed that all of the representations and warranties contained in the Agreement are true and correct as of the date hereof.
This Fairness Opinion has been provided for the use of the Columbia Care Special Committee and the board of directors of Columbia Care and is not intended to be, and does not constitute, a recommendation that any Columbia Care Shareholder vote in favour of matters related to the Transaction.
We have not assumed any obligation to conduct, and we have not conducted, any physical inspection of the properties or facilities of Columbia Care. We have not prepared or been furnished with a formal valuation or appraisal of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) or securities of Columbia Care or any of its affiliates, and this Fairness Opinion should not be construed as such. We have not evaluated the solvency or fair value of Columbia Care, Cresco or any other entity under any state, federal, or provincial laws relating to bankruptcy, insolvency or similar matters. We have not been requested to make, and we have not made, an independent evaluation of, and express no view of opinion as to, any pending or potential litigation, claims, governmental, regulatory or other proceedings or investigations or possible unasserted claims or other contingent liabilities affecting Columbia Care or any other entity and we have assumed that any such matters would not be material to or otherwise impact our analysis or this Fairness Opinion.
While our opinion relates to the relative values of Columbia Care and Cresco, ATB expresses no opinion with respect to future trading prices of the securities of Columbia Care or Cresco or what the value of the subordinate voting shares of Cresco will be when issued pursuant to the Transaction. This Fairness Opinion does not address the relative merits of the Transaction as compared to any strategic alternatives or other transactions or business strategies that might be available to Columbia Care, nor does it address the underlying Columbia Care business decision to enter into the Agreement and carryout the Transaction. In considering the fairness, from a financial point of view, of the Consideration to be received by the Columbia Care Shareholders, ATB considered the Transaction from the perspective of the Columbia Care Shareholders generally and did not consider the specific circumstances of any particular shareholder or holders of any class of securities, creditors or other constituencies of Columbia Care (together, the “Columbia Care Stakeholders”), and ATB expresses no opinion as to whether the Transaction is consistent with the best interests of any Columbia Care Stakeholders. ATB was not engaged to review any legal, tax or regulatory aspects of the Transaction and this Fairness Opinion does not address any such matters.
5

This Fairness Opinion is rendered on the basis of securities markets, economic and general business and financial conditions prevailing as of March 15th, 2022 and the condition and prospects, financial and otherwise, of Columbia Care and Cresco, as they were reflected in the Information provided or otherwise available to ATB.
ATB disclaims any undertaking or obligation to update, revise or reaffirm its opinion, or otherwise comment on or advise any person of any change in any fact or matter affecting its opinion which may come or be brought to the attention of ATB after the date of such opinion, including potential changes in trade, tax or other laws, regulations and government policies and the enforcement thereof as have been or may be proposed or effected, and the potential effects such changes may have on the Transaction or the participants in the Transaction or their respective businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects. Without limiting the foregoing, if ATB learns that any of the Information it relied upon in preparing its opinion was inaccurate, incomplete or misleading in any material respect, ATB reserves the right to change or withdraw its opinion.
The preparation of a fairness opinion is a complex process and is not necessarily amenable to partial analysis or summary description. ATB believes that its analyses must be considered in totality and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together as a whole, could create an incomplete view of the process underlying this Fairness Opinion. Accordingly, this Fairness Opinion should be read in its entirety.
FAIRNESS OPINION CONCLUSION
Based upon and subject to the foregoing, ATB is of the opinion that, as of the date hereof, the Consideration to be received by Columbia Care Shareholders pursuant to the Arrangement is fair, from a financial point of view, to Columbia Care Shareholders.
This Fairness Opinion may be relied upon by the Columbia Care Special Committee and the board of directors of Columbia Care for their exclusive use only for the purposes of considering the Transaction and its recommendation to Columbia Care Shareholders with respect to the Arrangement (including its inclusion in the Circular), but may not be used or relied upon by any other person, or for any other purpose, without the express prior written consent of ATB, except as otherwise provided herein.
Yours very truly,
(signed)
“ATB Capital Markets Inc.”
ATB CAPITAL MARKETS INC.
6

Appendix H
CANACCORD GENUITY FAIRNESS OPINION
(begins on following page)
H-1

Canaccord Genuity Corp. P.O. Box 516 161 Bay Street, Suite 3100 Toronto, ON M5J 2S1 Canada T: 416.869.7368 www.canaccordgenuity.com
March 22, 2022
Columbia Care Inc.
As represented by
The Board of Directors
680 Fifth Avenue, 24th Floor
New York, New York 10019
USA
To the Board of Directors:
Canaccord Genuity Corp. (“Canaccord Genuity” or “we”) understands that Columbia Care Inc. (the “Company”) intends to enter into a definitive arrangement agreement to be dated March 23, 2022 (the “Arrangement Agreement”) with Cresco Labs Inc. (“Cresco Labs”), providing for, among other matters, the acquisition by Cresco Labs of all of the issued and outstanding common shares (the “Company Common Shares”) and proportionate voting shares (the “Company Proportionate Voting Shares”, and together with the Company Common Shares, the “Company Shares”) from the holders of such Company Shares (the “Company Shareholders”) to be carried out pursuant to the provisions of Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “Arrangement”). Pursuant to the Arrangement, Company Shareholders will be entitled to receive 0.5579 (the “Exchange Ratio”) of a subordinate voting share of Cresco Labs (each whole share, a “Cresco Labs Share”) for each Company Share held by such Company Shareholder. The Exchange Ratio is subject to adjustment pursuant to the Arrangement Agreement (the “Exchange Ratio Adjustment”, and together with the Exchange Ratio, the “Consideration”) in the event that the Company becomes obligated under the provisions of an agreement and plan of merger dated December 21, 2020, as amended (“gLeaf Merger Agreement”) between, among others, the Company and Green Leaf Medical, LLC (“gLeaf”) to make a payment in respect of an earnout obligation related to the 12-month period ending June 30, 2022 pursuant to the gLeaf Merger Agreement (such payment being the “gLeaf Issued Shares”). Canaccord Genuity also understands that holders of Company Proportionate Voting Shares would have their Company Proportionate Voting Shares exchanged for Cresco Lab Shares on an economically equivalent and “as if converted” basis to the Consideration.
We understand that the Exchange Ratio Adjustment will be calculated as set forth in the Arrangement Agreement, namely that the Exchange Ratio will be multiplied by the result of (i) the number of Company Shares, on a fully-diluted, in the money, treasury method basis, divided by (ii) the sum of (a) the number of Company Shares, on a fully-diluted, in the money, treasury method basis, and (b) the gLeaf Issued Shares. Canaccord Genuity further understands that the number of gLeaf Issued Shares will have a total dollar value not to exceed US$58 million.
In addition, we understand that each option to purchase Company Common Shares that is outstanding immediately prior to the effective time of the Arrangement (the “Company Option”) (whether vested or unvested) will cease to represent an option or other right to acquire Company Common Shares and will be exchanged for a replacement option to acquire such number of Cresco Labs Shares as is equal to (i) that number of Company Common Shares that were issuable upon exercise of such Company Option immediately prior to the effective time of the Arrangement, multiplied by (ii) the Consideration, rounded down to the nearest whole number of Cresco Labs Shares, at an exercise price per Cresco Labs Share equal to the quotient determined by dividing: (A) the exercise price per Company Common Share at which such Company Option was exercisable immediately prior to the effective time of the Arrangement, by (B) the Consideration, rounded up to the nearest whole cent. We further understand that (a) all outstanding restricted share units and performance share units of the Company will be exchanged for equivalent replacement restricted share units and performance share units of Cresco Labs, as the case may be, and upon vesting on or after the effective time of the Arrangement, the holders thereof shall accept the Consideration in lieu of any Company Common Shares to which such holder was entitled upon such vesting and (b) all outstanding warrants and convertible notes of the Company that are not exchanged for or converted into, as the case may be, Company Common Shares pursuant to the terms of the applicable indentures of the Company prior to the effective time of the Arrangement, shall continue to remain outstanding following the effective time of the Arrangement and entitle the holders thereof to receive such number of Cresco Labs Shares (in lieu of Company Common Shares) upon exchange or conversion, as the case may be, determined in accordance with the terms of the applicable indentures of the Company.
Canaccord Genuity also understands that certain Company Shareholders (the “Company Supporting Shareholders”) have committed to enter into voting support agreements (the “Company Voting Support Agreements”) with Cresco Labs pursuant to which such Company Supporting Shareholders have agreed, among other things, to vote all of their Company Shares in favour of the Arrangement (subject to the terms and conditions of the applicable Company Voting Support Agreement). Canaccord Genuity further understands that the Company Supporting Shareholders represent approximately 25% of the votes attaching to the issued and outstanding Company Shares. We also understand that the Company Supporting Shareholders have committed to enter into lock-up agreements (the “Lock-Up Agreements”) which restrict the sale or other transfer of 90% of the Cresco Labs Shares received by such Company Supporting Shareholders pursuant to the Arrangement and provide for their release in four equal installments on the dates that are 60, 120, 180, and 240 days following the effective date of the Arrangement, respectively.
Canaccord Genuity also understands that the Company will hold a special meeting of the Company Shareholders for the purpose of obtaining the requisite Company Shareholder approval for the Arrangement, consisting of (i) 66 2/3% of the votes cast on the Arrangement resolution by Company Shareholders voting as a single class and (ii) if required, a simple majority of the votes cast on the Arrangement resolution by Company Shareholders voting as a single class and excluding the votes attached to Company Shares that are required to be excluded pursuant to the Canadian Securities Administrators’ Multilateral Instrument 61-101 — Protection of Minority Shareholders in Special Transactions (“MI 61-101”). We also understand that no securityholder approval of Cresco Labs is required to consummate the Arrangement.
The Company has retained Canaccord Genuity to provide advice and assistance to the Company and its board of directors (the “Board of Directors”), including the preparation and delivery to the Board of Directors of Canaccord Genuity’s opinion (the “Opinion”) as to the fairness to Company Shareholders, from a financial point of view, of the Consideration to be received by Company Shareholders pursuant to the Arrangement. Canaccord Genuity understands that the Opinion will be for the use of the Board of Directors and will be one factor, among others, that the Board of Directors will consider in determining whether to approve or recommend the Arrangement.
All dollar amounts herein are expressed in United States dollars, unless otherwise indicated.
Engagement
Canaccord Genuity was formally engaged by the Company through an agreement between the Company and Canaccord Genuity dated as at March 21, 2022 (the “Engagement Agreement”). The Engagement Agreement provides the terms upon which Canaccord Genuity has agreed to act as a financial advisor to the Company in connection with the Arrangement during the term of the Engagement Agreement. The terms of the Engagement Agreement provide that Canaccord Genuity is to be paid certain fees for its services as financial advisor, including (i) a fee due upon delivery of the Opinion, no part of which is contingent upon the Opinion being favourable or upon the successful completion of the Arrangement or any alternative transaction, and (ii) a fee payable upon completion of the Arrangement or any alternative transaction. In addition, the Company has agreed to reimburse Canaccord Genuity for its reasonable out-of-pocket expenses and to indemnify Canaccord Genuity in respect of certain liabilities that might arise in connection with its engagement.
Relationship with Interested Parties
Canaccord Genuity is not an insider, associate, or affiliate (as such terms are defined in the Securities Act (Ontario)) of the Company or Cresco Labs. Canaccord Genuity has not been engaged to provide any financial advisory services, have not acted as lead or co-lead manager on any offering of securities of the Company, Cresco Labs or their respective affiliates during the 24 months preceding the date on which Canaccord Genuity was first contacted by the Company in respect of the Arrangement, other than services provided under the Engagement Agreement or as otherwise described herein. Canaccord Genuity acted as financial advisor to the Company in connection with a merger involving wholly-owned subsidiaries of the Company and gLeaf pursuant to an agreement and plan of merger dated December 21, 2020. In addition, Canaccord Genuity acted as (a) agent for the Company’s private placement of debenture units which closed on May 14, 2020, (b) agent for the Company’s add-on debt issuance via a private placement of units which closed on October 29, 2020, (c) sole bookrunner and co-lead underwriter for the Company’s bought deal public offering of common shares which closed on January 13, 2021, (d) sole underwriter for the Company’s bought deal private placement of common shares which closed on February 25, 2021, (e) sole bookrunner and co-lead agent for the Company’s private placement of senior secured convertible notes which closed on June 29, 2021, and (f) lead bookrunner and sole lead agent for the Company’s private placement of senior secured first-lien notes which closed on February 3, 2022. Canaccord Genuity was also appointed to coordinate and facilitate purchases under the Company’s share repurchase program commencing on July 23, 2019 and running through July 17, 2020. In addition, Canaccord Genuity entered into equity distribution agreements with Cresco Labs on (a) December 3, 2019, pursuant to which Cresco Labs could, from time to time, sell up to C$55 million subordinate voting shares of Cresco Labs, and (b) April 26, 2021, pursuant to which Cresco Labs could, from time to time, sell up to US$100 million subordinate voting shares of Cresco Labs.
In addition, the Company was incorporated on August 13, 2018 under the name Canaccord Genuity Growth Corp. (“CGGC”) as a special purpose acquisition corporation for the purpose of effecting a “qualifying transaction” in accordance with the rules of the NEO Exchange. The sponsor of CGGC was CG Investments Inc., a wholly-owned subsidiary of Canaccord Genuity Group Inc. and an affiliate of Canaccord Genuity.
In addition, Canaccord Genuity and its affiliates act as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have had and may in the future have long or short positions in the securities of the Company, Cresco Labs or any of their respective associates or affiliates and, from time to time, may have executed or may execute transactions on behalf of such companies or clients for which it receives or may receive commission(s). As an investment dealer, Canaccord Genuity and its affiliates conduct research on securities and may, in the ordinary course of their business, provide research reports and investment advice to their clients on investment matters, including with respect to the Company, Cresco Labs and the Arrangement. In addition, Canaccord Genuity and its affiliates may, in the ordinary course of their business, provide other financial services to the Company, Cresco Labs or any of their respective associates or affiliates, including financial advisory, investment banking and capital market activities such as raising debt or equity capital. In addition, Canaccord Genuity and certain employees of Canaccord Genuity currently own or may have owned securities of either or both of the Company and Cresco Labs.
Credentials of Canaccord Genuity
Canaccord Genuity is an independent investment bank which provides a full range of corporate finance, merger and acquisition, financial restructuring, sales and trading, and equity research services. Canaccord Genuity operates in North America, the United Kingdom, Europe, Asia, Australia, South America and the Middle East.
The Opinion expressed herein represents the views and opinions of Canaccord Genuity, and the form and content of the Opinion have been approved for release by a committee of Canaccord Genuity’s managing directors, each of whom is experienced in merger, acquisition, divestiture, fairness opinion, and capital markets matters.
Scope of Review
In arriving at its Opinion, Canaccord Genuity has reviewed, analysed, considered and relied upon (without attempting to independently verify the completeness or accuracy thereof) or carried out, among other things, the following:
1.
execution copy of the Arrangement Agreement (including accompanying schedules, the Company disclosure letter and the Cresco Labs disclosure letter) dated as at March 23, 2022;

2.
settled forms of the Company Voting Support Agreements between each Company Supporting Shareholder and Cresco Labs dated as at March 23, 2022;

3.
settled forms of the Lock-Up Agreements between each Company Supporting Shareholder and Cresco Labs dated as at March 23, 2022;

4.
executed copy of the letter of intent entered into between the Company and Cresco Labs dated February 17, 2022;

5.
executed copy of the confidentiality agreement entered into between the Company and Cresco Labs dated January 21, 2022;

6.
the Company’s preliminary draft financial results for the period ended December 31, 2021;

7.
the Company’s unaudited condensed interim consolidated financial statements and associated management’s discussion and analysis as at and for the periods ended September 30, 2021, June 30, 2021 and March 31, 2021;

8.
the Company’s audited consolidated financial statements and associated management’s discussion and analysis as at and for the periods ended December 31, 2020 and December 31, 2019;

9.
the notice of meeting and management information circular of the Company dated June 2, 2021 with respect to the annual general and special meeting of the Company Shareholders held on July 2, 2021;

10.
the Company’s annual information form for the fiscal year ended December 31, 2020, dated March 31, 2021;

11.
executed version of the gLeaf Merger Agreement;

12.
Cresco Labs’ preliminary draft financial results for the period ended December 31, 2021;

13.
Cresco Labs’ unaudited condensed interim consolidated financial statements and associated management’s discussion and analysis as at and for the periods ended September 30, 2021, June 30, 2021 and March 31, 2021;

14.
Cresco Labs’ audited consolidated financial statements and associated management’s discussion and analysis as at and for the periods ended December 31, 2020 and December 31, 2019;

15.
the notice of meeting and management information circular of Cresco Labs dated June 2, 2021 with respect to the annual and special meeting of Cresco Labs’ shareholders held on June 30, 2021;

16.
Cresco Labs’ annual information form for the fiscal year ended December 31, 2020, dated March 26, 2021;

17.
recent press releases, material change reports and other public documents filed by the Company and Cresco Labs on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com;

18.
discussions with the Company’s management concerning the Company’s financial condition, the industry and the Company’s future business prospects;

19.
discussions with Cresco Labs’ management concerning Cresco Labs’ financial condition, the industry and Cresco Labs’ future business prospects;

20.
financial projections for the Company, provided by the Company’s management, for the fiscal year ending December 31, 2022, and discussions surrounding longer-term business and growth prospects;

21.
financial projections for Cresco Labs, provided by Cresco Labs’ management, for the fiscal year ending December 31, 2022, and discussions surrounding longer-term business and growth prospects;

22.
certain other internal financial, operational and corporate information prepared or provided by the Company’s and Cresco Labs’ respective senior management teams;

23.
discussions with the Company’s executive team and Board of Directors;

24.
discussions with the Company’s legal counsel relating to legal matters, including with respect to the Arrangement Agreement and the Arrangement;

25.
selected public market trading statistics and other public/non-public relevant financial information in respect of both the Company and Cresco Labs, as well as other comparable public entities considered by Canaccord Genuity to be relevant;

26.
representations contained in a certificate, addressed to Canaccord Genuity and dated as of the date hereof, from senior officers of the Company, as to the completeness and accuracy of the information upon which this Opinion is based and certain other matters; and

27.
such other corporate, industry and financial market information, investigations and analyses as Canaccord Genuity considered necessary or appropriate at the time and in the circumstances.

Canaccord Genuity has not, to the best of its knowledge, been denied access by the Company or Cresco Labs to any information requested by Canaccord Genuity. Canaccord Genuity did not meet with the auditors of the Company or Cresco Labs and has assumed the accuracy and fair presentation of, and has relied upon, without independent verification, the consolidated financial statements of the Company and Cresco Labs, and the reports of the auditors thereon.
Prior Valuations
The Company has represented to Canaccord Genuity that, to the best of its knowledge there have not been any prior valuations (as defined in MI 61-101) of the Company or any of its affiliates or any of their respective material assets, securities or liabilities in the past two years.
Assumptions and Limitations
The Opinion is subject to the assumptions, qualifications, explanations and limitations set forth herein.
Canaccord Genuity has not prepared a formal valuation or appraisal of the Company or Cresco Labs or any of their respective securities or respective assets and the Opinion should not be construed as such. Canaccord Genuity has, however, conducted such analyses as it considered necessary and appropriate at the time and in the circumstances. In addition, the Opinion is not, and should not be construed as, advice as to the price at which any securities of the Company or Cresco Labs may trade at any future date. We are not legal, tax or accounting experts, have not been engaged to review any legal, tax or accounting aspects of the Arrangement and express no opinion concerning any legal, tax or accounting matters concerning the Arrangement. Without limiting the generality of the foregoing, Canaccord Genuity has not reviewed and is not opining upon the tax treatment under the Arrangement.
As provided for in the Engagement Agreement, Canaccord Genuity has relied upon the completeness, accuracy and fair presentation of all of the financial and other information, data, documents, advice, opinions or representations, whether in written, electronic, graphic, oral or any other form or medium, including as it relates to the Company and Cresco Labs, obtained by it from public sources, or provided to it by the Company and Cresco Labs and their respective associates, affiliates, agents, consultants and advisors (collectively, the “Information”), and we have assumed that this Information did not omit to state any material fact or any fact necessary to be stated to make such Information not misleading. The Opinion is conditional upon the completeness, accuracy and fair presentation of such Information. Subject to the exercise of our professional judgment, we have not attempted to verify independently the completeness, accuracy and fair presentation of any of the Information. With respect to the financial projections provided to Canaccord Genuity used in the analysis supporting the Opinion, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgements of management of the Company and Cresco Labs, as applicable, as to the matters covered thereby and which, in the opinion of the Company and Cresco Labs, as applicable, are (and were at the time of preparation and continue to be) reasonable in the circumstances. By rendering the Opinion, we express no view as to the reasonableness of such forecasts, projections, estimates or the assumptions on which they are based.

In preparing the Opinion, Canaccord Genuity has made several assumptions, including that all of the conditions required to implement the Arrangement will be met, that all of the representations and warranties contained in the Arrangement Agreement are true and correct as of the date hereof, that the Arrangement will be completed substantially in accordance with its terms and all applicable laws, and that the accompanying management information circular sent to Company securityholders in connection with the Arrangement will disclose all material facts relating to the Arrangement and will satisfy all applicable legal requirements.
Senior officers of the Company have represented to Canaccord Genuity in a certificate delivered as of the date hereof, among other things, that (i) the Information provided to Canaccord Genuity by the Company or its affiliates or its or their representatives, agents or advisors, for the purpose of preparing the Opinion was, at the date such Information was provided to Canaccord Genuity, and is at the date hereof, complete, true and correct in all material respects and did not and does not contain any untrue statement of a material fact in respect of the Company or its affiliates or the Arrangement; (ii) such Information did not and does not omit to state a material fact in relation to the Company or its affiliates or the Arrangement necessary to make such Information not misleading in light of the circumstances under which such Information was provided; (iii) since the dates on which such Information was provided to Canaccord Genuity, there has been no material change or change in material facts, financial or otherwise, in or relating to the financial condition, assets, liabilities (whether accrued, absolute, contingent or otherwise), business, operations or prospects of the Company or its affiliates, and no material change or change in material facts has occurred in such Information or any part thereof which would have or which would reasonably be expected to have a material effect on the Opinion; (iv) since the dates on which such Information was provided to Canaccord Genuity, except for the Arrangement, no material transaction has been entered into by the Company or any of its affiliates which has not been publicly disclosed; (v) the certifying officers have no knowledge of any facts or circumstances, public or otherwise, not contained in or referred to in such Information provided to Canaccord Genuity by the Company or its affiliates, representatives, agents or advisors which would reasonably be expected to affect the Opinion, including the assumptions used, the procedures adopted, the scope of the review undertaken or the conclusion reached; (vi) the Company has not filed any confidential material change reports or any confidential filings pursuant to applicable securities legislation that remain confidential; (vii) other than as disclosed in such Information or the Arrangement Agreement, the Company and its affiliates have no material contingent liabilities (either on a consolidated or non-consolidated basis) and there are no actions, suits, claims, arbitrations, proceedings, investigations or inquiries pending or (to the best of the knowledge of the certifying officers) threatened against or affecting the Arrangement, the Company or any of its affiliates, at law or in equity or before or by any international, multi-national, national, federal, provincial, state, municipal or other governmental department, commission, bureau, board, agency or instrumentality or stock exchange which may in any way materially affect the Company, any of its affiliates or the Arrangement; (viii) all financial material, documentation and other data concerning the Arrangement or the Company and its affiliates, excluding any projections, budgets, strategic plans, financial forecasts, models, estimates and other future-oriented financial information (“FOFI”) concerning the Company and its affiliates, provided to Canaccord Genuity were prepared on a basis consistent in all material respects with the accounting policies applied in the most recent audited consolidated financial statements of the Company and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make such financial material, documentation or other data not misleading in light of the circumstances in which such financial material, documentation and other data were provided to Canaccord Genuity; (ix) all FOFI provided to Canaccord Genuity (a) was reasonably prepared on bases reflecting reasonable estimates, assumptions, and judgements of the Company; (b) was prepared using assumptions which are (and were at the time of preparation) and continue to be, reasonable in the circumstances, having regard to the Company’s industry, business, financial condition, plans and prospects; and (c) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make such FOFI (as of the date of preparation thereof) not misleading in light of the assumptions used at the time, any developments since the time of their preparation, or the circumstances in which such FOFI was provided to Canaccord Genuity; (x) no verbal or written offers or serious negotiations for, at any one time, all or a material part of the properties and assets owned by, or the securities of, the Company or any of its affiliates have been received, made or occurred within the two years preceding the date hereof; (xi) there are no agreements, undertakings, commitments or understandings (written or oral, formal or informal) materially relating to the Arrangement, except as have been disclosed in writing and in complete detail to Canaccord Genuity; (xii) the contents of any and all documents prepared or to be prepared in connection with the Arrangement by the Company for filing with regulatory authorities or delivery or communication to securityholders of the Company (collectively, the “Disclosure Documents”) have been, are and will be true and correct in all material respects and have been, are and will not contain any misrepresentation and the Disclosure Documents have complied, comply and will comply with all requirements under applicable laws; and (xiii) to the best of the knowledge of the certifying officers (a) the Company has no information or knowledge of any facts, public or otherwise, not specifically provided to Canaccord Genuity relating to the Company or any of its affiliates which would reasonably be expected to materially affect the Opinion; (b) with the exception of financial forecasts, budgets, models, projections or estimates referred to in (d), below, such Information provided by or on behalf of the Company to Canaccord Genuity, in connection with the Arrangement is, or in the case of Disclosure Documents or data, was, at the date of preparation, true, correct and accurate in all material respects, and no additional material, data or information would be required to make the data provided to Canaccord Genuity by or on behalf of the Company not misleading in light of circumstances in which it was prepared; (c) to the extent that any of the information in the Disclosure Documents identified in (b), above, is historical, there have been no changes in material facts or new material facts since the respective dates thereof which have not been disclosed to Canaccord Genuity or updated by more current Disclosure Documents that has been disclosed; and (d) any portions of the information in the Disclosure Documents provided to Canaccord Genuity which constitute financial forecasts, budgets, models, projections or estimates were prepared using the assumptions identified therein, which, in the reasonable opinion of the Company, are (and were at the time of preparation) reasonable in the circumstances.
The Opinion is rendered on the basis of securities markets, economic, financial and general business conditions prevailing as of the date hereof and the conditions and prospects, financial and otherwise, of the Company, Cresco Labs and their respective subsidiaries and affiliates, as they were reflected in the Information and as they have been represented to Canaccord Genuity in discussions with management of the Company and Cresco Labs. In its analyses and in preparing the Opinion, Canaccord Genuity made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, which Canaccord Genuity believes to be reasonable and appropriate in the exercise of its professional judgement, many of which are beyond the control of Canaccord Genuity or any party involved in the Arrangement.
The Opinion has been provided to the Board of Directors (solely in its capacity as directors of the Company) for its sole use and benefit and only addresses the fairness to Company Shareholders, from a financial point of view, of the Consideration to be received by Company Shareholders pursuant to the Arrangement. The Opinion may not be relied upon by any other person or entity (including, without limitation, securityholders, creditors or other constituencies of the Company) or used for any other purpose or published without the prior written consent of Canaccord Genuity, provided that Canaccord Genuity consents to the inclusion of the Opinion in its entirety and a summary thereof (provided such summary is in a form acceptable to Canaccord Genuity) in the notice of meeting and accompanying management information circular of the Company to be mailed to Company securityholders in connection with seeking their approval of the Arrangement and to the filing thereof, as necessary, by the Company on SEDAR, in accordance with applicable securities laws in Canada.
Canaccord Genuity has not been asked to, nor does Canaccord Genuity offer an opinion as to the terms of the Arrangement (other than in respect of the fairness to Company Shareholders, from a financial point of view, of the Consideration to be received by Company Shareholders pursuant to the Arrangement) or the forms of agreements or documents related to the Arrangement. The Opinion does not constitute a recommendation as to how the Board of Directors (or any director), management or any securityholder should vote or otherwise act with respect to any matters relating to the Arrangement, or whether to proceed with the Arrangement or any related transaction. The Opinion does not address the relative merits of the Arrangement as compared to other transactions or business strategies that might be available to the Company. In considering fairness from a financial point of view, Canaccord Genuity considered the Arrangement from the perspective of Company Shareholders generally and did not consider the specific circumstances of any particular Company Shareholder, including with regard to tax considerations. The Opinion is given as of the date hereof, and Canaccord Genuity disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Opinion which may come, or be brought, to the attention of Canaccord Genuity after the date hereof. Without limiting the foregoing, in the event that there is any material change in any fact or matter affecting the Opinion after the date hereof, including, without limitation, the terms and conditions of the Arrangement, or if Canaccord Genuity learns that the Information relied upon in rendering the Opinion was inaccurate, incomplete or misleading in any material respect, Canaccord Genuity reserves the right to change, modify or withdraw the Opinion after the date hereof.

Canaccord Genuity believes that its analyses must be considered as a whole and that selecting portions of the analyses or the factors considered by it, without considering all factors and analyses together, could create a misleading view of the process underlying the Opinion. The preparation of an Opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis.
Conclusion
Based upon and subject to the foregoing, and such other matters as Canaccord Genuity considered relevant, Canaccord Genuity is of the opinion that, as of the date hereof, the Consideration to be received by Company Shareholders pursuant to the Arrangement is fair, from a financial point of view, to Company Shareholders.
Yours truly,
(Signed)
“Canaccord Genuity Corp.”
CANACCORD GENUITY CORP.

Appendix I
ADDITIONAL INFORMATION CONCERNING COLUMBIA CARE
The following information is presented on a pre-Arrangement basis and reflects the business, financial and share capital position of Columbia Care. See Appendix J for information regarding Cresco and the Company following completion of the Arrangement.
All capitalized terms used in this Appendix and not defined herein have the meaning ascribed to such terms in Appendix A or elsewhere in this Circular. The information contained in this Appendix, unless otherwise indicated, is given as of the date of this Circular and should be read in conjunction with the information about Columbia Care appearing elsewhere in this Circular.
Company Overview
The Company was incorporated under the Business Corporations Act (Ontario) (the “OBCA”) on August 13, 2018 under the name “Canaccord Genuity Growth Corp.” as a special purpose acquisition corporation for the purpose of effecting an acquisition of one or more businesses or assets, by way of a merger, amalgamation, arrangement, share exchange, asset acquisition, share purchase, reorganization or any other similar business combination.
On October 17, 2018, the Company announced that it had entered into a letter of intent with Columbia Care LLC (“Old Columbia Care”) to exclusively negotiate a business combination between the two companies. On November 21, 2018, the Company announced that it had entered into a definitive agreement (the “Transaction Agreement”) with Old Columbia Care pursuant to which, among other things, the Company would acquire all of the membership interests of Old Columbia Care by way of a merger between Old Columbia Care and a newly-formed Delaware subsidiary of the Company (the “Business Combination”). The Business Combination constituted the Company’s qualifying transaction.
The Business Combination was completed on April 26, 2019, at which point Old Columbia Care became a 100% wholly-owned subsidiary of the Company. In connection with the closing of the Business Combination, the Company was continued out of the jurisdiction of Ontario under the OBCA and into the jurisdiction of British Columbia under the BCBCA.
The registered office of the Company is 666 Burrard St., #1700, Vancouver, BC V6C 2X8. The head office is located at 680 Fifth Ave., 24th Floor, New York, New York 10019.
The two charts on the following pages (a) depict a simplified version of the organizational structure of the Company, intended to reflect subsidiaries that hold cannabis or hemp licenses from the states in which they operate, as of December 31, 2021 and (b) list all of the subsidiaries of the Company.  All subsidiaries are wholly owned by the Company unless otherwise noted.
See “The Arrangement — Background to the Arrangement”.
Business Overview
The Company’s principal business activity is the production and sale of cannabis as regulated by the regulatory bodies and authorities of the jurisdictions in which it operates.
The Company, through its subsidiaries, currently owns or manages interests in several state-licensed medical and/or adult use marijuana businesses in Arizona, California, Colorado, Delaware, European Union, Florida, Illinois, Maryland, Massachusetts, Missouri, New Jersey, New York, Ohio, Pennsylvania, Puerto Rico, Utah, Virginia, Washington, D.C. and West Virginia.

Columbia Care Organizational Chart

Notes:
1.
As a result of Columbia Care’s acquisition of a 100% ownership interest in Resource Referral Services Inc., PHC Facilities Inc. and The Wellness Earth Energy Dispensary, Inc., and a 49.9% ownership interest in Access Bryant SPC, Columbia Care owns 100% of PHC Facilities, Inc., Resource Referral Services, Inc., and Wellness Earth Energy Dispensary, Inc. Columbia Care also acquired 49.9% of Access Bryant SPC with an option to purchase 100% of the entity when regulatory conditions permit such.

2.
Beacon Holdings, LLC includes the following licensed subsidiary entities: The Green Solution, LLC, Rocky Mountain Tillage, LLC, and Infuzionz, LLC.

3.
Green Leaf Medical, LLC includes the following licensed subsidiary entities Green Leaf Medical, LLC (MD), Green Leaf Extracts, LLC (MD), Time for Healing, LLC (MD), a 99% interest in Wellness Institute of Maryland, LLC (MD), a 49% interest in Green Leaf Medical of Ohio II, LLC (OH), Green Leaf Medicals, LLC (PA), and Green Leaf Medical of Virginia, LLC (VA).

Columbia Care Subsidiaries
Name of Company	State of Organization
203 Organix, L.L.C.	Arizona
Columbia Care – Arizona, Tempe, L.L.C. (90% owned)	Arizona
Columbia Care – Arizona, Prescott, L.L.C.	Arizona
Salubrious Wellness Clinic, Inc.	Arizona
Access Bryant SPC (49.9% owned)	California
CA Care LLC	California
CC CA Realty LLC	California
CC California LLC	California
Columbia Care Encinitas Inc.	California
Columbia Care National City, Inc.	California
Focused Health LLC	California
Mission Bay, LLC	California
PHC Facilities, Inc.	California
Resource Referral Services, Inc.	California
The Healing Center Of San Diego	California

Name of Company	State of Organization
The Wellness Earth Energy Dispensary, Inc.	California
Beacon Holdings, LLC	Colorado
Columbia Care Thornton LLC	Colorado
Dellock Digital, LLC	Colorado
Future Vision Brain Bank, LLC	Colorado
Futurevision, Ltd.	Colorado
High Rise Media, LLC	Colorado
Infuzionz, LLC	Colorado
Mj Brain Bank, LLC	Colorado
Rocky Mountain Tillage, LLC	Colorado
TGS Colorado Management, LLC	Colorado
TGS Global, LLC	Colorado
The Green Solution, LLC	Colorado
The Launch Pad LLC	Colorado
Columbia Care CT LLC	Connecticut
14 Street Health, LLC	Delaware
Avum, LLC	Delaware
CC MergerSub, LLC	Delaware
CC Procurement LLC	Delaware
CC VA HoldCo LLC	Delaware
Col. Care (Delaware) LLC	Delaware
Columbia Care – Arizona, Prescott DE, L.L.C. (90% owned)	Delaware
Columbia Care – Arizona, Tempe DE, L.L.C.	Delaware
Columbia Care Co Inc.	Delaware
Columbia Care DC LLC	Delaware
Columbia Care DE Management, LLC (91% owned)	Delaware
Columbia Care Delaware, LLC	Delaware
Columbia Care Illinois LLC	Delaware
Columbia Care International HoldCo LLC	Delaware
Columbia Care LLC	Delaware
Columbia Care Maine Holding Company LLC	Delaware
Columbia Care Maryland LLC	Delaware
Columbia Care Partners LLC	Delaware
Columbia Care PR LLC	Delaware
Columbia Care-Arizona LLC	Delaware
Deacon Merger Sub LLC	Delaware
District Social Equity Partners Inc.	Delaware
Equity Health Partners DE LLC	Delaware
Green Leaf Medical, LLC	Delaware
La Yerba Buena LLC	Delaware
Oveom LLC	Delaware
Tetra FinCo LLC	Delaware
Tetra Holdings LLC	Delaware
Tetra OpCo LLC	Delaware

Name of Company	State of Organization
Columbia Care CA LLC	Delaware
CCF HoldCo, LLC	Delaware
Columbia Care Florida LLC	Florida
Curative Health Cultivation LLC	Illinois
Curative Health LLC	Illinois
Columbia Care Adopt-A-Family Corp.	Massachusetts
Patriot Care Corp	Massachusetts
Columbia Care MD, LLC (96% owned)	Maryland
Green Leaf Extracts, LLC	Maryland
Green Leaf Management, LLC	Maryland
Time For Healing, LLC	Maryland
Wellness Institute Of Maryland, LLC (99% owned)	Maryland
Columbia Care ME LLC	Maine
Columbia Care Michigan LLC	Michigan
Columbia Care New Jersey LLC (92.5% owned)	New Jersey
Columbia Care NJ Realty LLC	New Jersey
Columbia Care NM LLC	New Mexico
CC Logistics Services LLC (70% owned)	New York
Columbia Care Industrial Hemp LLC	New York
Columbia Care NY LLC	New York
Columbia Care NY Realty LLC	New York
Columbia Care NY RO LLC	New York
Cannascend Alternative Logan, L.L.C.	Ohio
Cannascend Alternative, LLC	Ohio
CC OH Realty LLC	Ohio
Columbia Care OH LLC	Ohio
Corsa Verde LLC	Ohio
Green Leaf Medical of Ohio II, LLC	Ohio
Green Leaf Medical of Ohio III, LLC (99.9% owned)	Ohio
Green Leaf Medical of Ohio IV, LLC (49% owned)	Ohio
CC PA Realty LLC	Pennsylvania
CCPA Industrial Hemp LLC	Pennsylvania
Columbia Care Pennsylvania LLC	Pennsylvania
Green Leaf Medicals LLC	Pennsylvania
Columbia Care Puerto Rico LLC (49% owned)	Puerto Rico
CCUT Pharmacy LLC (94.5% owned)	Utah
Columbia Care UT LLC	Utah
Columbia Care Eastern Virginia LLC (92.75% owned)	Virginia
Green Leaf Medical Of Virginia, LLC	Virginia
VentureForth, LLC	Washington D.C.
Columbia Care WV Industrial Hemp LLC	West Virginia
Columbia Care WV LLC (95% owned)	West Virginia
Columbia Care UK Ltd	United Kingdom

Price Ranges and Trading Volumes
The Columbia Care Common Shares are currently listed and posted for trading on the NEO and the CSE under the symbol “CCHW”, on the OTCQX under the symbol “CCHWF” and on the Frankfurt Stock Exchange under the symbol “3LP”. The following table sets forth the price range per share and trading volume for the Columbia Care Common Shares on each of the NEO and the CSE, for the six month period preceding the date of this Circular:
NEO:
Period	High	Low	Volume
May 2022 (through • )	•	•	•
April 2022	CAD$3.82	CAD$2.60	4,905,358
March 2022	CAD$4.20	CAD$3.10	9,350,744
February 2022	CAD$4.29	CAD$3.41	5,131,673
January 2022	CAD$4.16	CAD$3.23	3,408,249
December 2021	CAD$4.25	CAD$3.46	4,850,856
November 2021	CAD$4.83	CAD$3.54	12,165,438
CSE:
Period	High	Low	Volume
May 2022 (through • )	•	•	•
April 2022	CAD$3.82	CAD$2.61	2,098,359
March 2022	CAD$4.20	CAD$3.10	3,937,013
February 2022	CAD$4.28	CAD$3.41	2,355,652
January 2022	CAD$4.18	CAD$3.23	3,050,416
December 2021	CAD$4.24	CAD$3.53	2,803,070
November 2021	CAD$4.83	CAD$3.54	4,405,502
The closing price of the Columbia Care Common Shares on the CSE on March 22, 2022, the date immediately prior to the public announcement of the Arrangement on March 23, 2022, was CAD$3.94. The closing price of the Columbia Care Common Shares on the CSE on    •    was    •   . Following completion of the Arrangement, Columbia Care will become a wholly-owned subsidiary of Cresco and it is anticipated that Columbia Care will apply to the applicable Canadian securities regulators to have Columbia Care cease to be a reporting issuer and Columbia Care will apply to the NEO, CSE, OTCQX and Frankfurt Stock Exchange to have the Columbia Care Shares delisted or removed, as applicable, from the NEO, CSE, OTCQX and Frankfurt Stock Exchange, respectively.
Ownership of Securities
For complete details regarding the securities held by each officer and director of Columbia Care, please see “The Arrangement — Interests of Certain Persons in the Arrangement”.
Sales of Securities
No securities of the Company were sold or purchased by the Company during the twelve-month period preceding the date of this Circular (excluding securities sold pursuant to the exercise of Columbia Care Options or other securities with conversion rights).

Previous Distribution of Columbia Care Shares
Excluding Columbia Care Common Shares distributed pursuant to the exercise of Columbia Care Options or other securities with conversion rights, the table below sets out information relating to the distribution of Columbia Care Shares during the twelve-month period preceding the date of this Circular.
Date of Distribution	Issuance Price per Columbia Care Common Share	Number of Columbia Care Common Shares Issued	Aggregate Gross Proceeds
May 4, 2021	$6.34	236,306	$1,498,180.04
May 18, 2021	$4.29	178,619	$766,275.51
May 31, 2021	$7.49	263,200	$1,971,368
June 11, 2021	$4.44	42,993,938	$190,893,084.72
June 24, 2021	$4.15	1,499,043	$6,221,028.45
July 7, 2021	$6.85	949,379	$6,503,246.15
November 1, 2021	$5.75	4,857,184	$27,928,808
December 13, 2021	$3.80	4,162,413	$15,817,169.40
April 7, 2022	$3.04	1,099,549	$3,342,628.96
April 25, 2022	$2.81	18,755,082	$52,701,780.42
Dividends
The Company has not declared cash dividends on the Columbia Care Common Shares in the past. The Company currently intends to reinvest all future earnings to finance the development and growth of its business. As a result, the Company does not intend to pay dividends on the Columbia Care Common Shares in the foreseeable future. Any future determination to pay distributions will be at the discretion of the Columbia Care Board and will depend on the financial condition, business environment, operating results, capital requirements, any contractual restrictions on the payment of distributions and any other factors that the Columbia Care Board deems relevant. The Company is not bound or limited in any way to pay dividends in the event that the Columbia Care Board determines that a dividend is in the best interest of its shareholders.
See “The Arrangement Agreement — Covenants”.
Material Changes
Other than as disclosed in the Circular, there are no plans or proposals for material changes in the affairs of the Company expected to arise as a result of the completion of the Arrangement.
See “Information Concerning Cresco” in Appendix J.
Arrangements between the Company and Securityholders
Other than as disclosed in the Circular, there are no agreements, commitments or understandings made or proposed to be made between the Company and a securityholder of the Company relating to the Arrangement.
See “The Arrangement — Interests of Certain Persons in the Arrangement”.
Auditor
The auditor of the Company is Davidson & Company LLP, located at 1200-609 Granville Street, Vancouver, British Columbia V7Y 1G6. Davidson & Company LLP was first appointed as the Company’s auditor on April 26, 2019.

Appendix J
INFORMATION CONCERNING CRESCO
The following information concerning Cresco should be read in conjunction with the information concerning Cresco appearing elsewhere in this Circular. Capitalized terms used but not otherwise defined in this Appendix J (including under the heading, “Glossary”) shall have the meanings ascribed to them in this Circular.
Upon completion of the Arrangement, each Columbia Care Shareholder will become a shareholder of Cresco, other than those Columbia Care Shareholders who are Dissenting Columbia Care Shareholders.
For the purposes of compliance with applicable Canadian Securities Laws, the following Schedules attached to this Appendix J are incorporated into this Circular:
Schedule 1	—	Management information circular of Cresco dated June 2, 2021, prepared in connection with an annual general and special meeting of shareholders held on June 30, 2021
Schedule 2	—
Material change report dated April 1, 2022, in connection with Cresco’s entry into the Arrangement Agreement with Columbia Care, pursuant to which Cresco will acquire all of the issued and outstanding shares of Columbia Care

CORPORATE STRUCTURE
Cresco, formerly known as Randsburg International Gold Corp. (“Randsburg”), was incorporated in the Province of British Columbia under the Company Act (British Columbia) on July 6, 1990. On December 30, 1997, Cresco changed its name from Randsburg Gold Corporation to Randsburg International Gold Corp. and consolidated its outstanding common shares on a five (5) old for one (1) new basis. On November 30, 2018, a series of transactions were completed among Randsburg and Cresco Labs, LLC (“Cresco LLC”) resulting in a reorganization of Cresco LLC and Randsburg and pursuant to which Randsburg became the indirect parent and sole voting unitholder of Cresco LLC (the “Business Combination”). The Business Combination constituted a reverse takeover of Randsburg by Cresco LLC under applicable securities laws. On November 30, 2018, in connection with the Business Combination, Cresco (i) consolidated its outstanding Randsburg common shares on an 812.63 old for one (1) new basis, and (ii) filed an alteration to its Notice of Articles with the British Columbia Registrar of Companies to change its name from Randsburg to Cresco Labs Inc. and to amend the rights and restrictions of its existing class of common shares, redesignate such class as the class of Subordinate Voting Shares (“Cresco Shares”) and create the classes of Proportionate Voting Shares (“PVS”), and non-participating Super Voting Shares (“MVS”). On June 29, 2020, Cresco filed an alteration to its Notice of Articles with the British Columbia Registrar of Companies to create a class of Special Subordinate Voting Shares (“SSVS”) and amend the rights and restrictions of Cresco Shares, PVS, and MVS.
Cresco’s head office is located at 400 W. Erie Street, #110, Chicago, IL 60654 and the registered office is located at Suite 2500, 666 Burrard Street, Vancouver, British Columbia V6C 2X8.
Cresco LLC was formed as a limited liability company under the laws of the state of Illinois on October 8, 2013 and is governed by the Pre-Combination LLC Agreement. The Pre-Combination LLC Agreement was further amended and restated (the Amended and Restated Limited Liability Company Agreement “A&R LLC Agreement”) in connection with the completion of the Business Combination. Please see “Description of Capital Structure — Description of Unit Capital of Cresco — A&R LLC Agreement” for additional details as to the A&R LLC Agreement.

Set forth below is the condensed organization chart of Cresco as of May 24, 2022:

The following are Cresco’s wholly owned or effectively controlled subsidiaries and entities over which Cresco has control as of May 24, 2022.
Entity	Location	Purpose	Percentage Held
Cresco Labs Inc.	British Columbia, Canada	Parent Company
CannaRoyalty Corp. (Origin House)	Ontario, Canada	Holding Company	100%
Cali-AntiFragile Corp.	California	Holding Company	100%
Alta Supply Inc. (Continuum)	California	Distribution	100%
Kaya Management Inc.	California	Production	100%
River Distributing Co., LLC	California	Distribution	100%
FloraCal Farms	California	Cultivation	100%
Cub City, LLC	California	Cultivation	100%
CRHC Holdings Corp.	Ontario, Canada	Holding Company	100%
Laurel Harvest Labs, LLC	Pennsylvania	Cultivation and Dispensary Facility	100%
JDRC Mount Joy, LLC	Illinois	Holding Company	100%
JDRC Scranton, LLC	Illinois	Holding Company	100%
Bluma Wellness Inc.	British Columbia, Canada	Holding Company	100%
CannCure Investments Inc.	Ontario, Canada	Holding Company	100%
Cannabis Cures Investments, LLC	Florida	Holding Company	100%
3 Boys Farm, LLC (One Plant Florida)	Florida	Cultivation, Production and Dispensary Facility	100%
Farm to Fresh Holdings, LLC	Florida	Cultivation, Production and Dispensary Facility	100%
Cresco U.S. Corp.	Illinois	Manager of Cresco Labs, LLC	100%
MedMar Inc.	Illinois	Holding Company	100%
MedMar Lakeview, LLC	Illinois	Dispensary	88%
MedMar Rockford, LLC	Illinois	Dispensary	75%
Gloucester Street Capital, LLC	New York	Holding Company	100%
Valley Agriceuticals, LLC	New York	Operating Entity	100%
JDRC Ellenville, LLC	Illinois	Holding Company	100%
CMA Holdings, LLC	Illinois	Holding Company	100%
BL Real Estate, LLC	Massachusetts	Holding Company	100%
Cultivate Licensing LLC	Massachusetts	Cultivation, Production and Dispensary Facility	100%
Cultivate Worcester, Inc	Massachusetts	Dispensary	100%
Cultivate Leicester, Inc	Massachusetts	Cultivation, Production and Dispensary Facility	100%
Cultivate Framingham, Inc	Massachusetts	Dispensary	100%
Cultivate Burncoat, Inc	Massachusetts	Holding Company	100%
Cultivate Cultivation, Inc	Massachusetts	Cultivation and Production Entity	100%
Good News Holdings, LLC	Illinois	Holding Company	100%
Wonder Holdings, LLC	Illinois	Holding Company	100%
JDRC Seed, LLC	Illinois	Holding Company	100%
CP Pennsylvania Holdings, LLC	Illinois	Holding Company	100%
Bay, LLC	Pennsylvania	Holding Company	100%
Bay Asset Management, LLC	Pennsylvania	Holding Company	100%
Ridgeback, LLC	Colorado	Holding Company	100%
Cresco Labs, LLC	Illinois	Operating Entity	57%
Cresco Labs Notes Issuer, LLC	Illinois	Holding Company
Cresco Labs Ohio, LLC	Ohio	Cultivation, Production and Dispensary Facility	99%
Wellbeings, LLC	Delaware	CBD Wellness Product Development	100%

Entity	Location	Purpose	Percentage Held
Cresco Labs SLO, LLC	California	Holding Company	100%
SLO Cultivation Inc.	California	Cultivation and Production Facility	80%
Cresco Labs Joliet, LLC	Illinois	Cultivation and Production Facility	100%
Cresco Labs Kankakee, LLC	Illinois	Cultivation and Production Facility	100%
Cresco Labs Logan, LLC	Illinois	Cultivation and Production Facility	100%
Cresco Labs PA, LLC	Illinois	Holding Company	100%
Cresco Yeltrah, LLC	Pennsylvania	Cultivation, Production and Dispensary Facility	100%
JDC Newark, LLC	Ohio	Holding Company	100%
Verdant Creations Newark, LLC	Ohio	Dispensary	100%
JDC Marion, LLC	Ohio	Holding Company	100%
Verdant Creations Marion, LLC	Ohio	Dispensary	100%
JDC Chillicothe, LLC	Ohio	Holding Company	100%
Verdant Creations Chillicothe, LLC	Ohio	Dispensary	100%
JDC Columbus, LLC	Ohio	Holding Company	100%
Care Med Associates, LLC	Ohio	Dispensary	100%
Cresco Labs Arizona, LLC	Arizona	Holding Company	100%
Arizona Facilities Supply, LLC	Arizona/Maryland	Cultivation, Production and Dispensary Facility	100%
Cresco Labs Tinad, LLC	Illinois	Holding Company	100%
PDI Medical III, LLC	Illinois	Dispensary	100%
Cresco Labs Phoenix Farms, LLC	Illinois	Holding Company	100%
Phoenix Farms of Illinois, LLC	Illinois	Dispensary	100%
JDC Elmwood, LLC	Illinois	Holding Company	100%
FloraMedex, LLC	Illinois	Dispensary	100%
Cresco Edibles, LLC	Illinois	Holding Company	100%
TSC Cresco, LLC	Illinois	Licensing	75%
Cresco HHH, LLC	Massachusetts	Cultivation, Production and Dispensary Facility	100%
Cresco Labs Michigan, LLC (a)	Michigan	Cultivation and Production Facility	85%

(a)
Cresco Labs Michigan, LLC is 85% owned by related parties within management of Cresco.

GENERAL DEVELOPMENT OF THE BUSINESS
Cresco exists to provide high-quality and consistent cannabis-based products to consumers. Cresco blends regulatory compliance expertise with best practices from the agricultural, pharmaceutical and consumer packaged goods industries. Cresco owns and/or operates cultivation, manufacturing and retail dispensary businesses across ten (10) highly regulated markets: Illinois, Pennsylvania, Ohio, California, Arizona, New York, Massachusetts, Michigan, Florida, and Maryland. These markets, where supply and demand can be reasonably predicted and forecasted, create the foundation upon which Cresco has created the opportunity for sustainable growth.
Cresco plans to leverage the success in our current markets to expand into legalized cannabis markets in other states, while focusing on compliance, control, efficiency, and product performance in the medicinal or adult-use cannabis industry.
This ownership of wholesale and retail businesses supports Cresco’s strategy of distributing brands at scale by enabling Cresco to capture market share, generate brand awareness, and earn customer loyalty in its operating markets by guaranteeing share-of-shelf in its own retail stores and its ability to foster mutually beneficial relationships with its third-party dispensary customers as a large supplier of a portfolio of distinct and trusted cannabis brands.
Acquisitions and Dispositions
Blair Wellness, LLC
On January 19, 2022, Cresco announced the termination of the previously announced definitive agreement to acquire 100% of the outstanding equity interest in Blair Wellness, LLC, a Baltimore Maryland medical cannabis dispensary, due to the failure of certain closing conditions to be met prior to the specified termination date. No termination fees were associated with this transaction.
MedMar Inc. (“MedMar”)
On April 11, 2019, Cresco completed its acquisition of MedMar and the membership interests of MedMar Lakeview, LLC (“MedMar Lakeview”) and MedMar Rockford, LLC (“MedMar Rockford”) for a combination of cash and equity consideration. Through the signing of certain operating agreements, Cresco assumed operational control in 2018. MedMar Lakeview currently operates dispensaries in Chicago, Illinois (Wrigleyville/Lakeview and River North) and MedMar Rockford currently operates dispensaries in Rockford and South Beloit, Illinois.
PDI Medical III, LLC (“PDI”)
In the fourth quarter of 2018, Cresco entered into a unit exchange agreement with TINAD, LLC, an Illinois limited liability company to exchange a certain number of Class B membership units for the corresponding number of Class F membership units of Cresco, as well as other operating agreements by which Cresco assumes operational control of TINAD, LLC and its wholly-owned subsidiary, PDI, an Illinois limited liability company. PDI operates dispensaries in Buffalo Grove and Naperville, Illinois. The legal closing of the acquisition occurred in April 2019, giving Cresco 98% ownership of all TINAD, LLC-related entities. Cresco obtained the remaining 2% ownership of TINAD, LLC in April 2020.
Valley Agriceuticals, LLC (“Valley Ag”)
On October 8, 2019, Cresco completed the acquisition of 100% of the membership interests of Gloucester Street Capital, LLC (“GSC”), the parent entity of Valley Ag via a merger between GSC and a subsidiary of Cresco. Valley Ag holds one of the ten (10) vertically-integrated cannabis business licenses granted in the State of New York by the New York State Department of Health. This license allows Cresco the right to operate one (1) cultivation facility and four (4) dispensaries in New York. Valley Ag’s assets include an operational processing facility and four (4) licensed dispensaries. Consideration consisted of cash, deferred consideration, equity, and contingent consideration based upon the achievement or occurrence of certain milestones or events, all totaling $129.6 million.

CannaRoyalty Corp. d/b/a Origin House (“Origin House”)
On January 8, 2020, Cresco completed its acquisition of Origin House. The acquisition was affected by way of a plan of arrangement under Section 182 of the Business Corporations Act (Ontario) (the “OH Arrangement”). Under the terms of the plan of arrangement and subsequent amendments, holders of common shares of Origin House received 0.7031 of a Cresco Share for each Origin House share. Total consideration for the acquisition was $428.2 million. The consideration consisted of 66.5 million Cresco Shares issued as of the acquisition date, valued at $396.6 million, and 5.7 million replacement awards, valued at $31.7 million. Cresco recorded an increase of $51 thousand of post-acquisition share-based compensation expense related to the replacement options for the year ended December 31, 2020.
Tryke
On September 16, 2019, Cresco announced that it entered into a purchase agreement to acquire certain assets and an interest in Tryke Companies, LLC, and certain subsidiaries and affiliates thereof (collectively, “Tryke”).
On April 27, 2020, Cresco entered into a termination agreement which cancels the Tryke agreement and contemplates Cresco’s payment of equity consideration for the termination of the Tryke agreement.
Hope Heal Health, Inc. (“HHH”)
On February 7, 2020, Cresco completed its acquisition of 100% of the shares and membership interests, as applicable, of HHH and an affiliated real estate entity for consideration consisting of cash and the assumption of certain indebtedness, for $27.5 million. HHH holds licenses for cultivation, product manufacturing, and retail operations from the State of Massachusetts Department of Health (the “MDOH”). HHH currently operates one (1) cultivation and manufacturing facility in Fall River, Massachusetts, adjacent to its Fall River dispensary. Cresco gained operational control of HHH on October 1, 2019, via certain operational agreements between Cresco and HHH.
Wellbeings, LLC (“Wellbeings”)
On October 5, 2020, Cresco acquired all remaining equity interests and voting rights of Wellbeings. As a result of this acquisition, Cresco has control over a business that distributes and sells high-quality CBD wellness products. No consideration was transferred for this step acquisition, other than Cresco recognizing $0.2 million of goodwill and assuming $0.2 million of net liabilities.
Verdant Creations, LLC (“Verdant”)
On February 16, 2021, Cresco closed its acquisition of four (4) Ohio dispensaries previously operated by Verdant. This brings the total number of Ohio dispensaries owned by Cresco to five (5), the maximum number of retail licenses allowable under applicable state law. Total consideration for the acquisition was $25.0 million, and consisted of 0.1 million Cresco Shares issued as of the acquisition date, valued at $2.0 million, cash payments of $1.5 million, settlement of cashless exercise option on loans receivable of $10.0 million, as stated in the unit purchase option agreement, settlement of a preexisting lease arrangement of $0.1 million, as a result of stated value exceeding fair value per third-party valuation, and settlement of other preexisting loan relationships of $11.4 million.
180 Smoke business (“180 Smoke”)
On January 8, 2020, 180 Smoke was acquired as part of the Origin House acquisition. On February 22, 2021, Cresco entered into a share purchase agreement with Spyder Cannabis Inc. (“Spyder”) and agreed to the terms of a debt assignment agreement with Plant-Based Investment Corp. (“PBIC”). Cresco sold all of the equity interests of 180 Smoke in a cash transaction that values 180 Smoke at an equity value of $0.000001 on a cash-free basis and sold its outstanding debt receivables with 180 Smoke of approximately C$11.6M to PBIC for C$1.0M cash. On March 30, 2021, Cresco divested all of its equity interest in 180 Smoke and related intercompany receivables to Spyder and PBIC for approximately $1.1 million, after certain adjustments. The sale resulted in a loss of $0.8 million, plus an additional loss of $0.3 million for accumulated foreign currency translation previously included in Other comprehensive loss in Cresco’s audited consolidated financial statements for the financial year ended December 31, 2021.
Bluma Wellness, Inc. (“Bluma”)
On January 14, 2021, Cresco entered into a definitive agreement with Bluma (the “Bluma Agreement”), a vertically-integrated operator in Florida, pursuant to which Cresco would acquire all of the issued and outstanding shares of Bluma in an all-share transaction. Under the terms of the Bluma Agreement, holders of common shares of Bluma received 0.0859 of a Cresco Share for each Bluma share. On March 15, 2021, Cresco agreed to extend $7.5 million to One Plant Florida (“One Plant”), Bluma’s operating subsidiary, for the expansion of One Plant’s operations in Florida and to satisfy tax liabilities relating to the settlement of vested restricted shared units. On April 14, 2021, Cresco closed on the acquisition. At the time of the acquisition, Bluma operations included eight (8) dispensaries strategically located around Florida, as well as seven (7) more in permitting and/or under construction. As a result of the acquisition, Cresco now holds a license to cultivate, process transport, and dispense medical cannabis in the state of Florida. Total consideration for the acquisition was $238.1 million and consisted of 15.1 million Cresco Shares issued as of the acquisition date, valued at $183.3 million, cash payments of $3.4 million to pay for the sellers’ transaction fees, 4.7 million equity-classified warrants issued valued at $18.4 million, 0.8 million replacement shares valued at $10.0 million, deferred consideration of $1.8 million, and settlement of preexisting loan relationships of $21.2 million.
Cultivate
On March 18, 2021, Cresco entered into a definitive agreement to acquire all of the issued and outstanding equity interests in Cultivate Licensing LLC and BL Real Estate LLC (collectively, “Cultivate”), a vertically-integrated Massachusetts operator. On September 2, 2021, Cresco closed on the acquisition of the issued and outstanding shares of Cultivate. Total consideration for the acquisition was $99.3 million and consisted of 4.8 million Cresco Shares valued at $46.6 million, cash payments of $1.0 million to pay for the sellers’ transaction fees, contingent consideration of $29.6 million, settlement of preexisting loan relationships of $1.9 million, and payment of the sellers’ third-party debt of $20.1 million. Cresco obtained three (3) operational dispensaries in Leicester, Worcester and Framingham, Massachusetts with this transaction.
Bay, LLC d/b/a Cure Pennsylvania (“Cure Penn”)
On September 23, 2021, Cresco announced the execution of a definitive agreement to acquire 100% of the outstanding equity interests in Cure Penn. The acquisition closed on November 25, 2021. Total consideration for the acquisition was $89.0 million and consisted of 6.2 million Cresco Shares issued as of the acquisition date, valued at $52.6 million, cash consideration of $33.3 million, and cash payments of $3.1 million to pay for the sellers’ transaction fees. Cresco obtained three (3) operational Cure Penn dispensaries located in Lancaster, Phoenixville, and Philadelphia, Pennsylvania, with this transaction.
Laurel Harvest Labs, LLC (“Laurel Harvest”)
On October 14, 2021, Cresco entered into a definitive agreement with Laurel Harvest, a Pennsylvania Clinical Registrant. The acquisition closed on December 10, 2021. Total consideration for the acquisition was $136.7 million and consisted of 8.4 million Cresco Shares issued as of the acquisition date, valued at $65.8 million, cash consideration of $20.5 million, cash payments of $0.3 million to pay for the sellers’ transaction fees, loan settlement of $3.3 million, and deferred consideration of $46.7 million. Cresco obtained one (1) operational dispensary in Montgomeryville, a second dispensary in Scranton which is currently under construction, and the ability to open an additional four (4) dispensaries throughout the state of Pennsylvania.
The acquisitions completed in fiscal years 2021 and 2020 did not meet the definition of significant; individually or in the aggregate, and as such, no 51-102F4 forms were filed in the respective years.
Pipeline Transactions
Cresco is actively pursuing growth opportunities to expand its asset portfolio in the medical and adult-use cannabis industry.

For additional information with respect to Cresco’s strategy for expansion, please see “Description of the Business” below.
Financing Activities
Base Shelf Prospectus
On April 26, 2019, Cresco filed and received a receipt for a preliminary base shelf prospectus with the securities commissions in each of the provinces of Canada, except Québec. The base shelf prospectus received final receipt on July 25, 2019 (the “January Shelf Prospectus”). The January Shelf Prospectus allows Cresco to offer up to $500.0 million of Cresco Shares, debt securities, subscription receipts, warrants and units, or any combination thereof, from time to time during the 25-month period that the final January Shelf Prospectus is effective.
On March 1, 2021, Cresco filed and received a receipt for a preliminary short form base shelf prospectus (the “2021 Shelf Prospectus”) with the securities commissions in each of the provinces of Canada, except Québec, and filed a corresponding shelf registration statement on Form F-10 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”) under the U.S./Canada Multijurisdictional Disclosure System (“MJDS”). The 2021 Shelf Prospectus and Registration Statement replaced Cresco’s prior shelf prospectus.
The 2021 Shelf Prospectus and Registration Statement were made effective on April 23, 2021, and allow Cresco to offer up to 1.0 billion of Cresco Shares, debt securities, subscription receipts, warrants, and units, or any combination thereof, from time to time during the 25-month period that the 2021 Shelf Prospectus is effective (subject to MJDS eligibility). Cresco filed the 2021 Shelf Prospectus in order to maintain financial strength and flexibility.
September 2019 Financing and October Over-Allotment Option
On September 24, 2019, Cresco completed the issuance to a syndicate of underwriters, led by Canaccord Genuity Corp., of an aggregate of 7.4 million units (the “Units”) of Cresco at a price of C$10.00 per Unit for aggregate gross proceeds of C$73.5 million (the “September 2019 Financing”). Cresco also granted the underwriters an over-allotment option to purchase up to an additional 1.0 million Units at a price of C$10.00, exercisable in whole or in part, at any time and from time to time on or prior to the date that is 30 days following the initial closing date. On October 24, 2019, the over-allotment option was partially exercised, and an additional C$1.2 million in gross proceeds was raised, for aggregate gross proceeds pursuant to the September 2019 Financing of C$74.7 million.
Each Unit consists of one Cresco Shares and one half of one Cresco Share purchase warrant (each full warrant, a “Warrant”). Each Warrant entitles the holder to acquire one Cresco Share (the “Underlying Shares”) at a price of C$12.50 per Underlying Share, subject to adjustment in certain events, for a period of 3 years following the closing of the September 2019 Financing. Cresco used the proceeds from the September 2019 Financing to fund business development and for working capital requirements and other general corporate purposes.
At-the-Market Offering
On December 3, 2019, Cresco announced that it had entered into an equity distribution agreement with Canaccord Genuity Corp. pursuant to which Cresco may, from time to time, sell up to C$55 million of Cresco Shares (the “ATM Program”). The ATM Program was made pursuant to the Shelf Prospectus dated July 25, 2019, and a prospectus supplement dated December 3, 2019.
Additionally, in April 2021, Cresco announced a new equity distribution agreement with Canaccord Genuity Corp. to replace the equity distribution agreement filed in December 2019 due to the expiration of the prior shelf prospectus. Pursuant to this agreement, Cresco may, from time to time, sell up to 100.0 million of its Cresco Shares in Canada.
January 2021 Offering
On January 13, 2021, Cresco filed a Form 40-F with the SEC, which is a registration statement pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended.

On January 14, 2021, Cresco announced the commencement of a best efforts overnight marketed offering (the “January 2021 Offering”) of Cresco Shares. On January 15, 2021, Cresco closed the January 2021 Offering of 9.9 million Cresco Shares at a price of C$16.00 ($12.67) per share for total gross proceeds of approximately $120.7 million, net of $3.4 million in commission and other fees, with a corresponding increase to share capital of $124.1 million. The Cresco Shares were offered in each of the provinces of Canada, other than Québec, pursuant to a prospectus supplement dated January 19, 2021, to Cresco’s base shelf prospectus dated July 25, 2019 and in the U.S. on a private placement basis to “qualified institutional buyers.”
Credit Facility
On February 2, 2020, Cresco entered into a senior secured credit agreement for $100.0 million which includes a mutual option to increase the size of the facility to up to $200.0 million the (“Term Loan”). Commitments under the Term Loan are provided by a broad syndicate of lenders including members of Cresco’s management. Each commitment under the Term Loan may be for an 18 or 24 month term, at the lender’s option. Loans made on the initial closing date will bear interest at a rate of approximately 12.7% per annum for 18-month loans and approximately 13.2% for 24-month loans, payable quarterly in arrears. Cresco completed the initial drawdown of $100.0 million under the Term Loan on January 31, 2020.
In conjunction with Cresco’s January 8, 2020 acquisition of Origin House, Cresco recorded a short-term liability for the Opaskwayak Cree Nation Loan (the “OCN Loan”), for an aggregate balance of $22.0 million as of the acquisition date, subject to a 10.0% interest rate and a stated maturity of June 2020.
On December 11, 2020, Cresco entered into an amendment to exercise the mutual option to increase the principal amount to $200.0 million, and also extended the maturity of the existing Term Loan and consolidated the OCN Loan into one amended term loan (the “Amended Term Loan”). Of the $200.0 million Amended Term Loan commitment, $11.7 million was committed by non-extending lenders, $97.3 million was committed by extending lenders and $91.0 million was committed by increasing lenders. Cresco accelerated principal repayments of $5.4 million and $1.0 million to the OCN Loan lender and certain exiting Term Loan lenders, respectively.
On August 12, 2021, Cresco closed on an agreement for a senior secured term loan with an undiscounted principal balance of $400.0 million (the “Senior Loan”) and an original issue discount of $13.0 million. A portion of proceeds from the Senior Loan were used to retire the existing Amended Term Loan, with the remainder to fund capital expenditures, and pursue other targeted growth initiatives within the U.S. cannabis sector. Under the agreement, Cresco is subject to certain financial and non-financial covenants.
The Senior Loan accrues interest at a rate of 9.5% per annum, payable in cash semi-annually, and has a stated maturity of August 12, 2026. Cresco’s effective interest rate for the Senior Loan is 11.0%.
Cresco may prepay in whole or in part the Senior Loan at any time prior to the stated maturity date, subject to certain conditions, upon the payment of the outstanding principal amount (plus a specified prepayment premium) and all accrued and unpaid interest and fees.
On March 23, 2022, Cresco entered into a consent agreement with respect to the Senior Loan pursuant to which certain amendments were made to the Senior Loan which are conditional and effective on the closing of the Arrangement (the “Amended Senior Loan”). The Amended Senior Loan permits the Arrangement, Cresco’s assumption of certain Columbia Care debt, and certain proposed asset sales in connection with the Arrangement, in each case, on and subject to the terms and conditions of the Amended Senior Loan.
U.S. Industry Background and Trends
The emergence of the legal cannabis sector in the U.S., both for medical and adult-use, has been rapid as more states adopt regulations for its production and sale. Today more than 40% of Americans live in a state where cannabis is fully legalized for adult-use1.
The use of cannabis and cannabis derivatives to treat or alleviate the symptoms of a wide variety of chronic conditions has been generally accepted by a majority of citizens with a growing acceptance by the

1
https://www.census.gov/data/tables/time-series/demo/popest/2020s-state-total.html#par_textimage_1574439295 medical community as well. A review of the research, published in 2015 in the Journal of the American Medical Association, found strong evidence that cannabis can treat pain and muscle spasms.2 The pain component is particularly important because other studies have suggested that cannabis can replace pain patients’ use of highly addictive, potentially deadly opiates — meaning marijuana legalization has the potential to save lives.3
Polls throughout the U.S. consistently show overwhelming support for the legalization of medical cannabis, together with strong majority support for the full legalization of recreational adult-use cannabis. It is estimated that 91% of the U.S. voters support legalizing cannabis for medical and adult-use.4 These represent large increases in public support over the past 40 years in favor of legal cannabis use.
Notwithstanding that more than half of the U.S. states have now legalized adult-use and/or medical marijuana, marijuana remains illegal under U.S. federal law with marijuana listed as a Schedule I drug under the U.S. Controlled Substances Act (the “CSA”). See “Description of the Business” below and “Risk Factors” below. The U.S. Department of Justice “DOJ”) defines Schedule I drugs, substances or chemicals as “drugs with no currently accepted medical use and a high potential for abuse.” The U.S. Food and Drug Administration (“FDA”) has not approved marijuana as a safe and effective drug for any indication.
Unlike in Canada, which has federal legislation uniformly governing the cultivation, distribution, sale and possession of medical marijuana under the Cannabis Act (Canada), marijuana is largely regulated at the state level in the U.S.
State laws regulating cannabis are in direct conflict with the CSA, which makes cannabis use and possession federally illegal in the U.S. Although certain states and territories of the U.S. authorize medical or recreational cannabis production and distribution by licensed or registered entities, under U.S. federal law, the possession, use, cultivation, and transfer of cannabis and any related drug paraphernalia is illegal, and any such acts are criminal acts under U.S. federal law under any and all circumstances under the CSA. Although Cresco and its subsidiaries activities are compliant with applicable U.S. state and local law, strict compliance with state and local laws with respect to cannabis may neither absolve Cresco and its subsidiaries of liability under U.S. federal law, nor provide a defense to any U.S. federal proceeding which may be brought against Cresco or its subsidiaries.

2
Grant, Igor MD (2015). Medical Use of Cannabinoids. Journal of American Medical Association, 314: 16, 1750-1751. doi: 10.1001/ jama.2015.11429.

3
Bachhuber, MA, Saloner B, Cunningham CO, Barry CL. (2014). Medical Cannabis Laws and Opioid Analgesic Overdose Mortality in the U.S., 1999-2010. JAMA Intern Med. 174(10):1668-1673. doi: 10.1001/jamainternmed.2014.4005.

4
https://www.pewresearch.org/fact-tank/2021/04/16/americans-overwhelmingly-say-marijuana-should-be-legal-for-recreational-or-medical-use/

Current U.S. Cannabis Market
Source: https://thecannabisindustry.org/ncia-news-resources/state-by-state-policies/
Note: Light gray represents states that have no adult-use laws and no medical framework but have limited exceptions for medical use while dark gray denotes states with no adult-use laws, no medical laws, and no accepted exceptions for medical use.
Due to the support for legal access to marijuana at the state level, there has been rapid opportunity growth in the U.S. market. Legal sales of cannabis in the U.S. grew 40% in 2021 to $25 billion.5 By 2030, the size of the U.S. cannabis market is projected to be approximately $100 billion.6 Going forward, Cresco expects that the U.S. cannabis industry will continue to be subject to state legislation, with additional states regulating the medical and recreational use of cannabis.
There are now over 5.1 million legal medical cannabis patients across the country and territories, served by approximately 7,000 medical dispensaries17. It is currently estimated that each patient spends between $500 and $2,500 annually8.
Cresco has current operations in the states of Illinois, Pennsylvania, Ohio, California, Arizona, New York, Massachusetts, Michigan, Florida, and Maryland. It intends to expand into other states within the U.S. that have legalized cannabis use either medicinally or recreationally.
On December 20, 2018, the 2018 Farm Bill (the “Farm Bill”) became law in the United States. Under the Farm Bill, industrial and commercial hemp is no longer to be classified as a Schedule I controlled substance in the United States. Hemp includes the plant cannabis sativa L and any part of that plant, including seeds, derivatives, extracts, cannabinoids and isomers. To qualify under the Farm Bill, hemp must contain no more than 0.3 % of delta-9-tetrahydrocannabinol (“THC”). The Farm Bill explicitly allows interstate commerce of hemp which will enable the transportation and shipment of hemp.

5
https://seekingalpha.com/news/3785876-us-legal-cannabis-sales-grew-40-in-2021-bofa

6
https://www.businessinsider.com/us-cannabis-market-size-projection-100-billion-by-2030-2020-12

7
https://www.safeaccessnow.org/sos21_blog1#:~:text=There%20are%20now%20over%205.1,have%20over%20100%2C000%20 registered%20patients.

8
https://financesonline.com/cannabis-industry-statistics/

DESCRIPTION OF THE BUSINESS
General
Cresco is one of the largest vertically-integrated multi-state cannabis operators in the U.S. licensed to cultivate, manufacture, and sell retail and medical cannabis products primarily through Sunnyside*®, Cresco’s national dispensary brand, and third-party retail stores. Cresco is built to become the most important company in the cannabis industry by combining the most strategic geographic footprint with one of the leading distribution platforms in North America. Employing a consumer-packaged goods (“CPG”) approach to cannabis, Cresco’s house of brands is designed to meet the needs of all consumer segments and includes some of the most recognized and trusted national brands including Cresco®, Cresco Reserve®, High Supply®, Good News®, Wonder Wellness Co.®, FloraCal® Farms, RemediTM, and Mindy’sTM, a line of edibles created by James Beard Award-winning chef Mindy Segal. Sunnyside*® is a wellness-focused retailer designed to build trust, education and convenience for both existing and new cannabis consumers. Recognizing that the cannabis industry is poised to become one of the leading job creators in the country, Cresco has the industry’s first national comprehensive Social Equity and Educational Development (“SEEDTM”) initiative designed to ensure that all members of society have the skills, knowledge, and opportunity to work in and own businesses in the cannabis industry.
Rooted in the fundamentals of CPG brand building, Cresco has implemented a strategy to create and distribute a differentiated portfolio of brands that are aligned to distinct audiences, need states, and occasions.
Cresco operates the following family of brands:
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Cresco®, — Elevating everyday cannabis. Cresco® offers the most popular and consistent strains, available in a wide variety of product forms at dispensaries and retail locations nationwide.

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Cresco Reserve® — Cresco Reserve® is a demonstration of the cannabis plant’s highest potential. Cresco Reserve selects strains with exclusive, proprietary genetics, and nurture them with masterful cultivation techniques.

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High Supply® — High Supply® is quality cannabis, available in bulk. High Supply® buds are expertly grown; lab-tested; and available in vape carts, vape pens, flower, popcorn, shake, pre-rolls, shorties, and concentrates.

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Good News® — Good News® is a line of cannabis products that removes the complexity of understanding terpenes and strains by creating easy-to-understand formulations, each named after a social mindset. Good News® products are easy to use, benefit forward, and come in easy-to share product forms, such as, vapes and gummies.

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Wonder Wellness Co.® — Wonder Wellness Co.® products are designed to simplify cannabis, with a focus on consumers who are new to the experience. The Wonder Wellness Co.® line is built around manageable, micro-dose forms, with a range of ratios across products.

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FloraCal® Farms — Firmly rooted in Sonoma County, FloraCal® Farms is California’s premier purveyor of premium cannabis flower. Our team of master cultivators hand select the finest genetics and tailor our small-batch, sustainable farming techniques to each cultivar’s unique needs. We utilize 100% renewable energy to help produce sophisticated, terpene-rich products that invoke robust, one-of-a-kind experiences for our friends and community.

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RemediTM — RemediTM products provide a consistent and trusted alternative to traditional pharmaceuticals like opioids. With familiar formats and user-friendly delivery systems, RemediTM is designed to help patients and consumers feel comfortable with cannabis.

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Mindy’sTM — Deliciously-dosed edibles created by James Beard Award-Winning Pastry Chef, Mindy Segal. Infused with the best-quality cannabis oils, a wide variety of uniquely delicious bites are available at multiple potency levels, all with a dose of decadence.

With a portfolio consisting of more than 300 unique products and 3,400 unique SKUs, Cresco’s products are sold in over 1,200 dispensaries across the country. Cresco has consistently demonstrated the ability to place its branded products on the shelves of most dispensaries in a targeted state. The CPG and wholesale strategy enables Cresco to maximize its points of distribution and drive revenue growth independent of the expansion of its retail presence. Cresco prioritizes wholesale in order to reach as many consumers as possible, accessing the scaled benefits of a national footprint.
Cresco’s 50 owned dispensaries, as of the date of this Circular, give it the ability to not only sell its own products but focus on educating and building trust within the surrounding communities. These dispensaries serve as a critical platform for innovation and powerful consumer insights as it shapes the future of cannabis.
On December 3, 2018, Cresco began trading on the CSE under the ticker symbol “CL.”
On March 6, 2019, Cresco’s shares were approved to be quoted on the Over-the-Counter-Market and trade under the ticker symbol “CRLBF.”
On August 13, 2019, Cresco began trading on the Frankfurt Stock Exchange under the symbol “6CQ.”
Significant Events or Milestones
The principal milestones that must occur during the next 12-month period for the business objectives described herein to be accomplished are as follows: hire key personnel, obtain necessary regulatory approvals, implement marketing plans, and commence production and sales in Cresco’s new markets, including retail stores for recreational and medical cannabis where legislation permits.
Cresco has put in place a team of executives, board of advisors and consultants with various areas of expertise and experience in multiple industries including commercial agriculture, pharmaceutical, manufacturing, CPG, and traditional healthcare. In the interest of progressing a professional medical dialogue and educating as many physicians as possible on the use of medical cannabis as a therapeutic treatment for patients, Cresco has organized a team of physicians to educate, train, and inform medical professionals on all aspects of cannabis as medicine.
On January 19, 2021, Cresco announced the hiring of CPG industry veteran Ty Gent as Cresco’s new Chief Operating Officer (“COO”). As COO, Mr. Gent is responsible for operational consistency and efficiency across markets and implementation of structural enhancements to facilitate scaling.
On January 28, 2021, Cresco announced the launch of 1.0g and 0.5g Live Cartridges from its High Supply® line in dispensaries across California and Illinois.
On February 1, 2021, Cresco announced it has received approval from the Arizona Department of Health Services to serve adult-use customers at its Sunnyside*® dispensary in Phoenix, Arizona after Arizona became the 12th state to begin serving adult-use cannabis customers on January 22, 2021.
On February 9, 2021, Cresco announced the signing of an exclusive distribution agreement with award-winning California cannabis producer, Emerald Family Farms.
On April 12, 2021, Cresco announced the launch of Wonder Wellness Co.® gummies and availability in Illinois.
On April 22, 2021, Cresco appointed Tarik Brooks to the Cresco Board, effective immediately. Cresco also announced that Dominic Sergi, an original founder of Cresco, has retired from the Cresco Board as part of the planned board refreshment process.
On April 22, 2021, Cresco announced that the 2021 Shelf Prospectus, preliminarily filed on February 26, 2021, which replaced the January Shelf Prospectus, has been received with the securities commissions in each of the provinces of Canada. Cresco also announced that the Registration Statement filed on Form F-10, and, together with the 2021 Shelf Prospectus, has been deemed effective by the SEC under the U.S./Canada MJDS.
On May 04, 2021, Cresco announced that it would, for the first time, report its financial results under GAAP. This conversion from International Financial Reporting Standards to GAAP was made to further prepare Cresco for future capital markets opportunities in the U.S. and to more closely align with reporting standards familiar to U.S. investors and stakeholders.
On May 21, 2021, Cresco announced the appointment of Sidney Dillard to the Cresco Board, effective immediately.

On June 09, 2021, Cresco announced the portfolio expansion of its Good News® brand. Under the Good News® brand, Cresco is launching Counting Sheep, Day Off and Pride products in edible and vape forms in California, Illinois, and Michigan.
On June 17, 2021, Cresco announced the launch of a summer-long social justice campaign supported by its Sunnyside*® retail brand and flagship cannabis brand, Cresco. The campaign amplified the ongoing restorative justice, community business incubator and education and workforce development programming facilitated by Cresco’s established SEEDTM initiative.
On June 21, 2021, Cresco announced the opening of Sunnyside*® Philadelphia, its fourth dispensary in Pennsylvania. The medical-only cannabis store is located at 1221 Chestnut St. in Philadelphia.
On August 16, 2021, Cresco announced the opening of its first Sunnyside*® store in Fort Lauderdale, Florida. Located at 1830 Cordova Rd, Sunnyside*® Fort Lauderdale’s opening marks Cresco’s ninth retail location in the state.
On September 30, 2021, Cresco announced the decision to exit agreements under which Cresco served as the exclusive distributor of certain third-party branded products in California. The decision marked the latest step in Cresco’s multi-year strategy to increase profitability and shift toward owned-brand distribution in the world’s largest and most competitive cannabis market.
On October 21, 2021, Cresco announced the opening of a new Sunnyside*® dispensary in Wyomissing, Pennsylvania. Sunnyside*® Wyomissing is Cresco’s fifth dispensary in Pennsylvania and 38th nationwide.
On October 25, 2021, Cresco announced the “Summer of Social Justice” nationwide initiative raised over $250,000 for social justice-focused community organizations and supported the expungement process for over 1,000 individuals with cannabis-related criminal records.
On October 26, 2021, Cresco announced the opening of a new Sunnyside*® dispensary in Tallahassee, Florida. Sunnyside*® Tallahassee is Cresco’s first location in the Panhandle, 10th in Florida, and 39th nationwide.
On October 27, 2021, Cresco announced the opening of a new Sunnyside*® dispensary in Oakland Park, Florida. Sunnyside*® Oakland Park is Cresco’s second location in Broward County, fifth in South Florida, 11th in Florida and 40th nationwide.
On November 15, 2021, Cresco announced the grand opening of its flagship Sunnyside*® dispensary, located 300 feet from the iconic Wrigley Field marquee. The original Sunnyside*® Lakeview location will be redeveloped as the Illinois Cannabis Education Center — a hands-on destination for people who have been adversely impacted by the War on Drugs to develop the skills necessary to successfully operate a compliant dispensary.
On December 07, 2021, Cresco announced the opening of a new Sunnyside*® dispensary located at 3900 N 9th Ave. in Pensacola, FL. Sunnyside*® Pensacola is Cresco’s second store in the Panhandle region. Cresco now operates 12 Florida dispensaries and 44 nationwide.
On December 08, 2021, Cresco announced “The Sentence of Michael Thompson” documentary trailer earned a Silver Clio for Film & Video from the Clio Cannabis Awards. In addition, the Discover Some Wonder podcast series from Cresco’s Wonder Wellness Co.® cannabis brand and the #Wayto420 campaign from its Sunnyside*® retail brand were shortlisted for Digital & Mobile and Public Relations creative excellence, respectively.
On December 17, 2021, Cresco announced the expansion of its Sunnyside*® brand in southwest Florida with a new store located at 8307 Lockwood Ridge Rd. in Sarasota. Sunnyside*® Sarasota marks Cresco’s 13th Florida location and 46th nationwide store.
On January 18, 2022, Cresco announced the expansion of its Sunnyside*® brand in Pennsylvania with a new store located at 28 W Skippack Pike in Ambler. This location is Cresco’s tenth store in Pennsylvania and 47th dispensary nationwide.

On January 27, 2022, Cresco announced the growth of its retail footprint in Florida with the opening of Sunnyside*® Clearwater at 19042 US Hwy 19 N. The new Sunnyside*® Clearwater store is Cresco’s sixth new store opening, since the Bluma acquisition, in Florida and marks its 48th dispensary nationwide.
On January 28, 2022, Cresco announced flower and pre-rolls from Khalifa Kush are available for sale at Cookies stores throughout California. Cresco has exclusive cultivation and product collaboration agreement with multi-platinum-selling, GRAMMY® and Golden Globe® Award-nominated recording artist Wiz Khalifa’s cannabis brand. Through the partnership, Cresco’s FloraCal® Farms and Continuum distribution platform will be the sole producer and distributor, respectively, of premium branded products featuring Khalifa Kush’s signature “KK” strain in California. An expanded line is expected to arrive at additional retail partners throughout the year.
On February 7, 2022, Cresco announced the opening of a new Sunnyside*® dispensary in North Miami, Florida. Sunnyside*® North Miami, located at 505 NE 125th St., is Cresco’s first location in the Miami-Dade County, 15th store in Florida and 49th dispensary nationwide.
On February 15, 2022, Cresco announced that Ms. Megan Kulick has been appointed to the role of Senior Vice President of Investor Relations.
On March 17, 2022, Cresco announced the launch of its High Supply®, Good News®, and RemediTM brands in the state of Florida. In addition, Cresco released a new edibles brand, Sunnyside Chews*®, available only in the state. Cresco will soon expand to Florida its premium craft-quality flower brand, FloraCal® Farms, and bestselling flagship brand, Cresco®.
On March 21, 2022, Cresco announced the grand opening of a new Sunnyside*® dispensary in Lady Lake, Florida. The new store brings Cresco’s total retail footprint to 50 locations across 7 states and 16 total stores in the state of Florida.
On March 23, 2022, Cresco announced it had entered into the Arrangement Agreement with Columbia Care to acquire all of the issued and outstanding shares of Columbia Care in an all-share transaction pursuant to the Arrangement.
On April 13, 2022, Cresco announced the launch of its premium craft brand FloraCal® Farms, which features unique genetics in curated flower, live rosin vape and live rosin concentrate formats now available at all Illinois Sunnyside stores and other retailers. Cresco plans to launch FloraCal® Farms in other markets throughout the year to reach the ultra-premium shopper.
See the “General Development of the Business — Acquisitions and Dispositions” section, above, for a description of Cresco’s significant acquisitions and dispositions activity that occurred during the year.
See the “General Development of the Business — Financing Activities” section, above, for a description of Cresco’s significant financing activities.
Growth Strategy
Cannabis legalization continues to expand throughout the U.S., with an ever-increasing number of states approving medical and recreational sales. The U.S. market for legal cannabis sales (including both medical and adult-use) alone is projected to grow to $48.0 billion by 2026.9 To date, 19 states have approved the sale of recreational cannabis, with Connecticut, New Jersey, New Mexico, New York, Montana, and Virginia constituting the most recent approvals. As in markets like Illinois, Michigan, and Massachusetts; Cresco believes recreational sales have the potential to be significant, generating over $1 billion in retail sales per year since their respective launches10. The legal industry will continue to grow as consumption shifts from illicit channels, communities gain better access to dispensaries, and a new cohort of cannabis consumers engages with the category for the first time.
Cresco plans to capitalize on the significant increase in cannabis consumption in current and future recreational markets, driving both access to new markets and building the depth of its cultivation and retail

9
BDSA, USA Market Forecast Summary, September 2021. Retrieved from https://bdsa.com/cannabis-industry-intelligence

10
BDSA, USA Market Forecast Summary, February 2022.

footprints. Cresco’s historical focus on prioritizing the most strategic markets — those offering both appropriate regulations and sizable populations — remains the foremost priority for 2022. Cresco considers both organic and inorganic opportunities to expand its wholesale leadership, operating the most productive retail dispensaries, and driving meaningful market positions in the markets that matter most.
While the majority of long-term growth will be fueled by recreational consumption, there are also ample opportunities to drive growth within today’s medical markets. As more research centers study and support the effects of cannabis-based products in addressing therapeutic needs, management believes that the size of the U.S. medical cannabis market will also continue to grow as more patients join programs, and new states legalize medical cannabis. Given Cresco’s existing operations in several strong medical markets (e.g., Florida and Pennsylvania), Cresco is well-versed in operating within a diverse medical-market landscape, leveraging its experience as regulations evolve in disparate manners. Further, this expertise in medical channels also builds the foundations necessary to accelerate market growth upon the approval of recreational legalization.
Regardless of each state’s regulations, Cresco actively leverages its successes in its most developed markets (e.g., Illinois and Pennsylvania) to build expansion strategies across its geographic footprint. Cresco looks to other burgeoning markets to complement the growth in its core, including Florida, Maryland, Massachusetts, Michigan, Ohio, and New York. At the same time, Cresco will maintain its historical focus on compliance, control, efficiency, and product quality to cement itself as the most important multi-state operator within the cannabis industry.
To support these ambitions, Cresco will:
•
Pursue acquisition of license or existing cannabis operations in other legal cannabis markets to deepen its position within the most important cannabis markets;

•
Complete application process for new states beginning or expanding medical cannabis programs;

•
Complement its position as the industry’s leading wholesaler with tactical buildouts of its retail footprint;

•
Build the best portfolio of brands within the cannabis industry, supporting both today and tomorrow’s cannabis consumers;

Cresco has proven its ability to become operational in new markets and plans on continuing this trend.
Cultivation
Cresco is building or has built and/or renovated fifteen (15) separate cultivation facilities, totaling approximately 1.2 million11 cultivation square feet, across nine (9) states (being Illinois, Michigan, Arizona, Ohio, California, Pennsylvania, Massachusetts, Florida, and New York), which includes other non-cultivation activities. It operates both indoor and hybrid green houses. Cresco’s multiple cultivation, extraction and processing facilities allow it to produce cannabis products across several product categories.

11
These statements constitute forward-looking information related to possible events, conditions or financial performance based on future economic conditions and courses of action. These statements involve known and unknown risks, assumptions, uncertainties and other factors that may cause actual results or events to differ materially. Cresco believes there is reasonable basis for the expectation reflected in the forward- looking statements, however these expectations may not prove to be correct.

Cresco currently has the following approximate cultivation square footage in each respective state of operation:
State	Current Cultivation Space (sq ft)12	Planned Cultivation Space (sq ft)13	Total
Illinois	202,000	—	202,000
Pennsylvania	85,000	—	85,000
Ohio	27,000	27,000	54,000
California	165,000	193,000	358,000
Massachusetts	97,000	—	97,000
Arizona	91,000	—	91,000
New York	—	145,000	145,000
Michigan	53,000	—	53,000
Florida	66,000	—	66,000
Total	786,000	365,000	1,151,000
Designed to provide consistency of product, increase yields, and minimize the possibility of crop failure, each of Cresco’s cultivation facilities is equipped with traditional commercial agriculture components, automated environmental control systems, and watering and feed fertigation systems. Developed over years of research, its proprietary nutritional regimen is utilized to ensure crop quality. Using organic and soluble-based plant nutritional supplements, secondary metabolites (cannabinoids/terpenes) are maximized resulting in superior flower quality, yield, and consistency. Cresco has made significant investments in cultivation and processing facilities and plans to continue doing so.
Manufacturing
Cresco’s laboratory instrumentation gives it the ability to formulate and develop a variety of products based on traditional pharmaceutical delivery systems — capsules, tinctures, topical salves, and edible forms with a variety of cannabinoid profiles. Cresco’s food and beverage manufacturing facilities are outfitted with equipment that allows Cresco to produce shelf-stable quality confections with consistency. Cresco has plans to develop a manufacturing facility and laboratory in every state it operates in with the exception of Pennsylvania and New York due to regulatory restrictions on production and sales of edible products. It is expected that 40-50% of the raw cannabis produced at Cresco’s cultivation facilities will be used at Cresco’s food & beverage manufacturing facilities and laboratories to make the vaporizable, oral, topical, and edible products sold under the Cresco®, Cresco Reserve®, High Supply®, Good News®, RemediTM, Wonder Wellness Co.®, FloraCal® Farms, and Mindy’sTM brands.
Dispensaries
Wholesale
Cresco collaborates with its retail partners on strategic in-store promotions, customer events, and shelf space tactics to ensure maximum sell throughput. Cresco takes a data-driven approach in its efforts to create an optimized sale process.
Retail
As of May 24, 2022, Cresco has an ownership interest in the following: ten (10) operational dispensaries in the State of Illinois; ten (10) dispensaries in the State of Pennsylvania; five (5) dispensaries in the State of Ohio; one (1) dispensary in the State of Arizona; four (4) dispensaries in the State of New York; four (4) dispensaries in the State of Massachusetts; and sixteen (16) dispensaries in the state of Florida.

12
These figures are approximate measurements of square footage.

13
Cresco’s expansion, production and cultivation plans are subject to a number of risks and uncertainties, including the need for new licenses or amendments to existing licenses, additional regulatory or municipal approvals, including zoning and other risks associated with construction and cultivation generally, See “Risk Factors”. No assurances are given as to the precise cost or timing.

Real Estate Strategy
Within its core markets, Cresco spends time and resources in selecting real estate in premium locations with significant traffic and proximity to popular attractions (restaurants, malls, sports arenas, hotels, etc.). Cresco targets retail spaces based on the market and available real estate. Cresco utilizes both its internal real estate and real estate legal teams as well as a network of real estate brokers to negotiate leases, acquisitions, dispositions, and sale and leaseback transactions on behalf of Cresco. Cresco typically prefers five-to-ten year leases for its retail operations. When leasing real estate is not possible, Cresco is willing to enter into purchasing arrangements. Historically, Cresco has entered into a number of sale and leaseback transactions in order to unlock real estate value. However, no sale and leaseback transactions were entered into in fiscal year 2021.
Banking and Processing
Cresco deposits funds from its dispensary operations into its banking partners in each respective market. These state-chartered banks are fully aware of the nature of Cresco’s business and continue to remain supportive of Cresco’s growth plans. Cresco’s dispensaries currently accept only cash and debit cards and do not process credit card payments. It is anticipated that over time all forms of payment will be accepted by each of the dispensaries.
Product Selection and Offerings
Product selection decisions are currently made by leaders from the product development, operations, finance, marketing and sales teams, who negotiate and receive bids from potential brand vendors across all product categories including flower, vape pens, oils, extracts, edibles, and pre-rolls. Cresco bases its product selection decisions on market demand and opportunity, product quality, margin potential, consumer feedback, and the ability for the respective brands to scale. Cresco also anticipates requiring brands to pay slotting fees for shelf space.
Cresco’s manufactured products are sold through Cresco-owned and managed dispensaries as well as third-party dispensaries. In the future, as production capacity increases, Cresco expects to sell bulk product, as well as new branded products to other dispensaries through both Cresco-owned and third-party distributors. The full extent of this will depend upon the ultimate extent of the Cresco-owned and managed retail footprint, as well as the ultimate expanded production capacity of Cresco’s cultivation and production facilities.
Cresco offers or plans to offer, the following products in the following states:
State	Offering
Illinois (Currently manufactures)
Cannabis dry flower, vaporizer forms of cannabis, cannabis oil in capsule, oral and sublingual solutions, cannabis edible products and other cannabis products. Product lines include THC focused products available in flower, vape pens, and multiple forms of extracts under the Cresco brand; “High Supply®” products that includes flower, vape, and concentrates; “Good News®” products that include vape and edibles; “Wonder Wellness Co.®” edibles; and “RemediTM” products including tinctures, capsules, and sublingual oils. Cresco licenses the “Kiva” brand and produces cannabis-infused edibles including but not limited to chocolate confections, gummies, mints, and tarts. Cresco also sells cannabis infused edibles through its partnership with James Beard Award Winning Chef Mindy Segal under the brand “Mindy’s TM,” including but not limited to: chocolate and toffee confections, fruit-forward gummies, hard sweets, and taffy. Retail locations in Illinois sell a variety of these brands and their corresponding products.

Pennsylvania (Currently manufactures)
Cannabis dry flower, vaporizer forms of cannabis, cannabis oil in capsule, oral and sublingual solutions, cannabis in topical products, and other cannabis products. The product lines include THC focused products available in flower, vape pens, and multiple forms of extracts under their “Cresco®” brand; flower and vape pens under the “High Supply®” brand and “RemediTM” products which

State	Offering

include precisely-dosed non-combustible products including tinctures, capsules, salves, and sublingual oils. Retail locations in Pennsylvania sell a variety of these brands and their corresponding products.

Ohio (Currently manufactures)
Cannabis dry flower, vaporizer forms of cannabis, cannabis oil in capsule, oral and sublingual solutions, cannabis edible products, and other cannabis products. Product lines include THC focused products available in flower, vape pens, and multiple forms of extracts under the “Cresco®” brand; High Supply®” products that include flower, vape, and extracts; “Good News®” products that include vape and edibles, “Wonder Wellness Co.®” line of edibles, and “RemediTM” products including: tinctures, capsules, and sublingual oils. Cresco also sells cannabis infused edibles through its partnership with James Beard Award Winning Chef Mindy Segal under the brand “Mindy’sTM”, including but not limited to fruit-forward gummies.

California (Currently manufactures)
Cannabis dry flower, vaporizer forms of cannabis, cannabis oil in capsule, cannabis edible products, and other cannabis products. The product lines include THC focused products available in flower, vape pens, and multiple forms of extracts under their “FloraCal®”, “Cresco®”, “High Supply®”, and “Good News®” brands. Cresco also sells cannabis infused edibles under the brands “Mindy’s TM” and “Good News®.” All brands are distributed by the Cresco-owned distribution business of “Continuum”, where the aforementioned owned products are sold in conjunction to partner brands to licensed retail dispensaries in California.

Arizona (Currently manufactures)
Cannabis dry flower, vaporizer forms of cannabis, cannabis oil in capsule, cannabis edible products, and other cannabis products. The product lines include THC focused products available in flower, vape pens, and multiple forms of extracts under their “Cresco®” and “High Supply®” brands. All brands are sold to licensed retail dispensaries, including one store outlet owned by Cresco, “Sunnyside*®.”

Massachusetts (Currently manufactures)
Cannabis dry flower, vaporizer forms of cannabis, cannabis oil in capsule, oral and sublingual solutions, cannabis in topical products, cannabis edible products, and other cannabis products. The product lines include THC focused products available in flower, vape pens, and multiple forms of extracts under their “Cresco®” brand; flower and vape pens under the “High Supply®” brand; “RemediTM” products which include precisely-dosed, non-combustible products, including tinctures, capsules, salves, and sublingual oils. Cresco cannabis infused edibles through its partnership with James Beard Award Winning Chef Mindy Segal under the brands “Mindy’sTM.” Cresco sells cannabis infused fruit-forward gummies. Retail locations in Massachusetts sell a variety of these brands and their corresponding products.

Maryland (Currently manufactures)	The product line includes Cresco Liquid Live Resin, Cresco Live Resin and Cresco Disposable Pens.
New York (Currently manufactures)
Vaporizer forms of cannabis, cannabis oil in capsule, oral and sublingual solutions, cannabis in topical products and other cannabis products. The product line includes “RemediTM” products which include precisely-dosed non-combustible products including tinctures and capsules. Sunnyside*® retail locations in New York sell these brands and corresponding products.

Florida (Currently manufactures)
Cannabis dry flower, vaporizer forms of cannabis, cannabis edible products, and cannabis oil in sublingual solutions and other cannabis products. Product lines include THC focused products available in flower, vape pens, and multiple forms of extracts; “High Supply®” products that include vapes; “Good News®” products that include vapes; and “RemediTM” products including balms, syringes

State	Offering
and sublingual oils. Cresco licenses the “One Plant” brand and produces flower, vapes, concentrates and sublingual oils. Cresco also produces cannabis-infused edibles under the “Sunnyside*®” brand.
Michigan (Currently manufactures)
Cannabis dry flower, cannabis oil in capsule, oral and sublingual solutions, cannabis edible products and other cannabis products. Product lines include THC focused products available in vape pens, and multiple forms of extracts under the “Cresco®” brand; “High Supply®” products that includes flower, vape and extracts; “Good News®” products that include vape and edibles “Wonder Wellness Co.®” line of edibles; and “RemediTM” products including tinctures, capsules and sublingual oils. Cresco also sells cannabis infused edibles through its partnership with James Beard Award Winning Chef Mindy Segal under the brand “Mindy’sTM.” Cresco sells cannabis infused edibles including but not limited to fruit-forward gummies.

Product Pricing
Cresco’s prices vary based on the market conditions and product pricing of vendor partners. Cannabis and cannabis product pricing is based on operating costs, materials costs, growth time, and other applicable variables. Additionally, product pricing reflects existing pricing regulations in Cresco’s markets where applicable.
Inventory Management
Cresco has comprehensive inventory management procedures, which are compliant with the rules set forth by the applicable state and local laws, regulations, ordinances, and other requirements. These procedures ensure strict control over Cresco’s cannabis and cannabis product inventory from delivery by a licensed distributor to sale or delivery to a consumer, or disposal as cannabis waste. Such inventory management procedures also include measures to prevent contamination and maintain the safety and quality of the products dispensed at Cresco’s retail locations. Cresco understands its responsibility to the greater community and the environment and is committed to providing consumers with a safe, consistent, and high-quality supply of cannabis.
Employees
As of December 31, 2021, Cresco had over 3,500 employees across its operating jurisdictions, primarily employed in Cresco’s cultivation, manufacturing, and processing operations and support thereof. Other significant departments include retail and other operations, logistics and supply chain, sales and marketing, legal and compliance, and other administrative and support functions. Cresco recruits, hires, and promotes individuals that are best qualified for each position, priding itself on using a selection process that recruits people who are trainable, cooperative and share its core values as a company. In addition, the safety of employees is a priority and Cresco is committed to the prevention of illness and injury through the provision and maintenance of a healthy workplace. Cresco takes all reasonable steps to ensure staff are appropriately informed and trained to ensure the safety of themselves as well as others around them. See the “Significant Events or Milestones” section, above, for a description of significant hiring decisions of Cresco.
Specialized Skill and Knowledge of Employees
To remain a leader in its field, Cresco relies on a motivated and experienced team, focused on offering the highest-quality product, in accordance with the regulations in force. Cresco employs a diverse group of people for their particular administrative, operational and financial expertise. In addition, Cresco employs individuals with experience in cultivation and growing of wellness and medical marijuana.
Competition
With respect to retail operations, Cresco expects to compete with other retail license holders across the markets in which it operates. Many of Cresco’s competitors in those markets are small local operators as well as our peer group of publicly traded companies. In certain markets, such as California, there are also a number of illegally operating dispensaries, which serve as competition. However, compliance and law enforcement entities are expected to continue the reduction of these illicit operations. In addition to physical dispensaries, Cresco also expects to compete with third-party delivery services, which provide direct-to-consumer delivery services.
In terms of cultivation and production, Cresco expects to compete with other licensed cultivators and operators in the states in which it operates. Similar to retail, there are a number of illegally operating cultivators in California which will serve as competition in the near-term. It is expected that compliance and law enforcement entities will continue the reduction of these illicit operations.
Intellectual Property
Cresco has developed numerous proprietary technologies and processes. These proprietary technologies and processes include its cultivation and extraction techniques, and certain cultivation equipment and irrigation systems. While exploring the patentability of these techniques and processes, Cresco relies on non-disclosure and confidentiality arrangements and trade secret protection.
Cresco has invested significant resources towards developing recognizable and unique brands and is in the process of seeking registration of trademarks with the U.S. Patent and Trademark Office and the states in which it operates. Cresco owns or operates 30 website domains, (including www.crescolabs.com, www.chooseremedi.com, www.crescocannabis.com, www.highsupplyofficial.com, www.mindysedibles.com, and www.sunnyside.shop) numerous social media accounts across all major platforms, and various phone and web application platforms.
Cresco’s legal counsel monitors and proactively addresses potential intellectual property infringement. Additionally, Cresco maintains strict standards and operating procedures regarding its intellectual property, including the standard use of non-disclosure, confidentiality, and intellectual property assignment agreements.
Trademarks:
Cresco is in the process of registering the following brands for trademark protection at the Canadian federal level, U.S. federal level and/or in the states in which the brands are offered. For additional details on the risks associated with the lack of trademark protection please see “Risk Factors — Intellectual Property”:
Description	Stylized Design	Rebranded Stylized Design (as applicable)
The text and stylized logo for “Cresco”
The text and stylized logo for “Cresco Labs”
The stylized logo for “Cresco Sun”
The text and stylized logo for “Remedi”
The text and stylized logo for “Cresco Reserve”
The stylized logo “r”

Description	Stylized Design	Rebranded Stylized Design (as applicable)
The text and stylized logo for “Mindy’s Kitchen”
The text and stylized logo for “Mindy’s Artisanal Edibles”
The text and stylized logo for “Mindy’s Chef Led Artisanal Edibles”
The text and stylized logo for “CY+”
The text and stylized logo for “Sunnyside*”
The stylized logo for “ * “
The text and stylized logo for “Wonder Wellness Co.” and “Wonder Wellness”
The text and stylized logo for “Good News”
The text and stylized logo for “High Supply”
The text and stylized logo for “Alta Supply”
The text and stylized logo for “Continuum”
The stylized logo for “Continuum”
The text and stylized logo for “FloraCal Farms” and “FloraCal”
The stylized logo for “FloraCal”

Description	Stylized Design	Rebranded Stylized Design (as applicable)
The text and stylized logo for “FloraCal Farms” and “FloraCal”
The text and stylized logo for “Origin House”
Cresco has successfully registered for twenty-eight (28) trademarks at the U.S. federal level. Additionally, Cresco has successfully registered one hundred twenty (120) trademarks across eleven (11) states including Arizona, California, Florida, Illinois, Maryland, Massachusetts, Michigan, New York, Ohio, Pennsylvania, and Nevada for the brands offered within each state. The following table identifies the volume of protected marks by jurisdiction:
Jurisdiction	No. Registration Application Submitted	No. Registration Awarded as of May 24, 2022	Earliest Renewal Year
US Patent and Trademark Office(1)	49	28	2021
Arizona	6	6	2029
California(1)	19	17	2024
Florida(1)	5	5	2026
Illinois	45	45	2024
Maryland(1)	4	4	2029
Massachusetts(1)	9	9	2026
Michigan(1)	16	14	2030
Nevada	2	2	2024
New York	3	3	2030
Ohio(1)	6	6	2029
Pennsylvania	11	11	2024
Canada(1)	26	2	2031

(1)
Awaiting notice of successful application reviews

Ongoing application review is occurring at the Canadian and U.S. Federal level as well as within the states of California, Florida, Maryland, Michigan, and Massachusetts. Due to recent increases in the number of IP applications in the cannabis industry, Cresco anticipates feedback on the remaining submitted applications to be seen on a rolling basis and as early as the end of the first quarter 2022. As such, Cresco will continue to rely on common law protection for these brands during the trademark registration process. Moreover, Cresco will proactively seek intellectual property protection for brand expansions in current markets as well as any new market expansion. For additional details on the risks associated with the lack of trademark protection, please see “Risk Factors — Intellectual Property”.
Patents
Cresco is in the process of registering three (3) patents for the proprietary technologies and processes specifically in extraction process for producing liquid live resin. Cresco successfully registered one (1) patent in the aforementioned proprietary technologies and processes in the third quarter of 2020 and one (1) patent in the second quarter of 2021. Applications seeking expedited review were submitted to the U.S. Patent and Trademark Office in the fourth quarter of 2019. However, with the ongoing application review and increased number of IP applications in the cannabis industry, Cresco anticipates feedback on the patent-pending application as early as the end of the second quarter of 2022. For additional details on the risks associated with the lack of patent protection, please see “Risk Factors — Intellectual Property.”

Jurisdiction	No. Registration Application Submitted	No. Registration Awarded as of May 24, 2022
US Patent and Trademark Office(1)	3	2

(1)
Awaiting notice of successful application reviews

United States Regulatory Environment
The following sections describe the legal and regulatory landscape in the states in which Cresco operates. While Cresco’s operations are in full compliance with all applicable state laws, regulations, and licensing requirements, for the reasons described above and the risks further described in “Risk Factors” section below, there are significant risks associated with the business of Cresco. Readers are strongly encouraged to carefully read all of the risk factors contained in “Risk Factors” section below.
Federal Regulatory Environment
Under U.S. federal law, marijuana is currently a Schedule I drug. The CSA has five different tiers or schedules. A Schedule I drug means the Drug Enforcement Agency (“DEA”) considers it to have a high potential for abuse, no accepted medical treatment, and lack of accepted safety for the use of it even under medical supervision. Other Schedule I drugs are heroin, LSD, and ecstasy. Cresco believes the CSA categorization as a Schedule I drug is not reflective of the medicinal properties of marijuana or the public perception thereof, and numerous studies show cannabis is not able to be abused in the same way as other Schedule I drugs, has medicinal properties, and can be safely administered. Additionally, while studies show cannabis is less harmful than alcohol, 14 alcohol is not classified under the CSA.
The U.S. federal position is also not necessarily consistent with democratic approval of marijuana at the state government level in the United States. Unlike in Canada, which has federal legislation uniformly governing the cultivation, distribution, sale, and possession of marijuana under the Cannabis Act (Canada), marijuana is largely regulated at the state level in the United States. State laws regulating cannabis conflict with the CSA, which makes cannabis use and possession federally illegal. Although certain states and territories of the U.S. authorize medical or adult-use cannabis production and distribution by licensed or registered entities, under U.S. federal law, the possession, use, cultivation, and transfer of cannabis and any related drug paraphernalia is illegal, and any such acts are criminal acts. Although Cresco’s activities are compliant with applicable state and local laws, strict compliance with state and local laws with respect to cannabis may neither absolve Cresco of liability under U.S. federal law nor provide a defense to federal criminal charges that may be brought against Cresco. The Supremacy Clause of the U.S. Constitution establishes that the U.S. Constitution and federal laws made pursuant to it are paramount and, in case of conflict between federal and state law, federal law shall apply.
Nonetheless, well over half of the U.S. states have now legalized adult-use and/or medical marijuana. As more and more states legalized medical and/or adult-use marijuana, the federal government sought to provide guidance to enforcement agencies and banking institutions with the introduction of the DOJ Memorandum drafted by former Deputy Attorney General James Michael Cole in 2013 (the “Cole Memo”) and the Department of the Treasury Financial Crimes Enforcement Network (“FinCEN”) guidance in 2014.

14
See Lachenmeier, DW & Rehm, J. (2015). Comparative risk assessment of alcohol, tobacco, cannabis and other illicit drugs using the margin of exposure approach. Scientific Reports, 5, 8126. doi: 10.1038/srep08126; Thomas, G & Davis, C. (2009). Cannabis, Tobacco and Alcohol Use in Canada: Comparing risks of harm and costs to society. Visions Journal, 5. Retrieved from http://www.heretohelp.bc.ca/sites/default/files/ visions_cannabis.pdf; Jacobus et al. (2009). White matter integrity in adolescents with histories of marijuana use and binge drinking. Neurotoxicology and Teratology, 31, 349-355. https://doi.org/10.1016/j.ntt.2009.07.006; Could smoking pot cut risk of head, neck cancer? (2009 August 25). Retrieved from https://www.reuters.com/article/us-smoking-pot/could-smoking-pot-cut-risk-of-head-neck-cancer- idUSTRE57O5DC20090825; Watson, SJ, Benson JA Jr. & Joy, JE. (2000). Marijuana and medicine: assessing the science base: a summary of the 1999 Institute of Medicine report. Arch Gen Psychiatry Review, 57, 547-552. Retrieved from https://www.ncbi.nlm.nih.gov/ pubmed/10839332; Hoaken, Peter N.S. & Stewart, Sherry H. (2003). Drugs of abuse and the elicitation of human aggressive behavior. Addictive Behaviours, 28, 1533-1554. Retrieved from http://www.ukcia.org/research/AgressiveBehavior.pdf; and Fals-Steward, W.,Golden, J. & Schumacher, JA. (2003). Intimate partner violence and substance use: a longitudinal day-to-day examination. Addictive Behaviors, 28, 1555-1574. Retrieved from https://www.ncbi.nlm.nih.gov/pubmed/14656545.

The Cole Memo offered guidance to federal enforcement agencies as to how to prioritize civil enforcement, criminal investigations, and prosecutions regarding marijuana in all states. The memo put forth eight prosecution priorities:
•
Preventing the distribution of marijuana to minors;

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Preventing revenue from the sale of marijuana from going to criminal enterprises, gangs, and cartels;

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Preventing the diversion of marijuana from states where it is legal under state law in some form to other states;

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Preventing the state-authorized marijuana activity from being used as a cover or pretext for the trafficking of other illegal drugs or other illegal activity;

•
Preventing the violence and the use of firearms in the cultivation and distribution of marijuana;

•
Preventing the drugged driving and the exacerbation of other adverse public health consequences associated with marijuana use;

•
Preventing the growing of marijuana on public lands and the attendant public safety and environmental dangers posed by marijuana production on public lands; and

•
Preventing marijuana possession or use on federal property.

Following the inauguration of President Donald Trump, a Task Force on Crime Reduction and Public Safety was established through an executive order by the President of the U.S. in February 2017. The Task Force was to deliver its recommendations by July 27, 2017. To date, its recommendations have not been made public.
In March 2017, U.S. Attorney General Jeff Sessions acknowledged the validity of the Cole Memo and noted limited federal resources due to the appropriations restrictions.
However, in January 2018, U.S. Attorney General, Jeff Sessions, issued a memorandum (the “Sessions Memo”), which rescinded the Cole Memo and thereby created a vacuum of guidance for enforcement agencies and the DOJ. As an industry best practice, despite the recent rescission of the Cole Memo, Cresco continues to do the following to ensure compliance with the guidance provided by the Cole Memo:
•
ensure the operations of its subsidiaries (or third parties, in the jurisdictions where Cresco conducts its business as an ancillary services provider) are compliant with all licensing requirements that are set forth with regards to cannabis operation by the applicable state, county, municipality, town, township, borough, and other political/administrative divisions. To this end, Cresco retains appropriately experienced legal counsel to conduct the necessary due diligence to ensure compliance of such operations with all applicable regulations;

•
the activities relating to cannabis business adhere to the scope of the licensing obtained — for example, in the states where only medical cannabis is permitted, the products are only sold to patients who hold the necessary documentation to permit the possession of the cannabis; and in the states where cannabis is permitted for adult recreational use, the products are only sold to individuals who meet the requisite age requirements;

•
in working with licensed operators, such as cultivators and manufacturers in due diligence on the policies and procedures to ensure that the products are not distributed to minors. Additionally, Cresco employs professional consultants to investigate any past license violations and ensure that the business has not been involved in these types of violations;

•
Cresco only works through licensed operators, which must pass a range of requirements, adhere to strict business practice standards, and be subjected to strict regulatory oversight with sufficient checks and balances to ensure that no revenue is distributed to criminal enterprises, gangs, and cartels. Furthermore, as a part of its due diligence, Cresco retains professional consultants to vet the ownership of such cannabis businesses to ensure that no profits or revenues are used for the benefit of criminal enterprises;

•
as a part of its compliance audit, Cresco also ensures that the licensed operators have an adequate inventory tracking system and necessary procedures in place to ensure that such compliance system is effective in tracking inventory. This is done to ensure that there is no diversion of cannabis or cannabis products into the states where cannabis is not permitted by state law, or cross the state lines in general;
•
Cresco conducts the necessary review of financial records and where appropriate retains professional third-party consultants to do so, to ensure that the state-authorized cannabis business activity is not used as a cover or pretext for trafficking of other illegal drugs or engaged in other illegal activity or any activities that are contrary to any applicable anti-money laundering statutes;

•
Cresco conducts background checks to ensure that the principals and management of the licensed operators are of good character, and have not been involved with other illegal drugs, engaged in illegal activity or activities involving violence, or use of firearms in cultivation, manufacturing or distribution of cannabis;

•
Cresco conducts reviews of activities of the cannabis businesses, the premises on which they operate and the policies and procedures that are related to possession of cannabis or cannabis products outside of licensed premises (including the cases where such possession permitted by regulation — e.g., transfer of products between licensed premises). These activities are done to ensure that no licensed operators possess or use cannabis on federal property or engage in manufacturing or cultivation of cannabis on federal lands; and

•
Cresco conducts reviews of products and product packaging to ensure that the products comply with applicable regulations and contain necessary disclaimers about the contents of the products to prevent adverse public health consequences from cannabis use and prevent impaired driving.

On November 7, 2018, Mr. Sessions tendered his resignation as Attorney General at the request of President Trump. Following Mr. Sessions’ resignation, Matthew Whitaker began serving as Acting U.S. Attorney General. On February 14, 2018, President Trump’s nominee William Barr was confirmed as the Attorney General. Mr. Barr served as Attorney General in the presidential administration of George H.W. Bush from 1991 to 1993. Mr. Barr has stated that as Attorney General, he does not intend to prosecute parties, who have complied with state law in reliance on the Cole Memo. Mr. Barr has also stated the need for more legal growers of marijuana for research and is acknowledging that a recent bill legalizing hemp has broad implications for sale of cannabis products. Further, prior to Mr. Barr’s confirmation, he stated that he has not considered or determined whether further administrative guidance would be appropriate, or what such guidance might look like. However, he did note that if confirmed, he would give the matter careful consideration (collectively the “Barr Comments”).
While President Biden has not yet released clear direction on the federal path forward for federal legalization, his choice for Vice President Kamala Harris and Xavier Becerra for Secretary of Health and Human Services have public track records of supporting medical marijuana programs.
Mr. Barr held a more hands-off approach on state regulation and enforcement on cannabis. Mr. Barr said low-level marijuana crimes would not be a focus of the Justice Department. On the other hand, he did launch investigations into legal cannabis companies on antitrust grounds. In January 2021, President Biden nominated Merrick Garland as Attorney General of the U.S. He was confirmed by the Senate in March 2021. In his confirmation testimony, Mr. Garland made clear that he would de-prioritize enforcement of low-level marijuana crimes such as possession, and he suggested that federal reforms are closely tied to the larger issue of social justice for minorities. Mr. Garland said it doesn’t make much sense to him to spend “limited resources” pursuing nonviolent criminals such as those guilty of marijuana possession.
“This is a question of the prioritization of our resources and prosecutorial discretion,” Garland said at his confirmation hearing on February 22, 2021. It does not seem to me a useful use of limited resources that we have, to be pursuing prosecutions in states that have legalized and that are regulating the use of marijuana, either medically or otherwise. I don’t think that’s a useful use.”
“I do think we need to be sure there are no end-runs around the state laws that criminal enterprises are doing. So that kind of enforcement should be continued. But I don’t think it’s a good use of our resources, where states have already authorized. That only confuses people, obviously, within the state.”
Mr. Garland reiterated the above sentiment during a May 4, 2021, House Appropriations subcommittee meeting, stating that “[t]he department’s view on marijuana use is that enforcement against use is not a good use of our resources” in states where such use is legal.

However, unlike in the case of the Sessions Memo or the Cole Memo that preceded it, the DOJ under Garland has not issued new guidance related to cannabis enforcement.
Due to the CSA categorization of marijuana as a Schedule I drug, U.S. federal law makes it illegal for financial institutions that depend on the Federal Reserve’s money transfer system to take any proceeds from marijuana sales as deposits. Banks and other financial institutions could be prosecuted and possibly convicted of money laundering for providing services to cannabis businesses under the United States Currency and Foreign Transactions Reporting Act of 1970 (the “Bank Secrecy Act”). Under U.S. federal law, banks or other financial institutions that provide a cannabis business with a checking account, debit or credit card, small business loan, or any other service could be found guilty of money laundering or conspiracy.
On January 16, 2018, a coalition of 19 attorney generals from various states, including: Ms. Lisa Madigan, Illinois Attorney General; Xavier Becerra, California Attorney General; Eric T. Schneiderman, New York Attorney General (who has since been replaced by Barbara Underwood); and Josh Shapiro, Pennsylvania Attorney General released a joint statement urging Congress to advance legislation that would allow states with legalized medical or recreational marijuana to participate in the banking system. Banks and other depository institutions are currently hindered by federal law from providing financial services to marijuana businesses, even in states where those businesses are regulated. In February 2019, the House Financial Services subcommittee took up proposed legislation, the Secure and Fair Enforcement Banking Act of 2019 (the “SAFE Banking Act”), that would protect banks and their employees from punishment for providing services to cannabis businesses that are legal on a state level. First hearings for the SAFE Banking Act occurred in February 2019 and the bill was introduced in Congress in March 2019.
On September 25, 2019, the Secure and Fair Enforcement Banking Act of 2019 was passed by the U.S. House of Representatives in a 321 to 103 vote. The SAFE Banking Act would permanently protect state-chartered banks and credit unions that service state-legal cannabis companies from being penalized by federal regulators. On May 17, 2020, the legislative language of the SAFE Banking Act was included in a stimulus bill known as The Health and Economic Recovery Omnibus Emergency Solutions Act (the “HEROES Act”). The HEROES Act was passed by the U.S. House of Representatives in a 208 to 199 vote.
The SAFE Banking Act was reintroduced in the House (HR 1996) with 107 cosponsors. The bill was largely similar to what passed out of the House in 2020 and provides a SAFE Harbor to depository institutions who provide financial services to cannabis businesses. There were some minor changes to the bill related to the hemp provisions that provide hemp companies access to a full suite of financial protections, including those related to security exchanges — however, these provisions are currently limited to hemp. HR 1996 passed the House in April 2021. The SAFE Banking Act’s introduction in the Senate occurred on March 23, 2021, with bipartisan support led by Jeff Merkley of Oregon (D) and Steve Daines of Montana (R). However, the U.S. Senate has declined to bring the SAFE Banking Act up for a vote due to pending comprehensive federal reform legislation from Senate Majority Leader Chuck Schumer (D-NY), Senate Finance Committee Chair Ron Wyden (D-OR), and Senate Judiciary Criminal Justice and Counterterrorism Subcommittee Chair Cory Booker (D-NJ). The provisions of the SAFE Banking Act were offered by Congressman Earl Perlmutter (D-CO) as an amendment to the House version of the Defense Authorization Act (“NDAA/H.R. 4350”), which passed the House on September 23, 2021. The Senate’s version of the bill did not include the SAFE Banking Act and the compromised NDAA language also failed to include the SAFE Banking Act. Since then, on January 28, 2022, Rep. Ed Perlmutter (D-CO) filed an amendment to the America COMPETES Act, HR 4521, (“COMPETES Act”), which incorporated the SAFE Banking language into the bill. The COMPETES Act relates to high-tech investment incentives and programs, directs funding to create a strategic transformer reserve, facilitate domestic manufacturing, and test critical electric grid equipment to reduce vulnerability and increase resiliency in the event of severe damage to the electrical grid. On February 1, 2022, Rep. Perlmutter’s SAFE Banking Act amendment was considered by the House Rules Committee and included in the COMPETES Act. The COMPETES Act, with SAFE included, passed the House on February 4, 2022, the sixth time the House has passed the measure. Previously, the Senate passed its version of the bill, the U.S. Innovation and Competition Act, which did not include SAFE. SAFE’s inclusion as part of the legislation is now being considered by the House and Senate as Congress negotiates the final version of the bill. Management believes, based on currently available information, that the likelihood of SAFE Banking Act’s passage is high, however the particular timing and legislative vehicle is unknown.

While there has been no change in U.S. federal banking laws to account for the trend towards legalizing medical and recreational marijuana by U.S. states, FinCEN has issued guidance advising prosecutors of money laundering and other financial crimes not to focus their enforcement efforts on banks and other financial institutions that serve marijuana-related businesses, so long as that business is legal in their state and none of the federal enforcement priorities are being violated (such as keeping marijuana away from children and out of the hands of organized crime). The FinCEN guidance also clarifies how financial institutions can provide services to marijuana-related businesses consistent with their Bank Secrecy Act obligations, including thorough customer due diligence, but makes it clear that they are doing so at their own risk.
The customer due diligence steps include:
1.
verifying with the appropriate state authorities whether the business is duly licensed and registered;

2.
reviewing the license application (and related documentation) submitted by the business for obtaining a state license to operate its marijuana-related business;

3.
requesting from state licensing and enforcement authorities’ available information about the business and related parties;

4.
developing an understanding of the normal and expected activity for the business, including the types of products to be sold and the type of customers to be served (e.g., medical versus recreational customers);

5.
ongoing monitoring of publicly available sources for adverse information about the business and related parties;

6.
ongoing monitoring for suspicious activity, including for any of the red flags described in this guidance; and

7.
refreshing information obtained as part of customer due diligence on a periodic basis and commensurate with the risk. With respect to information regarding state licensure obtained in connection with such customer due diligence, a financial institution may reasonably rely on the accuracy of information provided by state licensing authorities, where states make such information available.

Due to the fear by financial institutions of being implicated in or prosecuted for money laundering, marijuana businesses are often forced into becoming “cash-only” businesses. As banks and other financial institutions in the U.S. are generally unwilling to risk a potential violation of federal law without guaranteed immunity from prosecution, most refuse to provide any kind of services to marijuana businesses. Despite the attempt by FinCEN to legitimize marijuana banking, in practice its guidance has not made banks much more willing to provide services to marijuana businesses. This is because, as described above, the current law does not guarantee banks immunity from prosecution, and it also requires banks and other financial institutions to undertake time-consuming and costly due diligence on each marijuana business they take on as a customer. Recently, some banks that have been servicing marijuana businesses have been closing accounts operated by marijuana businesses and are now refusing to open accounts for new marijuana businesses for the reasons enumerated above.
The few credit unions who have agreed to work with marijuana businesses are limiting those accounts to no more than 5% of their total deposits to avoid creating a liquidity risk. Since the federal government could change the banking laws as it relates to marijuana businesses at any time and without notice, these credit unions must keep sufficient cash on hand to be able to return the full value of all deposits from marijuana businesses in a single day, while also servicing the need of their other customers.
The U.S. Treasury Department has publicly stated they were not informed of Attorney General Jeff Sessions’ desire to rescind the Cole Memo and do not have a desire to rescind the FinCEN guidance for financial institutions. Multiple legislators believe that Sessions’ rescinding of the Cole Memo invites an opportunity for Congress to pass more definitive protections for marijuana businesses in states with legal marijuana programs during this Congress.

On December 20, 2014, President Obama signed into law a federal spending bill with a Congressional appropriation rider for the year ending September 30, 2015, providing that “None of the funds made available to the DOJ pursuant to the 2015 Consolidated and Further Continuing Appropriations Act may be used to prevent certain states, including Arizona, Nevada, and California, from implementing their own laws that have authorized the use, distribution, possession, or cultivation of medical marijuana” (the “Rohrabacher-Blumenauer Amendment”). This limitation was carried over for the year ending September 30, 2016. The DOJ addressed the impact of the Rohrabacher-Blumenauer Amendment in a memorandum dated February 27, 2015, which was released to the public in August 2015. That memorandum took the position that the Rohrabacher-Blumenauer Amendment does not bar the use of funds for civil and criminal enforcement “consistent with the existing DOJ guidance.” The DOJ’s interpretation appears to have been firmly rejected by the U.S. Court of Appeals for the Ninth Circuit (which includes federal court districts of Arizona and Nevada). In a decision dated August 16, 2016, the Court specifically ruled that the Rohrabacher-Blumenauer Amendment prohibited the use of DOJ funds for “conduct completely authorized by State law” United States v McIntosh, No.15-10117, 2016 WL 4363168, at 32 (9th Cir. Aug. 16, 2016). Both Congress and marijuana-related businesses recognize that guidance is not law and thus have worked to continually renew the Rohrabacher-Blumenauer Amendment since 2014. This amendment prevents the DOJ from using congressional funds to prosecute cannabis businesses in states that have medical marijuana laws and programs. In 2017, Senator Patrick Leahy (D-Vermont) introduced a similar amendment to H.R.1625 — a vehicle for the Consolidated Appropriations Act of 2018), preventing federal prosecutors from using federal funds to impede the implementation of medical cannabis laws enacted at the state level, subject to Congress restoring such funding (the “Leahy Amendment”). The Leahy Amendment was set to expire with the 2018 fiscal year on September 30, 2018, but was effectively extended to December 21, 2018, when Congress passed the Continuing Appropriations Act, 2019 in September 2018. On December 22, 2018, the U.S. Congress failed to pass an omnibus appropriations bill for fiscal year 2019, causing a shutdown of the federal government. Currently, the Leahy Amendment is no longer in effect. Notwithstanding, since 2015, Congress has used a rider provision in the Consolidated Appropriations Acts (currently the Joyce Amendment, but previously called the Rohrabacher-Blumenauer Amendment, and before that the Rohrabacher-Farr Amendment) to prevent the federal government from using congressionally appropriated funds to enforce federal cannabis laws against state-compliant actors in jurisdictions that have legalized medical cannabis and cannabis-related activities. Additionally, the Blumenauer-McClintock-Norton-Lee amendment, which would bar the use of federal funds for the Department of Justice to prosecute those who are in compliance with their state-legal or tribal-legal adult-use marijuana laws was under consideration. However, the Blumenauer-McClintock-Norton-Lee amendment was not included in the appropriations bill that was passed by Congress on March 10, 2022, and signed by President Biden on March 15, 2022. The protections offered by the Joyce Amendment continue to be in effect.
The resolution of this issue could have a material adverse effect on Cresco’s business, revenues, operating results, and financial condition as well as Cresco’s reputation.
Since 2014, Congress has made immense strides in marijuana policy. The bipartisan Congressional Cannabis Caucus launched in 2017 and is co-chaired by Representatives Earl Blumenauer (OR-03) and Barbara Lee (D-CA). The group is “dedicated to developing policy reforms that bridge the gap between federal laws banning marijuana and the laws in an ever-growing number of states that have legalized it for medical or recreational purposes.” Additionally, each year more Representatives and Senators sign on and co-sponsor marijuana legalization bills.
On November 20, 2019, the House Judiciary Committee approved the Marijuana Opportunity Reinvestment and Expungement Act of 2019 (the “MORE Act”) by a 24 to 10 vote. The MORE Act would decriminalize and remove Cannabis as a Schedule I controlled substance. In April 2021, days before a floor vote in the U.S. House of Representatives, the MORE Act was stalled due a late added amendment. While the main thrust of the bill remained intact, including a tax to fund programs to repair the harms of the drug war, a provision was added requiring a federal permit to operate a “cannabis enterprise” along with restrictions that could ban people with prior marijuana convictions from being eligible. Advocates viewed the amendment as problematic as it allows for federal cannabis permits to be suspended or revoked if a person has a past or current legal proceeding related to a felony violation of any state or federal cannabis law. Following the Judiciary Committee approval in November, the MORE Act was passed by the House by a vote of 228-164 in December 2020. The bill did not advance in the Senate. The bill was reintroduced by Representative Nadler

(D-NY 10th Dist.) in May 2021. On September 30, 2021, the MORE Act passed the House Judiciary Committee by a vote of 26-15. Two Republicans joined all of the committee’s Democratic members to move the bill forward. The next step is for the legislation to once again move to the House floor for consideration.
On May 5, 2021, U.S. Representatives David Joyce (R-OH) and Don Young (R-AK) introduced the Republican reform proposal called the Common Sense Cannabis Reform for Veterans, Small Businesses, and Medical Professionals Act.
On July 14, 2021, Leader Schumer and Senators Wyden and Booker released the Cannabis Administration and Opportunity Act, a 163-page discussion draft bill, alongside a 30-page summary document, which effectively deschedules cannabis, provides restorative justice for past cannabis-related convictions, and establishes a federal regulatory system within the FDA for cannabis products. In addition to the aforementioned provisions, the bill also maintains state authority to establish individual cannabis policies and establishes a federal tax on cannabis products. Stakeholder comments were submitted to the Sponsoring Offices on or before the requested deadline of September 1, 2021. The Sponsoring Offices are currently considering those comments and are expected to amend the discussion draft bill before filing the same. It is unclear when the bill will be filed.
On November 15, 2021, Rep. Nancy Mace (R-SC) introduced the States Reform Act. The bill, if enacted, would legalize cannabis at the federal level by removing from the Controlled Substances Act and provide some deference to the states and state programs.
An additional challenge to marijuana-related businesses is that the provisions of the Internal Revenue Code of 1986 as amended (the “U.S. Tax Code”), Section 280E, are being applied by the IRS to businesses operating in the medical and adult-use marijuana industry. Section 280E of the U.S. Tax Code prohibits marijuana businesses from deducting their ordinary and necessary business expenses, forcing them to pay higher effective U.S. federal tax rates than similar companies in other industries. The effective tax rate on a marijuana business depends on how large its ratio of non-deductible expenses is to its total revenues. Therefore, businesses in the legal cannabis industry may be less profitable than they would otherwise be.
On December 20, 2018, Congress passed the Farm Bill, which became law in the U.S. and included the legalization of hemp, which changed how hemp and hemp-derived products like CBD are regulated in the U.S. The United States Department of Agriculture is the industry’s primary regulator.
Currently, there are 36 states plus the District of Columbia, Puerto Rico and Guam that have laws and/or regulations that recognize, in one form or another, legitimate medical uses for cannabis and consumer use of cannabis in connection with medical treatment. Other states are considering similar legislation. Conversely, under the CSA, the policies and regulations of the federal government and its agencies are that cannabis has no proven medical benefit and a range of activities including cultivation and the personal use of cannabis is prohibited.
Local, state, and U.S. federal medical marijuana laws and regulations are broad in scope and subject to evolving interpretations, which could require Cresco to incur substantial costs associated with compliance or alter certain aspects of its business plan. In addition, violations of these laws, or allegations of such violations, could disrupt certain aspects of Cresco’s business plan and result in a material adverse effect on certain aspects of its planned operations. In addition, it is possible that regulations may be enacted in the future that will be directly applicable to certain aspects of Cresco’s business. No prediction can be made as to the nature of any future laws, regulations, interpretations, or applications, nor can it be determined what effect additional governmental regulations or administrative policies and procedures, when and if promulgated, could have on our business.
Notwithstanding the permissive regulatory environment of medical marijuana at the state level, marijuana continues to be categorized as a controlled substance under the CSA. Under the CSA, the policies and regulations of the U.S. federal government and its agencies are that cannabis has no “proven” medical benefits. Unless and until Congress amends the CSA with respect to medical marijuana, as to the timing or scope of any such potential amendments there can be no assurance, there is a risk that U.S. federal authorities may enforce current U.S. federal law, and we may be deemed to be producing, cultivating, or dispensing marijuana in violation of U.S. federal law with respect to Cresco’s current or proposed business operations, or Cresco may be deemed to be facilitating the sale or distribution of drug paraphernalia in violation of U.S.

federal law. A change in the U.S. federal government’s approach to begin more active enforcement of cannabis may adversely affect our revenues and profits. The risk of strict enforcement of the CSA in light of Congressional activity, judicial holdings, and stated U.S. federal policy remains uncertain.
Laws and regulations affecting the medical marijuana industry are constantly changing, which could detrimentally affect the proposed operations of Cresco. The risk of U.S. federal enforcement and other risks associated with Cresco’s business are described in the “Risk Factors” section below.
State Regulatory Environment
STATE LEVEL U.S. CANNABIS OPERATIONS
Illinois
Illinois Regulatory Landscape
The Compassionate Use of Medical Cannabis Pilot Program Act, which allows individuals diagnosed with a debilitating medical condition access to medical cannabis, became effective January 1, 2014. There are more than 50 qualifying conditions as part of the medical program, including epilepsy, traumatic brain injury, and PTSD. Illinois’ retail market size for 2021 was $1.8 billion, representing a 71.7% year-over-year increase.15 On August 28, 2018, the Alternatives to Opioids Act (Public Act 100-1114) was signed into law. The Alternative to Opioids Act significantly expanded the Illinois’ medical cannabis market by enabling patients to access medical cannabis in place of pharmaceutical opioid medications. On August 12, 2019, changes to the Compassionate Use of Medical Cannabis Program became effective, including the removal of “pilot” from the program’s designation and an expansion of the list of debilitating medical conditions.
The Opioid Alternative Pilot Program launched January 31, 2018, with registration open through the Illinois Department of Public Health. The pilot program is part of the Alternative to Opioids Act, which former Gov. Bruce Rauner signed into law in August 2018, with the aim of combating the opioid epidemic. The pilot program allows patients that receive or are qualified to receive opioid prescriptions access to medical cannabis as an alternative to prescription opioid medications such as OxyContin, Percocet, and Vicodin. Medical Cannabis Program patients with one (1) of more than fifty (50) qualifying medical conditions designated by the state of Illinois, and a doctor recommendation can also receive a temporary medical cannabis card online and make immediate cannabis purchases without waiting for their permanent card to be processed. In January 2019, one of Cresco’s Illinois dispensary locations launched its participation in this pilot program and made the first sale of medical cannabis thereunder.
In January 2019, J.B. Pritzker was sworn into office as Governor of Illinois. Cresco’s CEO and co-founder, Charles Bachtell, was appointed to the Cannabis Legalization Subcommittee of the governor’s transition team. Cannabis Legalization was one of four subcommittees under the Governor’s Restorative Justice and Safe Communities Transition Committee. The primary goals of the Cannabis Legalization Subcommittee are to evaluate and develop implementation recommendations for the Governor-elects platform on legalizing cannabis. As outlined during the Governor’s campaign, these priorities include safely legalizing and decriminalizing cannabis; reviewing and commuting the sentences of people incarcerated for cannabis offenses in Illinois; as well as a focus on diversity and community outreach.
On June 25, 2019, Governor Pritzker signed into law the Cannabis Regulation and Tax Act, thereby legalizing the recreational use of cannabis. The establishment of a regulatory scheme and the grant of licenses to cultivate, distribute, and sell recreational cannabis in Illinois are in process for new operators. Sales of recreational cannabis began on or about January 1, 2020.
The Cannabis Regulation and Tax Act mandates that the Illinois Department of Agriculture (“IDOA”) issue up to 40 craft grower and infuser licenses in addition to transporting licenses by July 1, 2020. The Act further requires the IDOA to issue up to 60 craft grower licenses by December 21, 2021 and states the IDOA may also issue up to 60 infuser licenses by the same date. On August 2, 2021, the IDOA announced that it had issued 32 initial craft grower licenses, 28 infuser licenses, and 9 transporter licenses. The IDOA also announced that some applicants that received a Notice of Award for craft grower and infuser licenses requested and

15
BDSA, USA Market Forecast Summary, February 2022.

received an extension from the IDOA to submit their licensing fee and other documents, meaning other licenses would be awarded. It had not issued craft grower, infuser, or transporter licenses before that time. The IDOA later announced that it would be selecting the next round of licensees (up to 60 craft grower and infuser licenses to be awarded by December 21, 2021) from the group of remaining applicant pool. However, the awards of these licenses are currently on hold due to litigation. The Cannabis Regulation and Tax Act also requires the award of conditional adult-use dispensing licenses by the Illinois Department of Financial and Professional Regulation (“IDFPR”). On September 3, 2021, the IDFPR announced the results of several lotteries to award 185 conditional adult-use dispensing licenses that have been part of an application process since early 2020. However, as a result of a series of lawsuits, those licenses have not yet been formally awarded. The IDFPR announced its intention to conduct an additional lottery to award conditional adult-use dispensing organization licenses and resolve the pending litigation, but it is not yet certain whether this will occur.
Illinois Licenses
Cresco currently operates three (3) medical and adult-use cannabis cultivation and manufacturing centers in Illinois and ten (10) dispensary locations in Illinois. The cultivation and manufacturing licenses were awarded to Cresco based on merit in a competitive application process to applicants who demonstrated operational expertise and financial backing.
Phoenix Farms, LLC (“Phoenix Farms”), PDI, FloraMedex, LLC (“FloraMedex”), MedMar Lakeview, and MedMar Rockford are licensed to operate retail dispensaries in the State of Illinois.
Additionally, Cresco has three (3) transporting organization licenses issued by the IDOA. These licenses allow Cresco to transport cannabis or cannabis-infused products on behalf of a cannabis business establishment. This was a new class of license created by the Cannabis Regulation and Tax Act.
The Table below lists the licenses issued to Cresco, Phoenix Farms, PDI, FloraMedex, MedMar Lakeview, and MedMar Rockford with respect to operations in Illinois. Under applicable laws, the licenses permit Cresco, Phoenix Farms, PDI, FloraMedex, MedMar Lakeview, and MedMar Rockford to cultivate, manufacture, process, package, sell, and purchase (as applicable) cannabis pursuant to the terms of the licenses, which are issued by the IDOA and IDFPR under the provisions of the Illinois Revised Statutes 410 ILCS 130 and 410 ILCS 705. All licenses are, as of the date hereof, active with the State of Illinois. There are five categories of licenses in Illinois: (i) cultivation/ processing, (ii) dispensary, (iii) craft grower, (iv) infuser, and (v) transporting. The licenses are independently issued for each approved activity.
All cultivation/processing establishments are licensed by the IDOA. All dispensaries are licensed by the IDFPR. Licenses are currently valid for a period of one year and are subject to annual renewals after required fees are paid and the business remains in good standing. Renewal requests are typically communicated through emails from the IDOA or IDFPR and include a renewal form.
Cresco’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Illinois cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Illinois cannabis and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.

Illinois Licenses
Holding Entity	Permit/License	City	Expiration Date	Description
Cresco Labs, LLC	Early Approval Adult-Use Cultivation Center License License Number: 1503060739-EA	Kankakee	03/31/2022	Permit to operate an early approval adult-use cultivation center
	Early Approval Adult-Use Cultivation Center License License Number: 1503060740-EA	Lincoln	03/31/2022	Permit to operate an early approval adult-use cultivation center
	Early Approval Adult-Use Cultivation Center License License Number: 1503060741-EA	Joliet	03/31/2022	Permit to operate an early approval adult-use cultivation center
	Medical Cannabis Cultivation Center Operating Permit License Number: 1503060739	Kankakee	05/18/2022	Permit to operate medical cannabis cultivation center
	Medical Cannabis Cultivation Center Operating Permit License Number: 1503060740	Lincoln	03/09/2023	Permit to operate medical cannabis cultivation center
	Medical Cannabis Cultivation Center Operating Permit License Number: 1503060741	Joliet	03/09/2023	Permit to operate medical cannabis cultivation center
	Industrial Hemp Processor License License Number: 1204-301	Kankakee	12/31/2022	Permit to process industrial hemp
	Industrial Hemp Processor License License Number: 1204-302	Joliet	12/31/2022	Permit to process industrial hemp
	Industrial Hemp Processor License License Number: 1204-303	Lincoln	12/31/2022	Permit to process industrial hemp
	Transporter License1503060741-TR	Joliet	07/14/2022	Permit to transport cannabis
	Transporter License1503060740-TR	Lincoln	07/14/2022	Permit to transport cannabis
	Transporter License1503060739-TR	Kankakee	07/14/2022	Permit to transport cannabis

Holding Entity	Permit/License	City	Expiration Date	Description
Phoenix Farms of Illinois, LLC	Registered Medical Cannabis Dispensing Organization Certificate License: 280:000035	Champaign	04/26/2022	Permit to operate a medical cannabis dispensary
	Registered Medical Cannabis Dispensing Organization Certificate License: 284:000006	Champaign	03/31/2022	Permit to operate a recreational cannabis dispensary
	Registered Adult-Use Dispensing Organization Certificate License: 284:000056	Danville	03/31/2022	Permit to operate a recreational cannabis dispensary
PDI Medical III, LLC	Registered Medical Cannabis Dispensing Organization Certificate License: 280:000016	Buffalo Grove	12/07/2022	Permit to operate a medical cannabis dispensary
	Registered Adult-Use Dispensing Organization Certificate License: 284:000009	Buffalo Grove	03/31/2022	Permit to operate a recreational cannabis dispensary
	Registered Adult-Use Dispensing Organization Certificate License: 284:000080	Naperville	03/31/2022	Permit to operate a recreational cannabis dispensary
FloraMedex, LLC	Registered Medical Cannabis Dispensing Organization Certificate License: 280:000034	Elmwood Park	04/18/2022	Permit to operate a medical cannabis dispensary
	Registered Adult-Use Dispensing Organization Certificate License: 284:000010	Elmwood Park	03/31/2022	Permit to operate a recreational cannabis dispensary
	Registered Adult-Use Dispensing Organization Certificate License: 284:000061	Schaumburg	03/31/2022	Permit to operate a recreational cannabis dispensary
MedMar Lakeview, LLC	Registered Adult-Use Dispensing Organization Certificate License: 284:000053	Chicago	01/13/2023	Permit to operate a medical cannabis dispensary
	Registered Adult-Use Dispensing Organization Certificate License: 284:000008	Chicago	03/31/2022	Permit to operate a recreational cannabis dispensary
	Registered Adult-Use Dispensing Organization Certificate License: 284:000053	Chicago	03/31/2022	Permit to operate a recreational cannabis dispensary

Holding Entity	Permit/License	City	Expiration Date	Description
MedMar Rockford, LLC	Registered Medical Cannabis Dispensing Organization Certificate License: 280:000013	Rockford	11/24/2022	Permit to operate a medical cannabis dispensary
	Registered Adult-Use Dispensing Organization Certificate License: 284:000007	Rockford	03/31/2022	Permit to operate a recreational cannabis dispensary
	Registered Adult-Use Dispensing Organization Certificate License: 284:000059	South Beloit	03/31/2022	Permit to operate a recreational cannabis dispensary
Illinois License and Regulations
The medical retail dispensary license permits Cresco to purchase cannabis and cannabis products from cultivation/ processing facilities and allows the sale of medical cannabis and cannabis products to registered patients. The adult-use retail dispensary license permits Cresco to purchase adult-use cannabis and cannabis products from cultivation/ processing facilities, craft growers and infusers, and allows the sale of adult-use cannabis and cannabis products to purchasers aged 21 or older.
The medical cultivation licenses permit Cresco to acquire, possess, cultivate, manufacture/process cannabis into edible medical cannabis products and/or medical cannabis-infused products, deliver, transfer, have tested, transport, supply, or sell cannabis and related supplies to medical cannabis dispensaries. The adult-use cultivation licenses permit Cresco to acquire, possess, cultivate, manufacture/process adult-use cannabis into edible cannabis products and/or cannabis-infused products, deliver, transfer, have tested, transport, supply, or sell cannabis and related supplies to dispensing organizations, craft growers, infuser organizations, and transporters.
The transporting organization licenses allow Cresco to transport cannabis or cannabis-infused products on behalf of a cannabis business establishment. This was a new class of license created by the Cannabis Regulation and Tax Act.
Illinois imposes an income surtax, equal to the amount of federal income tax levied, on any direct or indirect transfer of Illinois license permit.
Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.
Illinois Reporting Requirements
The State of Illinois uses BioTrack as the state’s computerized track-and-trace (“T&T”) system for seed-to-sale transactions. Individual licensees whether directly or through third-party integration systems are required to push data to the state to meet all reporting requirements. Cresco, Phoenix Farms, PDI, FloraMedex, MedMar Lakeview, and MedMar Rockford use the commercial version of BioTrack as its in-house computerized seed-to-sale software, which integrates with the state’s BioTrack program and captures the required data points for cultivation, manufacturing and retail as required in the Illinois Compassionate Use of Medical Cannabis Pilot Program Act and the Cannabis Regulation and Tax Act.
Illinois Inspection, Storage and Security Requirements
As to its cultivation facilities, the regulations require Cresco to store cannabis and cannabis-infused products in a safe, vault, or secured room in such a manner to prevent diversion, theft, or loss. Any cannabis that is not a finished product must likewise be maintained in a secured area within the facility only accessible to authorized personnel. All locks and security equipment safeguarding the cannabis must be kept in good working order, and the storage areas must be locked and protected from unauthorized access at all times.

The cultivation facilities must also have an operational 24-hour, seven (7) days a week, closed-circuit television surveillance system on the premises that complies with certain regulatory minimum standards. Access to the surveillance area is restricted to only those people who are essential to surveillance operations, law enforcement agencies, security system service personnel and the regulator. In addition, video surveillance recordings shall be retained for 90 days at the facilities and an additional 90 days off-site.
Cresco must also maintain an alarm system at its cultivation facilities. The cultivation facilities must maintain and use a professionally monitored robbery and burglary alarm system that meets certain regulatory minimum standards. A qualified alarm system vendor must test the system annually.
With respect to its Illinois dispensaries, Cresco must store inventory on-site in a secured and restricted access area consistent with the security regulations and tracked in accordance with the inventory tracking regulations. Any containers storing medical cannabis or cannabis products that have been tampered with or opened must be stored separately until disposed; such materials can only be stored at the dispensary for one week, and disposal of the product is monitored by IDFPR inspectors.
The dispensaries must also implement security measures to deter and prevent entry into and theft from restricted access areas that contain cannabis and/or currency, including having a commercial-grade alarm and surveillance system installed by an Illinois licensed private alarm contractor or private alarm contractor agency. The facility must also have security measures to protect the premises, registered qualifying patients, designated caregivers, and dispensing organization agents.
Regulatory oversight in Illinois is bifurcated between two agencies. Cultivation centers are licensed and monitored by the IDOA, and dispensary facilities are licensed and monitored by the IDFPR. Both facility types also receive oversight from the Illinois State Police (“ISP”). At Cultivation facilities, ISP performs weekly scheduled on-site inspections, while IDOA performs on-site inspections at least monthly. Dispensary facilities are inspected on a random cadence by IDFPR, by a combination of both on-site physical inspections, and electronic desk reviews of seed-to-sale reporting data.
Illinois Transportation Requirements
All cannabis transported between cultivation and dispensary facilities must be transported in a properly insured, state registered delivery vehicle. Cannabis and cannabis products must be separated by individual scheduled deliveries, within a locked receptacle, with a pre-generated delivery manifest for each individual scheduled delivery. Two employees must be present with the delivery at all times.
Pennsylvania
Pennsylvania Regulatory Landscape
The Pennsylvania medical marijuana program was signed into law on April 17, 2016, under Act 16 and currently provides access to state residents with one (1) of more than twenty (20) qualifying conditions, including epilepsy, chronic pain, and PTSD. The state operates as a high-barrier market with very limited market participation. Retail sales opened in February 2018 to a limited number of retail locations across the state.
The state originally awarded only 12 permits to grow/process and 27 permits to operate retail dispensaries (which entitled holders to up to three (3) medical dispensary locations). Cresco Yeltrah, LLC (“Cresco Yeltrah”), a subsidiary of Cresco, was awarded one (1) medical cannabis grow and processing permit and one (1) dispensary permit in Pennsylvania (allowing for three (3) dispensary locations in Pennsylvania). Cresco subsequently obtained an additional Pennsylvania dispensary permit in December 2018 for three (3) additional dispensary locations, for a total of six (6) in the state of Pennsylvania. As of December 31, 2021, five (5) dispensaries were operational, with the sixth dispensary operational as of January 2022.
Retail sales opened in February 2018 to a limited number of retail locations across the state. Cresco Yeltrah, on February 15, 2018, was the first cultivator/processor to release product into Pennsylvania market (approximately 6 weeks ahead of any other producer) and its dispensary was the first to sell product to patients in the state.

On March 22, 2018, it was announced that the final phase of the Pennsylvania medical marijuana program would initiate its rollout, which will include 13 additional grow/processing licenses and 23 additional dispensary licenses. The application period ran from April 2018 through May 2018. As mentioned above, in December 2018, Cresco Yeltrah obtained an additional permit during this application process.
Pennsylvania is the fifth-largest state in the country, home to nearly 13 million people. Pennsylvania’s medical marijuana market is expected to become one of the biggest markets in the U.S.16 with market growth of 73.2% year-over-year.17
It was announced on April 17, 2018, that dry flower would be included in the regulations as an approved product form for sale and consumption (in addition to the already approved forms of concentrates, pills, and tinctures). Simultaneously, it was announced that the list of qualifying conditions would expand from 17 to 21, including additions of cancer remission therapy and opioid-addiction therapy.
On June 30, 2021, Governor Wolf signed Act 44 of 2021 into law, which enacted several changes to the state’s medical program. Those changes included a reduction in the number of days video surveillance of grower/processor facilities must be maintained, altering the parameters of stability testing, creating a new genetic window during which grower/processors can obtain immature plant materials from outside the Commonwealth, allowing limited remediation of cannabis flower, and expanding the list of serious medical conditions.
On November 25, 2021, Cresco closed its acquisition of Cure Penn, adding one (1) additional dispensary license, which allowed for three (3) additional dispensary locations in the State of Pennsylvania. All three (3) dispensary locations are operational.
On December 10, 2021, Cresco closed its acquisition of Laurel Harvest. Laurel Harvest’s permit is a Clinical Registrant permit license (“CR”). A CR permittee is required to have a contractual relationship with an academic clinical research center (“ACRC”) under which the academic or clinical research center provides advice to the permit holder regarding patient health and safety, medical applications, and dispensing and management of controlled substances, among other things. Laurel Harvest has a contractual relationship with Temple University, which has established one of the most sophisticated cannabis research programs in the country. A CR permittee is approved by the Pennsylvania Department of Health (“PDOH”) to hold a permit as both a grower/processor and a dispensary. The Laurel Harvest cultivation and processing facility is currently under construction in Mt. Joy. Laurel Harvest currently has one (1) operational dispensary in Montgomeryville. The CR permit entitles Laurel Harvest to an additional five (5) dispensary locations throughout the Commonwealth.
On September 25, 2019, Pennsylvania Governor Tom Wolf held a press conference to announce that a majority of Pennsylvania citizens were in favor of adult-use cannabis. He called on the General Assembly to consider the legalization of adult-use cannabis and provided additional actions to seek a path forward. On October 13, 2020, the Governor reaffirmed his support for adult-use cannabis and discussed the economic growth potential and restorative justice benefits of legalizing adult-use cannabis. On January 28, 2021, Governor Wolf further reiterated his support for adult-use cannabis and called for the legalization in his 2021 agenda. On February 24, 2021, Senator Dan Laughlin, (R-Erie County) joined by Senator Sharif Street, (D-Philadelphia), announced the intent to file bipartisan legislation to legalize adult-use cannabis in the Commonwealth of Pennsylvania. Since the announcement by Senators Laughlin and Street, on September 28, 2021, Representatives Jake Wheatley (D) and Dan Frankel (D) introduced an adult-use bill. Additionally, on October 6, 2021, Representative Amen Brown (D) and Senator Mike Regan (R) announced their intention to file an adult-use bill of their own.
Pennsylvania Licenses
Cresco Yeltrah is licensed to operate in the Commonwealth of Pennsylvania as a medical cannabis grower/processor and to operate six (6) medical cannabis dispensaries. Cure Penn’s permit authorizes for three (3) dispensaries, all of which are currently operational. Laurel Harvest’s permits allow for growing/processing

16
https://mjbizdaily.com/chart-pennsylvanias-medical-marijuana-market-set-become-one-countrys-biggest/

17
BDSA, USA Market Forecast Summary, February 2022.

and six (6) dispensary locations, only one (1) of which is currently operational. The table below lists the permits issued to Cresco Yeltrah, Cure Penn, and Laurel Harvest with respect to operations in Pennsylvania. Under applicable laws, the permits authorize Cresco Yeltrah, Cure Penn, and Laurel Harvest to cultivate, manufacture, process, package, sell, and purchase medical marijuana pursuant to the terms of the licenses, which are issued by the PDOH under the provisions of Medical Marijuana Act (35 P.S. § § 10231.101 — 10231.2110) and Chapters 1141, 115, 1161 and 1211 of the Pennsylvania regulations. All licenses are, as of the date hereof, active with the Commonwealth of Pennsylvania. The PDOH is currently in the process of revising its medical regulations which are expected to be finalized in the second quarter of 2022.
All cultivation/processing and dispensing permittees, including CR permittees are licensed by the PDOH. Permits are valid for a period of one year and are subject to annual renewals after required fees are paid and the business remains in good standing.
Cresco’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Pennsylvania cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Pennsylvania cannabis and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.
Pennsylvania Licenses
Holding Entity	Permit/License	City	Expiration Date	Description
Cresco Yeltrah, LLC	Medical Marijuana Grower/ Processor Permit Applicant ID: GP-6012-17	Brookville	06/20/2022	Permit to grow and process medical marijuana
	Medical Marijuana Dispensary Permit Applicant ID: D-5016-17	Butler	06/29/2022	Permit to operate a medical marijuana dispensary
	Medical Marijuana Dispensary Permit Applicant ID: D-5016-17	Pittsburgh	06/29/2022	Permit to operate a medical marijuana dispensary
	Medical Marijuana Dispensary Permit Applicant ID: D-5016-17	New Kensington	06/29/2022	Permit to operate a medical marijuana dispensary
	Medical Marijuana Dispensary Permit Applicant ID: D-18-1007	Wyomissing	12/18/2022	Permit to operate a medical marijuana dispensary
	Medical Marijuana Dispensary Permit Applicant ID: D-18-1007	Philadelphia	12/18/2022	Permit to operate a medical marijuana dispensary
	Medical Marijuana Dispensary Permit Applicant ID: D-18-1007	Ambler	12/18/2022	Permit to operate a medical marijuana dispensary
Bay, LLC	Medical Marijuana Dispensary Permit Applicant ID: D-1069-17	Lancaster	06/29/2022	Permit to operate a medical marijuana dispensary
	Medical Marijuana Dispensary Permit Applicant ID: D-1069-17	Philadelphia	06/29/2022	Permit to operate a medical marijuana dispensary
	Medical Marijuana Dispensary Permit Applicant ID: D-1069-17	Phoenixville	06/29/2022	Permit to operate a medical marijuana dispensary

Holding Entity	Permit/License	City	Expiration Date	Description
Laurel Harvest Labs, LLC	Medical Marijuana Grower/ Processor Permit Applicant ID: CR02-GP20-1202	Mount Joy	02/20/2023	Permit to grow and process medical marijuana
	Medical Marijuana Dispensary Permit Applicant ID: CR02-D20-2202	Montgomeryville	02/20/2023	Permit to grow and process medical marijuana
Pennsylvania License and Regulations
The retail dispensary permits authorize Cresco Yeltrah and Cure Penn to purchase medical marijuana and medical-marijuana products from medical growing/processing facilities and allows the sale of medical marijuana and medical marijuana products to registered patients.
The medical cultivation permit authorizes Cresco Yeltrah to acquire, possess, cultivate, manufacture/process into edible medical marijuana products and/or medical marijuana-infused products, deliver, transfer, have tested, transport, supply, or sell medical marijuana and related supplies to medical marijuana dispensaries.
A CR permittee is approved to hold a permit as both a grower/processor and a dispensary and enter into a research contract with an ACRC that operates or partners with an acute care hospital licensed and operating in the Commonwealth.
Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.
Pennsylvania Reporting Requirements
Pennsylvania uses MJ Freeway as its computerized T&T system for seed-to-sale transactions. Individual permittees are required to use MJ Freeway to push data to the state to meet all reporting requirements. Cresco Yeltrah, Cure Penn, and Laurel Harvest use MJ Freeway as their in-house computerized seed-to-sale software, which integrates with the state’s MJ Freeway program and captures the required data points for cultivation, manufacturing, and retail as required in the Pennsylvania medical marijuana laws and regulations.
Pennsylvania Inspection, Storage and Security
The regulations require the maintenance of storage areas at Cresco Yeltrah’s grower/processor location and Laurel Harvest’s grower/processor location in a clean and orderly condition, free from infestation. These separate and locked limited access areas are used for the grower/processor to store seeds, immature plants, mature plants, and medical marijuana that is expired, damaged, deteriorated, mislabeled, contaminated, recalled, or whose containers or packages have been opened or breached until such product is destroyed or otherwise disposed of.
The regulations also require Cresco Yeltrah’s and Laurel Harvest’s grower/processor facilities to have a commercial grade security system to prevent unauthorized entry and to prevent and detect any attempted diversion. This security must include an alarm system that covers the interior and exterior of the facility, including a silent alarm.
A dispensary must also have a locked limited access area for the storage of medical marijuana that is expired, damaged, deteriorated, mislabeled, contaminated, recalled or whose containers or packages have been opened or breached until such product is returned to the grower/processor.
Cresco’s, Yeltrah’s, Cure Penn’s, and Laurel Harvest’s dispensaries must have a security system with the same features as that for the grower/processor facility. This system must be professionally monitored 24-hours a day and seven (7) days a week with fixed cameras on the interior and exterior of the facilities. The surveillance system must store data for a period of four (4) years in a readily available format for investigative purposes.

Inspections of both dispensary and grower/processor sites in Pennsylvania is the responsibility of the PDOH. Other than facility modifications, or other requested reviews, inspections are on a random cadence.
Pennsylvania Transportation Requirements
Transporting of marijuana and marijuana products between dispensaries and grower/processor locations are closely monitored by the PDOH. All delivery vehicles are registered with the regulatory body and must be properly insured. All marijuana and marijuana product for transport is properly manifested prior to leaving any facility and is held under lock-and-key during the duration of the transport.
Ohio
Ohio Regulatory Landscape
House Bill 523, effective on September 8, 2016, legalized medical marijuana in Ohio. The Ohio Medical Marijuana Control Program (“OMMCP”) allows people with certain medical conditions, upon the recommendation of an Ohio-licensed physician certified by the State Medical Board, to purchase and use medical marijuana. Ohio’s medical marijuana sales totaled $369.0 million and grew 69.6% year-over-year.18 According to industry experts, Ohio could become a national “powerhouse” for the medical marijuana industry, largely because of its population — it’s the seventh-largest state — and because the broad list of conditions eligible for treatment with medical marijuana which includes “pain.” House Bill 523 required that the framework for the OMMCP will be in place no later than September 2018. This timeframe allowed for a deliberate process to ensure the safety of the public and to promote access to a safe product. The first medical marijuana sales were on January 16, 2019. Cresco Labs Ohio, LLC (“Cresco Ohio”) was one (1) of four (4) dispensaries open on the first day.
The three (3) following state government agencies are responsible for the operation of OMMCP: (1) the Ohio Department of Commerce is responsible for overseeing medical marijuana cultivators, processors and testing laboratories; (2) the State of Ohio Board of Pharmacy (“Ohio Pharmacy Board”) is responsible for overseeing medical marijuana retail dispensaries, the registration of medical marijuana patients and caregivers, the approval of new forms of medical marijuana and coordinating the Medical Marijuana Advisory Committee; and, (3) the State Medical Board of Ohio is responsible for certifying physicians to recommend medical marijuana and may add to the list of qualifying conditions for which medical marijuana can be recommended.
Several forms of medical marijuana are legal in Ohio, these include inhalation of marijuana through a vaporizer (not direct smoking), oils, tinctures, plant material, edibles, patches, and any other forms approved by the Ohio Pharmacy Board.
On December 15, 2021, SB 216, a bill that would expand Ohio’s Medical Marijuana Control Program and create a new Division of Marijuana Control within the Department of Commerce to regulate the Program, passed the Ohio Senate. The bill has been introduced in the Ohio House of Representatives and was referred to the Government Oversight Committee on January 25, 2022.
On January 28, 2022, Secretary of State Frank LaRose announced that the Coalition to Regulate Marijuana Like Alcohol had submitted enough valid signatures to trigger an “initiated statute” process, which places the group’s adult-use cannabis statute before the legislature. Lawmakers have four months to act on the bill. If the bill is amended or not acted upon, the coalition can accept the legislature’s response or gather enough signatures to place the question of adult-use cannabis legalization on the general election ballot.
Ohio Licenses
On June 4, 2018, the Ohio Pharmacy Board awarded 56 medical marijuana provisional dispensary licenses. The licenses were awarded after a review of 376 submitted dispensary applications.
By rule, the Ohio Pharmacy Board was initially limited to issuing up to 60 dispensary licenses across the state but will have the authority to increase the number of licenses. The Ohio Pharmacy Board recently opened

18
BDSA, USA Market Forecast Summary, February 2022.

up a new application period for dispensaries, increasing the potential number of dispensaries in the state to 130. A drawing was held on January 27, 2022, to award the 73 additional provisional dispensary licenses. However, the Ohio Pharmacy Board left unchanged a regulation that limits the number of dispensary certificates of operation that a single owner can hold at five (5), so Cresco was not eligible for another license.
Cresco Ohio was initially awarded one (1) dispensary license on June 7, 2018. In December 2018, Cresco Ohio received its certificate of operation. The dispensary in Winterville, Ohio commenced operations on January 16, 2019 under the name “CY+.” This dispensary has since been rebranded as Sunnyside*®.
Cresco Ohio applied for and on November 30, 2017, received one (1) cultivation license. It received its certificate of operation for this facility in September 2018. Cresco Ohio’s cultivation facility is a hybrid greenhouse structure located in Yellow Springs, Ohio and is currently comprised of approximately 50,000 square feet of cultivation space.
On June 8, 2020, Cresco Ohio was granted a provisional processing license by the State of Ohio. The license allows Cresco Ohio to extract oils and manufacture medical marijuana products which will provide Cresco the ability to sell its entire brand portfolio in Ohio. Cresco Ohio received its certificate of operation to begin processing activities on June 11, 2021.
During February 2021, Cresco, through several subsidiaries, closed its acquisition of four (4) additional Ohio dispensaries with licenses from Verdant, bringing Cresco’s total number of dispensaries in Ohio to five (5) which is the maximum allowed by the state. All four (4) Verdant dispensaries have been rebranded as Sunnyside*®.
Cresco’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Ohio cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Ohio cannabis and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.
Licenses in the State of Ohio
Holding Entity	Permit/License	City	Expiration Date	Description
Cresco Labs Ohio, LLC	MMCPC00017	Yellow Springs	09/13/2022	Cultivation License
	MMD 0700002	Wintersville	07/01/2023	Dispensary License
	MMCP00041	Yellow Springs	06/10/2022	Medical Marijuana Processor License
Verdant Creations Newark, LLC	MMD.0700061	Newark	12/04/2022	Dispensary License
Verdant Creation Marion, LLC	MMD.0700062	Marion	12/04/2022	Dispensary License
Care Med Associates, LLC	MMD.0700063	Cincinnati	12/04/2022	Dispensary License
Verdant Creations Chillicothe, LLC	MMD.0700064	Chillicothe	12/04/2022	Dispensary License
Ohio License and Regulations
The dispensary licenses permit Cresco to purchase medical marijuana and marijuana products from medical marijuana cultivation and/or processing facilities and allows the sale of medical marijuana and marijuana products to registered patients.
The medical cultivation and processor license permits Cresco to acquire, possess, cultivate, manufacture/process into medical marijuana products, deliver, transfer, have tested, transport, supply, or sell medical marijuana and related supplies to medical marijuana dispensaries.

Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.
Ohio Reporting Requirements
Ohio uses METRC as its computerized T&T system for seed-to-sale transactions. Licensees are required to use METRC in Ohio to push data to the state to meet all reporting requirements. Cresco Ohio integrates its in-house seed-to-sale tracking system (BioTrack) with METRC to capture the required data points as required in the Ohio medical marijuana laws and regulations.
Ohio Inspections, Storage and Security Requirements
For Cresco Ohio’s dispensaries, a designated representative is responsible for providing supervision and control of medical marijuana and medical marijuana products to ensure that they are dispensed in accordance with the law and regulations. In addition, the dispensaries must have physical or electronic security over such items. Cresco Ohio’s dispensaries must also maintain security (with alarms and surveillance equipment) as required by the regulations to prevent diversion and theft, as well as to protect patients, caregivers, and employees. The dispensary department, restricted access areas and stock of medical marijuana must be secured by a physical barrier with suitable locks and an electronic barrier. Medical marijuana must also be stored in a secure area and tracked in the inventory tracking system. No person is permitted in this secure area unless under the personal supervision of a licensed dispensary employee. The storage area must be clean and free of infestation. Containers storing expired, damaged, deteriorated, misbranded, adulterated, or opened medical marijuana shall be separated from other medical marijuana until they are properly destroyed; these materials can only be stored for one week.
The regulations permit Cresco to store medical marijuana inventory at its cultivation and processing facility in a designated, enclosed, locked facility identified in plans and specifications that it submitted to the Ohio Department of Commerce. This storage area can only be accessible by authorized individuals. On an annual basis and as a condition to renewal of its cultivator and processor licenses, Cresco Ohio must perform a physical, manual inventory, of the medical marijuana on hand and compare it to the annual report generated by the inventory tracking system. The cultivation and processing facility must install a commercial-grade security alarm system to prevent and detect diversion, theft, or loss. The facility also must maintain surveillance equipment to capture the entire facility and provide direct access to the regulator on a real-time basis. All equipment must be kept in good working order and inspected and tested on an annual basis by a third-party.
Ohio Transportation Requirements
Transport of medical marijuana and medical marijuana products must be properly manifested and be performed using vehicles which have been registered with the Medical Marijuana Control Program. Regulatory oversight of the program is split between the Ohio Department of Commerce (cultivation) and the Ohio Pharmacy Board (dispensaries). Both agencies inspect on a surprise, random basis, and most inspections are conducted digitally.
California
California Regulatory Landscape
In 1996, California was the first state to legalize medical marijuana through Proposition 215, the Compassionate Use Act of 1996. This legalized the use, possession, and cultivation of medical marijuana by patients with a physician recommendation for treatment of cancer, anorexia, AIDS, chronic pain, spasticity, glaucoma, arthritis, migraine, or any other illness for which marijuana provides relief.
In 2003, Senate Bill 420 was signed into law establishing an optional identification card system for medical marijuana patients.
In September 2015, the California legislature passed three bills collectively known as the Medical Cannabis Regulation and Safety Act (“MCRSA”). The MCRSA established a licensing and regulatory framework for medical marijuana businesses in California. The system created multiple license types for dispensaries, infused products manufacturers, cultivation facilities, testing laboratories, transportation companies, and distributors. Edible infused product manufacturers would require either volatile solvent or non-volatile solvent manufacturing licenses depending on their specific extraction methodology. Multiple agencies would oversee different aspects of the program and businesses would require a state license and local approval to operate. However, in November 2016, voters in California overwhelmingly passed Proposition 64, the Adult Use of Marijuana Act (“AUMA”) creating an adult-use marijuana program for adults 21 years of age or older. AUMA had some conflicting provisions with MCRSA, so in June 2017, the California State Legislature passed Senate Bill No. 94, known as Medicinal and Adult-Use Cannabis Regulation and Safety Act (“MAUCRSA”), which amalgamates MCRSA and AUMA to provide a set of regulations to govern medical and adult-use licensing regime for cannabis businesses in the State of California. MAUCRSA went into effect on January 1, 2018. Until recently, the four agencies that regulate marijuana at the state level are the California Bureau of Cannabis Control (the “BCC”), California Department of Food and Agriculture (the “CDFA”), California Department of Public Health (the “CDPH”), and California Department of Tax and Fee Administration. On July 12, 2021, California Governor Gavin Newson signed into law Assembly Bill 141 (AB-141), which established the Department of Cannabis Control (“DCC”). The DCC consolidates the BCC, CDFA’s CalCannabis Licensing Division, and CDPH’s Manufactured Cannabis Safety Branch into a single department. The DCC is charged with licensing, inspecting, and providing regulatory oversight over all cannabis businesses in California.
To legally operate a medical or adult-use cannabis business in California, the operator must have both a local and state license. This requires license holders to operate in cities with marijuana licensing programs. Therefore, cities in California are allowed to determine the number of licenses they will issue to marijuana operators or can choose to ban marijuana outright.
The California marijuana market is expected to be one of the fastest-growing industries in California over the next four (4) years. Market analysts forecast a stabilized market to occur after 2025 where the California marijuana market is estimated to be valued at approximately $6.6 billion.19 In 2021, California recorded approximately $4.2 billion in marijuana retail sales from operated dispensaries statewide; however, it is estimated that an additional $8.7 billion in sales were carried out through illegal transactions.20
California Operations — SLO Cultivation Inc. (“SLO”) and Origin House
On June 7, 2018, Cresco acquired a 60% ownership interest in SLO. On September 27, 2018, Cresco acquired a further 20% ownership interest in SLO bringing its total ownership to 80%. SLO operates cannabis facilities in the cities of Carpinteria (Santa Barbara County) and Mendota (Fresno County). SLO is licensed to cultivate, process, manufacture, and distribute medical and adult-use cannabis in the State of California pursuant to the terms of the licenses.
On January 8, 2020, Cresco acquired all of the issued and outstanding shares of Origin House, a leading distributor and provider of brand support services in California. The combined entity is one of the largest vertically-integrated multi-state cannabis operators in the U.S.; a leading North American cannabis company, by footprint; and one of the largest cannabis brand distributors. Since the closing of this acquisition, Cresco owns several additional licenses for cultivation, manufacturing, and distribution of cannabis within the State of California.
Licenses in the State of California
Cresco is licensed to cultivate, manufacture, and distribute medical and adult-use cannabis and cannabis-related products.
Mendota (Fresno County)
•
SLO has been issued one (1) annual license for Type 7 (Volatile Solvent Extraction), Adult-Use & Medical (“A&M”).

•
SLO has been issued one (1) provisional license for Type 11 (Distribution), A&M.

19
https://www.statista.com/statistics/797947/us-california-cannabis-sales-value-forecast

20
BDSA, USA Market Forecast Summary, February 2022.

•
SLO submitted annual applications for the Type 11 (Distribution), A&M license to the state regulator and is awaiting approval for this annual application.

Carpinteria (Santa Barbara County)
•
SLO has been issued the following provisional licenses:

•
Twenty-three (23) Cultivation: Small Mixed-Light Tier 1 licenses.

•
One (1) Nursery license: allowing for the production of clones, immature plants, seeds, and other agricultural products used specifically for the propagation and cultivation of cannabis.

•
One (1) Processor license: allowing for the harvesting, drying, curing, grading, or tanning of cannabis as well as the packaging and labeling of certain non-manufactured cannabis.

•
SLO submitted annual applications for the three (3) listed license types to the state regulator and is awaiting approval of annual applications.

West Sacramento (Yolo County)
•
Origin House has been issued one (1) provisional license for Type 11 (Distribution), A&M.

•
Origin House submitted an annual application for the one (1) listed license type to the state regulator and is awaiting approval for the annual application.

La Habra (Orange County)
•
Origin House has been issued one (1) provisional license for Type 11 (Distribution), A&M.

•
Origin House submitted an annual application for the one (1) listed license type to the state regulator and is awaiting approval for the annual application.

Unincorporated Sonoma (Sonoma County)
•
Origin House has been issued one (1) provisional license for Cultivation, Medical Medium Indoor.

•
Origin House has been issued one (1) provisional license for Cultivation, Processor.

•
Origin House has been issued one (1) provisional license for Type 11 (Distribution), A&M.

•
Origin House has been issued one (1) provisional license for Cultivation, Small Indoor.

•
Origin House submitted annual applications for the four (4) listed license types to the state regulator and is awaiting approval for these annual applications.

In addition to the 33 active licenses listed above, Cresco continues to pursue new state license opportunities and recently applied for a Type 11 (Distribution) license for the Unincorporated Sonoma (Sonoma County) location.
Cresco’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that California cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of California cannabis and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.

Holding Entity	Permit/License	City	Expiration Date	Description
SLO Cultivation Inc.	Provisional Manufacturing Number: CDPH-10003334	Mendota	05/31/2022	Medical and Adult-Use Manufacturing
	Provisional License Number: C11-0000193-LIC	Mendota	05/28/2022	Medical and Adult-Use Manufacturing
	Provisional License Number: CCL18-0002726	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002733	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002727	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002728	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002729	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002731	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002765	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002764	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002763	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002762	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002761	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002760	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002759	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002757	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002756	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002755	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002754	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002753	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002752	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002766	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional License Number: CCL18-0002751	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional Nursery License Number: CCL18-0002750	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1
	Provisional Processor License Number: CCL18-0002749	Carpinteria	05/28/2022	Cultivation Small Mixed Light, Tier 1

Holding Entity	Permit/License	City	Expiration Date	Description
	Provisional Processor License Number: CCL18-0002816	Carpinteria	05/31/2022	Nursery
	Provisional Processor License Number: CCL18-0002817	Carpinteria	05/31/2022	Processor
FloraCal Farms	Medium Indoor Cultivation (Provisional) CCL18-0002186	Santa Rosa	03/21/2023	Cultivation: Medical Medium Indoor:
	Processor (Provisional) CCL19-0000639	Santa Rosa	06/27/2022	Processor
	Distribution (Provisional) C11-0001222-LIC	Santa Rosa	06/25/2022	Distribution
Cub City, LLC	Small Indoor Cultivation (Provisional) CCL18-0002062	Santa Rosa	03/21/2023	Cultivation: Medical Small Indoor
River Distributing Co., LLC	Distribution (Provisional) C11-0000933-LIC	Sacramento	07/29/2022	Distribution
	Distribution (Provisional) C11-0000608-LIC	La Habra	07/01/2022	Distribution
California state and local licenses are renewed annually. Each year, licensees are required to submit a renewal application. While renewals are annual, there is no ultimate expiry after which no renewals are permitted. Additionally, in respect of the renewal process, provided that the requisite renewal fees are paid, the renewal application is submitted in a timely manner, and there are no material violations noted against the applicable license, Cresco would expect to receive the applicable renewed license in the ordinary course of business. While Cresco’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that the licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Cresco in California and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.
Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Cresco and could have a material adverse effect on its business, financial condition, results of operations or prospects.
California License and Regulations
In the State of California, only cannabis that is grown in the state can be sold in the state. Although California is not a vertically-integrated system, the state also allows Cresco to make a wholesale purchase of cannabis from, or a distribution of cannabis and cannabis product to, another licensed entity within the state.
California Reporting Requirements
The State of California has selected Franwell Inc.’s METRC solution as the state’s T&T system used to track commercial cannabis activity and movement across the distribution chain (“seed-to-sale”). The system allows for other third-party system integration via application programming interface (“API”). Cresco utilizes an electronic system independent of METRC that integrates with METRC via API. T&T currently captures required data points for cultivation, distribution and retail as stipulated in the corresponding regulatory agencies’ regulations.
California Inspections, Storage and Security
To ensure the safety and security of cannabis business premises and to maintain adequate controls against the diversion, theft, and loss of cannabis or cannabis products, Cresco is required to do the following:

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maintain a fully operational security alarm system;

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contract for security guard services;

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maintain a video surveillance system that records continuously 24 hours a day;

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ensure that the facility’s outdoor premises have sufficient lighting;

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not dispense from its premises outside of permissible hours of operation;

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store cannabis and cannabis product only in areas per the premises diagram submitted to the State of California during the licensing process;

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store all harvested cannabis and cannabis products in a secured, locked room or a vault;

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report to local law enforcement within 24 hours after being notified or becoming aware of the theft, diversion, or loss of cannabis; and

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to ensure the safe transport of cannabis and cannabis products between licensed facilities, maintain a delivery manifest in any vehicle transporting cannabis and cannabis products. Only vehicles registered that meet distribution requirements, are to be used to transport cannabis and cannabis products.

The current regulatory environment in California has a different oversight body for each license type. There are currently efforts in the state to consolidate the regulatory bodies under one banner, but that has not been completed. In the interim, all bodies inspect on a random cadence. Cultivation and distribution facilities are also regularly inspected by local municipal and county boards to ensure compliance with local zoning and other ordinances.
Arizona
Arizona Regulatory Landscape
In 2010, Arizona passed Ballot Proposition 203, which amended Title 36 to the Arizona Revised Statutes. This amendment added Chapter 28.1, titled the Arizona Medical Marijuana Act (the “AMMA”). The AMMA also appointed the Arizona Department of Health Services (the “ADHS”) as the regulator for the program and authorized ADHS to promulgate, adopt, and enforce regulations for the AMMA. The ADHS has established the Arizona Department of Health Services Medical Marijuana Program (“MMJ Program”), which includes a vertically-integrated license, meaning if allocated a Medical Marijuana Dispensary Registration Certificate (“AZ Dispensary License”), entities are authorized to dispense and cultivate medical cannabis.
The ADHS Regulations are embodied in the Arizona Administrative Code Title 9 Chapter 17 (the “Rules”). ARS § 36-2801(11) defines a “nonprofit medical cannabis dispensary” as a not-for-profit entity that acquires, possesses, cultivates, manufactures, delivers, transfers, transports, supplies, sells or dispenses cannabis or related supplies and educational materials to cardholders.
Each AZ Dispensary License allows the holding entity to operate one (1) on-site cultivation facility, and one (1) off-site cultivation facility which can be located anywhere within the state of Arizona. An entity holding an AZ Dispensary License is required to file an application to renew with the ADHS on a biannual basis, which must also include audited annual financial statements. While an AZ Dispensary License may not be sold, transferred, or otherwise conveyed, AZ Dispensary License holders typically contract with third parties to provide various services related to the ongoing operation, maintenance and governance of its dispensary and/or cultivation facility so long as such contracts do not violate the requirements of the AMMA or the MMJ Program.
The ADHS has established a registration application system for patients and nonprofit marijuana dispensaries, as well as a web-based verification platform for use by law enforcement officials and dispensaries to verify a patient’s status as such. The ADHS also specified patients’ rights, qualifying medical conditions, and allowed out-of-state medical marijuana patients to maintain their patient status (though not to purchase cannabis).
To qualify to use medical marijuana under the AMMA, a patient is required to have a “debilitating medical condition.” Valid medical conditions include HIV, cancer, glaucoma, immune deficiency syndrome,

hepatitis C, Chron’s disease, agitation of Alzheimer’s disease, ALS, cachexia/wasting syndrome, muscle spasms, nausea, seizures, severe and chronic pain or another chronic or debilitating condition.
In November 2020, voters in Arizona passed an adult-use marijuana measure to allow for the sale of recreational marijuana in the state. On January 29, 2021, Cresco received approval from the ADHS to serve adult-use customers at its Sunnyside*® dispensary in Phoenix, Arizona. Adult-use sales launched in February of 2021 and are expected to drive combined annual revenue in the state to $3.0 billion by 202521.
Arizona Licensing Requirements
The licenses in Arizona are renewed biannually. Before expiry, licensees are required to submit a renewal application. While renewals are granted biannually, there is no ultimate expiry after which no renewals are permitted. Additionally, in respect of the renewal process, provided that the requisite renewal fees are paid, the renewal application is submitted in a timely manner, and there are no material violations noted against the applicable license, Cresco would expect to receive the applicable renewed license in the ordinary course of business. While Cresco’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Arizona cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Arizona cannabis and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.
Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.
On November 16, 2018, Cresco acquired 100% of the membership interests of Arizona Facilities Supply, LLC (“AFS”) which includes a vertically-integrated cultivation, processing, and dispensary operation in Arizona.
Arizona Licenses
Holding Entity	Permit/License	Registration Number	City	Expiration Date	Description
Encanto Green Cross Dispensary	Medical Marijuana Dispensary and Cultivation Site Registration Certificate; Approval to Operate	00000080DCQI00709964	Phoenix	08/07/2022	Approval to cultivate and dispense medical marijuana
Encanto Green Cross Dispensary	Medical Marijuana Dispensary Registration Certificate; Approval to Operate	00000080DCQI00709964	Salome	08/07/2022	Approval to cultivate medical marijuana
Encanto Green Cross Dispensary	Adult-use Marijuana Dispensary Site Registration Certificate; Approval to Operate	00000101ESZO30906924	Phoenix	01/28/2023	Approval to dispense adult-use marijuana

21
https://mjbizdaily.com/arizona-cannabis-market-is-booming-but-social-equity-concerns-linger/

Arizona Security Requirements for Dispensary Facilities
Any dispensary facility (both retail and cultivation) must abide by the following security requirements: (i) ensure that access to the facilities is limited to authorized agents of the dispensary who are in possession of a dispensary agent identification card; and (ii) equip the facility with: (a) intrusion alarms and surveillance equipment, (b) exterior and interior lighting to facilitate surveillance, (c) at least one (1) 19-inch monitor for surveillance and a video capable of printing a high resolution still image, (d) high-resolution video cameras at all points of sale, entrances, exits, and limited access areas, both in and around the building, (e) 30 days’ video storage, (f) failure notifications and battery backups for the security system and (g) panic buttons inside each building.
Arizona Storage Requirements
Any dispensary facility (both retail and cultivation) must abide by the following requirements for the storage of product: (i) product must be stored in an area that is separate from areas used to store toxic and flammable materials; (ii) product must be stored in a manner that is clean and sanitary; (iii) product must be protected from flies, dust, dirt, and any other contamination; and (iv) all surfaces and objects used in the handling and storage of product must be cleaned daily. Additionally, the Rules establish strict inventory protocols for tracking product from “seed-to-sale,” which requires all product to be traceable to the original plants used to grow the cannabis used in the product.
Arizona Transportation Requirements
Dispensaries may transport cannabis between their own sites or between their sites and another dispensary’s site and must comply with the following rules: (i) prior to transportation, the dispensary agent must complete a trip plan showing: (a) the name of the dispensary agent in charge of transporting the cannabis, (b) the date and start time of the trip, (c) a description of the cannabis, cannabis plants, or cannabis paraphernalia being transported; and (d) the anticipated route of transportation; (ii) during transport the dispensary agent shall: (a) carry a copy of the trip plan at all times, (b) use a vehicle with no medical cannabis identification, (c) carry a cell phone, and (d) ensure that no cannabis is visible; and (iii) dispensaries must maintain trip plan records.
ADHS Inspections and Enforcement
ADHS may inspect a facility at any time upon five (5) days’ notice to the dispensary. However, if someone has alleged that the dispensary is not in compliance with the AMMA or the Rules, ADHS may conduct an unannounced inspection. ADHS will provide written notice to the dispensary of any violations found during any inspection and the dispensary then has 20 working days to take corrective action and notify ADHS.
ADHS must revoke the AZ Dispensary License if a dispensary: (i) operates before obtaining approval to operate a dispensary from the ADHS; (ii) dispenses, delivers, or otherwise transfers cannabis to an entity other than another dispensary with a valid AZ Dispensary License issued by the ADHS, a qualifying patient with a valid registry identification card, or a designated caregiver with a valid registry identification card; (iii) acquires usable cannabis or mature cannabis plants from any entity other than another dispensary with a valid AZ Dispensary License issued by the ADHS, a qualifying patient with a valid registry identification card, or a designated caregiver with a valid registry identification card; or (iv) if a principal officer or board member has been convicted of an excluded felony offense.
Furthermore, ADHS may revoke the AZ Dispensary License if a dispensary does not: (i) comply with the requirements of the AMMA or the Rules, or (ii) implement the policies and procedures or comply with the statements provided to the ADHS with the dispensary’s application.

New York
New York is one of the most promising medical cannabis markets that opened in 2016. The state population numbers near twenty million22 and New York City is among the most populous cities in the U.S. The New York program, when initially implemented, allowed for only five (5) fully vertically-integrated licenses. The licenses allowed each license holder the opportunity to operate a cultivation facility, extraction, and manufacturing, and four (4) retail medical marijuana dispensaries. The state program was adjusted to increase the range of qualifying conditions which, as of the date hereof, includes chronic and severe pain. In August 2017, the State of New York also increased the number of licensed operators in the state to a total of ten (10). Each of the newly added licenses can carry out the same operations as the original license holders. The state has made progress towards the ability to increase the outreach to qualified patients through the ten (10) licensed operators via the disbursement of retail locations across the state, the increase in range of qualifying conditions, and other various methods to support patient access. In July 2018, the New York Department of Health (“NYSDOH”) filed emergency regulations to add any condition, for which an opioid could be prescribed, as a qualifying condition for medical marijuana. This legislation was signed into law on September 24, 2018. From July 10 to September 25, 2018, the number of certified patients in the system rose to 18%.23
As set forth in further detail below, on March 31, 2021, then-Governor Andrew Cuomo signed Senate Bill 854/ Assembly Bill 1248A into law on March 31, 2021, establishing New York’s adult-use cannabis program. However, as the newly seated Cannabis Control Board has not yet promulgated program rules, adult-use sales have not yet begun in the state.
New York Regulatory Landscape
In July 2014, the New York Legislature and Governor enacted the Compassionate Care Act (A06357E, S07923) (the “CCA”) to provide a comprehensive, safe, and effective medical marijuana program to meet the needs of New Yorkers. The program allows ten (10) “Registered Organizations” to hold vertically-integrated licenses and service qualified patients and caregivers. Limited product types are allowed in the state and smoking of cannabis flower is prohibited. The NYSDOH is the regulatory agency overseeing the medical marijuana program.
In August 2018, Governor Cuomo, prompted by a NYSDOH study which concluded the “positive effects” of cannabis legalization “outweigh the potential negative impacts,” appointed a group to draft a bill for regulating legal adult-use cannabis sales in New York. On January 6, 2021, Governor Cuomo announced a proposal to legalize and create a comprehensive system to oversee and regulate adult-use cannabis in New York as part of the 2021 State of the State. The Governor’s proposal provided for the creation of the new Office of Cannabis Management to oversee the adult-use program, as well as the state’s existing medical and cannabinoid hemp programs. Additionally, an equitable structure for the adult-use market was created by offering licensing opportunities and assistance to entrepreneurs in communities of color who have been disproportionately impacted by the war on drugs. Once fully implemented and as the adult-use market matures, legalization was expected to generate more than $300 million in annual tax revenue for the State of New York.24
On February 16, 2021, Governor Cuomo announced 30-day amendments to the Governor’s proposal to establish a comprehensive adult-use cannabis program in New York. Specifically, these amendments detailed how the $100.0 million in social equity funding will be allocated, enable the use of delivery services, and refine which criminal charges will be enforced as it relates to the improper sale of cannabis to further reduce the impact on communities.

22
https://www.census.gov/quickfacts/fact/table/NY/PST040221#PST040221

23
https://mjbizdaily.com/new-york-formalizes-medical-cannabis-as-alternative-to-opioids-market-boost-seen/

24
https://www.marijuanamoment.net/new-york-will-generate-more-than-1-25-billion-in-marijuana-revenue-over-next-six-years- governors- budget-estimates/

Governor Cuomo signed Senate Bill 854/Assembly Bill 1248A on March 31, 2021, creating the Empire State’s adult-use cannabis program. This legislation expands Cresco’s potential dispensary footprint to eight (8), with three (3) dispensaries reserved to be co-located adult-use, allows existing vertically-integrated Registered Organizations to wholesale branded products, and creates a strong social equity program with 50.0% of licenses dedicated to social equity applicants. The Cannabis Control Board which will oversee the roll out of the program was seated in summer/early fall 2021. The Cannabis Control Board held its first meeting on October 5, 2021. At that meeting the board announced changes to the state’s medical program that would go into effect immediately including that cannabis flower could be sold to patients. Since that initial meeting, the Cannabis Control board has released draft proposed amendments to the medical program’s rules, granted certifying healthcare providers wider discretion in recommending medical cannabis, increased the amount of medical cannabis a patient can purchase at one time, begun the process of developing home cultivation rules, and implemented rules for its Cannabinoid Hemp Program. The board has not yet release adult-use rules that are necessary before adult-use sales can begin.
New York Licenses
Valley Ag is licensed to operate as a medical cannabis cultivator, manufacturer, and retailer, as a Registered Organization, under applicable New York jurisdictional law. Valley Ag holds five (5) licenses, one (1) cultivation/ manufacturing license and four (4) dispensary licenses (collectively, the “NY Licenses”), under the CCA and Medical Use of Marihuana Regulations (Title 10, Chapter XIII, Part 1004) by the NYSDOH, permitting Valley Ag to possess, cultivate, process, transport, dispense, and sell medical cannabis in the State of New York. Cresco obtained the rights to the NY Licenses following the closing of its acquisition of Valley Ag’s parent entity as described in “General Development of the Business” section above.
On October 8, 2019, Cresco closed the acquisition of GSC, the parent entity of Valley Ag. Cresco now has a license for a cultivation and manufacturing facility within the state of New York, as well as four (4) dispensary locations strategically located across the state (in Brooklyn, Huntington, Bardonia, and New Hartford). These four (4) locations were rebranded as Sunnyside*® dispensaries. Please see the table below for a list of the licenses issued to Valley Ag in New York.
Cresco’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that New York cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of New York cannabis and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.

New York Licenses
Holding Entity	Permit/License	City	Expiration Date	Description
Valley Agriceuticals, LLC	Certificate of Registration Number: MM0801M	Middletown	07/31/2023	Acquiring, possession, manufacture, sale, transporting and distributing medical marijuana
	Certificate of Registration Number: MM0802D	Brooklyn	07/31/2023	Acquiring, possession, sale, transporting, distributing, and dispensing medical marijuana
	Certificate of Registration Number: MM0803D	Huntington	07/31/2023	Acquiring, possession, sale, transporting, distributing, and dispensing medical marijuana
	Certificate of Registration Number: MM0804D	Bardonia	07/31/2023	Acquiring, possession, sale, transporting, cutting, and dispensing medical marijuana
	Certificate of Registration Number: MM0805D	New Hartford	07/31/2023	Acquiring, possession, sale, transporting, distributing, and dispensing medical marijuana
The state licenses in New York are renewed every two (2) years. Before the two (2) year period ends, licensees are required to submit a renewal application per guidelines published by the NYSDOH. While renewals are granted every two (2) years, there is no ultimate expiration date after which no renewals are permitted. Additionally, in respect of the renewal process, provided that the requisite renewal fees are paid, the renewal application is submitted in a timely manner, and there are no material violations noted against the applicable license, Valley Ag would expect to receive the applicable renewed license in the ordinary course of business. While Valley Ag’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Valley Ag’s licenses will be renewed in the future in a timely manner.
Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Valley Ag and have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.
New York Regulations
The NY Licenses permit the sale of medical cannabis products to any qualified patient who possesses a physician’s recommendation. Under the terms of the NY Licenses, Valley Ag is permitted to sell NYSDOH approved medical cannabis manufactured products to any qualified patient, provided that the patient presents a valid government-issued photo identification and NYSDOH-issued registry identification card proving that the patient or designated caregiver meets the statutory conditions to be a qualified patient or designated caregiver. Registry identification cards are valid for one year after the date the certification is signed. The card contains the recommendation from the physician and the limitation on form or dosage of medical marijuana.
Allowable forms of medical marijuana in New York State are the following: metered liquid or oil preparations, solid and semisolid preparations (e.g., capsules, chewable and effervescent tablets, lozenges), flower, topical forms, and transdermal patches.
Medical marijuana may not be incorporated into food products by the Registered Organization, unless approved by the Commissioner of Health.
Previously qualifying conditions in the State of New York were the following: cancer, HIV infection or AIDS, ALS, Parkinson’s disease, multiple sclerosis, spinal cord injury with spasticity, epilepsy, inflammatory bowel disease, neuropathy, Huntington’s disease, PTSD, or chronic pain. The severe debilitating or life-threatening condition must also be accompanied by one or more of the following associated or complicating conditions: cachexia or wasting syndrome, severe or chronic pain, severe nausea, seizures, or severe or persistent muscle spasms. However, in a more recent change, physicians can issue medical marijuana recommendations to people for any condition that they believe could be treated by cannabis.
In the State of New York, only cannabis that is grown and manufactured in the state can be sold in the State. New York is a vertically-integrated system, however, it does allow Registered Organizations to wholesale manufactured products to one another. As such, Valley Ag has the ability to be vertically-integrated and cultivate, harvest, process, transport, sell, and dispense cannabis products. Delivery is allowed from dispensaries to patients; however, the delivery plan must be pre-approved by the NYSDOH. As of the date hereof, Valley Ag has submitted and received approval for a delivery plan at its New Hartford dispensary.
New York Reporting Requirements
The State of New York has selected BioTrackTHC’s solution as the state’s T&T system used to track commercial cannabis activity and seed-to-sale. The BioTrackTHC system is required to serve as all Registered Organizations’ patient verification system but is optional as the Registered Organizations’ facing tracking system. Valley Ag currently uses BioTrackTHC as its seed-to-sale tracking system but is also exploring more robust options for the future that more seamlessly integrate with its tracking systems used in other states.
Every month the NYSDOH requests a dispensing report in Excel format, via email, showing all products dispensed for the month. This is the only report Valley Ag is required to submit to the NYSDOH. All other data is pulled by the NYSDOH directly from Valley Ag’s seed-to-sale tracking system.
New York Inspections, Storage and Security
To ensure the safety and security of cannabis business premises and to maintain adequate controls against the diversion, theft, and loss of cannabis or cannabis products, Valley Ag is required to:
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Maintain a security operations plan that includes but is not limited to, perimeter alarms, motion detectors, video cameras, duress alarms, panic alarms, 24-hour recording capabilities, automatic voice dialer, holdup alarm, date and time stamp embedding, and the ability to remain operational during a power outage;

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Ensure that any manufacturing facility and dispensing facility maintains all security system equipment and recordings in a secure location to prevent theft, loss, destruction, or alterations;

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Have a back-up alarm system approved by the department that shall detect unauthorized entry during times when no employees are present at the facility and that it shall be provided by a company supplying commercial grade equipment;

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Limit access to any surveillance areas solely to persons that are essential to surveillance operations, law enforcement agencies, security system service employees, the department or the department’s authorized representative, and others when approved by the department;

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Keep illuminated the outside perimeter of any manufacturing facility and dispensing facility that is operated under the registered organization’s license;

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Ensure that all video recordings shall allow for the exporting of still images in an industry-standard image format (including .jpeg, .bmp, and .gif);

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Keep all security equipment in full operating order and test such equipment no less than semi-annually at each manufacturing facility and dispensing facility that is operated under the registered organization’s registration. Records of security tests must be maintained for five (5) years and made available to the department upon request;

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With respect to the manufacturing facility, keep it securely locked and protected from unauthorized entry at all times and maintain appropriate visitor logs;

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Ensure that all marijuana is stored in a secure area or location accessible to the minimum number of employees essential for efficient operation and in such a manner as approved by the department in advance, to prevent diversion, theft or loss;

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Return marijuana to its secure location immediately after completion of manufacture, distribution, transfer or analysis;

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Ensure that all medical marijuana is stored in such a manner as to protect against physical, chemical and microbial contamination and deterioration of the product;

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Ensure that all approved safes, vaults and any other approved equipment or areas used for the manufacturing or storage of marijuana and approved medical marijuana products are securely locked or protected from entry, except for the actual time required to remove or replace marijuana or approved medical marijuana products;

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Ensure that keys are not left in the locks or stored or placed in a location accessible to individuals who are not authorized access to marijuana or manufactured medical marijuana products;

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Ensure that all security measures, such as combination numbers, passwords or biometric security systems, are not accessible to individuals other than those specifically authorized to access marijuana or manufactured medical marijuana products;

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Prior to transporting any medical marijuana, complete a shipping manifest using a form determined by the department;

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Maintain all shipping manifests and make them available to the department for inspection upon request, for a period of five (5) years;

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Ensure that its employees, when transporting approved medical marijuana products, ensures that products are transported in a locked storage compartment not visible outside the vehicle and travel directly to his or her destination(s) and shall not make any unnecessary stops in between;

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Ensure that all approved medical marijuana product delivery times are randomized;

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Staff all transport vehicles with a minimum of two (2) employees. At least one (1) transport team member shall remain with the vehicle at all times that the vehicle contains approved medical marijuana products;

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Ensure that its transport team member shall have access to a secure form of communication with employees at the registered organization’s manufacturing facility at all times that the vehicle contains approved medical marijuana products;

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Ensure its transport team member possesses a copy of the shipping manifest at all times when transporting or delivering approved medical marijuana products and produces it to the commissioner, the commissioner’s authorized representative or law enforcement official upon request.

Cresco’s dispensaries and processing facility in New York are licensed and supervised by the New York Office of Cannabis Management (“OCM”). The regulations permit Cresco to store medical marijuana inventory at its processing facility and dispensaries in a designated, enclosed, locked vault identified in plans and specifications that are submitted to and approved by the OCM. This storage area can only be accessible by authorized individuals. The processing facility and dispensaries must install a commercial grade security alarm system to prevent and detect diversion, theft, or loss. The facilities also must maintain surveillance equipment to capture the entire facility and provide direct access to the regulator on a real-time basis. All this equipment must be kept in good working order.
Transport of medical marijuana inventory between the processing facility and dispensaries is completed using secure, OCM registered vehicles. All inventory is properly manifested using the seed-to-sale system prior to embarking on any transport.
Inspections are randomized, and primarily conducted virtually as a review of seed-to-sale and dispensing data. On-site inspections are conducted at random, and when a complaint has been received by the OCM.
Massachusetts
Massachusetts Regulatory Landscape
The Massachusetts medical cannabis market was established through “An Act for the Humanitarian Medical Use of Marijuana” in November 2012 when voters passed Ballot Question 3 “Massachusetts Medical Marijuana Initiative” with 63.0% of the vote. The first Massachusetts dispensary opened in June 2015 and by November 2016, Massachusetts voters legalized adult-use cannabis by passing ballot Question 4 — Legalize Marijuana with 54.0% of the vote. In July 2017, Governor Baker signed legislation that would lay the groundwork for the state’s adult-use market. The Cannabis Control Commission (“CCC”), (the state’s regulatory body which creates regulations for both the medical and adult-use market), aimed to officially launch adult-use sales on July 1, 2018, but stumbling blocks such as a lack of licensed testing labs and disagreements between officials and businesses slowed the rollout, as sales for adult-use cannabis officially began in November 2018.
The CCC oversees the medical and adult-use cannabis programs. Each medical licensee must be vertically-integrated and may have up to two (2) locations. Licensed medical dispensaries are given priority in adult-use licensing. Adult-use cultivators will be grouped into 11 tiers of production (ranging from up to 5,000 square feet to no larger than 100,000 square feet) and regulators will move a licensee down to a lower tier if that licensee has not shown an ability to sell at least 70% of what it produced. Medical dispensaries that wish to add the ability to sell cannabis products to non-patients will be required to reserve 35% of their inventory or the six (6)-month average of their medical cannabis sales for medical cannabis patients. To achieve an adult-use license, a prospective licensee must first sign a “Host Community Agreement” with the town in which it wishes to locate. Roughly two-thirds of municipalities in the state have a ban or moratorium in place that prohibits cannabis businesses from operating within their jurisdiction. In both the medical and adult-use markets, extracted oils, edibles, and flower products are permitted, as well as wholesaling.
Adult-use cannabis “Marijuana Establishment” are regulated in Massachusetts by the CCC pursuant to 935 CMR 500.000 et seq. Pursuant to section 500.101(2), RMDs (medical licensees) that have received a provisional or final certificate of registration are authorized to apply for a vertically-integrated Marijuana Establishment license on a priority basis over new applicants without a RMD certification. The same application requirements exist for a Marijuana Establishment license as a RMD application, and each owner, officer or member must undergo background checks and fingerprinting with the CCC. Applicants must submit the location and identification of each site, and must establish a property interest in the same, and the applicant and the local municipality must have entered into a host agreement authorizing the location of the adult-use Marijuana Establishment within the municipality and said agreement must be included in the application. Applicants must include disclosure of any and all regulatory actions against it by the Commonwealth of Massachusetts, as well as the civil and criminal history of the applicant and all owners, officers, principals, or members. The application must include the applicant’s plans for separating medical and adult-use operations, proposed timeline for achieving operations, liability insurance, business plan, and a detailed summary describing and/or updating or modifying the licensee’s existing medical marijuana operating policies and procedures for adult-use including security, prevention of diversion, storage, transportation, inventory procedures, quality control, dispensing procedures, personnel policies, record keeping, maintenance of financial records, and employee training protocols.
On January 28, 2022, the Joint Committee on Cannabis Policy (consisting of legislators from both the Massachusetts House and Senate) reported out H.174/S.72, An Act relative to social equity and host community agreements in the cannabis industry. Among other provisions, the bill establishes the Cannabis Social Equity

Trust Fund, which would facilitate no-interest and forgivable loans and grants to social equity participants and economic empowerment priority applicants. It is anticipated that the Massachusetts House will next take up the omnibus legislation.
Massachusetts Licenses
As described in the “General Development of the Business — Acquisitions and Dispositions — Hope Heal Health” section above, Cresco acquired HHH via certain agreements giving it operational control on October 1, 2019. On February 7, 2020, Cresco announced the legal close of the acquisition. HHH holds a final certificate of registration from the MDOH that allows for cultivation, manufacturing, and processing. Cresco has established a medical cannabis dispensary in Fall River, Massachusetts.
On September 2, 2021, Cresco announced that it had completed its acquisition of 100% of the membership interests of Cultivate. Consideration included payment of pre-existing Cultivate debt, equity in the form of Cresco Shares and an earn-out. Consideration for the acquisition totaled $99.3 million. Cultivate owns and operates two (2) cultivation and manufacturing center locations, two (2) adult-use and medical dispensary locations, and one (1) adult-use dispensary location. The closing of this acquisition was contingent upon Cresco surrendering its adult-use retail license for the Sunnyside*®Fall River dispensary. After the closing of the acquisition, the Fall River dispensary location is medical only.
Cresco’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Massachusetts cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Massachusetts cannabis and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.
Massachusetts Licenses
Holding Entity	Permit/License	City	Expiration Date	Description
Cresco HHH, LLC	RMD-686	Fall River	11/20/2022	Medical cultivation, manufacturing and processing and it establishes and allows for dispensary operations
	MC281478	Fall River	06/08/2022	Marijuana Cultivator-Tier 4
	MP281361	Fall River	06/18/2022	Marijuana Product Manufacturer
Cultivate Cultivation, LLC	MP281305	Leicester	09/24/2022	Marijuana Product Manufacturer
	MC281266	Leicester	09/26/2022	Marijuana Cultivator
	MR282522	Framingham	02/10/2023	Marijuana Retailer
	RMD-3193	Framingham	10/14/2022	Medical cultivation, manufacturing and processing and it establishes and allows for dispensary operations

Holding Entity	Permit/License	City	Expiration Date	Description
Cultivate Leicester, Inc	MC282053	Uxbridge	03/12/2023	Marijuana Cultivator
	MP281742	Uxbridge	03/12/2023	Marijuana Product Manufacturer
	MR281843	Worcester	05/05/2022	Marijuana Retailer
	MR28126	Leicester	09/26/2022	Marijuana Retailer
	RMD-485	Leicester	11/18/2022	Medical cultivation, manufacturing and processing and it establishes and allows for dispensary operations
Before the expiration date, licensees are required to submit a renewal application. While renewals are granted annually, there is no ultimate expiration date after which no renewals are permitted. Additionally, in respect of the renewal process, provided that the requisite renewal fees are paid, the renewal application is submitted in a timely manner, and there are no material violations noted against the applicable license, Cresco would expect to receive the applicable renewed license in the ordinary course of business. While Cresco’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that licenses will be renewed in the future in a timely manner.
Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.
Massachusetts Dispensary Requirements
A licensee shall follow its written and approved operation procedures in the operation of its dispensary locations. Operating procedures shall include (i) security measures in compliance with the Massachusetts Regulations; (ii) employee security policies including personal safety and crime prevention techniques; (iii) hours of operation and after-hours contact information; (iv) a price list for marijuana; (v) storage protocols in compliance with state law; (vi) a description of the various strains of marijuana that will be cultivated and dispensed, and the forms that will be dispensed; (vii) procedures to ensure accurate recordkeeping including inventory protocols; (viii) plans for quality control; (ix) a staffing plan and staffing records; (x) diversion identification and reporting protocols; and (xi) policies and procedures for the handling of cash on licensed premises including storage, collection frequency and transport to financial institutions. The siting of dispensary locations is expressly subject to local/municipal approvals pursuant to state law, and municipalities control the permitting application process that a licensee must comply with. More specifically, a licensee shall comply with all local requirements regarding siting, provided, however, that if no local requirements exist, a licensee shall not be sited within a radius of five hundred feet of a school, daycare center, or any facility in which children commonly congregate. The 500-foot distance under this section is measured in a straight line from the nearest point of the facility in question to the nearest point of the proposed facility.
Massachusetts Security Requirements
A licensee shall implement sufficient security measures to deter and prevent unauthorized entrance into areas containing marijuana and theft of marijuana at the licensed premises. These measures must include: (i) allowing only registered qualifying patients, caregivers, dispensary agents, authorized persons, or approved outside contractors access to the facility; (ii) preventing individuals from remaining on the premises if they are not engaging in activities that are permitted; (iii) disposing of marijuana or byproducts in compliance with law; (iv) establishing limited access areas accessible only to authorized personnel; (v) storing all finished marijuana in a secure locked safe or vault; (vi) keeping all equipment, safes, vaults or secured areas securely locked at all times; (vii) ensuring that the outside perimeter of the facility is sufficiently lit to facilitate surveillance; and (viii) ensuring that all landscaping or foliage outside of the premises does not allow a person to conceal themselves. A licensee shall also utilize a security/alarm system that: (i) monitors all entry and exit points and windows and doors; (ii) includes a panic/duress alarm; (iii) includes system failure notifications; (iv) includes 24 hour video surveillance of all safes, vaults, sales areas, areas where marijuana is cultivated, processed or dispensed; and (v) includes date and time stamping of all records and the ability to produce a clear, color still photo. The video surveillance system shall have the capacity to remain operational during a power outage. The licensee shall also maintain a backup alarm system with all of the capabilities of the primary system, and both systems shall be in good working order at all times and shall be inspected and tested on regular intervals.
Massachusetts Transportation
Marijuana or marijuana-infused products (“MIPs”) may only be transported by dispensary agents on behalf of a licensee: (i) between separately-owned licensee in compliance with 725.105(B)(2) of the Massachusetts Regulations; (ii) between licensee sites owned by the same non-profit entity; (iii) between a licensee and a testing laboratory; (iv) from the licensee to the destruction or disposal site; or (v) from a licensee to the primary residences of registered qualifying patients. A licensee shall staff all transport vehicles with a minimum of two (2) dispensary agents. At least one (1) dispensary agent shall remain with the vehicle at all times that the vehicle contains marijuana or MIPs. Prior to leaving the origination location, a licensee must weigh, inventory, and account for, on video, all marijuana to be transported.
Marijuana must be packaged in sealed, labeled, and tamper-proof packaging prior to and during transportation. In the case of an emergency stop, a log must be maintained describing the reason for the stop, the duration, the location, and any activities of personnel exiting the vehicle. A licensee shall ensure that all delivery times and routes are randomized. Each dispensary agent shall carry his or her Massachusetts department-issued Medical Use of Marijuana Program (“MUMP”) ID card at all times when transporting marijuana or MIPs and shall produce it to MDOH representatives or law enforcement officials upon request. Where videotaping is required when weighing, inventorying, and accounting of marijuana before transportation or after receipt, the video must show each product being weighed, the weight, and the manifest. A licensee must document and report any unusual discrepancy in weight or inventory to the Massachusetts CCC and local law enforcement within 24 hours. A licensee shall report to the CCC and local law enforcement any vehicle accidents, diversions, losses, or other reportable incidents that occur during transport, within 24 hours. A licensee shall retain all transportation manifests for no less than one (1) year and make them available to the CCC upon request. Any cash received from a qualifying patient or personal caregiver must be transported to a licensee immediately upon completion of the scheduled deliveries. Vehicles used in transportation must be owned, leased, or rented by the licensee, be properly registered, and contain a GPS system that is monitored by the licensee during transport of marijuana and said vehicle must be inspected and approved by the MDOH prior to use.
During transit, a licensee shall ensure that: (i) marijuana or MIPs are transported in a secure, locked storage compartment that is part of the vehicle transporting the marijuana or MIPs; (ii) the storage compartment cannot be easily removed (for example, bolts, fittings, straps or other types of fasteners may not be easily accessible and not capable of being manipulated with commonly available tools); (iii) marijuana or MIPs are not visible from outside the vehicle; and (iv) all product is transported in a vehicle that bears no markings indicating that the vehicle is being used to transport marijuana or MIPs and does not indicate the name of the licensee. Each dispensary agent transporting marijuana or MIPs shall have access to a secure form of communication with personnel at the origination location at all times that the vehicle contains marijuana or MIPs.
Massachusetts Inspections
The CCC or its agents may inspect a licensee and affiliated vehicles at any time without prior notice. A licensee shall immediately upon request make available to the MDOH all information that may be relevant to a CCC inspection, and the CCC may direct a licensee to test marijuana for contaminants. Any violations found will be noted in a deficiency statement that will be provided to the licensee, and the licensee shall thereafter submit a Plan of Correction to the CCC outlining with particularity each deficiency and the timetable and steps to remediate the same. The CCC shall have the authority to suspend or revoke a certificate of registration.

Michigan
Michigan Regulatory Landscape
In November 2008, Michigan residents approved the Michigan Medical Marihuana Act (the “MMMA”) to provide a legal framework for a safe and effective medical marihuana program. In September 2016, the Michigan Senate passed the Medical Marihuana Facilities Licensing Act (the “MMFLA”) and the Marihuana Tracking Act (the “MTA” and together with the MMMA and the MMFLA, the “Michigan Cannabis Regulations”) to provide a comprehensive licensing and tracking scheme, respectively, for the medical marihuana program. Additionally, the Michigan Department of Licensing and Regulatory Affairs and its licensing board (“LARA”) has supplemented the Michigan Cannabis Regulations with “Emergency Rules” to further clarify the regulatory landscape surrounding the medical marihuana program. LARA is the main regulatory authority for the licensing of marihuana businesses.
Under the MMFLA, Michigan administers five (5) types of “state operating licenses” for medical marihuana businesses: (i) a “grower” license, (ii) a “processor” license, (iii) a “secure transporter” license, (iv) a “provisioning center” license and (e) a “safety compliance facility” license. There are no stated limits on the number of licenses that can be made available on a state level; however, the State has discretion over the approval of applications and municipalities can pass additional restrictions.
On November 6, 2018, Michigan voters approved Proposal 1, to make marihuana legal under state and local law for adults 21 years of age or older and to control the commercial production and distribution of marihuana under a system that licenses, regulates, and taxes the businesses involved. The act is known as the Michigan Regulation and Taxation of Marihuana Act. According to Proposal 1, LARA was required to start accepting applications for retail (recreational) dispensaries within 12 months of the measure’s effective date.
On November 13, 2019, the state’s Marihuana Regulatory Agency (the “MRA”) announced that any existing medically licensed businesses would be allowed to sell recreational adult-use cannabis beginning December 1, 2019. In December 2019, the state’s Marihuana Regulatory Agency adopted rules for adult-use marihuana. In June of 2020, the MRA adopted topic-based rule sets pursuant to the MMFLA and the Michigan Regulation and Taxation of Marihuana Act (“MRTMA”): Marihuana Licenses; Marihuana Licensees; Marihuana Operations; Marihuana Sampling and Testing; Marihuana Infused Products and Edible Marihuana Products; Marihuana Sale or Transfer; Marihuana Employees; Marihuana Hearings; Marihuana Disciplinary Proceedings; and Industrial Hemp for Marihuana Businesses. Those rule sets currently govern the program, though changes to the MRA’s rulesets are currently under consideration. The MRA also maintains a bulletins section on its website that provides advisory bulletins on topics including public health and safety, medical marihuana facilities licensing, adult-use/recreational marihuana, tips for licensees, and other technical guidance.
Michigan Licenses
On March 25, 2019, an affiliate of Cresco (the “Michigan Affiliate”) announced that it had completed the most comprehensive portion of Michigan’s application process, being pre-qualified for a cultivation and processing license by the Department of Licensing and Regulatory Affairs Medical Marihuana Licensing Board. The pre-qualification represents the authorization of the entity to move forward with the licensing process for its intended facilities.
On March 4, 2020, the Michigan Affiliate was granted approval to commence manufacturing medical products at its facility in Marshall, Michigan.
On March 16, 2020, the Michigan Affiliate received pre-qualification to operate in the adult-use market and received an adult-use processor license on June 22, 2020.
In June 2021, the Michigan Affiliate received its first medical and adult-use cultivation licenses. Additional cultivation licenses have been added as production capacity continues to grow.
Cresco’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Michigan licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Michigan cannabis and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects. All licenses are listed below.
Michigan Licenses
Holding Entity	Permit/License	City	Expiration Date	Description
Cresco Labs Michigan, LLC	PR-000067	Marshall	03/04/2023	Medical Processor License
	AU-P-000127	Marshall	06/22/2022	Adult-Use Processor License
	AU-G-C-000351	Marshall	06/22/2022	Adult-Use Cultivation
	AU-G-C-000352	Marshall	06/22/2022	Adult-Use Cultivation
	AU-G-C-000353	Marshall	06/22/2022	Adult-Use Cultivation
	AU-G-C-000354	Marshall	06/22/2022	Adult-Use Cultivation
	AU-G-C-000355	Marshall	06/22/2022	Adult-Use Cultivation
	GR-C-21-001012	Marshall	11/24/2022	Medical Cultivation
	GR-C-21-001013	Marshall	11/24/2022	Medical Cultivation
	GR-C-21-001014	Marshall	11/24/2022	Medical Cultivation
	GR-C-21-001015	Marshall	11/24/2022	Medical Cultivation
	GR-C-21-001016	Marshall	11/24/2022	Medical Cultivation
	GR-C-21-001017	Marshall	11/24/2022	Medical Cultivation
	GR-C-21-001018	Marshall	11/24/2022	Medical Cultivation
	GR-C-21-001019	Marshall	11/24/2022	Medical Cultivation
	GR-C-000726	Marshall	03/04/2023	Medical Cultivation
	GR-C-000727	Marshall	03/04/2023	Medical Cultivation
	AU-G-EX-000239	Marshall	06/22/2022	Adult-Use Cultivation
	AU-G-EX-000240	Marshall	06/22/2022	Adult-Use Cultivation
	AU-G-EX-000241	Marshall	06/22/2022	Adult-Use Cultivation
	AU-G-EX-000242	Marshall	06/22/2022	Adult-Use Cultivation
	AU-G-EX-000243	Marshall	06/22/2022	Adult-Use Cultivation
	AU-G-EX-000244	Marshall	06/22/2022	Adult-Use Cultivation
	AU-G-EX-000245	Marshall	06/22/2022	Adult-Use Cultivation
State operating licenses for marihuana businesses have a one (1) year term and are annually renewable if certain conditions are met: (a) the renewal application is submitted prior to the date the license expires, or within sixty (60) days of expiration if all other conditions are met and a late fee is paid, (b) the licensee pays the regulatory assessment fee set by LARA, and (c) the licensee continues to meet the requirements to be a licensee under the Michigan Cannabis Regulations. Each renewal application is reviewed by LARA, but there is no guarantee of a timely renewal. There is no ultimate expiry after which no renewals are permitted.
Michigan Regulations
Medical products may be purchased in a retail setting from a provisioning center by registered qualified patients, registered primary caregivers connected to a registered qualifying patient (each, a “Michigan Qualified Purchaser”); in each case, Michigan Qualified Purchasers must present a valid registry identification card issued by LARA (a “Michigan Registry ID”). For a Michigan Qualified Purchaser to receive Products, provision centers must deploy an inventory control and tracking system that is capable of interfacing with the statewide monitoring system to determine (a) whether a Michigan Qualified Purchaser holds a Michigan Registry ID and (b) whether the sale or transfer will exceed the then-current daily and monthly purchasing limit for the holder of the Michigan Registry ID. Adult Use products may be purchased from a provisioning center by any individual over the age of 21 who provides a valid, unexpired photo identification.
In order to receive a Michigan Registry ID, an applicant must provide: a completed application dated within one (1) year of submission, a written certification from a physician with a bona-fide physician-patient relationship to the underlying patient, the application or renewal fee, contact information for the patient, caregiver (if applicable) and physician, as well as proof of Michigan residency.
For registered qualifying patients, the daily purchasing limit is 2.5 ounces of marihuana or marihuana equivalents, and for registered primary caregivers, the daily purchasing limit is 2.5 ounces per underlying registered qualifying patient that the registered primary caregiver is connected with through the registration process. Finally, the licensee shall verify in the statewide monitoring system that the sale or transfer does not exceed the monthly purchasing limit of ten (10) ounces of marihuana product per month to a qualifying patient, either directly or through the qualifying patient’s registered primary caregiver. Adult Use customers may possess up to 2.5 ounces outside of their home, and up to 15 grams of cannabis concentrates. Michigan also allows a homegrown option, where an individual may grow up to 12 marihuana plants at home for personal use.
Allowable forms of medical marihuana include smokable dried flower, dried flower for vaporizing and marihuana infused products, which are defined under the Act to include topical formulations, tinctures, beverages, edible substances, or similar products containing usable marihuana that is intended for human consumption in a matter other than smoke inhalation. Under the Michigan / Cannabis Regulations, marihuana-infused products shall not be considered food.
Qualifying conditions for the medical marihuana program in Michigan are the following:
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Cancer, glaucoma, positive status for human immunodeficiency virus, acquired immune deficiency syndrome, hepatitis C, amyotrophic lateral sclerosis, Crohn’s disease, agitation of Alzheimer’s disease, nail patella, or the treatment of these conditions;

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A chronic or debilitating disease or medical condition or its treatment that produces one (1) or more of the following: cachexia or wasting syndrome; severe and chronic pain; severe nausea; seizures, including but not limited to those characteristics of epilepsy; or severe and persistent muscle spasms, including but not limited to those characteristic of multiple sclerosis;

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Post-Traumatic Stress Disorder (PTSD); and/or

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Any other medical condition or its treatment approved by the department under the Michigan Cannabis Regulations.

In the state of Michigan, only cannabis that is grown and manufactured in the state can be sold in the state.
Michigan Reporting Requirements
Pursuant to the requirements of the MTA, Michigan selected Franwell’s METRC software as the state’s third-party solution for integrated marihuana industry verification. Using METRC, regulators can track third-party inventory, permissible sales, and seed-to-sale information. Additionally, provisioning centers can use the METRC API to connect their own inventory management and/or point-of-sale systems to verify the identity as well as permissible sales.
Michigan Inspections
To ensure the safety and security of marihuana business premises and to maintain adequate controls against the diversion, theft, and loss of marihuana or marihuana products, a licensee center is required to:
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Maintain and submit a security operations plan that includes the following at a minimum:

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Escorts for all non-employee personnel in limited access areas.

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Secure locks for all interior rooms, windows and points of entry and exits with commercial grade, nonresidential door locks.

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An alarm system. Licensees will make all information related to the alarm system including monitoring and alarm activity available to LARA.

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A video surveillance system that, at a minimum, consists of digital or network video recorders, cameras, video monitors, digital archiving devices and a color printer capable of delivering still photos.

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24-hour surveillance footage with fixed, mounted cameras, tamper/theft proof secured storage mediums and a notification system for interruption or failure of surveillance footage or storage of surveillance footage. All surveillance footage must be of sufficient resolution to identify individuals, have accurate time/date stamps and be stored for a minimum of 14 days unless state regulators notify that such recordings may be destroyed. Surveillance footage must cover:

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All activity within 20 feet of all points of entry and exit to a facility.

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Any areas where marihuana products are weighed, packed, stored loaded, and unloaded for transportation, prepared, or moved within the marihuana facility.

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Limited-access areas and security rooms. Transfers between rooms must be recorded.

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Areas storing a surveillance system storage device with at least 1 camera recording the access points to the secured surveillance recording area.

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All entrances and exists to the building must be recorded from both indoor and outdoor vantage points. The areas of entrance and exit between marihuana facilities at the same location if applicable, including any transfers between marihuana facilities.

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Point of sale areas where Michigan marihuana products are sold and displayed for sale.

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State access to view and obtain copies of any surveillance footage through LARA or related investigators, agents, auditors and/or state police. A facility shall also provide copies of recordings to LARA upon request.

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Logs of the following:

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The identities of the employee or employees responsible for monitoring the video surveillance system.

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The identity of the employee who removed the recording from the video surveillance system storage device and the time and date removed.

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The identity of the employee who destroyed any recording.

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Maintain marihuana storage plan for provisioning centers that includes the following at a minimum:

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A secured limited access area for inventories of Products.

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Clearly labeled containers (a) marked, labeled, or tagged, (b) enclosed on all sides, and (c) latched or locked to keep all contents secured within. All such containers must be identified and tracked in accordance with the MTA.

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A locked area for chemical and solvents separate from products.

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Separation of marihuana-infused products from toxic or flammable materials.

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A sales or transfer counter or barrier separated from stock rooms to ensure registered qualifying patients or registered primary caregivers do not have direct access to products.

Inspections in Michigan are conducted on a scheduled, annual basis by MRA agents. Agents may also conduct random inspections at any time during the license cycle, including virtual inspections of seed-to-sale data and security footage.
Michigan Storage & Security
All marihuana and marihuana equivalents must be stored securely at all times. All facilities, cultivation, processing, and retail are required to have a designated vault area for product storage. Designated vault areas must meet minimum construction requirements in regards to construction integrity and commercial locking mechanisms. Designated vault areas include specific standards around camera coverage to include clear visibility of all areas where product is stored and moved. Medical and Adult Use product must be stored separately and clearly labeled as to which inventory it is included in.
Michigan Transportation
Marihuana and marihuana equivalents may only be moved between facilities in vehicles that have been registered with the MRA. Orders are individually packaged and manifested via the state mandated seed-to-sale system prior to leaving any facility. Each order is packaged individually and is coupled with its manifest within the vehicle. The route of transport, and departure and arrival times must be exact, and vehicles may not vary from their route.
Florida
Florida Regulatory Landscape and Licenses
In 2014, the Florida Legislature passed the Compassionate Use Act (the “CUA”) which was a low-THC (CBD) law, allowing cannabis containing not more than 0.8% THC to be sold to patients diagnosed with severe seizures or muscle spasms and cancer. The CUA created a competitive licensing structure and originally allowed for one (1) vertically-integrated license to be awarded in each of five (5) regions. The CUA set forth the criteria for applicants as well as the minimum qualifying criteria which included the requirement to hold a nursery certificate evidencing the capacity to cultivate a minimum of 400,000 plants, to be operated by a nurseryman and to be a registered nursery for at least 30 continuous years. The CUA also created a state registry to track dispensations. In 2016, the Florida Legislature passed the Right to Try Act (the “RTA”), which expanded the state’s medical cannabis program to allow for full potency THC products to be sold as “medical marijuana” to qualified patients.
In November of 2016, the Florida Medical Marijuana Legalization ballot initiative (the “Initiative”) to expand the medical cannabis program under the RTA was approved by 71.3% of voters, thereby amending the Florida constitution. The Initiative is now codified as Article X, Section 29 of the Florida Constitution.
The Initiative expanded the list of qualifying medical conditions to include cancer, epilepsy, glaucoma, HIV and AIDS, ALS, Crohn’s disease, Parkinson’s disease, multiple sclerosis, or other debilitating medical conditions of the same kind or class or comparable to those other qualifying conditions and for which a physician believes the benefits outweigh the risks to the patient. The Initiative also provided for the implementation of state-issued medical cannabis identification cards. In 2017, the Florida Legislature passed legislation implementing the constitutional amendment and further codifying the changes set forth in the constitution into law (the “2017 Law”). The 2017 Law provides for the issuance of ten (10) licenses to specific entities and another four (4) licenses to be issued for every 100,000 active qualified patients added to the registry. The 2017 law also initially limited license holders to a maximum of twenty-five (25) dispensary locations with the ability to purchase additional dispensary locations from one another, and for an additional five (5) locations to be allowed by the State for every 100,000 active qualified patients added to the registry. The 2017 legislation’s cap on dispensing facilities expired in April 2020.
On April 14, 2021, Cresco announced that it had completed its acquisition of the issued and outstanding shares of Bluma in an all-share transaction that valued Bluma at an equity value of $213.0 million. Under the terms of the Bluma Agreement, shareholders of Bluma received 0.0859 of a Cresco Share for each Bluma share held. Bluma owns and operates 3 Boys Farm, LLC dba One Plant, a vertically-integrated, licensed medical marijuana treatment center (“MMTC”) in the State of Florida. One Plant cultivates, processes, dispenses, and retails medical marijuana to qualified patients in the State of Florida through multiple retail dispensaries and an innovative next-day door-to-door e-commerce home delivery service, thereby offering convenient access for its customers and meeting the demands of an evolving retail landscape. As of the acquisition date, Bluma, under One Plant, had eight (8) strategically located dispensaries. Since the acquisition, Cresco has rebranded these dispensaries as Sunnyside*® and opened an additional seven (7) locations.
All Florida MMTCs are licensed by the Office of Medical Marijuana Use within the Florida Department of Health. There is one (1) state medical marijuana license that covers all facets of the operation. Licenses are valid for two (2) years. Renewals require compilation of certain operational materials and financial information, as well as payment of a fee.

A group, Regulate Florida, sought to place the questions of whether the state should legalize adult-use cannabis on the November 2022 ballot but was not successful. The group has indicated it will target the 2024 ballot instead. Regulate Florida will need to gather more than 222,000 signatures to trigger judicial and fiscal review and then more than 890,000 signatures to make the 2024 ballot.
Cresco’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Florida licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Florida cannabis and could have a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.
As of December 31, 2021, thirteen (13) dispensaries were operational.
Florida Licenses
Holding Entity	Permit/License	City	Expiration Date	Description
3 Boys Farms, LLC	MMTC-2017-0008	Vertically- integrated State License for all activities and locations	06/02/2022	Cultivation, manufacturing and processing and it establishes and allows for dispensary operations
Florida Inspections, Storage and Security
Cresco’s Florida facilities — both grow/processing and dispensaries — are regulated by the Florida Office of Medical Marijuana Use (OMMU). OMMU requires a licensee to establish security systems sufficient to ensure the safety of all individuals on site as well as security of all medical marijuana and medical marijuana product.
Each site must maintain a video surveillance system which includes camera coverage of all areas within the licensed site. This includes but is not limited to coverage of all means of ingress and egress, product storage areas, sales areas, and the perimeter of the facility. Cameras must be of a resolution and quality to be able to make out each individual, during day and night hours. Footage must be retained for a pre-determined timeframe, and employees within the facility must have the ability to access the system and generate historical footage, as well as still images.
All facilities must also maintain a physical security system inclusive of locks, access control devices, and audible alarms. All areas containing medical marijuana or medical marijuana must be sufficiently secured from the public with access limited to specific credentialed employees.
Medical marijuana and medical marijuana product must be stored in a vault room whose design is submitted to and approved by OMMU. Vaults must meet specific security requirements to prevent unauthorized access or product theft/diversion. Security systems in vault areas are highly scrutinized so that all activity within the vault can be tracked at all times.
Inspections of all facility types in Florida are conducted by OMMU agents. Regular inspections happen at opening of new facilities and at the annual license review of each facility. Outside of those random inspections can occur at any time, both on-site as well as desk reviews of security footage and seed to sale data.
Florida Transportation
Transportation of product between grow/process sites and dispensaries in Florida must be completed within an OMMU registered vehicle. All vehicles must maintain insurance coverage limits predetermined by OMMU. Product for delivery is segregated by individual delivery, with a prefilled manifest for each delivery accompanying. All manifests must be generated prior to leaving the grow/process facility. During deliveries, two (2) employees of the grow/process facility must stay with the vehicle at all times.

Cresco Compliance Program
Cresco’s Code of Conduct is based on the Federal Sentencing Guidelines, subsequent guidance from the Office of Inspector General and applicable federal and state laws and regulations.
The Code of Conduct establishes Cresco’s expectations for the conduct of all employees. All employees are expected to read, understand, and comply with the Code of Conduct and Cresco policies. The Code of Conduct is introduced at onboarding for all new hires, and all employees receive annual refresher training on elements of the Code of Conduct. Employees are expected to raise issues, concerns, and report any violations in good faith and can do so with full confidence in their actions. If an employee does not wish to be identified, independent hotline channels are available through EthicsPoint which is managed by an independent company called Navex Global. Retaliation against a reporting person by anyone is against the law, and a direct violation of the Code of Conduct. Anti-retaliation policy training is an annual training subject. Employees are also protected from retaliation for any participation in a company led investigation of possible violations. Cresco is committed to prompt and thorough investigation of any matter that violates the Code of Conduct or any other Policies. Cresco has established an Ethics Committee which meets at a regular cadence and monitors hotline reporting and investigations to ensure prompt response and proper investigation of all claims.
Risk & Control Framework
Cresco continues to work closely with internal and external risk area experts to further develop, enhance and improve its compliance and risk management and mitigation processes and procedures in furtherance of continued compliance with the complex federal and state regulatory frameworks under which Cresco operations are subject. The internal compliance program currently in place includes continued monitoring by managers and executives of Cresco and its subsidiaries to ensure that all operations conform to and comply with required laws, regulations, and operating procedures. Cresco further requires its operating subsidiaries to report and disclose all instances of non-compliance, regulatory, administrative, or legal proceedings that may be initiated against them.
Regulatory Compliance Program
Cresco has developed and continues to refine a robust regulatory compliance program designed to ensure operational requirements continue to be satisfied, and has worked closely with internal and external experts and counsel, (“Regulatory Counsel”) in every jurisdiction (state and local) in which it operates to assist in the development of standard operating procedures which assist Cresco in managing and monitoring its compliance with U.S. state law on an ongoing basis.
The Facility Directors and Regulatory Compliance representatives for each jurisdiction serve as the liaison to state and local regulators during both regular business hours and after hours. The Compliance department is responsible for ensuring operations and employees strictly comply with applicable laws, regulations and licensing conditions and ensure that operations do not endanger the health, safety or welfare of the community. The Facility Director and Compliance representative for each location coordinate with each operational unit within each facility to ensure that the operation and all employees are following and complying with Cresco’s security procedures and all regulatory compliance standards.
In conjunction with Cresco’s Human Resources and Operations Departments, the Compliance and Quality departments help oversee and implement mandatory training for employees based on their function and role, including but not limited to the following topics:
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Compliance with state and local laws

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Dispensing procedures

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Security & safety policies and procedures

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Inventory control procedures

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Seed-to-Sale Tracking System

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Cultivation, Manufacturing & Quality Control

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Customer Complaints, Returns, & Recalls procedures

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Distribution & Transportation procedures

Cresco’s Compliance program emphasizes security and inventory control to ensure strict monitoring of cannabis and inventory from delivery by a licensed distributor to sale or disposal. Only authorized, properly trained employees are allowed to access Cresco’s computerized seed-to-sale system.
Cresco’s Compliance department and Legal team monitors all compliance notifications from regulators and inspectors in each market to ensure timely resolution of issues identified. The team maintains records of compliance notifications received from the state regulators or inspectors and how and when the issue was resolved. Cresco has a comprehensive set of standard operating procedures that include detailed descriptions and instructions for receiving shipments of inventory, inventory tracking, recordkeeping and record retention practices related to inventory, as well as procedures for performing inventory reconciliation and ensuring the accuracy of inventory tracking and recordkeeping, among other subjects. Cresco maintains accurate records of its inventory at all licensed facilities. Adherence to Cresco’s standard operating procedures is mandatory and ensures that Cresco’s operations are compliant with the rules set forth by the applicable state and local laws, regulations, ordinances, licensing, and other requirements.
In addition to the above disclosure, please see “Risk Factors” section below for further risk factors associated with the operations of Cresco.
Seed-to-Sale Tracking Software
Cresco utilizes state specified and required seed-to-sale tracking platforms that integrate the inventory management program and facilitates the reporting, review, and assurance of continued compliance with state and local requirements. As specified by state requirements and Cresco Standard Operating Procedures, daily, weekly, and monthly inventory counts, as well as random inventory spot checks, are built into routine operations to ensure that physical product inventory reflects the records of the inventory management systems.
Product Quality
Cresco ensures compliance and the integrity of our products through the implementation of an effective quality management system. Operations follow established processes and quality is measured and monitored to ensure issues are identified and addressed in a timely manner.

DESCRIPTION OF PROPERTY
We have no material properties.

LEGAL PROCEEDINGS AND REGULATORY ACTIONS
During the year ended December 31, 2020, a former executive of Cresco commenced proceedings against Cresco. On January 29, 2021, Cresco commenced an action in the Supreme Court of British Columbia against various parties, including this former executive and a special purpose acquisition entity. On February 1, 2021, a binding settlement was reached, and the terms were memorialized in an agreement as of March 1, 2021. The agreed-upon terms included a payment of 1.3 million Cresco Shares to the counterparty relating to certain equity awards previously held by the counterparty in exchange for a number of covenants including non-solicitation, non-hire, certain provisions surrounding voting rights and limitations on future sales of Cresco shares. As contemplated by the settlement, Cresco discontinued the action on February 4, 2021, and a mutual release of claims resulted. On December 31, 2020, Cresco recorded a provision of $13.6 million for this settlement. The payment of 1.3 million Cresco Shares was made during the first quarter of 2021.
Other than a civil dispute whereby Cresco, as plaintiff, is seeking damages for breach of contract, and the aforementioned matter, to Cresco’s knowledge, there are no legal proceedings or regulatory actions material to Cresco to which it is a party, or has been a party to, or of which any of its property is or was the subject matter of, and no such proceedings or actions are known by Cresco to be contemplated.

OWNERSHIP AND EXCHANGE CONTROLS
Limitations on the ability to acquire and hold our shares may be imposed by the Competition Act (Canada). This legislation establishes a pre-merger notification regime for certain types of merger transactions that exceed certain statutory shareholding and financial thresholds. Transactions that are subject to notification cannot be closed until the required materials are filed and the applicable statutory waiting period has expired or been waived by the Commissioner of Competition, or the Commissioner. Further, the Competition Act (Canada) permits the Commissioner to review any acquisition of control over or of a significant interest in our company, whether or not it is subject to mandatory notification. This legislation grants the Commissioner jurisdiction, for up to one year, to challenge this type of acquisition before the Canadian Competition Tribunal if it would, or would be likely to, substantially prevent or lessen competition in any market in Canada.

DESCRIPTION OF CAPITAL STRUCTURE
Cresco is authorized to issue an unlimited number of Cresco Shares, an unlimited number of PVS and an unlimited number of MVS. As of May 24, 2022 the outstanding share capital of Cresco consists of: (i)  273,094,112 Cresco Shares; (ii)  101,013 PVS (which are convertible on a 1:200 basis into 20,202,690 Cresco Shares); (iii) 500,000 MVS; and 639 SSVS (as converted to Cresco Shares).
Summary of Share Provisions
Subordinate Voting Shares
Right to Notice and Vote
Holders of Cresco Shares will be entitled to notice of and to attend at any meeting of the shareholders of Cresco, except a meeting of which only holders of another particular class or series of shares of Cresco will have the right to vote. At each such meeting, holders of Cresco Shares will be entitled to one vote in respect of each Cresco Share held.

Class Rights & Right of First Refusal
As long as any Cresco Shares remain outstanding, Cresco will not, without the consent of the holders of the Cresco Shares by separate special resolution, prejudice or interfere with any right attached to the Cresco Shares. Holders of Cresco Shares will not be entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Cresco Shares, or bonds, debentures, or other securities of Cresco now or in the future.

Dividends	Holders of Cresco Shares will be entitled to receive as and when declared by the directors of Cresco, dividends in cash or property of Cresco.
Participation
In the event of the liquidation, dissolution or winding-up of Cresco, whether voluntary or involuntary, or in the event of any other distribution of assets of Cresco among its shareholders for the purpose of winding up its affairs, the holders of Cresco Shares shall, subject to the prior rights of the holders of any shares of Cresco ranking in priority to the Cresco Shares (including, without restriction, the MVS) be entitled to participate ratably along with all other holders of Cresco Shares, SSVS (on an as-converted to Cresco Shares basis) and the PVS (on an as-converted to Cresco Shares basis).

Changes
No subdivision or consolidation of the Cresco Shares shall occur unless, simultaneously, the Cresco Shares, the SSVS, the PVS and the MVS are subdivided or consolidated in the same manner, or such other adjustment is made so as to maintain and preserve the relative rights of the holders of the shares of each of the said classes.

Conversion
In the event that an offer is made to purchase PVS and the offer is one which is required, pursuant to applicable securities legislation or the rules or conditions of listing of a stock exchange on which the PVS are then listed, to be made to all or substantially all the holders of PVS in a given province or territory of Canada to which these requirements apply, each Cresco Share shall become convertible at the option of the holder into PVS at the inverse of the Conversion Ratio then in effect at any time while the offer is in effect until one day after the time prescribed by applicable securities legislation for the offeror to take up and pay for such shares as are to be acquired pursuant to the offer. The conversion right may only be exercised in respect of Cresco Shares for the purpose of depositing the resulting PVS pursuant to the offer, and for no other reason. In such event, Cresco’s transfer agent shall deposit the resulting PVS on behalf of the holder. Should the PVS issued upon conversion and tendered in response to the offer be withdrawn by shareholders or not taken up by the offeror, or should the offer be abandoned or withdrawn, the PVS resulting from the conversion shall be automatically reconverted, without further intervention on the part of Cresco or on the part of the holder, into Cresco Shares at the Conversion Ratio then in effect.

Take-Over Bid Protection
In the event that a take-over bid is made for the Cresco Shares, the holders of Cresco Shares will not be entitled to participate in such offer and may not tender their shares into any such offer, whether under the terms of the Cresco Shares or under any coattail trust or similar agreement.
The Founders have entered into an investment agreement with Cresco whereby, upon any sale of MVS to a third-party purchaser that is not the holder’s immediate family members or an affiliated entity or a transfer to the other Founder or an entity affiliated with the other Founder, such MVS will immediately be redeemed by Cresco for their issue price. See “Super Voting Shares — Investment Agreement” below. Additionally, as noted above, Cresco’s articles entitle the holders of Cresco Shares to convert to PVS and tender to any take-over bid made solely to the holders of PVS.
Proportionate Voting Shares
Right to Vote
Holders of PVS will be entitled to notice of and to attend at any meeting of the shareholders of Cresco, except a meeting of which only holders of another particular class or series of shares of Cresco will have the right to vote. At each such meeting, holders of PVS will be entitled to one vote in respect of each Cresco Share into which such PVS could ultimately then be converted, which for greater certainty, shall initially be equal to 200 votes per PVS (subject to adjustment at the discretion of Cresco Board, depending upon the ratios necessary to preserve foreign private issuer status).

Class Rights
As long as any PVS remain outstanding, Cresco will not, without the consent of the holders of the PVS and MVS by separate special resolution, prejudice or interfere with any right or special right attached to the PVS. Consent of the holders of a majority of the outstanding PVS and MVS shall be required for any action that authorizes or creates shares of any class having preferences superior to or on a parity with the PVS. In connection with the exercise of the voting rights for the foregoing only, each holder of PVS will have one vote in respect of each PVS held.

Rights to Subscribe; Pre-Emptive Rights	The holders of PVS are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Cresco Shares, or bonds, debentures, or other securities of Cresco.
Dividends
The holder of PVS shall have the right to receive dividends, out of any cash or other assets legally available therefore, pari passu (on an as converted basis, assuming conversion of all PVS into Cresco Shares) as to dividends and any declaration or payment of any dividend on the Cresco Shares. No dividend will be declared or paid on the PVS unless Cresco simultaneously declares or pays, as applicable, equivalent dividends (on an as-converted to Cresco Shares basis) on the Cresco Shares.

Participation
In the event of the liquidation, dissolution or winding-up of Cresco, whether voluntary or involuntary, or in the event of any other distribution of assets of Cresco among its shareholders for the purpose of winding up its affairs, the holders of PVS will, subject to the prior rights of the holders of any shares of Cresco ranking in priority to the PVS (including, without restriction, the MVS), be entitled to participate ratably along with all other holders of PVS (on an as-converted to Cresco Shares basis) and the Cresco Shares.

Changes
No subdivision or consolidation of the PVS shall occur unless, simultaneously, the Cresco Shares, the PVS and the MVS are subdivided or consolidated in the same manner, or such other adjustment is made so as to maintain and preserve the relative rights of the holders of the shares of each of the said classes.

Conversion
The PVS each have a restricted right to convert into 200 Cresco Shares (the “Conversion Ratio”), subject to adjustments for certain customary corporate changes and foreign private issuer considerations. The ability to convert the PVS is subject to a restriction that the aggregate number of Cresco Shares, PVS and MVS held of record, directly or indirectly, by residents of the United States (as determined in accordance with Rules 3b-4 and 12g3-2(a) under the Securities Exchange Act of 1934, as amended), may not exceed forty percent (40%) (subject to adjustment) of the aggregate number of Cresco Shares, PVS and MVS issued and outstanding after giving effect to such conversions and to a restriction on beneficial ownership of Cresco Shares exceeding certain levels. In addition, Cresco has the right to convert the PVS into Cresco Shares in certain circumstances, including upon the registration of the Cresco Shares under the United States Securities Act of 1933, as amended.

Super Voting Shares
Right to Vote
Holders of MVS shall be entitled to notice of and to attend at any meeting of the shareholders of Cresco, except a meeting of which only holders of another particular class or series of shares of Cresco shall have the right to vote. At each such meeting holders of MVS shall be entitled to 2,000 votes in respect of each MVS held provided that, if at any time the aggregate number of issued and outstanding (i) Cresco Redeemable Shares in the capital of Cresco (if applicable) and (ii) Cresco Redeemable Units in the capital of Cresco (or such securities of any successor to Cresco Corp or Cresco as may exist from time to time) beneficially owned, directly or indirectly by a holder of the MVS (the “Holder”) and the Holder’s predecessor or transferor, permitted transferees and permitted successors, and any prior transferor’s transferor and any prior permitted transferee’s permitted transferee (the “Holder’s Group”), divided by the aggregate number of (i) Cresco Redeemable Shares (if applicable) and (ii) Cresco Redeemable Units beneficially owned, directly or indirectly by the Holders and the Holder’s Group as at the date of completion of the Business Combination transaction involving, among others, Cresco, Cresco Corp and Cresco be less than 50% (the “Triggering Event”), the Holder shall from that time forward be entitled to 50 votes in respect of each MVS held. The holders of MVS shall, from time to time upon the request of Cresco, provide to Cresco evidence as to such holders’ direct and indirect beneficial ownership (and that of its permitted transferees and permitted successors) of Cresco Redeemable Shares (if applicable) and Cresco Redeemable Units to enable Cresco to determine the voting entitlement of the MVS. For the purposes of these calculations, a Holder shall be deemed to beneficially own Cresco Redeemable Shares (if applicable) held by an intermediate company or fund in proportion to their equity ownership of such company or fund.

Class Rights
As long as any MVS remain outstanding, Cresco will not, without the consent of the holders of the MVS by separate special resolution, prejudice or interfere with any right or special right attached to the MVS. Consent of the holders of a majority of the outstanding MVS shall be required for any action that authorizes or creates shares of any class having preferences superior to or on a parity with the MVS. In connection with the exercise of these voting rights, each holder of MVS will have one vote in respect of each MVS held.

Rights to Subscribe; Pre-Emptive Rights
The holders of MVS are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Cresco Shares, or bonds, debentures, or other securities of Cresco not convertible into MVS, now or in the future.

Dividends	The holders of the MVS shall not be entitled to receive dividends.
Participation
In the event of the liquidation, dissolution or winding-up of Cresco, whether voluntary or involuntary, or in the event of any other distribution of assets of Cresco among its shareholders for the purpose of winding up its affairs, Cresco will distribute its assets firstly and in priority to the rights of holders of any other class of shares of Cresco (including the holders of Cresco Shares and the PVS) to return the issue price of the MVS to the holders, thereof and if there are insufficient assets to fully return the issue price to the holders of the MVS, such holders will receive an amount equal to their pro-rata share in proportion to the issue price of their MVS along with all other holders of MVS. The holders of MVS shall not be entitled to receive directly or indirectly as holders of MVS any other assets or property of Cresco and their sole rights will be to the return of the issue price of such MVS in accordance with this paragraph.

Changes
No subdivision or consolidation of the MVS shall occur unless, simultaneously, the MVS, PVS and the Cresco Shares are subdivided or consolidated in the same manner, so as to maintain and preserve the relative rights of the holders of the shares of each of the said classes.

Conversion	The holders of the MVS shall have no right of conversion.
Redemption Rights
Upon the occurrence of a Triggering Event, Cresco has the right to redeem all or some of the MVS from the Holder and Holder’s Group who caused the Triggering Event to occur, by providing two days prior written notice to the Holder and Holder’s Group of such MVS, for an amount equal to the issue price for each MVS, payable in cash to the holders of the MVS so redeemed. Cresco need not redeem MVS on a pro-rata basis among the Holders or Holder’s Group. Holders of MVS to be redeemed by Cresco shall surrender the certificate or certificates representing such MVS to Cresco at its records office duly assigned or endorsed for transfer to Cresco (or accompanied by duly executed share transfers relating thereto).
Each surrendered certificate shall be canceled, and Cresco shall thereafter make payment of the applicable redemption amount by certified cheque, bank draft or wire transfer to the registered holder of such certificate; provided that, if less than all the MVS represented by a surrendered certificate are redeemed then a new share certificate representing the unredeemed balance of MVS represented by such certificate shall be issued in the name of the applicable registered holder of the canceled share certificate. If on the applicable redemption date the redemption price is paid (or tendered for payment) for any of the MVS to be redeemed then on such date all rights of the holder in the MVS so redeemed and paid or tendered shall cease and such redeemed MVS shall no longer be deemed issued and outstanding, regardless of whether or not the holder of such MVS has delivered the certificate(s) representing such securities to Cresco, and from and after such date the certificate formerly representing the retracted MVS shall evidence only the right of the former holder of such MVS to receive the redemption price to which such holder is entitled.

Transfer
No MVS may be transferred by the holder thereof unless such transfer is to an immediate family member or a transfer for the purposes of estate or tax planning to a company or person that is wholly beneficially owned by such holder or immediate family members of such holder or which such holder or immediate family members of such holder are the sole beneficiaries thereof. In order to be effective, any transfer shall require the prior written consent of Cresco.

Investment Agreement
To supplement the rights, privileges, restrictions and conditions attached to the MVS, Cresco and the Founders, being the initial holders of MVS, entered into an investment agreement effective as of the completion of the Business Combination which, among other things, provides that (i) each MVS will be transferable only to the holder’s immediate family members or an affiliated entity or a transfer to the other Founder or an entity affiliated with the other Founder, and (ii) upon any sale of MVS to a third-party purchaser not listed in clause (i), such MVS will immediately be redeemed by Cresco for their issue price.

Special Subordinate Voting Shares
Right to Vote	Holders of SSVS shall be entitled to notice of and to attend at any meeting of the shareholders of Cresco, except a meeting of which only holders of another particular class or series of shares of Cresco shall have the right to vote. At each such meeting, holders of SSVS will be entitled to one vote in respect of each Cresco Share into which such SSVS could ultimately then be converted, which for greater certainty, shall initially be equal to 0.00001 of a vote per SSVS.
Class Rights
As long as any SSVS remain outstanding, Cresco will not, without the consent of the holders of the SSVS by separate special resolution, prejudice or interfere with any right or special right attached to the SSVS. In connection with the exercise of these voting rights, each holder of SSVS will have one vote in respect of each SSVS.

Rights to Subscribe; Pre-Emptive Rights
The holders of SSVS are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Cresco Shares, or bonds, debentures, or other securities of Cresco now or in the future.

Dividends
The holders of SSVS shall have the right to receive dividends, out of any cash or other assets legally available therefore, pari passu (on an as converted basis, assuming conversion of all SSVS into Cresco Shares at the Special Conversion Ratio) as to dividends and any declaration or payment of any dividend on the Cresco Shares. No dividend will be declared or paid on the SSVS unless Cresco simultaneously declares or pays, as applicable, equivalent dividends (on an as-converted to Cresco Shares basis) on the Cresco Shares and the PVS.

Participation
In the event of the liquidation, dissolution or winding-up of Cresco, whether voluntary or involuntary, or in the event of any other distribution of assets of Cresco among its shareholders for the purpose of winding up its affairs, the holders of SSVS will, subject to the prior rights of the holders of any shares of Cresco ranking in priority to the SSVS (including, without restriction, the MVS), be entitled to participate ratably along with all other holders of Cresco Shares (on an as-converted to Cresco Shares basis), the PVS (on an as-converted to Cresco Shares basis) and the Cresco Shares.

Changes
The SSVS may be subdivided or consolidated by resolution of the directors (or a committee thereof) without the simultaneous subdivision or consolidation of the Cresco Shares, the PVS and the MVS in the same manner, provided that the Special Conversion Ratio is correspondingly adjusted and the voting rights of the SSVS are correspondingly adjusted such that the aggregate number of votes held by all holders of SSVS prior to subdivision or consolidation is equal to the aggregate number of votes held by all holders of SSVS following the subdivision or consolidation.

Ownership Restrictions	The SSVS may only be beneficially owned or controlled, directly or indirectly, by a person or persons who are not specified U.S. Persons.
Transfer Restrictions
No SSVS or any rights or interests therein may be transferred legally, beneficially or in any other manner by the holder thereof without the prior written consent of Cresco Board (or a committee thereof), which may be withheld in its sole discretion.

Redemption Rights
Cresco has the right to redeem all or some of the SSVS from any holder thereof at any time by providing two days prior written notice (the “Redemption Notice”) to such holder for either: (i) cash, at a price per SSVS equal to the Special Conversion Ratio (as may be adjusted in accordance with its terms) multiplied by the average volume-weighted average trading price of the Cresco Shares on the CSE (or such other stock exchange or quotation system the Cresco Shares are then principally listed or quoted) for the 10 trading days immediately prior to the date of the Redemption Notice; or (ii) Cresco Shares at the Special Conversion Ratio, as may be adjusted in accordance with its terms. Cresco need not redeem SSVS on a pro-rata basis among the holders of SSVS.

Conversion
Holders of SSVS have a restricted right to convert into 0.00001 of a Cresco Share per SSVS (the “Special Conversion Ratio”), subject to customary adjustments for certain corporate changes. The ability to convert the SSVS is subject to the prior written consent of Cresco Board or a committee thereof. Cresco may require each holder of SSVS to convert all, and not less than all, of the SSVS at the applicable Special Conversion Ratio, if at any time all the following conditions are satisfied (or otherwise waived by special resolution of holders of SSVS): (A) Cresco is no longer a “foreign private issuer” (as determined in accordance with Rule 3b-4 of the U.S. Exchange Act); or (B) Cresco Board (or a committee thereof) determine that the SSVS are no longer necessary or required.

Description of Share Capital of Cresco
The share capital of Cresco consists of Cresco Voting Shares and Cresco Redeemable Shares.
Holders of Cresco Voting Shares are entitled to receive notice of, attend and vote at meetings of the security holders of Cresco Corp (other than meetings at which only holders of another class or series of shares are entitled to vote separately as a class or series). Each Cresco Voting Share entitles the holder thereof to one vote on all matters upon which holders of Cresco Voting Shares are entitled to vote.
Holders of Cresco Redeemable Shares are entitled to exchange or redeem their Cresco Redeemable Shares for PVS pursuant to the terms specified in the articles of incorporation of Cresco Corp. Cresco Redeemable Shares do not entitle the holders thereof to receive notice of, attend or vote at meetings of the security holders.
A holder of Cresco Redeemable Shares (other than Cresco) has the right to cause Cresco Corp to redeem its Cresco Redeemable Shares. If a holder of Cresco Redeemable Shares (other than Cresco) exercises its redemption or exchange right, Cresco Corp will repurchase for cancellation each such Cresco Redeemable Share submitted for redemption or exchange in consideration for either PVS (currently, at a ratio of 1 PVS for every 200 Cresco Redeemable Shares exchanged) or a cash amount equal to the cash settlement amount applicable to such Cresco Redeemable Share, as determined by Cresco Corp; provided that Cresco Corp may assign to Cresco its rights and obligations to effect a redemption or exchange directly with the redeeming holder. For further details on the rights attached to PVS, please see “— Proportionate Voting Shares” above. For greater certainty, Cresco Corp or Cresco may elect to deliver Cresco Shares (currently, on a 1:1 basis) in lieu of the PVS for the Cresco Redeemable Shares exchanged.
Description of Unit Capital of Cresco
Management of Cresco
Following consummation of the Business Combination, Cresco Corp became the sole manager of Cresco LLC and has the exclusive right, power, and authority to manage, control, administer and operate the business and affairs and to make decisions regarding the undertaking and business of Cresco LLC, subject to the terms of the A&R LLC Agreement and applicable laws.
A&R LLC Agreement
The following is a summary of the material provisions set forth in the A&R LLC Agreement.
Duration
Cresco LLC has perpetual existence and will continue as a limited liability company until and unless Cresco LLC is terminated or dissolved in accordance with the A&R LLC Agreement and the Illinois Limited Liability Company Act, as amended (“ILLCA”).
Purpose of Cresco LLC
The principal purpose and business of Cresco LLC is to engage in any lawful act or activity for which a limited liability company may be organized under the ILLCA and to conduct such other activities as may be necessary, advisable, convenient or appropriate to promote or conduct the business of Cresco LLC as set forth herein, including, but not limited to, entering into partnership agreements in the capacity of a general or limited partner, becoming a member of a joint venture or a limited liability company, participating in forms of syndication for investment, owning stock in corporations and the incurring of indebtedness and the granting of liens and security interests on the real and personal property of Cresco LLC.
Management: The Manager
Cresco Corp is the sole manager of Cresco LLC and manages all of Cresco LLC’s operations and activities in accordance with the A&R LLC Agreement. Cresco Corp has the capacity and authority to act as the manager of Cresco LLC.
Subject to the terms of the A&R LLC Agreement and the ILLCA, Cresco Corp has the full and exclusive right, power, and authority to manage, control, administer and operate the business and affairs and to make decisions regarding the undertaking and business of Cresco LLC. Among other things, Cresco Corp is empowered to negotiate, execute, and perform all agreements, conveyances or other instruments on behalf of Cresco LLC, and to mortgage, charge or otherwise create a security interest over any or all of the property of Cresco LLC or its subsidiaries, and to sell property subject to such a security interest.
The A&R LLC Agreement provides that, where Cresco Corp is permitted or required to take any action or to make a decision in its “sole discretion”, “discretion”, with “complete discretion” or any other grant of similar authority and latitude under the A&R LLC Agreement in managing Cresco’s operations and activities, Cresco Corp entitled to consider only such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by the ILLCA, have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of, or factors affecting, Cresco or the other Cresco Members.
Despite the foregoing, Cresco Corp is only able to take certain types of actions (as set forth in the A&R LLC Agreement) if the same are approved, consented to, or directed by a majority of the Cresco Members.
Capital Structure of Cresco LLC, Cresco Corp, and Cresco
Upon the closing of the Business Combination, the capital of Cresco LLC initially consisted of three (3) classes of units: the interest of Cresco Corp is to be represented by Common Units with the number of issued Common Units immediately following the Business Combination to be equal to the respective number of Cresco Shares issued and outstanding, provided that such Common Units held by Cresco Corp shall not entitle Cresco Corp to any exchange or redemption rights with respect to such Common Units. The interests of other Cresco Members are represented by Common Units, pursuant to which all such other Cresco Members are entitled to certain exchange rights and redemption rights, as provided in the A&R LLC Agreement. Such Common Units held by such other Cresco Members are referred to herein as “Cresco Redeemable Units.” The A&R LLC Agreement also authorizes the issuance of AO LTIP Units, FV LTIP Units, or other classes or series of membership units issued in accordance with Exhibit A of the A&R LLC Agreement (“LTIP Units”) to persons who provide services for or on behalf of Cresco LLC, which such LTIP Units shall entitle the holder to certain rights and privileges, including the right to convert such LTIP Units to Common Units, subject to certain restrictions, qualifications and limitations, each as provided in the A&R LLC Agreement.
When Cresco issues Cresco Shares, it may contribute all or a portion of the net proceeds to Cresco Corp in exchange for additional shares of Cresco Corp stock. Upon receipt of any such net proceeds from Cresco, Cresco Corp will generally contribute such net proceeds to Cresco LLC as a capital contribution on account of its Common Units. In the event that a new class of shares in the capital of Cresco is created, Cresco Corp may create a corresponding new class of Cresco LLC Units that has corresponding distribution rights to such new class of Cresco shares and will cause Cresco LLC to issue new units of such class to Cresco Corp. Cresco may contribute all or a portion of the net proceeds from the issuance of any such shares to Cresco Corp and Cresco Corp, upon receipt of such proceeds, will generally contribute such net proceeds to Cresco LLC in exchange for units of Cresco LLC.
If Cresco proposes to redeem, repurchase or otherwise acquire any Cresco Shares for cash, the A&R LLC Agreement requires that Cresco Corp cause Cresco LLC to redeem a corresponding number of Common

Units held by Cresco Corp at an aggregate redemption price equal to the aggregate purchase or redemption price of the Cresco Shares being repurchased or redeemed by Cresco (plus any expenses related thereto) and upon such other terms as are the same for the redemption by Cresco, and the A&R LLC Agreement further requires that Cresco Corp, immediately prior to such redemption, repurchase or acquisition by Cresco, but immediately following the redemption by Cresco, to redeem a corresponding number of shares of Cresco Corp stock held by Cresco at an aggregate redemption price equal to the aggregate purchase or redemption price of the Cresco Shares being repurchased or redeemed by Cresco (plus any expenses related thereto) and upon such other terms as are the same for the redemption by Cresco.
In the event that any change is effected in the share capital of Cresco, Cresco LLC shall undertake all actions requested by Cresco Corp, including a reclassification, distribution, division or recapitalization of the Common Units to maintain at all times the same ratios between the number of Cresco Shares, the number of Cresco Corp shares and the number of Common Units issued and outstanding immediately prior to any such reclassification, consolidation, split, dividend of securities or other recapitalization including, without limitation, also effecting a reclassification, consolidation, split, dividend of securities or other recapitalization with respect to, as applicable, the Cresco Shares, Cresco Corp shares and Common Units.
Exchange Mechanism
A holder of Common Units (other than Cresco Corp) has the right to cause Cresco LLC to redeem its Common Units. If a holder of Common Units (other than Cresco Corp) exercises its exchange right, Cresco LLC will repurchase for cancellation each such Common Unit submitted for exchange in consideration for either PVS (at a ratio of 1 PVS for every 200 Common Units exchanged) or a cash amount equal to the cash settlement amount applicable to such Common Unit, as determined by Cresco Corp, provided that Cresco Corp shall have the right to complete such exchange directly with the redeeming holder or may assign to Cresco its rights and obligations to effect an exchange directly with the redeeming holder. For greater certainty, Cresco LLC may elect to deliver Cresco Shares (currently, on a 1:1 basis) in lieu of the PVS for the Common Units exchanged.
Any holder that causes Cresco LLC to redeem its Common Units pursuant to the terms of the A&R LLC Agreement and otherwise fails to comply with the documentation requirements of U.S. Tax Code Section 1446, including the requirement that such holder provides to Cresco a properly completed IRS Form W-9 or satisfy another exception as permitted within U.S. Tax Code Section 1446, prior to the effective time of any such redemption or exchange, will generally be subject to U.S. withholding tax equal to ten percent (10%) of the fair market value of the PVS or the cash, as applicable, to be delivered to such holder pursuant to such redemption or exchange.
Additional Common Units; No Preemptive Rights
Except as described above, the A&R LLC Agreement authorizes Cresco Corp to cause Cresco LLC to issue additional Common Units and securities convertible or exchangeable into Common Units on any terms and conditions of offering and sale as Cresco Corp in its discretion may determine, including with respect to acquisitions by Cresco LLC of additional assets or equity interests in corporations, partnerships, limited liability companies and other entities and with respect to executive compensation. Unless otherwise determined by Cresco Corp, no person or entity shall have preemptive, preferential or any other similar right with respect to the issuances of any interest in Cresco LLC.
LTIP Units
Cresco may issue LTIP Units to new or existing Cresco Members in exchange for services performed or to be performed on behalf of Cresco. LTIP Units are intended to qualify as “profits interests” for U.S. federal income tax purposes in Cresco. Two initial series of LTIP Units designated as AO LTIP Units and FV LTIP Units, respectively, will be established. The number of LTIP Units, AO LTIP Units and FV LTIP Units that may be issued by Cresco shall not be limited.
LTIP Units may, in the sole discretion of Cresco Corp, be issued subject to vesting, forfeiture and additional restrictions on transfer pursuant to the terms of an award, vesting or other similar agreement. The terms of any such award, vesting or similar agreement may be modified by Cresco Corp from time to time in its sole discretion, subject to any restrictions on amendment imposed by the relevant award, vesting or similar agreement or by the terms of any plan pursuant to which the LTIP Units are issued, if applicable.
Unless otherwise specified in the relevant award, vesting or similar agreement, upon the occurrence of any event specified in such an agreement resulting in either the forfeiture of any LTIP Units or the repurchase thereof by Cresco at a specified purchase price, then, upon the occurrence of the circumstances resulting in such forfeiture or repurchase by Cresco, the relevant LTIP Units shall immediately and without any further action be treated as canceled and no longer outstanding for any purpose or as transferred to Cresco.
Upon the occurrence of certain events, including (A) Cresco making a distribution on all outstanding Common Units in Units; (B) Cresco subdividing the outstanding Common Units into a greater number of Units or combining the outstanding Common Units into a smaller number of Units; or (C) Cresco issuing any Units in exchange for its outstanding Common Units by way of reclassification or recapitalization, then Cresco shall make a corresponding adjustment to the LTIP Units to maintain the same correspondence between the Common Units and LTIP Units as existed prior to the occurrence of any such actions.
A holder of LTIP Units shall have the right, at his or her option, at any time to convert all or a portion of his or her vested LTIP Units as follows:
1.
an AO LTIP Unit that has become a vested LTIP Unit shall be converted into a number (or fraction thereof) of fully paid and non-assessable Common Units, giving effect to all adjustments (if any) made pursuant to terms of the A&R LLC Agreement equal to the applicable conversion factor as provided in the A&R LLC Agreement; and

2.
an FV LTIP Unit that has become a vested LTIP Unit shall be converted into a number (or fraction thereof) of fully paid and non-assessable Common Units, giving effect to all adjustments (if any) made pursuant to the terms of the A&R LLC Agreement equal to the applicable conversion factor as provided in the A&R LLC Agreement.

If Cresco LLC or Cresco Corp is a party to any transaction (including without limitation a merger, consolidation, unit exchange, self-tender offer for all or substantially all Common Units or other business combination or reorganization, or sale of all or substantially all of Cresco’s assets, but excluding any transaction which constitutes an event requiring an adjustment to the LTIP Units to maintain the same correspondence between the Common Units and the LTIP Units, as described above) as a result of which Common Units shall be exchanged for or converted into the right, or the holders of Common Units shall otherwise be entitled to receive cash, securities or other property or any combination thereof, then Cresco Corp shall, immediately prior to such transaction, insure the conversion of the maximum number of LTIP Units then eligible for conversion, taking into account any allocations that occur in connection with such transaction or that would occur in connection with such transaction if the assets of Cresco were sold at the applicable price of such transaction or, if applicable, at a value determined by Cresco Corp in good faith using the value attributed to the Common Units in the context of the such transaction (in which case the date of the forced LTIP Unit conversion shall be the effective date of such transaction and the conversion shall occur immediately prior to the effectiveness of such transaction).
LTIP Units are not redeemable at the option of Cresco LLC; provided, however, that the foregoing shall not prohibit Cresco from repurchasing LTIP Units from the holder thereof if and to the extent that such holder agrees to sell such LTIP Units.
Except as otherwise set forth in the relevant award, vesting or similar agreement or other separate agreement, and subject to the terms and conditions set forth in the A&R LLC Agreement, on or at any time after an applicable LTIP Unit conversion date each LTIP Unitholder has the right to require Cresco to redeem all or a portion of the Common Units into which such LTIP Unit holder’s LTIP Units were converted in exchange for cash, unless the terms of the A&R LLC Agreement, the relevant award, vesting or similar agreement or other separate agreement entered into between Cresco and the LTIP Unit holder expressly provide that such Common Units are not entitled to such redemption right.
Except as otherwise provided in the A&R LLC Agreement, holders of LTIP Units shall not have the right to vote on any matters submitted to a vote of the Cresco Members.

Subject to the terms of the relevant award, vesting or similar agreement or other documentation pursuant to which LTIP Units are granted, except in connection with the exercise of a redemption, a holder of LTIP Units may not transfer all or any portion of his or her LTIP Units without the prior written consent of Cresco Corp, which consent may be given or withheld in Cresco Corp’s sole and absolute discretion.
Transfer of Common Units
Except as permitted by the A&R LLC Agreement, no holder of Common Units may transfer any interest in such Common Units. The A&R LLC Agreement permits a transfer of Common Units pursuant to (i) the prior written approval of Cresco Corp; (ii) certain transactions that cause a change of control of Cresco LLC; (iii) the exercise of exchange or redemption rights by any holder of Common Units; or (iv) certain other limited circumstances. Prior to transferring any Common Units (other than pursuant to certain transactions that cause a change of control of Cresco LLC) the transferring holder of Common Units will cause the transferee to execute a joinder to the A&R LLC Agreement and any other agreements required pursuant to the terms of the A&R LLC Agreement. Any transfer or attempted transfer of any Common Units in violation of any provision of the A&R LLC Agreement shall be void and Cresco LLC shall not record such transfer on its books or treat any purported transferee as the owner of such Common Units for any purpose.
In no event shall any transfer of Common Units be effective to the extent that such transfer could, in the reasonable determination of Cresco Corp:
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result in a violation of the United States Securities Act of 1933, as amended, or any other applicable federal, state or foreign laws;

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cause an assignment under the United States Investment Company Act of 1940, as amended;

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be a violation of or a default (or an event that, with notice or the lapse of time or both, would constitute a default) under, or result in an acceleration of any indebtedness under, any promissory note, mortgage, loan agreement, indenture or similar instrument or agreement to which Cresco LLC or Cresco Corp is a party; provided that the payee or creditor to whom Cresco LLC or Cresco Corp owes such obligation is not an affiliate of Cresco LLC or Cresco Corp;

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be a transfer to a person who is not legally competent or who has not achieved his or her majority under applicable law (excluding trusts for the benefit of minors);

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cause Cresco LLC to lose its status as a partnership for U.S. federal income tax purposes or, without limiting the generality of the foregoing, be affected on or through an “established securities market” or a “secondary market or the substantial equivalent thereof,” as such terms are used in Treasury Regulations Section 1.7704-1;

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cause Cresco LLC or any Cresco Member or Cresco Corp to be treated as a fiduciary under the United States Employee Retirement Income Security Act of 1974, as amended;

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cause Cresco LLC (as determined by Cresco Corp in its sole discretion) to be treated as a “publicly traded partnership” or to be taxed as a corporation pursuant to Section 7704 of the U.S. Tax Code or successor provision of the U.S. Tax Code; or

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result in Cresco LLC having more than one hundred (100) partners, within the meaning of Treasury Regulations Section 1.7704-1(h)(1) (determined pursuant to the rules of Treasury Regulations Section 1.7704-1(h)(3)) in any taxable year that is not a “restricted taxable year” (as defined in the A&R LLC Agreement).

Any holder that transfers its Common Units pursuant to the terms of the A&R LLC Agreement and otherwise fails to comply with the documentation requirements of U.S. Tax Code Section 1446, including the requirement that such holder provides to Cresco a properly completed IRS Form W-9 or satisfy another exception as permitted within U.S. Tax Code Section 1446, prior to the effective time of any such transfer, will generally be subject to U.S. withholding tax equal to ten percent (10%) of the fair market value of the consideration to be delivered to such holder pursuant to such redemption or exchange.

Power of Attorney
Each Cresco Member who is an individual, including those persons who become Cresco Members in connection with receiving any Common Units, automatically and irrevocably will appoint Cresco Corp, with full power of substitution, as that Cresco Member’s agent to execute and file documents or instruments required for, among other things, but subject in each case to the other provisions of the A&R LLC Agreement, the A&R LLC Agreement (or a joinder thereto), all instruments that Cresco Corp deems appropriate or necessary to reflect any amendment, change, modification or restatement of the A&R LLC Agreement, all conveyances and other instruments or documents which Cresco Corp deems appropriate or necessary to reflect the dissolution or liquidation of Cresco LLC pursuant to the terms of the A&R LLC Agreement, all instruments relating to the admission, withdrawal or substitution of a Cresco Member pursuant to the terms of the A&R LLC Agreement, and any other ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the reasonable judgment of Cresco Corp, to evidence, confirm or ratify any vote, consent, approval, agreement, or other action made or given by the Cresco Members in accordance with the terms of the A&R LLC Agreement.
Capital Contributions
Following the issuance of the Common Units to the Cresco Members pursuant to the adoption of the A&R LLC Agreement, the Cresco Members will not be required to make further contributions to Cresco LLC.
Neither Cresco LLC nor Cresco Corp is liable for the return of any capital contribution made by a Cresco Member to Cresco LLC.
Limited Liability of the Cresco Members
Subject to the provisions of the ILLCA and of similar legislation in other jurisdictions of the United States and the A&R LLC Agreement: (i) the liability of each Cresco Member for the debts, liabilities and obligations of Cresco LLC will be limited to the Cresco Member’s capital contribution, plus the Cresco Member’s share of any undistributed income of Cresco LLC; and (ii) following payment of a Cresco Member’s capital contribution, such Cresco Member may be required to return amounts previously distributed to such Cresco Member in accordance with the ILLCA and the laws of the State of Illinois.
Limitation on Authority of the Cresco Members and Limited Liability
The A&R LLC Agreement states that a Cresco Member (in its capacity as a Cresco Member) does not have the authority or power to do any of the following:
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act for or on behalf of Cresco LLC;

2.
to do any act that would be binding upon Cresco LLC;

3.
make any expenditure on behalf of Cresco LLC;

4.
seek or obtain partition by court decree or operation of law of any Cresco LLC property; or

5.
own or use particular or individual assets of Cresco LLC.

The A&R LLC Agreement provides that Cresco LLC will indemnify each Cresco Member for all liabilities incurred by the Cresco Member that arises solely by reason of such Cresco Member being a member of Cresco LLC.
Distributions
Subject to the provisions set forth in the A&R LLC Agreement, Cresco Corp will cause distributions to be made by Cresco LLC as follows: (i) “distributable cash” (as defined in the A&R LLC Agreement) or other funds or property legally available to the extent permitted by the ILLCA and applicable law, to the Cresco Members pro rata in accordance to each Cresco Member’s proportionate ownership interest in Cresco LLC in amounts on terms as Cresco Corp will determine; and (ii) not less than five (5) business days prior to the due date of a U.S. federal income tax return for an individual calendar year taxpayer, cash in an amount equal to the excess of each Cresco Member’s “assumed tax liability” (as defined in the A&R LLC Agreement) over distributions previously made to such Cresco Member with respect to each such taxable period.
In no case will Cresco LLC be required to make a distribution if such distribution would violate the ILLCA or any other applicable law.
Amendment of the A&R LLC Agreement
The A&R LLC Agreement may be amended or modified by Cresco Corp as determined to be necessary or advisable, in the sole discretion of Cresco Corp, in connection with the adoption, implementation, modification or termination of certain equity plans by Cresco. Subject to the right of Cresco Corp to amend the A&R LLC Agreement in connection with the adoption, implementation, modification, or termination of certain equity plans by Cresco, unless otherwise specified in the A&R LLC Agreement that a specific amendment requires the approval or action of certain persons, the A&R LLC Agreement may only be amended with the consent of Cresco Corp and Cresco Members holding a majority of the outstanding Common Units.
Merger, Sale, or Other Disposition of Assets
Cresco Corp shall have the power and authority to effectuate the sale, lease, transfer, exchange, or other disposition of any, all or substantially all of the assets of Cresco LLC (including the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by Cresco LLC) or the merger, consolidation, reorganization or other combination of Cresco LLC with or into another entity.
Treatment of Cresco LLC as a Partnership for U.S. Federal Income Tax Purposes
The Cresco Members intend that Cresco LLC be treated as a partnership for U.S. federal and, if applicable, state, or local income tax purposes. Each Cresco Member and Cresco LLC will file all tax returns and will otherwise take all tax and financial reporting positions in a manner consistent with such treatment.
Dissolution
Cresco LLC will dissolve, and its affairs will be wound up, upon the occurrence of any of the following:
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the decision of Cresco Corp together with the holders of a majority of the then-outstanding Common Units entitled to vote to dissolve Cresco LLC;

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a dissolution of Cresco LLC under the ILLCA; or

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the entry of a decree of judicial dissolution of Cresco LLC under the ILLCA.

Except as otherwise provided in the A&R LLC Agreement, Cresco LLC is intended to have perpetual existence. The withdrawal of a Cresco Member shall not cause a dissolution of Cresco LLC and Cresco LLC shall continue in existence subject to the terms and conditions of the A&R LLC Agreement.
Procedure on Dissolution
Upon dissolution of Cresco LLC, the procedure is as follows:
1.
the liquidators shall cause a proper accounting to be made by a recognized firm of certified public accountants of Cresco LLC’s assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;

2.
the liquidators shall cause the notice described in the ILLCA to be mailed to each known creditor of and claimant against Cresco LLC in the manner described thereunder;

3.
the liquidators shall pay, satisfy, or discharge from Cresco LLC funds, or otherwise make adequate provision for payment and discharge thereof (including the establishment of a cash fund for contingent liabilities in such amount and for such term as the liquidators may reasonably determine): first, all expenses incurred in liquidation; and second, all of the debts, liabilities and obligations of Cresco LLC; and

4.
all remaining assets of Cresco LLC shall be distributed to the Cresco Members in accordance with the terms of the A&R LLC Agreement by the end of the taxable year during which the liquidation of Cresco LLC occurs (or, if later, by ninety (90) days after the date of the liquidation), which shall constitute a complete return to the Cresco Members of their capital contributions to Cresco LLC, a complete distribution to the Cresco Members of their interest in Cresco LLC and all of Cresco LLC’s property. To the extent that a Cresco Member returns funds to Cresco LLC, it has no claim against any other Cresco Member for those funds.

Withdrawal and Removal of the Manager
Cresco Corp may resign as the sole manager of Cresco LLC at any time by giving written notice to the Cresco Members. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Cresco Members, and the acceptance of the resignation shall not be necessary to make it effective. The Cresco Members have no right under the A&R LLC Agreement to remove or replace Cresco Corp as the sole manager of Cresco LLC. Vacancies in the position of manager occurring for any reason will be filled by Cresco Corp (or, if Cresco Corp has ceased to exist without any successor or assign, then by the holders of a majority in interest of the voting capital stock of Cresco Corp immediately prior to such cessation).
Indemnification
Under the A&R LLC Agreement, in most circumstances, Cresco LLC will indemnify and hold harmless any person to the fullest extent permitted under the ILLCA, as the same now exists or may hereafter be amended, substituted or replaced (but, in the case of any such amendment, substitution or replacement only to the extent that such amendment, substitution or replacement permits Cresco LLC to provide broader indemnification rights than Cresco LLC is providing immediately prior to such amendment, substitution or replacement), against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, excise taxes or penalties) reasonably incurred or suffered by such person (or one or more of such person’s affiliates) by reason of the fact that such person is or was a Cresco Member or is or was serving at the request of Cresco LLC as the manager, an officer, an employee or another agent of Cresco LLC or is or was serving at the request of Cresco LLC as a manager, member, employee or agent of another limited-liability company, corporation, partnership, joint venture, trust or other enterprise; provided, however, that no such person shall be indemnified for actions against Cresco LLC, the Manager or Managers or any other Cresco Members, or which are not made in good faith and not or in a manner which he or she reasonably believed to be in or not opposed to the best interests of Cresco LLC, or, with respect to any criminal action or proceeding other than by or in the right of Cresco LLC, had reasonable cause to believe the conduct was unlawful, or for any present or future breaches of any representations, warranties or covenants by such person or its affiliates as provided in the A&R LLC Agreement or other agreements to which Cresco LLC is a party.
Expenses, including attorneys’ fees, incurred by any such person in defending a proceeding shall be paid by Cresco LLC as they are incurred and in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined by a court of competent jurisdiction that such person is not entitled to be indemnified by Cresco LLC.
Cresco LLC will maintain directors’ and officers’ liability insurance, or make other financial arrangements at its expense, to protect any person indemnified pursuant to the A&R LLC Agreement against certain expenses, liabilities or losses described in the A&R LLC Agreement whether or not Cresco LLC would otherwise have the power to indemnify such person against such expenses, liabilities or losses under the provisions of the A&R LLC Agreement. Cresco LLC shall use its commercially reasonable efforts to purchase directors’ and officers’ liability insurance (including employment practices coverage) with a carrier and in an amount determined necessary or desirable as determined in good faith by Cresco Corp.

Books and Records
Cresco LLC shall keep, or cause to be kept, appropriate books and records with respect to Cresco LLC’s business, including all books and records necessary to provide any information, lists and copies of documents required to be provided to each person who was a Cresco Member during each fiscal year of Cresco LLC as is reasonably necessary for the preparation of such person’s U.S. federal and applicable state income tax returns.
Tax Matters
All decisions to make or refrain from making any tax elections are determined by Cresco Corp. Cresco Corp is authorized to represent Cresco LLC, at Cresco LLC’s expense, in connection with all examinations of Cresco LLC’s affairs by tax authorities, including resulting administrative and judicial proceedings. Each Cresco Member agrees to cooperate with Cresco Corp and to do or refrain from doing any or all things with regard to all things reasonably required by Cresco Corp to conduct such proceedings. Cresco Corp shall keep all Cresco Members fully advised on a current basis of any contacts by or discussions with the tax authorities, and the Cresco Members shall have the right to observe and participate through representatives of their own choosing (at their sole expense) in any tax proceedings.
Tax Receivable Agreement
In connection with the Business Combination, Cresco Corp entered into a tax receivable agreement with Cresco LLC, the Cresco Members, and the Cresco LTIP Unitholders (the “Tax Receivable Agreement”). Cresco Corp expects to obtain an increase in its share of the tax basis of the assets of Cresco LLC when a Cresco Member receives cash or Cresco Shares in connection with a redemption or exchange of such Cresco Member’s Common Units for Cresco Shares or cash (such basis increase is referred to as the “Basis Adjustments”).
The Tax Receivable Agreement provides for the payment by Cresco Corp to Cresco Members and Cresco LTIP Unitholders of 85% of the amount of tax benefits, if any, that Cresco Corp actually realizes, or in some circumstances is deemed to realize, as a result of the redemption and exchange transactions described above. This includes increases in the tax basis of the assets of Cresco LLC arising from such transactions, tax basis increases attributable to payments made under the Tax Receivable Agreement, and deductions attributable to imputed interest and other payments of interest pursuant to the Tax Receivable Agreement. Cresco Corp expects to benefit from the remaining 15% of tax benefits, if any, that Cresco Corp may actually realize.
Cresco LLC generally treats such acquisition of Common Units as a direct purchase by Cresco LLC of Common Units from a Cresco Member for U.S. federal income and other applicable tax purposes, regardless of whether such Common Units are surrendered by a Cresco Member to Cresco LLC, Cresco Corp or Cresco upon the exercise by Cresco Corp of its election to acquire such Common Units directly or the exercise by Cresco Corp to assign its rights to acquire such Common Units directly to Cresco. Basis Adjustments may have the effect of reducing the amounts that Cresco Corp may otherwise owe in the future to various tax authorities. The Basis Adjustments may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets. The actual Basis Adjustments, as well as any amounts paid to the Cresco Members under the Tax Receivable Agreement, will vary depending on a number of factors, including:
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the timing of any subsequent redemptions or exchanges — for instance, the increase in any tax deductions will vary depending on the fair value, which may fluctuate over time, of the depreciable or amortizable assets of Cresco LLC at the time of each redemption or exchange;

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the price of Cresco Shares at the time of redemptions or exchanges — the Basis Adjustments, as well as any related increase in any tax deductions, is directly related to the price of Cresco Shares at the time of each redemption or exchange;

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the extent to which such redemptions or exchanges are taxable — if a redemption or exchange is not taxable for any reason, increased tax deductions will not be available; and

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the amount and timing of Cresco Corp’s income — the Tax Receivable Agreement generally will require Cresco Corp to pay 85% of the tax benefits as and when those benefits are treated as realized under the terms of the Tax Receivable Agreement. If Cresco Corp does not have taxable income, it generally will not be required (absent a change of control or other circumstances requiring an early termination payment) to make payments under the Tax Receivable Agreement for that taxable year because no tax benefits will have been actually realized. However, any tax benefits that do not result in realized tax benefits in a given taxable year will likely generate tax attributes that may be utilized to generate tax benefits in previous or future taxable years. The utilization of any such tax attributes will result in payments under the Tax Receivable Agreement.
Cresco LLC has in effect an election under Section 754 of the U.S. Tax Code effective for each taxable year in which a redemption or exchange of Common Units for Cresco Shares or cash occurs. These Tax Receivable Agreement payments are not conditioned upon any continued ownership interest in either Cresco LLC or Cresco by any Cresco Member. The rights of each Member under the Tax Receivable Agreement are assignable to transferees of its Common Units (other than Cresco Corp as transferee pursuant to subsequent redemptions or exchanges of the transferred Common Units), subject to the satisfaction of certain requirements.
For purposes of the Tax Receivable Agreement, cash savings in income and franchise taxes will be computed by comparing Cresco Corp’s actual income and franchise tax liability to the amount of such taxes that Cresco Corp would have been required to pay had there been no Basis Adjustments and had the Tax Receivable Agreement not been entered into. The Tax Receivable Agreement will generally apply to each taxable year in which the Tax Receivable Agreement remains effective, beginning with the first taxable year ending after the completion of the Business Combination. There is no maximum term for the Tax Receivable Agreement; however, the Tax Receivable Agreement may be terminated by Cresco Corp pursuant to an early termination procedure that requires Cresco Corp to pay the Cresco Members and Cresco LTIP Unitholders an agreed-upon amount equal to the estimated present value of the remaining payments to be made under the Tax Receivable Agreement (calculated based on certain assumptions, including regarding tax rates and utilization of the Basis Adjustments).
The payment obligations under the Tax Receivable Agreement are obligations of Cresco Corp and not of Cresco or Cresco LLC. The actual timing and amount of any payments that may be made under the Tax Receivable Agreement will vary. Any payments made by Cresco Corp to Cresco Members and Cresco LTIP Unitholders under the Tax Receivable Agreement will generally reduce the amount of overall cash flow that might have otherwise been available to Cresco Corp (or to Cresco or Cresco LLC) and, to the extent that Cresco Corp is unable to make payments under the Tax Receivable Agreement for any reason, the unpaid amounts generally will be deferred and will accrue interest until paid by Cresco Corp.
Decisions made by Cresco Corp in the course of running its business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that are received by a Cresco Member or Cresco LTIP Unitholder under the Tax Receivable Agreement. For example, the earlier disposition of assets following a transaction that results in a Basis Adjustment will generally accelerate payments under the Tax Receivable Agreement and increase the present value of such payments.
The Tax Receivable Agreement provides that if (i) Cresco Corp materially breaches any of its material obligations under the Tax Receivable Agreement; (ii) certain mergers, asset sales, other forms of business combinations, or other changes of control were to occur; or (iii) Cresco Corp elects an early termination of the Tax Receivable Agreement, then Cresco Corp’s (or its successor’s) obligations under the Tax Receivable Agreement would accelerate and become due and payable, based on certain assumptions, including an assumption that Cresco Corp would have sufficient taxable income to fully utilize all potential future tax benefits that are subject to the Tax Receivable Agreement.
As a result, (i) Cresco Corp could be required to make cash payments to the Cresco Members and Cresco LTIP Unitholders that are greater than the specified percentage of the actual benefits it ultimately realizes in respect of the tax benefits that are subject to the Tax Receivable Agreement, and (ii) if Cresco Corp elects to terminate the Tax Receivable Agreement early, Cresco Corp would be required to make an immediate cash payment equal to the present value of the anticipated future tax benefits that are the subject of the Tax Receivable Agreement, which payment may be made significantly in advance of the actual realization, if any, of such future tax benefits. In these situations, Cresco Corp’s obligations under the Tax Receivable Agreement could have a material adverse effect on its or Cresco’s liquidity and could have the effect of delaying, deferring, or preventing certain mergers, asset sales, other forms of business combinations, or other changes of control. There can be no assurance that Cresco Corp will be able to finance its obligations under the Tax Receivable Agreement.
Payments under the Tax Receivable Agreement will be based on the tax reporting positions that Cresco Corp determines. If any such position is subject to a challenge by a taxing authority the outcome of which would reasonably be expected to materially affect a recipient’s payments under the Tax Receivable Agreement, then Cresco Corp will not be permitted to settle or fail to contest such challenge without the consent (not to be unreasonably withheld or delayed) of each Cresco Member that directly or indirectly owns at least 10% of the outstanding Common Units and LTIP Units. Cresco Corp will not be reimbursed for any cash payments previously made to any Cresco Member pursuant to the Tax Receivable Agreement if any tax benefits initially claimed by Cresco Corp are subsequently challenged by a taxing authority and ultimately disallowed. Instead, in such circumstances, any excess cash payments made by Cresco Corp to a Cresco Member or Cresco LTIP Unitholder will be netted against any future cash payments that Cresco Corp might otherwise be required to make under the terms of the Tax Receivable Agreement. However, Cresco Corp might not determine that it has effectively made an excess cash payment to the Cresco Members or Cresco LTIP Unitholders for a number of years following the initial time of such payment and, if Cresco Corp’s tax reporting positions are challenged by a taxing authority, it will not be permitted to reduce any future cash payments under the Tax Receivable Agreement until any such challenge is finally settled or determined. As a result, it is possible that Cresco Corp could make cash payments under the Tax Receivable Agreement that are substantially greater than its actual cash tax savings.
Payments are generally due under the Tax Receivable Agreement within a specified period of time following the filing of Cresco Corp’s U.S. federal income tax return (filed as a subsidiary of Cresco Labs Inc. pursuant to Section 1501 of the U.S. Tax Code) for the taxable year with respect to which the payment obligation arises, although interest on such payments will begin to accrue at a rate of LIBOR plus 100 basis points from the due date (without extensions) of such tax return. Any late payments that may be made under the Tax Receivable Agreement will continue to accrue interest at LIBOR plus 500 basis points until such payments are made, including any late payments that Cresco Corp may subsequently make because Cresco Corp did not have enough available cash to satisfy its payment obligations at the time at which they originally arose.
Support Agreement
Pursuant to the support agreement entered into by and among Cresco, Cresco Corp and Cresco LLC (the “Support Agreement”), Cresco will agree that, so long as any Common Units not owned by Cresco Corp or its affiliates are outstanding or Common Units are issuable pursuant to the exercise, conversion or exchange of any outstanding securities of Cresco LLC, Cresco shall:
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take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Cresco LLC, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of a redemption of Common Units by a holder thereof in respect of each issued and outstanding Common Unit upon a redemption of such Common Units by Cresco LLC and, without limiting the generality of the foregoing, take all such actions and do all such things as are necessary or desirable to enable and permit Cresco LLC to cause to be delivered PVS, Cresco Shares and/or amounts in cash, as applicable, to the holders of Common Units in accordance with the provisions of the A&R LLC Agreement, together with an amount in cash sufficient to pay any amount to be paid in respect of unpaid distributions with respect to such Common Units (if any);

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take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Cresco Corp, if it elects to effect an exchange of Common Units directly with the holder thereof, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the redemption or exchange of Common Units by a holder thereof and, without limiting the generality of the foregoing, take all such actions and do all such things as are necessary or desirable to enable and permit Cresco Corp to cause to be delivered PVS, Cresco Shares and/or amounts in cash, as applicable, to the holders of Common Units in accordance with the provisions of the A&R LLC Agreement, together with an amount in cash sufficient to pay any amount to be paid in respect of unpaid distributions with respect to such Common Units (if any);

•
if Cresco Corp so elects, take all such actions and do all things as are reasonably necessary or desirable to effect the exchange of Common Units directly with the holder thereof, in accordance with applicable law, take all such actions and do all such things as are necessary or desirable to cause to be delivered directly PVS, Cresco Shares and/or amounts in cash, as applicable, to the holders of Common Units in accordance with the provisions of the A&R LLC Agreement, together with an amount in cash sufficient to pay any amount to be paid in respect of unpaid distributions with respect to such Common Units (if any); and

•
ensure that Cresco Corp does not exercise its vote as the manager of Cresco LLC to initiate the voluntary liquidation, dissolution or winding up of Cresco LLC nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of Cresco LLC.

Cresco will further agree that, so long as any Cresco Redeemable Shares (if and when issued) not owned by Cresco or its affiliates which are redeemable or exchangeable for PVS (or Cresco Shares, at the election of Cresco Corp and/or Cresco) are outstanding or any Cresco Redeemable Shares are issuable pursuant to the exercise, conversion or exchange of any outstanding securities of Cresco Corp, Cresco shall:
•
take all such actions and do all such things as are reasonably necessary or desirable to enable and permit Cresco Corp, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of a redemption of Cresco Redeemable Shares by a holder thereof in respect of each issued and outstanding Cresco Corp Redeemable Share upon the redemption of such Cresco Redeemable Shares by Cresco Corp and, without limiting the generality of the foregoing, take all such actions and do all such things as are necessary or desirable to enable and permit Cresco Corp to cause to be delivered PVS, Cresco Shares and/or amounts in cash, as applicable, to the holders of Cresco Redeemable Shares in accordance with the articles of incorporation and bylaws of Cresco Corp, together with an amount in cash sufficient to pay any amount to be paid in respect of unpaid distributions with respect to such Cresco Redeemable Shares (if any);

•
upon the election of Cresco Corp for Cresco to effect an exchange directly with a holder of Cresco Redeemable Shares, take all such actions and do all things as are reasonably necessary or desirable to effect the exchange of Cresco Redeemable Shares directly with the holder thereof, in accordance with applicable law, without limiting the generality of the foregoing, take all such actions and do all such things as are necessary or desirable to cause to be delivered directly PVS, Cresco Shares and/or amounts in cash, as applicable, to the holders of Cresco Redeemable Shares in accordance with the provisions of the articles of incorporation of Cresco Corp, together with an amount in cash sufficient to pay any amount to be paid in respect of unpaid distributions (if any) with respect to such Cresco Redeemable Shares; and

•
ensure that Cresco Corp is not voluntarily liquidated, dissolved or wound up nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of Cresco Corp.

The Support Agreement provides that in the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to PVS and/or Cresco Shares is proposed by Cresco or is proposed to Cresco or its shareholders and is recommended to Cresco Board, or is otherwise effected or to be effected with the consent or approval of Cresco Board, and the Common Units are not redeemed by Cresco LLC or purchased by Cresco Corp or Cresco pursuant to the terms of the A&R LLC Agreement or the Cresco Redeemable Shares (if and when issued) are not redeemed by Cresco Corp or purchased by Cresco Corp or Cresco pursuant to the terms of the articles of incorporation of Cresco Corp, Cresco will use its reasonable efforts in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit holders of Common Units (other than Cresco Corp and its affiliates) and Cresco Redeemable Shares (other than Cresco and its affiliates) to participate in such offer to the same extent and on an economically equivalent basis as the holders of PVS and/or Cresco Shares, without discrimination. Without limiting the generality of the foregoing, Cresco will use its reasonable efforts in good faith to ensure that holders of Common Units and Cresco Redeemable Shares (if and when issued) may participate in each such offer without being required to redeem Common Units as against Cresco LLC and Cresco Redeemable Shares against Cresco Corp (or, if so required, to ensure that any such retraction, shall be effective only upon, and shall be conditional upon, the closing of such offer and only to the extent necessary to tender or deposit to the offer). Nothing in the Support Agreement will limit the ability of Cresco (or any of its subsidiaries including, without limitation, Cresco Corp, or Cresco LLC) to make ordinary market purchases of Cresco Shares in accordance with applicable laws and regulatory and stock exchange requirements.
The Support Agreement provides that while any Common Units (or other rights pursuant to which Common Units may be acquired upon the exercise thereof) other than Common Units held by Cresco Corp or its affiliates are outstanding, and at all times while any Cresco Redeemable Shares (or other rights pursuant to which Cresco Redeemable Shares may be acquired upon the exercise thereof) other than Cresco Redeemable Shares held by Cresco or its affiliates are outstanding, Cresco will make available such number of PVS and/or Cresco Shares (or other shares or securities into which PVS and/or Cresco Shares may be reclassified or changed) without duplication equal to the sum of (i) the number of Common Units issued and outstanding from time to time; (ii) the number of Common Units issuable upon the exercise of all rights to acquire Common Units outstanding from time to time; (iii) the number of Cresco Redeemable Shares issued and outstanding from time to time; and (iv) the number of Cresco Redeemable Shares issuable upon the exercise of all rights to acquire Cresco Redeemable Shares outstanding from time to time in addition to any additional PVS and/or Cresco Shares as may be required to enable and permit Cresco to meet its obligations under the A&R LLC Agreement, the Tax Receivable Agreement and under any other security or commitment pursuant to which Cresco may be required to deliver PVS and/or Cresco Shares to any person, to enable and permit Cresco Corp to meet its obligations under each of the A&R LLC Agreement and the Tax Receivable Agreement with respect to the delivery of PVS and/or Cresco Shares and payment of the tax benefits contemplated under the Tax Receivable Agreement and to enable and permit Cresco LLC to meet its obligations under the Support Agreement and under the A&R LLC Agreement.
With the exception of changes for the purpose of (i) adding to the covenants of any or all of the parties; (ii) making such amendments or modifications not inconsistent with the Support Agreement as may be necessary or desirable with respect to matters or questions arising thereunder; or (iii) curing or correcting any ambiguities or defect or inconsistent provision or clerical omission or mistake or manifest errors (provided, in the case of (i), (ii) or (iii) that the board of directors of each of Cresco and Cresco Corp and the manager of Cresco LLC are of the good faith opinion that such amendments are not prejudicial to the rights or interests of the holders of Common Units or Cresco Redeemable Shares), the Support Agreement may not be amended except by agreement in writing executed by Cresco LLC, Cresco Corp, and Cresco and approved by the holders of a majority of the Common Units in accordance with the terms of the A&R LLC Agreement and a majority of the Cresco Redeemable Shares in accordance with the terms of the articles of incorporation and the bylaws of Cresco Corp.

MARKET FOR SECURITIES
Subordinate Voting Shares — Trading Price and Volume
The issued and outstanding Cresco Shares are listed and posted for trading on the CSE under the symbol “CL.” On    •   , being the last trading day prior to the date of this Circular, the closing price of the Cresco Shares on the CSE was C$   •   . The following table sets forth the reported intraday high and low prices and monthly trading volumes of the Cresco Shares for the 12 months prior to the date of this circular (source: CSE).
CSE
Period	High Trading Price (C$)	Low Trading Price (C$)	Volume
May 2021	16.7600	13.3000	6,764,181
June 2021	14.9400	12.4400	5,371,470
July 2021	14.9700	12.6800	6,498,345
August 2021	14.3700	12.1200	4,185,734
September 2021	12.5100	10.1400	5,857,624
October 2021	11.7700	9.2200	3,951,944
November 2021	13.0400	9.3900	8,826,438
December 2021	11.0500	7.8000	7,844,152
January 2022	9.2500	6.5200	5,390,428
February 2022	10.3600	7.8400	6,961,238
March 2022	8.7900	6.7400	7,690,492
April 2022	7.9000	5.6000	6,020,478
May 1 – •	•	•	•
Prior Sales of Cresco Securities
The following tables set forth details regarding issuances of Cresco Shares or issuances of securities convertible into or exchangeable, redeemable, or exercisable for Cresco Shares during the 12 months prior to the date of this Circular:
Date Issued	Number of Cresco Securities	Issue Price per Unit ($)	Aggregate Issue Price ($)	Nature of Consideration
May 10, 2021	159,259	$11.64	$1,854,005	Cash (exercise of warrants)
May 10, 2021	100,000	$12.79	$1,279,041	Share Conversion (redeemable shares)
May 10, 2021	4,620	$6.00	$27,720	Share Issuance (exercise of restricted stock units)
May 10, 2021	61,700	$11.25	$694,125	Share Issuance (in connection with subscription agreement)
May 28, 2021	945.00	$11.25	$10,631	Cash (exercise of options)
May 28, 2021	25,770.00	$11.64	$300,000	Cash (exercise of warrants)
May 28, 2021	2,900,000.00	$12.24	$35,488,168	Share Conversion (redeemable shares)
May 28, 2021	58,233	$6.00	$349,398	Share Issuance (exercise of restricted stock units)
May 28, 2021	232	$5.96	$1,383	Share Issuance (exercise of restricted stock units)

Date Issued	Number of Cresco Securities	Issue Price per Unit ($)	Aggregate Issue Price ($)	Nature of Consideration
June 01, 2021	136,340	$6.00	$818,040	Share Issuance (exercise of restricted stock units)
June 03, 2021	500,000	$11.71	$5,853,921	Share Conversion (redeemable shares)
June 08, 2021	50,000	$2.25	$112,500	Cash (exercise of options)
June 10, 2021	11,500	$1.14	$13,062	Cash (exercise of options)
June 10, 2021	760,000	$11.63	$8,835,456	Share Conversion (redeemable shares)
June 17, 2021	4,500	$2.99	$13,455	Cash (exercise of options)
June 18, 2021	179,250	$1 – $2.99	$207,968	Cash (exercise of options)
June 22, 2021	5,000	$2.25	$11,250	Cash (exercise of options)
June 25, 2021	3,000,000	$11.29	$33,870,181	Share Conversion (redeemable shares)
July 05, 2021	1,000	$2.99	$2,990	Cash (exercise of options)
July 08, 2021	2,000	$2.99	$5,980	Cash (exercise of options)
July 08, 2021	65,626	$2.25	$147,659	Cash (exercise of options)
July 12, 2021	100,000	$1.14	$114,000	Cash (exercise of options)
July 12, 2021	360,000	$11.38	$4,096,223	Share Conversion (redeemable shares)
July 12, 2021	17,084	$12.17	$207,876	Share Issuance (exercise of restricted stock units in connection to Bluma)
July 12, 2021	2,993	$11.40	$34,120	Share Issuance (exercise of restricted stock units)
July 13, 2021	1,000	$1.00	$1,000	Cash (exercise of options)
July 14, 2021	42,500	$6.5 – $6.86	$278,950	Cash (exercise of options)
July 16, 2021	13,662	$3.75	$51,233	Cash (exercise of options)
July 16, 2021	132,357	$12.17	$1,610,504	Share Issuance (exercise of restricted stock units in connection to Bluma)
July 16, 2021	3,688	$5.96	$21,980	Share Issuance (in connection with the acquisition of Origin House)
July 26, 2021	1,000	$3.75	$3,750	Cash (exercise of options)
August 03, 2021	2,500	$2.99	$7,475	Cash (exercise of options)
August 05, 2021	6,000	$4.24	$25,440	Cash (exercise of warrants)
August 05, 2021	3,870	$2.51	$9,714	Share Issuance (exercise of restricted stock units)
August 05, 2021	7,661	$6.86	$52,554	Share Issuance (exercise of restricted stock units)
August 10, 2021	3,000	$2.25	$6,750	Cash (exercise of options)
August 13, 2021	25,000	$3.75	$93,750	Cash (exercise of options)
August 17, 2021	1,000	$1.00	$1,000	Cash (exercise of options)

Date Issued	Number of Cresco Securities	Issue Price per Unit ($)	Aggregate Issue Price ($)	Nature of Consideration
September 02, 2021	1,750	$2.99	$5,233	Cash (exercise of options)
September 02, 2021	4,818,472	$9.68	$46,642,896	Purchase Consideration (in connection with Cultivate)
September 09, 2021	80,000	$1.14	$91,200	Cash (exercise of options)
September 09, 2021	100,000	$8.52	$851,905	Share Conversion (redeemable shares)
September 09, 2021	500,000	$8.52	$4,259,523	Share Conversion (redeemable shares)
September 10, 2021	10,000	$3.75	$37,500	Cash (exercise of options)
September 10, 2021	10,500	$1.13 – $2.25	$12,425	Cash (exercise of options)
September 14, 2021	500	$2.25	$1,125	Cash (exercise of options)
September 27, 2021	15,000	$2.99	$44,850	Cash (exercise of options)
September 29, 2021	3,750	$2.99	$11,213	Cash (exercise of options)
September 30, 2021	1,000	$1.14	$1,136	Cash (exercise of options)
October 04, 2021	2,500	$3.75	$9,375	Cash (exercise of options)
October 05, 2021	1,000	$1.00	$1,000	Cash (exercise of options)
October 13, 2021	100,000	$3.75	$375,000	Cash (exercise of options)
October 18, 2021	2,000	$2.25	$4,500	Cash (exercise of options)
October 25, 2021	2,000	$1.00	$2,000	Cash (exercise of options)
October 28, 2021	5,000	$1 – $2.25	$7,500	Cash (exercise of options)
November 08, 2021	10,000	$1.14	$11,400	Cash (exercise of options)
November 09, 2021	4,169	$8.86	$36,937	Share Issuance (exercise of restricted stock units)
November 10, 2021	18,750	$3.75	$70,313	Cash (exercise of options)
November 12, 2021	10,000	$2.25	$22,500	Cash (exercise of options)
November 12, 2021	241,430	$1.14 – $6	$365,495	Cash (exercise of options)
November 12, 2021	400,000	$9.57	$3,826,502	Share Conversion (redeemable shares)
November 12, 2021	74,899	$11.42 – $12.17	$908,850	Share Issuance (exercise of restricted stock units)
November 15, 2021	1,000,000	$9.13	$9,131,581	Share Conversion (redeemable shares)
November 16, 2021	50,000	$3.75	$187,500	Cash (exercise of options)
November 17, 2021	5,000	$5.90	$29,500	Cash (exercise of options)
November 18, 2021	11,000	$3.75 – $5.9	$62,750	Cash (exercise of options)
November 19, 2021	9,050	$1 – $3.75	$20,188	Cash (exercise of options)
November 22, 2021	3,250	$2.99	$9,718	Cash (exercise of options)
November 23, 2021	2,500	$2.99	$7,475	Cash (exercise of options)
November 24, 2021	1,555	$3.75	$5,831	Cash (exercise of options)
November 24, 2021	6,166,861	$8.80	$54,240,357	Purchase Consideration (in connection with Cure Penn)

Date Issued	Number of Cresco Securities	Issue Price per Unit ($)	Aggregate Issue Price ($)	Nature of Consideration
November 26, 2021	25,000	$6.86	$171,500	Cash (exercise of options)
December 01, 2021	125,000	$1.14	$142,500	Cash (exercise of options)
December 02, 2021	12,500	$1.14	$14,198	Cash (exercise of options)
December 02, 2021	418	$9.13	$3,816	Share Issuance (exercise of restricted stock units)
December 02, 2021	177	$9.13	$1,616	Share Issuance (exercise of restricted stock units)
December 06, 2021	1,170	$3.75	$4,388	Cash (exercise of options)
December 07, 2021	18,500	$2.25 – $2.99	$54,575	Cash (exercise of options)
December 09, 2021	182,358	$7.88	$1,437,323	Purchase Consideration (in connection with Laurel Harvest)
December 13, 2021	12,000	$4.24	$50,880	Cash (exercise of warrants)
December 14, 2021	35,000	$2.25	$78,750	Cash (exercise of options)
December 14, 2021	7,526,270	$7.88	$59,321,112	Purchase Consideration (in connection with Laurel Harvest)
December 20, 2021	77,899	$2.25 – $3.75	$183,371	Cash (exercise of options)
December 24, 2021	10,000	$2.25	$22,500	Cash (exercise of options)
December 28, 2021	645,161	$7.88	$5,085,078	Purchase Consideration (in connection with Laurel Harvest)
January 03, 2022	10,000	$2.25	$22,500	Cash (exercise of options)
January 04, 2022	55,000	$2.25	$123,750	Cash (exercise of options)
January 05, 2022	12,500	$2.99	$37,375	Cash (exercise of options)
January 10, 2022	12,000	$4.24	$50,880	Cash (exercise of warrants)
January 11, 2022	62,500	$1.14	$71,250	Cash (exercise of options)
January 13, 2022	10,000	$2.25	$22,500	Cash (exercise of options)
January 14, 2022	37,000	$1.00	$37,000	Cash (exercise of options)
January 14, 2022	195,000	$1.00	$195,000	Cash (exercise of options)
January 15, 2022	25,000	$2.99	$74,750	Cash (exercise of options)
January 17, 2022	10,000	$2.25	$22,500	Cash (exercise of options)
January 18, 2022	16,320	$11.92	$194,534	Share Issuance (exercise of restricted stock units)
January 19, 2022	10,000	$2.25	$22,500	Cash (exercise of options)
January 24, 2022	20,000	$2.25	$45,000	Cash (exercise of options)
January 25, 2022	20,000	$2.25	$45,000	Cash (exercise of options)
January 26, 2022	30,000	$2.25	$67,500	Cash (exercise of options)
February 1, 2022	1,720	$5.96	$10,251	Share Issuance (in connection with the acquisition of Origin House)
February 3, 2022	16,334	$11.42	$186,534	Share Issuance (exercise of restricted stock units)

Date Issued	Number of Cresco Securities	Issue Price per Unit ($)	Aggregate Issue Price ($)	Nature of Consideration
February 4, 2022	75,562	$6.86	$518,355	Share Issuance (exercise of restricted stock units)
February 10, 2022	1,000,000	$7.52	$7,520,000	Share Conversion (redeemable shares)
February 10, 2022	6,250	$5.90	$36,875	Cash (exercise of options)
February 21, 2022	37,500	$6.86	$257,250	Share Issuance (exercise of restricted stock units)
March 7, 2022	10,000	$3.75	$37,500	Cash (exercise of options)
March 9, 2022	7,500	$3.75	$28,125	Cash (exercise of options)
March 15, 2022	1,253	$13.41	$16,803	Share Issuance (exercise of restricted stock units)
March 23, 2022	700,000	$6.51	$4,557,000	Share Conversion (redeemable shares)
April 4, 2022	115,000	$6.00	690,000	Share Issuance (exercise of restricted stock units)
April 7, 2022	2,388	$9.39	22,423	Share Issuance (exercise of restricted stock units)
April 18, 2022	27,500	$3.75	103,125	Cash (exercise of options)
April 27, 2022	50,000	$ 1.14 – $3.75	122,500	Cash (exercise of options)
Options Issued
Date Issued	Number of Units	Exercise Price per Unit ($)	Total Aggregate Proceeds Assuming the Exercise of all Options	Nature of Consideration
April 28, 2021	200,000 Options to purchase Subordinate Voting Shares	$12.26	$2,452,000	Cash
June 30, 2021	1,144,355 Options to purchase Subordinate Voting Shares	$11.42	$13,068,534	Cash
September 30, 2021	511,100 Options to purchase Subordinate Voting Shares	$9.41	$4,809,451	Cash
December 31, 2021	453,750 Options to purchase Subordinate Voting Shares	$6.62	$3,003,825	Cash
January 4, 2022	1,293,073 Options to purchase Subordinate Voting Shares	$6.49	$8,392,044	Cash

Options Issued
Date Issued	Number of Units	Exercise Price per Unit ($)	Total Aggregate Proceeds Assuming the Exercise of all Options	Nature of Consideration
January 15, 2022	250,000 Options to purchase Subordinate Voting Shares	$6.91	$1,727,500	Cash
March 15, 2022	284,971 Options to purchase Subordinate Voting Shares	$6.62	$1,886,508	Cash
March 31, 2022	441,204 Options to purchase Subordinate Voting Shares	$6.03	$2,660,460	Cash
Conversion of PVS to Cresco Shares
Date Issued	Number of PVS	Number of Cresco Shares issued on Conversion
• – •	•	•

DIVIDENDS AND DISTRIBUTIONS
It is contemplated by Cresco that it will reinvest all future earnings in order to finance the development and growth of its business. As a result, it is not contemplated that dividends will be paid on the Cresco Shares in the foreseeable future. Any future determination to pay distributions will be at the discretion of the Cresco Board and will be made in accordance with applicable law and will depend on the financial condition, business environment, operating results, capital requirements, any contractual restrictions on the payment of distributions and any other factors that the Cresco Board deems relevant.
There is no current plan or intention to declare a dividend or alter the dividend policy of Cresco after completion of the Arrangement. The Cresco Board will retain the power to amend Cresco’s dividend policy in any manner and at any time as it may deem necessary or appropriate in the future. For these reasons, as well as others, there can be no assurance that dividends will be paid in the future on the Cresco Shares.

RISK FACTORS
MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW AND ENFORCEMENT OF RELEVANT LAWS IS A SIGNIFICANT RISK.
READERS ARE STRONGLY ENCOURAGED TO CAREFULLY READ ALL RISK FACTORS CONTAINED IN THIS SECTION.
The following are certain factors relating to the business of Cresco. These risks and uncertainties are not the only ones facing Cresco. Additional risks and uncertainties not presently known to Cresco or currently deemed immaterial by Cresco, may also impair the operations of Cresco. If any such risks occur, shareholders of Cresco could lose all or part of their investment and the business, financial condition, liquidity, results of operations and prospects of Cresco could be materially adversely affected and the ability of Cresco to implement its growth plans could be adversely affected.
The acquisition of any of the securities of Cresco is speculative, involving a high degree of risk and should be undertaken only by persons whose financial resources are sufficient to enable them to assume such risks and who have no need for immediate liquidity in their investment. An investment in the securities of Cresco should not constitute a major portion of an individual’s investment portfolio and should only be made by persons who can afford a total loss of their investment. Cresco shareholders should carefully evaluate the following risk factors associated with Cresco’s securities, along with the risk factors described elsewhere in this Appendix J.
The following table is intended to assist readers in identifying those parts of this Appendix J that address the disclosure expectations outlined in Staff Notice 51-352 for issuers that currently have marijuana-related activities in U.S. states where such activity has been authorized within a state regulatory framework.
Industry Involvement	Specific Disclosure Necessary to Fairly Present all Material Facts, Risks and Uncertainties	Appendix J Cross Reference
All Issuers with U.S. Marijuana- Related Activities	Describe the nature of the issuer’s involvement in the U.S. marijuana industry and include the disclosures indicated for at least one of the direct, indirect, and ancillary industry involvement types noted in this table.	General Development of the Business Description of the Business — State Level U.S. Cannabis Operations
	Prominently state that marijuana is illegal under U.S. federal law and that enforcement of relevant laws is a significant risk.	Risk Factors

Discuss any statements and other available guidance made by federal authorities or prosecutors regarding the risk of enforcement action in any jurisdiction where the issuer conducts U.S. marijuana-related activities. Outline related risks including, among others, the risk that third-party service providers could suspend or withdraw services and the risk that regulatory bodies could impose certain restrictions on the issuer’s ability to operate in the U.S.

Risk Factors — U.S. Federal Regulation
Risk Factors — FDA or Bureau of Alcohol, Tobacco, Firearms and Explosives regulation
Risk Factors — Variation in State Regulations
Risk Factors — Anti-money Laundering Laws and Regulations
Risk Factors — Access to Banks
Risk Factors — Investments in the United States May be Subject to

Industry Involvement	Specific Disclosure Necessary to Fairly Present all Material Facts, Risks and Uncertainties	Appendix J Cross Reference

Heightened Scrutiny
Risk Factors — Constraints on Marketing Products
Risk Factors — Intellectual Property
Risk Factors — Lack of Access to U.S. Bankruptcy Protections
Risk Factors — Legality of Contracts
Risk Factors — Risk of Civil Asset Forfeiture

	Given the illegality of marijuana under U.S. federal law, discuss the issuer’s ability to access both public and private capital and indicate what financing options are / are not available in order to support continuing operations.	Risk Factors — Risks of Legal, Regulatory or Political Change Risk Factors — Access to Banks
	Quantify the issuer’s balance sheet and operating statement exposure to U.S. marijuana-related activities.	Note: The major operations of Cresco are only in the United States.
	Disclose if legal advice has not been obtained, either in the form of a legal opinion or otherwise, regarding (a) compliance with applicable state regulatory frameworks and (b) potential exposure and implications arising from U.S. federal law.	Legal advice has been obtained.
U.S. Marijuana Issuers with direct involvement in cultivation or distribution	Outline the regulations for U.S. states in which the issuer operates and confirm how the issuer complies with applicable licensing requirements and the regulatory framework enacted by the applicable U.S. state.	Description of the Business — State Level U.S. Cannabis Operations
	Discuss the issuer’s program for monitoring compliance with U.S. state law on an ongoing basis, outline internal compliance procedures and provide a positive statement indicating that the issuer is in compliance with U.S. state law and the related licensing framework. Promptly disclose any non-compliance, citations or notices of violation which may have an impact on the issuer’s	General Development of the Business — United States Industry Background and Trends Description of the Business — State Level U.S. Cannabis Operations Risk Factors — U.S. State Regulatory Uncertainty

Industry Involvement	Specific Disclosure Necessary to Fairly Present all Material Facts, Risks and Uncertainties	Appendix J Cross Reference
license, business activities or operations.
U.S. Marijuana Issuers with indirect involvement in cultivation or distribution	Outline the regulations for U.S. states in which the issuer’s investee(s) operate.	Not applicable.
	Provide reasonable assurance through either positive or negative statements, that the investee’s business is in compliance with applicable licensing requirements and the regulatory framework enacted by the applicable U.S. state.	Cresco is not aware of any non- compliance.
U.S. Marijuana Issuers with material ancillary involvement	Provide reasonable assurance, through either positive or negative statements, that the applicable customer’s or investee’s business is in compliance with applicable licensing requirements and the regulatory framework enacted by the applicable U.S. state.	Not applicable.
In accordance with Staff Notice 51-352, Cresco’s subsidiaries are directly engaged in the manufacture, possession, use, sale, or distribution of cannabis in the adult-use and/or medicinal cannabis marketplace in the states of Illinois, Pennsylvania, Ohio, Arizona, New York, Massachusetts, Maryland, California, Michigan, and Florida. In accordance with Staff Notice 51-352, Cresco will evaluate, monitor, and reassess this disclosure, and any related risks, on an ongoing basis and the same will be supplemented and amended to investors in public filings, including in the event of government policy changes or the introduction of new or amended guidance, laws or regulations regarding marijuana regulation. Any non-compliance, citations or notices of violation which may have an impact on any license, business activities or operations will be promptly disclosed by Cresco.
Risks Associated with the Securities of the Company
Founder Voting Control
The Cresco Shares are entitled to one vote per share, the PVS are entitled to 200 votes per share (subject to adjustment in accordance with the terms thereof) and the MVS are entitled to 2,000 votes per share. Due to their ownership of the MVS, Charles Bachtell, Robert Sampson, Dominic Sergi and Brian McCormack (the “Founders”) exercise approximately 80% of the voting power in respect of Cresco’s outstanding shares. Each MVS may be transferred by a Founder to the Founder’s immediate family members and certain related entities of the Founder or, with the prior written consent of Cresco, to a current member of the Cresco Board.
Accordingly, the Founders (or their permitted transferees) potentially have the ability to control the outcome of matters submitted to Cresco’s shareholders for approval, including the election and removal of directors and any arrangement or sale of all or substantially all of the assets of Cresco.
In addition, because the number of MVS held by a holder thereof from time to time is dependent upon the number of Cresco Redeemable Units (and Cresco Redeemable Shares, if and when issued) beneficially owned, directly or indirectly, or deemed to be so beneficially owned by such holder from time to time, should Cresco cause Cresco LLC to issue additional Cresco Redeemable Units or Cresco Redeemable Units in the future to a Founder in connection with employee equity incentive programs, it would prolong the Founder’s voting control.

To supplement the rights, privileges, restrictions and conditions attached to the MVS, Cresco and the Founders, being the initial holders of MVS, entered into an investment agreement effective as of the completion of the Business Combination which, among other things, provides that (i) each MVS will be transferable only to the holder’s immediate family members and certain related entities, or, with the prior written consent of Cresco, to a current director and (ii) upon any sale of MVS to a third-party purchaser not listed in clause (i), such MVS will immediately be redeemed by Cresco for their issue price.
The concentrated control through the MVS could delay, defer, or prevent a change of control of Cresco, arrangement involving Cresco or sale of all or substantially all of the assets of Cresco that its other shareholders support. Conversely, this concentrated control could allow the Founders to consummate such a transaction that Cresco’s other shareholders do not support. In addition, the Founders may make long-term strategic investment decisions and take risks that may not be successful and may seriously harm Cresco’s business.
Certain Founders serve as directors and/or officers of Cresco and as such are involved in the day-to-day management and the implementation of major strategic decisions of Cresco, subject to authorization and oversight by Cresco Board. If a Founder serves as a board member and/or officer of Cresco, he owes a fiduciary duty to Cresco’s shareholders and is obligated to act honestly and in good faith with a view to the best interests of Cresco. As shareholders, even controlling shareholders, the Founders are entitled to vote their shares, and shares over which they have voting control, in their own interests, which may not always be in the interests of Cresco or the other shareholders of Cresco.
Unpredictability Caused by the Capital Structure and Founder Voting Control
Although other Canadian-based companies have multi-class or multiple voting share structures, given the concentration of voting control that is held by the Founders and given the other unique features of the capital structure of Cresco, including the existence of a significant amount of redeemable equity securities that have been issued by, and are issuable pursuant to the exercise, conversion or exchange of the applicable convertible securities of, Cresco, LLC, which equity securities are redeemable from time to time for PVS, in accordance with their terms, Cresco is not able to predict whether this structure and control will result in a lower trading price for, or greater fluctuations in, the trading price of the Cresco Shares or will result in adverse publicity to Cresco or other adverse consequences.
Additional Issuance of Subordinate Voting Shares and Subsidiary Securities May Result in Dilution
Cresco may issue additional securities in the future, which may dilute a shareholder’s holdings in Cresco. Cresco’s articles permit the issuance of an unlimited number of Cresco Shares, and existing shareholders will have no pre-emptive rights in connection with such further issuance. The Cresco Board has discretion to determine the price and the terms of further issuances. Moreover, additional Cresco Shares will be issued by Cresco on the conversion of the PVS in accordance with their terms. Cresco may also issue Cresco Shares to finance future acquisitions. Cresco cannot predict the size of future issuances of Cresco Shares or the effect that future issuances and sales of Cresco Shares will have on the market price of the Cresco Shares. Issuances of a substantial number of additional Cresco Shares, or the perception that such issuances could occur, may adversely affect prevailing market prices for the Cresco Shares. With any additional issuance of Cresco Shares, investors will suffer dilution to their voting power and Cresco may experience dilution in its revenue per share.
Additionally, the subsidiaries of Cresco, such as Cresco Corp and Cresco LLC, may issue additional securities, including Cresco Redeemable Shares, Cresco Redeemable Units and LTIP Units to new or existing shareholders, members or securityholders, including in exchange for services performed or to be performed on behalf of such entities or to finance future acquisitions. Any such issuances could result in substantial dilution to the indirect equity interest of the holders of Cresco Shares in Cresco. Moreover, certain unitholders of Cresco LLC and shareholders of Cresco may sell their securities of Cresco LLC or Cresco. The sale of a substantial number of such securities, or the perception in the market that holders of a large number of securities intend to sell securities, could reduce the market price of the Cresco Shares and could impair Cresco’s ability to raise capital through the sale of additional equity securities. The effect of any such sales on the prevailing market price of the Cresco Shares is not predictable.

Additional Financing
Cresco expects to require substantial additional capital in the future to continue operations at its existing cultivation and production facilities and dispensaries, expand its product lines, develop its intellectual property base, increase production capabilities, and expand its operations in states where it currently operates and states where it currently does not have operations. Cresco may not be able to obtain additional financing on terms acceptable to it, or at all. If Cresco fails to raise additional capital, as needed, its ability to implement its business model and strategy could be compromised.
Even if Cresco obtains financing for its near-term operations, it expects that it will require additional capital thereafter. The capital needs of Cresco will depend on numerous factors including: (i) profitability; (ii) the release of competitive products by peers; (iii) the level of investment in research and development; and (iv) the amount of our capital expenditures, including acquisitions. There can be no assurance that Cresco will be able to obtain capital in the future to meet its needs.
Although Cresco has accessed private financing in the past, there is neither a broad nor deep pool of institutional capital that is available to companies in the U.S. cannabis industry. There can be no assurance that additional financing, if raised privately, will be available to Cresco when needed or on terms which are acceptable.
No Guaranteed Return
There is no guarantee that an investment in the Cresco Shares will earn any positive return in the short, medium, or long term. There is no assurance that holders of the Cresco Shares will receive cash distributions or any rate of return on, or repayment of, their investment in the Cresco Shares. In fact, an investor could lose its entire investment in the Cresco Shares.
Volatile Market Price of the Subordinate Voting Shares and Other Listed Securities
The market price of the Cresco Shares and other listed securities of Cresco from time to time, cannot be predicted and has been and may be volatile and subject to wide fluctuations in response to numerous factors, many of which are beyond Cresco’s control. This volatility may affect the ability of holders of Cresco Shares or such other securities to sell their securities at an advantageous price. Market price fluctuations in the Cresco Shares or such other securities may be due to Cresco’s operating results failing to meet expectations of securities analysts or investors in any period, downward revision in securities analysts’ estimates, adverse changes in general market conditions or competitive, regulatory or economic trends, adverse changes in the economic performance or market valuations of companies in the industry in which Cresco operates, acquisitions, dispositions, strategic partnerships, joint ventures, capital commitments or other material public announcements by Cresco or its competitors or government and regulatory authorities, operating and share price performance of the companies that investors deem comparable to Cresco, addition or departure of Cresco’s executive officers and other key personnel, along with a variety of additional factors. These broad market fluctuations may adversely affect the market price of the Cresco Shares or such other securities.
Financial markets have at times historically experienced significant price and volume fluctuations that have particularly affected the market prices of equity and convertible securities of companies and that have often been unrelated to the operating performance, underlying asset values or prospects of such companies. Accordingly, the market price of the Cresco Shares and other listed securities of Cresco from time to time, may decline even if Cresco’s operating results, underlying asset values or prospects have not changed. Additionally, these factors, as well as other related factors, may cause decreases in asset values that are deemed to be other than temporary, which may result in impairment losses. There can be no assurance that continuing fluctuations in price and volume will not occur. If such increased levels of volatility and market turmoil continue or arise, Cresco’s operations may be adversely impacted, and the trading price of the Cresco Shares and such other securities may be materially adversely affected.
Negative Cash Flow from Operating Activities
Cresco has incurred operating losses in recent periods. Cresco may not be able to achieve or maintain profitability and may continue to incur significant losses in the future. In addition, Cresco expects to continue to increase operating expenses as it implements initiatives to continue to grow its business. If Cresco’s revenues do not increase to offset its costs and operating expenses or if Cresco is unable to raise financing to fund capital or operating expenditures or acquisitions, it could limit its growth and may have a material adverse effect upon Cresco’s business, financial condition, cash flows, results of operations or prospects.
Sales by Existing Shareholders
Sales of a substantial number of Cresco Shares in the public market could occur at any time either by existing holders of Cresco Shares or by holders of Cresco Redeemable Shares (if issued) or Cresco Redeemable Units upon redemption of the same and issuance to such holders of the applicable PVS and their subsequent conversion to Cresco Shares. These sales, or the market perception that the holders of a large number of Cresco Shares, PVS, Cresco Redeemable Shares (if issued) or Cresco Redeemable Units intend to sell Cresco Shares, could reduce the market price of the Cresco Shares and other listed securities of Cresco from time to time. If this occurs and continues, it could impair Cresco’s ability to raise additional capital through the sale of securities.
Limited Market for Securities
Notwithstanding that the Cresco Shares are listed on the CSE, there can be no assurance that an active and liquid market for the Cresco Shares will develop or be maintained, and a Cresco shareholder may find it difficult to resell any securities of Cresco.
Dividends
Cresco has no earnings or dividend record and does not anticipate paying any dividends on the Cresco Shares in the foreseeable future. Dividends paid by Cresco would be subject to tax and, potentially, withholding.
Tax
Canadian federal and provincial and U.S. federal and state tax issues should be taken into consideration prior to investing in the Cresco Shares. The return on an investor’s investment is subject to taxes and to changes in Canadian and U.S. tax laws. There can be no assurance that tax laws, regulations or judicial or administrative interpretations of these laws and regulations will change in a manner that fundamentally alters the tax consequences to investors holding or disposing of the Cresco Shares.
If you are purchasing the Cresco Shares outside of Canada, you should consult your own tax advisor for advice for your local jurisdiction.
Risks Associated with Cresco’s Indebtedness
Substantial Indebtedness
On August 12, 2021, Cresco closed on an agreement for a Senior Loan with an undiscounted principal balance of $400.0 million and an original issue discount of $13.0 million. A portion of proceeds from the Senior Loan were used to retire the existing Amended Term Loan, with the remainder to fund capital expenditures, and pursue other targeted growth initiatives within the U.S. cannabis sector. The Senior Loan has a stated maturity of August 12, 2026.
Cresco’s substantial indebtedness could have important consequences. For example, it could:
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require Cresco to dedicate a substantial portion of available cash flow to pay interest on its outstanding debt, which will reduce the funds available for working capital, capital expenditures, acquisitions and other general corporate purposes;

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limit flexibility in planning for and reacting to changes in Cresco’s business and in the industry in which it operates;

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increase Cresco’s vulnerability to general adverse economic and industry conditions and to deterioration in operating results;

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limit Cresco’s ability to engage in strategic transactions or implement its business strategies;

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limit Cresco’s ability to borrow additional funds, or to refinance, repay or restructure its indebtedness; and

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place Cresco at a disadvantage compared to any competitors that have less debt.

Any of the factors listed above could materially and adversely affect Cresco’s business and results of operations.
If Cresco does not have sufficient cash flow to service its debt, Cresco may be required to refinance all or part of its existing debt, sell assets, borrow more money, or sell securities, none of which Cresco can guarantee it will be able to do.
Cresco may be able to incur significant additional indebtedness in the future. Although the Senior Loan contains restrictions on the occurrence of additional indebtedness, these restrictions are subject to important qualifications and exceptions. If Cresco incurs new indebtedness, the related risks, including those described above, could intensify.
Cresco’s Ability to Service if Indebtedness Depends on Factors Beyond its Control
Cresco’s ability to satisfy its debt obligations will depend principally upon its future operating performance. As a result, prevailing economic conditions and financial, business, regulatory and other factors, many of which are beyond Cresco’s control, will affect its ability to make payments on its indebtedness.
The required repayment of the Senior Loan may be accelerated if, among other things, any governmental authority enforces a prohibition or ban on Cresco’s business or if certain cannabis-related licenses are revoked, suspended, or canceled without replacement.
If Cresco does not generate sufficient cash flow from operations to satisfy its debt service obligations, it may have to pursue alternative financing plans, such as refinancing or restructuring its indebtedness, selling assets, reducing or delaying capital investments, or seeking to raise additional capital. Cresco’s ability to refinance or restructure its debt will depend on the capital markets, the prevailing regulatory environment and Cresco’s financial condition at such time. In addition, the terms of the Senior Loan may restrict Cresco from adopting some of these alternatives. Cresco’s inability to generate sufficient cash flow to satisfy its debt service obligations, or to refinance its obligations on commercially reasonable terms, would have an adverse effect, which could be material, on Cresco’s business, financial position, results of operations and cash flows.
Restrictive Covenants
The Senior Loan contains a number of restrictive covenants imposing significant operating and financial restrictions on Cresco and some or all of its subsidiaries, including restrictions that may limit Cresco’s ability to engage in acts that may be in its long-term best interests.
The Senior Loan includes covenants restricting, among other things, the ability of Cresco and its subsidiaries to:
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incur or guarantee additional debt;

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pay dividends or make redemptions, repurchases or distributions, with respect to equity interests;

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create or incur liens;

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make loans or investments;

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engage in mergers, acquisitions, amalgamations, asset sales and sale and leaseback transactions; and

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engage in transactions with affiliates.

These restrictions are subject to important exceptions. In addition, Cresco must maintain a minimum cash balance.
The operating and financial restrictions and covenants in the Senior Loan and any future financing agreements may adversely affect Cresco’s ability to finance future operations or capital needs or to engage in other business activities. If a default occurs under the Senior Loan the lenders may, subject to certain cure periods, elect to declare all outstanding borrowings, together with accrued interest and other fees, to be immediately due and payable and enforce their security interest over certain of Cresco’s assets. If Cresco was unable to repay outstanding borrowings when due, the lenders would have the right to proceed against the collateral granted to them to secure the Senior Loan.
Risks Associated with the Business of Cresco
COVID-19 Pandemic
The novel coronavirus commonly referred to as “COVID-19” was identified in December 2019 in Wuhan, China. On January 30, 2020, the World Health Organization declared the outbreak a global health emergency, and on March 11, 2020, the spread of COVID-19 was declared a pandemic by the World Health Organization. On March 13, 2020, the spread of COVID-19 was declared a national emergency by President Donald Trump. On February 24, 2021, President Joseph Biden published in the Federal Register and transmitted to the United States Congress a notice stating that the national emergency would continue in effect beyond March 1, 2021. The outbreak has spread throughout the world, causing companies and various international jurisdictions to impose restrictions such as quarantines, business closures and travel and gathering restrictions. While these effects are expected to be temporary, the duration of the business disruptions internationally and related financial impact cannot be reasonably estimated at this time.
The rapid development of the COVID-19 pandemic and the measures being taken by governments and private parties to respond to it are extremely fluid. Our priorities during the COVID-19 pandemic are protecting health and safety of our employees and our customers, following the recommended actions of government and health authorities. While Cresco has continuously sought to assess the potential impact of the pandemic on its financial and operating results, any assessment is subject to extreme uncertainty as to probability, severity, and duration. Cresco has attempted to assess the impact of the pandemic by identifying risks in the following principal areas:
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Mandatory Closure.   In response to the early stages of the pandemic, many states and localities have implemented mandatory shutdowns of business to prevent the spread of COVID-19. Subsequently, Cresco’s business was deemed an “essential service,” permitting Cresco’s operations to stay open despite the mandatory closure of non-essential businesses. The mandatory closure that impacted Cresco’s operations in 2020 were lifted, and Cresco resumed full operations, albeit subject to various COVID-19 related precaution. Cresco’s ability to generate revenue would be materially impacted by any future shut down of its operations.

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Customer Impact.   While Cresco has not noticed an overall downturn in demand for its products in connection with the pandemic, if its customers become ill with COVID-19 or any of its variants (including the delta and omicron variants), are forced to quarantine, decide to self-quarantine or not to visit its dispensaries or distribution points to observe “social distancing”, it may have a material negative impact on demand for its products while the pandemic continues. While Cresco is seeking to implement measures, where permitted, such as “curbside” sales and delivery, to reduce infection risk to its customers, regulators may not permit such measures, or such measures may not prevent a reduction in demand.

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Supply Chain Disruption.   Cresco relies on third-party suppliers for equipment and services to produce its products and keep its operations going. If its suppliers are unable to continue operating due to mandatory closures or other effects of the pandemic, it may negatively impact its own ability to continue operating. At this time, Cresco has not experienced any failure to secure critical supplies or services. However, disruptions in our supply chain may affect our ability to continue certain aspects of Cresco’s operations or may significantly increase the cost of operating its business and significantly reduce its margins.

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Staffing Disruption.   Cresco is, for the time being, implementing among its staff where feasible “social distancing” measures recommended by such bodies as the Center of Disease Control, the Presidential Administration, as well as state and local governments. Cresco has built a Wellness Team to track CDC guidance and administer protocols in line with such guidance. Cresco has canceled nonessential travel by employees, implemented remote meetings where possible, and permitted all staff who can work remotely to do so. For those whose duties require them to work on-site, measures have been implemented to reduce infection risk, such as reducing contact with customers, mandating additional cleaning of workspaces and hand disinfection, and providing masks and gloves to certain personnel. Nevertheless, despite such measures, Cresco may find it difficult to ensure that its operations remain staffed due to employees falling ill with COVID-19 or its variants, becoming subject to quarantine, or deciding not to come to work on their own volition to avoid infection. At certain locations, Cresco has experienced increased absenteeism due to the pandemic. If such absenteeism increases, Cresco may not be able, including through replacement and temporary staff, to continue to operate in some or all locations.
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Regulatory Backlog.   Regulatory authorities, including those that oversee the cannabis industry on the state level, are heavily occupied with their response to the pandemic. These regulators as well as other executive and legislative bodies in the states in which we operate may not be able to provide the level of support and attention to day-to-day regulatory functions as well as to needed regulatory development and reform that they would otherwise have provided. Such regulatory backlog may materially hinder the development of Cresco’s business by delaying such activities as product launches, facility openings and business acquisitions, thus materially impeding development of its business.

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Limited Availability of Vaccine.   On March 2, 2021, President Biden stated that the US will have sufficient COVID-19 vaccine supply for all adults by the end of May 2021. Actual delivery of the vaccines to individuals, however, is controlled by state and local governments using various prioritization criteria and states continue to impose activity limitations and other precautions on businesses during this period until the vaccine is widely disseminated. In addition, there can be no assurance of when Cresco’s employees in any particular jurisdiction will be able to access the vaccine. Moreover, there can be no assurance that all employees will choose to avail themselves of the vaccine or, if so, when they will choose to do so. The same applies to Cresco’s patients, customers, regulators, and suppliers. Consequently, the COVID-19 risk factors described above continue to be applicable.

Cresco is actively addressing the risk to business continuity represented by each of the above factors through the implementation of a broad range of measures throughout its structure and is re-assessing its response to the COVID-19 pandemic on an ongoing basis, including COVID-19 prevention training for all staff, a mask policy that has evolved with federal, state and local developments, health screening all individuals prior to entry into Cresco facilities, increased HVAC filtering efficiency at Cresco facilities, altering staffing schedules to reduce impacts to business. Additionally, Cresco has built a Wellness Team to help administer protocols based on current CDC guidance. While it is not possible at this time to estimate the impact that COVID-19 (or any other actual or potential pandemic) could have on Cresco’s business, the above risks individually or collectively may have a material impact on Cresco’s ability to generate revenue. Implementing measures to remediate the risks identified above may materially increase our costs of doing business, reduce our margins and potentially result in losses. The extent to which the COVID-19 outbreak impact impacts our results will depend on future developments that are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of the virus or any of its variants and the actions to contain its impact. Because cannabis remains federally illegal, it is possible that we would not be eligible to participate in any government relief programs (such as federal loans or access to capital) resulting from COVID-19 or any other actual or potential pandemic. While Cresco is not currently in financial distress, if Cresco’s financial situation materially deteriorates as a result of the impact of the pandemic, Cresco could eventually be unable to meet its obligations to third parties, including observing financial covenants under the Senior Loan. See the “Risk Factors — Substantial Indebtedness” and “Risk Factors — Restrictive Covenants” sections, above for greater detail.
U.S. Federal Regulation
MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW AND ENFORCEMENT OF RELEVANT LAWS IS A SIGNIFICANT RISK.
Cresco could be found to be violating laws related to medical cannabis. For an overview of the U.S. cannabis regulatory environment, see the “Description of the Business — United States Regulatory Environment” section, above. Below is a summary of the potential risks related to federal and state-level laws related to the operations of Cresco.

Risk of U.S. Federal Law Proceedings Against Cresco
Potential proceedings under U.S. federal law could involve significant restrictions being imposed upon Cresco or third parties, while diverting the attention of key executives. Such proceedings could have a material adverse effect on Cresco’s business, revenues, operating results, and financial condition, as well as Cresco’s reputation, even if such proceedings were concluded successfully in favor of Cresco. In the extreme case, such proceedings could ultimately involve the prosecution of key executives of Cresco or the seizure of corporate assets. However, as of the date hereof, Cresco has obtained legal advice in respect thereof that proceedings of this nature have historically been sufficiently uncommon to be characterized as remote absent a shift by federal authorities to a more aggressive enforcement approach. Cresco has also received advice from its legal counsel regarding the potential exposure and implications arising from U.S. federal law generally. As the legal landscape at both the U.S. federal level and the state level is evolving, all such legal advice is historical in nature, and is only effective up to the date such advice was received.
Following the issuance of the Sessions Memo and the Barr Comments, Cresco continues to look to the guidelines of the Cole Memo as an industry best practice and continues to do the following to ensure compliance with the Cole Memo:
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ensuring the operations of its subsidiaries are compliant with all licensing requirements that are set forth with regards to cannabis operation by the applicable state, county, municipality, town, township, borough, and other political/administrative divisions. To this end, Cresco retains appropriately experienced legal counsel and other professionals to conduct the necessary due diligence to ensure compliance of such operations with all applicable;

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the activities relating to the cannabis business adhere to the scope of the licensing obtained. Accordingly, in the states where only medical cannabis is permitted, the products are only sold to patients who hold the necessary documentation to permit the possession of the cannabis; and in the states where cannabis is permitted for adult-use, the products are only sold to individuals who meet the requisite age requirements;

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Cresco only works through licensed operators, which must pass a range of requirements, adhere to strict business practice standards, and be subjected to strict regulatory oversight whereby sufficient checks and balances ensure that no revenue is distributed to criminal enterprises, gangs and cartels; and

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Cresco conducts reviews of products and product packaging to ensure that the products comply with applicable regulations and contain necessary disclaimers about the contents of the products to prevent adverse public health consequences from cannabis use and prevent impaired driving.

Cresco will continue to monitor compliance on an ongoing basis in accordance with its compliance program and standard operating procedures. While Cresco’s operations are in full compliance with all applicable state laws, regulations and licensing requirements, such activities remain illegal under U.S. federal law. For the reasons described above and the risks further described below, there are significant risks associated with the business of Cresco.
FDA or Bureau of Alcohol, Tobacco, Firearms and Explosives (“BATFE”) Regulation
Cannabis remains a Schedule I controlled substance under U.S. federal law. If the federal government reclassifies cannabis to a Schedule II controlled substance, it is possible that the FDA would seek to regulate cannabis under the Food, Drug and Cosmetics Act of 1938. Additionally, the FDA may issue rules and regulations, including good manufacturing practices, related to the growth, cultivation, harvesting, processing, and labeling of medical cannabis. Clinical trials may be needed to verify the efficacy and safety of cannabis. It is also possible that the FDA would require facilities where medical-use cannabis is grown to register with the FDA and comply with certain federally prescribed regulations. In the event that some or all of these regulations are imposed, the impact they would have on the cannabis industry is unknown, including the costs, requirements and possible prohibitions that may be enforced. If we are unable to comply with the potential regulations or registration requirements prescribed by the FDA, it may have an adverse effect on our business, prospects, revenue, results of operation and financial condition.

It is also possible that the federal government could seek to regulate cannabis under the U.S. BATFE. The BATFE may issue rules and regulations related to the use, transporting, sale and advertising of cannabis or cannabis products, including smokeless cannabis products.
Variation in State Regulations
Variations in state and local regulation, and enforcement in states that have legalized cannabis, may restrict cannabis-related activities, including activities related to state-regulated medical and adult-use cannabis, which may negatively impact Cresco’s revenues and prospective profits.
The cannabis laws of each state are not necessarily consistent with those of other states. A number of states have decriminalized cannabis to varying degrees, other states have created exemptions specifically for medical cannabis, and several have decriminalization, adult-use, and medical cannabis laws. Despite the current state of the federal law and the CSA, the states of Arizona, California, Connecticut, Nevada, Massachusetts, Maine, Michigan, New Jersey, New Mexico, New York, Illinois, Montana, Washington, Oregon, Colorado, Vermont, Virginia, Alaska, and the District of Columbia, have legalized adult-use of cannabis. Adult-use sales have not yet begun in Connecticut, New Jersey, New Mexico, New York, Vermont, and Virginia. Additionally, although the District of Columbia voters passed a ballot initiative in November 2014, no adult-use operations exist yet because of a prohibition on using funds for regulation within a federal appropriations amendment to local District spending powers.
There is no guarantee that state laws legalizing and regulating the sale and use of cannabis will not be repealed or overturned, or that local government authorities will not limit the applicability of state laws within their respective jurisdictions. In most states, the cultivation of marijuana for personal use continues to be prohibited except for those states that allow small-scale cultivation by a medical cannabis card holder or that person’s caregiver. Active enforcement of state laws that prohibit personal cultivation of cannabis may indirectly and adversely affect Cresco’s business and our revenue and profits.
Cresco is in compliance with and has obtained legal advice with respect to its compliance with, U.S. state laws and the related licensing framework of Illinois, Pennsylvania, Ohio, California, Arizona, Florida, Maryland, New York, Massachusetts and Michigan, applicable to its respective business operations.
Change of Cannabis Laws
It is possible that U.S. federal or state legislation could be enacted in the future that would prohibit Cresco from selling cannabis and cannabis products, and if such legislation were enacted, Cresco’s revenues could decline, leading to a loss of shareholder investment. Additionally, it is possible that regulatory bodies could impose new restrictions on our ability to operate in the U.S., which could lead to a loss of shareholder investment.
U.S. State Regulatory Uncertainty
The rulemaking process for cannabis operators at the state level in any state will be ongoing and result in frequent changes. As a result, a compliance program is essential to manage regulatory risk. All operating policies and procedures implemented in the operation will be compliance-based and derived from the state regulatory structure governing ancillary cannabis businesses and their relationships to state-licensed or permitted cannabis operators, if any. Notwithstanding Cresco’s efforts, regulatory compliance, and the process of obtaining regulatory approvals can be costly and time-consuming. No assurance can be given that Cresco will receive the requisite licenses, permits or cards to operate its businesses.
In addition, local laws and ordinances could restrict Cresco’s business activity. Although legal under the laws of the states in which Cresco’s business will operate, local governments have the ability to limit, restrict, and ban cannabis businesses from operating within their jurisdiction. Land use, zoning, local ordinances, and similar laws could be adopted or changed, and have a material adverse effect on Cresco’s business.
Cresco is aware that proportionate states are considering special taxes or fees on businesses in the marijuana industry. Illinois has, for example, imposed a license transfer surtax. It is a potential yet unknown risk at this time that other states are in the process of reviewing such additional fees and taxation. This could have a material adverse effect upon Cresco’s business, results of operations, financial condition, or prospects.

Cresco is required to obtain or renew government permits and licenses for its current and contemplated operations. Obtaining, amending, or renewing the necessary governmental permits and licenses can be a time- consuming process potentially involving numerous regulatory agencies, involving public hearings and costly undertakings on Cresco’s part. The duration and success of Cresco’s efforts to obtain, amend and renew permits and licenses are contingent upon many variables not within its control, including the interpretation of applicable requirements implemented by the relevant permitting or licensing authority. Cresco may not be able to obtain, amend or renew permits or licenses that are necessary to its operations. Any unexpected delays or costs associated with the permitting and licensing process could impede the ongoing or proposed operations of Cresco. To the extent necessary permits or licenses are not obtained, amended, or renewed, or are subsequently suspended or revoked, Cresco may be curtailed or prohibited from proceeding with its ongoing operations or planned development and commercialization activities. Such curtailment or prohibition may result in a material adverse effect on Cresco’s business, financial condition, results of operations or prospects.
Cresco may become involved in a number of government or agency proceedings, investigations, and audits. The outcome of any regulatory or agency proceedings, investigations, audits, and other contingencies could harm Cresco’s reputation, require Cresco to take, or refrain from taking, actions that could harm its operations or require Cresco to pay substantial amounts of funds, harming its financial condition. There can be no assurance that any pending or future regulatory or agency proceedings, investigations and audits will not result in substantial costs or a diversion of management’s attention and resources or have a material adverse impact on Cresco’s business, financial condition, results of operations or prospects.
Risk of Legal, Regulatory or Political Change
Delays in the enactments of new state or U.S. federal regulations could restrict the ability of Cresco to reach strategic growth targets and lower return on investor capital. The strategic growth strategy of Cresco is reliant upon certain federal and state regulations being enacted to facilitate the legalization of medical and adult-use marijuana. If such regulations are not enacted, or enacted but subsequently repealed or amended, or enacted with prolonged phase-in periods, the growth targets of Cresco, and thus, the effect on the return of investor capital, could be detrimental. Cresco is unable to predict with certainty when and how the outcome of these complex regulatory and legislative proceedings will affect its business and growth.
Cresco’s business activities will rely on newly established and/or developing laws and regulations in the states in which it operates. These laws and regulations are rapidly evolving and subject to change with minimal notice. Regulatory changes may adversely affect Cresco’s profitability or cause it to cease operations entirely.
The cannabis industry may come under the scrutiny or further scrutiny by the FDA, SEC, the DOJ, the Financial Industry Regulatory Advisory or other U.S. federal or applicable state or nongovernmental regulatory authorities or self-regulatory organizations that supervise or regulate the production, distribution, sale, or use of cannabis for medical or nonmedical purposes in the United States. Further, there is no guarantee that state laws legalizing and regulating the sale and use of cannabis will not be repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. If the U.S. federal government begins to enforce federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing applicable state laws are repealed or curtailed, Cresco’s business, results of operations, financial condition and prospects would be materially adversely affected. It is also important to note that local and city ordinances may strictly limit and/or restrict disbursement of marijuana in a manner that will make it extremely difficult or impossible to transact business that is necessary for the continued operation of the marijuana industry. It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any proposals will become law. The regulatory uncertainty surrounding the industry may adversely affect the business and operations of Cresco, including without limitation, the costs to remain compliant with applicable laws and the impairment of its business or the ability to raise additional capital.
Cresco is aware that multiple states are considering special taxes or fees on businesses in the marijuana industry. It is a potential yet unknown risk at this time that other states are in the process of reviewing such additional fees and taxation. This could have a material adverse effect upon Cresco’s business, results of operations, financial condition, or prospects.

The commercial medical and adult-use marijuana industry is in its infancy and Cresco anticipates that such regulations will be subject to change as the jurisdictions in which Cresco does business matures. Cresco has in place a detailed compliance program with dedicated staff who oversee, maintain, and implement the compliance program and personnel. In addition to Cresco’s robust legal and compliance departments, Cresco also has local regulatory/compliance counsel engaged in every jurisdiction in which it operates. Cresco’s compliance program emphasizes security and inventory control to ensure strict monitoring of cannabis and inventory from delivery by a licensed distributor to sale or disposal. Additionally, Cresco has created comprehensive standard operating procedures that include detailed descriptions and instructions for monitoring inventory at all stages of development and distribution. Cresco will continue to monitor compliance on an ongoing basis in accordance with its compliance program, standard operating procedures, and any changes to regulation in the marijuana industry.
Overall, the medical and adult-use marijuana industry is subject to significant regulatory change at both the state and federal level. The inability of Cresco to respond to the changing regulatory landscape may cause it to not be successful in capturing significant market share and could otherwise harm its business, results of operations, financial condition, or prospects.
Cresco is aware that multiple states are considering special taxes or fees on businesses in the marijuana industry. It is a potential yet unknown risk at this time that other states are in the process of reviewing such additional fees and taxation. This could have a material adverse effect upon Cresco’s business, results of operations, financial condition, or prospects.
WARNING TO CANADIAN INVESTORS — Canadian Investors May be Barred from Entering the U.S.
Todd Owen, former executive assistant commissioner for the Office of Field Operations of the U.S. Customs and Border Protection Agency (“CBP”) has stated that Canadians who work in the marijuana industry and those who invest in the cannabis sector risk a lifetime ban on travel to the U.S. The CBP will continue to apply long-standing U.S. federal laws and regulations that treat marijuana as a banned substance and participants in the cannabis industry as drug traffickers who are inadmissible into the U.S. Although some U.S. states have eased marijuana laws, the U.S. continues to maintain a federal prohibition that applies at the border. CBP officials are not planning to go out of their way to interrogate every Canadian traveler about marijuana use. However, other factors may cause them to raise the topic. In July 2018, a venture capitalist from Vancouver, British Columbia who had invested more than $100,000 into legal American cannabis companies, was denied entry to the U.S. and barred from future entry as his investments were deemed to be assisting and abetting in the illicit trafficking of drugs.
On September 21, 2018, CBP released a statement outlining its current position with respect to enforcement of the laws of the United States. It stated that Canada’s legalization of cannabis will not change CBP enforcement of United States laws regarding controlled substances and because cannabis continues to be a controlled substance under United States law, working in or facilitating the proliferation of the legal cannabis industry in U.S. states where it is deemed legal, or Canada may affect admissibility to the United States. As a result, CBP has affirmed that, employees, directors, officers, managers, and investors of companies involved in business activities related to cannabis in the United States or Canada (such as Cresco), who are not United States citizens face the risk of being barred from entry into the United States for life. As described above, on October 9, 2018, CBP released an additional statement regarding the admissibility of Canadian citizens working in the legal cannabis industry. CBP stated that a Canadian citizen working in or facilitating the proliferation of the legal cannabis industry in Canada coming into the United States for reasons unrelated to the cannabis industry will generally be admissible to the United States; however, if such person is found to be coming into the United States for reasons related to the cannabis industry, such person may be deemed inadmissible.
Internal Controls
The failure to implement and maintain proper and effective internal controls and disclosure controls could result in material weaknesses in Cresco’s financial reporting, such as errors in its financial statements and in the accompanying footnote disclosures that could require restatements. Investors may lose confidence in Cresco’s reported financial information and disclosure, which could negatively impact its share price.

Cresco does not expect that its internal controls over financial reporting will prevent all errors and all fraud. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the control system’s objectives will be met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls. Over time, controls may become inadequate because changes in conditions or deterioration in the degree of compliance with policies or procedures may occur. Because of the inherent limitations in a cost- effective control system, misstatements due to error or fraud may occur and not be detected.
Limited Operating History
As a high-growth enterprise, Cresco does not have a history of profitability. Cresco is therefore subject to many of the risks common to early-stage enterprises, including under-capitalization, cash shortages, limitations with respect to personnel, financial, and other resources, and lack of revenues. There is no assurance that Cresco will be successful in achieving a return on shareholders’ investment and the likelihood of success must be considered in light of the early stage of operations.
Reliance on Management
The success of Cresco is dependent upon the ability, expertise, judgment, discretion, and good faith of its senior management. While employment agreements or management agreements are customarily used as a primary method of retaining the services of key employees, these agreements cannot assure the continued services of such employees. Any loss of the services of such individuals could have a material adverse effect on Cresco’s business, operating results, financial condition, or prospects.
Competition
There is potential that Cresco will face intense competition from other companies, some of which can be expected to have longer operating histories and more financial resources and experience than Cresco.
Increased competition by larger and better-financed competitors could materially and adversely affect the business, financial condition, results of operations, or prospects of Cresco.
Because of the early stage of the industry in which Cresco operates, Cresco expects to face additional competition from new entrants. To become and remain competitive, Cresco will require research and development, marketing, sales, and support. Cresco may not have sufficient resources to maintain research and development, marketing, sales, and support efforts on a competitive basis which could materially and adversely affect the business, financial condition, results of operations, or prospects of Cresco.
Difficulty in Recruiting and Retaining Management and Key Personnel
Cresco’s future success depends on its key executive officers and its ability to attract, retain, and motivate qualified personnel.
Future success largely depends upon the continued services of Cresco’s executive officers and management team. If one or more of the executive officers are unable or unwilling to continue in their present positions, replacements may not be readily available, if at all. Additionally, Cresco may incur additional expenses to recruit and retain new executive officers. If any of the executive officers joins a competitor or forms a competing corporation, we may lose some or all of our customers. Finally, we do not maintain “key person” life insurance on any of our executive officers. Because of these factors, the loss of the services of any of these key persons could adversely affect our business, financial condition, and results of operations, and thereby an investment in the Cresco Shares.
The continuing ability to attract and retain highly qualified personnel will also be critical to the reporting issuer’s success because it will need to hire and retain additional personnel as the business grows. There can be no assurance that highly qualified personnel will be retained or available. Due to the competition for skilled personnel in the U.S. cannabis industry, it is difficult and expensive to attract, hire, and retain qualified managers and employees. Because of these factors, Cresco may not be able to effectively manage or grow its business, which could adversely affect its financial condition and the value of any investment in Cresco could be significantly reduced or completely lost.
Unreliability of Forecasts
Any forecasts made by Cresco about its operations may prove to be inaccurate. Cresco must, among other things, determine appropriate risks, rewards, and level of investment in its product lines, respond to economic and market variables outside of its control, respond to competitive developments and continue to attract, retain, and motivate qualified employees. There can be no assurance that Cresco will be successful in meeting these challenges and addressing such risks and the failure to do so could have a materially adverse effect on our business, results of operations, and financial condition. The prospects of Cresco must be considered in light of the risks, expenses, and difficulties frequently encountered by companies in the early stage of development. As a result of these risks, challenges, and uncertainties, the value of any investment in Cresco could be significantly reduced or completely lost.
Managing Growth
Cresco may not be able to effectively manage its growth or improve its operational, financial, and management information systems, which would impair its results of operations.
Cresco intends to expand the scope of its operations and activities significantly. If it is successful in executing its business plan, it will experience growth that could place a significant strain on its business operations, finances, management, and other resources.
The factors that may place strain on Cresco’s resources include, but are not limited to, the following:
1.
the need for continued development of financial and information management systems;

2.
the need to manage strategic relationships and agreements with manufacturers, customers, and partners; and

3.
difficulties in hiring and retaining skilled management, technical, and other personnel necessary to support and manage the business.

Additionally, the strategy of Cresco envisions a period of rapid growth that may impose a significant burden on its administrative and operational resources. The ability to effectively manage growth will require it to substantially expand the capabilities of its administrative and operational resources and to attract, train, manage, and retain qualified management and other personnel. There can be no assurance that Cresco will be successful in recruiting and retaining new employees or retaining existing employees.
Cresco cannot provide assurances that its management will be able to manage this growth effectively and the failure to successfully manage growth could result in its sales not increasing commensurately with capital investments or otherwise materially adversely affecting the business, financial condition, or results of operations.
Inability to Innovate and Find Efficiencies
If Cresco is unable to continually innovate and increase efficiencies, our ability to attract new customers may be adversely affected. In the area of innovation, Cresco must be able to develop new technologies and products that appeal to its customers. This depends, in part, on the technological and creative skills of Cresco’s personnel and on our ability to protect our intellectual property rights. Cresco may not be successful in the development, introduction, marketing, and sourcing of new technologies or innovations, that satisfy customer needs, achieve market acceptance, or generate satisfactory financial returns.
Website
Prospective customers may be deterred from doing business with Cresco with a significant nationwide online presence because of fears of U.S. federal or state enforcement of laws prohibiting possession and sale of medical or adult-use marijuana.

Cresco’s website is visible in jurisdictions where medicinal and/or adult-use of marijuana is not permitted and, as a result, Cresco may be found to be violating the laws of those jurisdictions. Cresco could lose potential customers as they could fear federal prosecution for buying its marijuana, reducing its revenue.
Operational Risk
Cresco will be affected by a number of operational risks, and it may not be adequately insured for certain risks, including: labor disputes; catastrophic accidents; fires; blockades or other acts of social activism; changes in the regulatory environment; impact of non-compliance with laws and regulations; natural phenomena, such as inclement weather conditions, floods, earthquakes and ground movements. There is no assurance that the foregoing risks and hazards will not result in damage to, or destruction of, Cresco’s properties, grow facilities and extraction facilities, personal injury or death, environmental damage, adverse impacts on Cresco’s operations, costs, monetary losses, potential legal liability and adverse governmental action, any of which could have an adverse impact on Cresco’s future cash flows, earnings and financial condition. Also, Cresco may be subject to or affected by liability or sustain loss for certain risks and hazards against which Cresco cannot insure or which Cresco may elect not to insure because of the cost. This lack of insurance coverage could have an adverse impact on Cresco’s future cash flows, earnings, results of operations and financial condition.
Reliance on Third-Party Suppliers, Manufacturers and Contractors; Reliance on Key Inputs
Cresco’s business is dependent on a number of key inputs from third-parties and their related costs including raw materials and supplies related to its cultivation and production operations, as well as electricity, water and other local utilities. Due to the uncertain regulatory landscape for regulating cannabis in the U.S., Cresco’s third- party suppliers, manufacturers and contractors may elect, at any time, to decline or withdraw services necessary for Cresco’s operations. Any significant interruption or negative change in the availability or economics of the supply chain for key inputs from third-parties could materially impact the business, financial condition and operating results of Cresco. Some of these inputs may only be available from a single supplier or a limited group of suppliers in the future. If Cresco becomes reliant upon a sole source supplier and it was to go out of business or suspend services, Cresco might be unable to find a replacement for such source in a timely manner or at all. Similarly, if any future sole source supplier were to be acquired by a competitor, that competitor may elect not to sell to Cresco in the future. Additionally, any supplier could at any time suspend or withdraw services. Any inability to secure required supplies and services or to do so on appropriate terms could have a materially adverse impact on Cresco’s business, financial condition and operating results.
Failure to Complete Acquisitions
Cresco currently expects to complete certain acquisitions in the future. These acquisitions are subject to a number of customary closing conditions including in certain instances, regulatory approval and may not close for a variety of reasons including if the closing conditions are not satisfied or waived, some of which may not be within the control of Cresco. In addition, even if these transactions were to be completed, they may not close on terms or within the timing currently expected, and there can be no assurance that Cresco’s business will ultimately benefit from these transactions. Cresco’s acquisition strategy may result in Cresco failing to realize the growth opportunities and synergies currently anticipated due to, among other things, challenges associated with integration of the operations and personnel of Cresco with potential acquisition targets and the ability of the combined company to attract capital.
If one or more of these transactions do not close or are completed pursuant to terms or timelines different than expected, it could have an adverse effect on Cresco’s future capital plans and require Cresco to reallocate funds. Failure to complete Cresco’s proposed or contemplated acquisitions could have a material adverse effect on Cresco’s business, financial condition and results of operations.
Permits and Authorizations
Cresco may not be able to obtain or maintain the necessary licenses, permits, authorizations, or accreditations, or may only be able to do so at great cost, to operate its medical marijuana business. In addition, Cresco may not be able to comply fully with the wide variety of laws and regulations applicable to the medical marijuana industry. Failure to comply with or to obtain or maintain the necessary licenses, permits, authorizations, or accreditations could result in restrictions on our ability to operate the medical marijuana business, which could have a material adverse effect on our business.
Potential for Conflict of Interest
All decisions to be made by such directors and officers involving Cresco are required to be made in accordance with their duties and obligations to act honestly and in good faith with a view to the best interests of Cresco. In addition, such directors and officers are required to declare their interests in, and such directors are required to refrain from voting on any matter in which they may have a material conflict of interest. For a description of certain risks associated with Cresco’s multi-class voting structure, see “Founder Voting Control.”
Certain of Cresco’s directors and officers are, and may continue to be, or may become, involved in other business ventures through their direct and indirect participation in, among other things, corporations, partnerships and joint ventures, that are or may become competitors of the products and services Cresco provides or intends to provide. Situations may arise in connection with potential acquisitions or opportunities where the other interests of these directors’ and officers’ conflict with or diverge from Cresco’s interests. In accordance with applicable corporate law, directors who have a material interest in a contract or transaction or a proposed contract or transaction with Cresco that is material to Cresco are required, subject to certain exceptions, to disclose that interest and generally abstain from voting on any resolution to approve the transaction. This does not impact the directors’ and officers’ obligation to act honestly and in good faith with a view to Cresco’s best interests. However, in conflict-of-interest situations, Cresco’s directors and officers may owe the same duty to another company and will need to balance their competing interests with their duties to Cresco. Circumstances (including with respect to future corporate opportunities) may arise that may be resolved in a manner that is unfavorable to Cresco.
Difficulty in Enforcing Judgments and Effecting Service of Process on Directors and Officers
Most of the directors and officers of Cresco reside outside of Canada. Some or all of the assets of such persons may be located outside of Canada. Therefore, it may not be possible for Cresco shareholders to collect or to enforce judgments obtained in Canadian courts predicated upon the civil liability provisions of applicable Canadian securities laws against such persons. Moreover, it may not be possible for Cresco shareholders to effect service of process within Canada upon such persons.
Intellectual Property
If Cresco fails to protect its intellectual property, its business could be adversely affected. Viability will depend, in part, on Cresco’s ability to develop and maintain the proprietary aspects of its technology to distinguish its products from its competitors’ products. Cresco relies on copyrights, trademarks, trade secrets, and confidentiality provisions to establish and protect our intellectual property.
Cresco will not be able to register any United States federal trademarks for its cannabis products due to producing, manufacturing, processing, possessing, distributing, selling, and using cannabis being a crime under the CSA. The United States Patent and Trademark Office (“USPTO”) will not permit the registration of any trademark that identifies cannabis products. As a result, Cresco likely will be unable to protect its cannabis product trademarks beyond the common law and geographic areas in which it conducts business. The use of its trademarks outside the states in which it operates by one or more other persons could have a material adverse effect on the value of such trademarks.
Cresco may face future challenges and risks in registering patents, although the risk level is unclear due to the USPTO’s acceptance of patents with cannabis oil and cannabinoids within the underlying processes or novel art.
Any infringement or misappropriation of Cresco’s intellectual property could damage its value and limit its ability to compete. Cresco may have to engage in litigation to protect the rights to its intellectual property, which could result in significant litigation costs and require a significant amount of its time. In addition, Cresco’s ability to enforce and protect its intellectual property rights may be limited in certain countries outside the U.S., which could make it easier for competitors to capture market position in such countries by utilizing technologies that are similar to those developed or licensed by Cresco.
Competitors may also harm Cresco’s sales by designing products that mirror the capabilities of its products or technology without infringing on its intellectual property rights. If Cresco does not obtain sufficient protection for its intellectual property, or if it is unable to effectively enforce its intellectual property rights, its competitiveness could be impaired, which would limit its growth and future revenue.
Cresco may also find it necessary to bring infringement or other actions against third-parties to seek to protect its intellectual property rights. Litigation of this nature, even if successful, is often expensive and time- consuming to prosecute and there can be no assurance that Cresco will have the financial or other resources to enforce its rights or be able to enforce its rights or prevent other parties from developing similar technology or designing around its intellectual property.
Although Cresco believes that its technology does not and will not infringe upon the patents or violate the proprietary rights of others, it is possible such infringement or violation has occurred or may occur, which could have a material adverse effect on the business.
Cresco is not aware of any infringement by it of any person’s or entity’s intellectual property rights. In the event that products sold by Cresco are deemed to infringe upon the patents or proprietary rights of others, Cresco could be required to modify its products or obtain a license for the manufacture and/or sale of such products or cease selling such products. In such event, there can be no assurance that Cresco would be able to do so in a timely manner, upon acceptable terms and conditions, or at all, and the failure to do any of the foregoing could have a material adverse effect upon Cresco’s business.
There can be no assurance that Cresco will have the financial or other resources necessary to enforce or defend a patent infringement or proprietary rights violation action. If Cresco’s products or proposed products are deemed to infringe or likely to infringe upon the patents or proprietary rights of others, Cresco could be subject to injunctive relief and, under certain circumstances, become liable for damages, which could also have a material adverse effect on Cresco’s business and its financial condition.
Information Technology Systems and Cyber-Attacks
Cresco’s operations depend, in part, on how well it and its suppliers protect networks, equipment, information technology (“IT”) systems and software against damage from a number of threats, including, but not limited to, cable cuts, damage to physical plants, natural disasters, intentional damage and destruction, fire, power loss, hacking, computer viruses, vandalism and theft. Cresco’s operations also depend on the timely maintenance, upgrade and replacement of networks, equipment, IT systems and software, as well as preemptive expenses to mitigate the risks of failures. Any of these and other events could result in information system failures, delays and/or increase in capital expenses. The failure of information systems or a component of information systems could, depending on the nature of any such failure, adversely impact Cresco’s reputation and results of operations.
Cresco has not experienced any material losses to date relating to cyber-attacks or other information security breaches, but there can be no assurance that Cresco will not incur such losses in the future. While Cresco has a formal Cyber Security Program led by Senior Vice President of IT Security, Cresco’s risk and exposure to these matters cannot be fully mitigated primarily due to the evolving nature of these threats. As a result, cyber security and the continued development and enhancement of controls, processes and practices designed to protect systems, computers, software, data and networks from attack, damage or unauthorized access remains a priority. As cyber threats continue to evolve, Cresco will expend additional resources to continue to modify or enhance protective measures or to investigate and remediate any security vulnerabilities.
Trade Secrets
Cresco’s trade secrets may be difficult to protect as it depends upon the skills, knowledge, and experience of its scientific and technical personnel, consultants, and advisors, as well as licensors and contractors. Because of the highly competitive nature of the U.S. cannabis industry, Cresco relies in part on trade secrets to protect its proprietary technology and processes. However, trade secrets are difficult to protect. Cresco enters into confidentiality or non-disclosure agreements with its corporate partners, employees, consultants, outside scientific collaborators, developers, and other advisors. These agreements generally require that the receiving party keep confidential and not disclose to third-parties confidential information developed by the receiving party or made known to the receiving party by Cresco during the course of the receiving party’s relationship with Cresco. These agreements also generally provide that inventions conceived by the receiving party in the course of rendering services to Cresco will be Cresco’s exclusive property, and Cresco enters into assignment agreements to perfect its rights.
These confidentiality, inventions, and assignment agreements may be breached and may not effectively assign intellectual property rights to Cresco. Trade secrets also could be independently discovered by competitors, in which case Cresco would not be able to prevent the use of such trade secrets by competitors. The enforcement of a claim alleging that a party illegally obtained and was using Cr0esco’s trade secrets could be difficult, expensive, and time-consuming and the outcome would be unpredictable. In addition, courts outside the U.S. may be less willing to protect trade secrets. The failure to obtain or maintain meaningful trade secret protection could adversely affect Cresco’s competitive position.
Lack of Access to U.S. Bankruptcy Protections
Because the use of cannabis is illegal under U.S. federal law, many courts have denied cannabis businesses bankruptcy protections, thus making it very difficult for lenders to recoup their investments in the cannabis industry in the event of a bankruptcy. If Cresco were to experience a bankruptcy, there is no guarantee that U.S. federal bankruptcy protections would be available to Cresco, which would have a material adverse effect.
Fluctuations in Currency Exchange Rates
Fluctuations in currency exchange rates may significantly and adversely impact Cresco’s financial position and results. Cresco does not have in place a policy for managing or controlling foreign currency risks since, to date, its primary activities have not resulted in material exposure to foreign currency risk.
Insurance Coverage
There is a risk that a greater number of state regulatory agencies will begin requiring entities engaged in certain aspects of the business or industry of legal marijuana to post a bond or significant fees when applying, for example, for a dispensary license or renewal as a guarantee of payment of sales and franchise tax. Cresco is not able to quantify at this time the potential scope for such bonds or fees in the states in which it currently or may in the future operate. Any bonds or fees of material amounts could have a negative impact on the ultimate success of Cresco’s business.
Cresco’s business is subject to a number of risks and hazards generally, including adverse environmental conditions, accidents, labor disputes and changes in the regulatory environment. Such occurrences could result in damage to assets, personal injury or death, environmental damage, delays in operations, monetary losses, and possible legal liability.
Cresco’s insurance coverage may be inadequate to cover all significant risk exposures as it will be exposed to liabilities that are unique to the products we provide. While Cresco intends to maintain insurance for certain risks, the amount of its insurance coverage may not be adequate to cover all claims or liabilities, and it may be forced to bear substantial costs resulting from risks and uncertainties of its business. It is also not possible to obtain insurance to protect against all operational risks and liabilities. The failure to obtain adequate insurance coverage on terms favorable to Cresco, or at all, could have a material adverse effect on its business, financial condition, and results of operations. Cresco has business interruption insurance. However, a significant business disruption or natural disaster could result in substantial costs and diversion of resources.

Anti-money Laundering Laws and Regulations
Cresco is subject to a variety of laws and regulations domestically and in the U.S. that involve money laundering, financial recordkeeping and proceeds of crime, including the Currency and Foreign Transactions Reporting Act of 1970 (commonly known as the Bank Secrecy Act), as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as amended and the rules and regulations thereunder, the Criminal Code (Canada) and any related or similar rules, regulations or guidelines, issued, administered or enforced by governmental authorities in the U.S. and Canada.
In February 2014, the FinCEN of the Treasury Department issued a memorandum (the “FinCEN Memo”) providing instructions to banks seeking to provide services to marijuana-related businesses. The FinCEN Memo states that in some circumstances, it is permissible for banks to provide services to marijuana-related businesses without risking prosecution for violation of U.S. federal money laundering laws. It refers to supplementary guidance that then Deputy Attorney General Cole issued to U.S. federal prosecutors relating to the prosecution of money laundering offenses predicated on marijuana-related violations of the CSA. It is unclear at this time whether the current administration will follow the guidelines of the FinCEN Memo.
In the event that any of Cresco’s operations, or any proceeds thereof, any dividends or distributions therefrom, or any profits or revenues accruing from such operations in the U.S. were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds of crime under one or more of the statutes noted above or any other applicable legislation. This could restrict or otherwise jeopardize the ability of Cresco to declare or pay dividends, affect other distributions, or subsequently repatriate such funds back to Canada. Furthermore, while Cresco has no current intention to declare or pay dividends on its common shares in the foreseeable future, in the event that a determination was made that Cresco’s proceeds from operations (or any future operations or investments in the U.S.) could reasonably be shown to constitute proceeds of crime, Cresco may decide or be required to suspend declaring or paying dividends without advance notice and for an indefinite period of time.
Risk of Civil Asset Forfeiture
Because the cannabis industry remains illegal under U.S. federal law, any property owned by participants in the cannabis industry which are either used in the course of conducting such business, or are the proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture. Even if the owner of the property were never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture.
Investments in the United States May be Subject to Heightened Scrutiny
For the reasons set forth above, Cresco’s existing operations in the U.S., and any future operations or investments, may become the subject of heightened scrutiny by regulators, stock exchanges and other authorities in Canada. As a result, Cresco may be subject to significant direct and indirect interaction with public officials. There can be no assurance that this heightened scrutiny will not, in turn, lead to the imposition of certain restrictions on Cresco’s ability to operate or invest in the U.S. or any other jurisdiction, in addition to those described herein.
Government policy changes or public opinion may also result in a significant influence over the regulation of the marijuana industry in Canada, the U.S. or elsewhere. A negative shift in the public’s perception of medical and adult-use marijuana in the U.S. or any other applicable jurisdiction could affect future legislation or regulation. Among other things, such a shift could cause state jurisdictions to abandon initiatives or proposals to legalize medical or adult-use marijuana, thereby limiting the number of new state jurisdictions into which Cresco could expand. Any inability to fully implement Cresco’s expansion strategy may have a material adverse effect on Cresco’s business, financial condition, and results of operations.
Constraints on Marketing Products
The development of Cresco’s business and operating results may be hindered by applicable restrictions on sales and marketing activities imposed by government regulatory bodies. The regulatory environment in the United States limits Cresco’s ability to compete for market share in a manner similar to other industries. If Cresco is unable to effectively market its products and compete for market share, or if the costs of compliance with government legislation and regulation cannot be absorbed through increased selling prices for its products, Cresco’s sales and operating results could be adversely affected.
Settlements of Trades
On February 8, 2018, following discussions with the Canadian Securities Administrators and recognized Canadian securities exchanges, the TMX Group announced the signing of a Memorandum of Understanding (“MOU”) with Aequitas NEO Exchange Inc., the CSE, the Toronto Stock Exchange, and the TSX Venture Exchange. The MOU outlines the parties’ understanding of Canada’s regulatory framework applicable to the rules, procedures, and regulatory oversight of the exchanges and CDS Clearing and Depository Services Inc. (“CDS”) as it relates to issuers with cannabis-related activities in the United States. The MOU confirms, with respect to the clearing of listed securities, that CDS relies on the exchanges to review the conduct of listed issuers. As a result, there is no CDS ban on the clearing of securities of issuers with cannabis-related activities in the United States. However, there can be no guarantee that this approach to regulation will continue in the future. If such a ban were to be implemented at a time when the common shares are listed on a stock exchange, it would have a material adverse effect on the ability of holders of common shares to make and settle trades. In particular, the common shares would become highly illiquid until an alternative was implemented, investors would have no ability to effect a trade of the common shares through the facilities of the applicable stock exchange.
Environmental Risk and Regulation
Cresco’s operations are subject to environmental regulation in the various jurisdictions in which it operates. These regulations mandate, among other things, the maintenance of air and water quality standards and land reclamation. They also set forth limitations on the generation, transportation, storage, and disposal of solid and hazardous waste. Environmental legislation is evolving in a manner which will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors (or the equivalent thereof) and employees. There is no assurance that future changes in environmental regulation, if any, will not adversely affect Cresco’s operations.
Government approvals and permits are currently, and may in the future, be required in connection with Cresco’s operations. To the extent such approvals are required and not obtained, Cresco may be curtailed or prohibited from its current or proposed production, manufacturing or sale of marijuana or marijuana products or from proceeding with the development of its operations as currently proposed.
Failure to comply with applicable laws, regulations and permitting requirements may result in enforcement actions thereunder, including orders issued by regulatory or judicial authorities causing operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment, or remedial actions. Cresco may be required to compensate those suffering loss or damage by reason of its operations and may have civil or criminal fines or penalties imposed for violations of applicable laws or regulations.
Amendments to current laws, regulations and permits governing the production, manufacturing or sale of marijuana or marijuana products, or more stringent implementation thereof, could have a material adverse impact on Cresco and cause increases in expenses, capital expenditures or production or manufacturing costs or reduction in levels of production, manufacturing or sale or require abandonment or delays in development.
Access to Banks
Cresco may have difficulty accessing the service of banks, which may make it difficult for it to operate.
Since the use of marijuana is illegal under U.S. federal law, and in light of concerns in the banking industry regarding money laundering and other federal financial crime related to marijuana, U.S. banks have been reluctant to accept deposit funds from businesses involved with the marijuana industry. Consequently, businesses involved in the marijuana industry often have difficulty finding a bank willing to accept their business. Likewise, marijuana businesses have limited, if any, access to credit card processing services. As a result, marijuana businesses in the U.S. are largely cash-based. This complicates the implementation of financial controls and increases security issues. The inability to open or maintain bank accounts or take credit cards may make it difficult for us to operate our contemplated medical marijuana businesses.
Legality of Contracts
Because Cresco’s contracts involve cannabis and other activities that are not legal under U.S. federal law and in some jurisdictions, Cresco may face difficulties in enforcing its contracts in U.S. federal and certain state courts.
Holding Company
Cresco is a holding company and essentially all of its assets are the capital stock of its material subsidiaries. As a result, investors in Cresco are subject to the risks attributable to its subsidiaries. Consequently, Cresco’s cash flows and ability to complete current or desirable future opportunities are dependent on the earnings of its subsidiaries. The ability of these entities to pay dividends and other distributions will depend on their operating results and will be subject to applicable laws and regulations which require that solvency and capital standards be maintained by such entities and contractual restrictions contained in the instruments governing their debt. In the event of a bankruptcy, liquidation, or reorganization of any of Cresco’s material subsidiaries, holders of indebtedness and trade creditors may be entitled to payment of their claims from the assets of those subsidiaries before Cresco.
Unfavorable Tax Treatment of Cannabis Businesses
Under Section 280E of the U.S. Tax Code (“Section 280E”),”no deduction or credit shall be allowed for any amount paid or incurred during the taxable year in carrying on any trade or business if such trade or business (or the activities which comprise such trade or business) consists of trafficking in controlled substances (within the meaning of schedule I and II of the Controlled Substances Act) which is prohibited by Federal law or the law of any State in which such trade or business is conducted.” This provision has been applied by the U.S. Internal Revenue Service to cannabis operations, prohibiting them from deducting expenses directly associated with the sale of cannabis. Section 280E, therefore, has a significant impact on the retail side of cannabis, but a lesser impact on cultivation and manufacturing operations. A result of Section 280E is that an otherwise profitable business may, in fact, operate at a loss, after taking into account its U.S. income tax expenses. Based on recently settled and open court cases before various administrative and federal courts challenging these restrictions, it does not seem likely that there will be a favorable interpretation of Section 280E for cannabis businesses.
United States Tax Classification of Cresco
Cresco, which is and will continue to be a Canadian corporation as of the date of this Circular, is also expected to be classified for U.S. federal income tax purposes as a United States corporation under Section 7874 of the U.S. Tax Code. Section 7874 of the U.S. Tax Code contains rules that can cause a non-United States corporation to be taxed as a United States corporation for U.S. federal income tax purposes. Under Section 7874 of the U.S. Tax Code, a corporation created or organized outside the United States. (i.e., a non-United States corporation) will nevertheless be treated as a United States corporation for U.S. federal income tax purposes (such treatment is referred to as an inversion) if each of the following three (3) conditions are met: (i) the non-United States corporation acquires, directly or indirectly, or is treated as acquiring under applicable U.S. Treasury Regulations, substantially all of the assets held, directly or indirectly, by a United States corporation or United States trade or business, (ii) after the acquisition, the former stockholders of the acquired United States corporation hold at least 80% (by vote or value) of the shares of the non-United States corporation by reason of holding shares of the United States acquired corporation, trade or business, and (iii) after the acquisition, the non-United States corporation’s expanded affiliated group does not have substantial business activities in the non- United States corporation’s country of organization or incorporation when compared to the expanded affiliated group’s total business activities.
Cresco intends to be treated as a United States corporation for U.S. federal income tax purposes under Section 7874 of the U.S. Tax Code and is expected to be subject to U.S. federal income tax on its worldwide income. However, for Canadian tax purposes, Cresco is expected, regardless of any application of Section 7874 of the U.S. Tax Code, to be treated as a Canadian resident company (as defined in the ITA) for Canadian income tax purposes. As a result, Cresco will be subject to taxation both in Canada and the United States which could have a material adverse effect on its financial condition and results of operations. Cresco may not qualify for certain U.S.-Canada income tax treaty benefits, which could have a material adverse effect on its financial condition and results of operations.
It is unlikely that Cresco will pay any dividends on the Cresco Shares in the foreseeable future. However, dividends received by shareholders who are residents of Canada for purpose of the ITA will be subject to U.S. withholding tax. Any such dividends may not qualify for a reduced rate of withholding tax under the U.S.-Canada tax treaty. In addition, a foreign tax credit or a deduction in respect of foreign taxes may not be available.
Dividends received by U.S. shareholders will not be subject to U.S. withholding tax but will be subject to Canadian withholding tax. Dividends paid by Cresco will be characterized as U.S. source income for purposes of the foreign tax credit rules under the U.S. Tax Code. Accordingly, U.S. shareholders generally will not be able to claim a credit for any Canadian tax withheld unless, depending on the circumstances, they have an excess foreign tax credit limitation due to other foreign source income that is subject to a low or zero rate of foreign tax.
Dividends received by shareholders that are neither Canadian nor U.S. shareholders will be subject to U.S. withholding tax and will also be subject to Canadian withholding tax. These dividends may not qualify for a reduced rate of U.S. withholding tax under any income tax treaty otherwise applicable to a shareholder of Cresco, subject to examination of the relevant treaty.
Because the Cresco Shares will be treated as shares of a U.S. domestic corporation, the U.S. gift, estate, and generation- skipping transfer tax rules generally apply to a non-U.S. shareholder of common shares.
EACH SHAREHOLDER SHOULD SEEK TAX ADVICE, BASED ON SUCH SHAREHOLDER’S PARTICULAR CIRCUMSTANCES, FROM AN INDEPENDENT TAX ADVISOR.
Consumer Acceptance of Marijuana
We are dependent on the popularity of consumer acceptance of Cresco product lines.
Cresco’s ability to generate revenue and be successful in the implementation of Cresco’s business plan is dependent on consumer acceptance and demand of Cresco products. Acceptance of Cresco products will depend on several factors, including availability, cost, ease of use, familiarity of use, convenience, effectiveness, safety, and reliability. If these customers do not accept Cresco products, or if such products fail to meet customers’ needs and expectations adequately, our ability to continue generating revenues could be reduced.
A drop in the retail price of medical marijuana products may negatively impact the business.
The demand for Cresco products depends in part on the price of commercially-grown marijuana. Fluctuations in economic and market conditions that impact the prices of commercially-grown marijuana, such as increases in the supply of such marijuana and the decrease in the price of products using commercially-grown marijuana, could cause the demand for marijuana products to decline, which would have a negative impact on our business.
Security Risks
As cash businesses, the premises of the marijuana dispensaries are a target for theft. While Cresco has implemented security measures and continues to monitor and improve its security measures, its cultivation, processing, and dispensary facilities could be subject to break-ins, robberies and other breaches in security. In the event of robbery or theft, the loss of cannabis plants, cannabis oils, cannabis flowers and cultivation and processing equipment could have a material adverse impact on the business, financial condition, and results of operation of Cresco.
As Cresco’s business involves the movement and transfer of cash which is collected from dispensaries and used to purchase trim, accessories, etc. or deposited into its bank, there is a risk of theft or robbery during the transport of cash. Cresco has engaged a security firm to provide armed guards and security in the transport and movement of large amounts of cash. While Cresco has taken robust steps to prevent theft or robbery of cash during transport, there can be no assurance that there will not be a security breach during the transport and the movement of cash involving the theft of product or cash.
Risk of Litigation
From time to time in the normal course of business operations, Cresco may become subject to litigation that may result in liability material to its financial statements as a whole or may negatively affect its operating results if changes to its business operations are required. The cost to defend such litigation may be significant and may require a diversion of resources. There also may be adverse publicity associated with litigation that could negatively affect customer perception of the business, regardless of whether the allegations are valid or whether Cresco is ultimately found liable. Insurance may not be available at all or in sufficient amounts to cover any liabilities with respect to these or other matters. A judgment or other liability in excess of Cresco’s insurance coverage for any claims could adversely affect its business and the results of operations.
Cresco’s participation in the medical and adult-use marijuana industry may lead to litigation, formal or informal complaints, enforcement actions, and inquiries by various U.S. federal, state, or local governmental authorities against Cresco or its subsidiaries. Litigation, complaints, and enforcement actions involving Cresco, or its subsidiaries could consume considerable amounts of financial and other corporate resources, which could have a negative impact on our sales, revenue, profitability, and growth prospects. Cresco’s subsidiaries are presently engaged in the distribution of marijuana, however, neither Cresco nor its subsidiaries are currently, subject to any litigation, complaint or enforcement action regarding marijuana brought by any U.S. federal, state, or local governmental authority with respect to the business.
Risks Inherent in an Agricultural Business
Cresco’s business involves the growing of medical and adult-use marijuana, an agricultural product. Such business will be subject to the risks inherent in the agricultural business, such as insects, plant diseases and similar agricultural risks. Although Cresco expects that any such growing will be completed indoors under climate- controlled conditions, there can be no assurance that natural elements will not have a material adverse effect on any such future production.
Vulnerability to Rising Energy Costs
Adult-use and medical marijuana growing operations consume considerable energy, making Cresco potentially vulnerable to rising energy costs. Rising or volatile energy costs may adversely impact the business, results of operations, financial condition, or prospects of Cresco.
Reliance on License
Cresco’s ability to cultivate, store, produce and distribute medical and adult-use marijuana products in Illinois, Florida, Pennsylvania, Ohio, Arizona, Massachusetts, Maryland, Michigan, California, and New York is dependent on maintaining its licenses in good standing with each applicable State regulator. Failure to comply with the requirements of any of its licenses or any failure to maintain any of the licenses would have a material adverse impact on the business, financial condition, and operating results of Cresco. Cresco’s (or its subsidiaries) licenses related to its ability to cultivate, store, produce and distribute medical and adult-use marijuana products (as applicable) in Illinois, Florida, Pennsylvania, Ohio, Arizona, Massachusetts, Maryland, Michigan, California, and New York are currently in good standing.
Product Liability
As a distributor of products designed to be ingested by humans, Cresco faces an inherent risk of exposure to product liability claims, regulatory action, and litigation if its products are alleged to have caused significant loss or injury. In addition, the sale of Cresco’s products involves the risk of injury to consumers due to tampering by unauthorized third-parties or product contamination. Previously unknown adverse reactions resulting from human consumption of Cresco’s products alone or in combination with other medications or substances could occur. Cresco may be subject to various product liability claims, including, among others, that Cresco’s products caused injury or illness, include inadequate instructions for use or include inadequate warnings concerning possible side effects or interactions with other substances.
A product liability claim or regulatory action against Cresco could result in increased costs, could adversely affect Cresco’s reputation with its clients and consumers generally, and could have a material adverse effect on our results of operations and financial condition of Cresco. Although Cresco has secured product liability insurance, and strictly enforces a quality standard within the operations, there can be no assurances that Cresco will be able to maintain its product liability insurance on acceptable terms or with adequate coverage against potential liabilities. This scenario could prevent or inhibit the commercialization of Cresco’s potential products. To date, no private product liability actions have been filed against Cresco.
Product Recalls
Manufacturers and distributors of products are sometimes subject to the recall or return of their products for a variety of reasons, including product defects, such as contamination, unintended harmful side effects or interactions with other substances, packaging safety and inadequate or inaccurate labeling disclosure. If any of Cresco’s products are recalled due to an alleged product defect or for any other reason, Cresco could be required to incur the unexpected expense of the recall and any legal proceedings that might arise in connection with the recall. Cresco may lose a significant amount of sales and may not be able to replace those sales at an acceptable margin or at all. In addition, a product recall may require significant management attention. Although Cresco has detailed procedures in place for testing finished products, there can be no assurance that any quality, potency, or contamination problems will be detected in time to avoid unforeseen product recalls, regulatory action or lawsuits. Additionally, if one of Cresco’s significant brands were subject to recall, the image of that brand and Cresco as its owner could be harmed. A recall for any of the foregoing reasons could lead to decreased demand for Cresco’s products and could have a material adverse effect on the results of operations and financial condition of Cresco. Additionally, product recalls may lead to increased scrutiny of Cresco’s operations by the FDA or other regulatory agencies, requiring further management attention and potential legal fees and other expenses.
Newly Established Legal Regime
Cresco’s business activities will rely on newly established and/or developing laws and regulations in the states in which it operates. These laws and regulations are rapidly evolving and subject to change with minimal notice. Regulatory changes may adversely affect Cresco’s profitability or cause it to cease operations entirely. The cannabis industry may come under the scrutiny or further scrutiny by the FDA, Securities and Exchange Commission, the DOJ, the Financial Industry Regulatory Advisory or other U.S. federal or applicable state or nongovernmental regulatory authorities or self-regulatory organizations that supervise or regulate the production, distribution, sale, or use of cannabis for medical or nonmedical purposes in the United States. It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any proposals will become law. The regulatory uncertainty surrounding the industry may adversely affect the business and operations of Cresco, including without limitation, the costs to remain compliant with applicable laws and the impairment of its business or the ability to raise additional capital.

INTEREST OF EXPERTS
Certain legal matters relating to Arrangement will be passed upon on behalf of Cresco by Bennett Jones LLP. As of the date hereof, Bennett Jones LLP, and its partners and associates, beneficially own, directly or indirectly, in their respective groups, less than 1% of any class of outstanding securities of Cresco.
Marcum LLP are the external auditors of Cresco, and are independent with respect to Cresco within the meaning of the CPA Code of Professional Conduct of the Institute of Chartered Professional Accountants of Ontario.

AVAILABLE INFORMATION
We maintain a website at http://www.crescolabs.com. The information found on our website is not part of this or any other report we file with or furnish to Canadian securities regulatory authorities or the SEC. References to Cresco’s website in any documents that are incorporated by reference into this Circular, do not incorporate by reference the information on such website, and Cresco disclaims any such incorporation by reference. Additional information relating to Cresco can be found under Cresco’s profile on SEDAR at www.sedar.com.
In addition, the SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding Cresco Labs Inc. and other issuers that file electronically with the SEC. The SEC’s Internet website address is http://www.sec.gov.

CRESCO QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK
Cresco is exposed in varying degrees to a variety of financial instrument-related risks. As at March 31, 2022, the Cresco Board and Cresco management mitigate these risks by assessing, monitoring, and approving Cresco’s risk management processes:
Credit and Banking Risk
Credit risk is the risk of a potential loss to Cresco if a customer or a third-party to a financial instrument fails to meet its contractual obligations. The maximum credit exposure as of March 31, 2022 and December 31, 2021, is the carrying amount of cash, accounts receivable, and loans receivable. Cresco does not have significant credit risk with respect to its customers or loan counterparties, based on cannabis industry growth in its key markets and the low interest rate environment. Although all deposited cash is placed with U.S. financial institutions in good standing with regulatory authorities, changes in U.S. federal banking laws related to the deposit and holding of funds derived from activities related to the cannabis industry have passed the U.S. House of Representatives but have not yet been voted on within the U.S. Senate. Given that current U.S. federal law provides that the production and possession of cannabis is illegal, there is a strong argument that banks cannot accept or deposit funds from businesses involved with the cannabis industry, leading to an increased risk of legal actions against Cresco and forfeitures of Cresco’s assets.
Asset Forfeiture Risk
Because the cannabis industry remains illegal under U.S. federal law, any property owned by participants in the cannabis industry which are either used in the course of conducting such business, or are the proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture. Even if the owner of the property was never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture.
Liquidity Risk
Liquidity risk is the risk that Cresco will not be able to meet its financial obligations associated with financial liabilities. Cresco primarily manages liquidity risk through the management of its capital structure by ensuring that it will have sufficient liquidity to settle obligations and liabilities when due. As of March 31, 2022, Cresco had working capital (defined as current assets less current liabilities) of $68.6 million. Cresco will continue to raise capital as needed to fund operations and expansion.
Market Risk
Currency Risk
The operating results and balance sheet of Cresco are reported in USD. As of March 31, 2022 and December 31, 2021, Cresco’s financial assets and liabilities are primarily in USD. However, from time to time some of Cresco’s financial transactions are denominated in currencies other than USD. The results of Cresco’s operations are subject to currency transaction and translation risks. Cresco recorded $0.1 million in foreign exchange gains and $0.7 million in foreign exchange losses during the three months ended March 31, 2022 and 2021, respectively.
As of March 31, 2022 and December 31, 2021, Cresco had no hedging agreements in place with respect to foreign exchange rates. Cresco has not entered into any agreements or purchased any instruments to hedge possible currency risks at this time.
Interest Rate Risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. An increase or decrease in Cresco’s incremental borrowing rate by 10% would result in an associated increase or decrease in Deferred consideration, contingent consideration and other payables and Interest expense, net of $0.1 million. Cresco’s Senior Loan accrues at a rate of 9.5% per annum, and has an effective interest rate of 11.0%.

Price Risk
Price risk is the risk of variability in fair value due to movements in equity or market prices. Cresco is subject to price risk related to derivative liabilities and contingent considerations that are valued based on Cresco’s own stock price. An increase or decrease in stock price by 10% would result in an associated increase or decrease to Deferred consideration, contingent consideration, and other payables; Derivative liabilities, long-term; and Deferred consideration and contingent consideration, with a corresponding change to Other expense, net. As of March 31, 2022 and 2021, an increase or decrease in stock price by 10% would result in an unfavorable impact of $0.5 million or a favorable impact of $0.3 million.
Tax Risk
Tax risk is the risk of changes in the tax environment that would have a material adverse effect on Cresco’s business, results of operations, and financial condition. Currently, state-licensed marijuana businesses are assessed a comparatively high effective federal tax rate due to IRC Section 280E, which bars businesses from deducting all expenses except their COGS when calculating federal tax liability. Any increase in tax levies resulting from additional tax measures may have a further adverse effect on the operations of Cresco, while any decrease in such tax levies will be beneficial to future operations.
Regulatory Risk
Regulatory risk pertains to the risk that Cresco’s business objectives are contingent, in part, upon the compliance of regulatory requirements. Due to the nature of the industry, Cresco recognizes that regulatory requirements are more stringent and punitive in nature. Any delays in obtaining, or failure to obtain regulatory approvals can significantly delay operational and product development and can have a material adverse effect on Cresco’s business, results of operation, and financial condition. Cresco is cognizant of the advent of regulatory changes occurring in the cannabis industry on the city, state, and national levels. Although the regulatory outlook on the cannabis industry has been moving in a positive trend, Cresco is aware of the effect that unforeseen regulatory changes could have a material adverse impact on the goals and operations of the business as a whole.
COVID-19 Risk
COVID‑19 was declared a pandemic by the World Health Organization on March 12, 2020. During the fourth quarter of 2020, the first vaccine utilized to prevent coronavirus infection was approved by the FDA. As of March 31, 2022, the vaccine is widely available, however, there remains significant economic uncertainty and consequently, it is difficult to reliably measure the potential impact of this uncertainty on Cresco’s future financial results.

INFORMATION CONCERNING CRESCO FOLLOWING THE ARRANGEMENT
The following information is presented on a post-Arrangement basis and reflects the projected consolidated business, financial and share capital position of Cresco assuming the completion of the Arrangement. It contains significant amounts of forward-looking information. Readers are cautioned that actual results may vary. This section only includes information respecting Cresco after completion of the Arrangement that is materially different from information provided elsewhere in this Circular. See the disclosure in Appendix I for additional information regarding Columbia Care.
Corporate Structure
Set out below is a corporate organization chart for Cresco. Upon completion of the Arrangement, Cresco will acquire beneficial ownership in all of the property of, and will assume all obligations of, the amalgamation successor to Columbia Care. Following the Arrangement, Cresco will continue to exist under the BCBCA.
Set forth below is the organization chart of Cresco, immediately following the completion of the Arrangement:

Public Holders Subordinate Voting Shares
Super Voting Shareholders (1)
Charles Bachtell
Robert M. Sampson
Brian McCormack
Dominic Sergi
Former holders of Cresco Units who exchanged such units for Proportionate Voting Shares
Former holders of Columbia Care Inc. common shares who exchanged such shares for Subordinate Voting Shares
Cresco Labs Inc.
[British Columbia]
Cresco Corp. Voting Shares
Operating Subsidiaries
Designated former holders of Cresco Units
Cresco U.S. Corp.
[Illinois]
Cresco Redeemable Units/LTIP Units
Cresco Non-Redeemable Units
Operating Subsidiaries
HoldingCo, LLC.
[Delaware]
Cresco Labs, LLC.
[Illinois]
Columbia Care, LLC.
[Delaware]
Cresco Labs Notes Issuer, LLC
[Illinois]
Operating Subsidiaries
Operating Subsidiaries

(1) Charles Bachtell holds 40% of all Super Voting Shares. Each remaining Shareholder holds 20% of all Super Voting Shares.

Consolidated Capitalization
The following table sets forth Cresco’s consolidated capitalization as of March 31, 2022 and on a pro forma basis, after giving effect to the Arrangement. The following table is based on the unaudited consolidated balance sheet of Cresco as at March 31, 2022 and should be read in conjunction with the unaudited condensed interim consolidated financial statements of Cresco for the three months ended March 31, 2022 and other information included in the documents incorporated by reference in this Circular.

	As at March 31, 2022 (before Arrangement)	Pro Forma Adjustment	Pro Forma as at March 31, 2022 (after Arrangement)
Indebtedness
Total Long-term notes payable and loans payable (in US$)	466,076,000		466,076,000
Shareholder Equity
MVS(1)	500,000		500,000
Cresco Shares(2)	272,635,721	235,087,248(3)	507,722,969
PVS(4)	20,472,294		20,472,294
Cresco Redeemable Units(5)	107,740,164		107,740,164
SSVS (presented on an as-converted to Cresco Shares basis)	639		639
Cresco Shares Outstanding (on an as-converted to Cresco Shares basis)	401,348,818		636,436,066
Options	24,840,979		24,840,979
Warrants(6)	9,519,554		9,519,554
Restricted share units	4,167,648		4,167,648
Fully-Diluted Outstanding(7)	439,876,999		674,964,247

Notes:
(1)
Each carrying 2,000 votes. In the aggregate, the MVS represent approximately 66% voting control following the issuance of the Cresco Shares pursuant to the Arrangement.

(2)
Cresco Shares includes shares pending issuance or cancellation.

(3)
Representing the aggregate number of Cresco Shares issuable under the Arrangement, subject to any adjustments provided in the Arrangement Agreement.

(4)
As discussed under the heading “Description of Capital Structure” above, in order to maintain foreign private issuer status, certain US resident members of Cresco will receive PVS rather than Cresco Shares on a 1:200 basis. PVS carry voting and economic rights proportionate to Cresco Shares. Each PVS is convertible into 200 Cresco Shares. This table presents the PVS on an as-converted basis.

(5)
Cresco Redeemable Units are convertible to PVS on a 200:1 basis and such PVS are convertible into Cresco Shares on a 1:200 basis.

(6)
Each exercisable into one Cresco Share at a blended average price of $9.63.

(7)
Fully-Diluted Outstanding shares assumes conversion of all outstanding instruments which could have a dilutive effect (currently or in the future).

Governance and Management of Cresco Following Completion of the Arrangement
On the Effective Date, in accordance with the steps set forth in the Plan of Arrangement, Cresco will set the number of directors on the Cresco Board at thirteen, and, subject to the receipt of customary regulatory approvals, appoint to the Cresco Board up to three individuals nominated by Columbia Care (such group of three to include Nicholas Vita, who would also join the executive committee of the Cresco Board), each of which shall be acceptable to Cresco, acting reasonably. See “The Arrangement Agreement — Covenants — Appointment of Directors” in this Circular.

GLOSSARY
The following is a glossary of certain general terms used in this Appendix J. Terms and abbreviations used in the financial statements appended to this Appendix J are defined separately and the terms and abbreviations defined below are not used therein, except where otherwise indicated. Words importing the singular, where the context requires, include the plural and vice versa and words importing any gender include all genders.
“180 Smoke” has the meaning ascribed thereto under the heading “General Development of the Business.”
“2017 Law” has the meaning ascribed thereto under the heading “Description of the Business.”
“2021 Shelf Prospectus” has the meaning ascribed thereto under the heading “General Development of the Business.”
“ACRC” has the meaning ascribed thereto under the heading “Description of the Business.”
“ADHS” has the meaning ascribed thereto under the heading “Description of the Business.”
“AFS” has the meaning ascribed thereto under the heading “Description of the Business.”
“A&M” has the meaning ascribed thereto under the heading “Description of the Business.”
“Amended Senior Loan” has the meaning ascribed thereto under the heading “General Development of the Business.”
“Amended Term Loan” has the meaning ascribed thereto under the heading “General Development of the Business.”
“AMMA” has the meaning ascribed thereto under the heading “Description of the Business.”
“AO LTIP Unit” means a unit of Cresco LLC which is designated as an “Appreciation Only LTIP Unit” in the applicable vesting agreement or other documentation pursuant to which such AO LTIP Unit is granted or issued, having the rights, powers, privileges, restrictions, qualifications and limitations set forth in Exhibit A to the A&R LLC Agreement in respect of the holder thereof, as well as any applicable vesting agreement or other documentation pursuant to which such AO LTIP Unit is granted or issued.
“API” has the meaning ascribed thereto under the heading “Description of the Business.”
“A&R LLC Agreement” has the meaning ascribed thereto under the heading “Corporate Structure.”
“ATM Program” has the meaning ascribed thereto under the heading “General Development of the Business.”
“AUMA” has the meaning ascribed thereto under the heading “Description of the Business.”
“AZ Dispensary License” has the meaning ascribed thereto under the heading “Description of the Business.”
“Bank Secrecy Act” has the meaning ascribed thereto under the heading “Description of the Business.”
“Barr Comments” has the meaning ascribed thereto under the heading “Description of the Business.”
“Basis Adjustments” has the meaning ascribed thereto under the heading “Description of Capital Structure.”
“BATFE” has the meaning ascribed thereto under the heading “Risk Factors.”
“BCBCA” means the Business Corporations Act (British Columbia), as amended.
“BCC” has the meaning ascribed thereto under the heading “Description of the Business.”
“Bluma” has the meaning ascribed thereto under the heading “General Development of the Business.”

“Bluma Agreement” has the meaning ascribed thereto under the heading “General Development of the Business.”
“Business Combination” has the meaning ascribed thereto under the heading “Corporate Structure.”
“CBD” means Cannabidiol.
“CBP” has the meaning ascribed thereto under the heading “Risk Factors.”
“CCA” has the meaning ascribed thereto under the heading “Description of the Business.”
“CCC” has the meaning ascribed thereto under the heading “Description of the Business.”
“CDFA” has the meaning ascribed thereto under the heading “Description of the Business.”
“CDPH” has the meaning ascribed thereto under the heading “Description of the Business.”
“CDS” has the meaning ascribed thereto under the heading “Risk Factors.”
“CEO” means Chief Executive Officer.
“Cole Memo” has the meaning ascribed thereto under the heading “Description of the Business.”
“Common Unit” means those units designated by Cresco LLC after Cresco LLC effected a recapitalization of its outstanding unit capital in connection with the Business Combination, whereby under such recapitalization all previously issued Cresco LLC Units were combined into a single class of non-voting units of Cresco LLC.
“COMPETES Act” has the meaning ascribed thereto under the heading “Description of the Business.”
“Conversion Ratio” has the meaning ascribed thereto under the heading “Description of Capital Structure.”
“COO” has the meaning ascribed thereto under the heading “Description of the Business.”
“CPG” has the meaning ascribed thereto under the heading “Description of the Business.”
“CR” has the meaning ascribed thereto under the heading “Description of the Business.”
“Cresco” has the meaning ascribed thereto under the heading “General.”
“Cresco Corp” means Cresco U.S. Corp., a corporation existing under the laws of the state of Illinois.
“Cresco LLC” has ascribed thereto under the heading “Corporate Structure.”
“Cresco LLC Units” means the Class A units, Class B units, Class C units, Class D units, Class E units and Class F units in the capital of Cresco LLC existing prior to the recapitalization of Cresco LLC in connection with the completion of the Business Combination.
“Cresco LTIP Unitholder” means the holders of the LTIP Units.
“Cresco Members” means the holders of Cresco LLC Units.
“Cresco Ohio” has the meaning ascribed thereto under the heading “Description of the Business.”
“Cresco Redeemable Shares” means the non-voting common shares in the capital of Cresco.
“Cresco Redeemable Units” has the meaning ascribed thereto under the heading “Description of Capital Structure.”
“Cresco Shares” has the meaning ascribed thereto under the heading “Corporate Structure.”
“Cresco Voting Share” means the voting common shares in the capital of Cresco.
“Cresco Yeltrah” has the meaning ascribed thereto under the heading “Description of the Business.”

“CSA” has the meaning ascribed thereto under the heading “General Development of the Business.”
“CSE” means the Canadian Securities Exchange.
“Cultivate” has the meaning ascribed thereto under the heading “General Development of the Business.”
“CUA” has the meaning ascribed thereto under the heading “Description of the Business.”
“Cure Penn” has the meaning ascribed thereto under the heading “General Development of the Business.”
“DCC” has the meaning ascribed thereto under the heading “Description of the Business.”
“DEA” has the meaning ascribed thereto under the heading “Description of the Business.”
“DOJ” has the meaning ascribed thereto under the heading “General Development of the Business.”
“Encanto Green Cross Dispensary” is a non-profit entity that holds a vertical license to cultivate, process and dispense medical marijuana in the State of Arizona and operates a medical marijuana dispensary in Phoenix, Arizona, and owns real property used for cultivation in Salome, Arizona.
“Farm Bill” has the meaning ascribed thereto under the heading “General Development of the Business.”
“FDA” has the meaning ascribed thereto under the heading “General Development of the Business.”
“FinCEN” has the meaning ascribed thereto under the heading “Description of the Business.”
“FinCEN Memo” has the meaning ascribed thereto under the heading “Risk Factors.”
“FloraMedex” has the meaning ascribed thereto under the heading “Description of the Business.”
“Founders” has the meaning ascribed thereto under the heading “Risk Factors.”
“FV LTIP Unit” means a unit of Cresco LLC which is designated as a “Full Value LTIP Unit” in the applicable vesting agreement or other documentation pursuant to which such FV LTIP Unit is granted or issued, having the rights, powers, privileges, restrictions, qualifications and limitations set forth in Exhibit A to the A&R LLC Agreement in respect of the holder thereof, as well as any applicable vesting agreement or other documentation pursuant to which such FV LTIP Unit is granted or issued.
“GAAP” refers to Generally Accepted Accounting Principles in the U.S. These are the accounting principles, standards, and procedures issued by the Financial Accounting Standards Board (FASB) and must be followed for companies file their financial statement with the SEC (Securities and Exchange Commission).
“GSC” has the meaning ascribed thereto under the heading “General Development of the Business.”
“HEROES Act” has the meaning ascribed thereto under the heading “Description of the Business.”
“HHH” has the meaning ascribed thereto under the heading “General Development of the Business.”
“Holder” has the meaning ascribed thereto under the heading “Description of Capital Structure.”
“Holder’s Group” has the meaning ascribed thereto under the heading “Description of Capital Structure.”
“IDFPR” has the meaning ascribed thereto under the heading “Description of the Business.”
“IDOA” has the meaning ascribed thereto under the heading “Description of the Business.”
“ILLCA” has the meaning ascribed thereto under the heading “Description of Capital Structure.”
“Initiative” has the meaning ascribed thereto under the heading “Description of the Business.”
“IRS” means the Internal Revenue Service.
“ISP” has the meaning ascribed thereto under the heading “Description of the Business.”
“IT” has the meaning ascribed thereto under the heading “Risk Factors.”

“January 2021 Offering” has the meaning ascribed thereto under the heading “General Development of the Business.”
“January Shelf Prospectus” has the meaning ascribed thereto under the heading “General Development of the Business.”
“LARA” has the meaning ascribed thereto under the heading “Description of the Business.”
“Laurel Harvest” has the meaning ascribed thereto under the heading “Description of the Business.”
“Leahy Amendment” has the meaning ascribed thereto under the heading “Description of the Business.”
“LIBOR” means the London Inter-bank Offered Rate.
“LTIP Units” has the meaning ascribed thereto under the heading “Description of Capital Structure.”
“MAUCRSA” has the meaning ascribed thereto under the heading “Description of the Business.”
“MCRSA” has the meaning ascribed thereto under the heading “Description of the Business.”
“MDOH” has the meaning ascribed thereto under the heading “General Development of the Business.”
“MedMar” has the meaning ascribed thereto under the heading “General Development of the Business.”
“MedMar Lakeview” has the meaning ascribed thereto under the heading “General Development of the Business.”
“MedMar Rockford” has the meaning ascribed thereto under the heading “General Development of the Business.”
“METRC” an end-to-end tracking and tracing software for marijuana plants and products provided by Franwell Inc.
“Michigan Affiliate” has the meaning ascribed thereto under the heading “Description of the Business.”
“Michigan Cannabis Regulations” has the meaning ascribed thereto under the heading “Description of the Business.”
“Michigan Qualified Purchaser” has the meaning ascribed thereto under the heading “Description of the Business.”
“Michigan Registry ID” has the meaning ascribed thereto under the heading “Description of the Business.”
“MIPs” has the meaning ascribed thereto under the heading “Description of the Business.”
“MJDS” has the meaning ascribed thereto under the heading “General Development of the Business.”
“MJ Freeway” means MJ Freeway Inc. a corporation providing cloud-based, seed-to-sale, cannabis compliance software for marijuana businesses including retail, delivery, wholesale, cultivation, and manufacturing.
“MMFLA” has the meaning ascribed thereto under the heading “Description of the Business.”
“MMJ Program” has the meaning ascribed thereto under the heading “Description of the Business.”
“MMMA” has the meaning ascribed thereto under the heading “Description of the Business.”
“MMTC” has the meaning ascribed thereto under the heading “Description of the Business.”
“MORE Act” has the meaning ascribed thereto under the heading “Description of the Business.”
“MOU” has the meaning ascribed thereto under the heading “Risk Factors.”
“MRA” has the meaning ascribed thereto under the heading “Description of the Business.”

“MRTMA” has the meaning ascribed thereto under the heading “Description of the Business.”
“MTA” has the meaning ascribed thereto under the heading “Description of the Business.”
“MUMP” has the meaning ascribed thereto under the heading “Description of the Business.”
“MVS” has the meaning ascribed thereto under the heading “Corporate Structure.”
“NBPA” has the meaning ascribed thereto under the heading “Directors and Executive Officers.”
“NDAA/H.R. 4350” has the meaning ascribed thereto under the heading “Description of the Business.”
“NY Licenses” has the meaning ascribed thereto under the heading “Description of the Business.”
“NYSDOH” has the meaning ascribed thereto under the heading “Description of the Business.”
“OCM” has the meaning ascribed thereto under the heading “Description of the Business.”
“OCN Loan” has the meaning ascribed thereto under the heading “General Development of the Business.”
“OH Arrangement” has the meaning ascribed thereto under the heading “General Development of the Business.”
“Ohio Pharmacy Board” has the meaning ascribed thereto under the heading “Description of the Business.”
“One Plant” has the meaning ascribed thereto under the heading “General Development of the Business.”
“OMMCP” has the meaning ascribed thereto under the heading “Description of the Business.”
“Origin House” has the meaning ascribed thereto under the heading “General Development of the Business.”
“PBIC” has the meaning ascribed thereto under the heading “General Development of the Business.”
“PDI” has the meaning ascribed thereto under the heading “General Development of the Business.”
“PDOH” has the meaning ascribed thereto under the heading “Description of the Business.”
“Phoenix Farms” has the meaning ascribed thereto under the heading “Description of the Business.”
“Pre-Combination LLC Agreement” means the Cresco LLC limited liability company agreement dated October 8, 2013, as amended and restated as of March 28, 2015, and as further amended and restated as of March 17, 2018 and as of July 1, 2018.
“Proportionate Voting Shares” means the Proportionate Voting Shares in the capital of Cresco.
“PTSD” means post-traumatic stress disorder.
“PVS” has the meaning ascribed thereto under the heading “Corporate Structure.”
“Randsburg” has the meaning ascribed thereto under the heading “Corporate Structure.”
“Registered Organizations” has the meaning ascribed thereto under the heading “Description of the Business.”
“Registration Statement” has the meaning ascribed thereto under the heading “General Development of the Business.”
“Regulatory Counsel” has the meaning ascribed thereto under the heading “Description of the Business.”
“Rohrabacher-Blumenauer Amendment” has the meaning ascribed thereto under the heading “Description of the Business.”

“RTA” has the meaning ascribed thereto under the heading “Description of the Business.”
“Rules” has the meaning ascribed thereto under the heading “Description of the Business.”
“SAFE Banking Act” has the meaning ascribed thereto under the heading “Description of the Business.”
“SEC” has the meaning ascribed thereto under the heading “General Development of the Business.”
“Section 280E” has the meaning ascribed thereto under the heading “Risk Factors.”
“SEEDTM” has the meaning ascribed thereto under the heading “Description of the Business.”
“seed-to-sale” has the meaning ascribed thereto under the heading “Description of the Business.”
“Senior Loan” has the meaning ascribed thereto under the heading “General Development of the Business.”
“September 2019 Financing” has the meaning ascribed thereto under the heading “General Development of the Business.”
“Sessions Memo” has the meaning ascribed thereto under the heading “Description of the Business.”
“SKU” means stock-keeping unit.
“SLO” has the meaning ascribed thereto under the heading “Description of the Business.”
“Special Conversion Ratio” has the meaning ascribed thereto under the heading “Description of Capital Structure.”
“Spyder” has the meaning ascribed thereto under the heading “General Development of the Business.”
“SSVS” has the meaning ascribed thereto under the heading “Corporate Structure.”
“Support Agreement” has the meaning ascribed thereto under the heading “Description of Capital Structure.”
“T&T” has the meaning ascribed thereto under the heading “Description of the Business.”
“Tax Receivable Agreement” has the meaning ascribed thereto under the heading “Description of Capital Structure.”
“Term Loan” has the meaning ascribed thereto under the heading “General Development of the Business.”
“THC” has the meaning ascribed thereto under the heading “General Development of the Business.”
“Treasury Regulations” refers to the United States Treasury Regulations issued by the United States Internal Revenue Service, a bureau of the United States Department of the Treasury.
“Triggering Event” has the meaning ascribed thereto under the heading “Description of Capital Structure.”
“Tryke” has the meaning ascribed thereto under the heading “General Development of the Business.”
“Underlying Share” has the meaning ascribed thereto under the heading “General Development of the Business.”
“Units” has the meaning ascribed thereto under the heading “General Development of the Business.”
“USPTO” has the meaning ascribed thereto under the heading “Risk Factors.”
“U.S. Tax Code” has the meaning ascribed thereto under the heading “Description of the Business.”
“Valley Ag” has the meaning ascribed thereto under the heading “General Development of the Business.”

“Verdant” has the meaning ascribed thereto under the heading “General Development of the Business.”
“Warrant” has the meaning ascribed thereto under the heading “General Development of the Business.”
“Wellbeings” has the meaning ascribed thereto under the heading “General Development of the Business.”

CRESCO’S UNAUDITED CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED MARCH 31, 2022 AND 2021
(begins on following page)

CRESCO LABS INC.
UNAUDITED CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS
THREE MONTHS ENDED
MARCH 31, 2022 AND 2021
(Expressed in United States Dollars)

Cresco Labs Inc.
INDEX TO UNAUDITED CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS
UNAUDITED CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS:
Unaudited Condensed Interim Consolidated Balance Sheets	J-136
Unaudited Condensed Interim Consolidated Statements of Operations	J-137
Unaudited Condensed Interim Consolidated Statements of Comprehensive Loss	J-138
Unaudited Condensed Interim Consolidated Statements of Changes in Shareholders’ Equity	J-139
Unaudited Condensed Interim Consolidated Statements of Cash Flows	J-140
Notes to the Unaudited Condensed Interim Consolidated Financial Statements	J-142

Cresco Labs Inc.
Unaudited Condensed Interim Consolidated Balance Sheets
As of March 31, 2022 and December 31, 2021
(In thousands of United States Dollars, except share and per share amounts)
	March 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$179,320	$223,543
Restricted cash	2,600	2,559
Accounts receivable, net	48,691	43,379
Inventory, net	156,432	136,643
Loans receivable, short-term	—	1,312
Other current assets	12,757	14,319
Total current assets	399,800	421,755
Non-current assets:
Property and equipment, net	394,994	369,092
Right-of-use assets	90,150	88,017
Intangible assets, net	435,930	437,644
Loans receivable, long-term	1,234	505
Investments	4,288	5,912
Goodwill	448,336	446,767
Deferred tax asset	5,997	6,561
Other non-current assets	4,208	4,210
Total non-current assets	1,385,137	1,358,708
TOTAL ASSETS	$1,784,937	$1,780,463
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Current liabilities:
Accounts payable	$33,285	$32,278
Accrued liabilities	95,962	95,442
Short-term borrowings	29,202	19,928
Income tax payable	64,180	46,949
Current portion of lease liabilities	21,137	20,792
Deferred consideration, contingent consideration and other payables, short-term	86,619	71,833
Derivative liabilities, short-term	809	1,172
Total current liabilities	331,194	288,394
Non-current liabilities:
Long-term notes payable and loans payable	466,076	465,079
Lease liabilities	124,104	118,936
Deferred tax liability	84,206	85,666
Deferred consideration, long-term	8,607	17,651
Other long-term liabilities	7,005	7,001
Total non-current liabilities	689,998	694,333
TOTAL LIABILITIES	1,021,192	982,727
COMMITMENTS AND CONTINGENCIES (Note 15)
SHAREHOLDERS’ EQUITY
Super Voting Shares, no par value; 500,000 shares authorized, issued and outstanding at March 31, 2022 and December 31, 2021, respectively
Subordinate Voting Shares, no par value; unlimited shares authorized; 272,629,692 and 270,033,270 issued and outstanding at March 31, 2022 and December 31, 2021, respectively
Proportionate Voting Shares1, no par value; unlimited shares authorized, 20,472,294 and 20,667,206 issued and outstanding at March 31, 2022 and December 31, 2021, respectively
Special Subordinate Voting Shares2, no par value; 639 shares authorized, issued and outstanding at March 31, 2022 and December 31, 2021, respectively
Share capital	1,607,452	1,597,715
Accumulated other comprehensive loss	(444)	(254)
Accumulated deficit	(880,395)	(841,907)
Equity of Cresco Labs Inc.	726,613	755,554
Non-controlling interests	37,132	42,182
TOTAL SHAREHOLDERS’ EQUITY	763,745	797,736
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,784,937	$1,780,463

(1)
Proportionate Voting Shares (“PVS”) presented on an “as-converted” basis to Subordinate Voting Shares (“SVS”) (1-to-200)

(2)
Special Subordinate Voting Shares (“SSVS”) presented on an “as-converted” basis to SVS (1-to-0.00001

The accompanying notes are an integral part of these unaudited interim condensed consolidated financial statements.

Cresco Labs Inc.
Unaudited Condensed Interim Consolidated Statements of Operations
For the Three Months Ended March 31, 2022 and 2021
(In thousands of United States Dollars, except share and per share amounts)
	Three Months Ended March 31,
	2022	2021
Revenue, net	$214,391	$178,437
Costs of goods sold	107,018	91,414
Gross profit	107,373	87,023
Operating expenses:
Selling, general and administrative	87,106	70,785
Total operating expenses	87,106	70,785
Income from operations	20,267	16,238
Other expense:
Interest expense, net	(14,363)	(11,302)
Other expense, net	(6,772)	(12,340)
Loss from equity method investments	—	(1,196)
Total other expense, net	(21,135)	(24,838)
Loss before income taxes	(868)	(8,600)
Income tax expense	(22,807)	(15,524)
Net loss	(23,675)	(24,124)
Net income attributable to non-controlling interests, net of tax	3,706	5,269
Net loss attributable to Cresco Labs Inc.	$(27,381)	$(29,393)
Net loss per share – attributable to Cresco Labs Inc. shareholders:
Basic and diluted loss per share	$(0.09)	$(0.12)
Basic and diluted weighted-average number of shares outstanding	292,719,359	237,701,059
The accompanying notes are an integral part of these unaudited interim condensed consolidated financial statements.

Cresco Labs Inc.
Unaudited Condensed Interim Consolidated Statements of
Comprehensive Loss
For the Three Months Ended March 31, 2022 and 2021
(In thousands of United States Dollars)
	Three Months Ended March 31,
	2022	2021
Net loss	$(23,675)	$(24,124)
Foreign currency translation differences, net of tax	(190)	354
Total comprehensive loss for the period	(23,865)	(23,770)
Comprehensive income attributable to non-controlling interests, net of tax	3,706	5,269
Total comprehensive loss attributable to Cresco Labs Inc.	$(27,571)	$(29,039)
The accompanying notes are an integral part of these unaudited interim condensed consolidated financial statements.

Cresco Labs Inc.
Unaudited Condensed Interim Consolidated Statements of Changes in Shareholders’ Equity
For the Three Months Ended March 31, 2022 and 2021
(In thousands of United States Dollars)
	Share capital	Accumulated Deficit	Accumulated other comprehensive loss, net of tax	Non-controlling interests	Total
Balance as of January 1, 2021	$802,264	$(328,380)	$(647)	$102,095	$575,332
Exercise of options and warrants	1,956	—	—	—	1,956
Equity-based compensation	6,207	—	—	—	6,207
Employee taxes on certain share-based payment arrangements	13,139	—	—	—	13,139
Income tax reserve	—	80	—	—	80
Equity issued related to acquisitions	2,000	—	—	—	2,000
Private placement issuance, net of costs	123,469	—	—	—	123,469
Equity issuances	15,790	—	—	—	15,790
Distributions to non-controlling interest holders	(2,165)	—	—	(3,980)	(6,145)
Cresco LLC shares redeemed and other adjustments	93,264	(85,538)	—	(5,403)	2,323
Foreign currency translation	—	—	354	—	354
Net income (loss)	—	(29,393)	—	5,269	(24,124)
Balance as of March 31, 2021	$1,055,924	$(443,231)	$(293)	$97,981	$710,381
Balance as of January 1, 2022	$1,597,715	$(841,907)	$(254)	$42,182	797,736
Exercise of options and warrants	358	—	—	—	358
Equity-based compensation	7,727	—	—	—	7,727
Employee taxes on certain share-based payment arrangements	(87)	—	—	—	(87)
Income tax reserve	—	78	—	—	78
Payable pursuant to tax receivable agreements	(163)	—	—	—	(163)
Tax benefit from shareholder redemptions	186	—	—	—	186
Distributions to non-controlling interest holders	(9,992)	—	—	(8,233)	(18,225)
Cresco LLC shares redeemed and other adjustments	11,708	(11,185)	—	(523)	—
Foreign currency translation	—	—	(190)	—	(190)
Net income (loss)	—	(27,381)	—	3,706	(23,675)
Balance as of March 31, 2022	$1,607,452	$(880,395)	$(444)	$37,132	$763,745
The accompanying notes are an integral part of these unaudited interim condensed consolidated financial statements.

Cresco Labs Inc.
Unaudited Condensed Interim Consolidated Statements of Cash Flows
For the Three Months Ended March 31, 2022 and 2021
(In thousands of United States Dollars)
	Three Months Ended March 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(23,675)	$(24,124)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	10,960	10,151
Amortization of operating lease assets	1,116	1,845
Bad debt expense and provision expense for expected credit losses	(518)	158
Share-based compensation expense	7,506	6,280
Loss (gain) on investments	1,693	(6,812)
Loss on changes in fair value of deferred and contingent consideration	5,667	11,111
(Gain) loss on derivative instruments and warrants	(375)	7,654
Loss on inventory write-offs and provision	902	—
Change in deferred taxes	(208)	(3,492)
Accretion of discount and deferred financing costs on debt arrangements	934	1,420
Foreign currency (gain) loss	(69)	406
(Gains) net of losses, on other adjustments to net income	—	(1,828)
Settlement gain	—	(810)
Loss on divestiture	—	3,634
Changes in operating assets and liabilities:
Accounts receivable	(6,624)	(6,052)
Inventory	(19,762)	(6,664)
Other assets	528	45
Accounts payable and other accrued expenses	7,073	6,013
Operating lease liabilities	(4,688)	(3,931)
Other current liabilities	—	(185)
Income tax payable	16,122	18,131
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(3,418)	12,950
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(35,588)	(21,410)
Purchases of intangibles	(1,886)	(1,459)
Proceeds from sale-leaseback transactions and tenant improvement allowances	2,886	5,382
Payment of acquisition consideration, net of cash acquired	(1,085)	(140)
Proceeds from divestiture, net of cash transferred	—	69
Receipts from collections of loans and advances	2,654	—
Loans and advances for entities to be acquired	(1,200)	(9,232)
NET CASH USED IN INVESTING ACTIVITIES	(34,219)	(26,790)

Cresco Labs Inc.
Unaudited Condensed Interim Consolidated Statements of
Cash Flows (Continued)
For the Three Months Ended March 31, 2022 and 2021
(In thousands of United States Dollars)
	Three Months Ended March 31,
	2022	2021
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from January offering	—	124,105
Payment of debt, financing issuance costs and non-extending lender fees	—	(3,488)
Proceeds from exercise of stock options, warrants and sell-to-cover shares	2,424	14,991
Payments for taxes related to net share settlements of restricted stock units	—	(140)
Distributions to non-controlling interest redeemable unit holders	(8,233)	(2,790)
Principal payments on finance lease obligations	(556)	(472)
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(6,365)	132,206
Effect of foreign currency exchange rate changes on cash	(180)	(169)
Net (decrease) increase in cash and cash equivalents	(44,182)	118,197
Cash and cash equivalents and restricted cash, beginning of period	226,102	140,774
Cash and cash equivalents, end of period	179,320	255,503
Restricted cash, end of period	2,600	3,468
Cash and cash equivalents and restricted cash, end of period	$181,920	$258,971
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
CASH PAID DURING THE PERIOD:
Income tax, net	$6,893	$833
Interest	4,763	9,402
NON-CASH INVESTING AND FINANCING TRANSACTIONS:
Non-cash consideration for business combination	$—	$25,564
Non-controlling interests redeemed for equity	612	5,402
Increase to net lease liability	3,508	2,503
Liability incurred to purchase property and equipment and intangibles	4,791	16,297
Cashless exercise of stock options and warrants	470	951
Unpaid declared distributions to non-controlling interest redeemable unit holders	13,386	2,174
Receivable due from financing lease transactions	1,086	—
Liability incurred in accordance with tax receivable agreement	163	—
Issuance of shares for non-solicitation intangible asset	—	3,000
Issuance of shares for settlement	—	12,790
The accompanying notes are an integral part of these unaudited interim condensed consolidated financial statements.

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements
For the Three Months Ended March 31, 2022 and 2021
NOTE 1.   NATURE OF OPERATIONS
Cresco Labs Inc. (“Cresco Labs” or the “Company”), formerly known as Randsburg International Gold Corp. was incorporated in the Province of British Columbia under the Company Act (British Columbia) on July 6, 1990. The Company is one of the largest vertically-integrated multi-state cannabis operators in the United States licensed to cultivate, manufacture and sell retail and medical cannabis products primarily through Sunnyside*®, Cresco Labs’ national dispensary brand and third-party retail stores. Employing a consumer-packaged goods approach to cannabis, Cresco Labs’ house of brands is designed to meet the needs of all consumer segments and includes some of the most recognized and trusted national brands including Cresco®, Cresco Reserve®, High Supply®, Mindy’sTM, Good News®, RemediTM, Wonder Wellness Co.® and FloraCal® Farms. The Company operates in and/or has ownership interests in Illinois, Pennsylvania, Ohio, California, Arizona, New York, Massachusetts, Michigan, Florida and Maryland pursuant to the Illinois Compassionate Use of Medical Cannabis Pilot Program Act and the Illinois Cannabis Regulation and Tax Act; the Pennsylvania Compassionate Use of Medical Cannabis Act; the Ohio Medical Marijuana Control Program; the California Medicinal and Adult-Use Cannabis Regulation and Safety Act; the Arizona Medical Marijuana Act and the Smart and Safe Arizona Act; the New York Compassionate Care Act and the New York Marijuana Regulation and Tax Act; the Massachusetts Regulation and Taxation of Marijuana Act and the Medical Use of Marijuana Act; the Michigan Medical Marihuana Act, the Michigan Medical Marihuana Facilities Licensing Act and the Michigan Regulation and Taxation of Marihuana Act; the Florida Compassionate Medical Cannabis Act; and the Maryland Medical Marijuana Act, respectively.
On November 30, 2018, in connection with a reverse takeover (the “Transaction”), the Company (i) consolidated its outstanding Randsburg common shares on an 812.63 old for one (1) new basis and (ii) filed an alteration to its Notice of Articles with the British Columbia Registrar of Companies to change its name from Randsburg to Cresco Labs Inc. and to amend the rights and restrictions of its existing classes of common shares, redesignate such classes as the class of SVS and create the classes of PVS and Super Voting Shares (“MVS”).
Pursuant to the Transaction, among the Company (then Randsburg) and Cresco Labs, LLC, a series of transactions were completed on November 30, 2018 resulting in a reorganization of Cresco Labs, LLC and Randsburg in which Randsburg became the indirect parent and sole voting unitholder of Cresco Labs. The Transaction constituted a reverse takeover of Randsburg by Cresco Labs, LLC, under applicable securities laws. Cresco Labs, LLC was formed as a limited liability company under the laws of the state of Illinois on October 8, 2013 and is governed by the Cresco LLC limited liability agreement (“Pre-Combination LLC Agreement”). The Pre-Combination LLC Agreement was further amended and restated in connection with the completion of the Transaction.
The Company trades on the Canadian Securities Exchange under the ticker symbol “CL,” on the Over-the-Counter Market under the ticker symbol “CRLBF” and on the Frankfurt Stock Exchange under the symbol “6CQ.”
The Company’s head office is located at Suite 110, 400 W Erie St, Chicago, IL 60654. The registered office is located at Suite 2500, 666 Burrard Street, Vancouver, BC V6C 2X8.
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(a)
Basis of Preparation

The accompanying unaudited condensed interim consolidated financial statements of the Company have been prepared in accordance with accounting standards generally accepted in the United States (“GAAP”) for interim financial information. Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to Accounting Standards Codification (“ASC”) 270 Interim Reporting. The financial data presented herein should be read in conjunction with the Company’s audited annual consolidated financial statements and accompanying notes as filed on SEDAR. Consolidated Balance Sheets for the year ended December 31, 2021 are derived from audited financial statements filed on SEDAR on March 25, 2022. In the opinion of management, the unaudited financial data presented includes all adjustments necessary to present fairly the financial position, results of operations and cash flows for the interim periods presented. Operating results for the three months ended March 31, 2022 are not necessarily indicative of results that may be expected for any other reporting period. These unaudited condensed interim consolidated financial statements include estimates and assumptions of management that affect the amounts reported. Actual results could differ from these estimates.
(b)
Basis of Measurement

The accompanying unaudited condensed interim consolidated financial statements have been prepared on a going concern basis, under the historical cost convention, except for certain equity method investments as well as certain loans receivable, investments, derivative instruments and contingent consideration, which are recorded at fair value. Historical cost is generally based upon the fair value of the consideration given in exchange for assets acquired and the contractual obligation for liabilities incurred.

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
(c)
Functional and Presentation Currency

The Company’s functional currency and that of the majority of its subsidiaries is the United States (“U.S.”) dollar. The Company’s reporting currency is the U.S. dollar (“USD”). All references to “C$” refer to Canadian dollars. Foreign currency denominated assets and liabilities are re-measured into the functional currency using period-end exchange rates. Gains and losses from foreign currency transactions are included in Other expense, net in the Unaudited Condensed Interim Consolidated Statements of Operations.
Assets and liabilities of foreign operations having a functional currency other than USD (e.g., C$) are translated at the rate of exchange prevailing at the reporting date; revenues and expenses are translated at the monthly average rate of exchange during the period. Gains or losses on translation of foreign subsidiaries and net investments in foreign operations are included in Foreign currency translation differences, net of tax in the Unaudited Condensed Interim Consolidated Statements of Comprehensive Loss and in Accumulated other comprehensive loss on the Unaudited Condensed Interim Consolidated Balance Sheets.
(d)
Basis of Consolidation

The unaudited condensed interim consolidated financial statements include the accounts of the Company and its subsidiaries with intercompany balances and transactions eliminated upon consolidation. Subsidiaries are those entities over which the Company has power over the investee, is exposed, or has rights, to variable involvement with the investee; and has the ability to use its power to affect its returns.
The following are Cresco Labs’ wholly-owned or controlled entities as of March 31, 2022:
Entity	Location	Purpose	Percentage Held
Cresco Labs Inc.	British Columbia, Canada	Parent Company
CannaRoyalty Corp. (Origin House)	Ontario, Canada	Holding Company	100%
Cali-AntiFragile Corp.	California	Holding Company	100%
Alta Supply Inc. (Continuum)	California	Distribution	100%
Kaya Management Inc.	California	Production	100%
River Distributing Co., LLC	California	Distribution	100%
FloraCal Farms	California	Cultivation	100%
Cub City, LLC	California	Cultivation	100%
CRHC Holdings Corp.	Ontario, Canada	Holding Company	100%
Laurel Harvest Labs, LLC	Pennsylvania	Cultivation and Dispensary Facility	100%
JDRC Mount Joy, LLC	Illinois	Holding Company	100%
JDRC Scranton, LLC	Illinois	Holding Company	100%
Bluma Wellness Inc.	British Columbia, Canada	Holding Company	100%
CannCure Investments Inc.	Ontario, Canada	Holding Company	100%
Cannabis Cures Investments, LLC	Florida	Holding Company	100%
3 Boys Farm, LLC (One Plant Florida)	Florida	Cultivation, Production and Dispensary Facility	100%
Farm to Fresh Holdings, LLC	Florida	Cultivation, Production and Dispensary Facility	100%
Cresco U.S. Corp.	Illinois	Manager of Cresco Labs, LLC	100%
MedMar Inc.	Illinois	Holding Company	100%
MedMar Lakeview, LLC	Illinois	Dispensary	88%
MedMar Rockford, LLC	Illinois	Dispensary	75%
Gloucester Street Capital, LLC	New York	Holding Company	100%
Valley Agriceuticals, LLC	New York	Operating Entity	100%
JDRC Ellenville, LLC	Illinois	Holding Company	100%
CMA Holdings, LLC	Illinois	Holding Company	100%
BL Real Estate, LLC	Massachusetts	Holding Company	100%
Cultivate Licensing LLC	Massachusetts	Cultivation, Production and Dispensary	100%

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Entity	Location	Purpose	Percentage Held
		Facility
Cultivate Worcester, Inc	Massachusetts	Dispensary	100%
Cultivate Leicester, Inc	Massachusetts	Cultivation, Production and Dispensary Facility	100%
Cultivate Framingham, Inc	Massachusetts	Dispensary	100%
Cultivate Burncoat, Inc	Massachusetts	Holding Company	100%
Cultivate Cultivation, Inc	Massachusetts	Cultivation and Production Entity	100%
Good News Holdings, LLC	Illinois	Holding Company	100%
Wonder Holdings, LLC	Illinois	Holding Company	100%
BW Maryland Holdings, LLC	Illinois	Holding Company	100%
JDRC Seed, LLC	Illinois	Holding Company	100%
CP Pennsylvania Holdings, LLC	Illinois	Holding Company	100%
Bay, LLC	Pennsylvania	Holding Company	100%
Bay Asset Management, LLC	Pennsylvania	Holding Company	100%
Ridgeback, LLC	Colorado	Holding Company	100%
Cresco Labs, LLC	Illinois	Operating Entity	57%
Cresco Labs Notes Issuer, LLC	Illinois	Holding Company
Cresco Labs Ohio, LLC	Ohio	Cultivation, Production and Dispensary Facility	99%
Wellbeings, LLC	Delaware	CBD Wellness Product Development	100%
Cresco Labs SLO, LLC	California	Holding Company	100%
SLO Cultivation Inc.	California	Cultivation and Production Facility	80%
Cresco Labs Joliet, LLC	Illinois	Cultivation and Production Facility	100%
Cresco Labs Kankakee, LLC	Illinois	Cultivation and Production Facility	100%
Cresco Labs Logan, LLC	Illinois	Cultivation and Production Facility	100%
Cresco Labs PA, LLC	Illinois	Holding Company	100%
Cresco Yeltrah, LLC	Pennsylvania	Cultivation, Production and Dispensary Facility	100%
JDC Newark, LLC	Ohio	Holding Company	100%
Verdant Creations Newark, LLC	Ohio	Dispensary	100%
JDC Marion, LLC	Ohio	Holding Company	100%
Verdant Creations Marion, LLC	Ohio	Dispensary	100%
JDC Chillicothe, LLC	Ohio	Holding Company	100%
Verdant Creations Chillicothe, LLC	Ohio	Dispensary	100%
JDC Columbus, LLC	Ohio	Holding Company	100%
Care Med Associates, LLC	Ohio	Dispensary	100%
Cresco Labs Arizona, LLC	Arizona	Holding Company	100%
Arizona Facilities Supply, LLC	Arizona/Maryland	Cultivation, Production and Dispensary Facility	100%
Cresco Labs Tinad, LLC	Illinois	Holding Company	100%
PDI Medical III, LLC	Illinois	Dispensary	100%
Cresco Labs Phoenix Farms, LLC	Illinois	Holding Company	100%
Phoenix Farms of Illinois, LLC	Illinois	Dispensary	100%
JDC Elmwood, LLC	Illinois	Holding Company	100%
FloraMedex, LLC	Illinois	Dispensary	100%
Cresco Edibles, LLC	Illinois	Holding Company	100%
TSC Cresco, LLC	Illinois	Licensing	75%
Cresco HHH, LLC	Massachusetts	Cultivation, Production and Dispensary Facility	100%

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Entity	Location	Purpose	Percentage Held
Cresco Labs Michigan, LLC(a)	Michigan	Cultivation and Production Facility	85%

(a)
Cresco Labs Michigan, LLC is 85% owned by related parties within management of the Company.

Cresco U.S. Corp., which is wholly owned by the Company, is the sole manager of Cresco Labs, LLC; Cresco Labs, LLC is the sole owner and manager of Cresco Labs Notes Issuer, LLC. Therefore, the Company controls Cresco Labs Notes Issuer, LLC and has consolidated its results into the unaudited condensed interim consolidated financial statements.
Non-controlling interests (“NCI”) represent ownership interests in consolidated subsidiaries by parties that are not shareholders of the Company. They are shown as a component of total equity in the Unaudited Condensed Interim Consolidated Balance Sheets and the share of net income attributable to NCI is shown as a component of Net loss in the Unaudited Condensed Interim Consolidated Statements of Operations and in the Unaudited Condensed Interim Consolidated Statement of Comprehensive Loss. Changes in the parent company’s ownership that do not result in a loss of control are accounted for as equity transactions.
(e)
Earnings (Loss) Per Share

Earnings (loss) per share (“EPS”) is calculated by dividing the net earnings or loss attributable to shareholders by the weighted-average shares outstanding during the period. The Company presents basic and diluted EPS in the Unaudited Condensed Interim Consolidated Statements of Operations. Basic EPS is calculated by dividing the profit or loss attributable to shareholders by the weighted-average number of shares outstanding during the period. Diluted EPS is determined by adjusting the profit or loss attributable to shareholders and the weighted-average number of shares outstanding for the effects of all dilutive potential shares, which are comprised of redeemable Cresco Labs, LLC shares; options, warrants and restricted stock units (“RSUs”) issued. Shares with anti-dilutive impacts are excluded from the calculation. The number of shares included with respect to redeemable shares, options, warrants and RSUs is computed using the treasury stock method.
Potentially dilutive shares as of March 31, 2022 and 2021, which were excluded from the calculation of diluted EPS for the periods presented consisted of the following:
	Three Months Ended March 31,
(In thousands)	2022	2021
Redeemable shares	108,833	121,927
Options	24,842	14,482
Warrants	9,520	2,185
RSUs	4,085	631
Total potentially dilutive shares	147,280	139,225

(f)
Recently Adopted Accounting Pronouncements

The Company does not have any recently adopted accounting pronouncements during the three months ended March 31, 2022.
(g)
Recently Issued Accounting Standards

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40). ASU 2020-06 simplifies and adds disclosure requirements for the accounting and measurement of convertible instruments and the settlement assessment for contracts in an entity’s own equity. The amendments in this update are effective for all business entities for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. We do not expect the adoption of this guidance will have a material impact on the Company’s unaudited condensed interim consolidated financial statements.
In May 2021, the FASB issued ASU No. 2021-04 Earnings Per Share (Topic 260), Debt — Modifications and Extinguishments (Subtopic 470-50), Compensation — Stock Compensation (Topic 718) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40). ASU 2021-04 clarifies and reduces diversity in an issuer’s accounting for modifications or exchanges of freestanding equity-classified written call options due to a lack of explicit guidance in the FASB Codification. The amendments in

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
this update are effective for public business entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. The adoption of this guidance has not had a material impact on the Company’s unaudited condensed interim consolidated financial statements.
NOTE 3.   INVENTORY
Inventory as of March 31, 2022 and December 31, 2021, consisted of the following:
($ in thousands)	March 31, 2022	December 31, 2021
Raw materials	$38,771	$38,618
Raw materials – non-cannabis	37,603	22,260
Work-in-process	28,088	26,561
Finished goods	51,970	49,204
Total Inventory	$156,432	$136,643
The Company wrote off $0.3 million and $nil of inventory during the three months ended March 31, 2022 and 2021, respectively. These write-offs are included in Cost of goods sold presented on the Unaudited Condensed Interim Consolidated Statements of Operations.
NOTE 4.   PROPERTY AND EQUIPMENT
As of March 31, 2022 and December 31, 2021, Property and equipment consisted of the following:
($ in thousands)	Land and Buildings	Machinery and Equipment	Furniture and Fixtures	Leasehold Improvements	Website, Computer Equipment and Software	Vehicles	Construction In Progress	Total
Cost
Balance as of January 1, 2022	$146,884	$38,968	$26,227	$152,778	$8,148	$3,258	$42,847	$419,110
Additions	21,168	800	994	1,202	413	9	8,625	33,211
Transfers	10	137	156	645	371	—	(1,319)	—
Disposals	—	—	—	—	—	—	—	—
Measurement period adjustments	1,829	(210)	929	(1,348)	—	—	—	1,200
Effect of foreign exchange and other adjustments	252	—	(86)	(277)	1	(20)	20	(110)
As of March 31, 2022	$170,143	$39,695	$28,220	$153,000	$8,933	$3,247	$50,173	$453,411
Accumulated depreciation
Balance as of January 1, 2022	$(7,498)	$(6,821)	$(7,579)	$(23,149)	$(3,927)	$(1,044)	$—	$(50,018)
Depreciation	(1,404)	(1,300)	(1,433)	(3,588)	(508)	(168)	—	(8,401)
Disposals	—	—	—	—	—	—	—	—
Adjustments			3	—	(1)	—	—	2
As of March 31, 2022	$(8,902)	$(8,121)	$(9,009)	$(26,737)	$(4,436)	$(1,212)	$—	$(58,417)
Net book value
As of December 31, 2021	$139,386	$32,147	$18,648	$129,629	$4,221	$2,214	$42,847	$369,092
As of March 31, 2022	$161,241	$31,574	$19,211	$126,263	$4,497	$2,035	$50,173	$394,994

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 4.   PROPERTY AND EQUIPMENT (Continued)
As of March 31, 2022 and December 31, 2021, costs related to construction at the Company’s facilities and dispensaries were capitalized in construction in progress and not depreciated. Depreciation will commence when construction is completed and the facilities and dispensaries are available for their intended use. Land costs at each balance sheet date are included in Land and Buildings.
Depreciation of $8.4 million and $5.0 million was incurred during the three months ended March 31, 2022 and 2021, respectively, of which $1.9 million and $1.6 million, respectively, is included in Selling, general and administrative expenses, with $6.5 million and $3.4 million in Cost of goods sold and ending inventory, respectively.
As of March 31, 2022 and December 31, 2021, ending inventory includes $10.0 million and $9.1 million of capitalized depreciation, respectively. For the three months ended March 31, 2022 and 2021, $5.7 million and $3.6 million, respectively, of depreciation was recorded to Cost of goods sold, which includes $4.3 million and $2.4 million, respectively, related to depreciation capitalized to inventory in prior quarters.
NOTE 5.   LEASES
The Company is the lessee in all of its leasing arrangements and has entered into leases primarily for its corporate office, cultivation and processing facilities and dispensaries. Depending upon the type of lease, the original lease terms generally range from less than 1 year to 20 years. Certain leases include renewal options ranging from less than one year to 35 years. The Company is reasonably certain to exercise renewal options ranging from 1 year to 10 years on certain leases.
The Company also has long-term financing liabilities associated with certain properties. See Note 11 for additional details on these transactions.
As of March 31, 2022 and December 31, 2021, ending inventory includes $0.6 million and $0.1 million of capitalized depreciation and rent expense, respectively. For the three months ended March 31, 2022 and 2021, $0.6 million and $1.2 million, respectively, of depreciation and rent expense was recorded to Cost of goods sold, which includes $0.5 million and $1.0 million, respectively, of depreciation and rent expense capitalized to inventory in prior periods.
NOTE 6.   INVESTMENTS
The Company has investments in four entities: 420 Capital Management, LLC (“420 Capital”), a cannabis investment company; Lighthouse Strategies, LLC (“Lighthouse”), a diversified cannabis investment company; IM Cannabis Corp. (“IMC”), a pharmaceutical manufacturer that specializes in cannabis; and OLD PAL LLC (“Old Pal”), a cannabis operator/licensor.
The 420 Capital, Lighthouse and Old Pal investments are held at fair value and are classified as equity securities without a readily determinable value. The IMC investment is classified as a marketable security with a readily determinable fair value.
The following is a summary of the investments held at fair value as of March 31, 2022 and December 31, 2021:
($ in thousands)	March 31, 2022	December 31, 2021
420 Capital	$68	$68
Lighthouse	627	542
Old Pal	592	592
IMC	3,001	4,710
Total Investments	$4,288	$5,912
The Company recorded mark-to-market losses of $1.6 million and $1.4 million for the three months ended March 31, 2022 and 2021, respectively.

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 7.   INTANGIBLE ASSETS and GOODWILL
As of March 31, 2022 and December 31, 2021, Intangible assets and Goodwill consisted of the following:
($ in thousands)	Customer Relationships	Trade Names	Permit Application Costs	Licenses	Other Intangibles(a)	Goodwill	Total
Cost
Balance at January 1, 2022	$31,879	$2,100	$11,921	$404,307	$6,284	$446,767	$903,258
Additions	—	—	1,886	—	—	—	1,886
Measurement period adjustments	—	—	—	(1,000)	—	1,569	569
Disposals	—	—	—	—	—	—	—
Balance at March 31, 2022	$31,879	$2,100	$13,807	$403,307	$6,284	$448,336	$905,713
Accumulated amortization
Balance at January 1, 2022	$(4,197)	$(695)	$(10,448)	$—	$(3,507)	$—	$(18,847)
Amortization	(924)	(438)	(674)	—	(564)	—	(2,600)
Balance at March 31, 2022	$(5,121)	$(1,133)	$(11,122)	$—	$(4,071)	$—	$(21,447)
Net book value
December 31, 2021	$27,682	$1,405	$1,473	$404,307	$2,777	$446,767	$884,411
March 31, 2022	$26,758	$967	$2,685	$403,307	$2,213	$448,336	$884,266

(a)
Other Intangibles includes non-compete agreements, non-solicitation agreements and related amortization.

Amortization of $2.6 million and $5.4 million was recorded for the three months ended March 31, 2022 and 2021, respectively, of which $2.1 million and $3.5 million, respectively, is included in Selling, general and administrative expenses, with $0.5 million and $1.9 million in Cost of goods sold and ending inventory, respectively.
The following table outlines the estimated annual amortization expense related to intangible assets as of March 31, 2022:
($ in thousands)
2022	$7,334
2023	5,068
2024	4,226
2025	4,092
2026	3,966
Thereafter	7,937
Total estimated amortization	$32,623
As of March 31, 2022 and December 31, 2021, ending inventory includes $1.0 million and $1.1 million of capitalized amortization, respectively. For the three months ended March 31, 2022 and 2021, $0.6 million and $0.8 million, respectively, of amortization expense was recorded to Cost of goods sold, which includes $0.5 million and $0.6 million, respectively, related to amortization capitalized to inventory in prior quarters.
NOTE 8.   SHARE CAPITAL
(a)
Authorized

The authorized share capital of the Company, which has no par value, is comprised of the following:
i.
Unlimited Number of Subordinate Voting Shares

Holders of SVS will be entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company will have the right to vote. At each such

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 8.   SHARE CAPITAL (Continued)
meeting, holders of SVS will be entitled to one vote in respect of each SVS held. As long as any SVS remain outstanding, the Company will not, without the consent of the holders of the SVS by separate special resolution, prejudice or interfere with any right attached to the SVS. Holders of SVS will be entitled to receive as and when declared by the directors of the Company, dividends in cash or property of the Company.
ii.
Unlimited Number of Proportionate Voting Shares

Holders of PVS will be entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company will have the right to vote. At each such meeting, holders of PVS will be entitled to one vote in respect of each SVS into which such PVS could ultimately be converted to 200 votes per PVS. As long as any PVS remain outstanding, the Company will not, without the consent of the holders of the PVS and MVS by separate special resolution, prejudice or interfere with any right or special right attached to the PVS. The holder of PVS have the right to receive dividends, out of any cash or other assets legally available therefore, pari passu as to dividends and any declaration or payment of any dividend on the SVS.
iii.
500,000 Super Voting Shares

Holders of MVS shall be entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company shall have the right to vote. At each such meeting, holders of MVS shall be entitled to 2 thousand votes in respect of each MVS held.
iv.
Unlimited Number of Special Subordinate Voting Shares

Holders of SSVS will be entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company will have the right to vote. At each such meeting, holders of SSVS will be entitled to a 0.00001 vote in respect of each SSVS held. As long as any SSVS remain outstanding, the Company will not, without the consent of the holders of the SSVS by separate special resolution, prejudice or interfere with any right attached to the SSVS. Holders of SSVS will be entitled to receive dividends in cash or property of the Company, if and when declared by the Board of Directors (the “Board”).
v.
Redeemable Units

As part of the Transaction, unit holders of Cresco Labs, LLC exchanged their units for a new class of redeemable units in Cresco Labs, LLC. Each redeemable unit is only exchangeable for the equivalent of one SVS in Cresco Labs Inc. (without any obligation to redeem in cash). These unit holders hold an interest only in Cresco Labs, LLC; they participate in the earnings of only Cresco Labs, LLC and not the earnings of the combined entity.
(b)
Issued and Outstanding

As of March 31, 2022 and 2021, issued and outstanding shares and units consisted of the following:
(In thousands)	Redeemable Units	SVS*	PVS**	MVS	SSVS***
Beginning balance, January 1, 2022	109,441	269,971	20,667	500	1
Options and warrants exercised	—	465	—	—	—
RSUs issued	—	225	—	—	—
Cresco LLC redemption	(1,701)	1,701	—	—	—
PVS converted to SVS	—	195	(195)	—	—
Issuances related to employee taxes on certain share-based payment arrangements	—	79	—	—	—
Ending balance, March 31, 2022	107,740	272,636	20,472	500	1

*
SVS includes shares pending issuance or cancellation

**
PVS presented on an “as-converted” basis to SVS (1-to-200)

***
SSVS presented on an “as-converted” basis to SVS (1-to-0.00001)

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 8.   SHARE CAPITAL (Continued)
(In thousands)	Redeemable Units	SVS*	PVS**	MVS	SSVS***
Beginning balance, January 1, 2021	126,338	194,231	29,311	500	1
Options and warrants exercised	—	1,297	—	—	—
RSUs issued	—	37	—	—	—
Issuance of shares related to acquisitions	—	206	—	—	—
Cresco LLC redemption	(6,977)	6,977	—	—	—
PVS converted to SVS	—	6,630	(6,630)	—	—
Share issuances	—	11,159	—	—	—
Ending balance, March 31, 2021	119,361	220,537	22,681	500	1

*
SVS includes shares pending issuance or cancellation

**
PVS presented on an “as-converted” basis to SVS (1-to-200)

***
SSVS presented on an “as-converted” basis to SVS (1-to-0.00001)

(i)
Share Issuances

In December 2019, the Company entered into an agreement with Canaccord Genuity Corp (“Canaccord”) to sell up to C$55.0 million SVS at an at-the-market price. In April 2021, the Company announced a new agreement with Canaccord to sell up to $100 million of SVS to replace the prior agreement which was set to expire in August 2021. No shares were issued during the three months ended March 31, 2022 under the new agreement.
(ii)
Issuance of Shares — Private Placement

In January 2021, the Company closed an offering of 9.9 million SVS at a price of C$16.00 ($12.67) per share. The Company received cash proceeds of $120.7 million, net of $3.4 million in commission and other fees, with a corresponding increase to share capital of $124.1 million.
(iii)
Issuance of Shares — Arrangement

In February 2021, a binding settlement was reached with a former executive of the Company for payment of 1.3 million SVS to the counterparty relating to certain equity awards previously held by the counterparty in exchange for a number of covenants, including non-solicitation, non-hire, certain provisions surrounding voting rights and limitations on future sales of Company shares.
(iv)
Issuance of Shares — Verdant

In February 2021, in conjunction with the acquisition of four Verdant dispensaries, the Company issued 0.1 million SVS valued at $2.0 million.
(c)
Stock Purchase Warrants

Each whole warrant entitles the holder to purchase one SVS or PVS of the Company. A summary of the status of the warrants outstanding as of March 31, 2022 and 2021, is as follows:
	Number of warrants* (In thousands)	Weighted-average exercise price
Balance as of January 1, 2022	9,842	$9.63
Exercised	(12)	4.24
Forfeited	(310)	11.64
Balance as of March 31, 2022	9,520	$9.82

*
PVS presented on an “as-converted” basis to SVS (1-to-200)

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 8.   SHARE CAPITAL (Continued)
	Number of warrants* (In thousands)	Weighted-average exercise price
Balance as of January 1, 2021	6,183	$7.80
Exercised	(518)	4.25
Balance as of March 31, 2021	5,665	$8.12

*
PVS presented on an “as-converted” basis to SVS (1-to-200)

During the three months ended March 31, 2022 and 2021, the Company recorded $0.1 million and $2.1 million, of warrant exercises into share capital, respectively. The 9.5 million outstanding warrants as of March 31, 2022, are from issuances to underwriters associated with the September 2019 financing, sellers from the Valley Agriceuticals, LLC (“Valley Ag”) acquisition and Bluma Wellness Inc. (“Bluma”) acquisition replacement awards. Of the total outstanding warrants, 4.2 million are classified as current liabilities and 5.3 million are classified as equity. See Note 16 for information about valuation of liability-classified warrants.
(d)
Distribution to Non-controlling Interest Holders

As of March 31, 2022 and December 31, 2021, the Company accrued for tax-related distributions to 2022 and 2021 unit holders of Cresco Labs, LLC and other minority interest holders of $41.4 million and $36.4 million, respectively. These distributions will reduce non-controlling interest upon payment.
In accordance with the underlying operating agreements, the Company declared and paid required distribution amounts to 2022 and 2021 unit holders of Cresco Labs, LLC and other minority interest holders of $8.2 million during the three months ended March 31, 2022. Similarly, the Company paid required tax distribution amounts to 2021 and 2020 unit holders of Cresco Labs, LLC and other minority interest holders of $2.4 million during the three months ended March 31, 2021.
(e)
Changes in Ownership and Non-controlling Interests

During the three months ended March 31, 2022, redemptions of 1.7 million redeemable units occurred which were converted into an equivalent number of SVS. This redemption resulted in a decrease of 0.7% in non-controlling interest in Cresco Labs, LLC.
During the three months ended March 31, 2021, redemptions of 7.0 million redeemable units occurred, which were converted into an equivalent number of SVS. This redemption resulted in a decrease of 2.4% in non-controlling interest in Cresco Labs, LLC.
As of and for the three months ended March 31, 2022, Non-controlling interest included the following amounts before intercompany eliminations:
($ in thousands)	TSC Cresco, LLC	MedMar Inc. (Lakeview)	MedMar Inc. (Rockford)	Cresco Labs Ohio, LLC	SLO Cultivation Inc.	Other entities including Cresco Labs, LLC(1),(3)	Eliminations	Total
Non-current assets	$5,215	$35,241	$20,563	$15,861	$22,822	$1,285,435	$—	$1,385,137
Current assets	61,717	111,494	171,804	68,048	95,882	196,640	(305,785)	399,800
Non-current liabilities	—	(12,007)	(3,476)	(12,311)	(14,255)	(647,949)	—	(689,998)
Current liabilities	(56,191)	(104,492)	(130,319)	(77,427)	(148,460)	(131,458)	317,153	(331,194)
Net assets (liabilities)	$10,741	$30,236	$58,572	$(5,829)	$(44,011)	$702,668	$11,368	$763,745
Net assets (liabilities) attributable to NCI	$3,750	$4,313	$9,281	$9	$(9,604)	$29,383	$—	$37,132
Revenue	$7,060	$11,947	$22,048	$4,104	$680	$174,036	$(5,484)	$214,391
Gross profit	3,889	8,802	16,756	465	(1,243)	77,388	1,316	107,373
Net income (loss)	$3,651	$3,253	$12,635	$(876)	$(2,308)	$(40,030)	$—	$(23,675)
Net income (loss) allocated to NCI	$913	$403	$3,159	$(9)	$(462)	$(298)	$—	$3,706
NCI percentage as of March 31, 2022	25.0%(1)	12.4%(2)	25.0%(2)	1.0%(1)	20.0%(1)	42.7%

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 8.   SHARE CAPITAL (Continued)

(1)
The NCI percentage reflects the NCI that exists at Cresco Labs, LLC. There is a further 42.7% NCI related to NCI for Cresco Labs Inc.

(2)
The NCI percentage reflects the NCI that exists at Cresco U.S. Corp.

(3)
Includes the effect of LLC unit redemptions and other adjustments.

As of December 31, 2021, Non-controlling interest included the following amounts before intercompany eliminations:
($ in thousands)	TSC Cresco, LLC	MedMar Inc. (Lakeview)	MedMar Inc. (Rockford)	Cresco Labs Ohio, LLC	SLO Cultivation Inc.	Other entities including Cresco Labs, LLC(1),(3)	Eliminations	Total
Non-current assets	$5,208	$33,698	$22,934	$16,093	$23,422	$1,257,353	$—	$1,358,708
Current assets	54,506	95,522	154,929	64,897	97,276	250,029	(295,404)	421,755
Non-current liabilities	—	(11,213)	(3,443)	(12,286)	(14,071)	(653,320)	—	(694,333)
Current liabilities	(49,726)	(92,049)	(124,597)	(73,441)	(147,993)	(107,143)	306,555	(288,394)
Net assets (liabilities)	$9,988	$25,958	$49,823	$(4,737)	$(41,366)	$746,919	$11,151	$797,736
Net assets (liabilities) attributable to NCI	$2,850	$3,910	$6,123	$18	$(9,143)	$38,424	$—	$42,182
NCI percentage as of December 31, 2021	25.0%(1)	12.4%(2)	25.0%(2)	1.0%(1)	20.0%(1)	43.3%

(1)
The NCI percentage reflects the NCI that exists at Cresco Labs, LLC. There is a further 43.3% NCI related to NCI for Cresco Labs Inc. as of December 31, 2021.

(2)
The NCI percentage reflects the NCI that exists at Cresco Labs Inc.

(3)
Includes the effect of LLC unit redemptions and other adjustments.

NOTE 9.   SHARE-BASED COMPENSATION
The Company has a share-based compensation plan (the “Plan”) for employees and service providers. Under the Plan, options issued have no voting rights and vest proportionately over periods ranging from the grant date to four years from the issuance date. Stock options exercised are converted to SVS. The maximum number of shares issued under the Plan shall not exceed 10% of the issued and outstanding shares.
A summary of the status of the options outstanding as of March 31, 2022, consisted of the following:
(Shares in thousands)	Number of stock options outstanding	Weighted-average exercise price	Weighted-average remaining contractual life (years)	Aggregate intrinsic value
Outstanding – January 1, 2022	23,610	$5.54	7.70	$53,455
Granted	2,301	6.38
Exercised	(453)	1.61
Forfeited	(617)	8.46
Outstanding – March 31, 2022	24,841	5.63	7.72	41,652
Exercisable – March 31, 2022	14,216	$2.81	7.04	$36,366

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 9.   SHARE-BASED COMPENSATION (Continued)
During the three months ended March 31, 2022 and 2021, options were exercised for gross proceeds of $2.1 million and $1.2 million, respectively.
The following table summarizes the weighted-average grant date fair value and total intrinsic value of options exercised for the three months ended March 31, 2022:
($ in thousands, except per share data)	Three Months Ended March 31, 2022
Weighted-average grant date fair value (per share) of stock option units granted	$4.31
Intrinsic value of stock option units exercised, using market price at exercise date	$2,225
Weighted-average stock price of options on the dates on which options were exercised for the three months ended March 31, 2022 was $6.52 per option.
The fair value of stock options granted under the Plan for the three months ended March 31, 2022, was determined using the Black-Scholes option-pricing model with the following range of assumptions at the time of the grant:
March 31, 2022
Risk-free annual interest rate	1.4% – 1.9%
Expected annual dividend yield	0%
Expected stock price volatility	77.0% to 78.9%
Expected life of stock options	5.5 to 7 years
Forfeiture rate	9.4% – 21.3%
Fair value at grant date	$3.51 to $4.90
Stock price at grant date	$5.59 to $6.91
Exercise price range	$6.03 to $6.91
Volatility was estimated by using the average historical volatility of comparable companies from a representative peer group of direct and indirect peers of publicly traded companies, as the Company and the cannabis industry have minimal historical share price history available. An increase in volatility would result in an increase in fair value at grant date. The expected life in years represents the period of time that options issued are expected to be outstanding. The risk-free rate is based on U.S. treasury bills with a remaining term equal to the expected life of the options. The forfeiture rate is estimated based on historical forfeitures experienced by the Company.
Restricted Stock Units
The Company has an RSU program to provide employees an additional avenue to participate in the successes of the Company. The fair value of RSUs granted was determined by the fair value of the Company’s share price on date of grant.
A summary of outstanding RSUs as of March 31, 2022 is provided below:
(Shares in thousands)	Number of RSUs outstanding	Weighted- average fair value	Weighted- average remaining contractual life (years)	Aggregate intrinsic value
Outstanding – January 1, 2022	1,093	$8.83	3.50	$9,657
Granted	3,324	6.33
Vested and settled	(169)	6.53
Forfeited	(80)	7.36
Outstanding – March 31, 2022	4,168	$6.83	4.00	28,451

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 9.   SHARE-BASED COMPENSATION (Continued)
The following table summarizes the total fair value of RSUs vested and settled for the three months ended March 31, 2022:
($ in thousands)	Three Months Ended March 31, 2022
Weighted average grant date fair value (per share) of restricted stock units units issued	$9.53
Total fair value of RSUs vested, using market price at vest date	$1,101
Expense Attribution
The Company recorded compensation expense for option awards in the amount of $4.7 million and $5.4 million for three months ended March 31, 2022 and 2021, respectively. For the three months ended March 31, 2022 and 2021, the Company expensed $3.9 million and $4.4 million, respectively, to Selling, general and administrative expenses, with the remaining $0.8 million and $1.0 million, respectively, in Cost of goods sold and ending inventory. Unrecognized compensation expense as of March 31, 2022 for option awards is $24.7 million and will be recorded over the course of the next 4 years.
The Company recorded compensation expense for RSU awards in the amount of $2.9 million and $1.5 million for the three months ended March 31, 2022 and 2021, respectively, of which $2.4 million and $1.1 million, respectively, is included in Selling, general and administrative expenses, with the remaining $0.5 million and $0.4 million, respectively, in Cost of goods sold and ending inventory. Unrecognized compensation expense for RSU awards as of March 31, 2022 is $3.0 million and will be recognized over the course of the next 4 years.
As of March 31, 2022 and December 31, 2021 ending inventory includes $1.4 million and $1.2 million of capitalized compensation expense related to both options and RSUs, respectively. For the three months ended March 31, 2022 and 2021, $1.0 million and $0.7 million, respectively, of compensation expense was recorded to Cost of goods sold, which includes $0.6 million and $0.1 million, respectively, related to compensation expense capitalized to inventory in prior quarters.
NOTE 10.   ACQUISITIONS
(a)
Business Combinations

No business combinations were completed during the three months ended March 31, 2022. Current period measurement period adjustments, along with a discussion of areas where measurement period adjustments are most likely to occur in the future, related to acquisitions completed in previous periods are as follows:
(i)
Bluma

During the three months ended March 31, 2022, the Company recorded measurement period adjustments related to deferred taxes and income taxes payable, which resulted in a net increase in goodwill of $1.8 million.
(ii)
Cultivate Licensing, LLC and BL Real Estate, LLC (“Cultivate”)

During the three months ended March 31, 2022, the Company recorded measurement period adjustments related to property and equipment, deferred consideration, licenses and deferred taxes, which resulted in a net increase in goodwill of $0.4 million.
While all amounts remain subject to adjustments, the areas subject to the most significant potential adjustments are inventory, fixed assets, intangible assets, deferred tax assets and liabilities and short-term liabilities. Any changes to the preliminary estimates of the fair value of the assets acquired and liabilities assumed will be recorded as adjustments to those assets and liabilities and residual amounts will be allocated to goodwill.
(iii)
CP Pennsylvania Holdings, LLC (“Cure Penn”)

While all amounts remain subject to adjustments, the areas subject to the most significant potential adjustments are intangible assets, consideration (working capital adjustment) and short-term liabilities. Any changes to the preliminary estimates of the fair value of the assets and liabilities assumed will be recorded as adjustments to those assets and liabilities and residual amounts will be allocated to goodwill.
(iv)
Laurel Harvest Labs, LLC (“Laurel Harvest”)

During the three months ended March 31, 2022, the Company recorded measurement period adjustments related to deferred taxes and income taxes payable, which resulted in a net reduction in goodwill of $0.7 million.

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 10.   ACQUISITIONS (Continued)
While all amounts remain subject to adjustments, the areas subject to the most significant potential adjustments are intangibles, deferred tax asset and liabilities, consideration (working capital adjustment), fixed assets and short-term liabilities. Any changes to the preliminary estimates of the fair value of the assets and liabilities assumed will be recorded as adjustments to those assets and liabilities and residual amounts will be allocated to goodwill.
(b)
Deferred and Contingent Consideration, Short-term

The following is a summary of Deferred and contingent consideration balances as of March 31, 2022 and December 31, 2021, which are classified as short-term:
($ in thousands)	March 31, 2022	December 31, 2021
Cultivate contingent consideration	$39,636	$33,969
Laurel Harvest deferred consideration	46,968	37,847
Total Deferred and contingent consideration, short-term	$86,604	$71,816
In the third quarter of 2021, the Company recorded a contingent consideration of $29.6 million related to the Cultivate acquisition. The former owners of Cultivate are entitled to an earnout of up to $68.0 million, which is expected to be paid during the second quarter of 2022. At December 31, 2021 and March 31, 2022, the Company remeasured the fair value, based on Cultivate’s adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), a non-GAAP financial measure, increasing the value to $34.0 million and $39.6 million, respectively. Losses related to the earnout adjustments were included in Other expense, net, in these periods.
In the fourth quarter of 2021, the Company recorded $37.9 million short-term deferred consideration and $9.0 million long-term deferred consideration, for a total of $46.9 million deferred consideration related to the Laurel Harvest acquisition. Total deferred payment of $50.0 million is payable within 18 months of the acquisition date; however, the timing of the payment can be accelerated based on timing of the opening of five (5) new dispensaries. Based on the current projections of timing of the opening of these dispensaries and the deferred consideration earnings associated with each, the Company reclassified $9.0 million of long-term deferred consideration to short-term deferred consideration as of March 31, 2022.
(c)
Deferred Consideration, Long-term

The following is a summary of Deferred consideration as of March 31, 2022 and December 31, 2021, which is classified as long-term:
($ in thousands)	March 31, 2022	December 31, 2021
Valley Ag operating cash flows deferred consideration	$8,607	$8,577
Laurel Harvest deferred consideration	—	9,074
Total Deferred consideration, long-term	$8,607	$17,651
As of March 31, 2022, the estimated liability of $8.6 million is based on the present value of expected payments associated with future cash flows of Valley Ag. In the fourth quarter of 2021, the Company recorded $9.0 million of long-term deferred consideration, related to the Laurel Harvest acquisition. During the three months ended March 31, 2022, the Company reclassified $9.0 million of long-term deferred consideration to short-term deferred consideration, based on current projections of timing of the opening of these dispensaries.
(d)
Pending Acquisitions

On March 23, 2022, the Company announced it had entered into a definitive arrangement agreement (“Arrangement Agreement”) with Columbia Care Inc. (“Columbia Care”) to acquire all of the issued and outstanding shares of Columbia Care pursuant to a statutory plan of arrangement (the “Arrangement”), in an all-share transaction with an equity value of approximately $2.0 billion (the “Columbia Care Transaction”). Under the terms of the Arrangement Agreement, holders of common shares of Columbia Care will receive 0.5579 SVS of Cresco Labs for each Columbia Care share, subject to adjustment. Additional details of the Columbia Care Transaction will be described in the management information circular and proxy statement that will be mailed to Columbia Care shareholders in connection with a special meeting of Columbia Care shareholders, held to approve this transaction. The Columbia Care Transaction is expected to close during the fourth quarter of 2022. While divestitures are anticipated to be required for state regulatory approval of the Columbia Care Transaction, the scope and financial impact of any divestitures cannot be quantified at this time.

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 11.   LONG-TERM NOTES AND LOANS PAYABLE
The following table represents the Company’s Long-term notes and loans payable balances as of March 31, 2022 and December 31, 2021:
($ in thousands)	March 31, 2022	December 31, 2021
Senior Loan, net of unamortized debt issuance costs	$400,000	$400,000
Interest payable	19,211	9,711
Financing liability – leases	97,633	97,797
Less: unamortized debt issuance costs	(21,566)	(22,501)
Total borrowings and interest payable	$495,278	$485,007
Less: short-term borrowings and interest payable	(19,211)	(9,711)
Less: current portion of financing liability – leases	(9,991)	(10,217)
Total Long-term notes and loans payable	$466,076	$465,079

(a)
Senior Loan and Amended Term Loan

On February 2, 2020, the Company closed on a senior secured term loan agreement (the “Term Loan”) for an aggregate principal amount of $100 million, with the option to increase the principal amount to $200 million. Of the $100 million Term Loan commitment, $92.4 million was committed by Tranche A lenders (the “Tranche A Commitment”) and $7.6 million was committed by Tranche B lenders (the “Tranche B Commitment”).
The Tranche A Commitment accrued interest at a rate of 12.7% per annum, payable in cash quarterly and had a stated maturity of July 22, 2021. The Tranche B Commitment accrued interest at a rate of 13.2% per annum, payable in cash quarterly and had a stated maturity of January 22, 2022. The Company’s effective interest rates for the Tranche A Commitment and Tranche B Commitment of the Term Loan were 17.0% and 16.1%, respectively.
On December 11, 2020, the Company entered into an amendment to exercise the mutual option to increase the principal amount to $200 million and refinance the existing Term Loan and the Opaskwayak Cree Nation Loan (the “OCN Loan”), resulting in one amended term loan (the “Amended Term Loan”). Of the $200 million Amended Term Loan commitment, $11.7 million was committed by non-extending lenders (the “Non-Extending Lenders Commitment”), $97.3 million was committed by extending lenders (the “Extending Lenders Commitment”) and $91.0 million was committed by increasing lenders (the “Increasing Lenders Commitment”). The Company accelerated principal repayments of $5.4 million and $1.0 million to the OCN Loan lender and certain exiting Term Loan lenders, respectively.
The Non-Extending Lenders Commitment accrued interest at a rate of 12.7% per annum, payable in cash quarterly. The Extending Lenders Commitment and Increasing Lenders Commitment (the “Extending and Increasing Lenders Commitment”) accrued interest at a rate of 12.0% per annum, payable in cash quarterly. The Company’s effective interest rates for the Non-Extending Lenders Commitment and the Extending and Increasing Lenders Commitment were 17.7% and 15.8%, respectively.
On August 12, 2021, the Company closed on an agreement for a senior secured term loan with an undiscounted principal balance of $400 million (the “Senior Loan”) and an original issue discount of $13.0 million. A portion of proceeds from the Senior Loan were used to retire the existing Amended Term Loan, with the remainder to fund capital expenditures and pursue other targeted growth initiatives within the U.S. cannabis sector.
The Senior Loan accrues interest at a rate of 9.5% per annum, payable in cash semi-annually and has a stated maturity of August 2026. The Company’s effective interest rate for the Senior Loan is 11.0%. The Company capitalized $10.9 million of borrowing costs related to the Senior Loan, of which $7.0 million is payable upon principal repayment of the Senior Loan and thus, is reflected within Other long-term liabilities.
The Senior Loan is secured by a guarantee from substantially all material subsidiaries of the Company, as well as by a security interest in certain assets of the Company and such material subsidiaries. The Senior Loan also contains negative covenants, which restrict the actions of the Company and its subsidiaries during the term of the loan, including restrictions on paying dividends, making investments and incurring additional indebtedness. In addition, the Company is required to maintain a minimum cash balance of $50 million and to ensure that the Fixed Charge Coverage Ratio; defined as the ratio of (a) consolidated EBITDA less unfinanced capital expenditures; restricted payments, as defined by the loan agreement; and federal, state, provincial, local and foreign income taxes (b) consolidated fixed charges; is not less than 2 to 1. As of May 18, 2022, the Company was in compliance with all covenants.
The Company may prepay in whole or in part the Senior Loan at any time prior to the stated maturity date, subject to certain conditions, upon the payment of the outstanding principal amount (plus a specified prepayment premium) and all accrued and unpaid interest and fees. Interest expense is discussed in Note 19.

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 11.   LONG-TERM NOTES AND LOANS PAYABLE (Continued)
As discussed in Note 10, on March 23, 2022, the Company announced it had entered into the Arrangement Agreement with Columbia Care to acquire all of the issued and outstanding shares of Columbia Care. On March 23, 2022, Cresco entered into a consent agreement with respect to the Senior Loan pursuant to which certain amendments were made to the Senior Loan which are conditional and effective on the closing of the Arrangement (the “Amended Senior Loan”). The Amended Senior Loan permits the Arrangement, Cresco’s assumption of certain Columbia Care debt and certain proposed asset sales in connection with the Arrangement, in each case, on and subject to the terms and conditions of the Amended Senior Loan.
(b)
Financing Liabilities

The Company recognized financing liabilities in relation to sale-leaseback transactions for which the incremental borrowing rates range from 11.2% to 17.5% with remaining terms between 7.8 and 18.3 years, consistent with the underlying lease liabilities. The interest expense associated with financing liabilities is disclosed in Note 19.
NOTE 12.   REVENUE AND LOYALTY PROGRAMS
(a)
Revenue

The following table represents the Company’s disaggregated revenue by source, due to the Company’s contracts with its customers, for the three months ended March 31, 2022 and 2021:
	Three Months Ended March 31,
($ in thousands)	2022	2021
Wholesale	$95,109	$95,634
Dispensary	119,282	82,803
Total Revenue	$214,391	$178,437
The Company generates revenue, net of sales discounts, at the point in time the control of the product is transferred to the customer, as the Company has a right to payment and the customer has assumed significant risks and rewards of such product without any remaining performance obligation. Sales discounts were approximately 10.0% and 3.9% of gross revenue for the three months ended March 31, 2022 and 2021, respectively.
(b)
Loyalty Programs

In the states of Illinois, Arizona, Pennsylvania, New York and Florida; the Company has customer loyalty programs where retail customers accumulate points based on their level of spending. These points are recorded as a contract liability until customers redeem their points for discounts on cannabis products as part of an in-store sales transaction. In addition, the Company records a performance obligation as a reduction of revenue that ranges between $0.01 and $0.04 per loyalty point. Upon redemption, the loyalty program obligation is relieved and the offset is recorded as revenue. As of March 31, 2022 and 2021, there were 112.3 million and 58.9 million points outstanding, with an approximate value of $1.7 million and $0.7 million, respectively. The Company expects outstanding loyalty points to be redeemed within one year.

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 13.   OTHER EXPENSE, NET
For the three months ended March 31, 2022 and 2021, Other expense, net consisted of the following:
	Three Months Ended March 31,
($ in thousands)	2022	2021
Unrealized gain (loss) on derivative liabilities – warrants	$375	$(7,649)
Loss on derivative instruments	(5,667)	(11,106)
Gain on provision – loan receivable	738	273
Unrealized loss on investments held at fair value	(1,670)	(1,305)
Loss on disposition	—	(3,343)
Gain on conversion of investment	—	9,324
Gain (loss) on foreign currency	68	(636)
Other (loss) income	(616)	2,102
Total Other expense, net	$(6,772)	$(12,340)
NOTE 14.   RELATED PARTY TRANSACTIONS
(a)
Transactions with Key Management Personnel

Related parties including key management personnel hold 91.7 million redeemable units of Cresco Labs, LLC, which is equal to $26.0 million of Non-controlling interests as of March 31, 2022. During the three months ended March 31, 2022 and 2021, 85.3% and 79.8%, respectively, of required tax distribution payments to holders of Cresco Labs, LLC were made to related parties including key management personnel.
(b)
Related Parties — Leases

The Company has lease liabilities for real estate lease agreements in which the lessors have minority interest in SLO Cultivation, Inc. (“SLO”) and MedMar, Inc. (“MedMar”). The lease liabilities were incurred in January 2019 and May 2020 and will expire in 2027 through 2036.
The Company has liabilities for real estate leases and other financing agreements in which the lessor is Clear Heights Properties, where Dominic Sergi, MVS shareholder, is Chief Executive Officer. The liabilities were incurred by entering into operating leases, finance leases and other financing transactions with terms that will expire in 2030. During the three months ended March 31, 2022 and 2021, the Company received tenant improvement allowance reimbursements of $1.4 million and $nil, respectively. The Company expects to receive further reimbursements of $0.8 million as of March 31, 2022.
Below is a summary of the expense resulting from the related party lease liabilities for the three months ended March 31, 2022 and 2021.
		Three Months Ended March 31,
($ in thousands)	Classification	2022	2021
Operating Leases
Lessor has minority interest in SLO	Rent expense	$379	$400
Lessor has minority interest in MedMar	Rent expense	73	57
Lessor is an MVS shareholder	Rent expense	296	277
Finance Leases
Lessor has minority interest in MedMar	Depreciation expense	$76	$66
Lessor has minority interest in MedMar	Interest expense	69	71
Lessor is an MVS shareholder	Depreciation expense	19	18
Lessor is an MVS shareholder	Interest expense	34	21

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 14.   RELATED PARTY TRANSACTIONS (Continued)
Additionally, below is a summary of the right-of-use (“ROU”) assets and lease liabilities attributable to related party lease liabilities as of March 31, 2022 and December 31, 2021:
	As of March 31, 2022		As of December 31, 2021
($ in thousands)	ROU Asset	Lease Liability	ROU Asset	Lease Liability
Operating Leases
Lessor has minority interest in SLO	$6,936	$12,193	$6,996	$11,938
Lessor has minority interest in MedMar	1,498	1,527	1,525	1,549
Lessor is an MVS shareholder	6,205	6,208	6,314	4,867
Finance Leases
Lessor has minority interest in MedMar	$2,263	$2,610	$2,137	$2,457
Lessor is an MVS shareholder	597	1,049	616	1,063
During the three months ended March 31, 2022 and 2021, the Company recorded interest expense on finance liabilities of $0.1 million. As of March 31, 2022 and December 31, 2021, the Company had finance liabilities totaling $1.5 million. All finance liabilities outstanding are due to an entity controlled by an MVS shareholder.
NOTE 15.   COMMITMENTS AND CONTINGENCIES
(a)
Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of March 31, 2022, there were no pending or threatened lawsuits, except as disclosed below, that could reasonably be expected to have a material effect on the results of the Company’s operations. There are also no proceedings in which any of the Company’s directors, officers, or affiliates are an adverse party or has a material interest adverse to the Company’s interest.
(b)
Contingencies

The Company’s operations are subject to a variety of federal, state and local regulations. Failure to comply with one or more of those regulations could result in fines, restrictions on the Company’s operations, suspension or revocation permits, or other disciplinary actions (collectively, “Disciplinary Actions”) that could adversely affect the Company’s financial position and results of operations. While management believes that the Company is in substantial compliance with applicable regulations as of March 31, 2022, these regulations continue to evolve and are subject to differing interpretations and enforcement. As a result, the Company may be subject to Disciplinary Actions in the future.
(c)
Commitments

As of March 31, 2022, the Company had total commitments of $9.2 million related to material construction projects. During the first quarter of 2022, pursuant to the Illinois Cannabis Regulation and Tax Act, the Company issued $0.2 million in loans to an Illinois company which has secured Craft Grower Licenses to operate in the state and $1.0 million in loans to groups that have been identified by the state of Illinois as having the opportunity to receive Conditional Adult Use Dispensing Organization Licenses. These loans are discussed in Note 16. These loans fully satisfy the Company’s funding requirements under Illinois Cannabis Regulation and Tax Act; however, the Company may elect to fund similar loans in the future.
The Company has employment agreements with key management personnel which include severance in the event of termination totaling approximately $4.6 million with additional equity and/or benefit compensation.
NOTE 16.   FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
Financial Instruments
The Company’s financial instruments are held at amortized cost (adjusted for impairments or expected credit losses as applicable) or fair value. The carrying values of financial instruments held at amortized cost approximate their fair values as of March 31, 2022 and December 31, 2021 due to their nature and relatively short maturity date. Financial assets and liabilities with embedded derivative features are carried at fair value.
Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of hierarchy are:

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 16.   FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (Continued)
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

•
Level 3 — Inputs for the asset or liability that are not based on observable market data.

There have been no transfers between fair value levels valuing these assets during the three months ended March 31, 2022.
The following tables summarize the Company’s financial instruments as of March 31, 2022 and December 31, 2021:
	March 31, 2022
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$179,320	$—	$—	$—	$179,320
Restricted cash(1)	2,600	—	—	—	2,600
Security deposits	3,942	—	—	—	3,942
Accounts receivable, net	48,691	—	—	—	48,691
Loans receivable, long-term	1,234	—	—	—	1,234
Investments	—	3,001	627	660	4,288
Financial Liabilities:
Accounts payable	$33,285	$—	$—	$—	$33,285
Accrued liabilities	95,962	—	—	—	95,962
Short-term borrowings	29,202	—	—	—	29,202
Current portion of lease liabilities	21,137	—	—	—	21,137
Deferred consideration, contingent consideration and other payables, short-term	5	10	—	86,604	86,619
Derivative liabilities, short-term	—	—	—	809	809
Lease liabilities	124,104	—	—	—	124,104
Deferred consideration and contingent consideration, long-term	—	—	—	8,607	8,607
Long-term notes payable and loans payable	466,076	—	—	—	466,076

(1)
Restricted cash balances include various escrow accounts related to investments, acquisitions, facility requirements and building improvements.

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 16.   FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (Continued)
	December 31, 2021
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$223,543	$—	$—	$—	$223,543
Restricted cash(1)	2,559	—	—	—	2,559
Security deposits	3,941	—	—	—	3,941
Accounts receivable, net	43,379	—	—	—	43,379
Loans receivable, short-term	747	—	—	565	1,312
Loans receivable, long-term	505	—	—	—	505
Investments	—	4,710	542	660	5,912
Financial Liabilities:
Accounts payable	$32,278	$—	$—	$—	$32,278
Accrued liabilities	95,442	—	—	—	95,442
Short-term borrowings	19,928	—	—	—	19,928
Current portion of lease liabilities	20,792	—	—	—	20,792
Deferred consideration, contingent consideration and other payables, short-term	5	12	—	71,816	71,833
Derivative liabilities, short-term	—	—	—	1,172	1,172
Lease liabilities	118,936	—	—	—	118,936
Deferred consideration and contingent consideration, long-term	—	—	—	17,651	17,651
Long-term notes payable and loans payable	465,079	—	—	—	465,079

(1)
Restricted cash balances include various escrow accounts related to investments, acquisitions and facility licensing requirements.

The December 31, 2021 Level 3 asset balance of $1.2 million decreased by $0.6 million to a March 31, 2022 balance of $0.7 million. The decrease was driven by the settlement of the Lighthouse loan during the quarter, which was classified as Loans receivable, short-term.
The December 31, 2021 Level 3 liability balance of $90.6 million, increased by $5.4 million compared to the March 31, 2022 balance of $96.0 million. The increase was driven by an $5.7 million increase to the fair value of the Cultivate contingent consideration balance, offset by a decrease to warrants, driven by decreases in remaining expected warrant life and decreases in the Company’s share price, partially offset by increases in the volatility assumption for the Company’s shares. During the quarter, $9.0 million was reclassified from long-term to short-term related to the Laurel Harvest deferred consideration liability. See Note 10 for additional discussion of that reclassification.
(a)
Loans receivable, short-term

The following is a summary of Loans receivable, short-term balances and valuation classifications (discussed further below) as of March 31, 2022 and December 31, 2021:
($ in thousands)	Valuation classification	March 31, 2022	December 31, 2021
Short-term loans receivable – Lighthouse, net of ECL(1)	Fair value	$—	$565
Interest receivable	Amortized cost	—	747
Total Loans receivable, short-term		$—	$1,312

(1)
Expected Credit Loss (“ECL”)

On August 12, 2019, the Company issued a secured convertible promissory note that was convertible, at the Company’s discretion, into additional membership units approximating 1% ownership of the parent company of Lighthouse. The loan was amended in

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 16.   FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (Continued)
March 2021 to extend the maturity date from February 2021 to February 2022. During the quarter, payment for the outstanding balance and interest was received.
(b)
Loans receivable, long-term

The following is a summary of Loans receivable, long-term balances and valuation classifications (discussed further below) as of March 31, 2022 and December 31, 2021:
($ in thousands)	Valuation classification	March 31, 2022	December 31, 2021
Long-term loans receivable – Illinois Incubator, net of ECL	Amortized cost	819	100
Long-term loans receivable – other, net of ECL	Amortized cost	415	405
Total Loans receivable, long-term		$1,234	$505

(i)
Illinois Incubator Loan

Pursuant to the Illinois Cannabis Regulation and Tax Act, the Company has issued $0.3 million in loans to an Illinois company which has secured a Craft Grower License to operate in the state and $1.0 million in loans to groups that have been identified by the state of Illinois as having the opportunity to receive Conditional Adult Use Dispensing Organization Licenses. One $0.1 million loan related to the Craft Grower License, was fully funded on July 20, 2021 and matures on July 20, 2026. The remaining loans of $1.2 million were fully funded on March 21, 2022 and matures on July 20, 2027. The loans are measured at amortized cost and bear no interest.
(ii)
Other Loans

In connection with the acquisition of CannaRoyalty Corp., the Company assumed a loan receivable with a balance of $0.4 million as of March 31, 2022 and December 31, 2021.
(c)
Share Purchase Warrants

At March 31, 2022, the Company had 9.5 million warrants outstanding, of which 4.2 million are classified as current liabilities. 3.7 million of these liability-classified warrants are from issuances to underwriters associated with the September 2019 financing. During the three months ended March 31, 2022, no September 2019 financing warrants were exercised.
During the three months ended March 31, 2022, the Company recorded a mark-to-market gain of $0.4 million, primarily due to changes in the Company’s share price, volatility and remaining expected life; additionally, the Company recorded $nil in unrealized gain/loss on foreign exchange. For the three months ended March 31, 2021, the company recorded a mark-to-market loss of $7.6 million, primarily due to changes in the Company’s share price and other market factors and an unrealized foreign exchange loss of $0.3 million.
All warrants classified as derivative liabilities are measured at fair value. As of March 31, 2022 and December 31, 2021, the fair value of liability-classified warrants was determined using the Black-Scholes option-pricing model utilizing the following assumptions:
	March 31, 2022	December 31, 2021
Risk-free annual interest rate	0.62%	0.15%
Expected annual dividend yield	0%	0%
Expected stock price volatility	59.4%	47.3%
Expected life of stock warrants	< 1 year	< 1 year
Forfeiture rate	0%	0%
Share price at period end	$6.03	$6.62
Strike price at period end	$10.00	$9.86
Volatility was calculated by using the Company’s historical share volatility. An increase in volatility would result in an increase in fair value at grant date. The expected life in years represents the period of time before warrants expire. The risk-free rate is based on U.S. treasury bills with a remaining term equal to the expected life of the warrants. The Company does not expect grantees to forfeit warrants.

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 16.   FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (Continued)
Financial Risk Management
The Company is exposed in varying degrees to a variety of financial instrument related risks. The Board and the Company’s management mitigate these risks by assessing, monitoring and approving the Company’s risk management processes:
(a)
Credit and Banking Risk

Credit risk is the risk of a potential loss to the Company if a customer or a third-party to a financial instrument fails to meet its contractual obligations. The maximum credit exposure as of March 31, 2022 and December 31, 2021 is the carrying amount of cash, accounts receivable and loans receivable. The Company does not have significant credit risk with respect to its customers or loan counterparties, based on cannabis industry growth in its key markets and the low interest rate environment. Although all deposited cash is placed with U.S. financial institutions in good standing with regulatory authorities, changes in U.S. federal banking laws related to the deposit and holding of funds derived from activities related to the cannabis industry have passed the U.S. House of Representatives but have not yet been voted on within the U.S. Senate. Given that current U.S. federal law provides that the production and possession of cannabis is illegal, there is a strong argument that banks cannot accept or deposit funds from businesses involved with the cannabis industry, leading to an increased risk of legal actions against the Company and forfeitures of the Company’s assets.
The Company’s aging of Accounts receivables as of March 31, 2022 and December 31, 2021 was as follows:
($ in thousands)	March 31, 2022	December 31, 2021
0 to 60 days	$42,952	$37,750
61 to 120 days	4,622	4,309
120 days +	3,506	3,540
Total accounts receivable, gross	$51,080	$45,599
Allowance for doubtful accounts	2,389	2,220
Total Accounts receivable, net	$48,691	$43,379
For the three months ended March 31, 2022 and 2021, the Company recorded bad debt expense of $0.2 million and $0.1 million, respectively, to account for ECL and recorded an additional $nil and $0.4 million, respectively, in bad debt related to invoice write-offs.
(b)
Asset Forfeiture Risk

Because the cannabis industry remains illegal under U.S. federal law, any property owned by participants in the cannabis industry which are either used in the course of conducting such business, or are the proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture. Even if the owner of the property was never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture.
(c)
Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with financial liabilities. The Company primarily manages liquidity risk through the management of its capital structure by ensuring that it will have sufficient liquidity to settle obligations and liabilities when due. As of March 31, 2022, the Company had working capital (defined as current assets less current liabilities) of $68.6 million. The Company will continue to raise capital as needed to fund operations and expansion.
In addition to the commitments outlined in Note 15, the Company has the following contractual obligations as of March 31, 2022:
($ in thousands)	< 1 Year	1 to 3 Years	3 to 5 Years	Total
Accounts payable and Accrued liabilities	$129,247	$—	$—	$129,247
Deferred consideration, contingent consideration and other payables	86,619	—	—	86,619
Deferred consideration and contingent consideration	—	8,607	—	8,607
Long-term notes payable and loans payable and Short-term borrowings	29,202	—	466,076	495,278
Total obligations as of March 31, 2022	$245,068	$8,607	$466,076	$719,751

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 16.   FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (Continued)
(d)
Market Risk

(i)
Currency Risk

The operating results and balance sheet of the Company are reported in USD. As of March 31, 2022 and December 31, 2021, the Company’s financial assets and liabilities are primarily in USD. However, from time to time some of the Company’s financial transactions are denominated in currencies other than USD. The results of the Company’s operations are subject to currency transaction and translation risks. The Company recorded $0.1 million in foreign exchange gains and $0.7 million in foreign exchange losses during the three months ended March 31, 2022 and 2021, respectively.
As of March 31, 2022 and December 31, 2021, the Company had no hedging agreements in place with respect to foreign exchange rates. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks at this time.
(ii)
Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. An increase or decrease in the Company’s incremental borrowing rate would result in an associated increase or decrease in Deferred consideration, contingent consideration and other payables and Interest expense, net. The Company’s Senior Loan accrues at a rate of 9.5% per annum and has an effective interest rate of 11.0%.
(iii)
Price Risk

Price risk is the risk of variability in fair value due to movements in equity or market prices. The Company is subject to price risk related to derivative liabilities and contingent consideration that are valued based on the Company’s own stock price. An increase or decrease in stock price would result in an associated increase or decrease to Deferred consideration, contingent consideration and other payables, Derivative liabilities, long-term and Deferred consideration and contingent consideration with a corresponding change to Other expense, net.
(iv)
Tax Risk

Tax risk is the risk of changes in the tax environment that would have a material adverse effect on the Company’s business, results of operations and financial condition. Currently, state-licensed marijuana businesses are assessed a comparatively high effective federal tax rate due to Internal Revenue Code (“IRC”) Section 280E, which bars businesses from deducting all expenses except their cost of goods sold when calculating federal tax liability. Any increase in tax levies resulting from additional tax measures may have a further adverse effect on the operations of the Company, while any decrease in such tax levies will be beneficial to future operations. See Note 20 for the Company’s disclosure of uncertain tax positions.
(v)
Regulatory Risk

Regulatory risk pertains to the risk that the Company’s business objectives are contingent, in part, upon the compliance of regulatory requirements. Due to the nature of the industry, the Company recognizes that regulatory requirements are more stringent and punitive in nature. Any delays in obtaining, or failure to obtain regulatory approvals can significantly delay operational and product development and can have a material adverse effect on the Company’s business, results of operation and financial condition. The Company is cognizant of the advent of regulatory changes occurring in the cannabis industry on the city, state and national levels. Although the regulatory outlook on the cannabis industry has been moving in a positive trend, the Company is aware that unforeseen regulatory changes could have a material adverse impact on the goals and operation of the business as a whole.
(vi)
Novel Coronavirus (“COVID-19”) Risk

COVID-19 was declared a pandemic by the World Health Organization on March 12, 2020. During the fourth quarter of 2020, the first vaccine utilized to prevent coronavirus infection was approved by the U.S. Food and Drug Administration. As of March 31, 2022, the vaccine is widely available, however, there remains significant economic uncertainty and consequently, it is difficult to reliably measure the potential impact of this uncertainty on the Company’s future financial results.
NOTE 17.   VARIABLE INTEREST ENTITIES
The following table presents the summarized financial information about the Company’s consolidated variable interest entities (“VIEs”) which are included in the Unaudited Condensed Interim Consolidated Balance Sheets as of March 31, 2022 and December 31, 2021. This entity was determined to be a VIE as the Company possesses the power to direct activities through written agreements:

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 17.   VARIABLE INTEREST ENTITIES (Continued)
	March 31, 2022	December 31, 2021
($ in thousands)	Cresco Labs Michigan, LLC	Cresco Labs Michigan, LLC
Current assets	$38,781	$36,850
Non-current assets	36,562	36,320
Current liabilities	(77,961)	(72,476)
Non-current liabilities	(23,222)	(23,124)
Equity attributable to Cresco Labs Inc.	(25,840)	(22,430)
The following table presents the summarized financial information about the Company’s consolidated VIEs which are included in the Unaudited Condensed Interim Consolidated Statements of Operations for the three months ended March 31, 2022 and 2021:
	March 31, 2022	March 31, 2021
($ in thousands)	Cresco Labs Michigan, LLC	Cresco Labs Michigan, LLC
Revenue	$1,032	$1,108
Net loss attributable to Cresco Labs Inc.	(2,378)	(1,442)
Net loss	(2,378)	(1,442)
NOTE 18.   SEGMENT INFORMATION
The Company operates in one segment, the cultivation, manufacturing, distribution and sale of cannabis. The Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer and the Chief Commercial Officer of the Company have been identified as the Chief Operating Decision Makers (“CODM”) and manage the Company’s operations as a whole. For the purpose of evaluating financial performance and allocating resources, the CODM review certain financial information presented on a consolidated basis accompanied by information by customer and geographic region. For the three months ended March 31, 2022 and 2021, the Company generated 100% and 98.2%, respectively, of its revenue in the United States with the remainder generated in Canada.
NOTE 19.   INTEREST EXPENSE, NET
Interest expense, net, consisted of the following for the three months ended March 31, 2022 and 2021:
	Three Months Ended March 31,
($ in thousands)	2022	2021
Interest expense – leases	$(994)	$(937)
Interest expense – notes and loans payable	(9,500)	(6,021)
Accretion of debt discount and amortization of deferred financing fees	(934)	(1,420)
Interest expense – financing activities and sale and leasebacks	(2,981)	(2,836)
Other interest expense	(99)	(333)
Interest income	145	245
Total Interest expense, net	$(14,363)	$(11,302)
See Note 11 for additional information on Interest expense — notes and loans payable and accretion of debt discount and amortization of deferred financing fees.
NOTE 20.   PROVISION FOR INCOME TAXES AND DEFERRED INCOME TAXES
As the Company operates in the cannabis industry, the Company is subject to the limits of IRC Section 280E for U.S. federal income tax purposes, as well as, certain state income tax purposes. Under IRC Section 280E, the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E. However, certain states including California, Arizona and Maryland do not conform to IRC Section 280E and, accordingly, the Company deducts all operating expenses on its income tax returns in these states.

Cresco Labs Inc.
Notes to the Unaudited Condensed Interim Consolidated
Financial Statements (Continued)
For the Three Months Ended March 31, 2022 and 2021
NOTE 20.   PROVISION FOR INCOME TAXES AND DEFERRED INCOME TAXES (Continued)
The Company is treated as a U.S. corporation for U.S. federal income tax purposes under IRC Section 7874 and is subject to U.S. federal income tax on its worldwide income. As a Canadian resident company, the Company is also subject to Canadian income tax, where applicable.
The following table summarizes the Company’s income tax expense and effective tax rates for the three months ended March 31, 2022 and 2021:
	Three Months Ended March 31,
($ in thousands)	2022	2021
Loss before income taxes	$(868)	$(8,600)
Income tax expense	22,807	15,524
Effective tax rate	(2,627.5)%	(180.5)%
The Company had no unrecognized tax benefits as of March 31, 2022.
NOTE 21.   SUBSEQUENT EVENTS
The Company has evaluated subsequent events through May 18, 2022, which is the date on which these financial statements were issued.

CRESCO’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2022 AND 2021
(begins on following page)

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2022 AND 2021.
This management discussion and analysis (“MD&A”) of the financial condition and results of operations of Cresco Labs Inc. (the “Company,” “Cresco Labs,” “we,” or “our”) is dated May 18, 2022 and has been prepared for the three months ended March 31, 2022 and 2021. The Company’s interim financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). It is supplemental to and should be read in conjunction with, the Company’s audited consolidated financial statements and accompanying notes as of and for the years ended December 31, 2021 and 2020, which were prepared in accordance with GAAP and previously filed on SEDAR and the Company’s unaudited condensed interim consolidated financial statements and accompanying notes as of and for the three months ended March 31, 2022 and 2021. Financial information presented in this MD&A is presented in United States (“U.S.”) dollars (“USD” or “$”) unless otherwise indicated. The three months ended data presented below is unaudited.
The Company has provided certain supplemental non-GAAP financial measures in this MD&A. Where the Company has provided such non-GAAP financial measures, we have also provided a reconciliation to the most comparable GAAP financial measure. Please see the information under the heading “Non-GAAP Financial Measures” for additional information on the Company’s use of non-GAAP financial measures.
This MD&A contains certain “forward-looking statements” and certain “forward-looking information” as defined under applicable U.S. securities laws and Canadian securities laws. Please refer to the discussion of forward-looking statements and information set out under the heading “Cautionary Note Regarding Forward-Looking Information,” located at the beginning of the Company’s Annual Information Form for the year ended December 31, 2021, filed on SEDAR. As a result of many factors, the Company’s actual results may differ materially from those anticipated in these forward-looking statements and information. Please refer to the discussion of risks and uncertainties set out under the heading “Risk Factors,” located within the Company’s Annual Information Form for the year ended December 31, 2021, filed on SEDAR.
OVERVIEW OF THE COMPANY
Cresco Labs was incorporated in the Province of British Columbia and is licensed to cultivate, manufacture and sell cannabis and cannabis-based products. The Company operates in and/or has ownership interests in Illinois, Pennsylvania, Ohio, California, Arizona, Maryland, Massachusetts, New York, Michigan and Florida.
Cresco Labs is primarily engaged in the business of cultivating medical-grade cannabis, manufacturing medical- grade products derived from cannabis cultivation and distributing such products to medical or adult-use consumers in legalized cannabis markets. Cresco Labs exists to provide high-quality and consistent cannabis-based products to consumers. Cresco Labs’ business focuses on regulatory compliance while working to develop condition-specific strains of cannabis and non-invasive delivery methods (alternatives to smoke inhalation) to provide controlled-dosage medicinal cannabis relief to qualified patients and consumers in legalized cannabis markets. As of March 31, 2022, the Company was operating one (1) adult-use and medical cannabis cultivation center, two (2) adult-use and medical cannabis manufacturing centers, five (5) adult-use and medical dispensary locations and five (5) adult-use dispensary locations in Illinois; one (1) medical cannabis cultivation and manufacturing center and ten (10) medical dispensary locations in Pennsylvania; one (1) medical cannabis cultivation and processing center and five (5) medical dispensary locations in Ohio; three (3) adult-use and medical cannabis cultivation centers, one (1) adult-use and medical cannabis manufacturing center and two (2) adult-use and medical cannabis distribution facilities in California; one (1) adult-use and medical cannabis cultivation center, one (1) adult-use and medical cannabis cultivation and manufacturing center and one (1) adult-use and medical dispensary location in Arizona; one (1) medical processing center in Maryland; three (3) adult-use and medical cannabis cultivation and manufacturing centers, one (1) medical dispensary location, one (1) adult-use dispensary location and two (2) adult-use and medical dispensary locations in Massachusetts; one (1) medical cannabis manufacturing center and four (4) medical dispensary locations in New York; one (1) adult-use and medical cannabis cultivation and processing center in Michigan; one (1) medical cannabis cultivation and manufacturing center and sixteen (16) medical dispensary locations in Florida. For additional information on wholly-owned or effectively controlled subsidiaries and affiliates of Cresco Labs, refer to Note 2 under the heading “Basis of Consolidation” of the Company’s unaudited condensed interim consolidated financial statements for the three months ended March 31, 2022 and 2021.

During 2019, the Company announced a new dispensary brand, Sunnyside*®1. Sunnyside* was created to accelerate industry growth by shifting consumer expectations and perceptions around shopping for cannabis from intimidation and doubt to curiosity and acceptance through a new trial and marketing approach. In the first quarter of 2022, the Company opened one (1) Sunnyside* dispensary in Pennsylvania and three (3) Sunnyside* dispensaries in Florida. As of March 31, 2022, the Company operates ten (10) Sunnyside* dispensaries in Illinois, ten (10) dispensaries in Pennsylvania, five (5) dispensaries in Ohio, one (1) dispensary in Arizona, four (4) dispensaries in New York, four (4) dispensaries in Massachusetts and sixteen (16) dispensaries in Florida. Cresco Labs’ portfolio of owned cannabis consumer packaged goods includes Cresco®1, Cresco Reserve®2, High Supply®2, Mindy’sTM, Good News®2, RemediTM, Wonder Wellness Co.®2 and FloraCal®2. The Company distributes and markets these products both to third-party licensed retail cannabis stores across the U.S. and to Cresco Labs’ owned retail stores.
Cresco Labs’ corporate headquarters is currently located at Suite 110, 400 W. Erie St, Chicago, IL 60654 and employs approximately 3,600 people across the organization, while being named as a “Top Diversity Employer” by Diversity Jobs in 2021. The Company’s registered office is located at Suite 2500, 666 Burrard Street, Vancouver, BC V6C 2X8.
Issuing IPO, Reverse Takeover & Corporate Structure
The Company (then Randsburg Gold Corporation) was incorporated in the Province of British Columbia under the Company Act (British Columbia) on July 6, 1990. On December 30, 1997, the Company changed its name from Randsburg Gold Corporation to Randsburg International Gold Corp. (“Randsburg”) and consolidated its common shares on a five (5) old for one (1) new basis. On November 30, 2018, in connection with a reverse takeover (the “Transaction”), the Company, (i) consolidated its outstanding Randsburg common shares on an 812.63 old for one (1) new basis and (ii) filed an alteration to its Notice of Articles with the British Columbia Registrar of Companies to (a) change its name from Randsburg International Gold Corp to Cresco Labs Inc., (b) amend the rights and restrictions of its existing class of common shares and redesignate such class as the class of Subordinate Voting Shares (“SVS”) and (c) create the Proportionate Voting Shares (“PVS”) and the Super Voting Shares (“MVS”).
Pursuant to the Transaction, the Company (then Randsburg) and Cresco Labs, LLC, completed a series of transactions on November 30, 2018, resulting in a reorganization of Cresco Labs, LLC and Randsburg in which Randsburg became the indirect parent and sole voting unitholder of Cresco Labs, LLC. The Transaction constituted a reverse takeover of Randsburg by Cresco Labs, LLC under applicable securities laws. Cresco Labs, LLC was formed as a limited liability company under the laws of the State of Illinois on October 8, 2013 and is governed by a limited liability company agreement that was amended and restated in connection with the completion of the Transaction. The Pre-Combination LLC Agreement was further amended and restated in connection with the completion of the Transaction.

1The Sunnyside*® (inclusive of the stand-alone asterisk mark) and Cresco® brands maintain federal trademark registrations for websites pertaining to medical cannabis and cannabis educational services, as well as multiple state trademark registrations.
2The Cresco Reserve®, High Supply®, Good News®, Wonder Wellness Co.® and FloraCal® brands maintain federal trademark registrations for apparel and multiple state trademark registrations.

Set forth below is the organization chart of the Company.
Recent Developments
On March 23, 2022, the Company announced it had entered into a definitive arrangement agreement (the “Arrangement Agreement”) with Columbia Care Inc. (“Columbia Care”) to acquire all of the issued and outstanding shares of Columbia Care pursuant to a statutory plan of arrangement (the “Arrangement”) in an all-share transaction with an equity value of approximately $2.0 billion (the “Columbia Care Transaction”). Under the terms of the Arrangement Agreement, holders of common shares of Columbia Care will receive 0.5579 SVS of Cresco Labs for each Columbia Care share, subject to adjustments. Additional details of the Columbia Care Transaction will be described in the management information circular and proxy statement that will be mailed to Columbia Care shareholders in connection with a special meeting of Columbia Care shareholders, held to approve this transaction. The Columbia Care Transaction is expected to close during the fourth quarter of 2022.
On March 23, 2022, Cresco entered into a consent agreement with respect to the senior secured term loan (the “Senior Loan”) pursuant to which certain amendments were made to the Senior Loan which are conditional and effective on the closing of the Arrangement (the “Amended Senior Loan”). The Amended Senior Loan permits the Arrangement, Cresco’s assumption of certain Columbia Care debt and certain proposed asset sales in connection with the Arrangement, in each case, on and subject to the terms and conditions of the Amended Senior Loan.
Components of Our Results of Operations
Revenue
We derived approximately 56% of our revenue from company-owned retail dispensary locations for the three months ended March 31, 2022. Retail revenue includes medical and adult-use cannabis sales in the U.S. Revenue from the wholesale of cannabis products to dispensary locations represents the remaining 44%.
Gross profit
Gross profit is calculated as revenue less cost of goods sold (“COGS”). COGS includes the direct costs attributable to the cultivation and production of the products sold and is comprised of the following:
•
Direct labor costs:   These expenses include all salaries, benefits and taxes for all employees at the cultivation and manufacturing facilities.

•
Direct supplies:   The direct material cost for maintenance of the plants, the supplies and nutrients, the production expenses, packaging costs and equipment used to process marijuana.

•
Facility expenses:   The facility expense for the cultivation operations is the cost for the facility, utilities, property taxes, maintenance and costs associated with monitoring the security systems.

•
Other operating expenses:   These expenses include all costs associated with the facility itself including insurance, community benefit fees, professional services related to licenses and compliance, uniforms, employee training programs, tracking and inventory management systems, product testing, business development, information technology, license renewal fees and certain excise taxes.

In addition to market fluctuations, cannabis costs are affected by various state regulations that limit the sourcing and procurement of cannabis products. The changes in regulatory environments may create fluctuations in gross profit over comparative periods. Additionally, gross profit may include the cost of inventory required to be marked to fair value as part of purchase accounting in a business combination.
Selling, general and administrative expenses (“SG&A”)
SG&A expenses consist mainly of salary and benefit costs of executive and back-office employees, consulting and professional fees, advertising and marketing, office and retail operation costs, share-based compensation, certain excise taxes, technology, insurance, security, travel and entertainment, rent expense and business expansion costs.
Selling costs generally correlate to revenue. As a percentage of sales, we expect SG&A costs to generally decrease as our revenue increases, with fluctuations in some quarters. Efficiencies associated with scaling the business are expected to drive the decreasing trend, while market conditions and investments in growing the business may contribute to increases as a percentage of sales in some periods.

For the three months ended March 31, 2022 and 2021, SG&A was comprised of the following:
	Three Months Ended March 31,
($ in thousands)	2022	2021
Payroll and employee costs	$39,487	$30,474
Selling and marketing expenses	3,025	7,250
Share-based compensation	6,506	5,595
Depreciation and amortization	4,552	5,642
Excise taxes	4,912	3,950
Facility expenses	7,750	3,821
Consulting and professional fees	4,412	2,806
Computer and software expense	2,650	2,721
Business insurance	2,443	2,130
Rental fees	1,962	1,608
Accounting	2,540	1,991
Legal	3,843	1,537
Travel and employee expenses	1,120	622
Litigation accrual adjustment	513	237
Other expenses	1,391	401
Total Selling, general and administrative expenses	$87,106	$70,785
Other expense
Other expense consists mainly of reoccurring expenses such as gains (losses) on derivative instruments and foreign currency and derivative liabilities on warrants. Also included are ad hoc expenses such as gain (loss) on conversion of investments. These expenses do not generally correlate to revenue and do not include interest expense, net or equity investee income, which when added to other expense, sum to total other expense, net discussed in the “Selected Financial Information” section below.
For the three months ended March 31, 2022 and 2021, Other expense, net consisted of the following:
	Three Months Ended
	March 31,
($ in thousands)	2022	2021
Unrealized gain (loss) on derivative liabilities – warrants	$375	$(7,649)
Loss on derivative instruments	(5,667)	(11,106)
Gain on provision – loan receivable	738	273
Unrealized loss on investments held at fair value	(1,670)	(1,305)
Loss on disposition	—	(3,343)
Gain on conversion of investment	—	9,324
Gain (loss) on foreign currency	68	(636)
Other (loss) income	(616)	2,102
Total Other expense, net	$(6,772)	$(12,340)
Income Taxes
The Company is classified for U.S. federal income tax purposes as a U.S. corporation under Section 7874 of the Internal Revenue Code (“IRC”). The Company is subject to income taxes in the jurisdictions in which it operates and, consequently, income tax expense is a function of the allocation of taxable income by jurisdiction and the various activities that impact the timing of taxable events. As the Company operates in the cannabis industry, the Company is subject to the limits of IRC Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E and a higher effective tax rate than most industries. These permanent differences apply to federal tax and most states; however, the State of California and the State of Arizona do not conform to IRC Section 280E and, accordingly, the Company deducts all operating expenses on its California Franchise Tax Returns and its Arizona Corporate Income Tax Returns.
SELECTED FINANCIAL INFORMATION
The Company reports results of operations of its affiliates from the date that control commences, either through the purchase of the business, through a management agreement or through other arrangements that grant such control. The following selected financial information includes only the results of operations after the Company established control of its affiliates. Accordingly, the information included below may not be representative of the results of operations if such affiliates had included their results of operations for the entire reporting period.
Summary of Quarterly Results
($ in thousands)	2022	2021				2020
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Revenue, net	$214,391	$217,787	$215,483	$209,975	$178,437	$162,317	$153,298	$94,256
Profit (loss) from operations	20,267	15,557	(264,018)	14,872	16,238	329	24,935	(20,938)
Net (loss) income attributable to Cresco Labs Inc.	(27,381)	(14,732)	(270,645)	(4,827)	(29,393)	(54,636)	15,457	(36,433)
Basic EPS	$(0.09)	$(0.08)	$(1.00)	$(0.02)	$(0.12)	$(0.25)	$0.07	$(0.18)
Diluted EPS	$(0.09)	$(0.08)	$(1.00)	$(0.02)	$(0.12)	$(0.22)	$0.04	$(0.18)
Three Months Ended March 31, 2022 Compared to Three Months Ended March 31, 2021
The following tables set forth selected consolidated financial information for the periods indicated that are derived from our unaudited condensed interim consolidated financial statements and the respective accompanying notes prepared in accordance with GAAP.
The selected consolidated financial information set out below may not be indicative of the Company’s future performance:
	Three Months Ended March 31,
($ in thousands)	2022	2021	$ Change	% Change
Revenue	$214,391	$178,437	$35,954	20.1%
Cost of goods sold	107,018	91,414	15,604	17.1%
Gross profit	107,373	87,023	20,350	23.4%
Total operating expenses	87,106	70,785	16,321	23.1%
Total other expense, net	(21,135)	(24,838)	3,703	(14.9)%
Income tax expense	(22,807)	(15,524)	(7,283)	46.9%
Net loss(1)	$(23,675)	$(24,124)	$449	(1.9)%

(1)
Net loss includes amounts attributable to non-controlling interests.

Revenue
Revenue for the three months ended March 31, 2022 increased $36.0 million, or 20.1%, compared to the three months ended March 31, 2021. The increase in revenue was primarily driven by the closing of five acquisitions in 2021; Verdant Creations, LLC (“Verdant”), Bluma Wellness Inc. (“Bluma”), Cultivate Licensing, LLC (“Cultivate”), Bay, LLC d/b/a Cure Pennsylvania (“Cure Penn”) and Laurel Harvest Labs, LLC (“Laurel Harvest”). In addition, the Company has seen continued growth in the states where it operated in the first quarter of 2021, with the exception of California, where revenue declined due to a strategic shift to discontinue certain third-party brand sales to focus on Cresco-owned brands.
COGS and Gross profit
COGS for the three months ended March 31, 2022 increased $15.6 million, or 17.1%, compared to the three months ended March 31, 2021. The increase was primarily attributable to year-over-year revenue growth, as well as increases to compensation and facility expenses related to expansions and the acquisitions mentioned above.
Gross profit increased by $20.4 million, or 23.4%, for the three months ended March 31, 2022, compared to the three months ended March 31, 2021, primarily due to the increase in revenue, operating synergies realized through acquisitions and continued efforts to increase cultivation yields.
Total operating expenses
Total operating expenses for the three months ended March 31, 2022 increased $16.3 million, or 23.1%, compared to the three months ended March 31, 2021. The increase in total operating expenses was primarily attributable to significant investments in our team and operational infrastructure to drive strategic initiatives that better position the Company for future growth.
Total other expense, net
Total other expense, net for the three months ended March 31, 2022, decreased $3.7 million, or 14.9%, compared to the three months ended March 31, 2021. Mark-to-market losses on derivative instruments and liability-classified warrants primarily drove the higher expense in the first quarter of 2021, as well as a non-recurring loss on disposal of assets related to the 180 Smoke business (“180 Smoke”). These improvements were partially offset by a prior year non-recurring gain on conversion of investment related to IM Cannabis Corp and a current year increase in interest expense related to the August 2021 debt refinancing, which increased borrowings and interest expense.
Provision for income taxes
Income tax expense for the three months ended March 31, 2022, increased $7.3 million, or 46.9%, compared to the three months ended March 31, 2021. The increase was due to higher gross profit, as well as certain state valuation allowances.
Net (loss)
Net (loss) for the three months ended March 31, 2022, decreased $0.4 million, or 1.9%, compared to the three months ended March 31, 2021. Higher gross profit in the current period, driven by increased revenue and operational efficiencies; was offset by higher operating expenses, income tax expense and interest expense during the quarter.
Non-GAAP Financial Measures
Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA are non-GAAP financial measures and do not have standardized definitions under GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP and may not be comparable to similar measures presented by other issuers. These supplemental non-GAAP financial measures are presented because management has evaluated the financial results both including and excluding the adjusted items and believe that the supplemental non-GAAP financial measures presented provide additional perspectives and insights when analyzing the core operating performance of the business. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for, or as an alternative to and should only be considered in conjunction with, the GAAP financial measures presented herein. Accordingly, the Company has included below reconciliations of the supplemental non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.
	Three Months Ended March 31,
($ in thousands)	2022	2021	$ Change	% Change
Net loss(1)	$(23,675)	$(24,124)	$449	(1.9)%
Depreciation and amortization	10,960	10,151	809	8.0%
Interest expense, net	14,363	11,302	3,061	27.1%
Income tax expense	22,807	15,524	7,283	46.9%
EBITDA (non-GAAP)	$24,455	$12,853	$11,602	90.3%
Other expense, net	6,772	12,340	(5,568)	(45.1)%
Loss from equity method investments	—	1,196	(1,196)	100.0%
Fair value mark-up for acquired inventory	5,322	585	4,737	nm2
Adjustments for acquisition and other non-core costs	6,694	1,738	4,956	285.2%
Share-based compensation	7,506	6,280	1,226	19.5%
Adjusted EBITDA (non-GAAP)	$50,749	$34,992	$15,757	45.0%

(1)
Net loss includes amounts attributable to non-controlling interests.

(2)
Percentage changes shown as “nm” (not meaningful) are values greater than 399%

Adjusted EBITDA (non-GAAP)
Adjusted EBITDA, a non-GAAP financial measure which excludes depreciation and amortization, net interest expense, income taxes, other expense, share-based compensation, adjustments for acquisition and other non-core costs, loss on equity method investments and adjustments for the fair value of mark-up for acquired inventory, was $50.7 million for the three months ended March 31, 2022, compared to $35.0 million for the three months ended March 31, 2021. The increase in adjusted EBITDA of $15.8 million is due to higher gross profit, partially offset by higher operating expenses to support the growth of the business, both organically and inorganically.

LIQUIDITY AND CAPITAL RESOURCES
Overview
As of March 31, 2022, the Company held $179.3 million in cash and cash equivalents, $2.6 million in restricted cash and $68.6 million of working capital compared to December 31, 2021, where the Company held $223.5 million in cash and cash equivalents, $2.6 million in restricted cash and $133.4 million of working capital. The decrease of $64.8 million in working capital was primarily driven by a decrease of cash and cash equivalents, primarily driven by purchases of property and equipment, partially offset by increased inventory during the period. Total current liabilities also increased by $42.8 million due to a reclassification to short-term deferred consideration from long-term deferred consideration, as well as an increase in Short-term borrowings and accrued expenses, mainly related to increased accrued interest for the Senior Loan (see below) and an increase in income tax payable; which had an unfavorable impact on working capital.
The Company is generally able to access private and/or public financing through, but not limited to, institutional lenders, such as the Senior Loan of $400 million, effective August 12, 2021; private loans through individual investors; and private and public equity raises such as the equity distribution agreement that was announced on April 26, 2021 with Canaccord Genuity Corp. to replace the equity distribution agreement filed in December 2019 due to the expiration of the prior shelf prospectus. Pursuant to this agreement, the Company may, from time to time, sell up to $100 million of its SVS in Canada. On January 14, 2021, the Company announced the commencement of the January 2021 Offering of SVS. The SVS were offered in each of the provinces of Canada, other than Québec and in the U.S. on a private placement basis to “qualified institutional buyers.” The Company expects cash on hand and cash flows from operations, along with the private and/or public financing options discussed, will be adequate to meet capital requirements and operational needs for the next twelve months.
Cash Flows
Operating Activities
Net cash used in operating activities was $3.4 million for the three months ended March 31, 2022, an increase in cash used of $16.4 million compared to $13.0 million of cash provided by operating activities during the three months ended March 31, 2021. The increase in net cash used in operating activities was primarily due to higher working capital requirements in the period, including strategic purchases of certain raw materials inventory.
Investing Activities
Net cash used in investing activities was $34.2 million for the three months ended March 31, 2022, an increase of cash used of $7.4 million compared to $26.8 million used in the three months ended March 31, 2021. The increase in net cash used in investing activities was primarily due an increase in capital spending and a decrease in proceeds from sale-leaseback transactions and tenant improvement allowances, offset partially by a decrease in loans and advances paid.
Financing Activities
Net cash used in financing activities was $6.4 million for the three months ended March 31, 2022, a decrease in cash of $138.6 million compared to cash provided by financing activities of $132.2 million for the three months ended March 31, 2022. The decrease in net cash provided by financing activities was primarily due to proceeds received in the prior year from the January 2021 equity offering and decreased proceeds from the exercise of stock options and warrants.

CONTRACTUAL OBLIGATIONS
As of March 31, 2022, maturities of lease liabilities were as follows:
($ in thousands)	Total	Operating Leases	Finance Leases
2022	$18,733	$14,752	$3,981
2023	24,798	19,367	5,431
2024	25,136	19,530	5,606
2025	26,654	20,897	5,757
2026	26,984	21,086	5,898
Thereafter	210,390	177,234	33,156
Total lease payments	$332,695	$272,866	$59,829
Less: imputed interest	(181,874)	(153,114)	(28,760)
Less: tenant improvement allowance	(5,580)	(4,935)	(645)
Present value of lease liabilities	145,241	114,817	30,424
Less: short-term lease liabilities	(21,137)	(16,897)	(4,240)
Present value of long-term lease liabilities	$124,104	$97,920	$26,184
In addition to the future minimum lease payments disclosed above, the Company is responsible for real estate taxes and common operating expenses incurred by the building or facility in which it leases space. Additionally, the Company will continue to invest in its facilities through construction and other capital expenditures as it expands its footprint in existing and new markets.
In addition to the lease commitments above, the Company has the following contractual obligations as of March 31, 2022:
($ in thousands)	< 1 Year	1 to 3 Years	3 to 5 Years	Total
Accounts payable and Accrued liabilities	$129,247	$—	$—	$129,247
Deferred consideration, contingent consideration and other payables	86,619	—	—	86,619
Deferred consideration and contingent consideration	—	8,607	—	8,607
Long-term notes payable and loans payable and Short-term borrowings	29,202	—	466,076	495,278
Total obligations as of March 31, 2022	$245,068	$8,607	$466,076	$719,751
OFF-BALANCE SHEET ARRANGEMENTS AND PROPOSED TRANSACTIONS
(a)
Off-Balance Sheet Arrangements

The Company has no material undisclosed off-balance sheet arrangements that have, or are reasonably likely to have, a current or future effect on its results of operations, financial condition, revenues or expenses, liquidity, capital expenditures or capital resources that is material to investors.
(b)
Proposed Transactions

On March 23, 2022, the Company announced that it had entered into the Arrangement Agreement with Columbia Care in respect of the Columbia Care Transaction. See “Overview of the Company — Recent Developments.” After giving effect to the Columbia Care Transaction, the Company would have pro forma revenue, without taking into consideration elimination of revenues related to divestitures, based on actual 2021 results, of $1.3 billion. While divestitures are anticipated to be required for state regulatory approval, the scope and financial impact of any divestitures cannot be quantified at this time. After giving effect to the Columbia Care Transaction, Columbia Care Shareholders will hold approximately 35% of the pro forma Cresco Labs Shares (on a fully diluted in-the-money, treasury method basis).

The Columbia Care Transaction has been unanimously approved by the boards of directors of each of the Company and Columbia Care. The Columbia Care Transaction is subject to, among other things, receipt of the necessary approvals of the Supreme Court of British Columbia, the approval of two-thirds of the votes cast by shareholders of Columbia Care at a special meeting of shareholders to approve the Columbia Care Transaction, receipt of the required regulatory approvals, including, but not limited to, approval pursuant to the Hart-Scott-Rodino Antitrust Improvements Act and other customary closing conditions. As announced on May 16, 2022, the 30-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act expired, which marks a major step towards closing of the transaction. Approval of the shareholders of the Company is not required in connection with the Columbia Care Transaction.
Shareholders of Columbia Care holding approximately 17.84% of the voting power of the issued and outstanding shares of Columbia Care have committed to enter into voting and support agreements with the Company to vote in favor of the Columbia Care Transaction.
It is expected that the closing of the Columbia Care Transaction will occur in the fourth quarter of 2022.

RELATED PARTY TRANSACTIONS
(a)
Transactions with Key Management Personnel

Related parties, including key management personnel, hold 91.7 million redeemable units of Cresco Labs, LLC, which is equal to $26.0 million of Non-controlling interests as of March 31, 2022. During the three months ended March 31, 2022 and 2021, 85.3% and 79.8%, respectively, of required tax distribution payments to holders of Cresco Labs, LLC were made to related parties including to key management personnel.
(b)
Related Parties — Leases

The Company has lease liabilities for real estate lease agreements in which the lessors have minority interest in SLO Cultivation, Inc. (“SLO”) and MedMar, Inc. (“MedMar”). The lease liabilities were incurred in January 2019 and May 2020 and will expire in 2027 through 2036.
The Company has liabilities for real estate leases and other financing agreements in which the lessor is Clear Heights Properties, where Dominic Sergi, MVS shareholder, is Chief Executive Officer. The liabilities were incurred by entering into operating leases, finance leases and other financing transactions with terms that will expire in 2030. During the three months ended March 31, 2022 and 2021, the Company received tenant improvement allowance reimbursements of $1.4 million and $nil, respectively. The Company expects to receive further reimbursements of $0.8 million as of March 31, 2022.
Below is a summary of the expense resulting from the related party lease liabilities for the three months ended March 31, 2022 and 2021:
		Three Months Ended March 31,
($ in thousands)	Classification	2022	2021
Operating Leases
Lessor has minority interest in SLO	Rent expense	$379	$400
Lessor has minority interest in MedMar	Rent expense	73	57
Lessor is an MVS shareholder	Rent expense	296	277
Finance Leases
Lessor has minority interest in MedMar	Depreciation expense	$76	$66
Lessor has minority interest in MedMar	Interest expense	69	71
Lessor is an MVS shareholder	Depreciation expense	19	18
Lessor is an MVS shareholder	Interest expense	34	21
Additionally, below is a summary of the right-of-use (“ROU”) assets and lease liabilities attributable to related party lease liabilities as of March 31, 2022 and December 31, 2021:
	As of March 31, 2022		As of December 31, 2021
($ in thousands)	ROU Asset	Lease Liability	ROU Asset	Lease Liability
Operating Leases
Lessor has minority interest in SLO	$6,936	$12,193	$6,996	$11,938
Lessor has minority interest in MedMar	1,498	1,527	1,525	1,549
Lessor is an MVS shareholder	6,205	6,208	6,314	4,867
Finance Leases
Lessor has minority interest in MedMar	$2,263	$2,610	$2,137	$2,457
Lessor is an MVS shareholder	597	1,049	616	1,063
During the three months ended March 31, 2022 and 2021, the Company recorded interest expense on finance liabilities of $0.1 million. As of March 31, 2022 and December 31, 2021, the Company had finance lease liabilities totaling $1.5 million. All finance liabilities outstanding are due to an entity controlled by an MVS shareholder.

FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
The Company’s financial instruments are held at amortized cost (adjusted for impairments or expected credit losses, as applicable) or fair value. The carrying values of financial instruments held at amortized cost approximate their fair values as of March 31, 2022 and December 31, 2021, due to their nature and relatively short maturity date. Financial assets and liabilities with embedded derivative features are carried at fair value.
Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of hierarchy are:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

•
Level 3 — Inputs for the asset or liability that are not based on observable market data.

There have been no transfers between fair value levels valuing these assets during the three months ended March 31, 2022.
The following tables summarize the Company’s financial instruments as of March 31, 2022 and December 31, 2021:
	March 31, 2022
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$179,320	$—	$—	$—	$179,320
Restricted cash(1)	2,600	—	—	—	2,600
Security deposits	3,942	—	—	—	3,942
Accounts receivable, net	48,691	—	—	—	48,691
Loans receivable, long-term	1,234	—	—	—	1,234
Investments	—	3,001	627	660	4,288
Financial Liabilities:
Accounts payable	$33,285	$—	$—	$—	$33,285
Accrued liabilities	95,962	—	—	—	95,962
Short-term borrowings	29,202	—	—	—	29,202
Current portion of lease liabilities	21,137	—	—	—	21,137
Deferred consideration, contingent consideration and other payables, short-term	5	10	—	86,604	86,619
Derivative liabilities, short-term	—	—	—	809	809
Lease liabilities	124,104	—	—	—	124,104
Deferred consideration and contingent consideration, long-term	—	—	—	8,607	8,607
Long-term notes payable and loans payable	466,076	—	—	—	466,076

(1)
Restricted cash balances include various escrow accounts related to investments, acquisitions, facility requirements and building improvements.

	December 31, 2021
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$223,543	$—	$—	$—	$223,543
Restricted cash(1)	2,559	—	—	—	2,559
Security deposits	3,941	—	—	—	3,941
Accounts receivable, net	43,379	—	—	—	43,379
Loans receivable, short-term	747	—	—	565	1,312
Loans receivable, long-term	505	—	—	—	505
Investments	—	4,710	542	660	5,912
Financial Liabilities:
Accounts payable	$32,278	$—	$—	$—	$32,278
Accrued liabilities	95,442	—	—	—	95,442
Short-term borrowings	19,928	—	—	—	19,928
Current portion of lease liabilities	20,792	—	—	—	20,792
Deferred consideration, contingent consideration and other payables, short-term	5	12	—	71,816	71,833
Derivative liabilities, short-term	—	—	—	1,172	1,172
Lease liabilities	118,936	—	—	—	118,936
Deferred consideration and contingent consideration, long-term	—	—	—	17,651	17,651
Long-term notes payable and loans payable	465,079	—	—	—	465,079

(1)
Restricted cash balances include various escrow accounts related to investments, acquisitions and facility licensing requirements.

Financial Risk Management
The Company is exposed in varying degrees to a variety of financial instrument related risks. The Board and Company management mitigate these risks by assessing, monitoring and approving the Company’s risk management processes:
(a)
Credit and Banking Risk

Credit risk is the risk of a potential loss to the Company if a customer or a third party to a financial instrument fails to meet its contractual obligations. The maximum credit exposure as of March 31, 2022 and December 31, 2021 is the carrying amount of cash, accounts receivable and loans receivable. The Company does not have significant credit risk with respect to its customers or loan counterparties, based on cannabis industry growth in its key markets and the low interest rate environment. Although all deposited cash is placed with U.S. financial institutions in good standing with regulatory authorities, changes in U.S. federal banking laws related to the deposit and holding of funds derived from activities related to the cannabis industry have passed the U.S. House of Representatives but have not yet been voted on within the U.S. Senate. Given that current U.S. federal law provides that the production and possession of cannabis is illegal, there is a strong argument that banks cannot accept or deposit funds from businesses involved with the cannabis industry, leading to an increased risk of legal actions against the Company and forfeitures of the Company’s assets.
(b)
Asset Forfeiture Risk

Because the cannabis industry remains illegal under U.S. federal law, any property owned by participants in the cannabis industry which are either used in the course of conducting such business, or are the proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture. Even if the owner of the property was never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture.

(c)
Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with financial liabilities. The Company primarily manages liquidity risk through the management of its capital structure by ensuring that it will have sufficient liquidity to settle obligations and liabilities when due. As of March 31, 2022, the Company had working capital (defined as current assets less current liabilities) of $68.6 million. The Company will continue to raise capital as needed to fund operations and expansion.
(d)
Market Risk

(i)
Currency Risk

The operating results and balance sheet of the Company are reported in USD. As of March 31, 2022 and December 31, 2021, the Company’s financial assets and liabilities are primarily in USD. However, from time to time some of the Company’s financial transactions are denominated in currencies other than USD. The results of the Company’s operations are subject to currency transaction and translation risks. The Company recorded $0.1 million in foreign exchange gains and $0.7 million in foreign exchange losses during the three months ended March 31, 2022 and 2021, respectively.
As of March 31, 2022 and December 31, 2021, the Company had no hedging agreements in place with respect to foreign exchange rates. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks at this time.
(ii)
Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. An increase or decrease in the Company’s incremental borrowing rate by 10% would result in an associated increase or decrease in Deferred consideration, contingent consideration and other payables and Interest expense, net of $0.1 million. The Company’s Senior Loan accrues at a rate of 9.5% per annum and has an effective interest rate of 11.0%.
(iii)
Price Risk

Price risk is the risk of variability in fair value due to movements in equity or market prices. The Company is subject to price risk related to derivative liabilities and contingent considerations that are valued based on the Company’s own stock price. An increase or decrease in stock price by 10% would result in an associated increase or decrease to Deferred consideration, contingent consideration and other payables; Derivative liabilities, long-term; and Deferred consideration and contingent consideration with a corresponding change to Other expense, net. As of March 31, 2022 and 2021, an increase or decrease in stock price by 10% would result in an unfavorable impact of $0.5 million or a favorable impact of $0.3 million.
(iv)
Tax Risk

Tax risk is the risk of changes in the tax environment that would have a material adverse effect on the Company’s business, results of operations and financial condition. Currently, state licensed marijuana businesses are assessed a comparatively high effective federal tax rate due to IRC Section 280E, which bars businesses from deducting all expenses except their COGS when calculating federal tax liability. Any increase in tax levies resulting from additional tax measures may have a further adverse effect on the operations of the Company, while any decrease in such tax levies will be beneficial to future operations.
(v)
Regulatory Risk

Regulatory risk pertains to the risk that the Company’s business objectives are contingent, in part, upon the compliance of regulatory requirements. Due to the nature of the industry, the Company recognizes that regulatory requirements are more stringent and punitive in nature. Any delays in obtaining, or failure to obtain regulatory approvals can significantly delay operational and product development and can have a material adverse effect on the Company’s business, results of operation and financial condition. The Company is cognizant of the advent of regulatory changes occurring in the cannabis industry on the city, state and national levels. Although the regulatory outlook on the cannabis industry has been moving in a positive trend, the Company is aware of the effect that unforeseen regulatory changes could have a material adverse impact on the goals and operations of the business as a whole.
(vi)
Novel Coronavirus (“COVID-19”) Risk

COVID-19 was declared a pandemic by the World Health Organization on March 12, 2020. During the fourth quarter of 2020, the first vaccine utilized to prevent coronavirus infection was approved by the U.S. Food and Drug Administration (“U.S. FDA”). As of March 31, 2022, the vaccine is widely available, however, there remains significant economic uncertainty and, consequently it is difficult to reliably measure the potential impact of this uncertainty on the Company’s future financial results.

SUMMARY OF OUTSTANDING SHARE AND SHARE-BASED DATA
Cresco has the following securities issued and outstanding, as of March 31, 2022:
Securities	Number of Shares (in thousands)
Issued and Outstanding
Super Voting Shares	500
Subordinate Voting Shares(1)	272,636
Proportionate Voting Shares(2)	20,472
Special Subordinate Voting Shares(3)	1
Redeemable Shares	107,740
Warrants	9,520
Stock Options	24,841
Restricted Stock Units	4,168

(1)
SVS includes shares pending issuance or cancellation

(2)
PVS presented on an “as-converted” basis to SVS (1-to-200)

(3)
SSVS presented on an “as-converted” basis to SVS (1-to-0.00001)

Federal Regulatory Environment
Canadian-Securities Administrators Staff Notice 51-352 (Revised) — Issuers with U.S. Marijuana-Related Activities (“Staff Notice 51-352”) provides specific disclosure expectations for issuers that currently have, or are in the process of developing, cannabis-related activities in the U.S. as permitted within a particular state’s regulatory framework. All issuers with U.S. cannabis-related activities are expected to clearly and prominently disclose certain prescribed information in prospectus filings and other required disclosure documents.
In accordance with Staff Notice 51-352, Cresco Labs will evaluate, monitor and reassess the disclosures contained herein and any related risks, on an ongoing basis and the same will be supplemented, amended and communicated to investors in public filings, including in the event of government policy changes or the introduction of new or amended guidance, laws or regulations regarding marijuana regulation. As a result of the Company’s operations, it is subject to Staff Notice 51-352 and accordingly provides the following disclosure:
Cresco Labs currently directly derives a substantial portion of its revenues from the cannabis industry in certain U.S. states, which industry is illegal under U.S. Federal Law. As of March 31, 2022, the Company is directly involved (through licensed subsidiaries) in both the medical and adult-use cannabis industry in the states of Illinois, Pennsylvania, Ohio, California, Arizona, New York, Maryland, Massachusetts, Michigan and Florida as permitted within such states under applicable state law which states have regulated such industries.
The cultivation, sale and use of cannabis is illegal under federal law pursuant to the U.S. Controlled Substance Act of 1970 (“CSA”). Under the CSA, the policies and regulations of the U.S. Federal Government and its agencies are that cannabis has no medical benefit and a range of activities including cultivation and the personal use of cannabis is prohibited. The Supremacy Clause of the U.S. Constitution establishes that the U.S. Constitution and federal laws made pursuant to it are paramount and in case of conflict between federal and state law, the federal law shall apply.
On January 4, 2018, former U.S. Attorney General Jeff Sessions issued a memorandum to U.S. district attorneys which rescinded previous guidance from the U.S. Department of Justice specific to cannabis enforcement in the U.S., including the Cole Memo (the “Memo”). The Memo previously provided guidance to prioritize a limited scope of federal enforcement including the prevention of the distribution of marijuana to minors, revenue from the sale of marijuana from going to criminal enterprises, diversion of marijuana from states where it is legal under state law in some form to other states, state-authorized marijuana activity from being used as a cover or pretext for the trafficking of other illegal drugs or other illegal activity, violence and the use of firearms in the cultivation and distribution of marijuana, drugged driving and the exacerbation of other adverse public health consequences associated with marijuana use, the growing of marijuana on public lands and marijuana possession or use on federal property. With the Memo rescinded, U.S. federal prosecutors have been given discretion in determining whether to prosecute cannabis-related violations of U.S. Federal Law. If the Department of Justice policy was to aggressively pursue financiers or equity owners of cannabis-related business and U.S. Attorneys followed such Department of Justice policies through pursuing prosecutions, then the Company could face, (i) seizure of its cash and other assets used to support or derived from its cannabis subsidiaries and (ii) the arrest of its employees, directors, officers, managers and investors, who could face charges of ancillary criminal violations of the CSA for aiding and abetting and conspiring to violate the CSA by virtue of providing financial support to state-licensed or permitted cultivators, processors, distributors and/or retailers of cannabis. Additionally, as has recently been affirmed by U.S. Customs and Border Protection, employees, directors, officers, managers and investors of the Company who are not U.S. citizens face the risk of being barred from entry into the U.S. for life. The Rohrabacher — Farr amendment (also known as the Rohrabacher — Blumenauer amendment) prohibits the Department of Justice from spending funds to interfere with the implementation of state medical cannabis laws. It first passed the U.S. House of Representatives in May 2014 and became law in December 2014 as part of an omnibus spending bill. The passage of the amendment was the first time either chamber of Congress had voted to protect medical cannabis patients and is viewed as a historic victory for cannabis reform advocates at the federal level. The amendment does not change the legal status of cannabis and must be renewed each fiscal year in order to remain in effect. Since 2015, Congress has used a rider provision in the Consolidated Appropriations Acts (currently the Joyce Amendment, but previously called the Rohrabacher-Blumenauer Amendment and before that the Rohrabacher-Farr Amendment) to prevent the federal government from using congressionally appropriated funds to enforce federal cannabis laws against state-compliant actors in jurisdictions that have legalized medical cannabis and cannabis-related activities. The Joyce Amendment was again included in the most recent annual appropriations bill. Additionally, the Blumenauer-McClintock-Norton-Lee amendment had been under consideration. This amendment would have extended the protections of the Joyce Amendment to adult-use businesses. However, the Blumenauer-McClintock-Norton-Lee amendment was not included in the appropriations bill that was passed by Congress on March 10, 2022 and signed by President Biden on March 15, 2022. The Blumenauer-McClintock-Norton-Lee amendment is expected to again be under consideration for inclusion in the next annual appropriations bill.
Unless and until the U.S. Congress amends the CSA with respect to medical and/or adult-use cannabis (and as to the timing or scope of any such potential amendments there can be no assurance), there is a significant risk that federal authorities may enforce current U.S. federal law. If the U.S. Federal Government begins to enforce U.S. federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing applicable state laws are repealed or curtailed, the Company’s business, results of operations, financial condition and prospects would be materially adversely affected.
Despite the current state of the federal law and the CSA, the states of Alaska, Arizona, California, Colorado, Connecticut, Illinois, Maine, Massachusetts, Michigan, Montana, Nevada, New Jersey, New Mexico, New York, Oregon, Vermont, Virginia, Washington and the District of Columbia, have legalized adult-use of cannabis. During the November 2020 election, voters in Arizona, New Jersey, South Dakota and Montana passed adult-use marijuana measures to allow for the sale of recreational marijuana in those states. South Dakota and Mississippi voters passed initiatives to allow medical marijuana. On February 8, 2021, South Dakota circuit court judge Christina Klinger rejected the measure approved by voters in the November election noting that it is a violation of the state’s requirement that constitutional amendments deal with one subject and would have broad changes to the state government. In April 2021, the South Dakota Supreme Court began hearing oral arguments on the constitutionality of the ballot initiative. In November 2021, the South Dakota Supreme Court upheld the lower court’s decision and ruled in a 4-1 decision that the adult-use ballot measure violated the state’s requirement that constitutional amendments deal with just one subject. While the Supreme Court’s ruling prevented the legalization of adult-use cannabis pursuant to the 2020 ballot initiative, in February 2022, the South Dakota Senate passed bills that would legalize and tax adult-use cannabis. The state’s implementation of its medical cannabis program was not affected by the decision. Although the District of Columbia voters passed a ballot initiative in November 2014, no commercial recreational operations exist because of a prohibition on using funds for regulation within a federal appropriations amendment to local District spending powers. The budget rider preventing adult-use sales in the District of Columbia remained in place for the 2022 federal budget. Early in 2021, the government moved to rectify the situation through local legislation. Two separate bills were introduced: Mayor Muriel Bowser’s Safe Cannabis Sales Act of 2021 and Councilmember Phil Mendelson’s Comprehensive Cannabis Legalization and Regulation Act of 2021. A public hearing on D.C. Council Chair Mendelson’s bill was held on November 19, 2021, which was the D.C. Council’s first hearing on a bill to legalize adult-use cannabis sales. However, should these bills pass, they could not be implemented until the congressional rider on DC’s appropriations bill, prohibiting DC from using any funds to implement and regulate adult-use cannabis sales in DC, is lifted. On May 7, 2021, the Mississippi Supreme Court overturned the voter-approved initiate to legalize medical marijuana in Mississippi after legal challenges arguing the constitutional amendment violated procedural rules for placing measures on the ballot. However, following the state Supreme Court’s action, legislators took up the medical marijuana issue and on February 2, 2022, the governor of Mississippi signed a bill legalizing medical marijuana in the state.
In addition, over half of the U.S. states have enacted legislation to legalize and regulate the sale and use of medical cannabis, provided that there are strict purchasing or possession limits. However, there is no guarantee that state laws legalizing and regulating the sale and use of cannabis will not be repealed or overturned, or that local government authorities will not limit the applicability of state laws within their respective jurisdictions.
The Company’s objective is to capitalize on the opportunities presented as a result of the changing regulatory environment governing the cannabis industry in the U.S. Accordingly, there are significant risks associated with the business of the Company. Unless and until the U.S. Congress amends the CSA with respect to medical and/or adult-use cannabis (and as to the timing or scope of any such potential amendments there can be no assurance), there is a significant risk that federal authorities may enforce current federal law and the business of the Company may be deemed to be producing, cultivating, extracting, or dispensing cannabis or aiding or abetting or otherwise engaging in a conspiracy to commit such acts in violation of federal law in the U.S.
For these reasons, the Company’s investments in the U.S. cannabis market may subject the Company to heightened scrutiny by regulators, stock exchanges, clearing agencies and other Canadian authorities. There are risks associated with the business of the Company. See sections “Risk Factors,” “General Development of the Business” and “Description of the Business” in the Annual Information Form for the year ended December 31, 2021, filed on SEDAR.
On November 20, 2019, the House Judiciary Committee approved the Marijuana Opportunity Reinvestment and Expungement Act of 2019 (the “MORE Act”) by a 24 to 10 vote. The MORE Act would decriminalize and remove Cannabis as a Schedule I controlled substance. In April 2021, days before a floor vote in the U.S. House of Representatives, the MORE Act was stalled due to a late added amendment. While the main thrust of the bill remained intact, including a tax to fund programs to repair the harms of the drug war, a provision was added requiring a federal permit to operate a “cannabis enterprise” along with restrictions that could ban people with prior marijuana convictions from being eligible. Advocates viewed the amendment as problematic as it allows for federal cannabis permits to be suspended or revoked if a person has a past or current legal proceeding related to a felony violation of any state or federal cannabis law. Following the Judiciary Committee approval in November, 2019, the MORE Act was passed by the House by a vote of 228-164 in December 2020. The bill did not advance in the U.S. Senate. The bill was reintroduced by Representative Nadler (D-NY 10th Dist.) in May 2021. On September 30, 2021, the MORE Act passed the House Judiciary Committee by a vote of 26-15. Two Republicans joined all of the committee’s Democratic members to move the bill forward. On April 1, 2022, the U.S. House of Representatives passed the MORE Act once again. On April 4, 2022, the bill was received in the Senate and read twice and referred to the Committee on Finance.
On April 19, 2021, the SAFE Banking Act of 2019 (the “SAFE Banking Act” or “SAFE”) again passed the U.S. House of Representatives by a 321 — 101 vote. Management believes, based on currently available information, that the likelihood of the SAFE Banking Act’s passage is high, however, the particular timing and legislative vehicle is still unknown. The U.S. Senate has declined to bring the SAFE Banking Act up for a vote due to pending comprehensive federal reform legislation from Senate Majority Leader Chuck Schumer (D-NY), Senate Finance Committee Chair Ron Wyden (D-OR) and Senate Judiciary Criminal Justice and Counterterrorism Subcommittee Chair Cory Booker (D-NJ). The provisions of SAFE were offered by Congressman Earl Perlmutter (D-CO) as an amendment to the House version of the Defense Authorization

Act (NDAA/H.R. 4350), which passed the House on September 23, 2021. However, the Senate’s version of the bill did not include SAFE and the compromised NDAA language also failed to include SAFE. On January 28, 2022, Rep. Ed Perlmutter (D-CO) filed an amendment to the America COMPETES Act, HR 4521, which incorporated the SAFE Banking language into the bill. The America COMPETES Act relates to high-tech investment incentives and programs. On February 1, 2022, Rep. Perlmutter’s SAFE Banking amendment was considered by the House Rules Committee and included in the America COMPETES Act. The America COMPETES act passed the House on February 4, 2022, with SAFE banking included. The House and Senate will determine the content of the final bill and whether SAFE’s language will be included through a conference committee process in which the final content of the bill is negotiated by members of both the House and Senate and both political parties. The bicameral conference committee process is expected to continue into the summer of 2022.
On February 1, 2021, Leader Schumer and Senators Wyden and Booker issued a joint statement announcing the imminent release of comprehensive cannabis reform legislation which stated, “We will release a unified discussion draft on comprehensive reform to ensure restorative justice, protect public health and implement responsible taxes and regulations.”
On May 5, 2021, U.S. Representatives David Joyce (R-OH) and Don Young (R-AK) introduced the Republican reform proposal called the Common Sense Cannabis Reform for Veterans, Small Businesses and Medical Professionals Act.
On July 14, 2021, Leader Schumer and Senators Wyden and Booker released the Cannabis Administration and Opportunity Act, a 163-page discussion draft bill, alongside a 30-page summary document, which effectively deschedules cannabis, provides restorative justice for past cannabis-related convictions and establishes a federal regulatory system within the FDA for cannabis products. In addition to the aforementioned provisions, the bill also maintains state authority to establish individual cannabis policies and establishes a federal tax on cannabis products. Stakeholder comments were submitted to the Sponsoring Offices on or before the requested deadline of September 1, 2021. The Sponsoring Offices are currently considering those comments and are expected to amend the discussion draft bill before filing the same. It is unclear when the bill will be filed. Initially, indications were that the bill would be unveiled in April 2022. However, Leader Schumer stated in April 2022 that he anticipates the bill will be introduced before the congressional August 2022 recess.
On November 15, 2021, Rep. Nancy Mace (R-SC) introduced the States Reform Act. The bill, if enacted, would legalize cannabis at the federal level by removing from the Controlled Substances Act and provide some deference to the states and state programs. The bill defers to the states to prohibit or commercially regulate adult-use cannabis within their borders. In addition to state regulation, cannabis would generally be regulated at the federal level in manner similar to alcohol, including by the U.S. FDA, the U.S. Department of Agriculture and the Alcohol and Tobacco Tax and Trade Bureau, which would be renamed the Bureau of Alcohol, Tobacco and Cannabis Tax and Trade Bureau.
The States in Which We Operate, Their Legal Framework and How it Affects Our Business
Illinois Operations
The Compassionate Use of Medical Cannabis Pilot Program Act, which allows individuals diagnosed with a debilitating medical condition access to medical cannabis, became effective January 1, 2014. There were over forty-one (41) qualifying conditions as part of the initial medical program.
The Opioid Alternative Pilot Program launched on January 31, 2019 and allows patients that receive or are qualified to receive opioid prescriptions access to medical cannabis as an alternative in situations where an opioid could generally be prescribed. Under this program, patients with doctor approval can receive near-immediate access to cannabis products from an Illinois licensed dispensary. The Opioid Alternative Pilot Program eliminates the previously required fingerprinting and background checks that often delay patients’ access to medical cannabis by up to three months.
In January 2019, J.B. Pritzker was sworn into office as Governor of Illinois. Cresco Labs’ CEO and co-founder, Charles Bachtell, was appointed to the Cannabis Legalization Subcommittee of the Governor’s transition team. Cannabis Legalization was one of four subcommittees under the Governor’s Restorative

Justice and Safe Communities Transition Committee. The primary goals of the Cannabis Legalization Subcommittee were to evaluate and develop implementation recommendations for the Governor’s platform on legalizing cannabis.
In June 2019, the Illinois House of Representatives and Senate passed Senate Bill 2023 which added eleven (11) additional debilitating illnesses such as chronic pain, migraines and irritable bowel syndrome to the list of qualifying medical conditions. This bill was signed into law in August 2019 by Governor J.B. Pritzker.
Additionally, in June 2019, Governor Pritzker signed the Cannabis Regulation and Taxation Act into law, making Illinois the 11th state to legalize recreational cannabis. Adult-use sales of cannabis in Illinois began on January 1, 2020.
Cresco Labs is licensed to operate in the State of Illinois as a medical and adult-use cultivator and product manufacturer. Phoenix Farms, LLC (“Phoenix”), PDI Medical III, LLC (“PDI”), FloraMedex, LLC (“FloraMedex”), MedMar Lakeview, LLC (“MedMar Lakeview”) and MedMar Rockford, LLC (“MedMar Rockford”) are each licensed to operate retail dispensaries in the State of Illinois. Further, each of these medical dispensary licenses allowed for one (1) additional adult-use dispensary license, for a total of ten (10) dispensary locations in the State of Illinois, which are all now open and branded as Sunnyside* dispensaries. In November 2021, the Company relocated its Sunnyside* dispensaries in Buffalo Grove and Lakeview (Chicago) to larger facilities. The new 10,000 square-foot Sunnyside* Lakeview location is approximately 400 feet from Wrigley Field, the home of the Chicago Cubs, making it the closest cannabis dispensary in the country to a national sports stadium. Under applicable laws, the licenses permit Cresco Labs and its subsidiaries to collectively cultivate, manufacture, process, package, sell and purchase cannabis pursuant to the terms of the licenses, which are issued by the Illinois Department of Agriculture (“IDOA”) and the Illinois Department of Financial and Professional Regulation (“IDFPR”) under the provisions of the Illinois Revised Statutes 410 ILCS 130 and 410 ILCS 705. All licenses are, as of the date hereof, active with the State of Illinois, including three (3) transportation licenses. There are currently seven (7) categories of licenses in Illinois: (i) medical cultivation/processing; (ii) adult-use cultivation/processing; (iii) dual use (medical plus adult-use) dispensary; (iv) adult-use dispensary; (v) craft grower; (vi) infuser; and (vii) transporting. The licenses are independently issued for each approved activity.
All cultivation/processing establishments and transporters must register with the IDOA and all dispensaries must register with the IDFPR. If applications contain all required information and after vetting by officers, establishments are issued a registration certificate. Registration certificates for medical cannabis operations are valid for a period of one (1) year and are subject to annual renewals after required fees are paid and the business remains in good standing. Registration certificates for adult-use operations are valid for a period of two (2) years and are subject to renewals after required fees are paid and the business remains in good standing. Renewal requests are typically communicated through email from the IDOA or IDFPR and include a renewal form. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Illinois cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Illinois cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
The retail dispensary licenses held by Phoenix, PDI, FloraMedex, MedMar Lakeview and MedMar Rockford permit the Company to purchase cannabis and cannabis products from cultivation/processing facilities, craft growers and infusers and allows the sale of cannabis and cannabis products to registered patients and adult-use customers. As of March 31, 2022, the Company has opened ten (10) Sunnyside* dispensary locations in Illinois, the maximum allowed by the State of Illinois. Two (2) of the ten (10) are located within the City of Chicago.
The Cannabis Regulation and Tax Act mandates that the IDOA issue up to 40 craft grower licenses and up to 40 infuser licenses in addition to transporting licenses by July 1, 2020. The Act further requires the IDOA to issue up to 60 craft grower licenses by December 21, 2021 and states the IDOA may also issue up to 60 infuser licenses by the same date. On August 2, 2021, the IDOA announced that it had issued 32 initial craft grower licenses, 28 infuser licenses and 9 transporter licenses. The IDOA also announced that some applicants that received a Notice of Award for craft grower and infuser licenses requested and received an extension from the IDOA to submit their licensing fee and other documents, meaning other licenses would be awarded. It had not issued craft grower, infuser, or transporter licenses before that time. The IDOA later stated that it would be selecting the next round of licensees (up to 60 craft grower licenses and up to 60 infuser licenses to be awarded by December 21, 2021) from the group of remaining applicant pool. The Cannabis Regulation and Tax Act also requires the award of conditional adult-use dispensing licenses by the IDFPR. The issuance of additional craft grower licenses has been delayed by litigation but is anticipated to occur in 2022. Currently, there are 40 licensed craft growers, 52 licensed infusers and 82 licensed transporters in the state. On September 3, 2021, the IDFPR announced the results of several lotteries to award 185 conditional adult-use dispensing licenses that have been part of an application process since early 2020. However, as a result of a series of lawsuits, those licenses have not yet been formally awarded. Further, the IDFPR announced its intention to conduct an additional lottery to award conditional adult-use dispensing organization licenses and resolve the pending litigation. Additionally, in March 2022, IDFPR promulgated proposed rules that would govern the issuance of at least 50 additional conditional adult-use dispensing organization licenses in the state by lottery in 2022. The public comment period regarding those proposed rules is currently open.
The three (3) medical cultivation licenses held by Cresco Labs permit it to acquire, possess, cultivate, manufacture/process into edible medical cannabis products and/or cannabis marijuana-infused products, deliver, transfer, have tested, transport, supply or sell cannabis and related supplies to medical cannabis dispensaries. In September 2019, the three (3) cultivation facilities were approved for growing adult-use cannabis by the IDOA, for a total cultivation capacity of 600,000 square feet, the maximum allowed by law.
Pennsylvania Operations
The Pennsylvania medical marijuana program was signed into law on April 17, 2016 under Act 16 and provided access to state residents with one (1) of twenty-one (21) qualifying conditions. The state, which consists of over 12 million U.S. citizens and qualifies as the fifth largest population in the U.S., operates as a high-barrier market with very limited market participation. The state originally awarded only twelve (12) licenses to cultivate/process and twenty-seven (27) licenses to operate retail dispensaries (which entitled holders up to three (3) medical dispensary locations). Out of the hundreds of applicants in each license category, Cresco Yeltrah, LLC (“Yeltrah”) was awarded one (1) medical cannabis cultivation and processing center license in Pennsylvania and one (1) dispensary license allowing three (3) dispensary locations in Pennsylvania. Cresco Labs was awarded the second highest overall score during the application process. On June 30, 2021, Pennsylvania Governor Tom Wolf signed into law PA HB 1024, amending Act 16. HB 1024 implemented several changes to Act 16 including but not limited to the ability for grower/processors to obtain and transport bulk post-harvest plant material between grower/processors to process medical marijuana. The amendatory legislation also expanded the list of qualifying conditions, permits limited remediation of cannabis flower, requires the Department of Agriculture to update its list of approved pesticides and expands the number of clinical registrants and affords clinical registrants with the same rights as grower/processors.
Retail sales commenced in February 2018 to a limited number of retail locations across the state. On February 15, 2018, Yeltrah was the first cultivator/processor to release product into the Pennsylvania market (approximately six (6) weeks ahead of any other producer) and its dispensary was the first to sell product to patients in the state.
On March 22, 2018, it was announced that the final phase of the Pennsylvania medical marijuana program would initiate its rollout, which would include thirteen (13) additional cultivation/processing licenses and twenty-three (23) additional dispensary licenses. The application period ran from April 2018 through May 2018. Yeltrah submitted additional dispensary applications and in December 2018 one (1) additional dispensary license was obtained to open three (3) additional dispensary locations, for a total of six (6) dispensary locations in the State of Pennsylvania. All six (6) dispensary locations are currently operational.
Under applicable laws, the licenses permit Yeltrah to cultivate, manufacture, process, package, sell and purchase medical marijuana pursuant to the terms of the licenses, which are issued by the Pennsylvania Department of Health (“PDOH”) under the provisions of Medical Marijuana Act (35 P.S. §10231.101 — 10231.2110) and Chapters 1141, 1151 and 1161 of the Pennsylvania regulations. The PDOH is currently in the process of revising its medical regulations, which are expected to be finalized in the second quarter of 2022. There are three (3) categories of licenses in Pennsylvania: (i) grower/processer, (ii) dispensary and (iii) clinical registrant. The Yeltrah licenses are independently issued for each approved activity for use at Yeltrah facilities in Pennsylvania.
All grower/processor establishments and all dispensaries must register with the PDOH. Registration certificates are valid for a period of one (1) year and are subject to annual renewals after required fees are paid and the business remains in good standing. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Pennsylvania cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Pennsylvania cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
The retail dispensary licenses permit Yeltrah to purchase marijuana and marijuana products from grower/processer facilities and allows the sale of marijuana and marijuana products to registered patients. The medical grower licenses permit Yeltrah to acquire, possess, cultivate, manufacture/process into edible medical marijuana products and/or medical marijuana-infused products, deliver, transfer, have tested, transport, supply or sell marijuana and related supplies to medical marijuana dispensaries.
On November 25, 2021, Cresco Labs completed its acquisition of Cure Penn for aggregate consideration of $89.0 million. The acquisition added one (1) additional dispensary license, which allowed for three (3) additional dispensary locations in the State of Pennsylvania. All three (3) dispensary locations are operational and have been rebranded as Sunnyside* dispensaries in the first quarter of 2022.
In December of 2021, Cresco closed the acquisition of Laurel Harvest for consideration equal to $136.7 million. Laurel Harvest’s permit is a Clinical Registrant permit license (“CR”). A CR permittee is required to have a contractual relationship with an academic clinical research center under which the academic or clinical research center provides advice to the permit holder regarding patient health and safety, medical applications and dispensing and management of controlled substances, among other things. Laurel Harvest has a contractual relationship with Temple University, which has established one of the most sophisticated cannabis research programs in the country. A CR permittee is approved by the PDOH to hold a permit as both a grower/processor and a dispensary. The Laurel Harvest cultivation and processing facility is currently under construction in Mt. Joy. Laurel Harvest currently has one (1) operational dispensary in Montgomeryville. The CR permit entitles Laurel Harvest to an additional five (5) dispensary locations throughout the Commonwealth. In the first quarter of 2022, one (1) dispensary was rebranded as a Sunnyside* dispensary.
On September 25, 2019, Pennsylvania Governor Tom Wolf held a press conference to announce that a majority of Pennsylvania citizens were in favor of adult-use cannabis. He called on the General Assembly to consider the legalization of adult-use cannabis and provided additional actions to seek a path forward. On October 13, 2020, the Governor reaffirmed his support for adult-use cannabis and discussed the economic growth potential and restorative justice benefits of legalizing adult-use cannabis. On January 28, 2021, Governor Wolf further reiterated his support for adult-use cannabis and called for legalization in his 2021 agenda. On February 24, 2021, Senator Dan Laughlin, (R-Erie County) joined by Senator Sharif Street, (D-Philadelphia), announced the intent to file bipartisan legislation to legalize adult-use cannabis in the Commonwealth of Pennsylvania. Since the announcement by Senators Laughlin and Street, on September 28, 2021, Representatives Jake Wheatley (D) and Dan Frankel (D) introduced an adult-use bill. Additionally, on October 6, 2021, Representative Amen Brown (D) and Senator Mike Regan (R) announced their intention to file an adult-use bill of their own.
On February 4, 2022, the PDOH’s Office of Medical Marijuana released a statement announcing that it was ordering the recall of certain vape medical marijuana products containing some added ingredients that had not been approved for inhalation by the U.S. FDA. This recall effected three vape product formulations sold by Cresco entities in Pennsylvania. The Company has reviewed the pertinent facts and completed its assessment of the potential impact of the recall, concluding no material impact to the consolidated financial position, results of operations, or cash flows.
Ohio Operations
House Bill 523, effective on September 8, 2016, legalized medical marijuana in Ohio. The Ohio Medical Marijuana Control Program (“OMMCP”) allows people with certain medical conditions, upon the recommendation of an Ohio-licensed physician certified by the State Medical Board, to purchase and use medical marijuana. House Bill 523 required that the framework for the OMMCP become effective as of September 2018. This timeframe allowed for a deliberate process to ensure the safety of the public and to promote access to a safe product.
The three (3) following state government agencies are responsible for the operation of OMMCP: (1) the Ohio Department of Commerce is responsible for overseeing medical marijuana cultivators, processors and testing laboratories; (2) the State of Ohio Board of Pharmacy (“Ohio Pharmacy Board”) is responsible for overseeing medical marijuana retail dispensaries, the registration of medical marijuana patients and caregivers, the approval of new forms of medical marijuana and coordinating the Medical Marijuana Advisory Committee; and, (3) the State Medical Board of Ohio is responsible for certifying physicians to recommend medical marijuana and may add to the list of qualifying conditions for which medical marijuana can be recommended.
Several forms of medical marijuana are legal in Ohio, these include: inhalation of marijuana through a vaporizer (not direct smoking), oils, tinctures, plant material, edibles, patches and any other forms approved by the Ohio Pharmacy Board.
On June 4, 2018, the Ohio Pharmacy Board awarded 56 medical marijuana provisional dispensary licenses. The licenses were awarded after an extensive review of 376 submitted dispensary applications.
By rule, the Ohio Pharmacy Board was limited to issuing up to sixty (60) dispensary licenses across the state but will had the authority to increase the number of licenses. The Ohio Pharmacy Board recently opened up a new application period for dispensaries, increasing the potential number of dispensaries in the state to 130. However, the Ohio Pharmacy Board left unchanged a regulation that limits the number of dispensary certificates of operation that a single owner can hold at five (5). Per the program rules, the Ohio Pharmacy Board will consider, on at least a biennial basis, whether enough medical marijuana dispensaries exist, considering the state population, the number of patients seeking to use medical marijuana and the geographic distribution of dispensary sites.
Cresco Labs Ohio, LLC (“Cresco Labs Ohio”) was awarded one (1) dispensary license located in Wintersville, Ohio. The dispensary license permits Cresco Labs Ohio to purchase marijuana and marijuana products from cultivation/processing facilities and allows the sale of marijuana and marijuana products to registered patients. On December 12, 2018, Cresco Labs Ohio was granted the first dispensary Certificate of Operation in the state. Retail sales commenced on January 16, 2019, with the first cannabis sale taking place at the Wintersville dispensary. This was the second state medical marijuana program in which the Company was first to market.
Cresco Labs Ohio applied for and, on November 30, 2017, received one (1) cultivation license. Cresco Labs Ohio’s cultivation facility is a hybrid greenhouse structure located in Yellow Springs, Ohio. The medical cultivation license authorizes Cresco Labs Ohio to grow, harvest, package and transport medical marijuana products.
On June 8, 2020, Cresco Labs Ohio was granted a provisional processing license by the State of Ohio. This license allows Cresco Labs Ohio to extract oils and manufacture products from cannabis which will now provide the Company the ability to sell its entire brand portfolio in Ohio. Cresco Labs Ohio received its Certificate of Operation to begin processing activities on June 11, 2021.
Ohio cultivation and processor licenses are renewable annually by the Ohio Department of Commerce (“ODOC”). Renewal applications are due at least 30 days prior to the expiration date of the Certificate of Operation. The ODOC shall grant a renewal if the renewal application was timely filed, the annual fee was timely paid, there are no reasons warranting denial of the renewal and the cultivator/processor passes inspection. Ohio dispensary licenses expire biennially on the date identified on the certificate. Renewal information, including a renewal fee, must be submitted at least 45 days prior to the date the existing certificate expires. If the dispensary is operated in compliance with Ohio dispensary regulations and the renewal fee is paid, the Ohio Pharmacy Board shall renew the Certificate of Operation within 45 days after the renewal application is received. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Ohio cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Ohio cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
On February 16, 2021, the Company closed on the acquisition of Verdant for total consideration of $25.0 million. The acquisition added dispensaries in Cincinnati, Chillicothe, Newark and Marion, Ohio. This acquisition brought the Company’s dispensary presence in Ohio to five (5), the maximum allowed by the State of Ohio.
On January 28, 2022, Secretary of State Frank LaRose announced that the Coalition to Regulate Marijuana Like Alcohol had submitted enough valid signatures to trigger an “initiated statute” process, which places the group’s adult-use cannabis statute before the legislature. Lawmakers have four (4) months to act on the bill. On April 20, 2022, two Democratic lawmakers separately filed a bill to legalize adult-use cannabis, which mirrors the ballot initiative’s adult-use legislation. If the bill is amended or not acted upon, the coalition can accept the legislature’s response or gather enough signatures to place the question of adult-use cannabis legalization on the general election ballot in November 2022.
California Operations
In 1996, California was the first state to legalize medical marijuana through Proposition 215, the Compassionate Use Act of 1996 (“CUA”). This legalized the use, possession and cultivation of medical marijuana by patients with a physician’s recommendation.
In 2003, Senate Bill 420 was signed into law establishing an optional identification card system for medical marijuana patients.
In September 2015, the California legislature passed three (3) bills collectively known as the “Medical Cannabis Regulation and Safety Act” (“MCRSA”). The MCRSA established a licensing and regulatory framework for medical marijuana businesses in California. The system created multiple license types for dispensaries, infused products manufacturers, cultivation facilities, testing laboratories, transportation companies and distributors. Edible infused product manufacturers would require either volatile solvent or non-volatile solvent manufacturing licenses depending on their specific extraction methodology. Multiple agencies would oversee different aspects of the program and businesses would require a state license and local approval to operate. However, in November 2016, voters in California overwhelmingly passed Proposition 64, the “Adult-Use of Marijuana Act” (“AUMA”) creating an adult-use marijuana program for adults 21 years of age or older. AUMA had some conflicting provisions with MCRSA, so in June 2017, the California State Legislature passed Senate Bill No. 94, known as Medicinal and Adult-Use Cannabis Regulation and Safety Act (“MAUCRSA”), which amalgamates MCRSA and AUMA to provide a set of regulations to govern medical and adult-use licensing regime for cannabis businesses in the State of California. MAUCRSA went into effect on January 1, 2018. Until recently, the four (4) agencies that regulated marijuana at the state level are the Bureau of Cannabis Control (“BCC”), the California Department of Food and Agriculture (“CDFA”), the California Department of Public Health (“CDPH”) and the California Department of Tax and Fee Administration (“CDTFA”). On July 12, 2021, California Governor Gavin Newson signed into law Assembly Bill 141 (AB-141), which established the Department of Cannabis Control (“DCC”). The DCC consolidates the BCC, CDFA’s CalCannabis Licensing Division and CDPH’s Manufactured Cannabis Safety Branch into a single department. The DCC is charged with licensing, inspecting and providing regulatory oversight over all cannabis businesses in California.
In order to legally operate a medical or adult-use cannabis business in California, the operator must have both a local and state license. This requirement limits license holders to operate only in cities with marijuana licensing programs. Therefore, cities in California are allowed to determine if they will have a marijuana licensing program and determine the number of licenses they will issue to marijuana operators.
California Operations — SLO Cultivation, Inc. (“SLO”) and CannaRoyalty Corp. d/b/a Origin House (“Origin House”)
On June 7, 2018, Cresco Labs acquired a 60% ownership interest in SLO. On September 27, 2018, Cresco acquired a further 20% ownership interest in SLO bringing its total ownership to 80%. SLO operates cannabis facilities in the cities of Carpinteria (Santa Barbara County) and Mendota (Fresno County). SLO is licensed to cultivate, process, manufacture and distribute medical and adult-use cannabis in the State of California pursuant to the terms of the licenses.
On January 8, 2020, Cresco Labs acquired all of the issued and outstanding shares of Origin House, a leading distributor and provider of brand support services in California. The combined entity is one of the largest vertically-integrated multi-state cannabis operators in the U.S.; a leading North American cannabis company, by footprint; and one of the largest cannabis brand distributors.
California state and local licenses are renewed annually. Each year, licensees are required to submit a renewal application. While renewals are annual, there is no ultimate expiry after which no renewals are permitted. Additionally, in respect of the renewal process, provided that the requisite renewal fees are paid, the renewal application is submitted in a timely manner and there are no material violations noted against the applicable license, the Company would expect to receive the applicable renewed license in the ordinary course of business. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that the licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of the Company in California and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
The Company is licensed to cultivate, manufacture and distribute medical and adult-use cannabis and cannabis-related products:
Mendota (Fresno County)
•
SLO has been issued one (1) annual license for Type 7 (Volatile Solvent Extraction).

•
SLO has been issued one (1) provisional license for Type 11 (Distribution).

•
SLO submitted an annual application for a Type 11 (Distribution) license to the state regulator and is awaiting approval for this annual application.

Carpinteria (Santa Barbara County)
•
SLO has been issued the following provisional licenses:

◦
Twenty-three (23) Cultivation: Small Mixed-Light Tier 1 licenses.

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One (1) Nursery license: allowing for the production of clones, immature plants, seeds and other agricultural products used specifically for the propagation and cultivation of cannabis.

◦
One (1) Processor license: allowing for the harvesting, drying, curing, grading or tanning of cannabis, as well as the packaging and labeling of certain non-manufactured cannabis products.

•
SLO submitted annual applications for the three (3) listed license types to the state regulator and is awaiting approval of these annual applications.

West Sacramento (Yolo County)
•
Origin House has been issued one (1) provisional Type 11 (Distribution) license.

•
Origin House submitted an annual application for the one (1) listed license type to the state regulator and is awaiting approval for this annual application.

La Habra (Orange County)
•
Origin House has been issued one (1) provisional Type 11 (Distribution) license.

•
Origin House submitted an annual application for the one (1) listed license type to the state regulator and is awaiting approval for this annual application.

Unincorporated Sonoma (Sonoma County)
•
Origin House has been issued one (1) provisional Cultivation, Medium Indoor license.

•
Origin House has been issued one (1) provisional Processor license.

•
Origin House has been issued one (1) provisional Type 11 (Distribution) license.

•
Origin House has been issued one (1) provisional Cultivation, Small Indoor license.

•
Origin House submitted annual applications for the four (4) listed license types to the state regulator and is awaiting approval for these annual applications.

In addition to the thirty-three (33) active licenses listed above, the Company continues to pursue new state license opportunities and recently applied for an additional Type 11 (Distribution) license and an additional Nursery license for the Unincorporated Sonoma (Sonoma County) locations.
During the year ended December 31, 2021, the Company mutually terminated an agreement for exclusive distribution rights with a third-party vendor, which resulted in the impairment of the remaining net book value of a market-related intangible of $0.8 million. Additionally, management determined that the Company’s shift in strategy to reduce third-party distribution in California was an indicator of impairment for associated assets. Certain trade names and customer relationship intangibles with remaining net book values of $32.2 million and $57.1 million, respectively, were determined to be fully impaired due to updated cash flow projections associated with these assets. Additionally, $215.6 million in goodwill impairment was recorded to the California reporting unit.
In March 2022, the DCC initiated a rulemaking process in which it promulgated a comprehensive regulatory proposal, including amendments to its current rules that would make permanent emergency rules that have been in effect since September 2021. Comments on the proposed rules were submitted by all interested parties by April 19, 2022. The DCC will now consider the comments submitted and will determine whether to further amend its proposed ruleset. A second comment period will follow any further amendments made by DCC with final rules expected to be in place by the fall of 2022.
Arizona Operations
In 2010, Arizona passed Ballot Proposition 203, which amended Title 36 to the Arizona Revised Statutes. This amendment added Chapter 28.1, titled the Arizona Medical Marijuana Act. (“AMMA”). The AMMA is codified in Arizona Revised Statutes §36-2801 et. seq. The AMMA also appointed the Arizona Department of Health Services (“ADHS”) as the regulator for the program and authorized ADHS to promulgate, adopt and enforce regulations for the AMMA. These ADHS regulations are embodied in the Arizona Administrative Code Title 9 Chapter 17 (the “Rules”). In order to qualify to use medical marijuana under the AMMA, a patient is required to have a “debilitating medical condition.”
The ADHS has established the Arizona Department of Health Services Medical Marijuana Program (“MMJ Program”), which includes a vertically-integrated license, meaning if allocated a Medical Marijuana Dispensary Registration Certificate (“AZ Dispensary License”), entities are authorized to dispense and cultivate medical cannabis. Each AZ Dispensary License allows the holding entity to operate one (1) on-site cultivation facility and one (1) off-site cultivation facility which can be located anywhere within the State of Arizona. An entity holding an AZ Dispensary License is required to file an application to renew with the ADHS on a biannual basis, which must also include audited annual financial statements. While an AZ Dispensary License may not be sold, transferred or otherwise conveyed, AZ Dispensary License holders typically contract with third parties to provide various services related to the ongoing operation, maintenance and governance of its dispensary and/or cultivation facility so long as such contracts do not violate the requirements of the AMMA or the MMJ Program.
On October 24, 2018, Cresco Labs obtained a 100.0% ownership interest in Arizona Facilities Supply, LLC which includes a vertically-integrated cultivation, processing and dispensary operation in Arizona.
In November 2020, voters in Arizona passed an adult-use marijuana measure to allow for the sale of recreational marijuana in the state. During 2021, the Company received approval from the ADHS to serve adult-use customers at its Sunnyside* dispensary in Phoenix, Arizona. Adult-use sales launched in February of 2021.
The licenses in Arizona are renewed bi-annually. Before expiry, licensees are required to submit a renewal application. While renewals are granted bi-annually, there is no ultimate expiry after which no renewals are permitted. Additionally, with respect of the renewal process, provided that the requisite renewal fees are paid, the renewal application is submitted in a timely manner and there are no material violations noted against the applicable license, Cresco Labs would expect to receive the applicable renewed license in the ordinary course of business. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Arizona cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Arizona cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
New York Operations
The State of New York’s medical cannabis program was introduced in July 2014 when former Governor Andrew Cuomo signed the Compassionate Care Act, which legalized medical cannabis oils for patients with certain qualifying conditions. Under this program, five (5) registered organizations (“ROs”) were licensed to dispense cannabis oil to patients, with the first sale to a patient completed in January 2016. In December 2016, the New York State Department of Health (“NYSDOH”) added chronic pain as a qualifying condition and in the month-and-a-half following the addition of chronic pain, the number of registered patients increased by 18%. In August 2017, the NYSDOH granted licenses to five (5) additional ROs.
In July 2018, the NYSDOH added opioid replacement as a qualifying condition, meaning any condition for which an opioid could be prescribed is now a qualifying condition for medical cannabis. In August 2018, former Governor Cuomo, prompted by an NYSDOH study which concluded the “positive effects” of cannabis legalization “outweigh the potential negative impacts,” appointed a group to draft a bill for regulating legal adult-use cannabis sales in New York.
Each RO’s license allows for the cultivation, processing and dispensing of medical cannabis products. Each RO is permitted to open four (4) dispensaries in NYSDOH-designated regions throughout the state and one (1) cultivation/processing facility. Permitted products include oil-based formulations (i.e., vaporizer cartridges, tinctures and capsules) and flower sold in tamper-proof vessels. Each RO is required to cultivate and process all medical cannabis products they dispense; however, wholesale transactions are permitted with approval from the state and home delivery is now permitted.
All cultivation/processing and dispensing establishments must register with the NYSDOH pursuant to Public Health Law §3365(9). Registrations issued by NYSDOH are valid for a two (2) year period. As embodied in New York Codes, Rules and Regulations §1004.7, an application to renew such registrations must be filed with the NYSDOH between four (4) and six (6) months prior to the expiration date, must include information prepared in the manner and detail as the commissioner may require and should be accompanied by application fees and registration fees. Applications completed in accordance with §1004.7 would be expected to receive the applicable renewed license in a timely manner. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that New York cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of New York cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
On October 8, 2019, the Company closed the acquisition of Gloucester Street Capital, the parent entity of Valley Agriceuticals, LLC (“Valley Ag”). Valley Ag is one (1) of the ten (10) holders of a vertically-integrated license from NYSDOH allowing for the cultivation and processing of medical cannabis as well as the establishment of four (4) medical cannabis dispensaries in the State of New York.
Through the aforementioned agreements and regulatory approval, Cresco Labs now has a license for a cultivation and manufacturing facility within the State of New York, as well as four (4) dispensary locations strategically located across the state. These four (4) dispensary locations are branded as Sunnyside* dispensaries. The Company has successfully renewed its initial licenses and all licenses are, as of the date hereof, active with the State of New York.
On January 6, 2021, former Governor Cuomo announced a proposal to legalize and create a comprehensive system to oversee and regulate adult-use cannabis in New York as part of the 2021 State of the

State. Under the Governor’s proposal, a new Office of Cannabis Management would be created to oversee the new adult-use program, as well as the state’s existing medical and cannabinoid hemp programs. Additionally, an equitable structure for the adult-use market will be created by offering licensing opportunities and assistance to entrepreneurs in communities of color who have been disproportionately impacted by the war on drugs. Once fully implemented, legalization is expected to generate more than $300.0 million in annual tax revenue for the State of New York.
On February 16, 2021, former Governor Cuomo announced 30-day amendments to the Governor’s proposal to establish a comprehensive adult-use cannabis program in New York. Specifically, these amendments detailed how the $100.0 million in social equity funding will be allocated, enable the use of delivery services and refine which criminal charges will be enforced as it relates to the improper sale of cannabis to further reduce the impact on communities.
Former Governor Cuomo signed Senate Bill 854/Assembly Bill 1248A on March 31, 2021, creating the Empire State’s adult-use cannabis program. This legislation expands Cresco Labs’ potential dispensary footprint to eight (8), with three (3) dispensaries reserved to be co-located adult-use, allows existing vertical ROs to wholesale branded products and creates a strong social equity program with 50.0% of licenses dedicated to social equity applicants. The Cannabis Control Board which will oversee the rollout of the program was seated in summer/early fall 2021. The Cannabis Control Board held its first meeting on October 5, 2021. At that meeting the Cannabis Control Board announced changes to the state’s medical program that would go into effect immediately including that cannabis flower could be sold to patients. Since that initial meeting, the Cannabis Control Board has granted certifying healthcare providers wider discretion in recommending medical cannabis, increased the amount of medical cannabis a patient can purchase at one time, begun the process of developing home cultivation rules and implemented rules for its Cannabinoid Hemp Program. The Cannabis Control Board and the Office of Cannabis Management have not yet promulgated comprehensive adult-use regulations that would govern the adult-use cannabis program. However, on March 30, 2022, proposed rules related to the issuance of conditional adult-use retail dispensary licenses were published by the Office of Cannabis Management. Those rules are currently in the midst of a public comment period. Previously, on March 9, 2022, the Cannabis Control Board and the Office of Cannabis Management published proposed amendments to the rules governing New York’s medical cannabis program. The public comment period for those rules is also ongoing. Additionally, on February 22, 2022, the current governor of New York Kathy Hochul signed legislation that provides a path for New York’s existing hemp operators to obtain provisional cannabis cultivator and processor licenses.
Massachusetts Operations
The Massachusetts medical cannabis market was established through “An Act for the Humanitarian Medical Use of Marijuana” in November 2012 when voters passed Ballot Question 3 “Massachusetts Medical Marijuana Initiative” with 63.0% of the vote. The first Massachusetts dispensary opened in June 2015 and by November 2016, Massachusetts voters legalized adult-use cannabis by passing ballot Question 4 — Legalize Marijuana with 54.0% of the vote. In July 2017, Governor Baker signed legislation that would lay the groundwork for the state’s adult-use market. The Cannabis Control Commission (the “CCC”) (the state’s regulatory body which creates regulations for both the medical and adult-use market) aimed to officially launch adult-use sales on July 1, 2018 but stumbling blocks such as a lack of licensed testing labs and disagreements between officials and businesses slowed the rollout, and sales for adult-use cannabis officially began in November 2018.
The CCC oversees the medical and adult-use cannabis programs. Each medical licensee must be vertically-integrated and may have up to two (2) locations. Licensed medical dispensaries are given priority in adult-use licensing. Adult-use cultivators will be grouped into eleven (11) tiers of production (ranging from up to 5,000 square feet to no larger than 100,000 square feet) and regulators will move a licensee down to a lower tier if that licensee has not shown an ability to sell at least 70% of what it produced. Medical dispensaries that wish to add the ability to sell cannabis products to non-patients will be required to reserve 35% of their inventory or the six-month average of their medical cannabis sales for medical cannabis patients. In order to achieve an adult-use license, a prospective licensee must first sign a “Host Community Agreement” with the town in which it wishes to locate. Roughly two-thirds of municipalities in the state have a ban or moratorium in place that prohibits cannabis businesses from operating within their jurisdiction. In both the medical and adult-use markets, extracted oils, edibles and flower products are permitted, as well as wholesaling.

On October 1, 2019, Cresco Labs acquired Hope Heal Health, Inc. (“HHH”) via certain agreements giving it operational control before cash consideration was settled. In August 2019, HHH entered into a Host Community Agreement with the municipality of Fall River. On February 7, 2020, the Company legally closed the acquisition and cash funding of $27.5 million. The closing coincided with state approval allowing recreational cannabis sales at the Company’s Fall River dispensary.
Registration certificates are valid for a period of one (1) year and are subject to annual renewals after required fees are paid and the business remains in good standing. Renewal requests are typically communicated through email from the Massachusetts CCC and include a renewal form. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Massachusetts cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Massachusetts cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
On September 2, 2021, the Company announced that it had completed the acquisition of 100% of the membership interests of Cultivate for total consideration of $99.3 million. Cultivate owned and operated two (2) cultivation and manufacturing center locations, two (2) adult-use and medical dispensary locations and one (1) adult-use dispensary location. The closing of this acquisition was contingent upon the Company surrendering its adult-use retail license for the Fall River dispensary. After the closing of the acquisition, the Fall River dispensary location is medical only.
The CCC recently announced it is accepting public comment on its Control and Ownership Guidance. The Commission has promulgated several versions of the guidance previously. Additionally, omnibus legislation is currently pending in the state that primary addresses social equity issues and matters related to host community agreements.
Michigan Operations
In November 2008, Michigan residents approved the Michigan Medical Marihuana Act (the “MMMA”) to provide a legal framework for a safe and effective medical marijuana program. In September 2016, the Michigan Senate passed the Medical Marihuana Facilities Licensing Act (the “MMFLA”) and the Marihuana Tracking Act (the “MTA”) and together with the MMMA, (the “Michigan Cannabis Regulations”) provides a comprehensive licensing and tracking scheme, respectively, for the medical marijuana program. Additionally, the Michigan Department of Licensing and Regulatory Affairs and its licensing board (“LARA”) has supplemented the Michigan Cannabis Regulations with “Emergency Rules” to further clarify the regulatory landscape surrounding the medical marijuana program. The scope of LARA’s remit has expanded in the last several years and LARA is now the Cannabis Regulatory Agency (“CRA”). LARA is the main regulatory authority for the licensing of marijuana businesses.
On November 6, 2018, Michigan voters approved Proposal 1, to make marijuana legal under state and local law for adults 21 years of age or older and to control the commercial production and distribution of marijuana under a system that licenses, regulates and taxes the businesses involved. The act would be known as the Michigan Regulation and Taxation of Marihuana Act. In accordance with Proposal 1, LARA began accepting applications for retail (recreational) dispensaries on November 1, 2019.
On March 25, 2019, an affiliate of the Company (the “Michigan Affiliate”) announced that it had completed the most comprehensive portion of Michigan’s application process, being pre-qualified for a cultivation and processing license in Michigan. The pre-qualification represents the authorization of the entity to move forward with the licensing process for its intended facilities.
On November 13, 2019, Michigan announced any existing medically licensed businesses would be allowed to sell recreational-use marijuana beginning December 1, 2019. On March 5, 2020, the Michigan Affiliate was issued a medical processing license to begin manufacturing and processing flower into edible medical marijuana products and/or medical marijuana-infused products.
In 2020, the Michigan Affiliate received approval to operate one (1) adult-use processor license and one (1) medical processor license. The Michigan Affiliate received its first medical and adult-use cultivation licenses in June 2021. Additional cultivation licenses have been added as production capacity continues to grow.

All Michigan licenses are renewed annually through the Cannabis Regulatory Agency after the required fees are paid and the business remains in good standing. In addition, a sworn statement is required that states that the business is in good standing and will uphold a continuing reporting duty. The renewal fees are to be determined by the amount of gross weight of marijuana products transferred during the past year. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Michigan cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Michigan cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
On April 22, 2020, the Michigan Affiliate and related parties of the Company executed an amended and restated operating agreement which increased the Company’s related parties’ ownership from 50.0% to 85.0% in exchange for a capital commitment of $25.0 million. Provisions contained in the operating agreement entitle related parties of the Company to a majority of profit and gives the Company control of the Michigan Affiliate and rights and exposure to variable returns. The Company has the right to direct all the relevant activities of and has the full decision-making power over the Michigan Affiliate.
On April 23, 2020, the Company announced that it had completed the sale of its Marshall, MI facility to IIP. Concurrent with the closing of the sale, Cresco Labs entered into a long-term, triple-net lease agreement with IIP and continues to operate the property as a licensed cannabis cultivation and processing facility upon completion of redevelopment. On October 4, 2021, the Company unveiled its Marshall facility while celebrating the first harvest at the property.
Florida Operations
In 2014, the Florida Legislature passed the Compassionate Use Act (the “CUA”) which was a low-THC (CBD) law, allowing cannabis containing not more than 0.8% THC to be sold to patients diagnosed with severe seizures or muscle spasms and cancer. The CUA created a competitive licensing structure and originally allowed for one (1) vertically-integrated license to be awarded in each of five (5) regions. The CUA set forth the criteria for applicants as well as the minimum qualifying criteria which included the requirement to hold a nursery certificate evidencing the capacity to cultivate a minimum of 400,000 plants, to be operated by a nurseryman and to be a registered nursery for at least 30.0 continuous years. The CUA also created a state registry to track dispensations. In 2016, the Florida Legislature passed the Right to Try Act (the “RTA”), which expanded the State’s medical cannabis program to allow for full potency THC products to be sold as “medical marijuana” to qualified patients.
In November of 2016, the Florida Medical Marijuana Legalization ballot initiative (the “Initiative”) to expand the medical cannabis program under the RTA was approved by 71.3% of voters, thereby amending the Florida constitution. The Initiative is now codified as Article X, Section 29 of the Florida Constitution.
The Initiative expanded the list of qualifying medical conditions to include cancer, epilepsy, glaucoma, HIV and AIDS, ALS, Crohn’s disease, Parkinson’s disease, multiple sclerosis, or other debilitating medical conditions of the same kind or class or comparable to those other qualifying conditions and for which a physician believes the benefits outweigh the risks to the patient. The Initiative also provided for the implementation of state-issued medical cannabis identification cards. In 2017, the Florida Legislature passed legislation implementing the constitutional amendment and further codifying the changes set forth in the constitution into law (the “2017 Law”). The 2017 Law provides for the issuance of ten (10) licenses to specific entities and another four (4) licenses to be issued for every 100,000 active qualified patients added to the registry. The 2017 law also initially limited license holders to a maximum of twenty-five (25) dispensary locations with the ability to purchase additional dispensary locations from one another and for an additional five (5) locations to be allowed by the State for every 100,000 active qualified patients added to the registry. The 2017 legislation’s cap on dispensing facilities expired in April 2020.
On March 18, 2019, Governor Ron DeSantis signed SB 182 “Medical Use of Marijuana” into law. Among other provisions, SB 182 repealed the state’s smoking ban that had been in place. The medical program is currently administered by the Florida Department of Health’s Office of Medical Marijuana Use (“OMMU”). OMMU is responsible for crafting and implementing regulations governing the program, overseeing the

Medical Marijuana Use Registry, licensing operators to cultivate, process and dispense medical marijuana and certifying testing laboratories.
With regard to the potential for adult-use cannabis in the state, a group, Regulate Florida, sought to place the questions of whether to legalize adult-use cannabis on the November 2022 ballot but was not successful. The group has indicated it will target the 2024 ballot instead. Regulate Florida will need to gather more than 222,000 signatures to trigger judicial and fiscal review and then more than 890,000 signatures to make the 2024 ballot.
On April 14, 2021, the Company announced it completed the acquisition of Bluma for total consideration of $238.1 million. Bluma owns and operates 3 Boys Farm, LLC dba One Plant Florida (“One Plant”), a vertically-integrated, licensed medical marijuana treatment center (“MMTC”) in the State of Florida. One Plant cultivates, processes, dispenses and retails medical cannabis to qualified patients in the State of Florida through multiple retail dispensaries and an innovative next-day door-to-door e-commerce home delivery service, thereby offering convenient access for its customers and meeting the demands of an evolving retail landscape. As of the acquisition date, Bluma, under One Plant, had eight (8) strategically located dispensaries. Since the acquisition, Cresco has rebranded these dispensaries as Sunnyside*.
During the first quarter of 2022, the Company opened three (3) additional Sunnyside* locations in Clearwater, North Miami and Lady Lake, Florida; bringing the total dispensaries in the state to sixteen (16).
While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Florida cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Florida cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.

CRESCO’S AUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2021
(begins on following page)

CRESCO LABS INC.
CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED
DECEMBER 31, 2021 AND 2020
(Expressed in United States Dollars)

Cresco Labs Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors of Cresco Labs Inc.
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Cresco Labs Inc. (the “Company”) as of December 31, 2021 and 2020, the related consolidated statements of operations, comprehensive loss, changes in shareholders’ equity and cash flows for each of the two years in the period ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Marcum LLP
Marcum LLP
PCAOB ID: 688
We have served as the Company’s auditor since 2019.
Chicago, IL, USA
March 25, 2022

Cresco Labs Inc.
Consolidated Balance Sheets
As of December 31, 2021 and 2020
(In thousands of United States Dollars, except share and per share amounts)
	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$223,543	$136,339
Restricted cash	2,559	4,435
Accounts receivable, net	43,379	29,943
Inventory, net	136,643	67,183
Loans receivable, short-term	1,312	2,438
Other current assets	14,319	9,129
Total current assets	421,755	249,467
Non-current assets:
Property and equipment, net	369,092	228,804
Right-of-use assets	88,017	71,794
Intangible assets, net	437,644	195,541
Loans receivable, long-term	505	21,223
Investments	5,912	4,360
Goodwill	446,767	450,569
Deferred tax asset	6,561	7,130
Other non-current assets	4,210	3,708
Total non-current assets	1,358,708	983,129
TOTAL ASSETS	$1,780,463	$1,232,596
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$32,278	$23,231
Accrued liabilities	95,442	130,469
Short-term borrowings	19,928	25,924
Income tax payable	46,949	36,067
Current portion of lease liabilities	20,792	18,040
Deferred consideration, contingent consideration and other payables, short-term	71,833	19,115
Derivative liabilities, short-term	1,172	—
Total current liabilities	288,394	252,846
Non-current liabilities:
Long-term notes payable and loans payable	465,079	255,439
Derivative liabilities, long-term	—	17,505
Lease liabilities	118,936	74,468
Deferred tax liability	85,666	41,202
Deferred consideration and contingent consideration, long-term	17,651	7,247
Other long-term liabilities	7,001	8,557
Total non-current liabilities	694,333	404,418
TOTAL LIABILITIES	$982,727	$657,264
COMMITMENTS AND CONTINGENCIES (Note 15)
SHAREHOLDERS’ EQUITY
Super Voting Shares, no par value; 500,000 Shares authorized, issued and outstanding at December 31, 2021 and December 31, 2020, respectively
Subordinate Voting Shares, no par value; Unlimited shares authorized; 270,033,270 and 194,085,616 issued and outstanding at December 31, 2021 and 2020, respectively
Proportionate Voting Shares(1), no par value; Unlimited shares authorized; 20,667,206 and 29,311,088 issued and outstanding at December 31, 2021 and 2020, respectively
Special Subordinate Voting Shares(2), no par value; 639 Shares authorized, issued and outstanding at December 31, 2021 and December 31, 2020, respectively
Share capital	1,597,715	802,264
Accumulated other comprehensive loss	(254)	(647)
Accumulated deficit	(841,907)	(328,380)
Equity of Cresco Labs Inc.	755,554	473,237
Non-controlling interests	42,182	102,095
TOTAL SHAREHOLDERS’ EQUITY	797,736	575,332
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,780,463	$1,232,596

(1)
Proportionate Voting Shares (“PVS”) presented on an “as-converted” basis to Subordinate Voting Shares (“SVS”) (1-to-200)

(2)
Special Subordinate Voting Shares (“SSVS”) presented on an “as-converted” basis to SVS (1-to-0.00001)

The accompanying notes are an integral part of these consolidated financial statements.

Cresco Labs Inc.
Consolidated Statements of Operations
For the Years Ended December 31, 2021 and 2020
(In thousands of United States Dollars, except share and per share amounts)
	Year ended December 31,
	2021	2020
Revenue, net	$821,682	$476,251
Costs of goods sold	415,335	269,550
Gross profit	406,347	206,701
Operating expenses:
Selling, general and administrative	317,804	228,946
Impairment loss	305,894	1,217
Total operating expenses	623,698	230,163
Loss from operations	(217,351)	(23,462)
Other (expense) income:
Interest expense, net	(51,211)	(31,229)
Other income (expense), net	13,031	(8,295)
(Loss) from equity method investments	(1,196)	(1,181)
Total other (expense), net	(39,376)	(40,705)
Loss before income taxes	(256,727)	(64,167)
Income tax (expense)	(40,107)	(28,604)
Net (loss)	$(296,834)	$(92,771)
Net income attributable to non-controlling interests, net of tax	22,763	9,386
Net (loss) attributable to Cresco Labs Inc.	$(319,597)	$(102,157)
Net (loss) per share – attributable to Cresco Labs Inc. shareholders:
Basic and diluted (loss) per share	$(1.22)	$(0.49)
Basic and diluted weighted-average number of shares outstanding	262,326,138	210,465,988
The accompanying notes are an integral part of these consolidated financial statements.

Cresco Labs Inc.
Consolidated Statements of Comprehensive Loss
For the Years Ended December 31, 2021 and 2020
(In thousands of United States Dollars)
	Year ended December 31,
	2021	2020
Net (loss)	$(296,834)	$(92,771)
Foreign currency translation differences, net of tax	393	(647)
Total comprehensive (loss) for the period	$(296,441)	$(93,418)
Comprehensive income attributable to non-controlling interests, net of tax	22,763	9,386
Total comprehensive (loss) attributable to Cresco Labs Inc.	$(319,204)	$(102,804)
The accompanying notes are an integral part of these consolidated financial statements.

Cresco Labs Inc.
Consolidated Statements of Changes in Shareholders’ Equity
For the Years Ended December 31, 2021 and 2020
(In thousands of United States Dollars)
	Share capital	Accumulated deficit	Accumulated other comprehensive loss, net of tax	Non-controlling interests	Total
Balance as of January 1, 2020	$291,723	$(132,474)	$—	$119,266	$278,515
Exercise of options and warrants	3,238	—	—	—	3,238
Equity-based compensation	8,565	—	—	—	8,565
Employee taxes on certain share-based payment arrangements	2,825	—	—	—	2,825
Change in ownership interest	—	—	—	(249)	(249)
Income tax reserve	—	(115)	—	—	(115)
Payable pursuant to tax receivable agreements	(823)	—	—	—	(823)
Tax benefit from shareholder redemptions	967	—	—	—	967
Equity issued related to acquisitions	436,168	—	—	—	436,168
Distributions to non-controlling interest holders	(49,602)	—	—	(16,793)	(66,395)
Equity issuances	6,054	—	—	—	6,054
Cresco LLC shares redeemed	103,149	(93,634)	—	(9,515)	—
Foreign currency translation	—	—	(647)	—	(647)
Net income (loss)	—	(102,157)	—	9,386	(92,771)
Ending Balance as of December 31, 2020	$802,264	$(328,380)	$(647)	$102,095	$575,332
Exercise of options and warrants	6,947	—	—	—	6,947
Equity-based compensation	28,215	—	—	—	28,215
Employee taxes on certain share-based payment arrangements	11,458	—	—	—	11,458
Income tax reserve	—	311	—	—	311
Payable pursuant to tax receivable agreements	(1,803)	—	—	—	(1,803)
Tax benefit from shareholder redemptions	1,983	—	—	—	1,983
Equity issued related to acquisitions	380,452	—	—	—	380,452
Private placement issuance, net of costs	123,469	—	—	—	123,469
Equity issuances	15,521	—	—	—	15,521
Distributions to non-controlling interest holders	25,877	(1,985)	—	(71,600)	(47,708)
Cresco LLC shares redeemed	203,332	(192,256)	—	(11,076)	—
Foreign currency translation	—	—	393	—	393
Net income (loss)	—	(319,597)	—	22,763	(296,834)
Ending Balance as of December 31, 2021	$1,597,715	$(841,907)	$(254)	$42,182	$797,736
The accompanying notes are an integral part of these consolidated financial statements.

Cresco Labs Inc.
Consolidated Statements of Cash Flows
For the Years Ended December 31, 2021 and 2020
(in thousands of United States Dollars)
	Year ended December 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(296,834)	$(92,771)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	38,640	31,788
Amortization of operating lease assets	6,309	4,967
Bad debt expense and provision expense for expected credit loss	3,544	1,747
Shared-based compensation expense	27,536	18,839
(Gain) loss on investments	(930)	2,117
(Gain) on changes in fair value of deferred and contingent consideration	(14,775)	(2,029)
(Gain) loss on derivative instruments and warrants	(16,663)	8,500
(Gain), net of losses, on loans receivable	—	(921)
Impairment loss	305,894	1,194
Loss on inventory write-offs and provision	2,669	3,259
Change in deferred taxes	(34,931)	(11,152)
Accretion of discount and deferred financing costs on debt arrangements	11,304	4,619
Loss on debt extinguishment	10,342	—
Foreign currency loss	730	1,521
Other losses, net of gains	721	15,246
Changes in operating assets and liabilities:
Accounts receivable	(10,964)	(6,602)
Inventory	(18,420)	(17,063)
Other assets	(6,215)	(507)
Accounts payable and accrued expenses	21,155	15,351
Operating lease liabilities	(16,436)	(12,312)
Other liabilities	(90)	278
Income tax payable	1,901	26,083
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	14,487	(7,848)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(93,875)	(87,154)
Purchase of intangibles	(3,178)	(2,105)
Proceeds from sale and leaseback transactions and tenant improvement allowances	33,157	45,945
Payment of acquisition consideration, net of cash acquired	(75,814)	(14,768)
Proceeds from divestiture, net of cash transferred	69	—
Receipts from collections of loans and advances	2,000	—
Loans and advances for entities to be acquired	(26,292)	(6,667)
NET CASH (USED IN) INVESTING ACTIVITIES	(163,933)	(64,749)

Cresco Labs Inc.
Consolidated Statements of Cash Flows (Continued)
For the Years Ended December 31, 2021 and 2020
(in thousands of United States Dollars)
	Year ended December 31,
	2021	2020
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from January Offering	124,105	—
Proceeds from exercise of stock options, warrants and sell-to-cover shares	20,096	6,200
Proceeds from at-the-market offering	—	3,521
Proceeds from the issuance of long-term debt	387,000	186,000
Payment of debt, financing issuance costs, and non-extending lender fees	(6,461)	(7,605)
Payment of debt prepayment and debt extinguishment costs	(16,202)	—
Repayment of debt	(200,000)	(10,340)
Payment of acquisition-related contingent consideration	—	(1,719)
Acquisition of non-controlling interests	—	(203)
Distributions to non-controlling interest redeemable unit holders and other members	(69,803)	(16,372)
Payments for taxes related to net share settlements of restricted stock units	(143)	(8,672)
Proceeds from financing lease transactions	—	11,754
Principal payments on finance lease obligations	(3,587)	(1,078)
NET CASH PROVIDED BY FINANCING ACTIVITIES	235,005	161,486
Effect of exchange rate changes on cash and cash equivalents	(231)	(1,124)
Net increase in cash and cash equivalents	85,328	87,765
Cash and cash equivalents and restricted cash, beginning of year	140,774	53,009
Cash and cash equivalents, end of year	223,543	136,339
Restricted cash, end of year	2,559	4,435
Cash and cash equivalents and restricted cash, end of year	$226,102	$140,774
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
CASH PAID DURING THE YEAR:
Income tax, net	$73,955	$13,491
Interest	39,118	29,183
NON-CASH TRANSACTIONS:
Issuance of shares, stock options, and warrants under business combinations and acquisitions	$380,452	$435,705
Non-cash consideration for business combination	47,921	—
Non-controlling interests redeemed for equity	11,074	11,389
Increase to net lease liability	28,143	53,444
Liability incurred to purchase property and equipment and intangibles	7,207	11,155
Cashless exercise of stock options and warrants	3,879	2,784
Unpaid declared distributions to non-controlling interest redeemable unit holders	36,450	63,994
Liability incurred for debt, financing issuance costs and non-extending lender fees	7,000	8,570
Issuance of shares for non-solicitation intangible asset	3,000	—
Issuance of shares for settlement	12,790	—
The accompanying notes are an integral part of these consolidated financial statements.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements
For the Years Ended December 31, 2021 and 2020
NOTE 1.   NATURE OF OPERATIONS
Cresco Labs Inc. (“Cresco Labs” or the “Company”), formerly known as Randsburg International Gold Corp. was incorporated in the Province of British Columbia under the Company Act (British Columbia) on July 6, 1990. The Company is one of the largest vertically-integrated multi-state cannabis operators in the United States licensed to cultivate, manufacture, and sell retail and medical cannabis products primarily through Sunnyside*®, Cresco Labs’ national dispensary brand, and third-party retail stores. Employing a consumer-packaged goods approach to cannabis, Cresco Labs’ house of brands is designed to meet the needs of all consumer segments and includes some of the most recognized and trusted national brands including Cresco®, Cresco Reserve®, High Supply®, Mindy’sTM, Good News®, RemediTM, Wonder Wellness Co.®, and FloraCal® Farms. The Company operates in and/or has ownership interests in Illinois, Pennsylvania, Ohio, California, Arizona, New York, Massachusetts, Michigan, Florida, and Maryland pursuant to the Illinois Compassionate Use of Medical Cannabis Pilot Program Act and the Illinois Cannabis Regulation and Tax Act; the Pennsylvania Compassionate Use of Medical Cannabis Act; the Ohio Medical Marijuana Control Program; the California Medicinal and Adult-Use Cannabis Regulation and Safety Act; the Arizona Medical Marijuana Act and the Smart and Safe Arizona Act; the New York Compassionate Care Act and the New York Marijuana Regulation and Tax Act; the Massachusetts Regulation and Taxation of Marijuana Act and the Medical Use of Marijuana Act; the Michigan Medical Marihuana Act, the Michigan Medical Marihuana Facilities Licensing Act, and the Michigan Regulation and Taxation of Marihuana Act; the Florida Compassionate Medical Cannabis Act; and the Maryland Medical Marijuana Act, respectively.
On November 30, 2018, in connection with a reverse takeover (the “Transaction”), the Company (i) consolidated its outstanding Randsburg common shares on an 812.63 old for one (1) new basis, and (ii) filed an alteration to its Notice of Articles with the British Columbia Registrar of Companies to change its name from Randsburg to Cresco Labs Inc. and to amend the rights and restrictions of its existing classes of common shares, redesignate such classes as the class of Subordinate Voting Shares (“SVS”) and create the classes of Proportionate Voting Shares (“PVS”), and Super Voting Shares (“MVS”).
Pursuant to the Transaction, among the Company (then Randsburg) and Cresco Labs, LLC, a series of transactions were completed on November 30, 2018, resulting in a reorganization of Cresco Labs, LLC and Randsburg in which Randsburg became the indirect parent and sole voting unitholder of Cresco Labs. The Transaction constituted a reverse takeover of Randsburg by Cresco Labs, LLC under applicable securities laws. Cresco Labs, LLC was formed as a limited liability company under the laws of the state of Illinois on October 8, 2013, and is governed by the Pre-Combination LLC Agreement. The Pre-Combination LLC Agreement was further amended and restated in connection with the completion of the Transaction.
On December 3, 2018, the Company began trading on the Canadian Securities Exchange under the ticker symbol “CL.” On March 6, 2019, Cresco Labs’ shares were approved to be quoted on the Over-the-Counter Market and is traded under the ticker symbol “CRLBF.” On August 13, 2019, the Company began trading its Euro-denominated shares on the Frankfurt Stock Exchange and is trading under the symbol “6CQ.”
The Company’s head office is located at Suite 110, 400 W Erie St, Chicago, IL 60654. The registered office is located at Suite 2500, 666 Burrard Street, Vancouver, BC V6C 2X8.
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(a)
Basis of Preparation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(b)
Basis of Measurement

The accompanying consolidated financial statements have been prepared on a going concern basis, under the historical cost convention, except for certain equity method investments as well as certain loans receivable, investments, derivative instruments, and contingent consideration, which are recorded at fair value. Historical cost is generally based upon the fair value of the consideration given in exchange for assets acquired and the contractual obligation for liabilities incurred.
(c)
Functional and Presentation Currency

The Company’s functional currency and that of the majority of its subsidiaries is the United States (“U.S.”) dollar. The Company’s reporting currency is the U.S. dollar (“USD”). All references to “C$” refer to Canadian dollars. Foreign currency denominated assets and liabilities are re-measured into the functional currency using period-end exchange rates. Gains and losses from foreign currency transactions are included in Other income (expense), net in the Consolidated Statements of Operations.
Assets and liabilities of foreign operations having a functional currency other than USD (e.g., C$) are translated at the rate of exchange prevailing at the reporting date; revenues and expenses are translated at the monthly average rate of exchange during the period. Gains or losses on translation of foreign subsidiaries and net investments in foreign operations are included in other comprehensive loss and Accumulated other comprehensive loss on the Consolidated Balance Sheets.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
(d)
Basis of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries with intercompany balances and transactions eliminated upon consolidation. Subsidiaries are those entities over which the Company has the power over the investee; is exposed, or has rights, to variable involvement with the investee; and has the ability to use its power to affect its returns. The following are Cresco Labs’ wholly owned or controlled entities as of December 31, 2021:
Entity	Location	Purpose	Percentage Held
Cresco Labs Inc.	British Columbia, Canada	Parent Company
CannaRoyalty Corp. (Origin House)	Ontario, Canada	Holding Company	100%
Cali-AntiFragile Corp.	California	Holding Company	100%
Alta Supply Inc. (Continuum)	California	Distribution	100%
Kaya Management Inc.	California	Production	100%
River Distributing Co., LLC	California	Distribution	100%
FloraCal Farms	California	Cultivation	100%
Cub City, LLC	California	Cultivation	100%
CRHC Holdings Corp.	Ontario, Canada	Holding Company	100%
Laurel Harvest Labs, LLC	Pennsylvania	Cultivation and Dispensary Facility	100%
JDRC Mount Joy, LLC	Illinois	Holding Company	100%
JDRC Scranton, LLC	Illinois	Holding Company	100%
Bluma Wellness Inc.	British Columbia, Canada	Holding Company	100%
CannCure Investments Inc.	Ontario, Canada	Holding Company	100%
Cannabis Cures Investments, LLC	Florida	Holding Company	100%
3 Boys Farm, LLC (One Plant Florida)	Florida	Cultivation, Production and Dispensary Facility	100%
Farm to Fresh Holdings, LLC	Florida	Cultivation, Production and Dispensary Facility	100%
Cresco U.S. Corp.	Illinois	Manager of Cresco Labs, LLC	100%
MedMar Inc.	Illinois	Holding Company	100%
MedMar Lakeview, LLC	Illinois	Dispensary	88%
MedMar Rockford, LLC	Illinois	Dispensary	75%
Gloucester Street Capital, LLC	New York	Holding Company	100%
Valley Agriceuticals, LLC	New York	Operating Entity	100%
CMA Holdings, LLC	Illinois	Holding Company	100%
BL Real Estate, LLC	Massachusetts	Holding Company	100%
Cultivate Licensing LLC	Massachusetts	Cultivation, Production and Dispensary Facility	100%
Cultivate Worcester, Inc	Massachusetts	Dispensary	100%
Cultivate Leicester, Inc	Massachusetts	Cultivation, Production and Dispensary Facility	100%
Cultivate Framingham, Inc	Massachusetts	Dispensary	100%
Cultivate Burncoat, Inc	Massachusetts	Holding Company	100%
Cultivate Cultivation, Inc	Massachusetts	Cultivation and Production Entity	100%
Good News Holdings, LLC	Illinois	Holding Company	100%
Wonder Holdings, LLC	Illinois	Holding Company	100%
BW Maryland Holdings, LLC	Illinois	Holding Company	100%
CP Pennsylvania Holdings, LLC	Illinois	Holding Company	100%
Bay, LLC	Pennsylvania	Holding Company	100%
Bay Asset Management, LLC	Pennsylvania	Holding Company	100%
Ridgeback, LLC	Colorado	Holding Company	100%
Cresco Labs, LLC	Illinois	Operating Entity	57%

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Entity	Location	Purpose	Percentage Held
Cresco Labs Notes Issuer, LLC	Illinois	Holding Company
Cresco Labs Ohio, LLC	Ohio	Cultivation, Production and Dispensary Facility	99%
Wellbeings, LLC	Delaware	CBD Wellness Product Development	100%
Cresco Labs SLO, LLC	California	Holding Company	100%
SLO Cultivation Inc.	California	Cultivation and Production Facility	80%
Cresco Labs Joliet, LLC	Illinois	Cultivation and Production Facility	100%
Cresco Labs Kankakee, LLC	Illinois	Cultivation and Production Facility	100%
Cresco Labs Logan, LLC	Illinois	Cultivation and Production Facility	100%
Cresco Labs PA, LLC	Illinois	Holding Company	100%
Cresco Yeltrah, LLC	Pennsylvania	Cultivation, Production and Dispensary Facility	100%
JDC Newark, LLC	Ohio	Holding Company	100%
Verdant Creations Newark, LLC	Ohio	Dispensary	100%
JDC Marion, LLC	Ohio	Holding Company	100%
Verdant Creations Marion, LLC	Ohio	Dispensary	100%
JDC Chillicothe, LLC	Ohio	Holding Company	100%
Verdant Creations Chillicothe, LLC	Ohio	Dispensary	100%
JDC Columbus, LLC	Ohio	Holding Company	100%
Care Med Associates, LLC	Ohio	Dispensary	100%
Cresco Labs Arizona, LLC	Arizona	Holding Company	100%
Arizona Facilities Supply, LLC	Arizona/Maryland	Cultivation, Production and Dispensary Facility	100%
Cresco Labs Tinad, LLC	Illinois	Holding Company	100%
PDI Medical III, LLC	Illinois	Dispensary	100%
Cresco Labs Phoenix Farms, LLC	Illinois	Holding Company	100%
Phoenix Farms of Illinois, LLC	Illinois	Dispensary	100%
JDC Elmwood, LLC	Illinois	Holding Company	100%
FloraMedex, LLC	Illinois	Dispensary	100%
Cresco Edibles, LLC	Illinois	Holding Company	100%
TSC Cresco, LLC	Illinois	Licensing	75%
Cresco HHH, LLC	Massachusetts	Cultivation, Production and Dispensary Facility	100%
Cresco Labs Michigan, LLC(a)	Michigan	Cultivation and Production Facility	85%

(a)
Cresco Labs Michigan, LLC is 85% owned by related parties within management of the Company.

Cresco U.S. Corp., which is wholly owned by the Company, is the sole manager of Cresco Labs, LLC; Cresco Labs, LLC is the sole owner and manager of Cresco Labs Notes Issuer, LLC. Therefore, the Company controls Cresco Labs Notes Issuer, LLC and has consolidated its results into the consolidated financial statements.
Non-controlling interests (“NCI”) represent ownership interests in consolidated subsidiaries by parties that are not shareholders of the Company. They are shown as a component of total equity in the Consolidated Balance Sheets, and the share of income attributable to NCI is shown as a component of net loss in the Consolidated Statements of Operations and in the Consolidated Statement of Comprehensive Loss. Changes in the parent company’s ownership that do not result in a loss of control are accounted for as equity transactions.
(e)
Cash and Cash Equivalents

Cash and cash equivalents include cash deposits in financial institutions and other deposits that are readily convertible into cash and cash on hand at locations. The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
(f)
Restricted Cash

Restricted cash represents amounts held in escrow related to investments, acquisitions, and building improvements.
(g)
Accounts Receivable

Accounts receivable are recorded net of allowance for doubtful accounts. The Company estimates the allowance for doubtful accounts based on contractual payment terms, actual payment history of its customers, current economic conditions, and individual customer circumstances. Accounts receivables are evaluated quarterly, and an allowance is recorded as needed. When a receivable is uncollectible, it is written off against the provision. Subsequent recoveries of amounts previously written off are credited to the Consolidated Statements of Operations. See Note 16 for further discussion.
(h)
Inventory

Inventory is primarily composed of raw materials (cannabis and non-cannabis), work in process, and finished goods.
Inventory is recorded at the lower of cost or net realizable value, with cost determined using the weighted-average cost method. For manufactured inventory, costs incurred during the growing and production of cannabis and cannabis-based products are capitalized as incurred to the extent that cost is less than net realizable value. These costs include, but are not limited to, materials, labor, overhead costs and depreciation expense on equipment involved in manufacturing, packaging, labeling, inspection and testing. The Company reviews inventory for obsolete, redundant and slow-moving goods and any such inventory is written down to net realizable value or a reserve is recorded for inventory identified for disposal.
(i)
Property and Equipment

Property and equipment is stated at cost, net of accumulated depreciation. Land is recorded at cost. Depreciation is calculated using the straight-line method over the estimated useful life of the asset. The assets’ residual values, useful lives and methods of depreciation are reviewed at each financial year-end unless a triggering event occurs earlier requiring an evaluation sooner, and is adjusted prospectively, if appropriate. Equipment is derecognized upon disposal or when no future economic benefits are expected from its use. Any gain or loss arising on derecognition or impairment of the asset (calculated as the difference between the net disposal proceeds and the carrying value of the asset) is included in the accompanying Consolidated Statements of Operations. The Company assesses property plant and equipment for indicators of impairment throughout the reporting period. See Note 4 for additional details.
Category	Methodology	Estimated Useful Life
Leasehold Improvements	Amortized over the lesser of the life of the lease or estimated useful life of the improvement	1 – 15 years
Machinery and Equipment	Over the estimated useful life of the asset	5 – 15 years
Furniture and Fixtures	Over the estimated useful life of the asset	3 – 8 years
Vehicles	Over the estimated useful life of the asset	5 years
Website and Software	Over the estimated useful life of the asset	3 – 7 years
Computer Equipment	Over the estimated useful life of the asset	3 – 7 years
Buildings and Building Improvements	Over the estimated useful life of the asset	5 – 39 years
Repairs and maintenance that do not improve efficiency or extend economic life are charged to expense as incurred.
(j)
Intangible Assets

Intangible assets are recorded at cost, less accumulated amortization and impairment losses, if any. Intangible assets acquired in a business combination are measured at fair value at the acquisition date or date of consolidation/control. Amortization of definite-lived intangible assets is recorded on a straight-line basis over their estimated useful lives, which do not exceed the contractual period,

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
if any. Costs incurred during the year to renew or extend the term of a recognized intangible asset are included within additions and are amortized on a straight-line basis over the useful lives of the permit or license renewal period. Intangible assets are amortized over the following terms:
Category	Estimated Useful Life
Customer Relationships	7 – 19 years
Non-Compete Agreements	4 – 5 years
Trade Names	10 years
Permit Application Fees	1 – 2 years
Non-Solicitation Agreements	1 – 2 years
The estimated useful lives and residual values are reviewed at each year end, and any changes in estimates are accounted for prospectively. Intangible assets that have an indefinite useful life are not subject to amortization. The Company’s indefinite-lived intangible assets consist of licenses which represent the future benefits associated with the Company’s cultivation, processing, and dispensary licenses. Absent such license intangibles, the Company cannot continue as a going concern and as such, there is no foreseeable limit to the period over which these assets are expected to generate future cash inflows to the Company.
Definite-lived intangible assets are tested for impairment when there is an indication of impairment. Indefinite-lived intangible assets are tested for impairment annually or more frequently as warranted if events or changes in circumstances indicate impairment.
For the purpose of impairment testing, goodwill and indefinite-lived intangible assets have been allocated to reporting units, determined based on the smallest identifiable group of assets that generate cash inflows and outflows that are largely independent of cash inflows from other assets or group of assets.
(k)
Equity Method Investments

The Company determines how to account for investments based on the level of control or significant influence it has over the investee. If the Company determines it has control, then the investee is consolidated. Investees in which the Company has significant influence, but no control, are considered equity method investments. Significant influence is the power to participate in the financial and operating policy decisions of the investee, but without control or joint control over those policies. Investments in equity method investments are accounted for using the equity method of accounting. Interests in equity method investments accounted for using the equity method are initially recognized at cost. The carrying value is then adjusted for the Company’s share of comprehensive loss, additional contributions to the investee and additional distributions from the investee. The carrying value of equity method investments is assessed for impairment at each balance sheet date. The Company’s investments in equity-accounted investees are classified within Investments in the Consolidated Balance Sheets.
Investments in which the Company does not have significant influence or control are first recognized at cost. At each reporting period, the investment balances are adjusted to fair value, with changes in value recognized through profit and loss. See Note 6 for additional information on the Company’s Equity method investments.
(l)
Goodwill

Goodwill represents the excess of the purchase price paid for the acquisition of a business over the fair value of the net assets acquired. Goodwill is allocated to the reporting unit or reporting units, which are expected to benefit from the synergies of the combination.
Goodwill is not subject to amortization and is tested for impairment annually or more frequently as warranted if events or changes in circumstances indicate impairment may have occurred. For the purpose of impairment testing, goodwill and indefinite-lived intangible assets have been allocated to reporting units or groups of reporting units representing the lowest level at which the assets generate cash inflow and outflow independent of other assets. An impaired asset is written down to its estimated fair value based on the most recent information available. The Company assesses the fair values of its reporting unit using an income-based approach. Under the income approach, fair value is based on the present value of estimated future cash flows. The income approach is dependent on a number of factors, including forecasted revenues and expenses, appropriate discount rates and other variables. The impairment review, performed in October of each year, utilizes the estimated fair value of the intangible assets and the overall reporting unit and compares the estimated fair values to the carrying values as of the testing date. If the carrying value of these intangible assets or the reporting unit exceeds the fair values, the Company would then use the fair values to measure the amount of any required impairment charge. See Note 7 for additional details.
As of December 31, 2021, the Company has no goodwill recorded that is expected to be tax deductible.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
(m)
Income Taxes

Tax expense recognized in profit or loss is comprised of the sum of current and deferred taxes not recognized in other comprehensive loss or directly in equity.
(i)
Current Tax

Current tax assets and/or liabilities are comprised of claims from, or obligations to, fiscal authorities relating to the current or prior reporting periods that are unpaid at the reporting date. Current tax is payable on taxable profit, which differs from profit or loss in the financial statements. Calculation of current tax is based on tax rates and tax laws that have been enacted or substantively enacted by the end of the reporting period.
(ii)
Deferred Tax

Deferred taxes are calculated using the asset and liability method on temporary differences between the carrying amounts of assets and liabilities and their tax bases. Deferred tax assets and liabilities are calculated, without discounting, at tax rates that are expected to apply to their respective period of realization, provided they are enacted or substantively enacted by the end of the reporting period. Deferred tax liabilities are always provided for in full. The measurement of deferred tax assets is reduced through a valuation allowance, if necessary, by the amount of any tax benefits that, based on available evidence, are more likely than not expected to be unrealized. Deferred tax assets and liabilities are offset only when the Company has a right and intention to offset current tax assets and liabilities from the same taxation authority. Changes in deferred tax assets or liabilities are recognized as a component of tax income or expense in profit or loss, except where they relate to items that are recognized in other comprehensive (loss) or directly in equity, in which case the related deferred tax is also recognized in other comprehensive (loss) or equity, respectively.
As the Company operates in the cannabis industry, the Company is subject to the limits of Internal Revenue Code (“IRC”) Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E. See Note 20 for additional details.
(n)
Fair Value of Financial Instruments

The Company accounts for assets and liabilities measured at fair value on a recurring basis in accordance with Accounting Standards Codification (“ASC”) 820 Fair Value Measurements. Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the inputs to the fair value measurements. The three levels of the hierarchy are:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly;

•
Level 3 — Inputs for the asset or liability that are not based on observable market data.

See Note 16 for additional details.
(o)
Loans Receivable

The Company may provide financing to various related and non-related businesses within the cannabis industry. These loans are classified as held for investment and accounted for as financial instruments in accordance with ASC 310 Receivables. In certain instances, the Company has elected the fair value option in accordance with ASC 825 Financial Instruments; in these instances, such instruments are labeled as measured at fair value. At each reporting date, the Company applies its judgment to evaluate the collectability of Loans receivable and records a provision based on the assessed amount of expected credit loss. See Note 16 for additional details.
(p)
Leases

The Company has entered into leases primarily for its corporate office, cultivation and processing facilities and dispensaries. At inception of a contract, the Company determines whether the contract includes a lease. A contract contains a lease if it includes enforceable rights and obligations under which the right to control the use of an identified asset is conveyed for a period of time in exchange for consideration. The Company recognizes a right-of-use (“ROU”) asset and a lease liability at the commencement date — the date when the asset is available for use by the lessee.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
The Company assesses at lease commencement whether it is reasonably certain to exercise extension or termination options. The Company reassesses its lease portfolio to determine whether it is reasonably certain to exercise the options if there is a significant event or significant change in circumstances within its control. The extension options which are considered reasonably certain to be exercised are mainly those for which operational decisions have been made that make the lease assets vital to the continued relevant business activities.
Liabilities arising from a lease are initially measured at the present value of the lease payments not yet paid, which are then discounted using the Company’s incremental borrowing rate. Lease liabilities include the value of the following payments:
(i)
Fixed payments, including in-substance fixed payments, less any lease incentives receivable;

(ii)
The exercise price of a purchase option if the Company is reasonably certain to exercise that option; and

(iii)
Penalties for early termination of the lease, if the lease term reflects the Company exercising an option to terminate the lease.

The lease liability is subsequently measured at amortized cost using the effective interest method. The lease liability is decreased by cash paid net of interest expense incurred. The lease liability is remeasured when there is a change in future lease payments, or if the Company changes its assessment of whether it will exercise an extension, purchase, or termination option.
ROU assets are measured at cost and are comprised of the following:
(i)
The amount of the initial measurement of lease liability;

(ii)
Lease payments made at or before the commencement date less any lease incentives received;

(iii)
Any initial direct costs; and

(iv)
An estimate of costs of dismantling and removing the underlying asset, restoring the site on which it is located or the underlying asset, if applicable.

The ROU asset is depreciated on a straight-line basis from the commencement date to the end of the lease term. A fixed amount of rent expense is recognized on a straight-line basis over the lease term for operating leases. For finance leases, depreciation expense on the ROU asset and interest expense on the lease liability are recognized over the lease term. The value of the ROU asset is periodically reduced by impairment losses, if any, and adjusted for certain revaluations of the lease liability.
In accordance with the guidance in ASC 842 Leases, the Company has elected not to recognize ROU assets and lease liabilities where the total lease term is less than or equal to twelve months. The payments for such leases are recognized as rent expense within Selling, general and administrative expenses or Cost of goods sold in the Consolidated Statements of Operations on a straight-line basis over the lease term.
See Note 5 for additional information on leases.
(q)
Revenue Recognition

Revenue is recognized by the Company in accordance with ASC 606 Revenue from Contracts with Customers. Through application of ASC 606, the Company recognizes revenue to depict the transfer of promised goods to the customer in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods.
In order to recognize revenue under ASC 606, the Company applies the following five (5) steps:
•
Identify a customer along with a corresponding contract;

•
Identify the performance obligation(s) in the contract to transfer goods to a customer;

•
Determine the transaction price the Company expects to be entitled to in exchange for transferring promised goods to a customer;

•
Allocate the transaction price to the performance obligation(s) in the contract; and

•
Recognize revenue when or as the Company satisfies the performance obligation(s).

Revenue consists of wholesale and retail sales of cannabis and other cannabis-derived and related products. Wholesale and retail sales are both generally recognized at a point in time when control over the goods has been transferred to the customer and is recorded net of sales discounts. For retail sales, payment is typically due upon transferring the goods to the customer. For wholesale sales, payment is typically due upon transferring the goods to the customer or within a specified time period permitted under agreed-upon payment terms.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
Revenue is recognized upon the satisfaction of the performance obligation. The Company satisfies its performance obligation and transfers control upon delivery and acceptance by the customer. For some of its locations, the Company has customer loyalty programs where retail customers accumulate points based on their level of spending and use these points for discounts on cannabis and cannabis related products. These points are recorded as a contract liability until customers redeem their points for discounts. In addition, the Company records a performance obligation as a reduction of revenue based on the estimated probability of point redemption, which is calculated based on a standalone selling price and using historical redemption rates. Upon redemption, the loyalty program obligation is relieved, and the offset is recorded as revenue. In the event of a product recall, the expected value method is utilized to estimate the financial impact and a reduction of revenue is recorded. See Note 12 for additional information on revenue.
(r)
Excise Tax

The Company recognizes excise tax and community benefit fees as Cost of goods sold or Selling, general and administrative expense based on whether the tax is generated on production of cannabis or as part of selling costs, respectively.
(s)
Share-Based Compensation

The Company measures equity settled share-based payments based on their fair value at the grant date and recognizes compensation expense over the vesting period based on the Company’s estimate of equity instruments that will eventually vest. For awards with performance conditions, compensation expense is recognized over the service period of awards and adjusted for the probability of achievement of performance-based goals. Expected forfeitures are estimated at the date of grant and subsequently adjusted if further information indicates actual forfeitures may vary from the original estimate. The impact of the revision of the original estimate is recognized in profit or loss such that the cumulative expense reflects the revised estimate. For share-based payments granted to non-employees, the compensation expense is measured at the fair value of the equity instrument on the grant date. For awards where the holder has the election of settling their award in either cash or equity, the fair value of share-based compensation is recorded as a liability and remeasured at the end of each reporting period until the corresponding awards are settled.
(t)
Earnings (Loss) Per Share

Earnings (loss) per share (“EPS”) is calculated by dividing the net earnings or loss attributable to shareholders by the weighted average shares outstanding during the period. The Company presents basic and diluted EPS in the Consolidated Statements of Operations. Basic EPS is calculated by dividing the profit or loss attributable to shareholders by the weighted average number of shares outstanding during the period. Diluted EPS is determined by adjusting the profit or loss attributable to shareholders and the weighted average number of shares outstanding for the effects of all dilutive potential shares, which are comprised of redeemable Cresco Labs, LLC shares; options, warrants, and restricted stock units (“RSUs”) issued. Shares with anti-dilutive impacts are excluded from the calculation. The number of shares included with respect to redeemable shares, options, warrants, and RSUs is computed using the treasury stock method.
Potentially dilutive shares as of December 31, 2021 and 2020, which were excluded from the calculation of diluted EPS for the periods presented consisted of the following:
(in thousands)	2021	2020
Redeemable shares	115,136	136,077
Options	23,609	9,402
Warrants	9,842	532
RSUs	999	145
Total potentially dilutive shares	149,586	146,156

(u)
Variable Interest Entities

A variable interest entity (“VIE”) is an entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to control the entity’s activities or do not substantially participate in the gains and losses of the entity. Upon inception of a contractual agreement, and thereafter, if a reconsideration event occurs, the Company performs an assessment to determine whether the arrangement contains a variable interest in an entity and whether that entity is a VIE. The primary beneficiary of a VIE is the party that has both the power to direct the activities that most significantly impact the VIE’s economic performance and the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE. Under ASC 810 Consolidations, where the Company concludes that it is the primary beneficiary of a VIE, the Company consolidates the financial results of the entity. See Note 17 for additional information on VIEs.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
(v)
Business Combinations

A business combination is a transaction or event in which an acquirer obtains control of one or more businesses and is accounted for by applying the acquisition method. The total consideration transferred in a business combination is the sum of the fair values of assets transferred, liabilities assumed, and equity interests and other consideration issued by the acquirer in exchange for control of the acquiree. The acquisition date is the date on which the Company obtains control of the acquiree. The identifiable assets acquired, and liabilities assumed are recognized at their acquisition date fair values, except for deferred taxes and share-based payment awards where ASC 805 Business Combinations provides exceptions to recording the amounts at fair value. Acquisition costs of the acquirer are expensed to profit or loss; acquisition costs of the acquiree paid by the acquirer may comprise a portion of consideration transferred. Non-controlling interest in the acquiree, if any, is recognized at fair value.
(w)
Critical Accounting Estimates, Judgments, and Assumptions

The preparation of the Company’s consolidated financial statements under U.S. GAAP requires management to make estimates, judgments, and assumptions about the carrying amounts of certain assets and liabilities. Estimates and related assumptions are based on historical experience and other relevant factors. Actual results may differ from these estimates.
Estimates and underlying assumptions are reviewed on an ongoing basis for reasonableness and relevancy. Where revisions are required, they are recognized in the period in which the estimate is revised for the current as well as future periods that are affected.
Estimates, judgments, and assumptions that have the most significant effect on the amounts recognized in the accompanying consolidated financial statements are described below.
(i)
Expected Credit Loss (“ECL”) on Loans Receivable

The Company calculates ECLs in accordance with ASC 326 Financial Instruments — Credit Losses using the Current ECL methodology. The Company develops a provision matrix and measures the expected credit losses based on lifetime expected credit losses, taking into consideration historical credit loss experience and financial factors specific to the debtors. In developing a provision matrix, the Company (1) determines the appropriate groupings of receivables into categories of shared credit risk characteristics, (2) determines historical loss rates, (3) considers forward-looking macro-economic factors and adjusts historical loss rates to reflect relevant future economic conditions, (4) calculates expected credit losses, and (5) concludes on the accounting implications. The inputs and models used for calculating expected credit losses may not always capture all characteristics of the market at the date of the financial statements. To reflect this, temporary, qualitative adjustments may be made using expert credit judgment. The allowance the Company records, if any, is the sum of these probability-weighted outcomes.
(ii)
Inventory

In calculating final inventory values, management compares the inventory cost to estimated net realizable value. The net realizable value of inventories represents the estimated selling price of inventory in the ordinary course of business, less all estimated costs of completion and costs necessary to complete the sale. The determination of net realizable value requires significant judgment including consideration of factors such as shrinkage, the aging of and future demand for inventory and the future selling price the Company expects to realize by selling the inventory. Reserves for excess and obsolete inventory are based upon quantities on hand, projected volumes from demand forecasts and net realizable value. The estimates are judgmental in nature and are made at a point in time, using available information, expected business plans, and expected market conditions. As a result, the actual amount received on sale could differ from estimates. Periodic reviews are performed on the inventory balance and the impact of changes in inventory reserves is recorded in Cost of goods sold. See Note 3 for additional information.
(iii)
Estimated Useful Lives, Depreciation of Property and Equipment, and Amortization of Intangible Assets

Depreciation of property and equipment and amortization of definite-lived intangible assets are recorded on a straight-line basis over their estimated useful lives, which do not exceed the contractual period, if any. Estimating useful lives of property and equipment and definite-lived intangible assets requires careful judgement. Inappropriate estimations could result in impairment losses recognized in later periods. Both property and equipment and intangible assets are reviewed for impairment periodically.
(iv)
Property and Equipment Impairment

The Company evaluates the carrying value of long-lived assets throughout the reporting period, whenever there is indication that a long-lived asset is impaired. Such indicators include evidence of physical damage, indicators that the economic performance of the asset is worse than expected, or that the decline in asset value is more than the passage of time or normal use, or significant changes occur with an adverse effect on the Company’s business. If any such indication exists, the Company estimates the recoverable amount of the asset. An asset is impaired when its carrying amount exceeds its recoverable amount. The Company measures impairment based on the amount by which the carrying value exceeds the estimated fair value of the

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
long-lived asset. The fair value is determined primarily by using the projected future cash flows. Losses on long-lived assets to be disposed of are determined in a similar manner, except that the fair values are reduced based on an estimate of the cost to dispose or abandon.
(v)
Goodwill and Indefinite-Lived Intangible Asset Impairment

Goodwill and indefinite-lived intangible assets are tested for impairment annually during the fourth quarter and whenever events or changes in circumstances indicate that the carrying amount of these assets has been impaired. In order to determine if the value of these assets might be impaired, the reporting unit to which the assets have been allocated must be valued using present value techniques. When applying this valuation technique, the Company relies on a number of factors, including historical results, business plans, forecasts, market data and discount rates. An estimated fair value is determined using the present value of estimated future cash flows under this methodology, and any excess of recorded goodwill over estimated fair value is written off through impairment expense. Changes in the conditions for these judgments and estimates can significantly affect the assessed value of goodwill and indefinite-lived intangibles. Management has determined the Company’s reporting units that hold such goodwill and indefinite-lived intangible assets to be California, Illinois, Maryland, Arizona, New York, Massachusetts, Ohio, Florida, and Pennsylvania.
(vi)
Business Combinations and Asset Acquisitions

Determination of an acquisition as a business combination or an asset acquisition depends on whether the assets acquired constitute a business. The classification can have a significant impact on the accounting on and subsequent to the acquisition date.
a.
Business Combinations

In determining the fair value of all identifiable assets, liabilities, contingent liabilities and non-controlling interests acquired, the most significant estimates relate to contingent consideration and intangible assets. Management exercises judgment in estimating the probability and timing of when contingent payments are expected to be made and at what amounts, which is used as the basis for estimating fair value. For any intangible asset identified, depending on the type of intangible asset and the complexity of determining its fair value, an independent valuation expert or management may develop the fair value, using appropriate valuation techniques, which are generally based on a forecast of the total expected future net cash flows. The valuations are linked closely to the assumptions made by management regarding the future performance of these assets and any changes in the discount rate applied.
b.
Asset Acquisitions

Acquisitions that do not meet the definition of a business combination are accounted for as an asset acquisition. Consideration paid for an asset acquisition is allocated to the individual identifiable assets acquired and liabilities assumed based on their relative fair values. Goodwill is not recorded as a result of an asset acquisition.
(vii)
Share-Based Compensation

In determining the fair value of share-based awards for the purpose of calculating compensation expense, key estimates such as the rate of forfeiture of awards granted, the expected life of options, the volatility of the Company’s stock price and the risk-free interest rate are used. For awards with performance conditions, additional estimates for the probability of achievement of performance-based goals are also necessary.
(viii)
Income Tax

Provisions for taxes are made using the best estimate of the amount expected to be paid based on a qualitative assessment of all relevant factors. The Company reviews the adequacy of these provisions at the end of the reporting period. However, it is possible that at some future date an additional liability could result from audits by taxing authorities. Where the final outcome of these tax-related matters is different from the amounts that were initially recorded, such differences will affect the tax provisions in the period in which such determination is made.
Uncertain tax positions are recognized and measured using a two-step process: (1) determine whether a benefit may be recognized and (2) measure the amount of the benefit. Tax benefits from uncertain tax positions may be recognized only if it is more likely than not that the tax position is sustainable based on its technical merits. Uncertain tax positions are evaluated at the individual tax position level. The tax benefit is measured by using a cumulative probability model: the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Any interest or penalties related to uncertain tax positions are recognized within Accrued liabilities and Accounts payable in the Consolidated Balance Sheets.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
(ix)
Measurement of ROU Assets and Sale and Leaseback Accounting

Assets and liabilities arising from a lease are initially measured at the present value of the lease payments not yet paid, which are then discounted using the Company’s incremental borrowing rate. The Company applies ASC 842 when accounting for lease transactions. Significant estimates and judgments are involved in determining the implicit interest rate.
A sale and leaseback transaction involves the transfer of an asset to another entity and the leaseback of the same asset. The Company applies ASC 606 and ASC 842 when accounting for sale and leaseback transactions. Significant estimates and judgments applied include determination of the fair value of the underlying asset, transfer of control, and determination of the implicit interest rate. The Company recognizes gains or losses related to the transfer of rights of the asset to the buyer-lessor and measures the ROU asset arising from the leaseback at the retained portion of the previous carrying amount. In cases where the transaction does not qualify for sale and leaseback accounting treatment, the asset is not derecognized, and no gain or loss is recorded. The transaction is treated as a financing transaction. See Note 5 for additional information.
(x)
Fair Value Measurements

Fair value is defined as a price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on a specified date. The Company estimates fair value of financial instruments in accordance ASC 820 “Fair Value Measurement”, using quoted market prices whenever available and utilizing standard pricing models in situations where quoted market prices are not available. See Note 16 for additional information on the inputs utilized in the determination of fair values, including fair value hierarchy considerations.
(xi)
Contingencies

The Company is subject to lawsuits, investigations and other claims related to employment, commercial, regulatory, and other matters that arise out of operations in the normal course of business. At each reporting period, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other accrued expenses.
Contingent liabilities are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value where the effect is material.
(x)
Recasts and Adjustments

During the first quarter of 2021, the Company transitioned from International Financial Reporting Standards to U.S. GAAP. Prior period amounts included throughout the consolidated financial statements have been recast and adjusted to update for historical changes necessary to present the consolidated financial statements in accordance with U.S. GAAP.
(y)
Recently Adopted Accounting Pronouncements

Aside from the transition to U.S. GAAP referred to above, the Company does not have any recently adopted accounting pronouncements during the year ended December 31, 2021.
(z)
Recently Issued Accounting Standards

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40). ASU 2020-06 simplifies and adds disclosure requirements for the accounting and measurement of convertible instruments and the settlement assessment for contracts in an entity’s own equity. The amendments in this update are effective for all business entities for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. We do not expect the adoption of this guidance will have a material impact on the Company’s consolidated financial statements.
In May 2021, FASB issued ASU No. 2021-04 Earnings Per Share (Topic 260), Debt — Modifications and Extinguishments (Subtopic 470-50), Compensation — Stock Compensation (Topic 718), and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40). ASU 2021-04 clarifies and reduces diversity in an issuer’s accounting for modifications or exchanges of freestanding equity-classified written call options due to a lack of explicit guidance in the FASB Codification. The amendments in this update are effective for public business entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. We do not expect the adoption of this guidance will have a material impact on the Company’s consolidated financial statements.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 3.   INVENTORY
Inventory as of December 31, 2021 and 2020, consisted of the following:
($ in thousands)	2021	2020
Raw materials	$38,618	$23,203
Raw materials – non-cannabis	22,260	15,288
Work-in-process	26,561	7,530
Finished goods	49,204	21,162
Total Inventory	$136,643	$67,183
The Company wrote off $2.7 million and $1.1 million of inventory during the years ended December 31, 2021 and 2020, respectively. These write-offs are included in Cost of goods sold presented on the Consolidated Statements of Operations.
NOTE 4.   PROPERTY AND EQUIPMENT
As of December 31, 2021 and 2020, Property and equipment consisted of the following:
($ in thousands)	Land and Buildings	Machinery and Equipment	Furniture and Fixtures	Leasehold Improvements	Website, Computer Equipment and Software	Vehicles	Construction In Progress	Total
Cost
Balance as of January 1, 2020	$72,803	$15,650	$10,458	$41,638	$2,715	$715	$42,048	$186,027
Additions	6,278	5,915	4,820	5,198	2,414	879	45,193	70,697
Transfers	27,581	1,290	2,191	30,548	125	21	(61,756)	—
Disposals	—	(110)	(33)	(214)	(24)	—	—	(381)
Sales related to sale and leaseback transactions	(10,136)	—	—	—	—	—	(11,403)	(21,539)
Additions from acquisition	—	455	473	11,069	585	331	5,166	18,079
Effect of foreign exchange and other adjustments	—	6	(273)	130	(43)	—	(51)	(231)
As of December 31, 2020	$96,526	$23,206	$17,636	$88,369	$5,772	$1,946	$19,197	$252,652
Additions	7,873	5,772	4,484	12,339	1,650	921	63,413	96,452
Transfers	4,021	4,923	3,560	39,494	580	65	(52,646)	(3)
Disposals	—	(130)	(407)	(811)	(23)	(30)	—	(1,401)
Additions from acquisition	39,106	5,279	834	12,448	111	377	12,839	70,994
Effect of foreign exchange and other adjustments	(642)	(82)	120	939	58	(21)	44	416
As of December 31, 2021	$146,884	$38,968	$26,227	$152,778	$8,148	$3,258	$42,847	$419,110
Accumulated depreciation
Balance as of January 1, 2020	$(511)	$(1,248)	$(994)	$(3,142)	$(743)	$(160)	$—	$(6,798)
Depreciation	(1,522)	(1,987)	(2,205)	(10,197)	(1,263)	(333)	—	(17,507)
Sales related to sale and leaseback transactions	—	—	—	457	—	—	—	457
As of December 31, 2020	$(2,033)	$(3,235)	$(3,199)	$(12,882)	$(2,006)	$(493)	$—	$(23,848)

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 4.   PROPERTY AND EQUIPMENT (Continued)
($ in thousands)	Land and Buildings	Machinery and Equipment	Furniture and Fixtures	Leasehold Improvements	Website, Computer Equipment and Software	Vehicles	Construction In Progress	Total
Depreciation	(5,465)	(3,603)	(4,387)	(10,358)	(1,882)	(588)	—	(26,283)
Disposals	—	74	140	297	13	19	—	543
Adjustments	—	(57)	(133)	(206)	(52)	18	—	(430)
As of December 31, 2021	$(7,498)	$(6,821)	$(7,579)	$(23,149)	$(3,927)	$(1,044)	$—	$(50,018)
Net book value
As of December 31, 2020	$94,493	$19,971	$14,437	$75,487	$3,766	$1,453	$19,197	$228,804
As of December 31, 2021	$139,386	$32,147	$18,648	$129,629	$4,221	$2,214	$42,847	$369,092
As of December 31, 2021 and 2020, costs related to construction at the Company’s facilities and dispensaries were capitalized in construction in progress and not depreciated. Depreciation will commence when construction is completed, and the facilities and dispensaries are available for their intended use. Land costs at each balance sheet date are included in Land and Buildings.
Depreciation of $26.3 million and $17.5 million was incurred during the years ended December 31, 2021 and 2020, respectively, of which $6.5 million and $4.1 million, respectively, is included in Selling, general and administrative expenses, with the remainder in Cost of goods sold and ending inventory.
As of December 31, 2021 and 2020, ending inventory includes $9.1 million and $3.7 million of capitalized depreciation, respectively. For the years ended December 31, 2021 and 2020, $14.3 million and $11.4 million, respectively, of depreciation was recorded to Cost of goods sold, which includes $3.6 million and $2.0 million, respectively, related to depreciation capitalized to inventory in prior years. There were no impairment losses related to property and equipment for the years ended December 31, 2021 and 2020, respectively.
NOTE 5.   LEASES
The Company is the lessee in all of its leasing arrangements and has entered into leases primarily for its corporate offices, cultivation and processing facilities, and dispensaries. Depending upon the type of lease, the original lease terms generally range from less than 1 year to 20 years. Certain leases include renewal options ranging from less than one year to 35 years. The Company is reasonably certain to exercise renewal options ranging from 1 year to 10 years on certain leases.
As of December 31, 2021 and 2020, the Company’s leases include real estate ROU assets of $88.0 million and $71.8 million, respectively. During the year ended December 31, 2021, the Company recognized 24 new operating and finance leases through acquisitions. See Note 10 for additional details on these acquisition transactions. During March 2021, the Company’s ROU assets and lease liabilities were reduced due to the derecognition of 26 operating leases in connection with the sale of 180 Smoke.
Total lease-related interest expense of $4.1 million and $3.1 million was recorded for the years ended December 31, 2021 and 2020, respectively.
Total finance lease asset depreciation of $2.6 million and $2.0 million was recorded for the years ended December 31, 2021 and 2020, respectively. For the years ended December 31, 2021 and 2020, $2.3 million and $1.6 million, respectively, of leasing depreciation is included in Selling, general and administrative expense with the remainder in Cost of goods sold and ending inventory.
Total rent expense related to operating leases of $17.7 million and $14.0 million was recorded for the years ended December 31, 2021 and 2020, respectively. For the years ended December 31, 2021 and 2020, $6.5 million and $4.6 million, respectively, of rent expense is included in Selling, general and administrative expense with the remainder in Cost of goods sold and ending inventory.
The Company has received tenant improvement allowance reimbursements of $28.6 million and $24.3 million across all finance and operating leasing arrangements for the years ended December 31, 2021 and 2020, respectively, and has received tenant improvement allowance reimbursements of $7.5 million and $3.0 million for other financing transactions for the years ended December 31, 2021 and 2020, respectively. The Company expects to receive an additional $8.4 million from lease transactions and $0.3 million from other financing transactions in future periods.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 5.   LEASES (Continued)
Some leases contain variable lease payments based on an index or rate. These rates are initially measured using the index or rate in effect at lease commencement, and changes to index-based lease payments are recognized in profit or loss in the period of the change and are immaterial.
As of December 31, 2021 and 2020, ending inventory includes $0.1 million and $0.2 million, respectively, of capitalized depreciation and rent expense. For the years ended December 31, 2021 and 2020, $0.4 million and $0.6 million, respectively, of depreciation and rent expense was recorded to Cost of goods sold, which includes $0.2 million and $0.4 million, respectively, related to depreciation and rent expense capitalized to inventory in prior years.
The Company has elected not to recognize ROU assets and lease liabilities where the total lease term is less than or equal to twelve months. For these short-term lease agreements, the Company recorded $2.1 million and $1.1 million in rent expense for the years ended December 31, 2021 and 2020, respectively, within Selling, general and administrative expenses. The Company recognizes this expense on a straight-line basis over the lease term.
In the prior year, the Company was the lessor in three real estate operating leasing arrangements and one equipment finance leasing arrangement. For the year ended December 31, 2020, the Company recorded rental income in Other (expense) income, net of $0.7 million in relation to the operating leases. In conjunction with the acquisition of Verdant dispensaries, these lessor arrangements were discontinued, and the associated rental income for the year ended December 31, 2021, is immaterial (see Note 10 for information on the Verdant acquisition). At December 31, 2020, deferred rent receivable for operating and finance leases were also immaterial. As of December 31, 2020, the Company had no outstanding sublease receivables.
During the year ended December 31, 2021, the Company entered into no financing or sale and leaseback transactions. During the year ended December 31, 2020, the Company entered into financing and sale and leaseback transactions in the following locations:
•
Yellow Springs, Ohio — Cultivation and processing facilities (financing)

•
Elmwood Park, Illinois — Dispensary (financing)

•
Marshall, Michigan — Cultivation and processing facility (sale and leaseback)

•
Chicago, Illinois — Retail facility (sale and leaseback)

•
Fall River, Massachusetts — Cultivation and dispensary facility (sale and leaseback)

Closing costs and settlement fees totaled $0.5 million. Selling prices totaled $29.9 million for these transactions, net of transaction costs. ROU assets increased by $15.1 million, lease liabilities increased by $12.7 million, and financing liabilities increased by $15.3 million. Expected tenant improvement allowances totaled $52.9 million, net of $0.5 million in fees. Additional information for each transaction in 2020 is presented below.
Financing Transactions
•
On January 24, 2020, the Company closed on a financing transaction to sell its Yellow Springs, Ohio processing facility to Innovative Industrial Properties, Inc. (“IIP”). Under a long-term agreement, the Company has leased back the facility and continues to operate and manage it. The selling price for the property was $10.4 million, net of transaction costs. The Company is making certain improvements to the property that will significantly enhance production capacity, for which IIP has agreed to provide reimbursement of up to $2.9 million. Assuming full reimbursement for such improvements, IIP’s total investment in the properties will be $13.3 million. The lease has a term of 15 years and was recorded as a financing liability totaling $12.5 million.

•
On April 2, 2020, the Company closed on a financing transaction to sell its Elmwood Park, Illinois dispensary to CHP Elmwood Park. Under a long-term agreement, the Company has leased back the dispensary and continues to operate and manage it. The selling price for the property was $1.4 million, net of transaction costs. The lease has a term of 10 years and was recorded as a financing liability totaling $1.5 million.

Sale and Leaseback Transactions
•
On April 22, 2020, the Company closed on a sale and leaseback transaction to sell its Marshall, Michigan processing facility to IIP. Under a long-term agreement, the Company has leased back the facility and continues to operate and manage it. The selling price for the property was $4.5 million, net of transaction costs. The Company is making certain improvements to the property that will significantly enhance production capacity, for which IIP has agreed to provide reimbursement of up to $27.0 million. Assuming full reimbursement for such improvements, IIP’s total investment in the properties will be $31.5 million. The lease has a term of

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 5.   LEASES (Continued)
15 years and was recorded as an operating lease which resulted in a ROU asset and related lease liability of $2.2 million with an additional financing component totaling $1.1 million.
•
On June 26, 2020, the Company closed on a sale and leaseback transaction to sell its Chicago, Illinois retail facility to Clear Height Properties (“CHP”). Under a long-term agreement, the Company has leased back the retail facility and continues to operate and manage it. The selling price for the property was $7.2 million, net of transaction costs. Additional improvements for the property total $2.5 million, assuming full funding, increasing the total investment to $9.7 million. The lease has a term of 10 years and was recorded as an operating lease which resulted in a ROU asset of $6.6 million and related lease liability of $4.1 million.

•
On June 30, 2020, the Company closed on a sale and leaseback transaction to sell its Fall River, Massachusetts processing facility to IIP. Under a long-term agreement, the Company has leased back the facility and continues to operate and manage it. The selling price for the property was $6.4 million, net of transaction costs. The Company is making certain improvements to the property that will significantly enhance production capacity, for which IIP has agreed to provide reimbursement of up to $21.0 million. Assuming full reimbursement for such improvements, IIP’s total investment in the properties will be $27.4 million. The lease has a term of 20 years and was recorded as an operating lease which resulted in a ROU asset and related lease liability of $6.3 million with an additional financing component totaling $0.3 million. As part of the transaction, the Company settled the Hope Heal Health loan totaling $0.6 million.

As of December 31, 2021, maturities of lease liabilities were as follows:
($ in thousands)	Total	Operating Leases	Finance Leases
2022	$24,242	$18,971	$5,271
2023	24,260	18,832	5,428
2024	24,593	18,989	5,604
2025	26,102	20,348	5,754
2026	26,423	20,528	5,895
Thereafter	207,288	174,141	33,147
Total lease payments	$332,908	$271,809	$61,099
Less: imputed interest	(184,810)	(154,871)	(29,939)
Less: tenant improvement allowance	(8,370)	(7,671)	(699)
Present value of lease liabilities	139,728	109,267	30,461
Less: current lease liabilities	(20,792)	(16,348)	(4,444)
Present value of long-term lease liabilities	$118,936	$92,919	$26,017
As of December 31, 2021 and 2020, the Company had long-term financing liabilities of $87.6 million and $80.4 million, respectively. During 2021, the Company recorded interest payments of $12.6 million and interest expense of $11.6 million related to these liabilities. During 2020, the Company recorded interest payments of $10.9 million and interest expense of $10.6 million.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 5.   LEASES (Continued)
As of December 31, 2021, maturities of finance liabilities were as follows:
($ in thousands)	Financing Liabilities
2022	$12,881
2023	13,204
2024	13,535
2025	13,875
2026	14,223
Thereafter	126,445
Total finance payments	$194,163
Less: interest	(96,094)
Less: tenant improvement allowance	(273)
Present value of finance liabilities	97,796
Less: short-term finance liabilities	(10,217)
Present value of long-term finance liabilities	$87,579
Other information related to leases as of and for the years ended December 31, 2021 and 2020 was as follows:
	2021		2020
($ in thousands)	Operating Leases	Finance Leases	Operating Leases	Finance Leases
Right-of-use assets	$62,329	$25,688	$47,765	$24,029
Lease liabilities (current)	16,348	4,444	14,013	4,027
Lease liabilities (non-current)	92,919	26,017	47,528	26,940
Weighted average remaining lease term(1)	4.7	11.2	13.3	12.1
Weighted average remaining discount rate	13.5%	13.8%	14.8%	14.0%

(1)
Note that Weighted average remaining lease term does not include extensions which we are reasonably certain to enter into.

As the interest rate implicit in a lease is generally not readily determinable, the Company uses an incremental borrowing rate to determine the present value of the lease payments. The incremental borrowing rate represents the risk-adjusted rate of interest the Company would have to pay to borrow on a collateralized basis over a similar economic environment and term.
Cash paid for amounts included in the measurement of lease liabilities for the years ended December 31, 2021 and 2020 are as follows:
($ in thousands)	2021	2020
Interest paid on finance leases	$4,742	$2,268
NOTE 6.   INVESTMENTS
The following is a detailed discussion of the Company’s types of investments held:
(a)
Fair Value Investments

The Company has investments in four entities: 420 Capital Management, LLC (“420 Capital”), a cannabis investment company; Lighthouse Strategies, LLC (“Lighthouse”), a diversified cannabis investment company; IM Cannabis Corp. (“IMC”), a pharmaceutical manufacturer that specializes in cannabis; and OLD PAL LLC (“Old Pal”), a cannabis operator/licensor.
Upon the acquisition of CannaRoyalty Corp. (“Origin House”) on January 8, 2020, the Company obtained a 1.3% ownership stake in Fleurish Cannabis Inc. (“Fleurish”) for a fair value of $0.1 million as of the acquisition date. During the second quarter of 2021,

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 6.   INVESTMENTS (Continued)
the Company determined that the Fleurish equity shares had no value due to the Fleurish’s continuing declining financial health. As a result, during the second quarter of 2021, the Company fully impaired the investment in Fleurish.
Upon the acquisition of Bluma on April 14, 2021, the Company obtained a 13.3% ownership stake in Aloha Holdings of Illinois (“Aloha”), an entity applying for a license to open a cannabis dispensary in Illinois, for a fair value of $0.1 million, and 0.8% ownership stake in Old Pal for a fair value of $0.6 million. During the third quarter of 2021, the Company fully impaired the investment in Aloha due to Aloha having an unsuccessful license application in Illinois. The 420 Capital, Lighthouse, and Old Pal investments are held at fair value and are classified as equity securities without a readily determinable value. The IMC investment is classified as a marketable security with a readily determinable fair value. The Fleurish and Aloha investments were classified as equity securities held at fair value without readily determinable values prior to being fully impaired as of 2021.
The following is a summary of the investments held at fair value as of December 31, 2021 and 2020:
($ in thousands)	2021	2020
420 Capital	$68	$68
Lighthouse	542	1,049
Fleurish	—	51
Old Pal	592	—
IMC	4,710	—
Total Investments	$5,912	$1,168
The Company recorded mark-to-market losses of $7.3 million and $0.2 million for the years ended December 31, 2021 and 2020, respectively.
(b)
Equity Method Investments

As part of the Origin House acquisition, the Company acquired an investment in Trichome Financial Corp. (“Trichome”), a lending entity that focuses its investments on cannabis and cannabis-related companies. At the acquisition date, the Trichome investment had a fair value of $4.3 million. The Company’s ownership stake in Trichome upon acquisition and as of December 31, 2020, was approximately 23% (carrying value of $3.2 million). During March 2021, the Company derecognized the Trichome equity method investment as part of an ownership conversion to shares in IMC. The Company recognized a gain on conversion of $9.3 million in Other income (expense), net as the IMC investment exceeded the $2.1 million carrying value of Trichome on the date of conversion.
No distributions were made by the investee to the Company related to investments for any of the respective periods.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 7.   INTANGIBLE ASSETS AND GOODWILL
As of December 31, 2021 and 2020, Intangible assets and Goodwill consisted of the following:
($ in thousands)	Customer Relationships	Trade Names	Permit Application Costs	Licenses	Other Intangibles(a)	Goodwill	Total
Cost
Balance at January 1, 2020	$6,929	$—	$6,842	$83,447	$2,133	$134,735	$234,086
Additions	—	—	1,910	—	2,720	—	4,630
Additions from acquisitions	52,200	41,800	—	5,900	2,865	321,928	424,693
Foreign exchange	—	—	—	—	—	5	5
Impairment	—	—	—	—	(1,217)	—	(1,217)
Measurement period adjustments	11,400	(2,100)	—	—	(111)	(6,099)	3,090
Balance at December 31, 2020	$70,529	$39,700	$8,752	$89,347	$6,390	$450,569	$665,287
Additions	—	—	3,169		3,002	—	6,171
Additions from acquisitions	24,250	1,400	—	317,200	1,151	212,140	556,141
Foreign exchange	—	—	—	—	—	—	—
Impairment	(62,900)	(39,000)	—	—	(3,783)	(215,551)	(321,234)
Measurement period adjustments	—	—	—	(2,240)	—	(391)	(2,631)
Disposals	—	—	—	—	(476)	—	(476)
Balance at December 31, 2021	$31,879	$2,100	$11,921	$404,307	$6,284	$446,767	$903,258
Accumulated amortization
Balance at January 1, 2020	$(858)	$—	$(3,265)	$—	$(1,022)	$—	$(5,145)
Amortization	(4,271)	(3,970)	(3,853)	—	(1,938)	—	(14,032)
Balance at December 31, 2020	(5,129)	(3,970)	(7,118)	—	(2,960)	—	$(19,177)
Amortization	932	3,275	(3,330)	—	(642)	—	235
Disposals	—	—	—	—	95	—	95
Balance at December 31, 2021	$(4,197)	$(695)	$(10,448)	$—	$(3,507)	$—	$(18,847)
Net book value
December 31, 2020	$65,401	$35,730	$1,632	$89,347	$3,431	$450,569	$646,110
December 31, 2021	$27,682	$1,405	$1,473	$404,307	$2,777	$446,767	$884,411

(a)
Other Intangibles includes non-compete agreements, non-solicitation agreements, and related amortization.

Amortization of $15.3 million and $14.0 million was recorded for the years ended December 31, 2021 and 2020, respectively, of which $12.8 million and $11.4 million, respectively, of amortization expense, is included in Selling, general and administrative expenses, with the remainder in Cost of goods sold and ending inventory. During the year ended December 31, 2021, the Company recorded an adjustment to accumulated amortization of $15.7 million as part of the impairment write-down of the trade names and customer relationship intangibles.
During 2021, the Company mutually terminated the agreement for exclusive distribution rights with a third-party vendor which resulted in the impairment of the remaining net book value of the market-related intangible of $0.8 million. Management determined that the Company’s shift in strategy to reduce third-party distribution in California was an indicator of impairment for associated assets. Certain trade names and customer relationship intangibles with remaining net book values of $32.2 million and $57.1 million, respectively, were determined to be fully impaired due to updated cash flow projections associated with these assets. Additionally, $215.6 million in goodwill impairment was recorded to the California reporting unit during the twelve months ended December 31, 2021.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 7.   INTANGIBLE ASSETS AND GOODWILL (Continued)
The following table outlines the estimated annual amortization expense related to intangible assets as of December 31, 2021:
($ in thousands)	Estimated Amortization
2022	$8,672
2023	4,786
2024	4,276
2025	4,349
2026	4,200
Thereafter	7,054
Total estimated amortization	$33,337
As of December 31, 2021 and 2020, ending inventory includes $1.1 million and $1.0 million of capitalized amortization, respectively. For the years ended December 31, 2021 and 2020, $2.4 million and $2.6 million, respectively, of amortization expense was recorded to Cost of goods sold, which includes $1.0 million and $0.7 million, respectively, related to amortization capitalized to inventory in prior years.
License intangible assets of $317.2 million and $5.9 million were acquired from business combinations during the years ended December 31, 2021 and 2020, respectively, and are classified as indefinite-lived intangible assets as the Company cannot continue as a going concern without such licenses. See Note 10 for additional details.
The Company recognized as part of the net assets acquired from the Origin House acquisition $2.4 million of market-related intangible assets for an exclusive distribution agreement with King’s Garden, Inc. (“King’s Garden”), in California, amortized over the life of the agreement. During the year ended December 31, 2020, the Company recorded an impairment charge of $1.2 million on the market-related intangible due to changing market conditions.
On September 29, 2021, the Company entered into a Mutual Termination Agreement with King’s Garden. This agreement ended the exclusive distribution agreement between the two parties. The Company wrote off the remaining $0.8 million of the King’s Garden market-related intangible asset, as a result of this termination agreement.
Annual impairment testing involves determining the recoverable amount of the reporting units to which goodwill is allocated and comparing this to the carrying value of the reporting units. The measurement of the recoverable amount of each reporting unit was calculated based on the higher of the reporting unit’s fair value less costs to sell or value in use, which are Level 3 measurements within the fair value hierarchy.
The calculation of each of the recoverable amounts based on discounting the future cash flows (value in use) was based on the following key assumptions:
•
Cash flows were projected based on the Company’s long-term business plan for each reporting unit for the periods 2022 through 2026.

•
Cash flows beyond 2026 were projected to grow at a perpetual growth rate, which was estimated to be 3%.

•
The business plan contains forecasts based on past experience of actual operating results in conjunction with anticipated future growth opportunities. While the forecast does assume some organic growth, largely related to synergies gained through further incorporation of recent acquisitions into the Company’s infrastructure, the primary engine of growth is strategic in nature.

•
Discount rates applied in determining the recoverable amount of the reporting units range between 11.0% and 13.0% based on the pre-tax weighted average cost of capital of each reporting unit and other peers in the industry. The values assigned to the key assumptions represent Management’s assessment of future trends in the industries in which the reporting units operate and are based on both external and internal sources and historical trend data.

The Company believes a reasonable increase or decrease in the discount rates or perpetual growth rates used in the analysis would not cause the recoverable amount to decrease below the carrying value.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 8.   SHARE CAPITAL
(a)
Authorized

The authorized share capital of the Company, which has no par value, is comprised of the following:
i.
Unlimited Number of Subordinate Voting Shares

Holders of SVS will be entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company will have the right to vote. At each such meeting, holders of SVS will be entitled to one vote in respect of each SVS held. As long as any SVS remain outstanding, the Company will not, without the consent of the holders of the SVS by separate special resolution, prejudice or interfere with any right attached to the SVS. Holders of SVS will be entitled to receive as and when declared by the directors of the Company, dividends in cash or property of the Company.
ii.
Unlimited Number of Proportionate Voting Shares

Holders of PVS will be entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company will have the right to vote. At each such meeting, holders of PVS will be entitled to one vote in respect of each SVS into which such PVS could ultimately be converted to 200 votes per PVS. As long as any PVS remain outstanding, the Company will not, without the consent of the holders of the PVS and MVS by separate special resolution, prejudice or interfere with any right or special right attached to the PVS. The holder of PVS have the right to receive dividends, out of any cash or other assets legally available therefore, pari passu as to dividends and any declaration or payment of any dividend on the SVS.
iii.
500,000 Super Voting Shares

Holders of MVS shall be entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company shall have the right to vote. At each such meeting, holders of MVS shall be entitled to 2,000 votes in respect of each MVS held.
iv.
Unlimited Number of Special Subordinate Voting Shares

Holders of SSVS will be entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company will have the right to vote. At each such meeting, holders of SSVS will be entitled to a 0.00001 vote in respect of each SSVS held. As long as any SSVS remain outstanding, the Company will not, without the consent of the holders of the SSVS by separate special resolution, prejudice or interfere with any right attached to the SSVS. Holders of SSVS will be entitled to receive dividends in cash or property of the Company, if and when declared by the Board of Directors (the “Board”).
v.
Redeemable Units

As part of the Transaction, unit holders of Cresco Labs, LLC exchanged their units for a new class of redeemable units in Cresco Labs, LLC. Each redeemable unit is only exchangeable for the equivalent of one SVS in Cresco Labs Inc. (without any obligation to redeem in cash). These unit holders hold an interest only in Cresco Labs, LLC; they participate in the earnings of only Cresco Labs, LLC and not the earnings of the combined entity.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 8.   SHARE CAPITAL (Continued)
(b)
Issued and Outstanding

As of December 31, 2021 and 2020, issued and outstanding shares and units consisted of the following:
(in thousands)	Redeemable Units	Subordinate Voting Shares (SVS)*	Proportionate Voting Shares (PVS)**	Super Voting Shares (MVS)	Special Subordinate Voting Shares
Beginning balance, January 1, 2020	142,172	73,600	57,937	500	—
Options and warrants exercised	—	1,711	12	—	—
RSU issued	—	2,062	—	—	—
Issuance of shares related to acquisitions	—	69,929	233	—	—
Issuance of shares related to distribution agreements	—	249	—	—	—
Cresco LLC redemption	(15,834)	15,681	—	—	—
PVS converted to SVS	—	28,871	(28,871)	—	—
Issuances related to employee taxes on certain share-based payment arrangements	—	1,336	—	—	—
Share issuances	—	792	—	—	1
Ending balance, December 31, 2020	126,338	194,231	29,311	500	1
Options and warrants exercised	—	3,030	—	—	—
RSUs issued	—	351	—	—	—
Issuance of shares related to acquisitions	—	35,425	—	—	—
Issuance of shares related to distribution agreements	—	(249)	—	—	—
Cresco LLC redemption	(16,897)	16,897	—	—	—
PVS converted to SVS	—	8,644	(8,644)	—	—
Issuances related to employee taxes on certain share-based payment arrangements	—	173	—	—	—
Share issuances	—	11,469	—	—	—
Ending balance, December 31, 2021	109,441	269,971	20,667	500	1

*
SVS includes shares pending issuance or cancellation.

**
PVS presented on an “as-converted” basis to SVS (1-to-200).

***
SSVS presented on an “as-converted” basis to SVS (1-to-0.00001).

(i)
Share Issuances

In December 2019, the Company entered into an agreement with Canaccord Genuity Corp (“Canaccord”) to sell up to C$55.0 million SVS at an at-the-market price. During the year ended December 31, 2020, the Company issued 0.7 million shares at a weighted average price of $4.70 per share. During the year ended December 31, 2020, gross proceeds were $3.5 million, offset by equity issuance costs of $0.2 million. The Company recognized gains of $7.4 million in equity during the year ended December 31, 2021 related to share issuances for shares withheld for employee taxes on certain share-based payment arrangements as a result of the change in share price between employee exercise and sale of shares. In April 2021, the Company announced a new agreement with Canaccord to sell up to $100.0 million of SVS to replace the prior agreement which was set to expire in August 2021. This agreement replaced the December 2019 agreement and related fees of $0.3 million were reclassified from share capital to Other expense (income), net.
During the year ended December 31, 2020, the Company issued 44.0 thousand SVS, valued at $0.2 million. The Company recognized gains on the sale of the shares and foreign currency exchange of $0.5 million in equity during the year ended December 31, 2020 as a result of the change in share price between employee exercise and sale of shares.
The Company issued 0.6 thousand SSVS (as-converted), valued at $3 thousand during the year ended December 31, 2020.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 8.   SHARE CAPITAL (Continued)
(ii)
Issuance of Shares — Private Placement

In January 2021, the Company closed an offering of 9.9 million SVS at a price of C$16.00 ($12.67) per share. The Company received cash proceeds of $120.7 million, net of $3.4 million in commission and other fees, with a corresponding increase to share capital of $124.1 million.
(iii)
Issuance of Shares — Arrangement

In February 2021, a binding settlement was reached with a former executive of the Company for payment of 1.3 million SVS to the counterparty relating to certain equity awards previously held by the counterparty in exchange for a number of covenants, including non-solicitation, non-hire, certain provisions surrounding voting rights and limitations on future sales of Company shares. See Note 15 for additional information about the arrangement.
(iv)
Issuance of Shares — 2021 Acquisitions

During the year ended December 31, 2021, the Company issued shares in conjunction with acquisitions as follows:
(in thousands)	Acquisition date	SVS shares issued	Replacement shares issued	Equity-based consideration
Verdant	February 16, 2021	127	—	$2,004
Bluma	April 14, 2021	15,061	814	193,310
Cultivate	September 02, 2021	4,818	—	46,643
Cure Penn	November 25, 2021	6,167	—	54,240
Laurel Harvest	December 10, 2021	8,354	—	65,844

(v)
Issuance of Shares — Origin House

In January 2020, in conjunction with the acquisition of Origin House, the Company issued 66.5 million SVS, valued at $396.6 million.
During the year ended December 31, 2020, the Company issued 1.6 million SVS, valued at $7.2 million, to satisfy certain obligations related to deferred consideration related to legacy acquisitions by Origin House.
In May 2020, the Company issued 0.3 million SVS, valued at $1.0 million, in accordance with the post combination remuneration agreement associated with Origin House’s previous acquisition of FloraCal Farms.
In May 2020, the Company also issued 0.8 million SVS, valued at $2.2 million, to settle the deferred consideration associated with Origin House’s previous acquisition of Cub City, LLC.
In November 2020, the Company recognized 0.2 million SVS to be issued to King’s Garden with a value of $2.5 million for renewal of the exclusive distribution agreement. These shares can be issued any time during the renewal term. See Note 7 for additional details.
During the year ended December 31, 2020, the Company cancelled 0.2 million SVS, valued at $0.9 million, in connection with the settlement of a contingent liability related to the Origin House acquisition.
(vi)
Issuance of Shares — Valley Agriceuticals, LLC (“Valley Ag”)

During the year ended December 31, 2020, the Company issued 0.3 million PVS (as-converted), valued at $1.2 million to satisfy certain obligations related to interest on deferred consideration.
In May 2020, the Company issued 0.5 million SVS, valued at $1.5 million to satisfy a portion of the Company’s make-whole liability. See Notes 10 and 16 for further details.
(vii)
Issuance of Shares — MedMar Lakeview

In April 2020, the Company issued 0.1 million SVS, valued at $0.4 million, to satisfy certain obligations related to contingent consideration.
In August 2020, the Company issued 19 thousand SVS, valued at $0.1 million, to satisfy certain obligations related to contingent consideration.
In December 2020, the Company issued 0.1 million SVS, valued at $1.1 million, to satisfy certain obligations related to contingent consideration. See Note 10 for further details.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 8.   SHARE CAPITAL (Continued)
(viii)
Issuance of Shares — Tryke Companies, LLC

In April 2020, the Company issued 0.3 million SVS, valued at $1.3 million, in accordance with the termination agreement which canceled the previously announced purchase agreement to acquire certain assets of and an interest in Tryke Companies, LLC, and certain subsidiaries and affiliates.
(c)
Stock Purchase Warrants

Each whole warrant entitles the holder to purchase one SVS or PVS of the Company. A summary of the status of the warrants outstanding is as follows:
	Number of warrants* (in thousands)	Weighted-average exercise price
Balance as of January 1, 2020	6,454	$7.73
Exercised	(271)	6.05
Balance as of December 31, 2020	6,183	$7.80
Bluma replacement warrants	4,665	11.64
Exercised	(721)	6.15
Forfeited	(285)	11.64
Balance as of December 31, 2021	9,842	$9.63

*
PVS presented on an “as-converted” basis to SVS (1-to-200)

As part of the Bluma acquisition in the second quarter of 2021, the Company issued 4.7 million Cresco warrants valued at $18.4 million in exchange for Bluma warrants that were issued and outstanding on the acquisition date. The issued warrants are equity-classified.
During the year ended December 31, 2021, the Company recorded $5.1 million of warrant exercises into share capital, primarily related to exercises of 0.2 million warrants related to the Bluma acquisition, which were exercised for $2.2 million resulting in an increase to share capital of $2.9 million and 0.5 million of equity-classified Valley Ag acquisition warrants, resulting in an increase to share capital of $2.2 million. During the year ended December 31, 2020, the Company recorded $2.5 million of warrant exercises into share capital primarily related to 0.2 million equity-classified broker warrants were exercised prior to their expiration for, resulting in an increase to share capital of $2.0 million.
The 9.8 million outstanding warrants are from issuances to underwriters associated with the September 2019 financing, sellers from the Valley Ag acquisition, and Bluma replacement awards. Of the total outstanding warrants, 4.2 million are classified as current liabilities, and 5.6 million are classified as equity. See Note 16 for information about valuation of liability-classified warrants.
(d)
Distribution to Non-controlling Interest Holders

As of December 31, 2021 and December 31, 2020, the Company accrued for tax-related distributions to 2021 and 2020 unit holders of Cresco Labs, LLC and other minority interest holders of $36.4 million and $64.0 million respectively. These distributions will reduce non-controlling interest upon payment.
In accordance with the underlying operating agreements, the Company declared and paid required distribution amounts to 2021 and 2020 unit holders of Cresco Labs, LLC and other minority holders of $73.6 million during the year ended December 31, 2021. Similarly, the Company paid required tax distribution amounts to 2020 and 2019 unit holders of Cresco Labs, LLC and other minority interest holders of $16.8 million, during the year ended December 31, 2020.
(e)
Changes in Ownership and Non-controlling Interests

During the year ended December 31, 2021, redemptions of 16.9 million redeemable units occurred which were converted into an equivalent number of SVS. This redemption resulted in a decrease of 6.7% in non-controlling interest in Cresco Labs, LLC.
During the year ended December 31, 2020, redemptions of 15.7 million redeemable units occurred which were converted into an equivalent number of SVS. This redemption resulted in a decrease of 6.2% in non-controlling interest in Cresco Labs, LLC.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 8.   SHARE CAPITAL (Continued)
As of and for the year ended December 31, 2021, non-controlling interest included the following amounts before intercompany eliminations:
($ in thousands)	TSC Cresco, LLC	MedMar Inc. (Lakeview)	MedMar Inc. (Rockford)	Cresco Labs Ohio, LLC	SLO Cultivation Inc.	Other entities including Cresco Labs	Eliminations	Total
Non-current assets	$5,208	$33,698	$22,934	$16,093	$23,422	$1,257,353	$—	$1,358,708
Current assets	54,506	95,522	154,929	64,897	97,276	250,029	(295,404)	421,755
Non-current liabilities	—	(11,213)	(3,443)	(12,286)	(14,071)	(653,320)	—	(694,333)
Current liabilities	(49,726)	(92,049)	(124,597)	(73,441)	(147,993)	(107,143)	306,555	(288,394)
Net assets	$9,988	$25,958	$49,823	$(4,737)	$(41,366)	$746,919	$11,151	$797,736
Net assets attributable to NCI	$2,850	$3,910	$6,123	$18	$(9,143)	$38,424	$—	$42,182
								—
Revenue	$21,549	$48,435	$84,932	$22,661	$21,011	$663,602	$(40,508)	$821,682
Gross profit	13,592	32,020	47,922	10,650	(6,250)	320,419	(12,006)	406,347
Net income (loss)	$12,387	$12,043	$30,666	$(4,627)	$(19,247)	$(328,056)	$—	$(296,834)
Net income (loss) allocated to NCI	$3,097	$1,493	$7,666	$(46)	$(3,849)	$14,402	$—	$22,763
NCI percentage at December 31, 2021	25.0%	12.4%	25.0%	1.0%	20.0%	43.3%

(1)
The NCI percentage reflects the NCI that exists at Cresco Labs, LLC. There is a further 43.3% NCI related to NCI for Cresco Labs Inc.

(2)
The NCI percentage reflects the NCI that exists at Cresco Labs Inc.

(3)
Includes the effect of LLC unit redemptions and other adjustments.

As of and for the year ended December 31, 2020, Non-controlling interest included the following amounts before intercompany eliminations:
($ in thousands)	TSC Cresco, LLC	MedMar Inc. (Lakeview)	MedMar Inc. (Rockford)	Cresco Labs Ohio, LLC	SLO Cultivation Inc.	Other entities including Cresco Labs	Eliminations	Total
Non-current assets	$4,064	$32,397	$20,957	$13,626	$22,744	$889,341	$—	$983,129
Current assets	31,099	26,022	38,178	42,934	80,219	184,871	(153,856)	249,467
Non-current liabilities	—	(11,755)	(2,188)	(12,328)	(10,666)	(367,481)	—	(404,418)
Current liabilities	(24,852)	(32,922)	(28,248)	(46,953)	(118,870)	(164,422)	163,421	(252,846)
Net assets	$10,311	$13,742	$28,699	$(2,721)	$(26,573)	$542,309	$9,565	$575,332
Net assets attributable to NCI	$2,521	$3,308	$4,334	$64	$(5,293)	$97,161	$—	$102,095
Revenue	$16,874	$31,320	$38,417	$14,646	$19,772	$386,257	$(31,035)	$476,251
Gross profit	10,033	16,411	20,092	5,097	(4,461)	164,116	(4,587)	206,701
Net income (loss)	$7,884	$3,606	$10,430	$(6,238)	$(11,219)	$(97,234)	$—	$(92,771)
Net income (loss) allocated to NCI	$1,971	$447	$2,607	$(62)	$(2,244)	$6,667	$—	$9,386
NCI percentage at December 31, 2020	25.0%	12.4%	25.0%	1.0%	20.0%	50.1%

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 8.   SHARE CAPITAL (Continued)

(1)
The NCI percentage reflects the NCI that exists at Cresco Labs, LLC. There is a further 50.1% NCI related to NCI for Cresco Labs Inc.

(2)
The NCI percentage reflects the NCI that exists at Cresco Labs Inc.

(3)
Includes the effect of LLC unit redemptions and other adjustments.

NOTE 9.   SHARE-BASED COMPENSATION
The Company has a share-based compensation plan (the “Plan”) for key employees and service providers. Under the Plan, options issued have no voting rights and vest proportionately over periods ranging from the grant date to four years from the issuance date. Stock options exercised are converted to SVS. The maximum number of shares issued under the Plan shall not exceed 10% of the issued and outstanding shares.
A summary of the status of the options outstanding consisted of the following:
(Shares in thousands)	Number of stock options outstanding	Weighted-average exercise price	Weighted-average remaining contractual life (years)	Aggregate intrinsic value
Outstanding – January 1, 2020	22,920	$3.18	8.60	$99,142
Granted	6,628	5.04
Exercised	(1,820)	2.12
Origin House replacement awards	629	4.24
Forfeited	(5,850)	2.77
Outstanding – December 31, 2020	22,507	$3.96	8.10	$133,604
Exercisable – December 31, 2020	9,853	$3.19	3.40	$65,743
Granted	5,227	11.29
Exercised	(2,589)	1.97
Forfeited	(1,535)	9.51
Outstanding – December 31, 2021	23,610	$5.54	7.70	$53,455
Exercisable – December 31, 2021	12,772	$3.69	7.20	$40,209
During the years ended December 31, 2021 and 2020, options were exercised for gross proceeds of $3.7 million and $1.1 million, respectively.
The following table summarizes the weighted average grant date fair value and total intrinsic value of options exercised for the years ended December 31, 2021 and 2020:
	Year Ended December 31,
(In thousands, except per share data)	2021	2020
Weighted average grant date fair value (per share) of stock option units granted	$7.39	$3.05
Intrinsic value of stock option units exercised, using market price at exercise date	$21,131	$7,000
Weighted average stock price of options on the dates on which options were exercised during the years ended December 31, 2021 and 2020 was $10.13 and $5.96 per option, respectively.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 9.   SHARE-BASED COMPENSATION (Continued)
The fair value of stock options granted under the Plan during the years ended December 31, 2021 and 2020, was determined using the Black-Scholes option-pricing model with the following range of assumptions at the time of the grant:
	2021	2020
Risk-free annual interest rate	0.4% – 1.2%	0.6% – 1.8%
Expected annual dividend yield	0%	0%
Expected stock price volatility	67% to 82.2%	64.9% to 81.0%
Expected life of stock options	5 to 7 years	5 to 7 years
Forfeiture rate	7.5% – 24.9%	5.0% – 15.0%
Fair value at grant date	$4.47 to $8.78	$1.84 to $6.33
Stock price at grant date	$6.62 to $13.10	$2.99 to $9.86
Exercise price range	$6.62 to $13.10	$2.99 to $9.86
Volatility was estimated by using the average historical volatility of comparable companies from a representative group of direct and indirect peers of publicly traded companies, as the Company and the cannabis industry have minimal historical share price history available. An increase in volatility would result in an increase in fair value at grant date. The expected life in years represents the period of time that options issued are expected to be outstanding. The risk-free rate is based on U.S. treasury bills with a remaining term equal to the expected life of the options. The forfeiture rate is estimated based on historical forfeitures experienced by the Company.
During the year ended December 31, 2020, the Company issued 0.6 million replacement options with a weighted average exercise price of $4.24 per option in connection with the Origin House acquisition. The replacement options have expiration dates ranging between October 2022 and August 2028. As of December 31, 2021, 0.3 million options with a weighted average exercise price of $5.16 per option are exercisable.
Restricted Stock Units
The Company has an RSU program to provide employees an additional avenue to participate in the successes of the Company. The fair value of RSUs granted was determined by the fair value of the Company’s share price on the date of grant. A number of RSUs granted had the ability to settle in cash at the employee’s election. These awards were determined to be liability-classified awards and are required to be marked-to-market as of the end of each reporting period through issuance.
A summary of outstanding RSUs is provided below:
(Shares in thousands)	Number of RSUs outstanding	Weighted average fair value
Outstanding – January 1, 2020	404	$8.58
Granted	661	6.00
Origin House replacement awards	3,431	5.96
Vested and settled	(3,436)	5.23
Forfeited	(66)	8.91
Outstanding – December 31, 2020	994	$6.54
Granted	544	11.78
Bluma replacement awards	207	12.17
Vested and settled	(501)	9.20
Forfeited	(151)	8.21
Outstanding – December 31, 2021	1,093	$8.83
Liability-classified as of December 31, 2021	4	$6.62
All liability-classified awards above are vested and pending issuance into shares.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 9.   SHARE-BASED COMPENSATION (Continued)
The following table summarizes the total fair value of RSUs vested for the years ended December 31, 2021 and 2020:
	Year Ended December 31,
($ in thousands)	2021	2020
Total fair value of RSUs vested, using market price at vest date	$4,783	$20,528
Replacement Awards
During the second quarter of 2021, the Company granted replacement RSUs in connection with the Bluma acquisition. Upon closure of the acquisition, the Company accelerated the vesting of all replacement RSUs, recognizing $2.1 million in post combination expense.
During the year ended December 31, 2020, the Company issued replacement RSUs in connection with the Origin House acquisition. As a result of the acquisition, the vesting of the replacement RSUs was accelerated, with Canadian participants having the option to defer settlement. As such, there was no post-acquisition compensation expense recognized for these awards. As of December 31, 2021, 0.1 million replacement RSUs remain outstanding.
Other Share Issuances
During the year ended December 31, 2021, the Company issued replacement shares to existing holders of vested and unissued Bluma RSUs as of the acquisition date and a subscription award as compensation to a former member of key management personnel. A summary of the share movement is provided below:
(In thousands, except per share data)	Shares issued	Fair value (per share)	Compensation expense
Bluma replacement shares	814	$12.17	$239
Subscription award	62	$11.25	$694
Expense Attribution
The Company recorded compensation expense for option awards in the amount of $20.7 million and $15.5 million for the years ended December 31, 2021 and 2020, respectively. For the years ended December 31, 2021 and 2020, the Company expensed $17.7 million and $15.0 million, respectively, to Selling, general and administrative expenses, with the remaining $3.0 million and $0.5 million, respectively, in Cost of goods sold and ending inventory. Unrecognized compensation expense as of December 31, 2021 for option awards was $22.3 million and will be recorded over the course of the next four years.
The Company recorded compensation expense for RSU awards in the amount of $4.6 million and $1.5 million for the years ended December 31, 2021 and 2020, respectively, of which $4.0 million and $1.0 million, respectively, is included in Selling, general and administrative expenses, with the remaining $0.6 million and $0.5 million, respectively, in Cost of goods sold and ending inventory. Unrecognized compensation expense as of December 31, 2021 is $3.2 million and will be recognized over the course of the next four years.
As of December 31, 2021 and 2020, ending inventory includes $1.2 million and $0.2 million capitalized compensation expense related to both options and RSUs, respectively. Ending inventory includes compensation expense reductions attributable to an increased estimated forfeiture rate recognized during the year ended December 31, 2021 based on the Company’s historically experienced forfeitures. For both of the years ended December 31, 2021 and 2020, $2.5 million of compensation expense was recorded to Cost of goods sold, which includes $0.2 million and $1.8 million, respectively, related to compensation expense capitalized to inventory in prior years.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 10.   ACQUISITIONS
(a)   Business Combinations — 2021
The table below summarizes significant business combinations completed during the year ended December 31, 2021:
($ in thousands)	Verdant (i)	Bluma (ii)	Cultivate (iii)	Cure Penn (iv)	Laurel Harvest (v)	Total
Total consideration
Common shares issued	$2,000	$183,262	$46,643	$52,610	$65,844	$350,359
Cash	1,500	—	—	33,304	20,480	55,284
Cashless exercise option on loan	10,000	—	—	—	—	10,000
Settlement of leases	90	—	—	—	—	90
Loan settlement	11,414	21,226	1,852	—	3,339	37,831
Warrants issued	—	18,415	—	—	—	18,415
Replacement RSU awards	—	10,048	—	—	—	10,048
Payment of acquisition-related transaction costs on behalf of the acquiree	—	3,373	1,001	3,135	331	7,840
Payment of 3rd-party debt on behalf of the acquiree	—	—	20,125	—	—	20,125
Deferred consideration	—	1,806	—	—	46,677	48,483
Contingent consideration	—	—	29,642	—	—	29,642
Total consideration	$25,004	$238,130	$99,263	$89,049	$136,671	$588,117
Net identifiable assets (liabilities) acquired
Cash	$1,360	$1,623	$2,938	$751	$937	$7,609
Accounts receivable	—	—	6,494	33	—	6,527
Inventory	1,519	19,244	24,862	2,963	506	49,094
Loans receivable, short-term	—	1,600	—	—	—	1,600
Other current assets	76	1,205	662	134	36	2,113
Property & equipment	996	26,152	30,128	1,845	11,873	70,994
Right-of-use assets	127	13,709	1,304	1,834	859	17,833
Other non-current assets	47	—	—	—	—	47
Customer relationships	1,370	6,700	13,600	2,320	260	24,250
License	16,320	117,000	12,000	70,950	98,690	314,960
Trade name	—	—	1,400	—	—	1,400
Non-compete agreements	—	—	800	270	80	1,150
Investments	—	693	—	—	—	693
Total identifiable assets acquired	$21,815	$187,926	$94,188	$81,100	$113,241	$498,270
Short-term liabilities	(1,601)	(3,733)	(14,585)	(1,186)	(151)	(21,256)
Lease liability	(127)	(13,685)	(1,304)	(1,834)	(859)	(17,809)
Contract liability-loyalty program	—	(456)	—	(355)	—	(811)
Deferred tax liability	(3,968)	(36,940)	(10,597)	—	(30,753)	(82,258)
Total identifiable liabilities acquired	(5,696)	(54,814)	(26,486)	(3,375)	(31,763)	(122,134)
Net identifiable assets acquired	$16,119	$133,112	$67,702	$77,725	$81,478	$376,136
Purchase price allocation
Net identifiable assets acquired	16,119	133,112	67,702	77,725	81,478	376,136
Goodwill	8,885	105,018	31,561	11,324	55,193	211,981
Total consideration	$25,004	$238,130	$99,263	$89,049	$136,671	$588,117

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 10.   ACQUISITIONS (Continued)
(i)
Verdant

On February 16, 2021, the Company completed the acquisition of 100% of the membership interests of Verdant dispensaries in Cincinnati, Chillicothe, Newark and Marion, Ohio. As a result of this acquisition, the Company now holds additional licenses to distribute medical cannabis in the state of Ohio, bringing the Company’s dispensary presence in Ohio to five, the maximum allowed by the state. As of December 31, 2021, the Company has recorded estimates of the fair value of assets acquired and liabilities assumed.
Consideration for the acquisition included 0.1 million SVS issued as of the acquisition date.
During the year ended December 31, 2021, the Company recorded measurement period adjustments related to changes in the valuation of certain intangible assets, lease settlements, and deferred taxes, which resulted in a net reduction in goodwill of $0.2 million.
See sections (vi) and (vii) below for discussion of Contributed Revenue and Net income (loss) and Pro Forma Information, respectively.
(ii)
Bluma

On April 14, 2021, the Company completed the acquisition of 100% of the membership interests of Bluma, a vertically integrated operator in Florida. As a result of this acquisition, the Company now holds a license to cultivate, process, transport, and dispense medical cannabis in the state of Florida, bringing the Company’s dispensary presence in Florida to eight, as of the acquisition date. As of December 31, 2021, the Company recorded preliminary estimates of the fair value of assets acquired and liabilities assumed. While all amounts remain subject to adjustments, the areas subject to the most significant potential adjustments are intangibles, fixed assets, and taxes. Any changes to the preliminary estimates of the fair value of the assets acquired and liabilities assumed will be recorded as adjustments to those assets and liabilities and residual amounts will be allocated to goodwill. Balances are subject to change during the measurement period which will conclude at the earlier of the date the Company receives the information it was seeking about facts and circumstances that existed as of the acquisition date, learns that more information is not obtainable, or one year following the acquisition date.
Consideration for the acquisition included 15.1 million SVS issued as of the acquisition date.
The Company recorded transaction costs of $1.5 million in connection with the Bluma acquisition as Selling, general, and administrative expenses in the Consolidated Statements of Operations for the year ended December 31, 2021.
During the year ended December 31, 2021, the Company recorded measurement period adjustments related to RSU awards, short-term loans receivable, inventory, and deferred taxes, which resulted in a net increase in goodwill of $0.5 million.
See sections (vi) and (vii) below for discussion of Contributed Revenue and Net income (loss) and Pro Forma Information, respectively.
(iii)
Cultivate

On September 2, 2021, the Company completed the acquisition of 100% of the membership interests of Cultivate. As a result of this acquisition, the Company now holds additional licenses to cultivate, process, transport, and dispense medical and adult-use cannabis in the state of Massachusetts, bringing the Company’s dispensary presence in Massachusetts to four. As of December 31, 2021, the Company recorded preliminary estimates of the fair value of assets acquired and liabilities assumed. Balances are subject to change during the measurement period which will conclude at the earlier of the date the Company receives the information it was seeking about facts and circumstances that existed as of the acquisition date, learns that more information is not obtainable, or one year following the acquisition date. While all amounts remain subject to adjustments, the areas subject to the most significant potential adjustments are inventory, fixed assets, intangible assets, deferred tax assets and liabilities, consideration (working capital adjustment) and short-term liabilities. Any changes to the preliminary estimates of the fair value of the assets acquired and liabilities assumed will be recorded as adjustments to those assets and liabilities and residual amounts will be allocated to goodwill.
Consideration for the acquisition included 4.8 million SVS issued as of the acquisition date.
During the year ended December 31, 2021, the Company recorded measurement period adjustments related to property and equipment, short-term liabilities, and deferred taxes, which resulted in a net reduction in goodwill of $0.7 million.
The Company recorded transaction costs of $1.6 million in connection with the Cultivate acquisition as Selling, general, and administrative expenses in the Consolidated Statements of Operations for the year ended December 31, 2021.
See sections (vi) and (vii) below for discussion of Contributed Revenue and Net income (loss) and Pro Forma Information, respectively.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 10.   ACQUISITIONS (Continued)
(iv) Cure Penn
On November 25, 2021, the Company announced that it had completed the acquisition of 100% of the membership interests of Cure Penn. As a result of this acquisition, the Company holds additional licenses to dispense medical cannabis in the state of Pennsylvania, bringing the Company’s dispensary presence in Pennsylvania to eight as of the date of acquisition. As of December 31, 2021, the Company recorded preliminary estimates of the fair value of assets acquired and liabilities assumed. Balances are subject to change during the measurement period which will conclude at the earlier of the date the Company receives the information it was seeking about facts and circumstances that existed as of the acquisition date, learns that more information is not obtainable, or one year following the acquisition date. While all amounts remain subject to adjustments, the areas subject to the most significant potential adjustments are intangible assets, consideration (working capital adjustment), and short-term liabilities. Any changes to the preliminary estimates of the fair value of the assets and liabilities assumed will be recorded as adjustments to those assets and liabilities and residual amounts will be allocated to goodwill.
Consideration for the acquisition included 6.2 million SVS issued as of the acquisition date.
See sections (vi) and (vii) below for discussion of Contributed Revenue and Net income (loss) and Pro Forma Information, respectively.
(v)   Laurel Harvest
On December 10, 2021, the Company announced that it had completed the acquisition of 100% of the membership interests of Laurel Harvest. As a result of this acquisition, the Company holds additional licenses to cultivate, process, transport, and dispense medical cannabis in the state of Pennsylvania, bringing the Company’s dispensary presence in Pennsylvania to nine. As of December 31, 2021, the Company recorded preliminary estimates of the fair value of assets acquired and liabilities assumed. Balances are subject to change during the measurement period which will conclude at the earlier of the date the Company receives the information it was seeking about facts and circumstances that existed as of the acquisition date, learns that more information is not obtainable, or one year following the acquisition date. While all amounts remain subject to adjustments, the areas subject to the most significant potential adjustments are intangibles, deferred tax asset and liabilities, consideration (working capital adjustment), fixed assets, and short-term liabilities. Any changes to the preliminary estimates of the fair value of the assets and liabilities assumed will be recorded as adjustments to those assets and liabilities and residual amounts will be allocated to goodwill.
Consideration for the acquisition included 8.4 million SVS issued as of the acquisition date.
The Company recorded transaction costs of $1.1 million in connection with the Laurel Harvest acquisition as Selling, general, and administrative expenses in the Consolidated Statements of Operations for the year ended December 31, 2021.
See sections (vi) and (vii) below for discussion of Contributed Revenue and Net income (loss) and Pro Forma Information, respectively.
(vi) Contributed Revenue and Net income (loss)
The table below summarizes contributed Revenue and Net income (loss) for the year ended December 31, 2021:
($ in thousands)	Verdant (i)	Bluma (ii)	Cultivate (iii)	Cure Penn (iv)	Laurel Harvest (v)	Total
Contributed revenue	$26,547	$26,642	$29,279	$2,966	$328	$85,762
Net (loss) income	5,352	(8,382)	14,944	(50)	(136)	$11,728

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 10.   ACQUISITIONS (Continued)
(vii)
Unaudited Pro Forma Information — Significant 2021 Acquisitions

The following unaudited pro forma financial information reflects the combined results of operations of Cresco Labs Inc. and the pre-acquisition results of entities acquired by Cresco Labs Inc. during the year ended December 31, 2021, as though the acquisitions occurred as of January 1, 2020:
	For the year ended December 31, 2021
	Cresco Labs Inc.	Verdant (i)	Bluma (ii)	Cultivate (iii)	Cure Penn (iv)	Laurel Harvest (v)	Total
($ in thousands)		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Pro forma revenue	$821,682	$2,677	$7,906	$39,033	$29,281	$1,966	$902,545
Pro forma net income:
Pre-acquisition net income		(846)	(13,784)	4,550	8,161	(2,121)
Pro forma adjustments:
(a) Transaction costs		399	1,461	1,555	439	1,081
(b) Post-acquisition share-based compensation		—	2,440	—	—	—
(c) Intangible amortization		(150)	(599)	(860)	(355)	(68)
Total pro forma adjustments		$250	$3,302	$695	$84	$1,013
Total pro forma net income	$(296,834)	$(596)	$(10,482)	$5,245	$8,245	$(1,109)	$(295,531)

(a)
includes removal of transaction costs as they will be reflected as of the beginning of the earliest period presented (January 1, 2020). These costs were included as Selling, general, and administrative expenses in the Consolidated Statements of Operations.

(b)
includes removal of post combination share-based compensation expense related to warrants issued, replacement shares and replacement RSU awards recorded related to the. Bluma, acquisition. These costs were included as Selling, general, and administrative expenses in the Consolidated Statements of Operations.

(c)
includes estimated amortization expense on intangible assets acquired. These costs were recorded in Cost of goods sold and Selling, general, and administrative expenses in the Consolidated Statements of Operations.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 10.   ACQUISITIONS (Continued)
	For the year ended December 31, 2020
	Cresco Labs Inc.	Verdant (i)	Bluma (ii)	Cultivate (iii)	Cure Penn (iv)	Laurel Harvest (v)	Total
($ in thousands)		(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Pro forma revenue	$476,251	$15,195	$12,338	$22,965	$29,119	$1	$555,869
Pro forma net income:
Pre-acquisition net income		(1,982)	(25,998)	772	8,384	(650)
Pro forma adjustments:
(a) Transaction costs		(399)	(1,461)	(1,555)	(439)	(1,081)
(b) Post-acquisition share-based compensation		—	(2,440)	—	—	—
(c) Intangible amortization		(171)	(853)	(3,483)	(387)	(73)
Total pro forma adjustments		$(571)	$(4,754)	$(5,037)	$(826)	$(1,153)
Total pro forma net income	$(92,771)	$(2,553)	$(30,752)	$(4,266)	$7,558	$(1,803)	$(124,587)

(a)
includes transaction costs related to acquisitions (reflected as of January 1, 2020).

(b)
includes post combination share-based compensation expense related to warrants issued, replacement shares and replacement RSU awards recorded related to the. Bluma, acquisition.

(c)
includes estimated amortization expense on intangible assets acquired.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 10.   ACQUISITIONS (Continued)
(b)
Business Combinations — 2020

The table below summarizes significant business combinations completed during the year ended December 31, 2020:
($ in thousands)	Origin House (ii)
Total consideration
Common shares issued	$396,575
Replacement awards	31,671
Total consideration	$428,246
Net identifiable assets (liabilities) acquired
Cash	$32,984
Accounts receivable	7,565
Inventory	16,660
Other current assets	2,197
Property and equipment	18,079
Right-of-use assets	17,984
Loans receivable, long-term	331
Equity method investment	4,302
Investments	139
Customer relationships	63,600
Trade names	39,700
Licenses	5,900
Market related intangibles	2,374
Internally developed software	380
Total identifiable assets acquired	$212,195
($ in thousands)	Origin House (ii)
Short-term liabilities	$(25,758)
Lease liabilities	(18,002)
Deferred and contingent consideration	(3,807)
Notes payable	(22,045)
Deferred tax liabilities	(29,622)
Net identifiable assets acquired	$112,961
Purchase price allocation
Net identifiable assets acquired	$112,961
Goodwill	315,285
Total consideration	$428,246
(i) Wellbeings
On October 5, 2020, the Company acquired all remaining equity interests and voting rights of Wellbeings LLC (“Wellbeings”). As a result of this acquisition, the Company has control over a business that distributes and sells high quality CBD wellness products.
No consideration was transferred for this step acquisition, other than the Company recognizing $0.2 million of goodwill and assuming $0.2 million of net liabilities. The Company recognized a $0.5 million loss on a previous investment in Wellbeings, offset by a gain of $0.3 million related to the reversal of an expected credit loss on a loan that was extended to Wellbeings by the Company prior to the acquisition.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 10.   ACQUISITIONS (Continued)
(ii) Origin House
On January 8, 2020, the Company completed the acquisition of 100% of the membership interests of Origin House. As a result of this acquisition, the Company now holds additional licenses to cultivate and process medical and adult-use marijuana and new licenses to distribute medical and adult-use cannabis in the state of California. Additionally, the Company acquired licenses to operate a nicotine vape business in Canada with retail, online and wholesale revenues, as well as franchise locations. In the first quarter of 2021, 180 Smoke was sold, removing the licenses from our ownership (see section (e) below).
Total consideration for the acquisition was $428.2 million. The consideration consisted of 66.5 million SVS issued as of the acquisition date, valued at $396.6 million, and 5.7 million replacement awards, valued at $31.7 million. The replacement awards are comprised of 3.4 million replacement RSUs, 1.6 million deferred share awards and 0.6 million replacement options. The Company recorded an increase of $51 thousand of post-acquisition share-based compensation expense related to the replacement options for the year ended December 31, 2020.
As part of the acquisition, the Company recorded reserves of $0.1 million for potential payments contingent on future events. The matter was settled and paid during the year ended December 31, 2020.
The Company calculated, on a pro forma basis, the combined results of the acquired entity as if the Origin House acquisition had occurred as of January 1, 2020. These unaudited pro forma results are not necessarily indicative of either the actual consolidated results had the acquisition occurred as of January 1, 2020, or of the future consolidated operating results.
Total unaudited pro forma Revenue and Net loss for the combined company for the year ended December 31, 2020, was $476.9 million and $93.2 million, respectively. Relevant pro forma adjustments consisted of amortization on acquired intangible assets of $11.0 thousand.
Contributed revenue and Net loss from the Origin House acquisition for the year ended December 31, 2020, was $88.7 million and $31.2 million, respectively.
For the year ended December 31, 2020, the Company recorded transaction costs of $5.5 million in connection with the Origin House acquisition as Selling, general and administrative expenses in the Consolidated Statements of Operations.
(c)
Deferred Consideration, Contingent Consideration and Other Payables

The following is a summary of Deferred consideration, contingent consideration and other payables balances as of December 31, 2021 and 2020, which are classified as short-term:
($ in thousands)	2021	2020
Valley Ag contingent consideration	$—	$19,093
Cultivate contingent consideration	33,969	—
Laurel Harvest deferred consideration, short term	37,847	—
Total Deferred consideration, contingent consideration and other payables, short-term – acquisition related	$71,816	$19,093
Increases in deferred consideration between December 31, 2020 and December 31, 2021 are primarily driven by the third and fourth quarter acquisitions of Cultivate and Laurel Harvest, respectively, partially offset by a write-down of Valley Ag contingent consideration. See Note 16 for further discussion of Valley Ag contingent consideration.
During the years ended December 31, 2021, and 2020 the Company recognized a mark-to-market gain of $19.1 million and $2.8 million, respectively, related to contingent consideration for its Valley Ag acquisition.
In connection with the Bluma acquisition, the Company recorded a deferred consideration liability valued at $1.8 million associated with acquisition-related transaction costs paid by the Company on behalf of the sellers. During the year ended December 31, 2021, the Company settled all of the obligation in cash.
As part of the Cultivate acquisition, the Company initially recorded contingent consideration of $29.6 million. The former owners of Cultivate are entitled to an earnout of up to $68.0 million. Communication of the earnout amount to the sellers is required within 10 days after the issuance of the Company’s annual consolidated financial statements for the year ended December 31, 2021 and paid in the shorter of five business days after acceptance or thirty days after communication. The earnout is based on Cultivate’s adjusted earnings before interest, taxes, depreciation, and amortization (“EBITDA”), a non-GAAP financial measure, for the year ended December 31, 2021, pursuant to the provisions of the Cultivate purchase agreement. As of December 31, 2021, the Company

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 10.   ACQUISITIONS (Continued)
remeasured the fair value of the earnout payment, increasing the value from $29.6 million as of September 2, 2021, to $34.0 million as of December 31, 2021. The adjustment to the earnout was a loss, recorded to Other income (expense), net.
As a part of the Laurel Harvest acquisition, Cresco recorded $37.7 million short-term deferred consideration and $9.0 million long-term deferred consideration, for a total of $46.7 million deferred consideration. Total deferred payment of $50.0 million is payable within 18 months of the acquisition date; however, the timing of the payment can be accelerated based on timing of the opening of five new dispensaries. Based on Cresco’s projection of each store opening date, the total deferred payment of $50.0 million has been discounted to $46.9 million, which includes $0.2 million of interest expense which was recorded to the short-term deferred consideration balance as of December 31, 2021.
(d)
Long-term Deferred and Contingent Consideration

The following is a summary of Long-term contingent consideration as of December 31, 2021 and 2020:
($ in thousands)	2021	2020
Valley Ag operating cash flows consideration	$8,577	$7,247
Laurel Harvest deferred consideration, long term	9,074	—
Total Long-term deferred and contingent consideration	$17,651	$7,247
During the year ended December 31, 2021, the Company recorded a $1.3 million increase to the present value of Valley Ag operating cash flows consideration due to changes in the Company’s incremental borrowing rate and other present value considerations. As of December 31, 2021, the estimated liability of $8.6 million is based on the present value of expected payments associated with future cash flows of the acquired business.
As a part of the Laurel Harvest acquisition, the Company recorded $9.0 million of long-term deferred consideration. As of December 31, 2021, $48 thousand of interest expense was recorded related to the long-term deferred consideration balance.
(e)
Dispositions

On March 30, 2021, the Company completed the divestiture of the 180 Smoke and related intercompany receivables to Spyder Cannabis Inc. and Plant-Based Investment Corp. for approximately $1.1 million, after certain adjustments. The sale resulted in a loss of $0.8 million for the year ended December 31, 2021 and is classified as a component of Other (expense) income, net, in the Consolidated Statement of Operations. At the time of sale, the Company recognized an additional loss of $0.3 million for accumulated foreign currency translation loss previously included in Other comprehensive loss, which is included within Other (expense) income, net.
NOTE 11.   LONG-TERM NOTES AND LOANS PAYABLE
The following table represents the Company’s Long-term notes and loans payable balances as of December 31, 2021 and 2020:
($ in thousands)	2021	2020
Senior Loan, net of unamortized debt issuance costs	$400,000	$—
Amended Term Loan	—	200,000
Interest payable	9,711	3,656
Financing liability – leases	97,797	91,265
Less: Unamortized debt issuance costs – Senior Loan	(22,501)	—
Less: Unamortized debt issuance costs – Amended Term Loan	—	(13,558)
Total borrowings and interest payable	$485,007	$281,363
Less: Short-term borrowings and interest payable	(9,711)	(15,071)
Less: Current portion of Financing liability – leases	(10,217)	(10,853)
Total Long-term notes and loans payable	$465,079	$255,439

(a)
Senior Loan and Amended Term Loan

On February 2, 2020, the Company closed on a senior secured term loan agreement (the “Term Loan”) for an aggregate principal amount of $100.0 million, with the option to increase the principal amount to $200.0 million. Of the $100.0 million Term Loan

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 11.   LONG-TERM NOTES AND LOANS PAYABLE (Continued)
commitment, $92.4 million was committed by Tranche A lenders (the “Tranche A Commitment”) and $7.6 million was committed by Tranche B lenders (the “Tranche B Commitment”).
The Tranche A Commitment accrued interest at a rate of 12.7% per annum, payable in cash quarterly, and had a stated maturity of July 22, 2021. The Tranche B Commitment accrued interest at a rate of 13.2% per annum, payable in cash quarterly, and had a stated maturity of January 22, 2022. The Company’s effective interest rates for the Tranche A Commitment and Tranche B Commitment of the Term Loan were 17.0% and 16.1%, respectively. The Company capitalized $5.5 million and $0.4 million, respectively, of borrowing costs related to the Tranche A Commitment and Tranche B Commitment.
On December 11, 2020, the Company entered into an amendment to exercise the mutual option to increase the principal amount to $200 million and refinance the existing Term Loan and the Opaskwayak Cree Nation Loan (the “OCN Loan”), resulting in one amended term loan (the “Amended Term Loan”). As a result of the non-substantial debt modification of the existing Term Loan and the OCN Loan, $0.2 million in financing fees were expensed and $0.8 million of deferred financing fees were written off. Of the $200.0 million Amended Term Loan commitment, $11.7 million was committed by non-extending lenders (the “Non-Extending Lenders Commitment”), $97.3 million was committed by extending lenders (the “Extending Lenders Commitment”) and $91.0 million was committed by increasing lenders (the “Increasing Lenders Commitment”). The Company accelerated principal repayments of $5.4 million and $1.0 million to the OCN Loan lender and certain exiting Term Loan lenders, respectively.
The Non-Extending Lenders Commitment accrued interest at a rate of 12.7% per annum, payable in cash quarterly. The Extending Lenders Commitment and Increasing Lenders Commitment (the “Extending and Increasing Lenders Commitment”) accrued interest at a rate of 12.0% per annum, payable in cash quarterly. The Company’s effective interest rates for the Non-Extending Lenders Commitment and the Extending and Increasing Lenders Commitment were 17.7% and 15.8%, respectively. The Company capitalized $0.1 million and $11.1 million of borrowing costs related to the Non-Extending Lenders Commitment and the Extending and Increasing Lenders Commitment, respectively. Of the $11.2 million in deferred financing fees, $8.6 million was payable upon principal repayment of the Extending and Increasing Lenders Commitment and thus, was reflected within Other long-term liabilities.
On August 12, 2021, the Company closed on an agreement for a senior secured term loan with an undiscounted principal balance of $400.0 million (the “Senior Loan”) and an original issue discount of $13.0 million. A portion of proceeds from the Senior Loan were used to retire the existing Amended Term Loan, with the remainder to fund capital expenditures, and pursue other targeted growth initiatives within the U.S. cannabis sector. As a result of the extinguishment of the Amended Term Loan, loss on debt extinguishment of $18.0 million was recognized in Other (expense) income, net, in the Consolidated Statements of Operations.
The Senior Loan accrues interest at a rate of 9.5% per annum, payable in cash semi-annually, and has a stated maturity of August 12, 2026. The Company’s effective interest rate for the Senior Loan is 11.0%. The Company capitalized $10.9 million of borrowing costs related to the Senior Loan, of which $7.0 million is payable upon principal repayment of the Senior Loan and thus, is reflected within Other long-term liabilities.
The Senior Loan is secured by a guarantee from substantially all material subsidiaries of the Company, as well as by a security interest in certain assets of the Company and such material subsidiaries. The Senior Loan also contains negative covenants which restrict the actions of the Company and its subsidiaries during the term of the loan, including restrictions on paying dividends, making investments and incurring additional indebtedness. In addition, the Company is required to maintain a minimum cash balance of $50.0 million and to ensure that the Fixed Charge Coverage Ratio; defined as the ratio of (a) consolidated EBITDA less unfinanced capital expenditures; restricted payments, as defined by the loan agreement; and federal, state, provincial, local and foreign income taxes to (b) consolidated fixed charges; is not less than 2 to 1. As of March 25, 2022, the Company was in compliance with all covenants.
The Company may prepay in whole or in part the Senior Loan at any time prior to the stated maturity date, subject to certain conditions, upon the payment of the outstanding principal amount (plus a specified prepayment premium) and all accrued and unpaid interest and fees. Interest expense is discussed in Note 19.
(b)
OCN Loan

In conjunction with its acquisition of Origin House, the Company recorded a short-term liability, the OCN Loan, with two tranches and stated maturities of June 30, 2020. The first tranche had a balance of $20.2 million as of the acquisition date, was subject to a 10.0% interest rate, and had a weighted average effective interest rate of 16.0%. The second tranche had a balance of $2.5 million as of the acquisition date, was subject to a 10.0% interest rate, and had a weighted average effective interest rate of 25.3%.
On June 30, 2020, the OCN Loan was amended into one tranche and to extend the maturity date from June 30, 2020 to June 30, 2021 for an extension fee of $0.6 million which was recorded within Accounts payable and other accrued expenses and was amortized over the extended term. Extension fees, interest and principal payments were made in regular monthly installments through the maturity date. As a result of the non-substantial debt modification, the new effective interest rate was 15.6%.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 11.   LONG-TERM NOTES AND LOANS PAYABLE (Continued)
On September 29, 2020, the OCN Loan was amended to restate the principal repayment terms for an extension fee of $0.1 million which was recorded within Accounts payable and other accrued expenses. Extension fees, interest and principal payments were made in regular monthly installments through the maturity date. As a result of the non-substantial debt modification, the effective interest rate decreased to 13.0%.
On December 10, 2020, the OCN Loan was settled in conjunction with the amendment of the Term Loan.
(c)
Financing Liabilities

The Company recognized financing liabilities in relation to sale and leaseback transactions for which the incremental borrowing rates range from 11.2% to 17.5% with remaining terms between 8.1 and 18.5 years. The interest expense associated with financing liabilities is discussed in Note 19.
NOTE 12.   REVENUE AND LOYALTY PROGRAMS
(a)
Revenue

The following table represents the Company’s disaggregated revenue by source, due to the Company’s contracts with its customers, for the years ended December 31, 2021 and 2020:
($ in thousands)	2021	2020
Wholesale	$414,908	$274,000
Dispensary	406,774	202,251
Total Revenue	$821,682	$476,251
The Company generates revenue, net of sales discounts, at the point in time the control of the product is transferred to the customer, as the Company has a right to payment, and the customer has assumed significant risks and rewards of such product without any remaining performance obligation. Sales discounts were 7.0% and 3.0% of gross revenue during the years ended December 31, 2021 and 2020, respectively. The Company does not enter into long-term sales contracts.
(b)
Loyalty Programs

For some of its locations, the Company has customer loyalty programs where retail customers accumulate points based on their level of spending. These points are recorded as a contract liability until customers redeem their points for discounts on cannabis and vape products as part of an in-store sales transaction. In addition, the Company records a performance obligation as a reduction of revenue based on the estimated probability of point obligation incurred, which is calculated based on a standalone selling price that ranges between $0.01 and $0.04 per loyalty point. Upon redemption, the loyalty program obligation is relieved, and the offset is recorded as revenue. As of December 31, 2021, there were 94.1 million points outstanding, with an approximate value of $1.3 million. As of December 31, 2020, there were 52.5 million points outstanding, with an approximate value of $0.8 million. The Company expects outstanding loyalty points to be redeemed within one year.
NOTE 13.   OTHER INCOME (EXPENSE), NET
For the years ended December 31, 2021 and 2020, Other income (expense), net consisted of the following:
($ in thousands)	2021	2020
Unrealized gain (loss) on derivative liabilities – warrants	$16,669	$(8,659)
Gain on derivative instruments	23,909	2,938
Loss on provision – loan receivable	(753)	(902)
Unrealized loss on investments held at fair value	(7,135)	(162)
Loss on debt extinguishment	(17,987)	(977)
Loss on disposal of assets	(886)	(134)
Loss on foreign currency	(1,228)	(1,415)
Other income (loss), net	442	1,016
Total Other income (expense), net	$13,031	$(8,295)

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 14.   RELATED PARTY TRANSACTIONS
(a)
Transactions with Key Management Personnel

Related parties, including key management personnel hold 93.2 million redeemable units of Cresco Labs, LLC, which is equal to $32.7 million of Non-controlling interests as of December 31, 2021. During the years ended December 31, 2021 and 2020, 84.7% and 81.8%, respectively, of required tax distribution payments to holders of Cresco Labs, LLC were made to related parties including to key management personnel.
(b)
Related Parties — Debt

On August 12, 2021, the Company closed on a new Senior Loan agreement, the proceeds from which were used to retire the existing Amended Term Loan. Upon entering the new Senior Loan agreement, the Company has no borrowings with related parties. Prior to the closing of the new Senior loan, the Company had borrowings with related parties related to the Amended Term Loan. The balance of the Amended Term Loan as of December 31, 2021 is $nil as payments of $16.6 million were made in the third quarter of 2021 to repay this debt. During the years ended December 31, 2021 and 2020, the Company recorded interest expense related to borrowings with related parties of $1.2 million and $1.8 million, respectively. As of December 31, 2021 and 2020, the Company had interest payable related to borrowings with related parties of $nil and $0.1 million, respectively. See Notes 11 and 19 for additional details.
Prior to the new Senior Loan agreement, related party lenders included Charles Bachtell, Chief Executive Officer and member of the Board; Robert Sampson, member of the Board; Global Green Debt, LLC which is owned by Randy Podolsky, member of the Board; Calti, LLC which is owned by Joe Caltabiano, owner of 11.5% of the Company’s outstanding redeemable shares; McCormack Capital which is owned by Brian McCormack, MVS shareholder; CL Debt which is owned by Dominic Sergi, MVS shareholder; a holder of minority interest in MedMar, Inc. (“MedMar”); and Vero Management LLC which is owned by individuals owning 22.5% of the Company’s outstanding redeemable shares.
(c)
Related Parties — Leases

The Company has lease liabilities for real estate lease agreements in which the lessors have minority interest in SLO Cultivation, Inc. (“SLO”) and MedMar. The lease liabilities were incurred in January 2019 and May 2020 and will expire in 2027 through 2036.
The Company has liabilities for real estate leases and other financing agreements in which the lessor is Clear Heights Properties where Dominic Sergi, MVS shareholder, is Chief Executive Officer. The liabilities were incurred by entering into operating leases, finance leases, and other financing transactions with terms that will expire in 2030. During the years ended December 31, 2021 and 2020, the Company received tenant improvement allowance reimbursements of $nil and $0.8 million respectively. The Company expects to receive further reimbursements of $2.2 million as of December 31, 2021.
Below is a summary of the expense resulting from the related party lease liabilities for the years ended December 31, 2021 and 2020:
		Year Ended December 31,
($ in thousands)	Classification	2021	2020
Operating Leases
Lessor has minority interest in SLO	Rent expense	$1,563	$2,138
Lessor has minority interest in MedMar	Rent expense	238	140
Lessor is an MVS shareholder	Rent expense	1,168	647
Finance Leases
Lessor has minority interest in MedMar	Depreciation expense	$277	$151
Lessor has minority interest in MedMar	Interest expense	310	174
Lessor is an MVS shareholder	Depreciation expense	74	64
Lessor is an MVS shareholder	Interest expense	88	80

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 14.   RELATED PARTY TRANSACTIONS (Continued)
Additionally, below is a summary of the ROU assets and lease liabilities attributable to related party leases:
	As of December 31, 2021		As of December 31, 2020
($ in thousands)	ROU Asset	Lease Liability	ROU Asset	Lease Liability
Operating Leases
Lessor has minority interest in SLO	$6,996	$11,938	$4,926	$8,560
Lessor has minority interest in MedMar	1,525	1,549	1,146	1,187
Lessor is an MVS shareholder	6,314	4,867	6,334	4,783
Finance Leases
Lessor has minority interest in MedMar	$2,137	$2,457	$1,201	$1,365
Lessor is an MVS shareholder	616	1,063	648	678
During the years ended December 31, 2021 and 2020, the Company recorded interest expense on finance liabilities of $0.3 million and $0.1 million, respectively. As of December 31, 2021 and 2020, the Company had finance liabilities totaling $1.5 million. All finance liabilities outstanding are due to an entity controlled by an MVS shareholder.
NOTE 15.   COMMITMENTS AND CONTINGENCIES
(a)
Claims and Litigation

From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of December 31, 2021, there were no pending or threatened lawsuits, except as disclosed below, that could reasonably be expected to have a material effect on the results of the Company’s operations. There are also no proceedings in which any of the Company’s directors, officers, or affiliates are an adverse party or has a material interest adverse to the Company’s interest.
During the year ended December 31, 2020, a former executive of the Company commenced proceedings against the Company. On January 29, 2021, the Company commenced an action in the Supreme Court of British Columbia against various parties, including this former executive and a special purpose acquisition entity. On February 1, 2021, a binding settlement was reached, and the terms were memorialized in an agreement as of March 1, 2021. The agreed-upon terms included a payment of 1.3 million SVS to the counterparty relating to certain equity awards previously held by the counterparty in exchange for a number of covenants including non-solicitation, non-hire, certain provisions surrounding voting rights and limitations on future sales of Company shares. As contemplated by the settlement, the Company discontinued the action on February 4, 2021, and a mutual release of claims resulted. At December 31, 2020, the Company had recorded an estimated liability, based on certain assumptions impacting the value of the settlement and benefits to the Company, of $13.6 million for this settlement within Accounts payable and other accrued expenses, in accordance with ASC 450 Contingencies.
The payment of 1.3 million SVS was made during the first quarter of 2021. The settlement and payment resulted in an increase to share capital of $15.8 million, a non-solicitation and cooperation agreement intangible asset of $3.0 million to be amortized over two years, and litigation accrual adjustment of $0.8 million in Selling, general and administrative expense to adjust the settlement expense from $13.6 million to $12.8 million. The fair value of the non-solicitation and cooperation agreement intangible asset was estimated using the with-or-without method. The with-and-without method estimates the value of an intangible asset by quantifying the loss of economic profits under a hypothetical condition where only the subject intangible does not exist and needs to be re-created. Projected revenues, operating expenses and cash flows are calculated in each “with” and “without” scenario and the difference in the cash flow is discounted to present value.
(b)
Contingencies

The Company’s operations are subject to a variety of federal, state, and local regulations. Failure to comply with one or more of those regulations could result in fines, restrictions on the Company’s operations, suspension or revocation permits, or other disciplinary actions (collectively, “Disciplinary Actions”) that could adversely affect the Company’s financial position and results of operations. While management believes that the Company is in substantial compliance with state and local regulations as of December 31, 2021, these regulations continue to evolve and are subject to differing interpretations and enforcement. As a result, the Company may be subject to disciplinary actions in the future.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 15.   COMMITMENTS AND CONTINGENCIES (Continued)
(c)
Commitments

As of December 31, 2021, the Company had total commitments of $9.2 million related to construction projects and $1.2 million related to the Illinois Social Equity Applicant Program in Illinois.
The Company has employment agreements with key management personnel which include severance in the event of termination totaling approximately $4.6 million with additional equity and/or benefit compensation.
NOTE 16.   FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
Financial Instruments
The Company’s financial instruments are held at amortized cost (adjusted for impairments or expected credit losses, as applicable) or fair value. The carrying values of financial instruments held at amortized cost approximate their fair values as of December 31, 2021 and 2020 due to their nature and relatively short maturity date. Financial assets and liabilities with embedded derivative features are carried at fair value.
Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of hierarchy are:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

•
Level 3 — Inputs for the asset or liability that are not based on observable market data.

There have been no transfers between fair value levels valuing these assets during the year.
The following tables summarize the Company’s financial instruments as of December 31, 2021 and 2020:
	December 31, 2021
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$223,543	$—	$—	$—	$223,543
Restricted cash(1)	2,559	—	—	—	2,559
Security deposits	3,941	—	—	—	3,941
Accounts receivable, net	43,379	—	—	—	43,379
Loans receivable, short-term	747	—	—	565	1,312
Loans receivable, long-term	505	—	—	—	505
Investments	—	4,710	542	660	5,912
Financial Liabilities:
Accounts payable	$32,278	$—	$—	$—	$32,278
Accrued liabilities	95,442	—	—	—	95,442
Short-term borrowings	19,928	—	—	—	19,928
Current portion of lease liabilities	20,792	—	—	—	20,792
Deferred consideration, contingent consideration and other payables, short-term	5	12	—	71,816	71,833
Derivative liabilities, short-term	—	—	—	1,172	1,172
Lease liabilities	118,936	—	—	—	118,936
Deferred consideration and contingent consideration, long-term	—	—	—	17,651	17,651
Long-term notes payable and loans payable	465,079	—	—	—	465,079

(1)
Restricted cash balances include various escrow accounts related to investments, acquisitions, facility requirements and building improvements.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 16.   FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (Continued)
	December 31, 2020
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$136,339	$—	$—	$—	$136,339
Restricted cash(1)	4,435	—	—	—	4,435
Security deposits	3,558	—	—	—	3,558
Accounts receivable, net	29,943	—	—	—	29,943
Loans receivable, short-term	921	—		1,517	2,438
Loans receivable, long-term	1,204	—	—	20,019	21,223
Investments(2)	3,192	—	1,049	119	4,360
Financial Liabilities:
Accounts payable	$23,231	$—	$—	$—	$23,231
Accrued liabilities	130,469	—	—	—	130,469
Short-term borrowings	25,924	—	—	—	25,924
Current portion of lease liabilities	18,040	—	—	—	18,040
Deferred consideration, contingent consideration and other payables, short-term	—	22	—	19,093	19,115
Derivative liabilities – long-term	—	—	—	17,505	17,505
Lease liabilities	74,468	—	—	—	74,468
Deferred consideration and contingent consideration, long-term	—	—	—	7,247	7,247
Long-Term Notes Payable and Loans Payable	255,439	—	—	—	255,439

(1)
Restricted cash balances include various escrow accounts related to investments, acquisitions and facility licensing requirements.

(2)
Investment balances in the amortized cost column represent equity method investments.

The December 31, 2020 Level 3 asset balance of $21.7 million decreased by $20.5 million to a December 31, 2021 balance of $1.2 million. The decrease is driven by the effective settlement of $20.0 million of Loans receivable, long-term on February 16, 2021, as part of the Verdant acquisition, and a $1.0 million decrease in Loans receivable, short term related to Lighthouse. The Lighthouse balance decrease is driven by a $0.4 million payment in the second quarter of 2021 and an increase to the ECL reserve of $0.6 million, recorded in the fourth quarter of 2021. These decreases are offset partially by an increase to investment in Old Pal of $0.5 million, obtained upon the acquisition of Bluma.
The December 31, 2020 Level 3 liability balance of $43.8 million increased by $46.8 million compared to the December 31, 2021 balance of $90.6 million due to increases in contingent consideration of $34.0 million and deferred consideration of $46.9 million related to the purchases of Cultivate and Laurel Harvest, respectively, and an increase of $1.3 million in the fair value of Valley Ag deferred consideration. These increases are offset by a fourth quarter write-off of $19.1 million, related to Valley Ag contingent consideration, and a decrease of $16.3 million in the share purchase warrants liabilities; caused by decreases in the volatility assumption for the Company’s shares, remaining expected warrant life, and the Company’s share price.
(a)
Loans receivable, short-term

The following is a summary of Loans receivable, short-term balances and valuation classifications (discussed further below) as of December 31, 2021 and 2020:
($ in thousands)	Valuation classification	12/31/2021	12/31/2020
Short-term loans receivable – Lighthouse	Fair value	$565	$1,517
Interest receivable	Amortized cost	747	921
Total Loans receivable, short-term		$1,312	$2,438

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 16.   FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (Continued)
(i)
Lighthouse Loan

On August 12, 2019, the Company issued a secured convertible promissory note that is convertible, at the Company’s discretion, into additional membership units approximating 1% ownership of the parent company of Lighthouse. The loan was amended in March 2021 to extend the maturity date from February 2021 to February 2022.
(ii)
Other Loans

The Company acquired a short-term loan receivable upon its acquisition of Bluma on April 14, 2021. During the third quarter of 2021, the Company received $1.6 million in full payment of this loan.
(b)
Loans receivable, long-term

($ in thousands)	Valuation classification	12/31/2021	12/31/2020
Long-term loans receivable – Verdant	Fair value	$—	$20,019
Long-term loans receivable – Illinois Incubator	Amortized cost	100	—
Long-term loans receivable – Other	Amortized cost	405	367
Interest receivable	Amortized cost	—	837
Total Loans receivable, long-term		$505	$21,223

(i)
Verdant Loan

On February 16, 2021, the Company acquired dispensary operations from Verdant. As part of the acquisition, the long-term loans receivable and related interest receivable due from Verdant were effectively settled and classified as consideration paid as part of the acquisition. See Note 10 for additional details.
(ii)
Loans for Pending Acquisitions — Other

During 2021, the Company acquired the operations of Bluma, Cultivate, and Laurel Harvest. As part of the acquisitions, the long-term loans receivables and related interest receivables were effectively settled and classified as consideration paid as part of the acquisitions. See Note 10 for additional details.
(iii)
Illinois Incubator Loan

In connection with the Illinois Social Equity Applicant program, the Company has issued a $0.1 million loan to an Illinois company which has secured a Craft Grower License to operate in the state; the loan was fully funded on July 20, 2021. This loan is measured at amortized cost, bears no interest, and matures on July 20, 2026.
(iv)
Other Loans

In connection with the acquisition of Origin House, the Company assumed a loan receivable with a balance of $0.4 million as of December 31, 2021 and 2020.
(c)
Share Purchase Warrants

At December 31, 2021, the Company had 9.8 million warrants outstanding, of which 4.2 million warrants are classified as current liabilities. 3.7 million of these liability-classified warrants are from issuances to underwriters associated with the September 2019 financing.
During the year ended December 31, 2021, 1 thousand warrants related to the September 2019 financing were exercised for $10 thousand, resulting in an increase to share capital of $19 thousand.
During the year ended December 31, 2021, the Company recorded a mark-to-market gain of $16.7 million, primarily due to changes in the Company’s share prices, volatility, and remaining expected life; additionally, the Company recorded a $0.3 million unrealized loss on foreign exchange. For the year ended December 31, 2020, the Company recorded a mark-to-market loss of $8.7 million due to changes in share price and an unrealized foreign exchange loss of $0.9 million.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 16.   FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (Continued)
All warrants classified as derivative liabilities are measured at fair value. As of December 31, 2021 and 2020, the fair value of liability-classified warrants was determined using the Black-Scholes option-pricing model utilizing the following assumptions:
	2021	2020
Risk-free annual interest rate	0.15%	0.13%
Expected annual dividend yield	0.0%	0.0%
Expected stock price volatility	47.3%	83.0%
Expected life of stock warrants	< 1 year	1.8 years
Forfeiture rate	0%	0%
Share price at period end	$6.62	$9.86
Strike price at period end	$9.86	$9.82
For the year ended December 31, 2021, volatility was calculated by using the Company’s historical share volatility. For the year ended December 31, 2020, volatility was calculated by using the average historical volatility of comparable companies from a representative peer group of publicly traded companies, respectively. An increase in volatility would result in an increase in fair value at grant date. The expected life in years represents the period of time before warrants expire. The risk-free rate is based on U.S. treasury bills with a remaining term equal to the expected life of the options. The Company does not expect grantees to forfeit warrants.
The change in volatility rate noted above was made because the Company now has a reasonable observable history of volatility to use a company-specific rate, whereas in the past it did not. The impact of the change in volatility rates resulted in a one-time gain of $5.2 million, which is included in Other income (expense), net on the Consolidated Statements of Operations.
Financial Risk Management
The Company is exposed in varying degrees to a variety of financial instrument-related risks. The Board and Company management mitigate these risks by assessing, monitoring and approving the Company’s risk management processes:
(a)
Credit and Banking Risk

Credit risk is the risk of a potential loss to the Company if a customer or a third party to a financial instrument fails to meet its contractual obligations. The maximum credit exposure at December 31, 2021 and 2020 is the carrying amount of cash, accounts receivable, and loans receivable. The Company does not have significant credit risk with respect to its customers or loan counterparties, based on cannabis industry growth in its key markets and the low interest rate environment. Although all deposited cash is placed with U.S. financial institutions in good standing with regulatory authorities, changes in U.S. federal banking laws related to the deposit and holding of funds derived from activities related to the cannabis industry have passed the U.S. House of Representatives but have not yet been voted on within the U.S. Senate. Given that current U.S. federal law provides that the production and possession of cannabis is illegal, there is a strong argument that banks cannot accept for deposit funds from businesses involved with the cannabis industry, leading to an increased risk of legal actions against the Company and forfeitures of the Company’s assets.
The Company’s aging of Accounts receivables as of December 31, 2021 and 2020 was as follows:
($ in thousands)	2021	2020
0 to 60 days	$37,750	$28,280
61 to 120 days	4,309	1,134
120 days +	3,540	1,225
Total accounts receivable, gross	45,599	30,639
Allowance for doubtful accounts	2,220	696
Total accounts receivable, net	$43,379	$29,943
For the years ended December 31, 2021 and 2020, the Company recorded bad debt expense of $1.0 million and $0.4 million, respectively, to account for ECL and recorded an additional $0.3 million and $0.4 million, respectively, in bad debt related to invoice write-offs.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 16.   FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (Continued)
(b)
Asset Forfeiture Risk

Because the cannabis industry remains illegal under U.S. federal law, any property owned by participants in the cannabis industry which are either used in the course of conducting such business, or are the proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture. Even if the owner of the property was never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture.
(c)
Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with financial liabilities. The Company primarily manages liquidity risk through the management of its capital structure by ensuring that it will have sufficient liquidity to settle obligations and liabilities when due. As of December 31, 2021, the Company had working capital (defined as current assets less current liabilities) of $133.4 million, which reflects the equity raise that occurred in the first quarter of 2021 and the amendment of the term loan facility in the third quarter of 2021.
In January 2021, the Company completed the placement of 9.9 million SVS at a price of C$16.00 per share for total gross proceeds of approximately $120.7 million. In August 2021, the Company amended the existing term loan facility, increasing the total principal outstanding to $400 million, at a reduced interest rate of 9.5%. See Notes 8 and 11 for further information. The Company will continue to raise capital as needed to fund operations and expansion.
In addition to the commitments outlined in Note 15, the Company has the following contractual obligations as of December 31, 2021:
($ in thousands)	< 1 Year	1 to 3 Years	3 to 5 Years	Total
Accounts payable & Accrued liabilities	$127,720	$—	$—	$127,720
Deferred consideration, contingent consideration and other payables	71,833	—	—	71,833
Deferred consideration and contingent consideration	—	17,651	—	17,651
Long-term notes payable and loans payable and Short-term borrowings	19,928	—	465,079	485,007
Total obligations as of December 31, 2021	$219,481	$17,651	$465,079	$702,211

(d)
Market Risk

(i)
Currency Risk

The operating results and balance sheet of the Company are reported in USD. As of December 31, 2021 and December 31, 2020, the Company’s financial assets and liabilities are primarily in USD. However, from time to time some of the Company’s financial transactions are denominated in currencies other than USD. The results of the Company’s operations are subject to currency transaction and translation risks. The Company recorded $1.2 million and $1.4 million in foreign exchange losses during the years ended December 31, 2021 and 2020, respectively. See Note 13 for additional details.
As of December 31, 2021 and 2020, the Company had no hedging agreements in place with respect to foreign exchange rates. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks at this time.
(ii)
Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. An increase or decrease in the Company’s incremental borrowing rate by 10% would result in an associated increase or decrease in Deferred consideration, contingent consideration and other payables, and Interest expense, net of $0.1 million. The Company’s Senior Loan accrues interest at a rate of 9.5%, per annum, and has an effective interest rate of 11.0%.
(iii) Price Risk
Price risk is the risk of variability in fair value due to movements in equity or market prices. The Company is subject to price risk related to derivative liabilities and contingent consideration that are valued based on the Company’s own stock price. An increase or decrease in stock price by 10% would result in an associated increase or decrease to Deferred consideration, contingent consideration and other payables, Derivative liabilities, long-term and Deferred consideration and contingent consideration with a corresponding change to Other (expense) income, net. As of December 31, 2021, an increase or decrease in stock price by 10% would result in an unfavorable impact of $0.7 million or a favorable impact of $0.5 million, respectively.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 16.   FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (Continued)
(iv)
Tax Risk

Tax risk is the risk of changes in the tax environment that would have a material adverse effect on the Company’s business, results of operations, and financial condition. Currently, state-licensed marijuana businesses are assessed a comparatively high effective federal tax rate due to IRC Section 280E, which bars businesses from deducting all expenses except their cost of goods sold when calculating federal tax liability. Any increase in tax levies resulting from additional tax measures may have a further adverse effect on the operations of the Company, while any decrease in such tax levies will be beneficial to future operations. See Note 20 for the Company’s disclosure of uncertain tax positions.
(v)
Regulatory Risk

Regulatory risk pertains to the risk that the Company’s business objectives are contingent, in part, upon the compliance of regulatory requirements. Due to the nature of the industry, the Company recognizes that regulatory requirements are more stringent and punitive in nature. Any delays in obtaining, or failure to obtain regulatory approvals can significantly delay operational and product development and can have a material adverse effect on the Company’s business, results of operation, and financial condition. The Company is cognizant of the advent of regulatory changes occurring in the cannabis industry on the city, state, and national levels. Although the regulatory outlook on the cannabis industry has been moving in a positive trend, the Company is aware that unforeseen regulatory changes could have a material adverse impact on the goals and operation of the business as a whole.
(vi)
COVID-19 Risk

The novel coronavirus (“COVID-19”) was declared a pandemic by the World Health Organization on March 12, 2020. During the fourth quarter of 2020, the first vaccine utilized to prevent coronavirus infection was approved by the US Food and Drug Administration. As of December 31, 2021, the vaccine had become more widely available, however, there remains significant economic uncertainty, and consequently, it is difficult to reliably measure the potential impact of this uncertainty on the Company’s future financial results.
NOTE 17.   VARIABLE INTEREST ENTITIES
The following table presents the summarized financial information about the Company’s consolidated variable interest entities (“VIEs”) which are included in the consolidated balance sheets as of December 31, 2021 and 2020. All of these entities were determined to be VIEs as the Company possesses the power to direct activities through written agreements and is subject to the risk and rewards as a primary beneficiary:
	December 31, 2021	December 31, 2020
($ in thousands)	Cresco Labs Michigan, LLC	Cresco Labs Michigan, LLC	Cresco Labs, LLC
Current assets	$36,850	$7,111	$830,828
Non-current assets	36,320	14,744	143,449
Current liabilities	(72,476)	(20,898)	(849,691)
Non-current liabilities	(23,124)	(2,986)	(83,138)
Non-controlling interests	—	—	97,180
Deficit attributable to Cresco Labs Inc.	(22,430)	(2,029)	(55,732)
As of December 31, 2021, the Company held more than 50% of voting shares of Cresco Labs, LLC; therefore, Cresco Labs, LLC is no longer a variable interest entity and has been consolidated for all periods presented.
The following table presents the summarized financial information about the Company’s consolidated VIEs which are included in the Consolidated Statements of Operations for the years ended December 31, 2021 and 2020:
	December 31, 2021	December 31, 2020
($ in thousands)	Cresco Labs Michigan, LLC	Cresco Labs Michigan, LLC	Cresco Labs, LLC
Revenue	$4,031	$2,916	$98,786
Net income (loss) attributable to non-controlling interests	—	—	6,666
Net income (loss) attributable to Cresco Labs Inc.	(9,120)	(1,796)	10,204
Net income (loss)	(9,120)	(1,796)	16,870

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 18.   SEGMENT INFORMATION
The Company operates in one segment, the cultivation, manufacturing, distribution, and sale of cannabis. The Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, and the Chief Commercial Officer of the Company have been identified as the Chief Operating Decision Makers (“CODM”) and manage the Company’s operations as a whole. For the purpose of evaluating financial performance and allocating resources, the CODM review certain financial information presented on a consolidated basis accompanied by information by customer and geographic region. For the years ended December 31, 2021, and 2020, the Company generated 99.6% and 98.0%, respectively, of its revenue in the U.S. with the remainder generated in Canada.
NOTE 19.   INTEREST EXPENSE, NET
Interest expense, net consisted of the following for the years ended December 31, 2021 and 2020:
($ in thousands)	2021	2020
Interest expense – leases	$(4,053)	$(3,064)
Interest expense – notes and loans payable	(29,661)	(14,350)
Accretion of debt discount and amortization of deferred financing fees	(5,153)	(4,619)
Interest expense – financing activities and sale and leasebacks	(11,586)	(10,568)
Other interest expense	(1,696)	(39)
Interest income	938	1,411
Total Interest expense, net	$(51,211)	$(31,229)
See Note 5 for additional information regarding Interest expense — leases and Interest expense — financing activities and sale and leasebacks and Note 11 for additional information on Interest expense — notes and loans payable and Accretion of debt discount and amortization of deferred financing fees.
NOTE 20.   PROVISION FOR INCOME TAXES AND DEFERRED INCOME TAXES
As the Company operates in the cannabis industry, the Company is subject to the limits of IRC Section 280E for U.S. federal income tax purposes as well as state income tax purposes for all states except California and Arizona. Under IRC Section 280E, the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E. However, the State of California and the State of Arizona do not conform to IRC Section 280E and, accordingly, the Company deducts all operating expenses on its California Franchise Tax Returns and Arizona Corporate Income Tax Returns.
The Company intends to be treated as a United State corporation for U.S. federal income tax purposes under IRC Section 7874 and is expected to be subject to U.S. federal income tax on its worldwide income. However, for Canadian tax purposes the Company, regardless of any application of IRC Section 7874, is treated as a Canadian resident company (as defined in the Income Tax Act (Canada) (the “ITA”) for Canadian income tax purposes. As a result, the Corporation is subject to taxation both in Canada and the U.S.
As of December 31, 2021, the Company has $66.1 million of non-capital Canadian losses which expire in 2038-2041, $30.8 million of U.S. federal net operating losses which have an indefinite carryforward period, and $138.3 million of state net operating losses, which expire in 2038-2041. As of December 31, 2020, the Company had $57.2 million of non-capital Canadian losses, $27.7 million of U.S. federal net operating losses, and $99.3 million of state net operating losses.
A valuation allowance to reflect management’s estimate of the temporary deductible differences that may expire prior to their utilization has been recorded at December 31, 2021 and 2020.
During 2020 and 2021, the Company maintained a full valuation allowance against its net Canadian deferred tax assets, as losses are generated in Canada with no projection of future taxable income. As of December 31, 2021, the Company recorded a valuation allowance on a majority of its state net operating losses.

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 20.   PROVISION FOR INCOME TAXES AND DEFERRED INCOME TAXES (Continued)
Provision for income taxes consists of the following for the years ended December 31, 2021 and 2020:
($ in thousands)	2021	2020
Current
Federal	$51,815	$27,821
State	23,337	11,936
Foreign	—	—
Total current	$75,152	$39,757
Deferred
Federal	$(29,445)	$(6,253)
State	(14,043)	(4,394)
Foreign	5,759	(9,273)
Total deferred	$(37,729)	$(19,920)
Change in valuation allowance	$2,684	$8,767
Total	$40,107	$28,604
As of December 31, 2021 and 2020, the components of deferred tax assets and liabilities were as follows:
($ in thousands)	2021	2020
Deferred tax assets
Share-based compensation	$1,029	$360
Financing fees	2,542	2,920
Net operating losses	36,096	29,708
Inventory	239	967
Capital losses	—	336
Lease liabilities	26,761	22,284
Other	730	4,279
Total deferred tax assets	$67,397	$60,854
Deferred tax liabilities
ROU assets	$(7,824)	$(7,574)
Property, plant and equipment	(11,885)	(12,668)
Intangible assets	(93,761)	(48,499)
Other	(1,948)	(139)
Total deferred tax liabilities	$(115,418)	$(68,880)
Valuation allowance	$(31,085)	$(26,044)
Net deferred tax liabilities	$(79,105)	$(34,071)

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 20.   PROVISION FOR INCOME TAXES AND DEFERRED INCOME TAXES (Continued)
The reconciliation between the effective tax rate on income from continuing operations and the statutory tax rate is as follows:
($ in thousands)	2021	2020
Expected income tax expense at statutory tax rate	$(53,912)	$(13,475)
Tax rate differences	(1,109)	(13,684)
Pass through and non-controlling entities	(7,373)	(4,775)
State tax expense, net	9,319	7,517
IRC Section 280E disallowance	47,100	35,376
Changes in value of deferred consideration	(10,103)	3,116
Loss on debt modification	7,554	—
Uncertain tax treatment	(4,749)	755
Share-based compensation	3,941	3,159
Goodwill impairment	45,314	—
Change in valuation allowance	2,684	8,768
Other	1,440	1,847
Income tax expense	$40,107	$28,604
Effective tax rate	(15.6)%	(44.6)%
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:
($ in thousands)	2021	2020
Balance at January 1	$4,749	$3,993
Additions based on tax positions related to the current year	—	556
Additions for tax positions of prior years	—	200
Reductions for tax positions of prior years	(4,749)	—
Balance at the end of the year	$—	$4,749
In 2021, the Company recorded an additional deferred tax asset of $2.0 million related to the step-up in basis from shareholder redemptions under the tax receivable agreement for Cresco Labs LLC. The Company also recognized in equity a tax receivable agreement liability of $1.8 million related to estimated payables to certain shareholders.
In 2021, the Company recorded a deferred tax liability of $82.3 million through goodwill related to the acquisition of Verdant, Bluma, Cultivate, and Laurel Harvest.
Unrecognized income tax benefits are reported net of their related deferred federal income tax benefit. Previously, the Company had recorded a reserve for an uncertain tax position on certain arrangements between its management companies and operating companies. During 2021, the Company reversed such reserve and will no longer record an uncertain tax position related to this tax position going forward due to a favorable conclusion of an IRS audit exam, which changed management’s cumulative probability that this uncertain tax position would be upheld. This resulted in a one-time tax benefit of $4.7 million.
NOTE 21.   SUBSEQUENT EVENTS
The Company has evaluated subsequent events through March 25, 2022, which is the date on which these financial statements were issued.
On February 4, 2022, the PDOH’s Office of Medical Marijuana released a statement announcing that it was ordering the recall of certain vape medical marijuana products containing some added ingredients that had not been approved for inhalation by the U.S. Food and Drug Administration. This recall effected three vape product formulations sold by Cresco entities in Pennsylvania. The Company has reviewed the pertinent facts and completed its assessment of the potential impact of the recall; concluding no material impact to the consolidated financial position, results of operations or cash flows.
On March 23, 2022, the Company announced it had entered into a definitive arrangement agreement (“Arrangement Agreement”) with Columbia Care Inc. (“Columbia Care”) to acquire all of the issued and outstanding shares of Columbia Care in an all-share transaction

Cresco Labs Inc.
Notes to the Consolidated Financial Statements (Continued)
For the Years Ended December 31, 2021 and 2020
NOTE 21.   SUBSEQUENT EVENTS (Continued)
with an equity value of approximately $2.0 billion (the “Columbia Care Transaction”). Under the terms of the Arrangement Agreement, holders of common shares of Columbia Care will receive 0.5579 SVS of Cresco Labs for each Columbia Care share. Additional details of the Columbia Care Transaction will be described in the management information circular and proxy statement that will be mailed to Columbia Care shareholders in connection with a special meeting of Columbia Care shareholders expected to be held in the second quarter of 2022 to approve this transaction. The Columbia Care Transaction is expected to close during the fourth quarter of 2022.

CRESCO’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021
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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 2021 AND 2020.
This management discussion and analysis (“MD&A”) of the financial condition and results of operations of Cresco Labs Inc. (the “Company”, “Cresco Labs”, “we” or “our”) is dated March 25, 2022, and has been prepared for the years ended December 31, 2021 and 2020. The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Prior period amounts included in the MD&A have been recast and adjusted to update for historical changes necessary to present the financial results in accordance with U.S. GAAP. It is supplemental to, and should be read in conjunction with, the Company’s audited Consolidated Financial Statements and accompanying notes as of and for the years ended December 31, 2021, and 2020. Financial information presented in this MD&A is presented in United States (“U.S.”) dollars (“USD” or “$”), unless otherwise indicated.
The Company has provided certain supplemental non-GAAP financial measures in this MD&A. Where the Company has provided such non-GAAP financial measures, we have also provided a reconciliation to the most comparable U.S. GAAP financial measure. Please see the information under the heading “Non-GAAP Financial Measures”for additional information on the Company’s use of non-GAAP financial measures.
This MD&A contains certain “forward-looking statements” and certain “forward-looking information” as defined under applicable U.S. securities laws and Canadian securities laws. Please refer to the discussion of forward-looking statements and information set out under the heading “Cautionary Note Regarding Forward-Looking Information,” located at the beginning of the Company’s Annual Information Form for the year ended December 31, 2021, filed on SEDAR. As a result of many factors, the Company’s actual results may differ materially from those anticipated in these forward-looking statements and information. Please refer to the discussion of risks and uncertainties set out under the heading “Risk Factors,” located within the Company’s Annual Information Form for the year ended December 31, 2021, filed on SEDAR.
OVERVIEW OF THE COMPANY
Cresco Labs was incorporated in the Province of British Columbia and is licensed to cultivate, manufacture, and sell cannabis and cannabis-based products. The Company operates in and/or has ownership interests in Illinois, Pennsylvania, Ohio, California, Arizona, New York, Massachusetts, Michigan, Florida, and Maryland.
Cresco Labs is primarily engaged in the business of cultivating medical-grade cannabis, manufacturing medical-grade products derived from cannabis cultivation, and distributing such products to medical or adult-use consumers in legalized cannabis markets. Cresco Labs exists to provide high-quality and consistent cannabis-based products to consumers. Cresco Labs’ business focuses on regulatory compliance while working to develop condition-specific strains of cannabis and non-invasive delivery methods (alternatives to smoke inhalation) to provide controlled-dosage medicinal cannabis relief to qualified patients and consumers in legalized cannabis markets. As of December 31, 2021, the Company was operating three (3) adult-use and medical cannabis cultivation and manufacturing centers, five (5) adult-use and medical dispensary locations, and five (5) adult-use dispensary locations in Illinois; one (1) medical cannabis cultivation and manufacturing center and nine (9) medical dispensary locations in Pennsylvania; one (1) medical cannabis cultivation and processing center and five (5) medical dispensary locations in Ohio; three (3) adult-use and medical cannabis cultivation centers, one (1) adult-use and medical cannabis manufacturing center and two (2) adult-use and medical cannabis distribution facilities in California; one (1) adult-use and medical cannabis cultivation center, one (1) adult-use and medical cannabis cultivation and manufacturing center, and one (1) adult-use and medical dispensary location in Arizona; one (1) medical cannabis manufacturing center and four (4) medical dispensary locations in New York; three (3) adult-use and medical cannabis cultivation and manufacturing centers, one (1) medical dispensary location, one (1) adult-use dispensary location, and two (2) adult-use and medical dispensary locations in Massachusetts; one (1) adult-use and medical cannabis cultivation and processing center in Michigan; one (1) medical cannabis cultivation and manufacturing center and thirteen (13) medical dispensary locations in Florida; and one (1) medical processing center in Maryland. For additional information on wholly-owned or effectively controlled subsidiaries and affiliates of Cresco Labs, refer to Note 2 under the heading “Basis of Consolidation” of the Company’s audited Consolidated Financial Statements for the years ended December 31, 2021 and 2020.

During 2019, the Company announced a new dispensary brand, Sunnyside*®1, created to accelerate industry growth and shift consumer expectations and perceptions around shopping for cannabis from intimidation and doubt to curiosity and acceptance through a new trial and marketing approach. During 2020, five (5) dispensaries were opened and rebranded as Sunnyside* and five (5) additional Sunnyside* dispensaries were launched in the Illinois market, four (4) dispensaries were rebranded as Sunnyside* in New York, three (3) dispensaries were rebranded as Sunnyside* in Pennsylvania, and one (1) dispensary was rebranded as Sunnyside* in each the following markets — Arizona, Massachusetts, and Ohio. During the first quarter of 2021, the Company closed its acquisition of four (4) dispensaries in Ohio previously operated by Verdant Creations, LLC, and its affiliates (collectively “Verdant”). The four (4) dispensaries were rebranded as Sunnyside* in 2021. During the second quarter of 2021, the Company closed its acquisition of Bluma Wellness Inc. (“Bluma”), which included eight (8) One Plant dispensaries. During the third quarter of 2021, the eight (8) dispensaries were rebranded as Sunnyside* dispensaries and one (1) additional Sunnyside* dispensary was opened in Florida. During the fourth quarter of 2021, the Company opened one (1) additional Sunnyside* dispensary in Pennsylvania and four (4) additional Sunnyside* dispensaries in Florida. In addition, Cresco opened its flagship Sunnyside* dispensary in Illinois located near the iconic Wrigley Field marquee. Cresco Labs’ portfolio of owned cannabis consumer packaged goods includes Cresco®1, Cresco Reserve®2, High Supply®2, Mindy’sTM, Good News®2, RemediTM, Wonder Wellness Co.®2, and FloraCal®2. The Company distributes and markets these products both to third-party licensed retail cannabis stores across the U.S. and to Cresco Labs-owned retail stores.
Cresco Labs’ corporate headquarters is currently located at Suite 110, 400 W. Erie St, Chicago, IL 60654 and employs approximately 3,500 people across the organization, while being named as a “Top Diversity Employer” by Diversity Jobs in 2021. The Company’s registered office is located at Suite 2500, 666 Burrard Street, Vancouver, BC V6C 2X8.
Issuing IPO, Reverse Takeover & Corporate Structure
The Company (then Randsburg Gold Corporation) was incorporated in the Province of British Columbia under the Company Act (British Columbia) on July 6, 1990. On December 30, 1997, the Company changed its name from Randsburg Gold Corporation to Randsburg International Gold Corp. (“Randsburg”) and consolidated its common shares on a five (5) old for one (1) new basis. On November 30, 2018, in connection with a reverse takeover (the “Transaction”), the Company, (i) consolidated its outstanding Randsburg common shares on an 812.63 old for one (1) new basis, and (ii) filed an alteration to its Notice of Articles with the British Columbia Registrar of Companies to (a) change its name from Randsburg International Gold Corp. to Cresco Labs Inc., (b) amend the rights and restrictions of its existing class of common shares and redesignate such class as the class of Subordinate Voting Shares (“SVS”) and (c) create the Proportionate Voting Shares (“PVS”) and the Super Voting Shares (“MVS”).
Pursuant to the Transaction, the Company (then Randsburg) and Cresco Labs, LLC, completed a series of transactions on November 30, 2018, resulting in a reorganization of Cresco Labs, LLC and Randsburg in which Randsburg became the indirect parent and sole voting unitholder of Cresco Labs, LLC. The Transaction constituted a reverse takeover of Randsburg by Cresco Labs, LLC under applicable securities laws. Cresco Labs, LLC was formed as a limited liability company under the laws of the State of Illinois on October 8, 2013 and is governed by a limited liability company agreement that was amended and restated in connection with the completion of the Transaction. The Pre-Combination LLC Agreement was further amended and restated in connection with the completion of the Transaction.

1The Sunnyside*® (inclusive of the stand-alone asterisk mark) and Cresco® brands maintain federal trademark registrations for websites pertaining to medical cannabis and cannabis educational services, as well as multiple state trademark registrations.
2The High Supply®, Good News®, Wonder Wellness Co.®, Cresco Reserve®, and FloraCal® brands maintain federal trademark registrations for apparel and multiple state trademark registrations.

Set forth below is the organization chart of the Company.
Recent Developments
On January 13, 2021, the Company filed a Form 40-F with the Securities and Exchange Commission (“SEC”), which is a registration statement pursuant to Section 12 of the Securities and Exchange Act of 1934, as amended.
On January 14, 2021, the Company announced the commencement of a best efforts overnight marketed offering (the “January 2021 Offering”) of SVS. On January 15, 2021, the Company closed the January 2021 Offering of 9.9 million SVS at a price of C$16.00 ($12.67) per share for total gross proceeds of approximately $120.7 million, net of $3.4 million in commission and other fees, with a corresponding increase to share capital of $124.1 million. The SVS were offered in each of the provinces of Canada, other than Québec, pursuant to a prospectus supplement dated January 19, 2021, to the Company’s base shelf prospectus dated July 25, 2019, and in the U.S. on a private placement basis to “qualified institutional buyers.”
On January 14, 2021, the Company entered into a definitive agreement with Bluma (the “Bluma Agreement”), pursuant to which Cresco Labs acquired all of the issued and outstanding shares of Bluma in an all-share transaction that valued Bluma at an equity value of $213.0 million (the “Bluma Transaction”), or

$1.12 per Bluma share. Under the terms of the Bluma Agreement, holders of common shares of Bluma received 0.0859 SVS of Cresco Labs for each Bluma share. On March 15, 2021, Cresco Labs agreed to extend $7.5 million to One Plant Florida (“One Plant”), Bluma’s operating subsidiary, for the expansion of One Plant’s operations in Florida and to satisfy tax liabilities relating to the settlement of vested restricted share units. The acquisition closed on April 14, 2021. Total consideration for the acquisition was $238.1 million and consisted of 15.1 million SVS issued as of the acquisition date, valued at $183.3 million, cash payments of $3.4 million to pay for the sellers’ transaction fees, 4.7 million equity-classified warrants issued valued at $18.4 million, 0.8 million replacement shares valued at $10.0 million, deferred consideration of $1.8 million, and settlement of preexisting loan relationships of $21.2 million.
On February 16, 2021, the Company closed its acquisition of Verdant. Total consideration for the acquisition was $25.0 million and consisted of 0.1 million SVS issued as of the acquisition date, valued at $2.0 million; cash payments of $1.5 million; settlement of cashless exercise option on loans receivable of $10.0 million, as stated in the unit purchase option agreement; settlement of a preexisting lease arrangement of $0.1 million, as a result of stated value exceeding fair value per third-party valuation; and settlement of other preexisting loan relationships of $11.4 million.
On March 1, 2021, the Company filed and received a receipt for a preliminary short form base shelf prospectus (the “2021 Shelf Prospectus”) with the securities commissions in each of the provinces of Canada, except Québec, and filed a corresponding shelf registration statement on Form F-10 (the “Registration Statement”) with the SEC under the U.S./Canada Multijurisdictional Disclosure System (“MJDS”). The 2021 Shelf Prospectus and Registration Statement replaced the Company’s prior shelf prospectus. The 2021 Shelf Prospectus and Registration Statement were made effective on April 23, 2021 and allows the Company to offer up to 1.0 billion of SVS, debt securities, subscription receipts, warrants, and units, or any combination thereof, from time to time during the 25-month period that the 2021 Shelf Prospectus is effective (subject to MJDS eligibility). The Company filed the 2021 Shelf Prospectus in order to maintain financial strength and flexibility.
On March 18, 2021, the Company entered into a definitive agreement to acquire all of the issued and outstanding equity interests in Cultivate Licensing LLC and BL Real Estate LLC (collectively, “Cultivate”), a vertically-integrated Massachusetts operator. On September 2, 2021, the Company closed on the acquisition of the issued and outstanding shares of Cultivate. Total consideration was $99.3 million and consisted of 4.8 million SVS valued at $46.6 million, cash payments of $1.0 million to pay for the sellers’ transaction fees, contingent consideration of $29.6 million, settlement of preexisting loan relationships of $1.9 million, and payment of the sellers’ third-party debt of $20.1 million.
On March 30, 2021, the Company divested all of its equity interest in 180 Smoke and related intercompany receivables to Spyder Cannabis Inc. and Plant-Based Investment Corp. for approximately $1.1 million, after certain adjustments. The sale resulted in a loss of $3.3 million, plus an additional loss of $0.3 million for accumulated foreign currency translation previously included in other comprehensive loss.
On August 12, 2021, the Company closed on an agreement for a senior secured term loan (the “Senior Loan”) with an undiscounted principal balance of $400.0 million and an original issue discount of $13.0 million. The facility has a five (5) year term with an interest rate of 9.5%. A portion of proceeds from the Senior Loan were used to retire the existing term loan (the “Amended Term Loan”), with the remainder to fund capital expenditures and pursue other targeted growth initiatives within the U.S. cannabis sector. Under the agreement, the Company is subject to certain financial and non-financial covenants.
On September 23, 2021, the Company announced the execution of a definitive agreement to acquire 100% of the outstanding equity interests in Bay, LLC d/b/a Cure Pennsylvania (“Cure Penn”) for aggregate consideration equal to $89.0 million, to be satisfied at closing through the payment of cash and the issuance of SVS. The acquisition closed on November 25, 2021. Total consideration for the acquisition consisted of 6.2 million SVS issued as of the acquisition date, valued at $52.6 million, cash consideration of $33.3 million, and cash payments of $3.1 million to pay for the sellers’ transaction fees.
On October 14, 2021, the Company entered into a definitive agreement with Laurel Harvest Labs, LLC (“Laurel Harvest”) to acquire the outstanding equity interests in Laurel Harvest, a Pennsylvania Clinical Registrant, for consideration equal to $136.7 million (the “Laurel Harvest Transaction”). The acquisition closed on December 10, 2021. Total consideration for the acquisition consisted of 8.4 million SVS issued as of the acquisition date, valued at $65.8 million, cash consideration of $20.5 million, cash payments of $0.3 million to pay for the sellers’ transaction fees, loan settlement of $3.3 million, and deferred consideration of $46.7 million.
On March 23, 2022, the Company announced it had entered into a definitive arrangement agreement (“Arrangement Agreement”) with Columbia Care Inc. (“Columbia Care”) to acquire all of the issued and outstanding shares of Columbia Care in an all-share transaction with an equity value of approximately $2.0 billion (the “Columbia Care Transaction”). Under the terms of the Arrangement Agreement, holders of common shares of Columbia Care will receive 0.5579 SVS of Cresco Labs for each Columbia Care share. See the “Off-Balance Sheet Arrangements and Proposed Transactions” section, below, for additional details.
Components of Our Results of Operations
Revenue
We derived approximately 50.5% of our revenue from wholesale of cannabis products to dispensary locations for the year ended December 31, 2021. Revenue from company-owned retail dispensary locations represents the remaining 49.5%. Retail revenue includes medical and adult-use cannabis sales in the U.S.
Gross profit
Gross profit is calculated as revenue less cost of goods sold (“COGS”). COGS include the direct costs attributable to the cultivation and production of the products sold and is comprised of the following:
•
Direct labor costs:   These expenses include all salaries, benefits, and taxes for all employees at the cultivation and manufacturing facilities.

•
Direct supplies:   The direct material cost for maintenance of the plants, the supplies and nutrients, the production expenses, packaging costs, and equipment used to process marijuana.

•
Facility expenses:   The facility expense for the cultivation operations is the cost for the facility, utilities, property taxes, maintenance, and costs associated with monitoring the security systems.

•
Other operating expenses:   These expenses include all costs associated with the facility itself including insurance, community benefit fees, professional services related to licenses and compliance, uniforms, employee training programs, tracking and inventory management systems, product testing, business development, information technology, license renewal fees, and certain excise taxes.

In addition to market fluctuations, cannabis costs are affected by various state regulations that limit the sourcing and procurement of cannabis products. The changes in regulatory environments may create fluctuations in gross profit over comparative periods. Additionally, gross profit may include the cost of inventory required to be marked to fair value as part of purchase accounting in a business combination.
Selling, general and administrative expenses (“SG&A”)
SG&A expenses consist mainly of salary and benefit costs of executive and back-office employees, consulting and professional fees, advertising and marketing, office and retail operation costs, share-based compensation, certain excise taxes, technology, insurance, security, travel and entertainment, rent expense, and business expansion costs.
Selling costs generally correlate to revenue. As a percentage of sales, we expect SG&A costs to decrease as our business continues to grow. The decrease is expected to be driven primarily by efficiencies associated with scaling the business.

For the three months and years ended December 31, 2021, and 2020, SG&A was comprised of the following:
	Three Months Ended December 31,		Year Ended December 31,
($ in thousands)	2021	2020	2021	2020
Payroll and employee costs	$33,451	$22,107	$133,143	$81,080
Selling and marketing expenses	4,734	8,375	29,733	19,218
Share-based compensation	4,496	5,313	24,988	16,373
Depreciation and amortization	4,484	4,141	21,602	17,133
Excise taxes	4,867	4,642	15,998	13,167
Facility expenses	7,990	4,194	22,611	15,672
Consulting and professional	3,615	2,943	13,503	17,418
Computer and software	3,282	2,317	13,302	7,744
Business insurance	1,170	1,549	8,087	4,676
Rental fees	2,090	1,744	7,385	6,069
Accounting	1,346	586	4,675	2,982
Legal	1,484	1,029	8,863	5,825
Travel and employee expenses	1,531	536	4,570	3,081
Other expenses	4,980	14,677	9,344	18,508
Total Selling, general and administrative expenses	$79,520	$74,153	$317,804	$228,946
Other income (expense)
Other income (expense) consists mainly of reoccurring expenses such as gains (losses) on derivative instruments, foreign currency, and derivative liabilities on warrants. Also included are ad hoc expenses such as gain (loss) on extinguishment of debt and investments. These expenses do not generally correlate to revenue and do not include interest income (expense), net or equity investee income, which when added to other income (expense), sum to total other income (expense), net, discussed in the “Selected Financial Information” section below.
For the three months and years ended December 31, 2021, and 2020, Other income (expense), net consisted of the following:
	Three Months Ended December 31,		Year Ended December 31,
($ in thousands)	2021	2020	2021	2020
Unrealized gain (loss) on derivative liabilities – warrants	$5,996	$(8,830)	$16,669	$(8,659)
Gain (loss) on derivative instruments	7,829	(7,022)	23,909	2,938
Loss on provision – loan receivable	(666)	(482)	(753)	(902)
Unrealized loss on investments held at fair value	(548)	—	(7,135)	(162)
Loss on debt extinguishment	—	(977)	(17,987)	(977)
Gain (loss) on disposal of asset	—	3	(886)	(134)
Gain (loss) on foreign currency	46	(1,199)	(1,228)	(1,415)
Other (loss) income	(1,746)	38	442	1,016
Total Other income (expense), net	$10,911	$(18,469)	$13,031	$(8,295)
Income Taxes
The Company is classified for U.S. federal income tax purposes as a U.S. corporation under Section 7874 of the Internal Revenue Code (“IRC”). The Company is subject to income taxes in the jurisdictions in which it operates and consequently, income tax expense is a function of the allocation of taxable income by jurisdiction and the various activities that impact the timing of taxable events. As the Company operates in the cannabis industry, the Company is subject to the limits of IRC Section 280E under which the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E and a higher effective tax rate than most industries. These permanent differences apply to federal tax and most states; however, the State of California and the State of Arizona do not conform to IRC Section 280E and, accordingly, the Company deducts all operating expenses on its California Franchise Tax Returns and Arizona Corporate Income Tax Returns.
SELECTED FINANCIAL INFORMATION
The Company reports results of operations of its affiliates from the date that control commences, either through the purchase of the business, through a management agreement or through other arrangements that grant such control. The following selected financial information includes only the results of operations after the Company established control of its affiliates. Accordingly, the information included below may not be representative of the results of operations if such affiliates had included their results of operations for the entire reporting period.
Summary of Quarterly Results
($ in thousands)	2021				2020
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Revenue, net	$217,787	$215,483	$209,975	$178,437	$162,317	$153,298	$94,256	$66,380
Profit (loss) from operations	15,557	(264,018)	14,872	16,238	329	24,935	(20,938)	(27,788)
Net (loss) attributable to Cresco Labs Inc.	(14,732)	(270,645)	(4,827)	(29,393)	(54,636)	15,457	(36,433)	(26,545)
Basic EPS	$(0.08)	$(1.00)	$(0.02)	$(0.12)	$(0.25)	$0.07	$(0.18)	$(0.13)
Diluted EPS	$(0.08)	$(1.00)	$(0.02)	$(0.12)	$(0.22)	$0.04	$(0.18)	$(0.13)
Three Months Ended December 31, 2021 Compared to Three Months Ended December 31, 2020
The following tables set forth selected consolidated financial information for the periods indicated that are derived from our audited Consolidated Financial Statements and the respective accompanying notes prepared in accordance with U.S. GAAP.
The selected consolidated financial information set out below may not be indicative of the Company’s future performance:
	Three Months Ended December 31,
($ in thousands)	2021	2020	$ Change	% Change
Revenue	$217,787	$162,317	$55,470	34.2%
Cost of goods sold	(107,765)	(87,835)	(19,930)	22.7%
Gross profit	110,022	74,482	35,540	47.7%
Total operating expenses	94,465	74,153	20,312	27.4%
Total other (expense), net	(3,940)	(27,335)	23,395	(85.6)%
Income tax expense	(23,528)	(14,181)	(9,347)	65.9%
Net (loss)(1)	$(11,911)	$(41,187)	$29,276	(71.1)%

(1)
Net (loss) includes amounts attributable to non-controlling interests.

Revenue
Revenue for the three months ended December 31, 2021, increased $55.5 million, or 34.2%, compared to the three months ended December 31, 2020. The increase in revenue was primarily related to the Verdant,

Bluma, Cultivate, Cure Penn, and Laurel Harvest acquisitions, all of which occurred during 2021. In addition, the Company has seen continued growth in the states where it operated in 2020, with the exception of California, where revenue declined due to a strategic shift to discontinue certain third-party brand sales to focus on Cresco-owned brands.
COGS and Gross profit
COGS for the three months ended December 31, 2021, increased $19.9 million, or 22.7%, compared to the three months ended December 31, 2020. The increase in COGS was primarily a result of the Verdant, Bluma, Cultivate, Cure Penn and Laurel Harvest acquisitions, including charges of $8.4 million related to the fair value mark-up of inventory from the acquisitions of Cure Penn and Laurel Harvest, which occurred in the fourth quarter. Further increase was related to year-over-year revenue growth described above.
Gross profit increased by $35.5 million or 47.7%, for the three months ended December 31, 2021, compared to the three months ended December 31, 2020. The increase in gross profit was driven by the increase in revenues related to acquisitions as noted above, as well as operating synergies realized through acquisitions, and continued efforts to increase cultivation yields.
Total operating expenses
Total operating expenses for the three months ended December 31, 2021, increased $20.3 million, or 27.4%, compared to the three months ended December 31, 2020. The increase in total operating expenses was driven by significant investments in our team, information technology, and operational infrastructure to drive strategic initiatives that better position the Company for future growth, as well as a goodwill impairment charge recorded in the fourth quarter. The impairment charge was driven by a strategic shift in the Company’s California reporting unit, to discontinue certain third-party brand sales and focus on Cresco-owned brand sales.
Total other (expense), net
Total other (expense), net for the three months ended December 31, 2021, decreased $23.4 million or 85.6%, compared to the three months ended December 31, 2020. The decrease in total other (expense), net was driven by mark-to-market gains on derivative instruments and liability-classified warrants, primarily due to changes in the Company’s share price and finalization of certain contingent consideration arrangements. These gains were partially offset by higher interest expense that resulted from the loan agreements the Company amended in the fourth quarter of 2020 and then refinanced in the third quarter of 2021.
Provision for income taxes
Income tax expense for the three months ended December 31, 2021, increased $9.3 million, or 65.9%, compared to the three months ended December 31, 2020. The increase was primarily due to the increase in Gross profit noted above, as well as an increase in the current period valuation allowance offset by changes in non-controlling interest.
Net (loss)
Net (loss) for the three months ended December 31, 2021, decreased $29.3 million, or 71.1%, compared to the three months ended December 31, 2020. The improvement in net (loss) was driven by higher gross profit in the current period due to organic revenue growth, increases in revenue attributable to current period acquisitions, and a decrease in COGS as a percentage of total revenue. Further improvements were driven by decreased other expenses, primarily due to mark-to-market gains on derivative instruments and liability-classified warrants; partially offset by the goodwill impairment charge and higher income tax expense during the period.

Three years selected financial information
	Year Ended December 31,
($ in thousands)	2021	2020	2019
Revenue, net	$821,682	$476,251	$128,534
Loss from operations	(217,351)	(23,462)	(61,607)
Loss attributable to Cresco, Inc.	(319,597)	(102,157)	(51,594)
Basic and Diluted EPS	$(1.22)	$(0.49)	$(0.44)
($ in thousands)	December 31, 2021	December 31, 2020	December 31, 2019
Total Assets	$1,780,463	$1,232,596	$589,646
Non-current lease liabilities	118,936	74,468	35,780
Total non-current financial liabilities	465,079	255,439	65,000
Year Ended December 31, 2021 Compared to Year Ended December 31, 2020
The following tables set forth selected consolidated financial information for the periods indicated that was derived from our Consolidated Financial Statements and the respective accompanying notes prepared in accordance with U.S. GAAP.
The selected consolidated financial information set out below may not be indicative of the Company’s future performance:
	Year Ended December 31,
($ in thousands)	2021	2020	$ Change	% Change
Revenue	$821,682	$476,251	$345,431	72.5%
Cost of goods sold	(415,335)	(269,550)	(145,785)	54.1%
Gross profit	406,347	206,701	199,646	96.6%
Total operating expenses	623,698	230,163	393,535	171.0%
Total other (expense), net	(39,376)	(40,705)	1,329	(3.3)%
Income tax expense	(40,107)	(28,604)	(11,503)	40.2%
Net (loss)(1)	$(296,834)	$(92,771)	$(204,063)	220.0%

(1)
Net (loss) includes amounts attributable to non-controlling interests.

Revenue
Revenue for the year ended December 31, 2021, increased $345.4 million, or 72.5%, compared to the year ended December 31, 2020. The increase in revenue was primarily driven by continued growth in the states where we operated during 2020, with the exception of California, where revenue declined due to a strategic shift to discontinue certain third-party brand sales to focus on Cresco-owned brands. Most notably, revenue growth in Illinois was substantial year-over-year, as the company expanded both its retail and wholesale footprint in the growing adult-use market. In addition, contributed revenue from the Verdant, Bluma, Cultivate, Cure Penn, and Laurel Harvest acquisitions, all of which occurred during 2021, improved revenue in the current period.
COGS and Gross profit
COGS for the year ended December 31, 2021, increased $145.8 million, or 54.1%, compared to the year ended December 31, 2020. The increase was primarily a result of the Verdant, Bluma, Cultivate, Cure Penn and Laurel Harvest acquisitions, including charges of $23.4 million related to the fair value mark-up of inventory from those acquisitions. Further increase was driven by year-over-year revenue growth, increased cultivation capacity in Illinois, and other organic growth.

Gross profit increased by $199.6 million, or 96.6%, for the year ended December 31, 2021, compared to the year ended December 31, 2020, primarily due to the increase in revenue and greater scale in the Company’s established Illinois and Pennsylvania markets, operating synergies realized through acquisitions, and continued efforts to increase cultivation yields. Gross profit as a percentage of revenue for the year ended December 31, 2021, was 49.5% compared with 43.4% for the year ended December 31, 2020; excluding the fair value mark-up of acquired inventory, gross profit as a percentage of revenue for the year ended December 31, 2021, was 52.3% compared with 44.2% in the prior-year period.
Total operating expenses
Total operating expenses for the year ended December 31, 2021, increased $393.5 million, or 171.0%, compared to the year ended December 31, 2020. The increase in total operating expenses was primarily attributable to a goodwill and intangibles impairment charge of $305.9 million recorded in 2021. The charge was driven by a strategic shift in the Company’s California reporting unit, to discontinue certain third-party brand sales to focus on Cresco-owned brand sales. The remaining fluctuation is driven by significant investments in our team, marketing, information technology, and operational infrastructure to drive strategic initiatives that better position the Company for future growth.
Total other (expense), net
Total other (expense), net for the year ended December 31, 2021, decreased $1.3 million, or 3.3%, compared to the year ended December 31, 2020. The decrease in total other (expense), net was due to mark-to-market gains on derivative instruments and liability-classified warrants, primarily due to changes in the Company’s share price and the finalization of certain contingent consideration arrangements. These gains were partially offset by losses on debt extinguishment, losses on investments held at fair value, and higher interest expense that resulted from the loan agreements the Company amended in the fourth quarter of 2020 and then refinanced in the third quarter of 2021.
Provision for income taxes
Income tax expense for the year ended December 31, 2021, increased $11.5 million, or 40.2%, compared to the year ended December 31, 2020. The change was due to an increase in gross profit and the current period valuation allowance, partially offset by the impairment of acquired identifiable intangibles, a discrete tax benefit related to updated assumptions for a number of uncertain unrecognized tax benefits, and changes in non-controlling interest.
Net (loss)
Net (loss) for the year ended December 31, 2021, increased $204.1 million, or 220.0%, compared to the year ended December 31, 2020. Higher gross profit in the current period, driven by increased revenue and operational efficiencies, was partially offset by higher operating expenses, primarily driven by the goodwill and intangible impairment charges and higher current period income tax expense.
Non-GAAP Financial Measures
Earnings before interest, taxes, depreciation, and amortization (“EBITDA”) and Adjusted EBITDA are non-GAAP financial measures and do not have standardized definitions under U.S. GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with U.S. GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with U.S. GAAP and may not be comparable to similar measures presented by other issuers. These supplemental non-GAAP financial measures are presented because management has evaluated the financial results both including and excluding the adjusted items and believe that the supplemental non-GAAP financial measures presented provide additional perspective and insights when analyzing the core operating performance of the business. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for, or as an alternative to, and should only be considered in conjunction with, the U.S. GAAP financial measures presented herein. Accordingly, the Company has included below reconciliations of the supplemental non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

	Three Months Ended December 31,
($ in thousands)	2021	2020	$ Change	% Change(2)
Net (loss)(1)	$(11,911)	$(41,187)	$29,276	(71.1)%
Depreciation and amortization	8,197	8,616	(419)	(4.9)%
Interest expense, net	14,851	7,939	6,912	87.1%
Income tax expense	23,528	14,181	9,347	65.9%
EBITDA (non-GAAP)	$34,665	$(10,451)	$45,116	nm
Other (income) expense, net	(10,911)	18,469	(29,380)	(159.1)%
Loss from equity method investments	—	927	(927)	(100.0)%
Fair value mark-up for acquired inventory	8,407	—	8,407	100.0%
Adjustments for acquisition and other non-core costs	4,954	15,540	(10,586)	(68.1)%
Impairment loss	14,945	—	14,945	100.0%
Share-based compensation	4,933	5,545	(612)	(11.0)%
Adjusted EBITDA (non-GAAP)	$56,993	$30,030	$26,963	89.8%

(1)
Net loss includes amounts attributable to non-controlling interests.

(2)
Percentage changes shown as “nm” (not meaningful) are values greater than 399%.

Adjusted EBITDA (non-GAAP)
Adjusted EBITDA, a non-GAAP financial measure which excludes depreciation and amortization, net interest expense, income taxes, other expense, share-based compensation, adjustments for acquisition and other non-core costs, loss on equity method investments and adjustments for the fair value of mark-up for acquired inventory, was $57.0 million for the three months ended December 31, 2021, compared to $30.0 million for the three months ended December 31, 2020. The increase in adjusted EBITDA of $27.0 million is due to higher gross profit, partially offset by higher operating expenses to support the growth of the business.
	Year Ended December 31,
($ in thousands)	2021	2020	$ Change	% Change(2)
Net (loss)(1)	$(296,834)	$(92,771)	$(204,063)	220.0%
Depreciation and amortization	38,640	31,788	6,852	21.6%
Interest expense, net	51,211	31,229	19,982	64.0%
Income tax expense	40,107	28,604	11,503	40.2%
EBITDA (non-GAAP)	$(166,876)	$(1,150)	$(165,726)	nm
Other (income) expense, net	(13,031)	8,295	(21,326)	(257.1)%
Loss from equity method investments	1,196	1,181	15	1.3%
Fair value mark-up for acquired inventory	23,441	3,749	19,692	nm
Adjustments for acquisition and other non-core costs	15,803	28,654	(12,851)	(44.8)%
Impairment loss	305,894	1,194	304,700	nm
Share-based compensation	27,536	18,839	8,697	46.2%
Adjusted EBITDA (non-GAAP)	$193,963	$60,762	$133,201	219.2%

(1)
Net loss includes amounts attributable to non-controlling interests.

(2)
Percentage changes shown as “nm” (not meaningful) are values greater than 399%.

Adjusted EBITDA (non-GAAP)
Adjusted EBITDA, as defined above, was $194.0 million for the year ended December 31, 2021, compared to $60.8 million for the year ended December 31, 2020. The increase in adjusted EBITDA of $133.2 million is due to higher gross profit partially offset by higher operating expenses to support the growth of the business, both organically and inorganically.
Critical Accounting Estimates, Judgments, and Assumptions
The preparation of the Company’s Consolidated Financial Statements under U.S. GAAP requires management to make estimates, judgments, and assumptions about the carrying amounts of certain assets and liabilities. Estimates and related assumptions are based on historical experience and other relevant factors. Actual results may differ from these estimates.
Estimates and underlying assumptions are reviewed on an ongoing basis for reasonableness and relevancy. Where revisions are required, they are recognized in the period in which the estimate is revised for the current as well as future periods that are affected.
Estimates, judgments, and assumptions that have the most significant effect on the amounts recognized in the accompanying audited Consolidated Financial Statements are described below.
(i)
Expected Credit Loss (“ECL”) on Loan Receivables

The Company calculates ECLs in accordance with ASC 326 Financial Instruments — Credit Losses using the Current ECL methodology. The Company develops a provision matrix and measures the expected credit losses based on lifetime expected credit losses, taking into consideration historical credit loss experience and financial factors specific to the debtors. In developing a provision matrix, the Company (1) determines the appropriate groupings of receivables into categories of shared credit risk characteristics, (2) determines historical loss rates, (3) considers forward-looking macro-economic factors and adjusts historical loss rates to reflect relevant future economic conditions, (4) calculates expected credit losses, and (5) concludes on the accounting implications. The inputs and models used for calculating expected credit losses may not always capture all characteristics of the market at the date of the financial statements. To reflect this, temporary, qualitative adjustments may be made using expert credit judgment. The allowance the Company records, if any, is the sum of these probability-weighted outcomes.
(ii)
Inventory

In calculating final inventory values, management compares the inventory cost to the estimated net realizable value. The net realizable value of inventories represents the estimated selling price of inventory in the ordinary course of business, less all estimated costs of completion and costs necessary to complete the sale. The determination of net realizable value requires significant judgment including consideration of factors such as shrinkage, the aging of and future demand for inventory and the future selling price the Company expects to realize by selling the inventory. Reserves for excess and obsolete inventory are based upon quantities on hand, projected volumes from demand forecasts and net realizable value. The estimates are judgmental in nature and are made at a point in time, using available information, expected business plans, and expected market conditions. As a result, the actual amount received on sale could differ from estimates. Periodic reviews are performed on the inventory balance and the impact of changes in inventory reserves is recorded in Cost of goods sold.
(iii)
Estimated Useful Lives, Depreciation of Property and Equipment, and Amortization of Intangible Assets

Depreciation of property and equipment and amortization of definite-lived intangible assets are recorded on a straight-line basis over their estimated useful lives, which do not exceed the contractual period, if any. Estimating useful lives of property and equipment and definite-lived intangible assets requires careful judgement. Inappropriate estimations could result in impairment losses recognized in later periods. Both Property and Equipment and Intangible Assets are reviewed for impairment periodically.
(iv)
Property and Equipment Impairment

The Company evaluates the carrying value of long-lived assets throughout the reporting period, whenever there is an indication that a long-lived asset is impaired. Such indicators include evidence of physical damage, indicators that the economic performance of the asset is worse than expected, or that the decline in asset value is more than the passage of time or normal use, or significant changes occur with an adverse effect on the Company’s business. If any such indication exists, the Company estimates the recoverable amount of the asset. An asset is impaired when its carrying amount exceeds its recoverable amount. The Company measures impairment based on the amount by which the carrying value exceeds the estimated fair value of the long-lived asset. The fair value is determined primarily by using the projected future cash flows. Losses on long-lived assets to be disposed of are determined in a similar manner, except that the fair values are reduced based on an estimate of the cost to dispose or abandon.
(v)
Goodwill and Indefinite-Lived Intangible Asset Impairment

Goodwill and indefinite-lived intangible assets are tested for impairment annually during the fourth quarter and whenever events or changes in circumstances indicate that the carrying amount of these assets has been impaired. In order to determine if the value of these assets might be impaired, the reporting unit to which the assets have been allocated must be valued using present value techniques. When applying this valuation technique, the Company relies on a number of factors, including historical results, business plans, forecasts, market data and discount rates. An estimated fair value is determined using the present value of estimated future cash flows under this methodology, and any excess of recorded goodwill over estimated fair value is written off through impairment expense. Changes in the conditions for these judgments and estimates can significantly affect the assessed value of goodwill and indefinite-lived intangibles. Management has determined the Company’s reporting units that hold such goodwill and indefinite-lived intangible assets to be California, Illinois, Maryland, Arizona, New York, Massachusetts, Ohio, Florida, and Pennsylvania.
(vi)
Business Combinations and Asset Acquisitions

Determination of an acquisition as a business combination or an asset acquisition depends on whether the assets acquired constitute a business. The classification can have a significant impact on the accounting on and subsequent to the acquisition date.
a.
Business Combinations

In determining the fair value of all identifiable assets, liabilities, contingent liabilities, and non-controlling interests acquired, the most significant estimates relate to contingent consideration and intangible assets. Management exercises judgment in estimating the probability and timing of when contingent payments are expected to be made and at what amounts, which is used as the basis for estimating fair value. For any intangible asset identified, depending on the type of intangible asset and the complexity of determining its fair value, an independent valuation expert or management may develop the fair value, using appropriate valuation techniques, which are generally based on a forecast of the total expected future net cash flows. The valuations are linked closely to the assumptions made by management regarding the future performance of these assets and any changes in the discount rate applied.
b.
Asset Acquisitions

Acquisitions that do not meet the definition of a business combination are accounted for as an asset acquisition. Consideration paid for an asset acquisition is allocated to the individual identifiable assets acquired and liabilities assumed based on their relative fair values. Goodwill is not recorded as a result of an asset acquisition.
    (vii) Share-Based Compensation
In determining the fair value of share-based awards for the purpose of calculating compensation expense, key estimates such as the rate of forfeiture of awards granted, the expected life of options, the volatility of the Company’s stock price and the risk-free interest rate are used. For awards with performance conditions, additional estimates for the probability of achievement of performance-based goals are also necessary.

    (viii) Income Tax
Provisions for taxes are made using the best estimate of the amount expected to be paid based on a qualitative assessment of all relevant factors. The Company reviews the adequacy of these provisions at the end of the reporting period. However, it is possible that at some future date an additional liability could result from audits by taxing authorities. Where the final outcome of these tax-related matters is different from the amounts that were initially recorded, such differences will affect the tax provisions in the period in which such determination is made.
Uncertain tax positions are recognized and measured using a two-step process: (1) determine whether a benefit may be recognized and (2) measure the amount of the benefit. Tax benefits from uncertain tax positions may be recognized only if it is more likely than not that the tax position is sustainable based on its technical merits. Uncertain tax positions are evaluated at the individual tax position level. The tax benefit is measured by using a cumulative probability model: the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Any interest or penalties related to uncertain tax positions are recognized within Accrued liabilities and Accounts payable in the Consolidated Balance Sheets.
(ix)
Measurement of ROU Assets and Sale and Leaseback Accounting

Assets and liabilities arising from a lease are initially measured at the present value of the lease payments not yet paid, which are then discounted using the Company’s incremental borrowing rate. The Company applies ASC 842 when accounting for lease transactions. Significant estimates and judgments are involved in determining the implicit interest rate.
A sale and leaseback transaction involves the transfer of an asset to another entity and the leaseback of the same asset.The Company applies ASC 606 and ASC 842 when accounting for sale and leaseback transactions. Significant estimates and judgments applied include determination of the fair value of the underlying asset, transfer of control, and determination of the implicit interest rate. The Company recognizes gains or losses related to the transfer of rights of the asset to the buyer-lessor and measures the ROU asset arising from the leaseback at the retained portion of the previous carrying amount. In cases where the transaction does not qualify for sale and leaseback accounting treatment, the asset is not derecognized, and no gain or loss is recorded. The transaction is treated as a financing transaction.
(x)
Fair Value Measurements

Fair value is defined as a price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on a specified date. The Company estimates fair value of financial instruments in accordance ASC 820 “Fair Value Measurement”, using quoted market prices whenever available and utilizing standard pricing models in situations where quoted market prices are not available.
(xi)
Contingencies

The Company is subject to lawsuits, investigations and other claims related to employment, commercial, regulatory, and other matters that arise out of operations in the normal course of business. At each reporting period, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable, and the amount can be reliably estimated, such amount is recognized in other accrued expenses.
Contingent liabilities are measured at management’s best estimate of the expenditure required to settle the obligation at the end of the reporting period and are discounted to present value where the effect is material.

LIQUIDITY AND CAPITAL RESOURCES
Overview
As of December 31, 2021, the Company held $223.5 million in cash and cash equivalents, $2.6 million in restricted cash and $133.4 million of working capital compared to December 31, 2020, where the Company held $136.3 million in cash and cash equivalents, $4.4 million in restricted cash and $(3.4) million of working capital. The increase of $136.8 million in working capital was primarily driven by increased cash during the period. On August 12, 2021, the Company closed on the Senior Loan of $400.0 million and repaid the previous $200.0 million Amended Term Loan, leading to an increase in cash. The Senior Loan accrues interest at a rate of 9.5% per annum, payable in cash semi-annually, and has a stated maturity of August 2026. Additionally, the increase was partially driven by an increase in inventory and accounts receivable balances, as well as lower accrued liabilities.
The Company is able to access private and/or public financing through, but not limited to, institutional lenders such as the Senior Loan of $400.0 million described above, private loans through individual investors, and private and public equity raises such as the equity distribution agreement that was announced on April 26, 2021 with Canaccord Genuity Corp. to replace the equity distribution agreement filed in December 2019 due to the expiration of the prior shelf prospectus. Pursuant to this agreement, the Company may, from time to time, sell up to $100.0 million of its SVS in Canada. On January 14, 2021, the Company announced the commencement of the January 2021 Offering of SVS. The SVS were offered in each of the provinces of Canada, other than Québec, and in the U.S. on a private placement basis to “qualified institutional buyers.” The Company expects cash on hand and cash flows from operations, along with the private and/or public financing options discussed, will be adequate to meet capital requirements and operational needs for the next twelve months.
Cash Flows
Operating Activities
Net cash provided by operating activities was $14.5 million for the year ended December 31, 2021, an increase of cash of $22.3 million compared to $7.8 million of cash used during the year ended December 31, 2020. The increase in net cash provided by operating activities was primarily due to an increase in gross profit through improved efficiencies and greater scale in the Company’s established markets. This was offset by higher working capital requirements in the period.
Investing Activities
Net cash used in investing activities was $163.9 million for the year ended December 31, 2021, an increase of cash used of $99.2 million compared to $64.7 million used in the year ended December 31, 2020. The increase in net cash used in investing activities was primarily due to an increase in loans and advances for entities to be acquired during the year, an increase in cash paid for acquisitions (net of cash acquired), and reduced proceeds from sale and leaseback transactions; partially offset by reduced tenant improvement allowances in the current-year period.
Financing Activities
Net cash provided by financing activities was $235.0 million for the year ended December 31, 2021, an increase in cash provided of $73.5 million compared to $161.5 million for the year ended December 31, 2020. The increase in net cash provided by financing activities was primarily due to proceeds received from the Senior Loan, net of Amended Term Loan repayment, of $187.0 million and proceeds received from the equity offering in the first quarter of 2021.

CONTRACTUAL OBLIGATIONS
As of December 31, 2021, maturities of lease liabilities were as follows:
($ in thousands)	Total	Operating Leases	Finance Leases
2022	$24,242	$18,971	$5,271
2023	24,260	18,832	5,428
2024	24,593	18,989	5,604
2025	26,102	20,348	5,754
2026	26,423	20,528	5,895
Thereafter	207,288	174,141	33,147
Total lease payments	$332,908	$271,809	$61,099
Less: imputed interest	(184,810)	(154,871)	(29,939)
Less: tenant improvement allowance	(8,370)	(7,671)	(699)
Present value of lease liabilities	139,728	109,267	30,461
Less: short-term lease liabilities	(20,792)	(16,348)	(4,444)
Present value of long-term lease liabilities	$118,936	$92,919	$26,017
In addition to the future minimum lease payments disclosed above, the Company is responsible for real estate taxes and common operating expenses incurred by the building or facility in which it leases space. Additionally, the Company will continue to invest in its facilities through construction and other capital expenditures as it expands its footprint in existing and new markets.
In addition to the lease commitments above, the Company has the following contractual obligations as of December 31, 2021:
($ in thousands)	< 1 Year	1 to 3 Years	3 to 5 Years	Total
Accounts payable & Accrued liabilities	$127,720	$—	$—	$127,720
Deferred consideration, contingent consideration, and other payables, short-term	71,833	—	—	71,833
Deferred consideration and contingent consideration, long-term	—	17,651	—	17,651
Long-term notes payable and loans payable & Short-term borrowings	19,928	—	465,079	485,007
Total obligations as of December 31, 2021	$219,481	$17,651	$465,079	$702,211
OFF-BALANCE SHEET ARRANGEMENTS AND PROPOSED TRANSACTIONS
(a)
Off-Balance Sheet Arrangements

The Company has no material undisclosed off-balance sheet arrangements that have, or are reasonably likely to have, a current or future effect on its results of operations, financial condition, revenues or expenses, liquidity, capital expenditures or capital resources that is material to investors.
(b)
Proposed Transactions

On March 23, 2022, the Company announced that it had entered into the Arrangement Agreement with Columbia Care in respect of the Columbia Care Transaction. See “Overview of the Company — Recent Developments.” After giving effect to the Columbia Care Transaction, the Company would have pro forma revenue, before divestitures and based on actual fourth quarter 2021 results or consensus estimates where actuals are not available, annualized, of over $1.4 billion and would operate over 130 retail stores across an 18-market footprint. Pro forma fourth quarter 2021 wholesale revenue would equal over $120 million.
The Columbia Care Transaction has been unanimously approved by the boards of directors of each of the Company and Columbia Care. The Columbia Care Transaction is subject to, among other things, receipt of the necessary approvals of the Supreme Court of British Columbia, the approval of two-thirds of the votes cast by shareholders of Columbia Care at a special meeting of shareholders to approve the Columbia Care Transaction, receipt of the required regulatory approvals, including, but not limited to, approval pursuant to the Hart-Scott-Rodino Antitrust Improvements Act, and other customary closing conditions. Approval of the shareholders of the Company is not required in connection with the Columbia Care Transaction.
Shareholders of Columbia Care holding approximately 25% of the voting power of the issued and outstanding shares of Columbia Care have committed to enter into voting and support agreements with the Company to vote in favor of the Columbia Care Transaction.
It is expected that the special meeting of shareholders of Columbia Care will be held in the second quarter of 2022 and closing of the Columbia Care Transaction is expected to occur in the fourth quarter of 2022.

RELATED PARTY TRANSACTIONS
(a)
Transactions with Key Management Personnel

Related parties, including key management personnel, hold 93.2 million redeemable units of Cresco Labs, LLC, which is equal to $32.7 million of Non-controlling interests as of December 31, 2021. During the years ended December 31, 2021, and 2020, 84.7% and 81.8%, respectively, of required tax distribution payments to holders of Cresco Labs, LLC were made to related parties including to key management personnel.
(b)
Related Parties — Debt

On August 12, 2021, the Company closed on a new Senior Loan agreement, the proceeds from which were used to retire the existing Amended Term Loan. Upon entering the new Senior Loan agreement, the Company has no borrowings with related parties. Prior to the closing of the new Senior loan, the Company had borrowings with related parties related to the Amended Term Loan. The balance of the Amended Term Loan as of December 31, 2021, is $nil as payments of $16.6 million, were made in the third quarter of 2021 to satisfy this debt. During the years ended December 31, 2021, and 2020, the Company recorded interest expense related to borrowings with related parties of $1.2 million and $1.8 million, respectively. As of December 31, 2021, and 2020, the Company had interest payable related to borrowings with related parties of $nil and $0.1 million, respectively.
Prior to the new Senior Loan agreement, related party lenders included Charles Bachtell, Chief Executive Officer and member of the Board of Directors (the “Board”); Robert Sampson, member of the Board; Global Green Debt, LLC which is owned by Randy Podolsky, member of the Board; Calti, LLC which is owned by Joe Caltabiano, owner of 11.5% of the Company’s outstanding redeemable shares; McCormack Capital which is owned by Brian McCormack, MVS shareholder; CL Debt which is owned by Dominic Sergi, MVS shareholder; a holder of minority interest in MedMar, Inc. (“MedMar”); and Vero Management LLC which is owned by individuals owning 22.5% of the Company’s outstanding redeemable shares.
(c)
Related Parties — Leases

The Company has lease liabilities for real estate lease agreements in which the lessors have a minority interest in SLO Cultivation, Inc. (“SLO”) and MedMar. The lease liabilities were incurred in January 2019 and May 2020 and will expire in 2027 through 2036.
The Company has liabilities for real estate leases and other financing agreements in which the lessor is Clear Heights Properties where Dominic Sergi is Chief Executive Officer. The liabilities were incurred by entering into operating leases, finance leases, and other financing transactions with terms that will expire in 2030. During the years ended December 31, 2021, and 2020, the Company received tenant improvement allowance reimbursements of $nil and $0.8 million respectively. The Company expects to receive further reimbursements of $2.2 million as of December 31, 2021.

Below is a summary of the expense resulting from the related party lease liabilities for the periods ended December 31, 2021, and 2020:
		Year Ended December 31,
($ in thousands)	Classification	2021	2020
Operating Leases
Lessor has minority interest in SLO	Rent expense	$1,563	$2,138
Lessor has minority interest in MedMar	Rent expense	238	140
Lessor is an MVS shareholder	Rent expense	1,168	647
Finance Leases
Lessor has minority interest in MedMar	Depreciation expense	$277	$151
Lessor has minority interest in MedMar	Interest expense	310	174
Lessor is an MVS shareholder	Depreciation expense	74	64
Lessor is an MVS shareholder	Interest expense	88	80
Additionally, below is a summary of the right-of-use assets and lease liabilities attributable to related party leases as of December 31, 2021, and 2020:
	As of December 31, 2021		As of December 31, 2020
($ in thousands)	ROU Asset	Lease Liability	ROU Asset	Lease Liability
Operating Leases
Lessor has minority interest in SLO	$6,996	$11,938	$4,926	$8,560
Lessor has minority interest in MedMar	1,525	1,549	1,146	1,187
Lessor is an MVS shareholder	6,314	4,867	6,334	4,783
Finance Leases
Lessor has minority interest in MedMar	$2,137	$2,457	$1,201	$1,365
Lessor is an MVS shareholder	616	1,063	648	678
During the years ended December 31, 2021, and 2020, the Company recorded interest expense on finance liabilities of $0.3 million and $0.1 million, respectively. As of December 31, 2021, and 2020, the Company had finance liabilities totaling $1.5 million. All finance liabilities outstanding are due to an entity controlled by an MVS shareholder.

FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT
Financial Instruments
The Company’s financial instruments are held at amortized cost (adjusted for impairments or ECL as applicable) or fair value. The carrying values of financial instruments held at amortized cost approximate their fair values as of December 31, 2021, and 2020 due to their nature and relatively short maturity date. Financial assets and liabilities with embedded derivative features are carried at fair value.
Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of hierarchy are:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

•
Level 3 — Inputs for the asset or liability that are not based on observable market data.

There have been no transfers between fair value levels valuing these assets during the year.
The following tables summarize the Company’s financial instruments as of December 31, 2021, and 2020:
	2021
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$223,543	$—	$—	$—	$223,543
Restricted cash(1)	2,559	—	—	—	2,559
Security deposits	3,941	—	—	—	3,941
Accounts receivable, net	43,379	—	—	—	43,379
Loans receivable, short-term	747	—	—	565	1,312
Loans receivable, long-term	505	—	—	—	505
Investments	—	4,710	542	660	5,912
Financial Liabilities:
Accounts payable	$32,278	$—	$—	$—	$32,278
Accrued liabilities	95,442	—	—	—	95,442
Short-term borrowings	19,928	—	—	—	19,928
Current portion of lease liabilities	20,792	—	—	—	20,792
Deferred consideration, contingent consideration, and other payables, short-term	5	12	—	71,816	71,833
Derivative liabilities, short-term	—	—	—	1,172	1,172
Lease liabilities	118,936	—	—	—	118,936
Deferred consideration and contingent consideration, long-term	—	—	—	17,651	17,651
Long-term notes payable and loans payable	465,079	—	—	—	465,079

(1)
Restricted cash balances include various escrow accounts related to investments, acquisitions, facility requirements and building improvements.

	2020
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$136,339	$—	$—	$—	$136,339
Restricted cash(1)	4,435	—	—	—	4,435
Security deposits	3,558	—	—	—	3,558
Accounts receivable, net	29,943	—	—	—	29,943
Loans receivable, short-term	921	—		1,517	2,438
Loans receivable, long-term	1,204	—	—	20,019	21,223
Investments(2)	3,192	—	1,049	119	4,360
Financial Liabilities:
Accounts payable	$23,231	$—	$—	$—	$23,231
Accrued liabilities	130,469	—	—	—	130,469
Short-term borrowings	25,924	—	—	—	25,924
Current portion of lease liabilities	18,040	—	—	—	18,040
Deferred consideration, contingent consideration, and other payables, short-term	—	22	—	19,093	19,115
Derivative liabilities, long-term	—	—	—	17,505	17,505
Lease liabilities	74,468	—	—	—	74,468
Deferred consideration and contingent consideration, long-term	—	—	—	7,247	7,247
Long-term notes payable and loans payable	255,439	—	—	—	255,439

(1)
Restricted cash balances include various escrow accounts related to investments, acquisitions, and facility licensing requirements.

(2)
Investment balances in the amortized cost column represent equity method investments.

Financial Risk Management
The Company is exposed in varying degrees to a variety of financial instrument-related risks. The Board and Company management mitigate these risks by assessing, monitoring, and approving the Company’s risk management processes:
(a)
Credit and Banking Risk

Credit risk is the risk of a potential loss to the Company if a customer or a third-party to a financial instrument fails to meet its contractual obligations. The maximum credit exposure at December 31, 2021, and 2020 is the carrying amount of cash, accounts receivable, and loans receivable. The Company does not have significant credit risk with respect to its customers or loan counterparties, based on cannabis industry growth in its key markets and the low interest rate environment. Although all deposited cash is placed with U.S. financial institutions in good standing with regulatory authorities, changes in U.S. federal banking laws related to the deposit and holding of funds derived from activities related to the cannabis industry have passed the U.S. House of Representatives but have not yet been voted on within the U.S. Senate. Given that current U.S. federal law provides that the production and possession of cannabis is illegal, there is a strong argument that banks cannot accept for deposit funds from businesses involved with the cannabis industry.
(b)
Asset Forfeiture Risk

Because the cannabis industry remains illegal under U.S. federal law, any property owned by participants in the cannabis industry which are either used in the course of conducting such business, or are the proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture. Even if the owner of the property was never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture.

(c)
Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with financial liabilities. The Company primarily manages liquidity risk through the management of its capital structure by ensuring that it will have sufficient liquidity to settle obligations and liabilities when due. As of December 31, 2021, the Company had working capital (defined as current assets less current liabilities) of $133.4 million, which reflects the equity raise that occurred in the first quarter of 2021.
(d)
Market Risk

(i)
Currency Risk

The operating results and balance sheet of the Company are reported in U.S. dollars. As of December 31, 2021, and 2020, the Company’s financial assets and liabilities are predominately in U.S. dollars. However, from time to time some of the Company’s financial transactions are denominated in currencies other than the U.S. dollar. The results of the Company’s operations are subject to currency transaction and translation risks. The Company recorded $1.2 million and $1.4 million in foreign exchange losses during the years ended December 31, 2021, and 2020, respectively.
As of December 31, 2021, and 2020, the Company had no hedging agreements in place with respect to foreign exchange rates. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks at this time.
(ii)
Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. An increase or decrease in the Company’s incremental borrowing rate by 10% would result in an associated increase or decrease in Deferred consideration, contingent consideration and other payables, short-term and Interest expense, net of $0.1 million. The Company’s effective interest rate for its Senior Loan is 11% and the stated interest rate is 9.5%.
(iii)
Price Risk

Price risk is the risk of variability in fair value due to movements in equity or market prices. The Company is subject to price risk related to derivative liabilities and contingent considerations that are valued based on the Company’s own stock price. An increase or decrease in stock price by 10% would result in an associated increase or decrease to Deferred consideration, contingent consideration, and other payables, short-term; Derivative liabilities, long-term; and Deferred consideration and contingent consideration, long-term with a corresponding change to Other (expense) income, net. As of December 31, 2021, an increase or decrease in stock price by 10% would result in an unfavorable impact of $0.7 million or a favorable impact of $0.5 million, respectively.
(iv)
Tax Risk

Tax risk is the risk of changes in the tax environment that would have a material adverse effect on the Company’s business, results of operations, and financial condition. Currently, state-licensed marijuana businesses are assessed a comparatively high effective federal tax rate due to IRC Section 280E, which bars businesses from deducting all expenses except their COGS when calculating federal tax liability. Any increase in tax levies resulting from additional tax measures may have a further adverse effect on the operations of the Company, while any decrease in such tax levies will be beneficial to future operations.
(v)
Regulatory Risk

Regulatory risk pertains to the risk that the Company’s business objectives are contingent, in part, upon the compliance of regulatory requirements. Due to the nature of the industry, the Company recognizes that regulatory requirements are more stringent and punitive in nature. Any delays in obtaining, or failure to obtain regulatory approvals can significantly delay operational and product development and can have a material adverse effect on the Company’s business, results of operation, and financial condition. The Company is cognizant of the advent of regulatory changes occurring in the cannabis industry on the city, state, and national levels. Although the regulatory outlook on the cannabis industry has been moving in a positive trend, the Company is aware of the effect that unforeseen regulatory changes could have on the goals and operations of the business as a whole.
(vi)
COVID-19 Risk

The novel coronavirus (“COVID-19”) was declared a pandemic by the World Health Organization on March 12, 2020. During the fourth quarter of 2020, the first vaccine utilized to prevent coronavirus infection was approved by the U.S. Food and Drug Administration (“FDA”). As of December 31, 2021, the vaccine has become more widely available, however, there remains significant economic uncertainty and consequently, it is difficult to reliably measure the potential impact of this uncertainty on the Company’s future financial results.

SUMMARY OF OUTSTANDING SHARE AND SHARE-BASED DATA
Cresco has the following securities issued and outstanding, as of December 31, 2021:
Securities	Number of Shares (in thousands)
Issued and Outstanding
Super Voting Shares	500
Subordinate Voting Shares(3)	269,971
Proportionate Voting Shares(1)	20,667
Special Subordinate Voting Shares(2)	1
Redeemable Shares	109,441
Warrants	9,842
Stock Options	23,610
Restricted Stock Units	1,093

(1)
PVS presented on an “as-converted” basis to SVS (1-to-200)

(2)
SSVS presented on an “as-converted” basis to SVS (1-to-0.00001)

(3)
SVS includes shares pending issuance or cancellation

Federal Regulatory Environment
Canadian-Securities Administrators Staff Notice 51-352 (Revised) — Issuers with U.S. Marijuana-Related Activities (“Staff Notice 51-352”) provides specific disclosure expectations for issuers that currently have, or are in the process of developing, cannabis-related activities in the U.S. as permitted within a particular state’s regulatory framework. All issuers with U.S. cannabis-related activities are expected to clearly and prominently disclose certain prescribed information in prospectus filings and other required disclosure documents.
In accordance with Staff Notice 51-352, Cresco Labs will evaluate, monitor, and reassess the disclosures contained herein, and any related risks, on an ongoing basis and the same will be supplemented, amended, and communicated to investors in public filings, including in the event of government policy changes or the introduction of new or amended guidance, laws or regulations regarding marijuana regulation. As a result of the Company’s operations, it is subject to Staff Notice 51-352 and accordingly provides the following disclosure:
Cresco Labs currently directly derives a substantial portion of its revenues from the cannabis industry in certain U.S. states, which industry is illegal under U.S. Federal Law. As of December 31, 2021, the Company is directly involved (through licensed subsidiaries) in both the medical and adult-use cannabis industry in the states of Illinois, Pennsylvania, Ohio, California, Arizona, Maryland, Massachusetts, New York, Michigan, and Florida as permitted within such states under applicable state law which states have regulated such industries.
The cultivation, sale and use of cannabis is illegal under federal law pursuant to the U.S. Controlled Substance Act of 1970 (“CSA”). Under the CSA, the policies and regulations of the U.S. Federal Government and its agencies are that cannabis has no medical benefit and a range of activities including cultivation and the personal use of cannabis is prohibited. The Supremacy Clause of the U.S. Constitution establishes that the U.S. Constitution and federal laws made pursuant to it are paramount and in case of conflict between federal and state law, the federal law shall apply.
On January 4, 2018, former U.S. Attorney General Jeff Sessions issued a memorandum to U.S. district attorneys which rescinded previous guidance from the U.S. Department of Justice specific to cannabis enforcement in the U.S., including the Cole Memo (the “Memo”). The Memo previously provided guidance to prioritize a limited scope of federal enforcement including the prevention of the distribution of marijuana to minors, revenue from the sale of marijuana from going to criminal enterprises, diversion of marijuana from states where it is legal under state law in some form to other states, state-authorized marijuana activity from being used as a cover or pretext for the trafficking of other illegal drugs or other illegal activity, violence and the use of firearms in the cultivation and distribution of marijuana, drugged driving and the exacerbation of other adverse public health consequences associated with marijuana use, the growing of marijuana on public lands and marijuana possession or use on federal property. With the Memo rescinded, U.S. federal prosecutors have been given discretion in determining whether to prosecute cannabis-related violations of U.S. Federal Law. If the Department of Justice policy was to aggressively pursue financiers or equity owners of cannabis-related business, and U.S. Attorneys followed such Department of Justice policies through pursuing prosecutions, then the Company could face, (i) seizure of its cash and other assets used to support or derived from its cannabis subsidiaries and (ii) the arrest of its employees, directors, officers, managers and investors, who could face charges of ancillary criminal violations of the CSA for aiding and abetting and conspiring to violate the CSA by virtue of providing financial support to state-licensed or permitted cultivators, processors, distributors, and/or retailers of cannabis. Additionally, as has recently been affirmed by U.S. Customs and Border Protection, employees, directors, officers, managers, and investors of the Company who are not U.S. citizens face the risk of being barred from entry into the U.S. for life. The Rohrabacher–Farr amendment (also known as the Rohrabacher–Blumenauer amendment) prohibits the Department of Justice from spending funds to interfere with the implementation of state medical cannabis laws. It first passed the U.S. House of Representatives in May 2014 and became law in December 2014 as part of an omnibus spending bill. The passage of the amendment was the first time either chamber of Congress had voted to protect medical cannabis patients and is viewed as a historic victory for cannabis reform advocates at the federal level. The amendment does not change the legal status of cannabis, however, and must be renewed each fiscal year in order to remain in effect. Since 2015, Congress has used a rider provision in the Consolidated Appropriations Acts (currently the Joyce Amendment, but previously called the Rohrabacher-Blumenauer Amendment, and before that the Rohrabacher-Farr Amendment) to prevent the federal government from using congressionally appropriated funds to enforce federal cannabis laws against state-compliant actors in jurisdictions that have legalized medical cannabis and cannabis-related activities. Additionally, the Blumenauer-McClintock-Norton-Lee amendment was under consideration. This amendment would have extended the protections of the Joyce Amendment to adult-use businesses. However, the Blumenauer-McClintock-Norton-Lee amendment was not included in the appropriations bill that was passed by Congress on March 10, 2022 and signed by President Biden on March 15, 2022. The protections offered by the Joyce Amendment continue to be in effect.
Unless and until the U.S. Congress amends the CSA with respect to medical and/or adult-use cannabis (and as to the timing or scope of any such potential amendments there can be no assurance), there is a significant risk that federal authorities may enforce current U.S. federal law. If the U.S. Federal Government begins to enforce U.S. federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing applicable state laws are repealed or curtailed, the Company’s business, results of operations, financial condition and prospects would be materially adversely affected.
Despite the current state of the federal law and the CSA, the states of Arizona, California, Nevada, Massachusetts, Maine, Michigan, New Mexico, New York, New Jersey, Illinois, Montana, Washington, Oregon, Colorado, Virginia, Vermont, Alaska, Connecticut, and the District of Columbia, have legalized recreational use of cannabis. During the November 2020 election, voters in Arizona, New Jersey, South Dakota, and Montana passed adult-use marijuana measures to allow for the sale of recreational marijuana in those states. South Dakota and Mississippi voters passed initiatives to allow medical marijuana. On February 8, 2021, South Dakota circuit court judge Christina Klinger rejected the measure approved by voters in the November election noting that it is a violation of the state’s requirement that constitutional amendments deal with one subject and would have broad changes to the state government. In April 2021, the South Dakota Supreme Court began hearing oral arguments on the constitutionality of the ballot initiative. The state’s implementation of its medical cannabis program was not affected by the decision. Although the District of Columbia voters passed a ballot initiative in November 2014, no commercial recreational operations exist because of a prohibition on using funds for regulation within a federal appropriations amendment to local District spending powers. Early in 2021, the government moved to rectify the situation through local legislation. Two separate bills were introduced: Mayor Muriel Bowser’s Safe Cannabis Sales Act of 2021, and Councilmember Phil Mendelson’s Comprehensive Cannabis Legalization and Regulation Act of 2021. A public hearing on D.C. Council Chair Mendelson’s bill was held on November 19, 2021, which was the D.C. Council’s first hearing on a bill to legalize adult-use cannabis sales. However, should these bills pass, they could not be implemented until the congressional rider on DC’s appropriations bill, prohibiting DC from using any funds to implement and regulate adult-use cannabis sales in DC, is lifted. On May 7, 2021, the

Mississippi Supreme Court overturned the voter-approved initiate to legalize medical marijuana in Mississippi after legal challenges arguing the constitutional amendment violated procedural rules for placing measures on the ballot. However, following the state Supreme Court’s action, legislators took up the medical marijuana issue, and on February 2, 2022, the governor of Mississippi signed a bill legalizing medical marijuana in the state.
In addition, over half of the U.S. states have enacted legislation to legalize and regulate the sale and use of medical cannabis, provided that there are strict purchasing or possession limits. However, there is no guarantee that state laws legalizing and regulating the sale and use of cannabis will not be repealed or overturned, or that local government authorities will not limit the applicability of state laws within their respective jurisdictions.
The Company’s objective is to capitalize on the opportunities presented as a result of the changing regulatory environment governing the cannabis industry in the U.S. Accordingly, there are significant risks associated with the business of the Company. Unless and until the U.S. Congress amends the CSA with respect to medical and/or adult-use cannabis (and as to the timing or scope of any such potential amendments there can be no assurance), there is a significant risk that federal authorities may enforce current federal law, and the business of the Company may be deemed to be producing, cultivating, extracting, or dispensing cannabis or aiding or abetting or otherwise engaging in a conspiracy to commit such acts in violation of federal law in the U.S.
For these reasons, the Company’s investments in the U.S. cannabis market may subject the Company to heightened scrutiny by regulators, stock exchanges, clearing agencies and other Canadian authorities. There are risks associated with the business of the Company. See sections “Risk Factors,” “General Development of the Business” and “Description of the Business” in the Annual Information Form for the year ended December 31, 2021, filed on SEDAR.
On November 20, 2019, the House Judiciary Committee approved the Marijuana Opportunity Reinvestment and Expungement Act of 2019 (the “MORE Act”) by a 24 to 10 vote. The MORE Act would decriminalize and remove Cannabis as a Schedule I controlled substance. In April 2021, days before a floor vote in the U.S. House of Representatives, the MORE Act was stalled due to a late added amendment. While the main thrust of the bill remained intact, including a tax to fund programs to repair the harms of the drug war, a provision was added requiring a federal permit to operate a “cannabis enterprise” along with restrictions that could ban people with prior marijuana convictions from being eligible. Advocates viewed the amendment as problematic as it allows for federal cannabis permits to be suspended or revoked if a person has a past or current legal proceeding related to a felony violation of any state or federal cannabis law. Following the Judiciary Committee approval in November 2019 MORE was passed by the House by a vote of 228-164 in December 2020. The bill did not advance in the U.S. Senate. The bill was reintroduced by Representative Nadler (D-NY 10th Dist.) in May 2021. On September 30, 2021, the MORE Act passed the House Judiciary Committee by a vote of 26-15. Two Republicans joined all of the committee’s Democratic members to move the bill forward. Currently, the legislation is on the House floor for consideration.
On April 19, 2021, the SAFE Banking Act of 2019 (the “SAFE Banking Act” or “SAFE”) again passed the U.S. House of Representatives by a 321-101 vote. Management believes, based on currently available information, that the likelihood of the SAFE Banking Act’s passage is high, however, the particular timing and legislative vehicle is still unknown. The U.S. Senate has declined to bring the SAFE Banking Act up for a vote due to pending comprehensive federal reform legislation from Senate Majority Leader Chuck Schumer (D-NY), Senate Finance Committee Chair Ron Wyden (D-OR), and Senate Judiciary Criminal Justice and Counterterrorism Subcommittee Chair Cory Booker (D-NJ). The provisions of SAFE were offered by Congressman Earl Perlmutter (D-CO) as an amendment to the House version of the Defense Authorization Act (NDAA/H.R. 4350), which passed the House on September 23, 2021. However, the Senate’s version of the bill did not include SAFE and the compromised NDAA language also failed to include SAFE. On January 28, 2022, Rep. Ed Perlmutter (D-CO) filed an amendment to the America COMPETES Act, HR 4521, which incorporated the SAFE Banking language into the bill. The America COMPETES Act relates to high-tech investment incentives and programs. On February 1, 2022, Rep. Perlmutter’s SAFE Banking amendment was considered by the House Rules Committee and included in the America COMPETES Act. The America COMPETES act passed the House on February 4, 2022, with SAFE banking included. The House and Senate will determine the content of the final bill and whether SAFE’s language will be included. However, COMPETES has been deprioritized, as the fiscal year 2022 appropriations deadline and Ukraine are the current priorities.
On February 1, 2021, Leader Schumer and Senators Wyden and Booker issued a joint statement announcing the imminent release of comprehensive cannabis reform legislation which stated, “We will release a unified discussion draft on comprehensive reform to ensure restorative justice, protect public health and implement responsible taxes and regulations.”
On May 5, 2021, U.S. Representatives David Joyce (R-OH) and Don Young (R-AK) introduced the Republican reform proposal called the Common Sense Cannabis Reform for Veterans, Small Businesses, and Medical Professionals Act.
On July 14, 2021, Leader Schumer and Senators Wyden and Booker released the Cannabis Administration and Opportunity Act, a 163-page discussion draft bill, alongside a 30-page summary document, which effectively deschedules cannabis, provides restorative justice for past cannabis-related convictions, and establishes a federal regulatory system within the FDA for cannabis products. In addition to the aforementioned provisions, the bill also maintains state authority to establish individual cannabis policies and establishes a federal tax on cannabis products. Stakeholder comments were submitted to the Sponsoring Offices on or before the requested deadline of September 1, 2021. The Sponsoring Offices are currently considering those comments and are expected to amend the discussion draft bill before filing the same. It is unclear when the bill will be filed.
On November 15, 2021, Rep. Nancy Mace (R-SC) introduced the States Reform Act. The bill, if enacted, would legalize cannabis at the federal level by removing from the Controlled Substances Act and provide some deference to the states and state programs. The bill defers to the states to prohibit or commercially regulate adult use cannabis within their borders. In addition to state regulation, cannabis would generally be regulated at the federal level in manner similar to alcohol, including by the Food and Drug Administration, the U.S. Department of Agriculture, and the Alcohol and Tobacco Tax and Trade Bureau, which would be renamed the Bureau of Alcohol, Tobacco, and Cannabis Tax and Trade Bureau.
The States in Which We Operate, Their Legal Framework and How it Affects Our Business
Illinois Operations
The Compassionate Use of Medical Cannabis Pilot Program Act, which allows individuals diagnosed with debilitating medical condition access to medical marijuana, became effective January 1, 2014. There were over 41 qualifying conditions as part of the initial medical program.
The Opioid Alternative Pilot Program launched on January 31, 2019 and allows patients that receive or are qualified to receive opioid prescriptions access to medical marijuana as an alternative in situations where an opioid could generally be prescribed. Under this program, patients with doctor approval can receive near-immediate access to cannabis products from an Illinois licensed dispensary. The Opioid Alternative Pilot Program eliminates the previously required fingerprinting and background checks that often delay patients’ access to medical cannabis by up to three months.
In January 2019, J.B. Pritzker was sworn into office as Governor of Illinois. Cresco Labs’ CEO and co-founder, Charles Bachtell, was appointed to the Cannabis Legalization Subcommittee of the Governor’s transition team. Cannabis Legalization was one of four subcommittees under the Governor’s Restorative Justice and Safe Communities Transition Committee. The primary goals of the Cannabis Legalization Subcommittee were to evaluate and develop implementation recommendations for the Governor’s platform on legalizing cannabis.
In June 2019, the Illinois House of Representatives and Senate passed Senate Bill 2023 which added eleven (11) additional debilitating illnesses such as chronic pain, migraines, and irritable bowel syndrome to the list of qualifying medical conditions. This bill was signed into law in August 2019 by Governor J.B. Pritzker.
Additionally, in June 2019, Governor Pritzker signed the Cannabis Regulation and Taxation Act into law, making Illinois the 11th state to legalize recreational marijuana. Adult-use sales of marijuana in Illinois began on January 1, 2020.

Illinois’ retail market for 2020 was approximately $1.0 billion, representing a 71.7% year-over-year increase. Illinois’ retail market for 2021, was approximately $1.8 billion. Cresco Labs currently owns and operates three (3) medical and adult-use cannabis cultivation and manufacturing centers in Illinois, five (5) medical/adult-use dispensary locations, and five (5) adult-use dispensary locations. Licenses were awarded based on merit in a highly competitive application process to applicants who demonstrated strong operational expertise and financial backing.
Cresco Labs is licensed to operate in the State of Illinois as a medical and adult-use cultivator and product manufacturer. Phoenix Farms, LLC (“Phoenix”), PDI Medical III, LLC (“PDI”), FloraMedex, LLC (“FloraMedex”), MedMar Lakeview, LLC (“MedMar Lakeview”), and MedMar Rockford, LLC (“MedMar Rockford”) are each licensed to operate retail dispensaries in the State of Illinois. Further, each of these medical dispensary licenses allowed for one (1) additional adult-use dispensary license, for a total of ten (10) dispensary locations in the State of Illinois, which are all now open and branded as Sunnyside* dispensaries. In November 2021, Cresco Labs relocated its Sunnyside* dispensaries in Buffalo Grove and Lakeview (Chicago) to larger facilities. The new 10,000 square-foot Sunnyside* Lakeview location is approximately 400 feet from Wrigley Field, the home of the Chicago Cubs, making it the closest cannabis dispensary in the country to a national sports stadium. Under applicable laws, the licenses permit Cresco Labs and its subsidiaries to collectively cultivate, manufacture, process, package, sell, and purchase marijuana pursuant to the terms of the licenses, which are issued by the Illinois Department of Agriculture (“IDOA”) and the Illinois Department of Financial and Professional Regulation (“IDFPR”) under the provisions of the Illinois Revised Statutes 410 ILCS 130 and 410 ILCS 705. All licenses are, as of the date hereof, active with the State of Illinois. There are five (5) categories of licenses in Illinois, (i) cultivation/processing, (ii) dispensary, (iii) craft grower, (iv) infuser, (v) and transporting. The licenses are independently issued for each approved activity.
All cultivation/processing establishments must register with the IDOA, and all dispensaries must register with the IDFPR. If applications contain all required information and after vetting by officers, establishments are issued a medical marijuana establishment registration certificate. Registration certificates are valid for a period of one (1) year and are subject to annual renewals after required fees are paid and the business remains in good standing. Renewal requests are typically communicated through email from the IDOA or IDFPR and include a renewal form. While Cresco Labs’ compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Illinois cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Illinois cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
The retail dispensary licenses held by Phoenix, PDI, FloraMedex, MedMar Lakeview, and MedMar Rockford permit the Company to purchase marijuana and marijuana products from cultivation/processing facilities and allows the sale of marijuana and marijuana products to registered patients and adult-use customers. As of December 31, 2021, the Company has opened ten (10) Sunnyside* dispensary locations in Illinois, the maximum allowed by the State of Illinois. Two (2) of the ten (10) are located within the City of Chicago.
The Cannabis Regulation and Tax Act mandates that the IDOA issue up to 40 craft grower and infuser licenses in addition to transporting licenses by July 1, 2020. The Act further requires the IDOA to issue up to 60 craft grower licenses by December 21, 2021 and states the IDOA may also issue up to 60 infuser licenses by the same date. On August 2, 2021, the IDOA announced that it had issued 32 initial craft grower licenses, 28 infuser licenses, and 9 transporter licenses. The IDOA also announced that some applicants that received a Notice of Award for craft grower and infuser licenses requested and received an extension from the IDOA to submit their licensing fee and other documents, meaning other licenses would be awarded. It had not issued craft grower, infuser, or transporter licenses before that time. The IDOA later announced that it would be selecting the next round of licensees (up to 60 craft grower and infuser licenses to be awarded by December 21, 2021) from the group of remaining applicant pool. The Cannabis Regulation and Tax Act also requires the award of conditional adult-use dispensing licenses by the Department of Financial and Professional Regulation. On September 3, 2021, the IDFPR announced the results of several lotteries to award 185 conditional adult-use dispensing licenses that have been part of an application process since early 2020. However, as a result of a series of lawsuits, those licenses have not yet been formally awarded. Further, the IDFPR announced its intention to conduct an additional lottery to award conditional adult-use dispensing organization licenses and resolve the pending litigation.

The three (3) medical cultivation licenses held by Cresco Labs permit it to acquire, possess, cultivate, manufacture/process into edible medical marijuana products and/or medical marijuana-infused products, deliver, transfer, have tested, transport, supply or sell marijuana and related supplies to medical marijuana dispensaries. In September 2019, the three (3) cultivation facilities were approved for growing adult-use cannabis by the IDOA, for a total cultivation capacity of 600,000 square feet, the maximum allowed by law.
On September 27, 2019, the Company announced that it has signed a binding agreement to sell its Joliet and Kankakee, Illinois facilities to Innovative Industrial Properties, Inc. (“IIP”) for approximately $46.3 million, which amount includes funding for additional tenant improvements at the Kankakee facility. Concurrent with the closing of the sale, Cresco Labs entered into a long-term, triple-net lease agreement with IIP and will continue to operate each property as a licensed cannabis cultivation and processing facility. The Joliet transaction was accounted for as a financing transaction. The two properties represent approximately 100,000 square feet of industrial space in aggregate.
On December 12, 2019, the Company announced that it had completed the sale of its Lincoln, Illinois cultivation facility to GreenAcreage Real Estate Corp. (“GreenAcreage”), for $50.0 million and accounted for as a financing transaction. Cresco Labs entered into a long-term, triple-net lease agreement with GreenAcreage and will continue to operate the facility as a licensed medical and adult-use cannabis cultivation and processing facility. The Company’s Lincoln property is approximately 215,000 square feet, making it the largest such facility in Illinois.
Pennsylvania Operations
The Pennsylvania medical marijuana program was signed into law on April 17, 2016, under Act 16 and provided access to state residents with one (1) of twenty-one (21) qualifying conditions. The state, which consists of over 12 million U.S. citizens and qualifies as the fifth largest population in the U.S., operates as a high-barrier market with very limited market participation. The state originally awarded only twelve (12) licenses to cultivate/process and 27 licenses to operate retail dispensaries (which entitled holders up to three (3) medical dispensary locations). Out of the hundreds of applicants in each license category, Cresco Yeltrah, LLC (“Yeltrah”) was awarded one (1) medical cannabis cultivation and processing center license in Pennsylvania, and one (1) dispensary license allowing three (3) dispensary locations in Pennsylvania. Cresco Labs was awarded the second-highest overall score during the application process. On June 30, 2021, Pennsylvania Governor Tom Wolf signed into law PA HB 1024, amending Act 16. HB 1024 implemented several changes to Act 16 including but not limited to the ability for grower/processors to obtain and transport bulk postharvest plant material between grower/processors to process medical marijuana. The amendatory legislation also expanded the list of qualifying conditions, permits limited remediation of cannabis flower, requires the Department of Agriculture to update its list of approved pesticides, and expands the number of clinical registrants and affords clinical registrants with the same rights as grower/processors.
Retail sales commenced in February 2018 to a limited number of retail locations across the state. On February 15, 2018, Yeltrah was the first cultivator/processor to release product into the Pennsylvania market (approximately six (6) weeks ahead of any other producer), and its dispensary was the first to sell product to patients in the state.
On March 22, 2018, it was announced that the final phase of the Pennsylvania medical marijuana program would initiate its rollout, which would include 13 additional cultivation/processing licenses and 23 additional dispensary licenses. The application period ran from April 2018 through May 2018. Yeltrah submitted additional dispensary applications and in December 2018 one (1) additional dispensary license was obtained to open three (3) additional dispensary locations, for a total of six (6) dispensary locations in the State of Pennsylvania. Five (5) of the six (6) dispensaries are currently operational and the remaining dispensary opened in January 2022.
Under applicable laws, the licenses permit Yeltrah to cultivate, manufacture, process, package, sell, and purchase medical marijuana pursuant to the terms of the licenses, which are issued by the Pennsylvania Department of Health (“PDOH”) under the provisions of Medical Marijuana Act (35 P.S. §10231.101 — 10231.2110) and Chapters 1141, 1151 and 1161 of the Pennsylvania regulations. The PDOH is currently in the process of revising its medical regulations, which are expected to be finalized in the second quarter of 2022. All licenses are, as of the date hereof, active with the Commonwealth of Pennsylvania. There are two categories of licenses in Pennsylvania: (i) cultivation/processing and (ii) dispensary. The licenses are independently issued for each approved activity for use at Yeltrah facilities in Pennsylvania.
All grower/processor establishments and all dispensaries must register with the PDOH. Registration certificates are valid for a period of one year and are subject to annual renewals after required fees are paid and the business remains in good standing. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Pennsylvania cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Pennsylvania cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
The retail dispensary licenses permit Yeltrah to purchase marijuana and marijuana products from cultivation/processing facilities and allows the sale of marijuana and marijuana products to registered patients.
The medical cultivation licenses permit Yeltrah to acquire, possess, cultivate, manufacture/process into edible medical marijuana products and/or medical marijuana-infused products, deliver, transfer, have tested, transport, supply or sell marijuana and related supplies to medical marijuana dispensaries. In May 2020, the Company announced the completion of its cultivation and manufacturing facility expansion which provides an additional 66,000 square feet of indoor and greenhouse cultivation area, bringing the total cultivation space in the facility to 88,000 square feet, subsequently updated to 85,000 square feet upon conversion of cultivation space to packaging space. In addition, with the acquisition of Laurel Harvest in December 2021, approximately 52,000 square feet of additional indoor growing and processing space has been added.
On November 25, 2021, Cresco Labs announced its acquisition of Cure Penn for aggregate consideration of $89.0 million. The acquisition added one (1) additional dispensary license, which allowed for three (3) additional dispensary locations in the State of Pennsylvania. All three (3) dispensary locations are operational and have been rebranded as Sunnyside* dispensaries in the first quarter of 2022.
On December 10, 2021, the Company announced its acquisition of Laurel Harvest for consideration equal to $136.7 million. The acquisition added two (2) additional dispensary licenses, which allowed for six (6) additional dispensary locations in the State of Pennsylvania, for a total of 15 dispensary locations. Of the six (6) dispensary locations, only one (1) is operational and has been rebranded as a Sunnyside* dispensary in the first quarter of 2022.
On September 25, 2019, Pennsylvania Governor Tom Wolf held a press conference to announce that a majority of Pennsylvania citizens were in favor of adult-use cannabis. He called on the General Assembly to consider the legalization of adult-use cannabis and provided additional actions to seek a path forward. On October 13, 2020, the Governor reaffirmed his support for adult-use cannabis and discussed the economic growth potential and restorative justice benefits of legalizing adult-use cannabis. On January 28, 2021, Governor Wolf further reiterated his support for adult-use cannabis and called for legalization in his 2021 agenda. On February 24, 2021, Senator Dan Laughlin, (R-Erie County) joined by Senator Sharif Street, (D-Philadelphia), announced the intent to file bipartisan legislation to legalize adult-use cannabis in the Commonwealth of Pennsylvania. Since the announcement by Senators Laughlin and Street, on September 28, 2021, Representatives Jake Wheatley (D) and Dan Frankel (D) introduced an adult-use bill. Additionally, on October 6, 2021, Representative Amen Brown (D) and Senator Mike Regan (R) announced their intention to file an adult-use bill of their own.
On February 4, 2022, the PDOH’s Office of Medical Marijuana released a statement announcing that it was ordering the recall of certain vape medical marijuana products containing some added ingredients that had not been approved for inhalation by the U.S. Food and Drug Administration. This recall effected three vape product formulations sold by Cresco entities in Pennsylvania. The Company has reviewed the pertinent facts and completed its assessment of the potential impact of the recall, concluding no material impact to the consolidated financial position, results of operations or cash flows.
Ohio Operations
House Bill 523, effective on September 8, 2016, legalized medical marijuana in Ohio. The Ohio Medical Marijuana Control Program (“OMMCP”) allows people with certain medical conditions, upon the recommendation of an Ohio-licensed physician certified by the State Medical Board, to purchase and use medical marijuana. House Bill 523 required that the framework for the OMMCP become effective as of September 2018. This timeframe allowed for a deliberate process to ensure the safety of the public and to promote access to a safe product.
The three (3) following state government agencies are responsible for the operation of OMMCP: (1) the Ohio Department of Commerce is responsible for overseeing medical marijuana cultivators, processors and testing laboratories; (2) the State of Ohio Board of Pharmacy (“Ohio Pharmacy Board”) is responsible for overseeing medical marijuana retail dispensaries, the registration of medical marijuana patients and caregivers, the approval of new forms of medical marijuana and coordinating the Medical Marijuana Advisory Committee; and, (3) the State Medical Board of Ohio is responsible for certifying physicians to recommend medical marijuana and may add to the list of qualifying conditions for which medical marijuana can be recommended.
Several forms of medical marijuana are legal in Ohio, these include inhalation of marijuana through a vaporizer (not direct smoking), oils, tinctures, plant material, edibles, patches, and any other forms approved by the Ohio Pharmacy Board.
On June 4, 2018, the Ohio Pharmacy Board awarded 56 medical marijuana provisional dispensary licenses. The licenses were awarded after an extensive review of 376 submitted dispensary applications.
Provisional licensees are authorized to begin the process of establishing a dispensary in accordance with the representations in their applications and the rules adopted by the Ohio Pharmacy Board. Per Ohio State regulations, all provisional license holders have a maximum of six (6) months to demonstrate compliance with the dispensary operational requirements to obtain a Certificate of Operation. Compliance will be determined through an inspection by a Board of Medical Marijuana Compliance Agent. Once a dispensary is awarded a Certificate of Operation, it can begin selling medical marijuana to Ohio patients and caregivers in accordance with Ohio laws and rules.
By rule, the Ohio Pharmacy Board was limited to issuing up to 60 dispensary licenses across the state but had the authority to increase the number of licenses. The Ohio Pharmacy Board recently opened up a new application period for dispensaries, increasing the potential number of dispensaries in the state to 130. However, the Ohio Pharmacy Board left unchanged a regulation that limits the number of dispensary certificates of operation that a single owner can hold at five (5). Per the program rules, the Ohio Pharmacy Board will consider, on at least a biennial basis, whether enough medical marijuana dispensaries exist, considering the state population, the number of patients seeking to use medical marijuana, and the geographic distribution of dispensary sites.
Cresco Labs Ohio, LLC (“Cresco Labs Ohio”) was awarded one (1) dispensary license located in Wintersville, Ohio. The dispensary license permits Cresco Labs Ohio to purchase marijuana and marijuana products from cultivation/processing facilities and allows the sale of marijuana and marijuana products to registered patients.
Cresco Labs Ohio applied for and, on November 30, 2017, received one (1) cultivation license. Cresco Labs Ohio’s cultivation facility is a hybrid greenhouse structure located in Yellow Springs, Ohio. The medical cultivation license authorizes Cresco Labs Ohio to grow, harvest, package, and transport medical marijuana products.
On December 12, 2018, Cresco Labs Ohio was granted the first dispensary Certificate of Operation in the state, which was over a month in advance of any other dispensary operator. Retail sales commenced on January 16, 2019, with the first cannabis sale taking place at the Wintersville dispensary. This was the second state medical marijuana program in which the Company was first to market.
On June 8, 2020, Cresco Labs Ohio was granted a provisional processing license by the State of Ohio. This license allows Cresco Labs Ohio to extract oils and manufacture products from cannabis which will now provide the Company the ability to sell its entire brand portfolio in Ohio.
Ohio cultivation and processor licenses are renewable annually by the Ohio Department of Commerce (“ODOC”). Renewal applications are due at least 30 days prior to the expiration date of the Certificate of

Operation. The ODOC shall grant a renewal if the renewal application was timely filed, the annual fee was timely paid, there are no reasons warranting denial of the renewal and the cultivator/processor passes inspection. Ohio dispensary licenses expire biennially on the date identified on the certificate. Renewal information, including a renewal fee, must be submitted at least 45 days prior to the date the existing certificate expires. If the dispensary is operated in compliance with Ohio dispensary regulations, and the renewal fee is paid, the Ohio Pharmacy Board shall renew the Certificate of Operation within 45 days after the renewal application is received. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Ohio cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Ohio cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
On January 28, 2020, the Company announced that it had completed the sale of its Yellow Springs, OH facility to IIP. The previously announced sale was for consideration equal to approximately $10.5 million, which includes funding for additional tenant improvements. Concurrent with the closing of the sale, Cresco Labs entered into a long-term, triple-net lease agreement with IIP and will continue to operate the property as a licensed cannabis cultivation and processing facility. The Company accounted for the transaction as a financing transaction. The property represents approximately 50,000 square feet of industrial space in aggregate. This sale marked the Company’s fourth completed sale and leaseback or financing transaction, the third with IIP.
On February 16, 2021, the Company closed on the acquisition of Verdant for total consideration of $25 million. The acquisition added dispensaries in Cincinnati, Chillicothe, Newark, and Marion, Ohio. This acquisition brought the Company’s dispensary presence in Ohio to five (5), the maximum allowed by the State of Ohio.
On January 28, 2022, Secretary of State Frank LaRose announced that the Coalition to Regulate Marijuana Like Alcohol had submitted enough valid signatures to trigger an “initiated statute” process, which places the group’s adult-use cannabis statute before the legislature. Lawmakers have four (4) months to act on the bill. If the bill is amended or not acted upon, the coalition can accept the legislature’s response or gather enough signatures to place the question of adult-use cannabis legalization on the general election ballot in November 2022.
California Operations
In 1996, California was the first state to legalize medical marijuana through Proposition 215, the Compassionate Use Act of 1996 (“CUA”). This legalized the use, possession, and cultivation of medical marijuana by patients with a physician’s recommendation.
In 2003, Senate Bill 420 was signed into law establishing an optional identification card system for medical marijuana patients.
In September 2015, the California legislature passed three (3) bills collectively known as the “Medical Cannabis Regulation and Safety Act” (“MCRSA”). The MCRSA established a licensing and regulatory framework for medical marijuana businesses in California. The system created multiple license types for dispensaries, infused products manufacturers, cultivation facilities, testing laboratories, transportation companies and distributors. Edible infused product manufacturers would require either volatile solvent or non-volatile solvent manufacturing licenses depending on their specific extraction methodology. Multiple agencies would oversee different aspects of the program and businesses would require a state license and local approval to operate. However, in November 2016, voters in California overwhelmingly passed Proposition 64, the “Adult-Use of Marijuana Act” (“AUMA”) creating an adult-use marijuana program for adults 21 years of age or older. AUMA had some conflicting provisions with MCRSA, so in June 2017, the California State Legislature passed Senate Bill No. 94, known as Medicinal and Adult-Use Cannabis Regulation and Safety Act (“MAUCRSA”), which amalgamates MCRSA and AUMA to provide a set of regulations to govern medical and adult-use licensing regime for cannabis businesses in the State of California. MAUCRSA went into effect on January 1, 2018. Until recently, the four (4) agencies that regulated marijuana at the state level are the Bureau of Cannabis Control (“BCC”), the California Department of Food and Agriculture (“CDFA”), the California Department of Public Health (“CDPH”), and the California Department of Tax and Fee

Administration (“CDTFA”). On July 12, 2021, California Governor Gavin Newson signed into law Assembly Bill 141 (AB-141), which established the Department of Cannabis Control (“DCC”). The DCC consolidates the BCC, CDFA’s CalCannabis Licensing Division, and CDPH’s Manufactured Cannabis Safety Branch into a single department. The DCC is charged with licensing, inspecting, and providing regulatory oversight over all cannabis businesses in California.
In order to legally operate a medical or adult-use cannabis business in California, the operator must have both a local and state license. This requirement limits license holders to operate only in cities with marijuana licensing programs. Therefore, cities in California are allowed to determine if they will have a marijuana licensing program and determine the number of licenses, they will issue to marijuana operators.
On June 7, 2018, Cresco Labs acquired a 60.0% ownership interest in SLO, a marijuana cultivation facility in operation in the cities of Carpinteria (Santa Barbara County) and Mendota (Fresno County), California. On September 27, 2018, Cresco Labs acquired a further 20.0% ownership interest to bring the total ownership to 80.0%.
SLO is licensed to cultivate, process, manufacture, and distribute medical and adult-use cannabis in the State of California pursuant to the terms of the California state licenses issued by the BCC, CDFA, CDPH and CDTFA under the provision of MAUCRSA and California Assembly Bill No. 133.
On January 8, 2020, Cresco Labs acquired all the issued and outstanding shares of CannaRoyalty Corp. d/b/a Origin House (“Origin House”), a leading distributor and provider of brand support services in California. Under the terms of the plan of arrangement and subsequent amendments, holders of common shares of Origin House received 0.7031 SVS of Cresco Labs for each Origin House share (the “OH Transaction”). The Company acquired 100.0% of all equity interests of Origin House for 66.5 million SVS and 5.7 million replacement equity awards.
The OH Transaction represents a total consideration of $428.2 million on a fully-diluted basis, and as of this date, is among the largest of public company acquisitions in the history of the U.S. cannabis industry. The combined entity is one of the largest vertically-integrated multi-state cannabis operators in the U.S.; a leading North American cannabis company, by footprint; and one of the largest cannabis brand distributors. Since the closing of this acquisition, Cresco Labs owns several additional licenses for cultivation, manufacturing, and distribution of cannabis within the State of California.
California state and local licenses are renewed annually. Each year, licensees are required to submit a renewal application. While renewals are annual, there is no ultimate expiry after which no renewals are permitted. Additionally, in respect of the renewal process, provided that the requisite renewal fees are paid, the renewal application is submitted in a timely manner, and there are no material violations noted against the applicable license, the Company would expect to receive the applicable renewed license in the ordinary course of business. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that the licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of the Company in California and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
The Company is licensed to cultivate, manufacture, and distribute medical and adult-use cannabis and cannabis-related products:
Mendota (Fresno County)
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SLO has been issued one (1) annual license for Type 7 (Volatile Solvent Extraction), Adult-Use & Medical (“A&M”).

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SLO has been issued one (1) provisional license for Type 11 (Distribution), A&M.

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SLO submitted an annual application for the Type 11 (Distribution) A&M license to the state regulator and is awaiting approval for this annual application.

Carpinteria (Santa Barbara County)
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SLO has been issued the following provisional licenses:

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Twenty-three (23) Cultivation: Small Mixed-Light Tier 1 licenses.

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One (1) Nursery license: allowing for the production of clones, immature plants, seeds, and other agricultural products used specifically for the propagation and cultivation of cannabis.

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One (1) Processor license: allowing for the harvesting, drying, curing, grading, or tanning of cannabis as well as the packaging and labeling of certain non-manufactured cannabis products.

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SLO submitted annual applications for the three (3) listed license types to the state regulator and is awaiting approval of the annual applications.

West Sacramento (Yolo County)
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Origin House has been issued one (1) provisional Type 11 (Distribution) A&M license.

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Origin House submitted an annual application for the one (1) listed license type to the state regulator and is awaiting approval for this annual application.

La Habra (Orange County)
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Origin House has been issued one (1) provisional Type 11 (Distribution), A&M license.

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Origin House submitted an annual application for the one (1) listed license type to the state regulator and is awaiting approval for this annual application.

Unincorporated Sonoma (Sonoma County)
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Origin House has been issued one (1) provisional Cultivation, Medium Indoor license.

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Origin House has been issued one (1) provisional Processor license.

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Origin House has been issued one (1) provisional Type 11 (Distribution), A&M license.

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Origin House has been issued one (1) provisional Cultivation, Small Indoor license.

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Origin House submitted annual applications for the four (4) listed license types to the state regulator and is awaiting approval for these annual applications.

In addition to the thirty-three (33) active licenses listed above, the Company continues to pursue new state license opportunities and recently applied for an additional Type 11 (Distribution) license for the Unincorporated Sonoma (Sonoma County) location.
During the year ended December 31, 2021, the Company mutually terminated an agreement for exclusive distribution rights with a third-party vendor, which resulted in the impairment of the remaining net book value of a market-related intangible of $0.8 million. Additionally, management determined that the Company’s shift in strategy to reduce third-party distribution in California was an indicator of impairment for associated assets. Certain trade names and customer relationship intangibles with remaining net book values of $32.2 million and $57.1 million, respectively, were determined to be fully impaired due to updated cash flow projections associated with these assets. Additionally, $215.6 million in goodwill impairment was recorded to the California reporting unit.
Arizona Operations
In 2010, Arizona passed Ballot Proposition 203, which amended Title 36 to the Arizona Revised Statutes. This amendment added Chapter 28.1, titled the Arizona Medical Marijuana Act. (“AMMA”). The AMMA is codified in Arizona Revised Statutes §36-2801 et. seq. The AMMA also appointed the Arizona Department of Health Services (“ADHS”) as the regulator for the program and authorized ADHS to promulgate, adopt and enforce regulations for the AMMA. These ADHS regulations are embodied in the Arizona Administrative Code Title 9 Chapter 17 (the “Rules”). In order to qualify to use medical marijuana under the AMMA, a patient is required to have a “debilitating medical condition.”

The ADHS has established the Arizona Department of Health Services Medical Marijuana Program (“MMJ Program”), which includes a vertically-integrated license, meaning if allocated a Medical Marijuana Dispensary Registration Certificate (“AZ Dispensary License”), entities are authorized to dispense and cultivate medical cannabis. Each AZ Dispensary License allows the holding entity to operate one (1) on-site cultivation facility, and one (1) off-site cultivation facility which can be located anywhere within the State of Arizona. An entity holding an AZ Dispensary License is required to file an application to renew with the ADHS on a biannual basis, which must also include audited annual financial statements. While an AZ Dispensary License may not be sold, transferred or otherwise conveyed, AZ Dispensary License holders typically contract with third-parties to provide various services related to the ongoing operation, maintenance and governance of its dispensary and/or cultivation facility so long as such contracts do not violate the requirements of the AMMA or the MMJ Program.
On December 6, 2012, Arizona’s first licensed medical marijuana dispensary opened in Glendale.
Once an applicant has been issued a Dispensary Registration Certificate (a “Certificate”), they are allowed to establish one (1) physical retail dispensary location, one (1) cultivation location which is co-located at the dispensary’s retail site (if allowed by local zoning) and one (1) additional off-site cultivation location. None of these sites can be operational, however, until the dispensary receives an approval to operate from ADHS for the applicable site.
On October 24, 2018, Cresco Labs obtained a 100.0% ownership interest in Arizona Facilities Supply, LLC which includes a vertically-integrated cultivation, processing, and dispensary operation in Arizona.
The licenses in Arizona are renewed annually. Before expiry, licensees are required to submit a renewal application. While renewals are granted annually, there is no ultimate expiry after which no renewals are permitted. Additionally, in respect of the renewal process, provided that the requisite renewal fees are paid, the renewal application is submitted in a timely manner, and there are no material violations noted against the applicable license, Cresco Labs would expect to receive the applicable renewed license in the ordinary course of business. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Arizona cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Arizona cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
In November 2020, voters in Arizona passed an adult-use marijuana measure to allow for the sale of recreational marijuana in the state. During 2021, the Company received approval from the ADHS to serve adult-use customers at its Sunnyside* dispensary in Phoenix, Arizona. Adult-use sales launched in February of 2021.
New York Operations
The State of New York’s medical cannabis program was introduced in July 2014 when Governor Andrew Cuomo signed the Compassionate Care Act, which legalized medical cannabis oils for patients with certain qualifying conditions. Under this program, five (5) registered organizations (“ROs”) were licensed to dispense cannabis oil to patients, with the first sale to a patient completed in January 2016. In December 2016, the New York State Department of Health (“NYSDOH”) added chronic pain as a qualifying condition and in the month-and-a-half following the addition of chronic pain, the number of registered patients increased by 18%. In August 2017, the NYSDOH granted licenses to five (5) additional ROs.
In July 2018, the NYSDOH added opioid replacement as a qualifying condition, meaning any condition for which an opioid could be prescribed is now a qualifying condition for medical cannabis. In August 2018, Governor Cuomo, prompted by an NYSDOH study which concluded the “positive effects” of cannabis legalization “outweigh the potential negative impacts,” appointed a group to draft a bill for regulating legal adult-use cannabis sales in New York.
Each RO’s license allows for the cultivation, processing, and dispensing of medical cannabis products. Each RO is permitted to open four (4) dispensaries in NYSDOH-designated regions throughout the state, and one (1) cultivation/processing facility. Permitted products include oil-based formulations (i.e., vaporizer cartridges, tinctures, and capsules), and ground-flower sold in tamper-proof vessels. Each RO is required to cultivate and process all medical cannabis products they dispense; however, wholesale transactions are permitted with approval from the state and home delivery is now permitted.
All cultivation/processing and dispensing establishments must register with the NYSDOH pursuant to Public Health Law §3365(9). Registrations issued by NYSDOH are valid for a two (2) year period. As embodied in New York Codes, Rules, and Regulations §1004.7, an application to renew such registrations must be filed with the NYSDOH between four (4) and six (6) months prior to the expiration date, must include information prepared in the manner and detail as the commissioner may require, and should be accompanied by application fees and registration fees. Applications completed in accordance with §1004.7 would be expected to receive the applicable renewed license in a timely manner. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that New York cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of New York cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
On October 8, 2019, the Company closed the acquisition of Gloucester Street Capital, the parent entity of Valley Agriceuticals, LLC (“Valley Ag”), for consideration that consisted of cash, deferred consideration, equity, and contingent consideration based upon the achievement or occurrence of certain milestones or events, all totaling $129.6 million. Valley Ag is one of the ten (10) holders of a vertically-integrated license from NYSDOH allowing for the cultivation and processing of medical cannabis as well as the establishment of four (4) medical cannabis dispensaries in the State of New York.
Through the aforementioned agreements and regulatory approval, Cresco Labs now has a license for a cultivation and manufacturing facility within the State of New York, as well as four (4) dispensary locations strategically located across the state. These four (4) locations are branded as Sunnyside* dispensaries. The Company has successfully renewed its initial licenses and all licenses are, as of the date hereof, active with the State of New York.
On January 6, 2021, Governor Cuomo announced a proposal to legalize and create a comprehensive system to oversee and regulate adult-use cannabis in New York as part of the 2021 State of the State. Under the Governor’s proposal, a new Office of Cannabis Management would be created to oversee the new adult-use program, as well as the state’s existing medical and cannabinoid hemp programs. Additionally, an equitable structure for the adult-use market will be created by offering licensing opportunities and assistance to entrepreneurs in communities of color who have been disproportionately impacted by the war on drugs. Once fully implemented, legalization is expected to generate more than $300.0 million in annual tax revenue for the State of New York.
On February 16, 2021, Governor Cuomo announced 30-day amendments to the Governor’s proposal to establish a comprehensive adult-use cannabis program in New York. Specifically, these amendments detailed how the $100.0 million in social equity funding will be allocated, enable the use of delivery services, and refine which criminal charges will be enforced as it relates to the improper sale of cannabis to further reduce the impact on communities.
Governor Andrew Cuomo signed Senate Bill 854/Assembly Bill 1248A on March 31, 2021, creating the Empire State’s adult-use cannabis program. This legislation expands our potential dispensary footprint to eight (8), with three (3) dispensaries reserved to be co-located adult-use, allows existing vertical ROs to wholesale branded products, and creates a strong social equity program with 50.0% of licenses dedicated to social equity applicants. The Cannabis Control Board which will oversee the rollout of the program was seated in summer/early fall 2021. The Cannabis Control Board held its first meeting on October 5, 2021. At that meeting, the Cannabis Control Board announced changes to the state’s medical program that would go into effect immediately including that cannabis flower could be sold to patients. Since that initial meeting, the Cannabis Control Board has granted certifying healthcare providers wider discretion in recommending medical cannabis, increased the amount of medical cannabis a patient can purchase at one time, begun the process of developing home cultivation rules, and implemented rules for its Cannabinoid Hemp Program.
Massachusetts Operations
The Massachusetts medical cannabis market was established through “An Act for the Humanitarian Medical Use of Marijuana” in November 2012 when voters passed Ballot Question 3 “Massachusetts Medical

Marijuana Initiative” with 63.0% of the vote. The first Massachusetts dispensary opened in June 2015 and by November 2016, Massachusetts voters legalized adult-use cannabis by passing ballot Question 4 — Legalize Marijuana with 54.0% of the vote. In July 2017, Governor Baker signed legislation that would lay the groundwork for the state’s adult-use market. The Cannabis Control Commission (the state’s regulatory body which creates regulations for both the medical and adult-use market) aimed to officially launch adult-use sales on July 1, 2018, but stumbling blocks such as a lack of licensed testing labs and disagreements between officials and businesses slowed the rollout, as sales for adult-use cannabis officially began in November 2018.
The Cannabis Control Commission oversees the medical and adult-use cannabis programs. Each medical licensee must be vertically-integrated and may have up to two (2) locations. Licensed medical dispensaries are given priority in adult-use licensing. Adult-use cultivators will be grouped into 11 tiers of production (ranging from up to 5,000 square feet to no larger than 100,000 square feet) and regulators will move a licensee down to a lower tier if that licensee has not shown an ability to sell at least 70% of what it produced. Medical dispensaries that wish to add the ability to sell cannabis products to non-patients will be required to reserve 35% of their inventory or the six-month average of their medical cannabis sales for medical cannabis patients. In order to achieve an adult-use license, a prospective licensee must first sign a “Host Community Agreement” with the town in which it wishes to locate. Roughly two-thirds of municipalities in the state have a ban or moratorium in place that prohibits cannabis businesses from operating within their jurisdiction. In both the medical and adult-use markets, extracted oils, edibles and flower products are permitted, as well as wholesaling.
On October 1, 2019, Cresco Labs acquired Hope Heal Health, Inc. (“HHH”) via certain agreements giving it operational control before cash consideration was settled. In August 2019, HHH entered into a Host Community Agreement with the municipality of Fall River to allow for the siting of an adult-use cannabis dispensary. On February 7, 2020, the Company legally closed the acquisition and cash funding of $27.5 million. The closing coincided with state approval allowing recreational cannabis sales at the Company’s Fall River dispensary.
Registration certificates are valid for a period of one (1) year and are subject to annual renewals after required fees are paid and the business remains in good standing. Renewal requests are typically communicated through email from the Massachusetts Cannabis Commission and include a renewal form. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Massachusetts cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Massachusetts cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
On July 1, 2020, Cresco Labs announced that it had completed the sale of its Falls River, MA facility to IIP. The sale was for consideration equal to approximately $29.0 million, which includes $21.0 million in funding for additional tenant improvements. Concurrent with the closing of the sale, the Company entered into a long-term, triple-net lease agreement with IIP and will continue to operate the property as a licensed cannabis cultivation, processing and dispensing facility upon completion of redevelopment. The Company accounted for the transaction as a financing transaction. The property represents approximately 50,000 square feet of industrial space in aggregate.
On September 2, 2021, the Company announced that it had completed the acquisition of 100% of the membership interests of Cultivate. Consideration included payment of pre-existing Cultivate debt, equity in the form of SVS and an earn-out. Consideration for the acquisition totaled $99.3 million and consisted of 4.8 million SVS valued at $46.6 million, cash payments of $1.0 million to pay for the sellers’ transaction fees, contingent consideration of $29.6 million, settlement of preexisting loan relationships of $1.9 million, and payment of the sellers’ third-party debt of $20.1 million. Cultivate owns and operates two (2) cultivation and manufacturing center locations, two (2) adult-use and medical dispensary locations, and one (1) adult-use dispensary location. The closing of this acquisition was contingent upon the Company surrendering its adult-use retail license for the Fall River dispensary. After the closing of the acquisition, the Fall River dispensary location is medical only.
Michigan Operations
In November 2008, Michigan residents approved the Michigan Medical Marihuana Act (the “MMMA”) to provide a legal framework for a safe and effective medical marijuana program. In September 2016, the

Michigan Senate passed the Medical Marihuana Facilities Licensing Act (the “MMFLA”) and the Marihuana Tracking Act (the “MTA”) and together with the MMMA, (the “Michigan Cannabis Regulations”) provides a comprehensive licensing and tracking scheme, respectively, for the medical marijuana program. Additionally, the Michigan Department of Licensing and Regulatory Affairs and its licensing board (“LARA”) has supplemented the Michigan Cannabis Regulations with “Emergency Rules” to further clarify the regulatory landscape surrounding the medical marijuana program. LARA is the main regulatory authority for the licensing of marijuana businesses.
Under the MMFLA, LARA administrates five (5) types of “state operating licenses” for medical marijuana businesses: (i) a “grower” license, (ii) a “processor” license, (iii) a “secure transporter” license, (iv) a “provisioning center” license and (e) a “safety compliance facility” license. There are no stated limits on the number of licenses that can be made available on a state level; however, LARA has discretion over the approval of applications and municipalities can pass additional restrictions.
On November 6, 2018, Michigan voters approved Proposal 1, to make marijuana legal under state and local law for adults 21 years of age or older and to control the commercial production and distribution of marijuana under a system that licenses, regulates, and taxes the businesses involved. The act will be known as the Michigan Regulation and Taxation of Marihuana Act. In accordance with Proposal 1, LARA began accepting applications for retail (recreational) dispensaries on November 1, 2019.
On March 25, 2019, the Company announced Cresco Labs Michigan, LLC (“Cresco Michigan”) had completed the most comprehensive portion of Michigan’s application process, being pre-qualified for a cultivation and processing license by the Department of Licensing and Regulatory Affairs Medical Marihuana Licensing Board. The pre-qualification represents the authorization of the entity to move forward with the licensing process for its intended facilities.
On November 13, 2019, the state’s Marijuana Regulatory Agency announced any existing medically licensed businesses would be allowed to sell recreational-use cannabis beginning December 1, 2019. On March 5, 2020, Cresco Michigan was issued a medical processing license to begin manufacturing and processing flower into edible medical marijuana products and/or medical marijuana-infused products. Michigan has nearly 250,000 medical marijuana patients.
On March 16, 2020, Cresco Michigan received pre-qualification to operate in the adult-use market and received one (1) adult-use processor license and one (1) medical processor license in 2020. Cresco Michigan expanded in 2021, adding ten (10) medical cultivation licenses and five (5) adult-use cultivation licenses. All Michigan marijuana licenses are renewed annually through the Marijuana Regulatory Agency after the required fees are paid and the business remains in good standing. In addition, a sworn statement is required that states that the business is in good standing and will uphold a continuing reporting duty. The renewal fees are to be determined by the amount of gross weight of marijuana products transferred during the past year. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Michigan cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Michigan cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
On April 22, 2020, Cresco Michigan and related parties of the Company executed an amended and restated operating agreement which increased the Company’s related parties’ ownership from 50.0% to 85.0% in exchange for a capital commitment of $25.0 million. Provisions contained in the operating agreement entitle related parties of the Company to a majority of profit and gives the Company control of Cresco Michigan and rights and exposure to variable returns. The Company has the right to direct all the relevant activities of and has the full decision-making power over Cresco Michigan.
On April 23, 2020, the Company announced that it had completed the sale of its Marshall, MI facility to IIP. The previously announced sale was for consideration equal to approximately $16.0 million, which included $11.0 million in funding for tenant improvements. Concurrent with the closing of the sale, Cresco Labs entered into a long-term, triple-net lease agreement with IIP and will continue to operate the property as a licensed cannabis cultivation and processing facility upon completion of redevelopment. The property represents approximately 100,000 square feet of industrial space in aggregate. This sale marked Cresco Labs’ fifth completed sale and leaseback or financing transaction, and the fourth with IIP.

On October 4, 2021, the Company unveiled its Marshall facility while celebrating the first harvest at the property.
Florida Operations
In 2014, the Florida Legislature passed the Compassionate Use Act (the “CUA”) which was a low-THC (CBD) law, allowing cannabis containing not more than 0.8% THC to be sold to patients diagnosed with severe seizures or muscle spasms and cancer. The CUA created a competitive licensing structure and originally allowed for one (1) vertically-integrated license to be awarded in each of five regions. The CUA set forth the criteria for applicants as well as the minimum qualifying criteria which included the requirement to hold a nursery certificate evidencing the capacity to cultivate a minimum of 400,000 plants, to be operated by a nurseryman and to be a registered nursery for at least 30.0 continuous years. The CUA also created a state registry to track dispensations. In 2016, the Florida Legislature passed the Right to Try Act (the “RTA”), which expanded the State’s medical cannabis program to allow for full potency THC products to be sold as “medical marijuana” to qualified patients.
In November of 2016, the Florida Medical Marijuana Legalization ballot initiative (the “Initiative”) to expand the medical cannabis program under the RTA was approved by 71.3% of voters, thereby amending the Florida constitution. The Initiative is now codified as Article X, Section 29 of the Florida Constitution.
The Initiative expanded the list of qualifying medical conditions to include cancer, epilepsy, glaucoma, HIV and AIDS, ALS, Crohn’s disease, Parkinson’s disease, multiple sclerosis, or other debilitating medical conditions of the same kind or class or comparable to those other qualifying conditions and for which a physician believes the benefits outweigh the risks to the patient. The Initiative also provided for the implementation of state-issued medical cannabis identification cards. In 2017, the Florida Legislature passed legislation implementing the constitutional amendment and further codifying the changes set forth in the constitution into law (the “2017 Law”). The 2017 Law provides for the issuance of ten (10) licenses to specific entities and another four (4) licenses to be issued for every 100,000 active qualified patients added to the registry. The 2017 law also initially limited license holders to a maximum of twenty-five (25) dispensary locations with the ability to purchase additional dispensary locations from one another, and for an additional five (5) locations to be allowed by the State for every 100,000 active qualified patients added to the registry. The 2017 legislation’s cap on dispensing facilities expired in April 2020.
On March 18, 2019, Governor Ron DeSantis signed SB 182 “Medical Use of Marijuana” into law. Among other provisions, SB 182 repealed the state’s smoking ban that had been in place. The medical program is currently administered by the Florida Department of Health’s Office of Medical Marijuana Use (“OMMU”). OMMU is responsible for crafting and implementing regulations governing the program, overseeing the Medical Marijuana Use Registry, licensing operators to cultivate, process and dispense medical marijuana, and certifying testing laboratories.
With regard to the potential for adult use cannabis in the state, a group, Regulate Florida, sought to place the questions of whether to legalize adult use cannabis on the November 2022 ballot but was not successful. The group has indicated it will target the 2024 ballot instead. Regulate Florida will need to gather more than 222,000 signatures to trigger judicial and fiscal review and then more than 890,000 signatures to make the 2024 ballot.
On April 14, 2021, the Company announced it completed the acquisition of Bluma. Under the terms of the Bluma Transaction, shareholders of Bluma received 0.0859 SVS of Cresco Labs for each Bluma share held. Total consideration for the acquisition was $238.1 million, primarily consisting of 15.1 million SVS, 4.7 million equity-classified warrants, 0.8 million replacement shares, and settlement of preexisting loan relationships.
Bluma owns and operates One Plant, a vertically-integrated, licensed medical cannabis company in the State of Florida. One Plant cultivates, processes, dispenses, and retails medical cannabis to qualified patients in the State of Florida through multiple retail dispensaries and an innovative next-day door-to-door e-commerce home delivery service, thereby offering convenient access for its customers and meeting the demands of an evolving retail landscape. As of the acquisition date, Bluma, under One Plant, had eight

(8) strategically located dispensaries with seven (7) more locations under legal control and planned to open. The eight (8) One Plant dispensaries were rebranded as Sunnyside* in the third quarter of 2021.
In addition to the eight (8) dispensaries noted above, Cresco has opened five (5) additional Florida dispensaries in 2021. In August 2021, a Sunnyside* location was opened in Fort Lauderdale. In the fourth quarter of 2021, the Company opened four (4) additional dispensaries in: Tallahassee, Oakland Park, Pensacola, and Sarasota. As of December 31, 2021, a total of thirteen (13) dispensaries were operational with three (3) more locations planned to open. While the Company’s compliance controls have been developed to mitigate the risk of any material violations of a license arising, there is no assurance that Florida cannabis licenses will be renewed in the future in a timely manner. Any unexpected delays or costs associated with the licensing renewal process could impede the ongoing or planned operations of Florida cannabis and could have a material adverse effect on the Company’s business, financial condition, results of operations or prospects.
The company opened three (3) additional Sunnyside* locations in Clearwater, North Miami, and Lady Lake, Florida during the first quarter of 2022.

SCHEDULE 1
MANAGEMENT INFORMATION CIRCULAR OF CRESCO DATED JUNE 2, 2021, PREPARED IN CONNECTION WITH AN ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS HELD ON JUNE 30, 2021
(begins on following page)

CRESCO LABS INC.
NOTICE OF ANNUAL AND SPECIAL MEETING
AND
MANAGEMENT INFORMATION CIRCULAR
WITH RESPECT TO
THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF
CRESCO LABS INC.
TO BE HELD ON JUNE 30, 2021
DATED JUNE 2, 2021

CRESCO LABS INC.
NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 30, 2021
NOTICE IS HEREBY GIVEN that the annual and special meeting (the “Meeting”) of the holders (the “Shareholders”) of Subordinate Voting Shares, Proportionate Voting Shares, Super Voting Shares and Special Subordinate Voting Shares (collectively, the “Voting Shares”) of Cresco Labs Inc. (“Cresco” or the “Corporation”) will be held at 10:00 a.m. (Central Daylight Time) on June 30, 2021 and will be a virtual meeting conducted via live audio webcast. The Meeting will be held for the following purposes:
1.
to receive and consider the Corporation’s financial statements for the years ended December 31, 2020 and 2019, together with the auditor’s report thereon (collectively, the “Financial Statements”);

2.
to set the number of directors of the Corporation at eleven;

3.
to elect the directors of the Corporation to serve until the next annual meeting of Shareholders or until their successors are elected or appointed;

4.
to appoint Marcum LLP as independent auditor of the Corporation to hold office until the next annual meeting of Shareholders and to authorize the directors to fix the remuneration thereof;

5.
to consider and, if deemed advisable, to pass a special resolution to amend the articles of the Corporation to vary the rights and restrictions attached to the Super Voting Shares; and

6.
to transact any other business as may properly be brought before the Meeting or any adjournment(s) or postponement thereof.

The details of all matters proposed to be put before the Shareholders at the Meeting are set forth in the management information circular accompanying this Notice of Annual and Special Meeting (the “Information Circular”).
The record date for determination of the Shareholders entitled to receive notice of and to vote at the Meeting is May 26, 2021 (the “Record Date”). All Shareholders of record as of the close of business on the Record Date are entitled to virtually attend, participate and vote at the Meeting or by proxy.
Due to the ongoing concerns related to the spread of the coronavirus (COVID-19) and in order to protect the health and safety of Shareholders, employees, other stakeholders and the community, the Corporation will hold the Meeting in a virtual, audio only, online format conducted by live webcast at https://web.lumiagm.com/288390273. The Corporation intends to utilize a virtual meeting for the Meeting in light of the ongoing COVID-19 pandemic and the government restrictions on social gatherings as a result thereof. The Corporation will consider whether to revert to physical in person meetings for future Shareholder meetings as circumstances permit.
A Shareholder who wishes to appoint a person other than the management nominees identified on the form of proxy or voting instruction form, to represent him, her or it at the Meeting may do so by inserting such person’s name in the blank space provided in the form of proxy or voting instruction form and following the instructions for submitting such form of proxy or voting instruction form. In order to be valid and acted upon at the Meeting, completed proxies or votes must be received by Odyssey Trust Company by 10:00 a.m. (Central Daylight Time) on June 28, 2021 or, in the case of any adjournment or postponement of the Meeting, at least 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the adjourned or postponed Meeting. A person appointed as proxyholder need not be a Shareholder. See the Information Circular for further instructions.
Shareholders should follow the instructions on the forms they receive and if they have any questions contact their intermediaries or Odyssey Trust Company, the Corporation’s transfer agent, toll free within North America at 1.800.517.4553, outside of North America at 1.587.885.0960 or by e-mail at proxy@odysseytrust.com.
Shareholders will not be able to attend the Meeting in person, but will have an opportunity to participate at the Meeting online regardless of their geographic location. Registered Shareholders and duly appointed proxyholders who attend the Meeting online will still have the opportunity to participate in the question and answer session and vote their common shares at the Meeting, provided that they follow the instructions in the accompanying Information Circular and remain connected to the internet at all times during the Meeting. Beneficial Shareholders who do not appoint themselves as their proxyholder in accordance with the instructions in this Information Circular and provided by their intermediary will be able to participate as guests at the Meeting. Guests will be able to listen to the proceedings of the Meeting but cannot vote. Shareholders who usually vote by proxy ahead of the Meeting will be able to do so in the same manner as previous Shareholder meetings.
This Information Circular will be available on Cresco’s website at www.investors.crescolabs.com as of June 3, 2021 and will remain on the website for one full year thereafter. This Notice, the Financial Statements, the form of proxy and the Information Circular will also be available on SEDAR at www.sedar.com.
DATED as of the 2nd day of June, 2021.
Yours truly,
(signed) “Thomas J. Manning”
Thomas J. Manning Executive Chairman of the Board

CRESCO LABS INC.
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 30, 2021
MANAGEMENT INFORMATION CIRCULAR
GENERAL
This management information circular (the “Circular”) is furnished to holders (“Shareholders”) of Subordinate Voting Shares, Proportionate Voting Shares, Super Voting Shares and Special Subordinate Voting Shares (collectively, the “Voting Shares”) of Cresco Labs Inc. (the “Corporation” or “Cresco”) in connection with the solicitation of proxies by the management of the Corporation for use at the annual and special meeting of Shareholders (the “Meeting”), and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual and Special Meeting (the “Notice of Meeting”). In light of the unprecedented public health impact as a result of the outbreak of the novel coronavirus known as COVID-19, the Meeting will be held in a virtual, audio only, online format conducted via live webcast online at: https://web.lumiagm.com/288390273. The Corporation will consider whether to revert to physical in person meeting for future Shareholders’ meetings as circumstances permit.
Shareholders will not be able to attend the Meeting in person, but will be able to participate online during the Meeting regardless of their geographic location. Registered Shareholders and duly appointed proxyholders who participate in the Meeting over the internet will still have the opportunity to participate in the question and answer session and vote at the Meeting. Beneficial Shareholders who do not appoint themselves as their proxyholder will not be able to vote at the Meeting, but will be able to attend the Meeting and observe proceedings as guests. See “Information Concerning Voting”.
The information contained herein is given as of June 2, 2021, except where otherwise indicated.
If you hold Voting Shares through a broker, investment dealer, bank, trust company, nominee or other intermediary (collectively, an “Intermediary”), you should contact your Intermediary for instructions and assistance in voting the Voting Shares that you beneficially own.
This solicitation is made on behalf of management of the Corporation. The costs incurred in the preparation of both the form of proxy and this Circular will be borne by the Corporation. In addition to the use of mail, proxies may be solicited by telephone or any form of electronic communication or by directors, officers and employees of the Corporation who will not be directly compensated therefor.
No person is authorized to give any information or to make any representation other than those contained in this Circular and, if given or made, such information or representation should not be relied upon as having been authorized by the Corporation. The delivery of this Circular shall not, under any circumstances, create an implication that there has not been any change in the information set forth herein since the date hereof.
Please read this Circular carefully to obtain information about how you may participate at the Meeting either in person or through the use of proxies.
INFORMATION CONCERNING VOTING
Where and When the Meeting Will Be Held
The Meeting will be held in a virtual, audio only, online format conducted via live webcast online at: https://web.lumiagm.com/288390273 on June 30, 2021 at 10:00 a.m. (Central Daylight Time) and at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Meeting.
How to Participate at the Meeting
The Corporation is holding the Meeting in virtual, audio only, online format conducted via live webcast as a result of the COVID-19 pandemic and the recommendations of federal, provincial, and municipal governments to mitigate risks to public health and safety. Shareholders will not be able to attend the Meeting in person but will be able to participate online, including by asking questions during the question and answer session and voting online, provided they follow the instructions herein.
•
Registered Shareholders and duly appointed proxyholders who participate by attending online will be able to listen to the proceedings of the Meeting, ask questions and vote during the specified times, provided they remain connected to the internet and follow the instructions.

•
If you are a Beneficial Shareholder and wish to vote online during the Meeting, you must duly appoint yourself as proxyholder. See “Proxy Related Information”. Beneficial Shareholders who have not duly appointed themselves as proxy holders may still attend the Meeting as guests, but will not be able to vote.

•
Guests, including Beneficial Shareholders who have not duly appointed themselves as proxyholder, will be able to login and listen to the proceedings of the Meeting but will not be able to vote.

•
Attendees can login to the Meeting by following the instructions below:

◦
Login online at: https://web.lumiagm.com/288390273. The Corporation recommends that you log in at least one hour before the Meeting starts.

◦
Click “Login” and then enter your Control Number (see below) and Password: “cresco2021” (case sensitive).

OR
◦
Click “Guest” and then complete the online form to access the Meeting.

For Registered Shareholders:   The Control Number to access the Meeting will be located on the form of proxy.
For duly appointed proxyholders:   The Corporation’s transfer agent, Odyssey Trust Company (“Odyssey”), will provide you with a Control Number by email after the proxy voting deadline has passed provided that the proxyholder has been duly appointed and registered as described below.
If you attend the Meeting online, it is important to remain connected to the internet at all times in order to vote when balloting commences. It is your responsibility to ensure internet connectivity is maintained for the duration of the Meeting.
PROXY RELATED INFORMATION
Attendance and Voting
Only registered Shareholders, or the persons they appoint as their proxies, are permitted to attend, speak and vote on all matters that may properly be voted upon at the Meeting.
Beneficial Shareholders who have not duly appointed themselves as proxyholder will not be able to attend, participate or vote at the Meeting. This is because the Corporation and its transfer agent do not have a record of the Beneficial Shareholders of the Corporation, and, as a result, will have no knowledge of your shareholdings or entitlement to vote, unless you appoint yourself as proxyholder. If you are a Beneficial Shareholder and wish to vote at the Meeting, you have to appoint yourself as proxyholder, by inserting your own name in the space provided on the voting instruction form sent to you and must follow all of the applicable instructions provided by your Intermediary. See “Appointment of Third Party as Proxy.”
All references to Shareholders in this Circular and the accompanying form of proxy and Notice of Meeting are to Shareholders of record, unless specifically stated otherwise.
Appointment of Third Party as Proxy
The persons named in the enclosed form of proxy are officers and/or directors of the Corporation and each is a management designee (collectively, the “Management Designees”). Management Designees will vote IN FAVOUR of each of the matters specified in the Notice of Meeting and all other matters proposed by management at the Meeting. Each Shareholder submitting a proxy has the right to appoint a person, who need not be a Shareholder (a “third party proxyholder”), to represent, attend, participate or vote at the Meeting on such Shareholder’s behalf, other than the Management Designees. A Shareholder may exercise this right by completing the steps set forth below and depositing the completed proxy to Odyssey prior to the Proxy Deadline.
The following applies to Shareholders who wish to appoint a person other than the Management Designees (including someone who is not a Shareholder) set forth in the form of proxy or voting instruction form as proxyholder, including Beneficial Shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting.
To appoint a third party proxyholder, insert such person’s name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. If you are a Beneficial Shareholder located in the United States, you must also provide Odyssey with a duly completed legal proxy if you wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder. See below under this section for additional details.
If you are a Beneficial Shareholder and wish to attend, participate or vote at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your Intermediary and follow all of the applicable instructions provided by your Intermediary. By doing so, you are instructing your Intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your Intermediary.
Register your proxyholder: To register a proxyholder, shareholders MUST send an email to cresco@odysseytrust.com by 10:00 a.m. (Central Daylight Time) on June 29, 2021 and provide Odyssey with the required proxyholder contact information, amount of shares appointed, name in which the shares are registered if they are a registered shareholder, or name of broker where the shares are held if a beneficial shareholder, so that Odyssey may provide the proxyholder with a Username via email. Without a Username, proxyholders will not be able to attend, participate or vote at the Meeting.
Legal Proxy — U.S. Beneficial Shareholders
If you are a Beneficial Shareholder located in the United States and wish to virtually attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above and below, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary included with the legal proxy form and the voting information form sent to you, or contact your Intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your Intermediary, you must then submit such legal proxy to Odyssey prior to the Proxy Deadline.
Refusal of Proxy
The Corporation may refuse to recognize any instrument of proxy received later than the Proxy Deadline.
Revocability of Proxy
A Shareholder who has given a proxy has the power to revoke it at any time prior to the exercise thereof. In addition to revocation in any other manner permitted by law, a proxy may be revoked by:
(a)
signing a proxy with a later date and delivering it to the place noted above prior to the Proxy Deadline;

(b)
signing and dating a written notice of revocation and delivering it to Odyssey, or by transmitting a revocation by telephonic or electronic means, to Odyssey, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment of it, at which the proxy is to be used, or delivering a written notice of revocation and delivering it to the Chair of the Meeting prior to the commencement of the Meeting or any adjournment or postponement thereof; or

(c)
attending the Meeting or any adjournment or postponement of the Meeting and registering with the scrutineer as a Shareholder present.

Advice to Beneficial Holders of Voting Shares
The information in this section is of significant importance to many Shareholders, as a substantial number of Shareholders do not hold their Voting Shares in their own name. Shareholders who do not hold their Voting Shares in their own name, referred to in this Circular as “Beneficial Shareholders,” are advised that only proxies deposited by Shareholders whose names appear on the records of the Corporation as the registered holders of Voting Shares can be recognized and acted upon at the Meeting. If Voting Shares are listed in an account statement provided to a Shareholder by an Intermediary, then in almost all cases those Voting Shares will not be registered in the Shareholder’s name on the records of the Corporation. Such Voting Shares will more likely be registered under the name of CDS & Co. (the registration name for CDS is Clearing and Depository Services Inc., which acts as nominee for many Canadian brokerage firms).
Existing regulatory policy requires Intermediaries to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. The various Intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their Voting Shares are voted at the Meeting. The form of proxy supplied to a Beneficial Shareholder by its Intermediary (or the agent of the Intermediary) is substantially similar to the form of proxy provided directly to registered Shareholders by the Corporation. However, its purpose is limited to instructing the registered Shareholder (i.e., the Intermediary or agent of the Intermediary) how to vote on behalf of the Beneficial Shareholder. The vast majority of Intermediaries now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in Canada. Broadridge typically prepares a machine-readable voting instruction form, mails those forms to Beneficial Shareholders and asks Beneficial Shareholders to return the forms to Broadridge, or otherwise communicate voting instructions to Broadridge (by way of the internet or telephone, for example). Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. A Beneficial Shareholder who receives a Broadridge voting instruction form cannot use that form to vote Voting Shares directly at the Meeting. The voting instruction forms must be returned to Broadridge (or instructions respecting the voting of Voting Shares must otherwise be communicated to Broadridge) well in advance of the Meeting in order to have the Voting Shares voted. If you have any questions regarding the voting of Voting Shares held through an Intermediary, please contact that Intermediary for assistance.
Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting, Voting Shares registered in the name of an Intermediary, a Beneficial Shareholder may attend the Meeting as proxyholder for the registered Shareholder and vote the Voting Shares in that capacity. Beneficial Shareholders who wish to virtually attend the Meeting and indirectly vote their Voting Shares as proxyholder for the registered Shareholder, should enter their own names in the blank space on the form of proxy provided to them and return the same to their Intermediary (or the Intermediary’s agent) in accordance with the instructions provided by such Intermediary.
For purposes of applicable securities regulatory policies relating to the dissemination of proxy-related materials and other security holder materials and the request for voting instructions from Beneficial Shareholders, there are two categories of Beneficial Shareholders. Non-objecting Beneficial Shareholders (“NOBOs”) are Beneficial Shareholders who have advised their Intermediary that they do not object to their Intermediary disclosing ownership information to the Corporation, consisting of their name, address, e-mail address, securities holdings and preferred language of communication. Securities legislation restricts the use of that information to matters strictly relating to the affairs of the Corporation. Objecting Beneficial Shareholders (“OBOs”) are Beneficial Shareholders who have advised their Intermediary that they object to their Intermediary disclosing such ownership information to the Corporation. Cresco will not send its proxy-related materials directly to NOBOs under National Instrument 54-101. Cresco does not intend to pay for Intermediaries to forward the proxy-related materials and the voting instruction form to OBOs under National Instrument 54-101. In the case of an OBO, the OBO will not receive the materials unless the OBO’s Intermediary assumes the cost of delivery.
Exercise of Discretion with Respect to Proxies
The Voting Shares represented by the enclosed proxy will be voted or withheld from voting on any motion, by ballot or otherwise, in accordance with any indicated instructions contained in a proxy. In the absence of any such direction, such shares will be voted IN FAVOUR of each of the matters set forth in the Notice of Meeting and in this Circular and all other matters proposed by management at the Meeting.
If any amendment or variation to matters identified in the Notice of Meeting is proposed at the Meeting or any adjournment or postponement thereof, or if any other matters properly come before the Meeting or any adjournment or postponement thereof, the enclosed proxy confers discretionary authority to vote on such amendments or variations or such other matters according to the best judgment of the appointed proxyholder. As at the date of this Circular, the management of the Corporation is not aware of any amendments or variations or other matters to come before the Meeting.
VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES
The authorized share capital of the Corporation consists of an unlimited number of Subordinate Voting Shares, of which 238,429,590 are issued and outstanding as of the date of this Circular, an unlimited number of Proportionate Voting Shares, of which 131,570 (which are convertible on a 1:200 basis into 26,313,988 Subordinate Voting Shares) are issued and outstanding as of the date of this Circular, an unlimited number of Super Voting Shares, of which 500,000 are issued and outstanding as of the date of this Circular, and an unlimited number of Special Subordinate Voting Shares, of which 63,868,296 (which are convertible on a 100,000:1 basis into 639 Subordinate Voting Shares) were issued and outstanding as of the date of this Circular.
Voting Rights
Each Subordinate Voting Share is entitled to one vote per Subordinate Voting Share, each Proportionate Voting Share is entitled to one vote in respect of each Subordinate Voting Share into which such Proportionate Voting Share could ultimately then be converted, which is currently equal to 200 votes per Proportionate Voting Share, each Super Voting Share is currently entitled to 2,000 votes per Super Voting Share and each Special Subordinate Voting Share is currently entitled to 0.00001 of a vote per Special Subordinate Voting Share on all matters upon which the holders of shares of the Corporation are entitled to vote, in each case as of the Record Date, and holders of Subordinate Voting Shares, Proportionate Voting Shares, Super Voting Shares and Special Subordinate Voting Shares will vote together on all matters subject to a vote of holders of each of those classes of shares as if they were one class of shares, except to the extent that a separate vote of holders as a separate class is required by law or provided by the articles of the Corporation.
As of the date of this Circular, the Subordinate Voting Shares represent approximately 18.9%, the Proportionate Voting Shares represent approximately 2.1%, the Super Voting Shares represent approximately 79.1%, and the Special Subordinate Voting Shares represent approximately 0.0001% of the voting rights attached to outstanding Voting Shares of the Corporation.
Restricted Securities
The Subordinate Voting Shares, Proportionate Voting Shares and Special Subordinate Voting Shares are “restricted securities” within the meaning of such term under applicable Canadian securities laws. In the event that a take-over bid is made for the Super Voting Shares, the holders of Subordinate Voting Shares and Special Subordinate Voting Shares will not be entitled to participate in such offer and may not tender their shares into any such offer, whether under the terms of the Subordinate Voting Shares or under any coattail trust or similar agreement. Notwithstanding this, any take-over bid for solely the Super Voting Shares is unlikely, given that by the terms of the investment agreement entered into by the Corporation and the holders of the Super Voting Shares in connection with the issuance of the Super Voting Shares to such holders, upon any sale of Super Voting Shares to an unrelated third party purchaser, such Super Voting Shares will be redeemed by the Corporation for their issue price. Additionally, holders of Subordinate Voting Shares are entitled to convert to Proportionate Voting Shares and tender to any take-over bid made solely to the holders of Proportionate Voting Shares.In the event that a take-over bid is made for the Subordinate Voting Shares, the holders of Special Subordinate Voting Shares will not be entitled to participate in such offer and may not tender their shares into any such offer, whether under the terms of the Special Subordinate Voting Shares or under any coattail trust or similar agreement, absent being permitted to convert such shares into Subordinate Voting Shares.

Record Date
The record date for the determination of Shareholders entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof is May 26, 2021 (the “Record Date”). Accordingly, only Shareholders whose names have been entered in the register of Shareholders at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting, or any adjournments or postponements thereof.
Principal Holders of Securities
To the best of the knowledge of the Corporation, based on publicly available filings, as of the Record Date, no person or company, owns, or controls or directs, directly or indirectly, Voting Shares carrying 10% or more of the voting rights attached to any class of Voting Shares of the Corporation, except for the following:
Name of Shareholder	Number and Percentage of Super Voting Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly	Number and Percentage of Proportionate Voting Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly(1)(2)(3)	Number and Percentage of Subordinate Voting Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly(2)	Number and Percentage of Special Subordinate Voting Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly(2)(4)	Percentage of Votes Attaching to All Outstanding Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly(5)
Charles Bachtell(6)	100,000	4,363(5)	103,886	0	15.9%
	(20%)	(3.32%)	(<0.1%)	(0%)
Joseph Caltabiano	100,000	200	2,780,000(7)	0	16.0%
	(20%)	(0.15%)	(1.17%)	(0%)
Brian McCormack	100,000	0	61,700	0	15.8%
	(20%)	(0%)	(<0.1%)	(0%)
Robert M. Sampson	100,000	4	0	0	15.8%
	(20%)	(<0.1%)	(0%)	(0%)
Dominic A. Sergi	100,000	0	0	0	15.8%
	(20%)	(0%)	(0%)	(0%)

Notes:
(1)
Proportionate Voting Shares convert to Subordinate Voting Shares on a 1:200 basis.

(2)
On an issued and undiluted basis, not giving effect to the conversion or exercise of securities convertible, redeemable or exchangeable into such shares held by such person, as applicable.

(3)
Excludes holdings of units in Cresco Labs, LLC that are redeemable for Proportionate Voting Shares.

(4)
Special Subordinate Voting Shares convert to Subordinate Voting Shares on a 100,000:1 basis.

(5)
Total voting percentage is based on actual number of votes. The voting percentages differ from beneficial ownership percentages as the Corporation’s Super Voting Shares carry 2,000 votes per Super Voting Share, the Proportionate Voting Shares carry 200 votes per Proportionate Voting Share and the Special Subordinate Voting Shares carry 0.00001 of a vote per Special Subordinate Voting Share.

(6)
Owned indirectly through 82.1% ownership in CB2 Initiative LLC.

(7)
1,500,000 are owned indirectly through Better Odds, LLC, 640,000 are owned indirectly through Joseph A. Caltabiano Trust and 640,000 are owned indirectly through Lucy G. Caltabiano Trust.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
No person who has been a director or executive officer of the Corporation at any time since the beginning of the last financial year, nor any proposed nominee for election as a director of the Corporation, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting.

MATTERS TO BE CONSIDERED AT THE MEETING
To the knowledge of the board of directors of the Corporation (the “Board”), the only matters to be brought before the Meeting are those matters set forth in the Notice of Meeting.
1.   Receiving the Financial Statements
The financial statements of the Corporation for the years ended December 31, 2020 and 2019, together with the auditor’s report thereon (the “Financial Statements”), have been mailed to the Corporation’s registered and Beneficial Shareholders who requested to receive them. The Financial Statements are also available on SEDAR at www.sedar.com. The Financial Statements of the Corporation for the years ended December 31, 2020 and 2019 will be placed before the Meeting.
2.   Number of Directors and Election of Directors
Nominees
At the Meeting, Shareholders will be asked to (i) fix the number of directors of the Corporation at eleven; and (ii) elect, on an individual basis, each of the eleven nominees of Cresco set forth in the table below (the “Cresco Nominees”) as directors of the Corporation to hold office until the next annual meeting of Shareholders or until their successors are duly elected or appointed pursuant to the articles of the Corporation, unless their offices are earlier vacated in accordance with the provisions of the Business Corporations Act (British Columbia) (“BCBCA”) or the Corporation’s articles. Each of the Cresco Nominees has consented to being named in this Circular and to serve as a director, if elected. The present term of office of each current director of the Corporation will expire at the Meeting.
The following table sets forth a brief background regarding the Cresco Nominees. The information contained herein is based upon information furnished by the respective nominees.
Name and Province or State and Country of Residence	Director Since	Principal Occupation for Past Five Years	Voting Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly(1)
Charles Bachtell(2) Chicago, IL, United States	November 2018	Chief Executive Officer of the Corporation; formerly Executive Vice President and General Counsel of Guaranteed Rate, a residential mortgage company.	100,000 Super Voting Shares 103,886 Subordinate Voting Shares 4,363 Proportionate Voting Shares 13,102,342 Cresco Redeemable Units
Robert M. Sampson(3) Downers Grove, IL, United States	November 2018
Executive Vice President of CrossCountry Mortgage, Inc.; formerly Chief Operating Officer the Corporation, Chief Executive Officer of bemortgage and Chief Operating Officer of Guaranteed Rate, a residential mortgage company.
100,000 Super Voting Shares 100,000 Subordinate Voting Shares 4 Proportionate Voting Shares 13,001,049 Cresco Redeemable Units

Name and Province or State and Country of Residence	Director Since	Principal Occupation for Past Five Years	Voting Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly(1)
John R. Walter(4) Naples, FL, United States	November 2018	Chairman and Chief Executive Officer of Ashlin Management Company, a consulting firm.	1,177 Proportionate Voting Shares
Gerald F. Corcoran(2)(5) Winnetka, IL, United States	November 2018	Chairman of the Board and Chief Executive Officer of R.J. O’Brien & Associates, LLC, a futures brokerage firm.	18,500 Subordiante Voting Shares 997,395 Cresco Redeemable Units
Thomas J. Manning(6) Evanston, IL, United States	November 2018	Executive Chairman of the Board of Directors of the Corporation; formerly Chairman and Chief Executive Officer of Dun and Bradstreet, a data and analytics company.	500 Proportionate Voting Shares
Randy D. Podolsky(3)(7) Lake Forest, IL, United States	December 2016	Managing Principal of Podolsky Circle CORFAC International (now, Colliers International), a real estate company.	814,387 Cresco Redeemable Units
Marc Lustig Vancouver, British Columbia, Canada	January 2020
Head of Capital Markets of the Corporation; Non-Executive Chairman of IM Cannabis Corp. since 2019; Founder, Chairman and Chief Executive Officer of CannaRoyalty Corp. (dba Origin House) since 2016; Head of Capital Markets at Dundee Capital Markets from 2012 to 2014.
63,868,296 Special Subordinate Voting Shares
Michele Roberts(8) New York City, NY, United States	June 2020	Executive Director of the National Basketball Players Association since 2014. Previously, Ms. Roberts was an attorney with Skadden, Arps, Slate, Meagher & Flom LLP.	—

Name and Province or State and Country of Residence	Director Since	Principal Occupation for Past Five Years	Voting Shares Beneficially Owned, Controlled or Directed, Directly or Indirectly(1)
Carol Vallone(2)(9) Manchester, MA, United States	July 2020	Chair of the Board of Trustees at McLean Hospital, member of the board of trustees at MGH Institute of Health Professions, member of the finance committee at Mass General Brigham, Board Member for the Bain Capital Double Impact portfolio company, Arosa, Advisory Director for Berkshire Partners, and an Advisory Board Member of the healthcare-focused venture growth firm, Longitude Capital; formerly Chief Executive Officer and member of the board of directors for Meteor Learning.	—
Tarik Brooks Los Angeles, CA, United States	April 2021	President of Combs Enterprises. Previously, Mr. Brooks was the Chief Operating Officer of Account Management and Trading at Bridgewater Associates, and Executive Vice President at RLJ Companies.	—
Sidney Dillard Chicago, IL, United States	May 2021	Partner and Head of the Corporate Investment Banking Division at Loop Capital. Ms. Dillard serves on Loop Capital’s Management Committee and Fairness and Valuation Committee.	—

Notes:
(1)
Information as to personal shareholdings is given to the Corporation’s knowledge based on publicly available sources and includes any units in Cresco Labs, LLC held by a Cresco Nominee that are redeemable for Proportionate Voting Shares (the “Cresco Redeemable Units”).

(2)
Member of the Executive Committee.

(3)
Member of the Audit Committee.

(4)
Chair of the Compensation Committee.

(5)
Chair of the Audit Committee.

(6)
Chair of the Executive Committee.

(7)
Member of the Nominating and Governance Committee.

(8)
Chair of the Nominating and Governance Committee.

(9)
Member of the Compensation Committee.

The enclosed form(s) of proxy allows the Shareholders to direct proxyholders to vote individually for each of the Cresco Nominees as a director of the Corporation.Unless otherwise directed, it is the intention of the persons named in the enclosed form of proxy to vote proxies IN FAVOUR of the election of each of the Cresco Nominees as directors of the Corporation.
Cease Trade Orders
To the knowledge of the Corporation, none of the Cresco Nominees (or any personal holding company of a Cresco Nominee) are, as at the date of this Circular, and have not been within 10 years before the date of this Circular, a director, chief executive officer or chief financial officer of any company (including the Corporation) that, while acting in that capacity, was the subject of a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, or after ceasing to be a director, chief executive officer or chief financial officer of the company, was the subject of a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, which resulted from an event that occurred while acting in such capacity.
Bankruptcies
To the knowledge of the Corporation, none of the Cresco Nominees (or any personal holding company of a Cresco Nominee) are, and have not within the past 10 years been, a director or executive officer of any company, including the Corporation, that, while acting in such capacity, or within a year of ceasing to act in such capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets or has, within the past 10 years, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold any of the Cresco Nominees assets.
Penalties and Sanctions
To the knowledge of the Corporation, none of the Cresco Nominees (or any personal holding company of a Cresco Nominee) have been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority nor entered into a settlement agreement with a securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in deciding whether to vote for a proposed director.
3.   Appointment of Auditors
On June 29, 2020, the Corporation appointed Marcum LLP as independent auditors of the Corporation. At the Meeting, the Shareholders will be asked to reappoint Marcum LLP as independent auditors of the Corporation to serve until the close of the next annual meeting of Shareholders and to authorize the directors to fix their remuneration.
Unless otherwise directed to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote proxies IN FAVOUR of the appointment of Marcum LLP as independent auditors of the Corporation at remuneration to be fixed by the Board. In order to be effective, the ordinary resolution must be approved by not less than a majority of the votes cast thereon by Shareholders who are present at the Meeting or by proxy.

4.   Adoption of Amendment to Articles
The Board proposes to amend the Corporation’s current articles (the “Existing Articles”) to vary the special rights and restrictions attached to the Super Voting Shares such that the amended articles (the “Amended Articles”) accommodate transfers of Super Voting Shares to directors of the Corporation.
Amendments in the Amended Articles
The Existing Articles limit the transfer of Super Voting Shares, all of which are currently held by the Corporation’s founders (the “Founders”), to immediate family members and certain related entities of the holder thereof. The Amended Articles amend the Existing Articles such that (i) Super Voting Shares may be transferred to directors of the Corporation with the prior written consent of the Corporation and (ii) the definition of “Triggering Event” accommodates such transfers. Substantially concurrently with the amendment of the articles, the Founders will amend the investment agreement, dated November 30, 2018, among the Founders, to permit the transfers of Super Voting Shares contemplated by the Amended Articles with the prior written consent of the Corporation.
The Board has determined that the proposed amendment to the articles of the Corporation is in the best interests of the Corporation as it allows the Corporation to consent to the transfer of Super Voting Shares from Founders who are no longer involved with the Corporation to current members of the Board who have an ongoing interest in the Corporation.
The foregoing is only a summary of the Amended Articles. Readers are encouraged to refer to Schedule “B” for Part 28 of the Amended Articles marked to show the proposed amendments (with double underline text denoting insertion and strike-through text denoting deletion).
The Board has determined that the proposed amendments are in the best interests of the Corporation and has submitted the Amended Articles to the Shareholders for their approval at the Meeting.
At the Meeting, Shareholders will be asked to consider, and if thought appropriate, to pass, with or without amendment, a special resolution as follows (the “Amendment Resolution”):
“IT IS RESOLVED as a special resolution that:
1.
The Corporation’s Existing Articles be altered by: (i) varying the special rights and restrictions attached to the Super Voting Shares in Part 28 of the Existing Articles to substantially the form set out in Schedule “B” to this Circular; and (ii) amending Part 28 of the Existing Articles by replacing it in its entirety with Part 28 substantially as set out in Schedule “B” to this Circular.

2.
The alterations made to the Existing Articles of the Corporation by this resolution will not take effect until the Notice of Articles of the Corporation has been altered to reflect the alterations made by this resolution.

3.
The board of directors of the Corporation is authorized in its absolute discretion, to determine whether or not to proceed with the foregoing resolution, without further approval, ratification or confirmation by the Shareholders.

4.
Subject to the deposit of this resolution at the Corporation’s records office, the solicitors for the Corporation are authorized and directed to electronically file the required Notice of Alteration with the Registrar of Companies.

5.
Any one director or officer of the Corporation is hereby authorized and directed to do all such acts and things and to execute and deliver all such documents, instruments and assurances as in the opinion of such director or officer may be necessary or desirable to give effect to the foregoing special resolution.”

Unless otherwise directed to the contrary, it is the intention of the persons named as proxyholders in the enclosed form of proxy to vote proxies IN FAVOUR of the Amendment Resolution adopting the Amended Articles. In order to be effective, the Amendment Resolution must be approved by not less than two-thirds of the votes cast thereon by Shareholders who are present at the Meeting or by proxy.

5.   Other Business
Management is not aware of any other matters to come before the Meeting, other than those set out in the Notice of Meeting. If other matters come before the Meeting, or if there are amendments or variations to the items of business, the Management Designees will have the discretion to vote as he or she sees fit.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Securities legislation requires the disclosure of compensation received by each “Named Executive Officer” of the Corporation for the two most recently completed financial years.
“Named Executive Officer” refers to each individual who, during any part of the most recently completed financial year, served as chief executive officer, each individual who, during any part of the most recently completed financial year, served as chief financial officer, and the most highly compensated executive officer, other than the chief executive officer and chief financial officer, at the end of the most recently completed financial year whose total compensation was more than $150,000 for that financial year. The Corporation currently has four Named Executive Officers.
Director and Named Executive Officer Compensation
The following table sets forth information concerning all compensation paid, payable, awarded, granted, given or otherwise provided, directly or indirectly, by the Corporation, or a subsidiary of the Corporation, to each Named Executive Officer and director, other than stock options and other compensation securities, for each of the two most recently completed financial years.
	Table of compensation excluding compensation securities
Name and position	Year	Salary, consulting fee, retainer or commission ($US)	Bonus ($US)	Committee or meeting fees(1) ($US)	Value of perquisites ($US)	Value of all other compensation ($US)	Total compensation ($US)
Charles Bachtell	2020	$450,000	$87,500	—	—	—	$537,500
Director and Chief Executive Officer(1)	2019	$350,000	$275,000	$50,000	$1,200(4)	—	$676,200
Ken Amann	2020	$274,995	$31,250	—	—	—	$306,245
Former Chief Financial Officer(2)	2019	$250,000	$125,000	—	$3,300	—	$378,300
Dennis Olis	2020	$201,515	—	—	$600	—	$201,515
Chief Financial Officer(2)
David Ellis	2020	$291,667	$59,375	—	—	—	$351,042
Former Chief Operating Officer(3)	2019	$200,000	$87,500	—	—	—	$287,500

Notes:
(1)
All directors were paid US$50,000, payable quarterly in compensation for Board membership in each of 2020 and 2019.

(2)
Mr. Amann resigned from his position as Chief Financial Officer on June 30, 2020, and Mr. Olis was appointed as the Chief Financial Officer effective July 1, 2020. Mr. Amann remained in an advisory role throughout 2020 for transition purposes.

(3)
Mr. Ellis resigned from his position with the Corporation on March 26, 2021.

(4)
Relates to annual cell phone and auto allowances.

Stock Options and Other Compensation Securities
The following table sets forth certain information in respect of all compensation securities granted or issued to each Named Executive Officer and director by the Corporation or one of its subsidiaries in the financial year of the Corporation ended December 31, 2020 for services provided or to be provided, directly or indirectly, to the Corporation or any of its subsidiaries.

	Compensation Securities(1)
Name and position	Type of compensation security(2)	Number of compensation securities, number of underlying securities, and percentage of class	Date of issue or grant	Issue, conversion or exercise price ($US)	Closing price of security or underlying security on date of grant ($CDN)	Closing price of security or underlying security at year end ($CDN)	Expiry date
Charles Bachtell Director and Chief Executive Officer	Options	1,500,000 Options exercisable for 1,500,000 Subordinate Voting Shares (0.6%)	May 20, 2020	$6.55	$4.56	$12.55	May 20, 2030
Thomas J. Manning Director and Executive Chairman	Options	2,000,000 Options exercisable for 2,000,000 Subordinate Voting Shares (0.8%)	May 29, 2020	$4.56	$6.77	$12.55	May 29, 2030
Dennis Olis Chief Financial Officer	Options	500,000 Options exercisable for 500,000 Subordinate Voting Shares (0.2%)	June 30, 2020	$4.11	$5.60	$12.55	June 30, 2030
Randy D. Podolsky Director	Options(3)	79,359 Options exercisable for 79,359 Subordinate Voting Shares (<0.1%)	54,825 on May 20, 2020 and 24,534 on December 16, 2020	$4.56 and $10.19, respectively	$6.34 and $13.00, respectively	$12.55	May 20, 2030 and December 16, 2030, respectively
John R. Walter Director	Options(3)	79,359 Options exercisable for 79,359 Subordinate Voting Shares (<0.1%)	54,825 on May 20, 2020 and 24,534 on December 16, 2020	$4.56 and $10.19, respectively	$6.34 and $13.00, respectively	$12.55	May 20, 2030 and December 16, 2030, respectively
Gerald F. Corcoran Director	Options(3)	79,359 Options exercisable for 79,359 Subordinate Voting Shares (<0.1%)	54,825 on May 20, 2020 and 24,534 on December 16, 2020	$4.56 and $10.19, respectively	$6.34 and $13.00, respectively	$12.55	May 20, 2030 and December 16, 2030, respectively
Robert M. Sampson Director	Options(3)	79,359 Options exercisable for 79,359 Subordinate Voting Shares (<0.1%)	54,825 on May 20, 2020 and 24,534 on December 16, 2020	$4.56 and $10.19, respectively	$6.34 and $13.00, respectively	$12.55	May 20, 2030 and December 16, 2030, respectively
Michele Roberts Director	Options(3)	62,432 Options exercisable for 62,432 Subordinate Voting Shares (<0.1%)	37,898 on June 29, 2020 and 24,534 on December 16, 2021	$4.56 and $10.19, respectively	$5.48 and $13.00, respectively	$12.55	June 29, 2030 and December 16, 2030, respectively

	Compensation Securities(1)
Name and position	Type of compensation security(2)	Number of compensation securities, number of underlying securities, and percentage of class	Date of issue or grant	Issue, conversion or exercise price ($US)	Closing price of security or underlying security on date of grant ($CDN)	Closing price of security or underlying security at year end ($CDN)	Expiry date
Carol Vallone Director	Options(3)	46,078 Options exercisable for 46,078 Subordinate Voting Shares (<0.1%)	21,544 on July 30, 2020 and 24,534 on December 16, 2020	$5.39 and $10.19, respectively	$7.56 and $13.00, respectively	$12.55	July 30, 2030 and December 16, 2030, respectively
Dominic Sergi Former Director	Options(3)	79,359 Options exercisable for 79,359 Subordinate Voting Shares (<0.1%)	54,825 on May 20, 2020 and 24,534 on December 16, 2020	$4.56 and $10.19, respectively	$6.34 and $13.00, respectively	$12.55	May 20, 2030 and December 16, 2030, respectively
Brian McCormack Former Director	Options(3)	54,825 Options exercisable for 54,825 Subordinate Voting Shares (<0.1%)	May 20, 2020	$4.56	$6.34	$12.55	May 20, 2030
David Ellis Former Chief Operating Officer	Restricted Share Units(4)	59,880 restricted share units convertible into 59,880 Subordinate Voting Shares (<0.1%)	September 30, 2020	$6.00	$8.00	$12.55	N/A

Notes:
(1)
As of December 31, 2020, the Named Executive Officers and directors hold the following options and underlying securities: (i) Charles Bachtell: 1,500,000 Options to acquire 1,500,000 Subordinate Voting Shares; (ii) Dennis Olis: 500,000 Options to acquire 500,000 Subordinate Voting Shares; (iii) David Ellis: 59,880 restricted share units convertible into 59,880 Subordinate Voting Shares; (iv) Robert M. Sampson: 79,359 Options to acquire 79,359 Subordinate Voting Shares; (v) John R. Walter: 79,359 Options to acquire 79,359 Subordinate Voting Shares; (vi) Gerald F. Corcoran: 79,359 Options to acquire 79,359 Subordinate Voting Shares; (vii) Thomas J. Manning: 2,000,000 Options to acquire 2,000,000 Subordinate Voting Shares; (viii) Randy D. Podolsky: 79,359 Options to acquire 79,359 Subordinate Voting Shares; (ix) Michele Roberts: 62,432 Options to acquire 62,432 Subordinate Voting Shares; (xi) Carol Vallone: 46,078 Options to acquire 46,078 Subordinate Voting Shares; (xii) Dominic Sergi: 79,359 Options to acquire 79,359 Subordinate Voting Shares; and (xiii) Brian McCormack: 54,825 Options to acquire 54,825 Subordinate Voting Shares.

(2)
Represents all compensation securities issued pursuant to the Incentive Plan (as defined herein) to the individual in the financial year of the Corporation ended December 31, 2020.

(3)
Awards were fully vested as of the grant date.

(4)
Awards vest 1/3 on the date that is 6 months from the grant date, 1/3 on the date that is 18 months from the grant date, and 1/3 on the date that is 30 months from the grant date.

	Exercise of Compensation Securities by Directors and Named Executive Officers
Name and position	Type of compensation security	Number of underlying securities exercised	Exercise price per security ($US)	Date of exercice	Closing price per security on date of exercise ($US)	Difference between exercise price and closing price on date of exercise ($US)	Total value on exercise date ($US)(1)
Carol Vallone Director	Options	2,000 Subordinate Voting Shares	$5.39	December 23, 2020	$10.09	$4.70	$9,400
Charles Bachtell Director and Chief Executive Officer	Options	100,000 Subordinate Voting Shares	$1.14	July 22, 2020	$5.29	$4.15	$415,000
Ken Amann Former Chief Financial Officer	Options	62,500 Subordinate Voting Shares	$2.25	January 1, 2020	$6.86	$4.61	$288,125

Notes:
(1)
Calculated by multiplying the number of underlying securities exercised by the difference between the exercise price and the closing price on the date of exercise.

Incentive Plans
2018 Long-term Incentive Plan
On November 29, 2018, the Board adopted a long-term incentive plan (the “Incentive Plan”) which was approved by the Shareholders at the special meeting of Shareholders on November 14, 2018. The Incentive Plan provides that the aggregate number of Subordinate Voting Shares reserved for issuance pursuant to awards granted under the Incentive Plan will be 10% of the number of Subordinate Voting Shares issued and outstanding, on a rolling basis, as may be adjusted from time to time, on a fully diluted and as-converted basis in accordance with the policies of the Canadian Securities Exchange. Awards that may be granted under the Incentive Plan include stock options, stock appreciation rights, stock awards, restricted stock units, performance shares, performance units and other stock-based awards (“Awards”).
The Incentive Plan was established to (i) promote the long-term financial interests and growth of Cresco by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of Cresco’s business, (ii) motivate management personnel by means of growth-related incentives to achieve long-range goals, and (iii) further the alignment of interests of participants in the Incentive Plan with those of the Shareholders of Cresco through opportunities for increased stock or stock-based ownership in Cresco.
The Incentive Plan is administered by the Compensation Committee and provides that Awards may be issued to (i) officers and employees of Cresco or any of its subsidiaries, (ii) members of the Board, and (iii) other individuals, including non-employee directors and consultants who provide bona fide services to or for Cresco or any of its subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for Cresco’s securities. The Compensation Committee establishes the terms of all Awards consistent with the terms of the Incentive Plan, including vesting and maximum terms.
Oversight and Description of Director and Named Executive Officer Compensation
Cresco’s Compensation Committee is responsible for determining the compensation for the directors and the executive officers.
The Compensation Committee’s primary responsibilities include, among other things, assisting the Board with the selection, retention, adequacy and form of the compensation of senior management and the Board. The Compensation Committee has been tasked with establishing an executive compensation program, which includes equity compensation under the Incentive Plan, and the other elements of compensation described under the heading “Director and Named Executive Officer Compensation.”
Compensation Objectives and Principles
The primary goal of the Corporation’s executive compensation program is to attract, motivate and retain the key executives necessary for the Corporation’s long-term success, to encourage executives to further the development of the Corporation, and to align the interests of executives with the Corporation’s Shareholders. The key elements of the executive compensation program are: (i) base salary; and (ii) Awards granted under the Incentive Plan.
Compensation Process
The Corporation relies on its Compensation Committee, through discussion without any formal objectives, criteria or analysis, to determine the compensation of the Corporation’s executive officers. The Compensation Committee has not established formal criteria or goals that are tied to total compensation or any significant element of total compensation. The Board is ultimately responsible for all forms of compensation for the Corporation’s executive officers. The Board is responsible for reviewing the recommendations respecting compensation of other officers of the Corporation from time to time, to ensure such arrangements reflect the responsibilities and risks associated with each position. When determining compensation, the Compensation Committee considers a range of factors, including: (i) company performance and individual contributions against key performance indicators, and (ii) peer group benchmarking. The Compensation Committee annually reviews the applicability of the compensation peer group and adjusts the peer group, as necessary, to ensure it remains relevant and comparable with the ever-evolving size and scope of the Corporation’s operations.

CORPORATE GOVERNANCE DISCLOSURE
General
The Board views effective corporate governance as an essential element for the effective and efficient operation of the Corporation. The Corporation believes that effective corporate governance improves corporate performance and benefits all its Shareholders. The following statement of corporate governance practices sets out the Board’s review of the Corporation’s governance practices relative to National Instrument 58-101 — Disclosure of Corporate Governance Practices (“NI 58-101”) and National Policy 58-201 — Corporate Governance Guidelines.
Board of Directors
The Board, which is responsible for supervising the management of the business and affairs of the Corporation, is, as of the date of this Circular, comprised of eleven directors, seven of whom are independent as such term is defined in NI 58-101 and in National Instrument 52-110 — Audit Committees (“NI 52-110”). The independent directors are John R. Walter, Gerald F. Corcoran, Randy D. Podolsky, Michele Roberts, Carol Vallone, Tarik Brooks and Sidney Dillard. Charles Bachtell and Robert M. Sampson, the Chief Executive Officer and former Chief Operating Officer respectively, are not independent by virtue of them being members of the Corporation’s management within the past three years, and Marc Lustig is not independent by virtue of his role as an executive officer of Cresco’s subsidiary, Origin House. Thomas J. Manning is the Executive Chairman of the Corporation and as such, would not be considered independent.
The independent directors meet for in camera sessions without non-independent directors and members of management at the end of each regular Board meeting (unless such requirement is waived by the independent directors).
Directorships
Certain of the Cresco Nominees are currently directors or officers of other reporting issuers (or equivalent) in a jurisdiction or a foreign jurisdiction as follows:
Name	Name of Reporting Issuer	Name of Exchange or Market	Position	From
Thomas J. Manning	CommScope Holding Company, Inc.	NASDAQ	Director	2014
Marc Lustig	IM Cannabis Corp. (formerly Navasota Resources Inc.)	CSE	Non-Executive Chairman & Director	2019
	PharmaCeielo Ltd. (formerly, AAJ Capital 1 Corp.)	TSXV	Lead Director	2020
	Aequus Pharmaceuticals Inc.	TSXV	Director	2021
Orientation and Continuing Education of Board Members
The Board has not implemented a formal program for the orientation of new directors. It is expected that existing directors will orient and educate any new members on an informal basis. The Board has also not implemented a formal continuing education program for the directors; however, the Board and the Corporation’s management encourage directors to attend or participate in courses and seminars related to financial literacy, corporate governance and related matters. Each director has the responsibility for ensuring that he or she maintains the skill and knowledge necessary to meet his or her obligations as a director.
Ethical Business Conduct
The Board expects that the Corporation’s employees, officers, directors and representatives will act with honesty and integrity and will avoid any relationship or activity that might create, or appear to create, a conflict between their personal interest and the interests of the Corporation.

Nomination of Directors
The Board is responsible for nominating individuals for election to the Board by the Corporation’s Shareholders at each annual general meeting of Shareholders. The Board is also responsible for filling vacancies on the Board that may occur between annual general meetings of Shareholders. The Nominating and Governance Committee, in accordance with its charter, is responsible for identifying, reviewing, evaluating and recommending to the Board candidates to serve as directors.
Compensation of Directors and Officers
The Compensation Committee, in accordance with its charter, is responsible for reviewing on an annual basis the compensation and benefits paid to the directors and executive officers of the Corporation in light of market conditions and practice, and risks and responsibilities.
Other Board Committees
The Board has four standing committees: the Audit Committee, the Nominating and Governance Committee, the Compensation Committee and the Executive Committee.
Assessment of Directors, the Board and Board Committees
The Board monitors the strategic direction and processes of the Board and its committees to ensure that the Board, its committees, and individual directors are performing effectively. Additionally, each director is subject to an annual evaluation of his or her individual performance, and the collective performance of the Board and of each committee of the Board are subject to annual review.
AUDIT COMMITTEE
Pursuant to section 224(1) of the BCBCA and NI 52-110, the Corporation is required to have an Audit Committee comprised of not less than three directors, a majority of whom are not executive officers, control persons or employees of the Corporation or an affiliate of the Corporation. NI 52-110 requires the Corporation, as a venture issuer, to disclose annually in its management information circular certain information concerning the constitution of its Audit Committee and its relationship with its independent auditor, as set forth below.
Audit Committee Charter
The Audit Committee Charter is set forth in Schedule “A” attached hereto. The Audit Committee Charter provides that the Audit Committee must consist of at least three directors, a majority of whom must be “independent” and all of whom must be “financially literate” (as defined under NI 52-110).
Composition of the Audit Committee
Following the Meeting, the Audit Committee is expected to be comprised of:
Gerald F. Corcoran	Independent	Financially literate
Robert M. Sampson	Not Independent	Financially literate
Randy D. Podolsky	Independent	Financially literate
Relevant Education and Experience of Audit Committee Members
Gerald F. Corcoran
Gerald F. Corcoran has served as Chief Executive Officer of R.J. O’Brien & Associates, LLC (“RJO”) since 2000 and Chairman of the Board since 2007. Celebrating its Centennial in 2014, Chicago-based RJO is the nation’s oldest and largest independent futures brokerage firm and the last surviving founding member of the Chicago Mercantile Exchange (now CME Group). Mr. Corcoran joined RJO in 1987 as Chief Financial Officer and served in this capacity until 1992 when he was promoted to Chief Operating Officer. Prior to joining RJO, Mr. Corcoran served as the Controller of the Chicago Sun-Times, which at the time was the nation’s seventh largest daily newspaper. In July 2014, Mr. Corcoran was elected Chairman of the FIA (formerly Futures Industry Association), and he served in that position until March 2016. At that time, following the January merger of the organization with its European and Asian counterparts, he was elected Treasurer of the Board of Directors of the newly unified FIA, the leading trade organization for the futures, options and cleared swaps markets worldwide. Mr. Corcoran served in that role until March 2017. Mr. Corcoran serves on the FIA’s Executive Committee as well as its Americas Advisory Board. He has been a member of FIA’s Board of Directors since March 2008 and served as Vice Chairman from March 2013 until July 2014. Mr. Corcoran also serves on the Board of Directors and Executive Committee of the National Futures Association, the self-regulatory organization for the futures industry. Mr. Corcoran previously served on the Board of the Institute for Financial Markets and is a former member of the Risk Committee of CME Group Additionally, Mr. Corcoran is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Illinois CPA Society.
Robert M. Sampson
Prior to forming Cresco, Robert Sampson had more than 20 years of operating experience in large businesses, including 12 years in the heavily regulated mortgage industry, having served as Chief Operating Officer at Guaranteed Rate, the nation’s seventh largest retail mortgage bank. As the former Chief Operating Officer of Cresco Labs, Mr. Sampson oversaw the construction of two 40,000 square foot cement precast structures and one 30,000 square foot hybrid greenhouse structure and was responsible for all facility operations and systems, including the design and implementation of fertigation and irrigation systems, inventory control systems, compliance process procedures, audits, security, and IT. Mr. Sampson holds a Bachelor of Science degree in Business Administration and Finance and is currently Executive Vice President of CrossCountry Mortgage, Inc.
Randy D. Podolsky
Randy D. Podolsky has served the entrepreneurial, corporate, institutional and Not-For-Profit clients of Podolsky Circle CORFAC International (now, Colliers International) for over 40 years, and served as Managing Principal of the firm from 1986 to 2015. Now operating under the name of Riverwoods Development Partners, Mr. Podolsky provides personalized transaction and contract negotiation and advisory services to financial institutions, users, owners and Not-For-Profits for all facets of commercial real estate. Mr. Podolsky’s most recent project is developing Navy Pier Marina, a 100% transient marina at Navy Pier, Chicago. Mr. Podolsky served from 2012 to 2017 as a board member and chair of the Real Estate Committee of the Waukegan Port District, which owns and operates Waukegan Harbor & Marina, the Port of Waukegan and Waukegan National Airport. During his tenure, Mr. Podolsky has orchestrated the District’s bond refinance, increased the value of its real estate and derived income, spearheaded adoption of the Harbor Master Plan, and, most notably, negotiated the agreements for the District’s first marina use development by a private party in over four decades.
Audit Committee Oversight
During the year ended December 31, 2020, no recommendations of the Audit Committee to nominate or compensate an external auditor were adopted by the Board.
Reliance on Certain Exemptions
As an issuer listed on the Canadian Securities Exchange, the Corporation currently relies on the exemption set forth in Section 6.1 of NI 52-110 pertaining to reporting obligations under NI 52-110.

External Auditor Service Fees (By Category)
The aggregate fees billed by the Corporation’s external auditors in the years ended December 31, 2020 and 2019 are set out below:
Financial Year Ending	Audit Fees(1)	Audit-Related Fees(2)	Tax Fees	All Other Fees
December 31, 2020	US$1,512,525	US$61,800	—	—
December 31, 2019	US$1,061,415	US$66,435	—	—

Notes:
(1)
Audit Fees include fees for performance of the annual audit of the Corporation’s financial statements, reviews of quarterly financial statements, review of Annual Information Form, reviews of periodic reports and reviews of other documents required by legislation or regulation.

(2)
Audit-Related Fees include fees related to comfort letters, consents and reviews of securities filings.

EXECUTIVE COMMITTEE
The Executive Committee consists of Charles Bachtell, Gerald F. Corcoran, Thomas J. Manning and Carol Vallone, with Mr. Manning serving as chairman. The Executive Committee has been authorized to manage, or supervise the management, of the business and affairs of the Corporation other than matters that may not be delegated under section 19.1 of the Corporation’s articles and applicable corporate law.
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth, as of December 31, 2020, information with respect to compensation plans under which equity securities of the Corporation are authorized for issuance.
Plan Category	Number of Subordinate Voting Shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of Subordinate Voting Shares remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	23,481,042	US$	4.07	11,542,492
Equity compensation plans not approved by security holders	—		—	—
Total	23,481,042	US$	4.07	11,542,492

Notes:
The above disclosure is based on Subordinate Voting Shares issuable under the Incentive Plan equal to 10% of the number of issued and outstanding Subordinate Voting Shares on an “as converted” basis as at December 31, 2020, being 350,235,342 Subordinate Voting Shares, less 23,481,042 Subordinate Voting Shares issuable upon the exercise of Awards under the Incentive Plan as at December 31, 2020.
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
No current or former director, executive officer or employee of the Corporation, or any of the Cresco Nominees, or any of their respective associates or affiliates, is or has been at any time since the beginning of the last completed fiscal year, indebted to the Corporation or any of its subsidiaries nor has any such person been indebted to any other entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding, provided by the Corporation or any of its subsidiaries.

INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Other than as set forth herein, the Corporation is not aware of any material interest, direct or indirect, of any “informed person” of the Corporation, any proposed director of the Corporation or any associate or affiliate of any of the foregoing in any transaction since the commencement of the Corporation’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries.
For the purposes of the above, “informed person” means: (a) a director or executive officer of the Corporation; (b) a director or executive officer of a company that is itself an informed person or subsidiary of the Corporation; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the Corporation or who exercises control or direction over voting securities of the Corporation or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of the Corporation other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Corporation after having purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.
There are potential conflicts of interest to which all of the directors and officers of the Corporation may be subject in connection with the operations of the Corporation. All of the directors and officers are engaged in and will continue to be engaged in corporations or businesses, including publicly traded corporations, which may be in competition with the search by the Corporation for businesses or assets. Accordingly, situations may arise where all of the directors and officers will be in direct competition with the Corporation. Conflicts, if any, will be subject to the procedures and remedies as provided under the BCBCA.
MANAGEMENT CONTRACTS
The Corporation has no management contracts or other arrangement in place where management functions are performed by a person or company other than the directors or executive officers of the Corporation.
ADDITIONAL INFORMATION
Additional information relating to the Corporation is available under the Corporation’s profile on the SEDAR website at www.sedar.com, including financial information which is provided in Cresco’s annual comparative Financial Statements for the years ended December 31, 2020 and 2019 and related management’s discussion and analysis. Copies of the Corporation’s Financial Statements and related management’s discussion and analysis are available on SEDAR at www.sedar.com. Shareholders may contact the Corporation at its registered office address at Suite 2500 Park Place, 666 Burrard Street, Vancouver, British Columbia, V6C 2X8 to request copies of the Corporation’s financial statements and management’s discussion and analysis.

SCHEDULE “A”
AUDIT COMMITTEE CHARTER
CRESCO LABS INC.
CHARTER OF THE AUDIT COMMITTEE
This charter (the “Charter”) sets forth the purpose, composition, responsibilities, duties, powers and authority of the Audit Committee (the “Committee”) of the directors (the “Board”) of Cresco Labs Inc. (“Cresco”).
1.0
PURPOSE

The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to:
(a)
financial reporting and disclosure requirements;

(b)
ensuring that an effective risk management and financial control framework has been implemented by the management of Cresco; and

(c)
external and internal audit processes.

2.0
COMPOSITION AND MEMBERSHIP

(a)
The members (collectively “Members” and individually a “Member”) of the Committee shall be appointed by the Board to serve one-year terms. The Board may remove a Member at any time and may fill any vacancy occurring on the Committee. A Member may resign at any time and a Member will cease to be a Member upon ceasing to be a director of Cresco.

(b)
The Committee will consist of at least three Members. Every Member must be a director of Cresco who is independent and financially literate to the extent required by (and subject to the exemptions and other provisions set out in) applicable laws, rules, regulations and stock exchange requirements (collectively “Applicable Laws”), it being understood that for such time as Cresco remains a “venture issuer” under Applicable Laws, a majority (rather than all) of the Members of the Committee is required to be “independent”. In this Charter, the terms “independent” and “financially literate” have the meanings ascribed to such terms in Applicable Laws and include the meanings given to similar terms in Applicable Laws to the extent such similar terms are used in this Charter and are applicable under Applicable Laws.

(c)
The chairman of the Committee (the “Chair”) will be appointed by the Board and confirmed by the Committee or appointed by the Committee from time to time and must have such accounting or related financial management expertise as the Board or Committee may determine in their business judgment is necessary. The Corporate Secretary of Cresco (the “Secretary”) will be the secretary of all meetings and will maintain minutes of all meetings, deliberations and proceedings of the Committee. In the absence of the Secretary at any meeting, the Committee will appoint another person who may, but need not, be a Member to be the secretary of that meeting.

3.0
MEETINGS

(a)
Meetings of the Committee will be held at such times and places as the Chair may determine, but in any event not less than four (4) times per year. Any Member or the auditor of Cresco may call a meeting of the Committee at any time upon not less than forty-eight (48) hours advance notice being given to each Member orally, by telephone, by facsimile or by email, unless all Members are present and waive notice, or if those absent waive notice before or after a meeting. Members may attend all meetings either in person or by conference call.

(b)
At the request of the external auditors of Cresco, the Chief Executive Officer or the Chief Financial Officer of Cresco or any Member will convene a meeting of the Committee. Any such request will set out in reasonable detail the business proposed to be conducted at the meeting so requested.

(c)
The Chair, if present, will act as the Chair of meetings of the Committee. If the Chair is not present at a meeting of the Committee, then the Members present may select one of their number to act as chairman of the meeting.

(d)
A majority of Members will constitute a quorum for a meeting of the Committee. Each Member will have one vote and decisions of the Committee will be made by an affirmative vote of the majority of Members present at the meeting at which the vote is taken. The Chair may cast a deciding vote in the case of a deadlock of votes. Actions of the Committee may also be taken by written resolution signed by all Members.

(e)
The Committee may invite from time to time such persons as the Committee considers appropriate to attend its meetings and to take part in the discussion and consideration of the affairs of the Committee, except to the extent the exclusion of certain persons is required pursuant to this Charter or by Applicable Laws. At each meeting, the Committee will meet in executive session (i) with only Members present, (ii) with only Members and Cresco’s external auditors present, and (iii) with only Members and management present.

(f)
In advance of every regular meeting of the Committee, the Chair, with the assistance of the Secretary, will prepare and distribute to the Members and others as deemed appropriate by the Chair, an agenda of matters to be addressed at the meeting together with appropriate briefing materials. The Committee may require officers and employees of Cresco to produce such information and reports as the Committee may deem appropriate in order to fulfill its duties.

4.0
DUTIES AND RESPONSIBILITIES

The duties and responsibilities of the Committee as they relate to the following matters, to the extent considered appropriate or desirable or required by Applicable Laws, are to:
4.1
Financial Reporting and Disclosure

(a)
oversee, review and discuss, as the Committee deems appropriate, with management and the external auditors, Cresco’s accounting practices and policies;

(b)
review the audited annual financial statements of Cresco, including the auditors’ report thereon, the management’s discussion and analysis of Cresco prepared in connection with the annual financial statements, financial reports of Cresco, guidance with respect to earnings per share, and any initial public release of financial information of Cresco through press release or otherwise, and report on the results of such review to the Board prior to approval and release to Cresco’s shareholders;

(c)
review the quarterly financial statements of Cresco including the management’s discussion and analysis prepared in connection with the quarterly financial statements, and report on the results of such review to the Board prior to approval and release to Cresco’s shareholders;

(d)
review and recommend to the Board for approval, where appropriate, financial information contained in any prospectuses, annual information forms, annual reports to shareholders, management proxy circulars, material change disclosures of a financial nature and similar disclosure documents;

(e)
review with management of Cresco and with the external auditors of Cresco significant accounting principles and disclosure requirements and alternative treatments under International Financial Reporting Standards (“IFRS”) all with a view to gaining reasonable assurance that financial statements are accurate, complete and present fairly Cresco’s financial position and the results of its operations in accordance with IFRS;

(f)
annually review Cresco’s Corporate Disclosure Policy and recommend any proposed changes to the Board for consideration; and

(g)
review the minutes from each meeting of the disclosure committee of Cresco established pursuant to Cresco’s Corporate Disclosure Policy, since the last meeting of the Committee.

4.2
Internal Controls and Audit

(a)
review and assess the adequacy and effectiveness of Cresco’s system of internal control and management information systems through discussions with management and the external auditor of Cresco to ensure that Cresco maintains: (i) the necessary books, records and accounts in sufficient detail to accurately and fairly reflect Cresco’s transactions; (ii) effective internal control systems; and (iii) adequate processes for assessing the risk of material misstatement of the financial statements of Cresco and for detecting significant deficiencies or material weaknesses in controls or fraud. From time to time the Committee will assess whether a formal internal audit department is necessary or desirable having regard to the size and stage of development of Cresco at any particular time;

(b)
satisfy itself that management has established adequate procedures for the review of Cresco’s disclosure of financial information extracted or derived directly from Cresco’s financial statements;

(c)
review and assess the adequacy of Cresco’s systems and procedures to ensure compliance with regulatory requirements and recommendations and the security of Cresco’s data and information systems;

(d)
review and assess the major financial risk exposures of Cresco and the steps taken to monitor and control such exposures, including the use of any financial derivatives and hedging activities; and

(e)
review and assess, and in the Committee’s discretion make recommendations to the Board regarding, the adequacy of Cresco’s risk management policies and procedures with regard to identification of Cresco’s principal risks and implementation of appropriate systems to manage such risks including an assessment of the adequacy of insurance coverage maintained by Cresco.

4.3
External Audit

(a)
recommend to the Board a firm of external auditors to be engaged by Cresco;

(b)
ensure the external auditors report directly to the Committee on a regular basis;

(c)
review the independence of the external auditors, including a written report from the external auditors respecting their independence and consideration of applicable auditor independence standards;

(d)
review and approve the compensation of the external auditors, and the scope and timing of the audit and other related services rendered by the external auditors;

(e)
review the audit plan of the external auditors prior to the commencement of the audit;

(f)
establish and maintain a direct line of communication with Cresco’s external and, if applicable, internal auditors;

(g)
review the performance of the external auditors who are accountable to the Committee and the Board as representatives of the shareholders, including the lead partner of the independent auditors team;

(h)
oversee the work of the external auditors appointed by the shareholders of Cresco with respect to preparing and issuing an audit report or performing other audit, review or attest services for Cresco, including the resolution of issues between management of Cresco and the external auditors regarding financial disclosure;

(i)
review the results of the external audit and the report thereon including, without limitation, a discussion with the external auditors as to the quality of accounting principles used and any alternative treatments of financial information that have been discussed with management of Cresco and the ramifications of their use, as well as any other material changes. Review a report describing all material written communication between management and the auditors such as management letters and schedule of unadjusted differences;

(j)
discuss with the external auditors their perception of Cresco’s financial and accounting personnel, records and systems, the cooperation which the external auditors received during their course of their review and availability of records, data and other requested information and any recommendations with respect thereto;

(k)
review the reasons for any proposed change in the external auditors which is not initiated by the Committee or Board and any other significant issues related to the change, including the response of the incumbent auditors, and enquire as to the qualifications of the proposed auditors before making its recommendations to the Board; and

(l)
review annually a report from the external auditors in respect of their internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review of the external auditors, or by any inquiry or investigation by governmental or professional authorities respecting one or more independent audits carried out by the external auditors, and any steps taken to deal with any such issues.

4.4
Associated Responsibilities

(a)
monitor and periodically review Cresco’s Whistleblower Policy and associated procedures for:

(i)
the receipt, retention and treatment of complaints received by Cresco regarding accounting, internal accounting controls or auditing matters;

(ii)
the confidential, anonymous submission by directors, officers and employees of Cresco of concerns regarding questionable accounting or auditing matters; and

(iii)
any violations of any Applicable Laws that relate to corporate reporting and disclosure, or violations of Cresco’s Code of Conduct and Ethics;

(b)
review and approve the hiring policies of Cresco regarding employees and partners, and former employees and partners, of the present and former external auditors of Cresco; and

(c)
provide oversight of related party transactions entered into or proposed to be entered into by Cresco.

4.5
Non-Audit Services

Pre-approve all non-audit services to be provided to Cresco or any subsidiary entities by its external auditors or by the external auditors of such subsidiary entities. The Committee may delegate to one or more of its members the authority to pre-approve non-audit services but pre- approval by such Member or Members so delegated shall be presented to the Committee at its first scheduled meeting following such pre-approval.
4.6
Oversight Function

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to determine that Cresco’s financial statements are complete and accurate or are in accordance with IFRS and applicable rules and regulations. These are the responsibilities of the management of Cresco. The external auditors are responsible for planning and carrying out an audit of the annual consolidated financial statements in accordance with generally accepted auditing standards to provide reasonable assurance that such financial statements are in accordance with generally accepted accounting standards. The Committee, the Chair and any Members identified as having accounting or related financial expertise are directors of Cresco, appointed to the Committee to provide broad oversight of the financial, risk and control related activities of Cresco, and are specifically not accountable or responsible for the day to day operation or performance of such activities. Although the designation of a Member as having accounting or related financial expertise for disclosure purposes is based on that individual’s education and experience, which that individual will bring to bear in carrying out his or her duties on the Committee, such designation does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Committee and Board in the absence of such designation. Rather, the role of a Member who is identified as having accounting or related financial expertise, like the role of all Members, is to oversee the process, not to certify or guarantee the internal or external audit of Cresco’s financial information or public disclosure.

5.0
REPORTING

The Committee shall provide the Board with a summary of all actions taken at each Committee meeting or by written resolution. The Committee will annually review and approve the Committee’s report for inclusion in the management proxy circular. The Secretary will circulate the minutes of each meeting of the Committee and each written resolution passed by the Committee to the Board. The Committee shall produce and provide the Board with all reports or other information required to be prepared under Applicable Laws.
6.0
ACCESS TO INFORMATION AND AUTHORITY

The Committee will be granted unrestricted access to all information regarding Cresco and all directors, officers and employees will be directed to cooperate as requested by Members. The Committee has the authority to retain, at Cresco’s expense, outside legal, financial and other advisors, consultants and experts, to assist the Committee in fulfilling its duties and responsibilities. The Committee also has the authority to communicate directly with external and, if applicable, internal auditors of Cresco.
7.0
REVIEW OF CHARTER

The Committee will annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board for consideration.
8.0
CHAIR

The Chair of the Committee shall:
(a)
provide leadership to the Committee with respect to its functions as described in this mandate and as otherwise may be appropriate, including overseeing the operation of the Committee;

(b)
chair meetings of the Committee, unless not present, including in camera sessions, and report to the Board following each meeting of the Committee on the activities and any recommendations of the Committee;

(c)
ensure that the Committee meets at least once per quarter and otherwise as considered appropriate;

(d)
in consultation with the Chair of the Board and the Committee members, establish dates for holding meetings of the Committee;

(e)
set the agenda for each meeting of the Committee, with input from other Committee members, the Chair of the Board, and any other appropriate persons;

(f)
ensure that Committee materials are available to any director upon request as the Chair or the Committee consider appropriate;

(g)
act as liaison and maintain communication with the Chair of the Board and the Board to optimize and co-ordinate input from directors, and to optimize the effectiveness of the Committee. This includes reporting to the Board on all decisions of the Committee at the first meeting of the Board after each Committee meeting and at such other times and in such manner as the Committee considers advisable; and

(h)
report annually to the Board on the role of the Committee and the effectiveness of the Committee in contributing to the effectiveness of the Board.

Approved by the Audit Committee — June 2020

SCHEDULE “B”
PART 28 OF THE AMENDED ARTICLES
28.
SUPER VOTING SHARES

28.1
Special Rights and Restrictions

An unlimited number of Super Voting Shares, without nominal or par value, having attached thereto the special rights and restrictions as set forth below:
(1)
Voting Rights.   Holders of Super Voting Shares shall be entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company shall have the right to vote. At each such meeting holders of Super Voting Shares shall be entitled to 2,000 votes in respect of each Super Voting Share held provided that if at any time the aggregate number of issued and outstanding (i) non-voting common shares (the “Cresco Corp. Redeemable Shares”) in the capital of Cresco U.S. Corp. (“Cresco Corp.”) and (ii) Common Units (the “Cresco Redeemable Units”) in the capital of Cresco Labs, LLC (“Cresco”) (or such securities of any successor to Cresco Corp. or Cresco as may exist from time to time) beneficially owned, directly or indirectly by a holder of the Super Voting Shares (the “Holder”) and the Holder’s predecessor or transferor, permitted transferees and permitted successors (in accordance with the Investment Agreement (as defined in 28.1(9)), and any prior tranferor’s transferor and any prior permitted transferee’s permitted transferee (the “Holder’s Group”), divided by the aggregate number of (i) Cresco Corp. Redeemable Shares and (ii) Cresco Redeemable Units beneficially owned, directly or indirectly by the Holders and the Holder’s Group as at the date of completion of the business combination transaction involving, among others, the Company, Cresco Corp. and Cresco (or, if such Holder is not a Founder and no Triggering Event had occurred with respect to such Holder’s transferor on or prior to the date such Holder first became a beneficial owner of Super Voting Shares (the “First Ownership Date”), as at the First Ownership Date) be less than 50% (the “Triggering Event”), the Holder shall from that time forward be entitled to 50 votes in respect of each Super Voting Share held. The holders of Super Voting Shares shall, from time to time upon the request of the Company, provide to the Company evidence as to such holders’ direct and indirect beneficial ownership (and that of its permitted transferees and permitted successors) of Cresco Corp. Redeemable Shares and Cresco Redeemable Units to enable the Company to determine the voting entitlement of the Super Voting Shares. For the purposes of these calculations, a Holder shall be deemed to beneficially own Cresco Corp. Redeemable Shares held by an intermediate company or fund in proportion to their equity ownership of such company or fund.

(2)
Alteration to Rights of Super Voting Shares.   As long as any Super Voting Shares remain outstanding, the Company will not, without the consent of the holders of the Super Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Super Voting Shares. Consent of the holders of a majority of the outstanding Super Voting Shares shall be required for any action that authorizes or creates shares of any class having preferences superior to or on a parity with the Super Voting Shares. In connection with the exercise of the voting rights contained in this paragraph (b) each holder of Super Voting Shares will have one vote in respect of each Super Voting Share held.

(3)
Dividends.   The holder of Super Voting Shares shall not be entitled to receive dividends.

(4)
Liquidation, Dissolution or Winding-Up.   In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the Company will distribute its assets firstly and in priority to the rights of holders of any other class of shares of the Company (including the holders of Subordinate Voting Shares, Special Subordinate Voting Shares and the Proportionate Voting Shares) to return the issue price of the Super Voting Shares to the holders thereof and if there are insufficient assets to fully return the issue price to the holders of the Super Voting Shares such holders will receive an amount equal to their pro rata share in proportion to the issue price of their Super Voting Shares along with all other holders of Super

Voting Shares. The holders of Super Voting Shares shall not be entitled to receive directly or indirectly as holders of Super Voting Shares any other assets or property of the Company and their sole rights will be to the return of the issue price of such Super Voting Shares in accordance with this Article 28.1(4).
(5)
Rights to Subscribe; Pre-Emptive Rights.   The holders of Super Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Subordinate Voting Shares, or bonds, debentures or other securities of the Company not convertible into Super Voting Shares, now or in the future.

(6)
Subdivision or Consolidation.   No subdivision or consolidation of the Super Voting Shares shall occur unless, simultaneously, the Super Voting Shares, Proportionate Voting Shares, the Special Subordinate Voting Shares and the Subordinate Voting Shares are subdivided or consolidated in the same manner, so as to maintain and preserve the relative rights of the holders of the shares of each of the said classes.

(7)
Redemption Rights.   Upon the occurrence of a Triggering Event, the Company has the right to redeem all or some of the Super Voting Shares from the Holder and Holder’s Group who caused the Triggering Event to occur, by providing two days prior written notice to the Holder and Holder’s Group of such Super Voting Shares, for an amount equal to the issue price for each Super Voting Share, payable in cash to the holders of the Super Voting Shares so redeemed. The Company need not redeem Super Voting Shares on a pro-rata basis among the Holders or Holder’s Group. Holders of Super Voting Shares to be redeemed by the Company shall surrender the certificate or certificates representing such Super Voting Shares to the Company at its records office duly assigned or endorsed for transfer to the Company (or accompanied by duly executed share transfers relating thereto). Each surrendered certificate shall be cancelled, and the Company shall thereafter make payment of the applicable redemption amount by certified cheque, bank draft or wire transfer to the registered holder of such certificate; provided that, if less than all the Super Voting Shares represented by a surrendered certificate are redeemed then a new share certificate representing the unredeemed balance of Super Voting Shares represented by such certificate shall be issued in the name of the applicable registered holder of the cancelled share certificate. If on the applicable redemption date the redemption price is paid (or tendered for payment) for any of the Super Voting Shares to be redeemed then on such date all rights of the holder in the Super Voting Shares so redeemed and paid or tendered shall cease and such redeemed Super Voting Shares shall no longer be deemed issued and outstanding, regardless of whether or not the holder of such Super Voting Shares has delivered the certificate(s) representing such securities to the Company, and from and after such date the certificate formerly representing the retracted Super Voting Shares shall evidence the only the right of the former holder of such Super Voting Shares to receive the redemption price to which such holder is entitled.

(8)
Transfer Restrictions.   No Super Voting Share may be transferred by the holder thereof unless such transfer is to an Immediate Family Member or a transfer for purposes of estate or tax planning to a company or person that is wholly beneficially owned by such holder or Immediate Family Members of such holder or which such holder or Immediate Family Members of such holder are the sole beneficiaries thereof or such transfer is to a director of the Company (in each case, a “Permitted Transfer”). In order to be effective, any Permitted Transfer shall require the prior written consent of the Company.

For the purposes of this Article 28.1(8), “Immediate Family Member” means with respect to any individual, each parent (whether by birth or adoption), spouse (including if such person is legally married to such individual, lives in civil union with such individual or is a common law partner with such individual, as defined in the Income Tax Act (Canada), as amended), child or other descendants (whether by birth or adoption) of such individual, each spouse of any of the aforementioned persons, each trust created solely for the benefit of such individual and/or one or more of the aforementioned persons. For greater certainty, a person who was a spouse of an individual within the meaning of this paragraph shall continue to be considered a spouse of such individual after the death of such individual.

(9)
Investment Agreement.   To supplement the rights, privileges, restrictions and conditions attached to the Super Voting Shares, the Company and Charlie Bachtell, Joe Caltabiano, Robert M. Sampson, Brian McCormack and Dominic Sergi being the initial holders of Super Voting Shares (the “Founders”), entered into an investment agreement, dated November 30, 2018 (the “Investment Agreement”) which, among other things, ~~provides that (i) each Super Voting Share will be transferable only to the holder's immediate family members or an affiliated entity or a transfer to the other Founder or an entity affiliated with the other Founder, and (ii) upon any sale~~ imposes certain restrictions on the transfer of Super Voting Shares ~~to a third party purchaser not listed in clause (i), such Super Voting Shares will immediately be redeemed by the Company for their issue price~~.

SCHEDULE 2
MATERIAL CHANGE REPORT DATED APRIL 1, 2022, IN CONNECTION WITH CRESCO’S ENTRY INTO THE ARRANGEMENT AGREEMENT WITH COLUMBIA CARE, PURSUANT TO WHICH CRESCO WILL ACQUIRE ALL OF THE ISSUED AND OUTSTANDING SHARES OF COLUMBIA CARE
(begins on following page)

FORM 51-102F3
MATERIAL CHANGE REPORT
Item 1.
Name and Address of Company

Cresco Labs Inc. (the “Company”)
2500 Park Place, 666 Burrard Street
Vancouver, British Columbia
V6C 2X8 Canada
Item 2.
Date of Material Change

March 23, 2022
Item 3.
News Release

A news release with respect to the material change was disseminated by the Company on March 23, 2022 through Business Wire and can be found under the Company’s profile on SEDAR at www.sedar.com.
Item 4.
Summary of Material Change

On March 23, 2022, the Company entered into an arrangement agreement (the “Arrangement Agreement”) with Columbia Care Inc. (“Columbia Care”) pursuant to which the Company has agreed, subject to the terms and conditions thereof, to acquire all of the issued and outstanding common shares (the “Columbia Care Common Shares”) and proportionate voting shares (the “Columbia Care Proportionate Voting Shares” and together with the Columbia Care Common Shares, the “Columbia Care Shares”) of Columbia Care pursuant to a statutory plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (the “Arrangement”).
Item 5.1
Full Description of Material Change

Consideration
On March 23, 2022, the Company and Columbia Care entered into the Arrangement Agreement pursuant to which the Company will acquire all of the Columbia Care Shares. Subject to the terms and conditions set forth in the Arrangement Agreement and Plan of Arrangement, holders of the Columbia Care Shares will receive 0.5579 of a subordinate voting share of the Company (each a “Cresco Share”), subject to adjustment as described below (the “Exchange Ratio”), for each Columbia Care Share (on an as converted to Columbia Care Common Share basis) outstanding immediately prior to the effective time of the Arrangement (the “Effective Time”), with the Columbia Care Proportionate Voting Shares treated on an as if converted basis to Columbia Care Common Shares pursuant to their respective terms; provided, the Exchange Ratio is subject to adjustment in the event that Columbia Care is required to issue shares in satisfaction of an earn-out payment for a prior acquisition, with the potential adjustment in proportion to the additional dilution from such potential issuance relative to Columbia Care’s current fully diluted in-the-money outstanding shares.
At the Effective Time, (i) all Columbia Care equity awards granted under Columbia Care’s equity incentive plan or otherwise that are outstanding immediately prior to the Effective Time will be exchanged for replacement equity awards such that, upon exercise (with respect to options) or vesting (with respect to performance share units or restricted share units), as applicable, the holder of such award will be entitled to receive Cresco Shares, with the number of shares underlying such award and, in the case of options, the exercise price of such award adjusted based on the Exchange Ratio; (ii) each of the warrants to acquire Columbia Care Common Shares that are outstanding immediately prior to the Effective Time will be exercisable, in accordance with the terms of such warrants, for the number of Cresco Shares that the holder of such warrants would have been entitled to receive as a result of the transactions contemplated by the Arrangement if, immediately prior to the effective date of the Arrangement (the “Effective Date”), such holder had been the registered holder of the number of Columbia Care Common Shares to which such holder would have been entitled if such holder had exercised such holder’s warrants immediately prior to the Effective Time; and (iii) each of the convertible notes issued by Columbia Care that are outstanding immediately prior to the Effective Time will be convertible, in accordance with the terms of such convertible notes, into the number of Cresco Shares that the holder of such convertible notes would have been entitled to receive as a result of the transactions contemplated by the Arrangement if, immediately prior to the Effective Date, such holder had been the registered holder of the number of Columbia Care Common Shares to which such holder would have been entitled if such holder had converted such holder’s convertible notes immediately prior to the Effective Time.
Conditions to the Arrangement
The Arrangement is subject to a number of conditions, including the approval by holders of Columbia Care Shares (“Columbia Care Shareholders”) at a special meeting expected to be held in the second quarter of 2022 to approve the Arrangement (the “Meeting”). The Arrangement requires the approval of Columbia Care Shareholders holding at least 66 2/3% of the votes cast on the resolution approving the Arrangement by Columbia Care Shareholders voting as a single class present in person or represented by proxy and entitled to vote at the Meeting, and if required by applicable law, approval by Columbia Care Shareholders holding a simple majority of the votes attached to Columbia Care Shares voting as a single class present in person or represented by proxy and entitled to vote at the Meeting, excluding the votes of those persons whose votes are required to be excluded under Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions. It is a condition to closing in favor of the Company that holders of less than 5% of the outstanding Columbia Care Shares shall have validly exercised dissent rights with respect to the Arrangement that have not been withdrawn as of the Effective Date.
In addition, the Arrangement is subject to approval of the Supreme Court of British Columbia (or any other court with appropriate jurisdiction) at a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, the Canadian Securities Exchange and certain regulatory approvals, including, but not limited to, the approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Arrangement is also conditioned upon neither a delisting from the Canadian Securities Exchange having occurred nor a cease trade order having been issued by any governmental entity in respect of the Cresco Shares between the date of the Arrangement Agreement and the Effective Date.
Certain Other Terms of the Arrangement Agreement
The Arrangement Agreement includes customary representations and warranties of the Company and Columbia Care and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of each party’s business during the interim period between the date of the Arrangement Agreement and the Effective Time.
The Arrangement Agreement provides for customary non-solicitation covenants, subject to the right of the board of directors of Columbia Care (the “Board”) to consider and accept a superior proposal (as defined in the Arrangement Agreement), and the right of the Company to match any such proposal within five business days. The Arrangement Agreement may be terminated by mutual written consent of Columbia Care and the Company and by either party in certain circumstances as more particularly set forth in the Arrangement Agreement. The Arrangement Agreement also provides for the payment by Columbia Care to the Company of a termination fee in the amount of $65.0 million if the Arrangement Agreement is terminated in certain specified circumstances, including, among other things, in the event (i) of a change in recommendation, whereby the Board’s recommendations or determinations with respect to the Arrangement are modified in a manner adverse to the Company; (ii) Columbia Care, in accordance with certain procedures set forth in the Arrangement Agreement, accepts, recommends, approves or enters into an agreement to implement a superior proposal (as defined in the Arrangement Agreement); or (iii) the Arrangement Agreement

is terminated in certain circumstances, including in the event the resolution approving the Arrangement is not approved by Columbia Care Shareholders, the Arrangement is not consummated on or prior to March 31, 2023 (subject to modification by the parties and extension in certain circumstances), or in the event Columbia Care breaches any representation or warranty or fails to perform any covenant or agreement that causes the closing conditions related to Columbia Care’s representations and warranties and covenants not to be satisfied, and such breach or failure is incapable of being cured on or prior to the March 31, 2023 or is not cured and the Company is not then in breach of the Arrangement Agreement so as to directly or indirectly cause any closing condition related to the Company’s representations and warranties and covenants not to be satisfied, and if (a) prior to the date of termination, an acquisition proposal meeting certain requirements has been publicly announced or otherwise communicated to Columbia Care, and (b) within 12 months of the date of such termination, the acquisition proposal transaction is completed or Columbia Care has entered into a definitive agreement with respect to such transaction and such transaction is later consummated or effected (whether or not within such 12 month period).
Voting Support Agreements and Lock-up Agreements
In connection with the Arrangement, certain Columbia Care Shareholders holding an aggregate of approximately 25% of the voting power of the issued and outstanding Columbia Care Shares as of March 23, 2022 have entered into voting support agreements (the “Voting Support Agreements”) with the Company, pursuant to which they have agreed to, among other things, vote in favor of the Arrangement at the Meeting. The Voting Support Agreements terminate in certain circumstances, including upon the termination of the Arrangement Agreement in accordance with its terms. Under the Arrangement Agreement, Columbia Care has agreed to hold the Meeting as soon as reasonably practicable and, in any event, on or before June 15, 2022 (or such later date as may be agreed to by Columbia Care and the Company in writing). In addition, pursuant to certain lock-up agreements (the “Lock-up Agreements”), certain Columbia Care Shareholders holding an aggregate of approximately 25% of issued and outstanding Columbia Care Shares (on an as converted to Columbia Care Common Share basis) as of March 23, 2022 agreed to restrict the sale or other transfer of 90% of the Cresco Shares to be received by such Columbia Care Shareholders pursuant to the Arrangement. The Lock-up Agreements provide for the release of the restrictions on the sale or other transfer of such Cresco Shares in four equal installments on the date that is (i) 60 days following the Effective Date; (ii) 120 days following the Effective Date; (iii) 180 days following the Effective Date; and (iv) 240 days following the Effective Date.
Item 5.2.
Disclosure of Restructuring Transactions

Not applicable.
Item 6.
Reliance on Subsection 7.1(2) of National Instrument 51-102

Not applicable.
Item 7.
Omitted Information

Not applicable.
Item 8.
Executive Officer

For further information, please contact:
John Schetz, General Counsel
Phone: (312) 929-0993
Email: john.schetz@crescolabs.com
Item 9.
Date of Report

April 1, 2022

Appendix K
PRO FORMA FINANCIAL STATEMENTS
(begins on following page)

COLUMBIA CARE INC. AND CRESCO LABS INC. INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
The following unaudited pro forma condensed combined financial statements present information about Columbia Care Inc.’s (the “Company”) historical consolidated statements giving effect to the transaction (the “Transaction”) with Cresco Labs Inc. (“Cresco”) as further described in the Company’s 10-K filing. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2022, and the year-ended December 31, 2021 and the unaudited pro forma condensed combined balance sheet as of March 31, 2022 and the year-ended December 31, 2021 (collectively “the unaudited proforma condensed combined financial statements”) give effect to the Transaction as if it has occurred on January 1, 2021.
The unaudited pro forma condensed combined financial information is derived from and should be read in conjunction with:
•
The Company’s unaudited condensed interim consolidated financial statements as of, and for the three months ended March 31, 2022.

•
Cresco’s unaudited condensed interim consolidated financial statements as of, and for the three months ended March 31, 2022.

•
The Company’s audited financial statements as of, and for the year-ended, December 31, 2021, included in its Form 10-K filing.

•
Cresco’s consolidated financial statements as of, and for the year-ended, December 31, 2021, available on Cresco’s website and also included in its year-end SEDAR filing.

The unaudited proforma condensed combined financial statements do not necessarily reflect what the combined company’s results of operations would have been had the Transaction occurred on the date indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma statements of operations contain adjustments that are preliminary and may be revised. There can be no assurance that such revisions will not result in material changes to the information presented in the unaudited pro forma statements of operations. The assumptions underlying the pro forma adjustments are described in greater detail in the accompanying notes to the unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
(Stated in thousands of US dollars)
	March 31, 2022
	Columbia Care, Inc.	Cresco Labs Inc.	Pro-forma Adjustments		Pro-forma Combined
Assets
Current assets:
Cash	$168,424	$179,320	$—		$347,744
Accounts receivable, net	16,550	48,691	(846)	(a)	64,395
Inventory	109,263	156,432	(359)	(b)	265,336
Prepaid expenses and other current assets	27,526	15,357	—		42,883
Assets held for sale	2,120	—	—		2,120
Total current assets	323,883	399,800	(1,205)		722,478
Property and equipment, net	355,968	394,994	—		750,962
Right of use assets	250,413	90,150	—		340,563
Goodwill	184,018	448,336	—		632,354
Intangible assets, net	355,583	435,930	—		791,513
Other non-current assets	12,578	15,727	—		28,305
Total assets	$1,482,443	$1,784,937	$(1,205)		$3,266,175
Liabilities and Equity
Current liabilities:
Accounts payable	$26,130	$33,285	$(846)	(a)	$58,569
Accrued expenses and other current liabilities	118,315	95,962	37,060	(f)	251,337
Income tax payable	31,709	64,180	(100)	(g)	95,789
Contingent consideration	29,345	86,619	—		115,964
Current portion of lease liability	14,517	21,137	—		35,654
Current portion of long-term debt, net	1,697	29,202	38,582	(e)	69,481
Derivative liability	—	809	—		809
Liabilities held for sale	1,122	—	—		1,122
Total current liabilities	222,835	331,194	74,696		628,725
Long-term debt, net	306,387	466,076	(38,200)	(e)	734,263
Deferred taxes	74,917	84,206	—		159,123
Long-term lease liability	251,519	124,104	—		375,623
Contingent consideration	11,680	8,607	—		20,287
Derivative liability	7,478	—	—		7,478
Other long-term liabilities	77,927	7,005	—		84,932
Total liabilities	952,743	1,021,192	36,496		2,010,431
Stockholders’ Equity:
Share Capital and Additional paid-in-capital	1,046,509	1,607,008	28,851		2,682,368
Accumulated deficit	(494,971)	(880,395)	(66,552)	(a) (b) (c) (d)
				(e) (f) (g)	(1,441,918)
Equity attributable to the companies	551,538	726,613	(37,701)		1,240,450
Non-controlling interest	(21,838)	37,132			15,294
Total equity	529,700	763,745	(37,701)		1,255,744
Total liabilities and equity	$1,482,443	$1,784,937	$(1,205)		$3,266,175
The accompanying notes are an integral part of these consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
(Stated in thousands of US dollars) (Continued)
The pro forma adjustments are based on assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined balance sheets:
(a)
Reflects the elimination of intercompany receivable and payable balances at quarter-end.

(b)
Reflects the elimination of intercompany profit on unsold inventory held at quarter-end.

(c)
Reflects the elimination of intercompany revenue and cost of sales between the Company and Cresco.

(d)
Reflects the Company Restricted Stock Units within share-based compensation that will be accelerated and vest upon a change of control. The measurement and valuation are based on some estimates, judgements and assumptions, pending the outcome of future events.

(e)
Reflects the reclassification of long-term debt to short-term debt for the portion of Company debt that becomes immediately due and payable on a change-of-control. This also reflects 1% redemption cost due on a change-of-control

(f)
Reflects the estimated combined Transaction costs and related deal fees from the Transaction

(g)
Reflects tax rate based on the Company Q1 2022 blended rate per tax provision excluding estimated transaction costs that are non-deductible.

Pro forma adjustments do not reflect the impact of any divestitures of either the Company or Cresco that are anticipated to be required for State regulatory approval of the Transaction, as the scope and financial impact of any divestitures cannot be quantified at this time.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
(Stated in thousands of US dollars except per share data)
	Three Months ended March 31, 2022
	Columbia Care, Inc.	Cresco Labs Inc.	Pro-forma Adjustments		Pro-forma combined
	Three Months Ended March 31, 2022
Revenues, net of discounts	$123,087	$214,391	$(1,778)	(a)	$335,700
Cost of sales related to inventory production	(66,460)	(107,018)	1,419	(a)	(172,059)
Gross profit	56,627	107,373	(359)		163,641
Operating expenses:
Selling, general and administrative	71,292	87,106	65,911	(b)(d)	224,309
Impairment loss	—	—			—
Total operating expenses	(71,292)	(87,106)	(65,911)		(224,309)
Loss from operations	(14,665)	20,267	(66,270)		(60,668)
Other expense:
Interest expense on leases, net	(1,426)	(994)	—		(2,420)
Interest expense, net	(11,244)	(13,369)	(382)	(c)	(24,995)
Other (expense) income, net	61	(6,772)	—		(6,711)
Total other expense	(12,609)	(21,135)	(382)		(34,126)
Loss before provision for income taxes	(27,274)	(868)	(66,652)		(94,794)
Income tax (expense) benefit, net	(632)	(22,807)	100	(e)	(23,339)
Net loss and comprehensive loss	(27,906)	(23,675)	(66,552)		(118,133)
Net (loss) income attributable to non-controlling interests	(1,270)	3,706	—		2,436
Net loss attributable to shareholders	$(26,636)	$(27,381)	$(66,552)		$(120,569)
Weighted-average number of shares used in earnings per share – basic and diluted	376,397,260	292,719,359	(161,057,679)	(f)	508,058,940
Earnings attributable to shares (basic and diluted)	$(0.07)	$(0.09)	$0.41		$(0.24)
The pro forma adjustments are based on assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined statements of operations:
(a)
Reflects the elimination of intercompany revenue and cost of sales between the Company and Cresco.

(b)
Reflects the Company Restricted Stock Units of share-based compensation that will be accelerated and vest upon a change of control. The measurement and valuation are based on some estimates, judgements and assumptions, pending the outcome of future events.

(c)
Reflects the portion of Company debt that becomes immediately due and payable with a 1% redemption cost due on a change-of-control.

(d)
Reflects the estimated combined Transaction costs and related deal fees from the Transaction

(e)
Reflects tax rate based on the Company Q1 2022 blended rate per tax provision excluding estimated transaction costs that are non-deductible.

(f)
The weighted average number of shares incorporates the agreed-upon share exchange ratio and the impact of accelerated share vesting as described in (b) above

Pro forma adjustments do not reflect the impact of any divestitures of either the Company or Cresco that are anticipated to be required for State regulatory approval of the Transaction, as the scope and financial impact of any divestitures cannot be quantified at this time.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
(stated in thousands of US dollars)
	December 31, 2021
	Columbia Care, Inc.	Cresco Labs Inc.	Pro-forma Adjustments		Pro-forma Combined
Assets
Current assets:
Cash	$82,198	$223,543			$305,741
Accounts receivable, net	18,302	43,379	(598)	(a)	61,083
Inventory	94,567	136,643	(266)	(b)	230,944
Prepaid expenses and other current assets	29,252	18,190			47,442
Assets held for sale	2,120	—			2,120
Total current assets	226,439	421,755	(864)		647,330
Property and equipment, net	339,692	369,092			708,784
Right of use assets	245,541	88,017			333,558
Goodwill	184,018	446,767			630,785
Intangible assets, net	367,787	437,644			805,431
Other non-current assets	13,035	17,188			30,223
Total assets	$1,376,512	$1,780,463	$(864)		$3,156,111
Liabilities and Equity
Current liabilities:
Accounts payable	$44,007	$32,278	$(598)	(a)	$75,687
Accrued expenses and other current liabilities	126,954	95,442	30,324	(f)	252,720
Income tax payable	26,537	46,949	(72)	(g)	73,414
Contingent consideration	29,345	71,833			101,178
Current portion of lease liability	14,148	20,792			34,940
Current portion of long-term debt, net	1,884	19,928	38,582	(e)	60,394
Derivative liability	—	1,172			1,172
Liabilities held for sale	1,122	—			1,122
Total current liabilities	243,997	288,394	68,237		600,628
Long-term debt, net	159,017	465,079	(38,200)	(e)	585,896
Deferred taxes	79,477	85,666			165,143
Long-term lease liability	246,272	118,936			365,208
Contingent consideration	11,596	17,651			29,247
Derivative liability	6,795	—			6,795
Other long-term liabilities	78,535	7,001			85,536
Total liabilities	825,689	982,727	30,037		1,838,453
Stockholders’ Equity:
Share Capital and Additional paid-in-capital	1,039,726	1,597,461	28,851		2,666,038
Accumulated deficit	(468,335)	(841,907)	(59,752)	(a) (b) (c)	(1,369,994)
				(d) (e) (f) (g)
Equity attributable to the companies	571,391	755,554	(30,901)		1,296,044
Non-controlling interest	(20,568)	42,182			21,614
Total equity	550,823	797,736	(30,901)		1,317,658
Total liabilities and equity	$1,376,512	$1,780,463	$(864)		$3,156,111
The accompanying notes are an integral part of these consolidated financial statements.

The pro forma adjustments are based on assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined balance sheets:
(a)
Reflects the elimination of intercompany receivable and payable balances at quarter-end

(b)
Reflects the elimination of intercompany profit on unsold inventory held at quarter-end

(c)
Reflects the elimination of intercompany revenue and cost of sales between the Company and Cresco Labs, Inc.

(d)
Reflects the Columbia Care Restricted Stock Units within share-based compensation that will be accelerated and vest upon a change of control. The measurement and valuation are based on some estimates, judgements and assumptions, pending the outcome of future events.

(e)
Reflects the reclassification of long-term debt to short-term debt for the portion of Columbia Care debt that becomes immediately due and payable on a change-of-control. This also reflects 1% redemption cost due on a change-of-control

(f)
Reflects the estimated combined Transaction costs and related deal fees from the Transaction

(g)
Reflects tax rate based on Columbia Care Q1 2022 blended rate per tax provision excluding estimated transaction costs that are non-deductible.

Pro forma adjustments do not reflect the impact of any divestitures of either Columbia Care or Cresco that are anticipated to be required for State regulatory approval of the Transaction, as the scope and financial impact of any divestitures cannot be quantified at this time.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
(Stated in thousands of US dollars except per share data)
	Year ended December 31, 2021
	Columbia Care, Inc.	Cresco Labs Inc.	Pro-forma Adjustments		Pro-forma combined
	Year ended December 31, 2021
Revenues, net of discounts	$460,080	$821,682	$(6,367)	(a)	$1,275,395
Cost of sales related to inventory production	(266,065)	(415,335)	6,101	(a)	(675,299)
Gross profit	194,015	406,347	(266)		600,096
Operating expenses:
Selling, general and administrative	232,052	317,804	59,175	(b) (d)	609,031
Impairment loss	72,328	305,894			378,222
Total operating expenses	(304,380)	(623,698)	(59,175)		(987,253)
(Loss) Income from operations	(110,365)	(217,351)	(59,441)		(387,157)
Other expense:
Interest (expense) income on leases, net	(5,280)	(4,100)	—		(9,380)
Interest expense, net	(24,734)	(47,111)	(382)	(c)	(72,227)
Other expense, net	(6,335)	11,835	—		5,500
Total other expense	(36,349)	(39,376)	(382)		(76,107)
(Loss) Income before provision for income taxes	(146,714)	(256,727)	(59,823)		(463,264)
Income tax benefit (expense)	(139)	(40,107)	72	(e)	(40,174)
Net (loss) income and comprehensive (loss) income	(146,853)	(296,834)	(59,752)		(503,439)
Net (loss) income attributable to non-controlling interests	(3,756)	22,763	—		19,007
Net loss attributable to shareholders	$(143,097)	$(319,597)	$(59,752)		$(522,446)
Weighted-average number of shares used in earnings per share – basic and diluted	338,754,694	262,326,138	(144,415,901)	(f)	456,664,931
Earnings attributable to shares (basic and diluted)	$(0.42)	$(1.22)	$0.41		$(1.14)
The pro forma adjustments are based on assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma condensed combined statements of operations:
(a)
Reflects the elimination of intercompany revenue and cost of sales between Columbia Care and Cresco

(b)
Reflects the Columbia Care Restricted Stock Units of share-based compensation that will be accelerated and vest upon a change of control. The measurement and valuation are based on some estimates, judgements and assumptions, pending the outcome of future events

(c)
Reflects the portion of Columbia Care debt that becomes immediately due and payable with a 1% redemption cost due on a change-of-control

(d)
Reflects the estimated combined Transaction costs and related deal fees from the Transaction

The accompanying notes are an integral part of these consolidated financial statements.

(e)
Reflects tax rate based on Columbia Care Q1 2022 blended rate per tax provision excluding estimated transaction costs that are non-deductible

(f)
The weighted average number of shares incorporates the agreed-upon share exchange ratio and the impact of accelerated share vesting as described in (b) above

Pro forma adjustments do not reflect the impact of any divestitures of either Columbia Care or Cresco that are anticipated to be required for State regulatory approval of the Transaction, as the scope and financial impact of any divestitures cannot be quantified at this time.

If you have any questions or require any
assistance in executing your proxy or voting
instruction form, please call Morrow Sodali. at:
North American Toll-Free Number: 1-888-999-2785
Outside North America, Banks, Brokers and Collect Calls: 1-289-695-3075
Email: assistance@morrowsodali.com
North American Toll-Free Facsimile: 1-877-218-5372
COLUMBIA CARE INC.
680 Fifth Ave., 24th Floor | New York, New York 10019
P:
212-271-0915

E:
levans@col-care.com

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COLUMBIA CARE INC.Form of Proxy – Special Meeting to be held on June14, 2022 Trader’s Bank Building702, 67 Yonge St.Toronto, ON M5E 1J8Appointment of ProxyholderI/We being the undersigned holder(s) of Columbia Care Inc. appoint Nicholas Vita, ChiefExecutive Officer or failing this person, Michael Abbott, Executive Chairman. ORPrint the name of the person you are appointing if this personis someone other than the Management Nominees listed herein:as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directionshave been given, as the proxyholder sees fit) and all other matters that may properly come before the Special Meeting of Columbia Care Inc. (the “Meeting”) to be held virtuallyat https://web.lumiagm.com/200807187 onJune14, 2022 at10:00a.m. (Toronto time) or at any adjournment thereof.1. Arrangement Resolution. To consider and, if thought advisable, to pass, with or without variation, a special resolution, the full text ofwhich is set forth in Appendix “B” to the accompanying proxy statement and management information circular (the “Circular”), approvingthe Arrangement (as defined in the Circular) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) whereby,among other things, Cresco Labs Inc. will acquire all of the issued and outstanding shares of Columbia Care Inc., as more particularlydescribed in the Circular.For Against AbstainAuthorized Signature(s) – This section must be completed for yourinstructions to be executed.I/we authorize you to act in accordance with my/our instructions set out above. I/We herebyrevoke any proxy previously given with respect to the Meeting. If no voting instructions areindicated above, this Proxy will be voted as recommended by Management.Signature(s): Date/ /MM / DD / YY

This form of proxy is solicited by and on behalf of Management.Proxies must be received by10:00a.m. , Toronto Time, on June10, 2022.Notes to Proxy1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Meeting. Each holder may appoint a proxy holderother then any person designated in this form of proxy to attend and act on the holder’s behalf at the Meeting. If you wish to appoint a person other than thepersons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must signthis proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentationevidencing your power to sign this proxy with signing capacity stated.3. This proxy should be signed in the exact manner as the name appears on the proxy.4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be votedas recommended by Management.6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and,if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before theMeeting.8. This proxy should be read in conjunction with the accompanying documentation provided by Management.INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME: To Vote Your Proxy Online please visit:https://login.odysseytrust.com/pxloginYou will require the CONTROL NUMBER printed withyour address to the right. If you vote by Internet, donot mail this proxy.To Virtually Attend the Meeting:You can attend the Meeting virtually by visitinghttps://web.lumiagm.com and entering the meeting ID 200-807-187. For furtherinformation on the Meeting and how to attend it, please view Circularaccompanying this form of proxy. The password to join the meeting is“columbia2022”.To request the receipt of future documents via email and/or to sign up forSecurityholder Online services, you may contact Odyssey Trust Company atwww.odysseycontact.comVoting by mail may be the only method for securities held in the name of a corporation orsecurities being voted on behalf of another individual. A return envelope has beenenclosed for voting by mail. Shareholder Address and Control Number Here